UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number    811-10385

                         Pacific Funds Series Trust

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500

                                         Newport Beach, CA 92660

(Address of principal executive offices) (Zip code)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Funds Series Trust

700 Newport Center Drive, P.O. Box 9000

                                         Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

90 State House Square

Hartford, CT 06103

Registrant’s telephone number, including area code: 949-219-6767

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270 30e-1).

March 31, 2019

ANNUAL REPORT

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2019

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

Beginning January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of Pacific Funds shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from Pacific Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pacific Funds electronically by contacting Pacific Funds using one of the methods listed in the Where To Go For More Information section or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. You can inform Pacific Funds or your financial intermediary that you wish to continue receiving paper copies by contacting Pacific Funds using one of the methods listed in the Where To Go For More Information section or by contacting your financial intermediary directly. Your election to receive reports in paper will apply to all communications received for all Funds held with Pacific Funds.

PACIFIC FUNDS

Dear Shareholders:

We are pleased to share with you the Annual Report for the fiscal year ended March 31, 2019 for Pacific Funds Series Trust (“Pacific Funds” or the “Trust”). Pacific Funds is comprised of thirty-four Funds, seventeen of which are included in this report (each individually, a “Fund” and collectively, the “Funds”) and are available for direct investment. Pacific Life Fund Advisors LLC (PLFA), as Adviser to the Funds, manages Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth (together, the “Portfolio Optimization Funds”), and Pacific FundsSM Diversified Alternatives. PLFA also does business under the name “Pacific Asset Management” and manages Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, and Pacific FundsSM High Income under that name.

Each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives is an asset allocation “Fund of Funds” that invests in Class P shares of certain other funds of the Trust (the “PF Underlying Funds”). PLFA supervises the management of those PF Underlying Funds which are only available for investment by the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives and are included in a separate PF Underlying Funds Annual Report. Please see “Where to Go for More Information” for instructions on how to obtain the PF Underlying Funds’ Annual Report. The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives also invest in Class P shares of Pacific FundsSM Core Income, Pacific FundsSM High Income, Pacific FundsSM Floating Rate Income and Pacific FundsSM Small-Cap Growth.

The Adviser, Pacific Asset Management and Rothschild & Co Asset Management US Inc. (together, the “Managers”) and their Funds as of March 31, 2019 are listed below:

Manager	Fund	Page Number

Pacific Life Fund Advisors LLC (PLFA)	Pacific FundsSM Portfolio Optimization Conservative	A-4
	Pacific FundsSM Portfolio Optimization Moderate-Conservative	A-5
	Pacific FundsSM Portfolio Optimization Moderate	A-7
	Pacific FundsSM Portfolio Optimization Growth	A-9
	Pacific FundsSM Portfolio Optimization Aggressive-Growth	A-10
	Pacific FundsSM Diversified Alternatives	A-11

Pacific Asset Management	Pacific FundsSM Short Duration Income	A-12
	Pacific FundsSM Core Income	A-13
	Pacific FundsSM Strategic Income	A-14
	Pacific FundsSM Floating Rate Income	A-15
	Pacific FundsSM High Income	A-16

Rothschild & Co Asset Management US Inc. (Rothschild & Co AMUS)	Pacific FundsSM Large-Cap	A-17
	Pacific FundsSM Large-Cap Value	A-18
	Pacific FundsSM Small/Mid-Cap	A-19
	Pacific FundsSM Small-Cap	A-20
	Pacific FundsSM Small-Cap Value	A-21
	Pacific FundsSM Small-Cap Growth	A-22

The Adviser and the Managers have prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Funds and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris	Adrian Griggs

Chairman of the Board	Chief Executive Officer

Pacific Funds Series Trust	Pacific Funds Series Trust

A-1

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund of the Trust is net of fees and includes reinvestment of all dividends and capital gain distributions, if any, and does not include deductions of any applicable share class sales charges. Past performance is not predictive of future performance. This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

The composite benchmarks for the Portfolio Optimization Funds are composed of up to four broad-based indices. The percentage amounts of each broad-based index within each composite benchmark are based on each Fund’s target asset class allocations in effect during the reporting period. The percentages attributed to a broad-based index within a composite benchmark will change if a Fund’s target asset class allocations change.

PLFA supervises the management of the Funds contained in this report, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA also does business under the name “Pacific Asset Management” and manages the Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income under that name. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended March 31, 2019 (the reporting period) as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during the year.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser, Pacific Asset Management and Rothschild & Co AMUS disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we”, “I”, or “ours” are references to the Managers. Any sectors referenced are provided by the applicable Manager and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Managers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should”, and “would”, or any other statement that necessarily depends on future events, are intended to identify forward- looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Managers believe to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the U.S. Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2019)

Executive Summary

After a turbulent fourth quarter of 2018, global equity markets bounced higher in the last quarter of the reporting period. Concerns over Federal Reserve (Fed) rate hikes, trade and other geopolitical issues led to a global slowdown. While the Fed had been signaling additional rate hikes in 2019, the global slowdown convinced the central bank to hold off on further monetary tightening. Additionally, trade negotiations between the U.S. and China appeared to make progress. These conditions helped ease some concerns, which in turn boosted equities over the last quarter of the reporting period.

Fixed Income

The U.S. ten-year Treasury yield fluctuated over the reporting period, rising from approximately 2.70% at the start of the reporting period to 3.20% in the fourth quarter of 2018 before plunging back down to 2.40% by the end of the reporting period. The broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index) returned 4.48% for the reporting period. Spread sectors were mixed over the reporting period. Within the U.S., riskier credit tiers performed well over the last quarter of the reporting period as credit spreads tightened after they spiked in the fourth quarter of 2018. Emerging market bonds were challenged by the strengthening U.S. dollar, although they experienced some recovery over the last quarter of the reporting period.

Domestic Equity

Domestic equities rose over the reporting period and fared better than foreign markets. Over the reporting period, the S&P 500 Index returned 9.50%. Growth stocks finished higher than value stocks, as the financial sector (which represents a large part of value indices) struggled over the reporting period as interest margins were pressured by a flattening yield curve. On the other hand, technology stocks fared well over the reporting period. Bond proxy sectors such as real estate and utilities delivered gains as the ten-year Treasury yield

A-2

See benchmark definitions on A-23 and A-24

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

had been sinking since November 2018, making the higher dividend sectors more attractive. Large corporations held up better than their smaller counterparts. Small-capitalization companies had lower credit ratings, and their debt levels as a percentage of total capital increased.

International Equity

Although international equities finished higher over the last quarter of the reporting period, they ended in negative territory over the reporting period as the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index returned -3.71% over this period. European stocks generally struggled. Geopolitical issues like Brexit (Britain’s exit from the European Union) and trade tensions caused headwinds that held back performance. Furthermore, the U.S. dollar rally was a headwind for unhedged international exposures. Emerging market equities also performed poorly over the reporting period as the MSCI Emerging Markets Index returned -7.41%. Emerging market equities became volatile, particularly for Chinese markets as trade tensions caused businesses to scramble and its consumers to become less optimistic. Chinese equities staged a significant recovery however, with the Shenzhen Composite up 33.70% for the last quarter of the reporting period.

Concluding Remarks

Going forward, we expect to see several themes impact the markets. The U.S. economy should continue to stay on course as business and consumer confidence remain supportive, especially if trade tensions begin to fade. However, we expect U.S.-China trade negotiations to remain an area of investor focus. As the effects of the tax cuts wind down, we anticipate U.S. earnings growth to decelerate and stock buybacks to ebb from very high levels seen throughout 2018.

Regarding central banks, the Fed is expected to take a pause. While markets had been anticipating additional interest rate hikes, they are now pricing in a rate cut by the end of 2019. The European Central Bank ended its bond purchasing program and will be going through a transition as it will need to find a successor for Mario Drahghi who is scheduled to step down in October 2019. Several emerging market central banks may find some relief from the Fed refraining from additional rate hikes.

In the U.S., investors may continue to focus on the yield curve, which has historically inverted prior to recessions, but it generally did not lead to equities falling immediately thereafter. Nonetheless, U.S. corporations will have to deal with rising wage growth caused by the tight labor market and increasing input costs resulting from the tariffs imposed on Chinese goods. Additionally, a steady stream of share buybacks has generally lifted prices and when this trend recedes, U.S. stocks may begin to trail.

Overseas, we believe foreign stocks are fairly attractive relative to U.S. equities based on price multiples although they also exhibit heightened geopolitical risks. Additionally, international industries tend to have a higher concentration in defensive sectors than those of the U.S., which tend to be more technology-related. Technology-related stocks are generally trading at a considerable premium compared to others, which may limit further upside. This is particularly true if market sentiment toward defensive sectors gains momentum. Emerging markets’ price-to-book multiples compared to those of U.S. equities are near historic lows. Furthermore, the U.S. and China will likely be inclined to reach a trade deal sooner than later, as rising tensions are weighing down sentiment. Once a deal with China is reached, the Trump administration may extend the trade war to Europe and Japan with automobile tariffs. This would be particularly challenging for Germany, which is already flirting with a potential recession.

In fixed income, we anticipate the Fed may refrain from pursuing an aggressive monetary policy, as inflation risks remain somewhat subdued, although wage growth has been accelerating. Additionally, loose credit standards and heightened leverage have become more concerning, especially for leveraged loans. Although we do not anticipate a significant deterioration in credit fundamentals in the near term, we will closely monitor these conditions as challenges in credit markets have tended to precede equity markets in the lead up to a recession. While we do not see recession likely in the near term, we are watching this sector of the market for an early warning. We expect broad alternatives to provide continued diversification, especially for strategies that can successfully take advantage of rapidly changing developments in currency or commodity markets.

Performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives

The performance of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are composites of the performance of each of the PF Underlying Funds in which each invests (which may include bonds, domestic and/or international equities). The Portfolio Optimization Funds are compared to two broad-based indices; however, to further assist in performance comparisons, composite benchmarks were constructed for the Portfolio Optimization Funds. Each composite benchmark is comprised of up to four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the target allocations for Portfolio Optimization Funds. However, the actual allocations of any Portfolio Optimization Fund will naturally vary from these targets as a result of market performance over time. Pacific Funds Diversified Alternatives does not have a composite benchmark. The one-year performance for these broad-based indices for the year ended March 31, 2019 is shown in the following table:

Broad-Based Indices
S&P 500 Index (representing U.S. Stocks)	9.50%
Morgan Stanley Capital International (MSCI) EAFE Index (Net) (International Stocks)	(3.71%	)
Bloomberg Barclays U.S. Aggregate Bond Index (Fixed Income)	4.48%
ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index (Cash)	2.12%

See benchmark definitions on A-23 and A-24

A-3

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Portfolio Optimization Conservative’s Class A (without sales charge) returned 1.88%, compared to a 4.48% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 9.50% return for the S&P 500 Index, and a 4.94% return for the Pacific Funds Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class B, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	1.88%		2.97%	5.59%
Fund’s Class A with maximum sales charge	(3.69%	)	1.81%	5.00%
Fund’s Class B without sales charge	1.15%		2.22%	5.01%
Fund’s Class B with maximum sales charge	(3.39%	)	1.89%	5.01%
Fund’s Class C without sales charge	1.13%		2.24%	4.87%
Fund’s Class C with maximum sales charge	0.22%		2.24%	4.87%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%		2.74%	3.77%
S&P 500 Index	9.50%		10.91%	15.92%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	4.94%		4.05%	5.94%

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	2.26%	3.24%	3.22%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	2.15%
S&P 500 Index	9.50%	10.91%	13.96%
Pacific Funds Portfolio Optimization Conservative Composite Benchmark	4.94%	4.05%	4.25%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Conservative Composite Benchmark. The Pacific Funds Portfolio Optimization Conservative Composite Benchmark is comprised of the Bloomberg Barclays U.S. Aggregate Bond, S&P 500, ICE BofA Merrill Lynch U.S. 3-Month T-Bill, and MSCI EAFE (Net) Indices in a weighting that is fixed and specific to the Fund. The Fund was primarily invested in various fixed income strategies, with a smaller allocation to equity and alternative strategies, during the reporting period. Fixed income investments included allocations to intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate strategies. The equity segment consisted mainly of allocations to domestic and foreign large-capitalization strategies. The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

See benchmark definitions on A-23 and A-24

A-4

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Among the fixed income lineup, high yield bonds contributed to performance over the reporting period as the asset class fared relatively well. However, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index and likewise detracted from performance over the reporting period. Additionally, exposure to short-term bonds also detracted from performance.

As for domestic equities, exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors. On the other hand, the exposure to real estate helped performance.

International equities held back performance over the reporting period. An overweight to emerging markets had a negative impact on performance, although the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index, which helped offset the drag from the exposure to the asset class.

Alternatives as a group also detracted from performance over the reporting period. The PF Equity Long/Short Fund primarily detracted from performance.

Pacific Funds Portfolio Optimization Moderate-Conservative (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Portfolio Optimization Moderate-Conservative’s Class A (without sales charge) returned 1.91%, compared to a 4.48% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a 9.50% return for the S&P 500 Index, and a 5.28% return for the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class B, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	1.91%		3.85%	7.32%
Fund’s Class A with maximum sales charge	(3.68%	)	2.68%	6.71%
Fund’s Class B without sales charge	1.07%		3.07%	6.73%
Fund’s Class B with maximum sales charge	(3.16%	)	2.77%	6.73%
Fund’s Class C without sales charge	1.11%		3.09%	6.56%
Fund’s Class C with maximum sales charge	0.26%		3.09%	6.56%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%		2.74%	3.77%
S&P 500 Index	9.50%		10.91%	15.92%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	5.28%		5.17%	7.88%

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	2.10%	4.09%	4.71%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	2.15%
S&P 500 Index	9.50%	10.91%	13.96%
Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark	5.28%	5.17%	6.00%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-23 and A-24

A-5

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark. The Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is comprised of the Bloomberg Barclays U.S. Aggregate Bond, S&P 500, MSCI EAFE (Net), and ICE BofA Merrill Lynch U.S. 3-Month T-Bill Indices in a weighting that is fixed and specific to the Fund. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included intermediate-term bond strategies as well as short duration bond, inflation-indexed bond, high yield bond, emerging markets bond, and floating rate strategies. The Fund’s equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies). The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

Among the fixed income lineup, high yield bonds contributed to performance over the reporting period as the asset class fared relatively well. However, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index and likewise detracted from relative performance over the reporting period. Additionally, exposure to short-term bonds also detracted from performance.

As for domestic equities, exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors. The exposure to real estate also helped performance.

International equities held back performance over the reporting period. An overweight to emerging markets had a negative impact on performance, although the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index, which helped offset the drag from the exposure to the asset class.

Alternatives as a group also detracted from performance over the reporting period. The PF Equity Long/Short Fund primarily detracted from performance.

See benchmark definitions on A-23 and A-24

A-6

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Moderate (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Portfolio Optimization Moderate’s Class A (without sales charge) returned 2.49%, compared to a 9.50% return for the S&P 500 Index, a 4.48% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and a 5.68% return for the Pacific Funds Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class B, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	2.49%		4.81%	9.27%
Fund’s Class A with maximum sales charge	(3.15%	)	3.64%	8.66%
Fund’s Class B without sales charge	1.75%		4.04%	8.68%
Fund’s Class B with maximum sales charge	(2.45%	)	3.75%	8.68%
Fund’s Class C without sales charge	1.78%		4.04%	8.53%
Fund’s Class C with maximum sales charge	0.94%		4.04%	8.53%
S&P 500 Index	9.50%		10.91%	15.92%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%		2.74%	3.77%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	5.68%		6.43%	10.06%

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	2.75%	5.07%	6.31%
S&P 500 Index	9.50%	10.91%	13.96%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	2.15%
Pacific Funds Portfolio Optimization Moderate Composite Benchmark	5.68%	6.43%	7.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Moderate Composite Benchmark. The Pacific Funds Portfolio Optimization Moderate Composite Benchmark is comprised of the S&P 500, Bloomberg Barclays U.S. Aggregate Bond, MSCI EAFE (Net), and ICE BofA Merrill Lynch U.S. 3-Month T-Bill Indices in a weighting that is fixed and specific to the Fund. The Fund is allocated to a mix of equity and fixed income strategies over the reporting period, with a larger allocation toward equity investments. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded real estate investment trusts (REITs). Fixed income investments included intermediate-term bond, short duration bond, inflation-indexed bond, emerging markets bond, and floating rate loan strategies. The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

See benchmark definitions on A-23 and A-24

A-7

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Within domestic equities exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors like financials. The exposure to real estate also helped performance. Furthermore, the PF Growth and PF Developing Growth Funds outperformed their respective benchmarks, which contributed to performance.

International equities held back performance over the reporting period. An overweight to emerging markets had a negative impact on performance, although the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index, which helped offset the drag from the exposure to the asset class. Additionally, the PF International Value Fund underperformed its benchmark, which held back performance.

Among the fixed income lineup, high yield bonds contributed to performance over the reporting period as the asset class fared relatively well. However, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index and likewise detracted from relative performance over the reporting period. Additionally, exposure to short-term bonds also detracted from performance.

Alternatives as a group also detracted from performance over the reporting period. The PF Equity Long/Short Fund primarily detracted from performance.

See benchmark definitions on A-23 and A-24

A-8

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Portfolio Optimization Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Portfolio Optimization Growth’s Class A (without sales charge) returned 2.92%, compared to a 9.50% return for the S&P 500 Index, a 4.48% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and a 5.98% return for the Pacific Funds Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class B, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	2.92%		5.67%	10.96%
Fund’s Class A with maximum sales charge	(2.74%	)	4.47%	10.33%
Fund’s Class B without sales charge	2.15%		4.89%	10.40%
Fund’s Class B with maximum sales charge	(1.96%	)	4.61%	10.40%
Fund’s Class C without sales charge	2.12%		4.88%	10.26%
Fund’s Class C with maximum sales charge	1.30%		4.88%	10.26%
S&P 500 Index	9.50%		10.91%	15.92%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%		2.74%	3.77%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	5.98%		7.49%	11.92%

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	3.12%	5.92%	7.77%
S&P 500 Index	9.50%	10.91%	13.96%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	2.15%
Pacific Funds Portfolio Optimization Growth Composite Benchmark	5.98%	7.49%	9.66%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Growth Composite Benchmark. The Pacific Funds Portfolio Optimization Growth Composite Benchmark is comprised of the S&P 500, Bloomberg Barclays U.S. Aggregate Bond, and MSCI EAFE (Net) Indices in a weighting that is fixed and specific to the Fund. The Fund had a diversified allocation mix that was tilted to equity. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly-traded REITs. Fixed income investments included intermediate-term bond strategies as well as specific strategies such as short duration bond, inflation-indexed bond and emerging markets bond strategies. The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

See benchmark definitions on A-23 and A-24

A-9

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Within domestic equities exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors like financials. The exposure to real estate also helped performance. Furthermore, the PF Growth and PF Developing Growth Funds outperformed their respective benchmarks, which contributed to performance.

International equities held back performance over the reporting period. An overweight to emerging markets had a negative impact on performance, although the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index, which helped offset the drag from the exposure to the asset class. Additionally, the PF International Value Fund underperformed its benchmark, which held back performance.

Among the fixed income lineup, high yield bonds contributed to performance over the reporting period as the asset class fared relatively well. However, the PF Managed Bond Fund, which represented the largest weight in the Fund, underperformed the Bloomberg Barclays U.S. Aggregate Bond Index and likewise detracted from relative performance over the reporting period. Additionally, exposure to short-term bonds also detracted from performance.

Alternatives as a group also detracted from performance over the reporting period. The PF Equity Long/Short Fund primarily detracted from performance.

Pacific Funds Portfolio Optimization Aggressive-Growth (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Portfolio Optimization Aggressive-Growth’s Class A (without sales charge) returned 3.39%, compared to a 9.50% return for the S&P 500 Index, a 4.48% return for the Bloomberg Barclays U.S. Aggregate Bond Index, and a 5.79% return for the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmarks for the ten-year period ended March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class B, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	10 Years
Fund’s Class A without sales charge	3.39%		6.26%	11.98%
Fund’s Class A with maximum sales charge	(2.29%	)	5.06%	11.36%
Fund’s Class B without sales charge	2.59%		5.49%	11.53%
Fund’s Class B with maximum sales charge	(1.56%	)	5.19%	11.53%
Fund’s Class C without sales charge	2.57%		5.49%	11.36%
Fund’s Class C with maximum sales charge	1.74%		5.49%	11.36%
S&P 500 Index	9.50%		10.91%	15.92%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%		2.74%	3.77%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	5.79%		8.29%	13.56%

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year	5 Years	Since Inception (12/31/12)
Fund’s Advisor Class without sales charge	3.57%	6.53%	8.65%
S&P 500 Index	9.50%	10.91%	13.96%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%	2.74%	2.15%
Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark	5.79%	8.29%	11.15%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See benchmark definitions on A-23 and A-24

A-10

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark. The Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is comprised of the S&P 500, MSCI EAFE (Net), and Bloomberg Barclays U.S. Aggregate Bond Indices in a weighting that is fixed and specific to the Fund. The Fund is primarily allocated to domestic and international equity funds that are diversified across style (growth/value), market capitalization and region (which included allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select sectors, such as publicly-traded REITs, as well as a small allocation to intermediate-term fixed income securities. The Fund’s alternatives allocation consisted of investments in a currency strategy and an equity long/short strategy.

Within domestic equities exposure to value stocks was a headwind over the reporting period as growth sectors such as information technology surged past value sectors like financials. The exposure to real estate also helped performance. Furthermore, the PF Growth and PF Developing Growth Funds outperformed their respective benchmarks, which contributed to performance.

International equities held back performance over the reporting period. An overweight to emerging markets had a negative impact on performance, although the PF Emerging Markets Fund outpaced its benchmark, the MSCI Emerging Markets Index, which helped offset the drag from the exposure to the asset class. Additionally, the PF International Value underperformed its benchmark, which held back performance.

The Fund’s allocation to fixed income is relatively a minor position. Nonetheless, exposure to short-term bonds detracted from performance.

Alternatives as a group also detracted from performance over the reporting period. The PF Equity Long/Short Fund primarily detracted from performance.

Pacific Funds Diversified Alternatives (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Diversified Alternatives’ Class A (without sales charge) returned -4.15%, compared to a 2.08% return for its benchmark, the FTSE 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class A shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	Since Inception (12/31/13)
Fund’s Class A without sales charge	(4.15%	)	2.32%	2.19%
Fund’s Class A with maximum sales charge	(9.43%	)	1.17%	1.10%
Fund’s Class C without sales charge	(4.81%	)	1.56%	1.43%
Fund’s Class C with maximum sales charge	(5.76%	)	1.56%	1.43%
Fund’s Advisor Class without sales charge	(3.91%	)	2.56%	2.42%
FTSE 1-Month U.S. T-Bill Index	2.08%		0.69%	0.66%	(1)

(1)	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class A underperformed the benchmark. The Fund is a “fund of funds” that seeks to achieve its investment goal by investing in other funds, and seeks to maintain a low to moderate correlation of its returns with the returns of traditional equity and fixed income asset classes over long-term periods by gaining exposure to a number of non-traditional asset classes and alternative investment strategies. Over the reporting period, the Fund was primarily invested in non-traditional asset classes and alternative investment strategies. The Fund’s investments included currencies and long-short equity strategies. The Fund also invested in inflation-indexed debt, floating rate loans, real estate, international small-cap, and emerging markets equity and debt strategies.

See benchmark definitions on A-23 and A-24

A-11

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The Fund’s allocations to the PF Real Estate Fund, PF Currency Strategies Fund and Pacific Funds Floating Rate Income were the top contributors to performance. The PF Real Estate Fund benefited from an overweight position to residential REITs. The PF Currency Strategies Fund’s short position in the Korean won largely contributed to performance. Pacific Funds Floating Rate Income benefited from an overweight position to second lien bank loans.

The PF Equity Long/Short Fund was the weakest-performing fund over the reporting period. PF International Small-Cap Fund, PF Emerging Markets Fund and PF Emerging Markets Debt Fund also detracted from performance over the reporting period. These funds have exposure to foreign markets, which struggled over the reporting period, as trade tensions intensified.

Pacific Funds Short Duration Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Short Duration Income’s Class I (without sales charge) returned 3.47%, compared to a 3.03% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	3.47%		1.94%	2.75%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	3.03%		1.22%	1.14%

	1 Year		5 Years	Since Inception (06/29/12)
Fund’s Class A without sales charge	3.11%		1.66%	2.23%
Fund’s Class A with maximum sales charge	(0.01%	)	1.05%	1.76%
Fund’s Class C without sales charge	2.35%		0.89%	1.47%
Fund’s Class C with maximum sales charge	1.35%		0.89%	1.47%
Fund’s Advisor Class without sales charge	3.46%		1.93%	2.48%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	3.03%		1.22%	1.14%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund uses a short term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s asset allocation and focus on short maturity BBB-rated securities were the primary contributors to performance. The Fund’s allocations to non-investment grade debt securities, bank loans and high yield bonds, benefited performance during the reporting period. The Fund’s underweight to treasury and government related securities also benefited performance. The Fund’s underweight to duration detracted from performance given the flattening of the yield curve seen during the reporting period. Security selection in pharmaceuticals and chemicals benefited performance while overweights to banking and midstream hurt performance.

The significant spread widening seen in December 2018 and subsequent rally in the first quarter 2019 leave us with a neutral view of investment-grade corporate credit as we enter April 2019. We believe that stable monetary policy should help the technical picture for the asset class. From an asset allocation perspective, we like floating-rate loans and BBB-rated investment-grade names in preferred sectors. We hold limited exposure in high yield bonds favoring bank loans. We expect to maintain exposure to securitized assets and have looked to add to certain deal structures. Sector and credit selection remain vital as we focus on deleveraging stories and sectors, while staying cautious with sectors experiencing more deterioration in credit metrics. We are also mindful of sectors that can be meaningfully impacted by slowing global growth, evolution of trade-policy changes and rising cost inflation, such as technology, automotive and chemicals. We are underweight duration relative to the benchmark.

See benchmark definitions on A-23 and A-24

A-12

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Core Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Core Income’s Class I (without sales charge) returned 4.30%, compared to a 4.48% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	Since Inception (12/31/10)
Fund’s Class I without sales charge	4.30%		2.92%	4.34%
Fund’s Class A without sales charge	3.99%		2.62%	4.07%
Fund’s Class A with maximum sales charge	(0.40%	)	1.74%	3.53%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%		2.74%	3.08%

	1 Year		5 Years	Since Inception (06/30/11)
Fund’s Class C without sales charge	3.11%		1.85%	2.94%
Fund’s Class C with maximum sales charge	2.11%		1.85%	2.94%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%		2.74%	2.92%

	1 Year		5 Years	Since Inception (06/29/12)
Fund’s Advisor Class without sales charge	4.19%		2.90%	3.40%
Bloomberg Barclays U.S. Aggregate Bond Index	4.48%		2.74%	2.26%

			1 Year	Since Inception (04/27/15)
Fund’s Class P without sales charge			4.29%	2.35%
Bloomberg Barclays U.S. Aggregate Bond Index			4.48%	1.99%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund uses an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s underweight to duration detracted from performance given the flattening of the yield curve seen during the reporting period. The Fund’s allocation to non-investment grade securities, bank loans and high yield bonds, and to underweight treasury and government related securities benefited performance. Security selection in pharmaceuticals and chemicals benefited performance while overweight’s to banking and midstream hurt performance.

The significant spread widening seen in December 2018 and subsequent rally in the first quarter 2019 continues to leave us with a more neutral view of investment-grade corporate credit as we enter April 2019. Stable monetary policy should help the technical picture for the asset class. From an asset allocation perspective, we like the improved relative value in floating-rate loans and BBB-rated investment-grade names in preferred sectors. We expect to maintain exposure to securitized assets and have looked to add to certain deal structures as they became more attractive due to the sell-off in December 2018. Sector and credit selection remain vital as we focus on deleveraging stories and sectors, while staying cautious with sectors experiencing more deterioration in credit metrics. We are also mindful of sectors that can be meaningfully impacted by slowing global growth, evolution of trade-policy changes and rising cost inflation, such as technology, automotive and chemicals. We are underweight duration relative to the benchmark.

See benchmark definitions on A-23 and A-24

A-13

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Strategic Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Strategic Income’s Class I (without sales charge) returned 3.77%, compared to a 4.48% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	3.77%		3.40%	6.21%
Bloomberg Barclays U.S Aggregate Bond Index	4.48%		2.74%	2.42%

	1 Year		5 Years	Since Inception (06/29/12)
Fund’s Class A without sales charge	3.43%		3.10%	5.25%
Fund’s Class A with maximum sales charge	(1.00%	)	2.20%	4.58%
Fund’s Class C without sales charge	2.73%		2.35%	4.50%
Fund’s Class C with maximum sales charge	1.74%		2.35%	4.50%
Fund’s Advisor Class without sales charge	3.70%		3.36%	5.50%
Bloomberg Barclays U.S Aggregate Bond Index	4.48%		2.74%	2.26%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund uses a non-investment grade focused multi-sector credit strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund underperformed the benchmark for the reporting period primarily driven by asset allocation and duration. The Fund focuses on U.S. credit sectors including bank loans, high yield bonds, and corporate debt. The Fund’s overweight to bank loans detracted from performance. The Fund’s underweight to longer maturity government bonds detracted from performance. The Fund’s underweight in duration also detracted from performance given the flattening of the yield curve seen during the reporting period. Sector allocations in midstream, gaming, and cable & satellite benefited performance while building materials, packaging, and metals & mining detracted.

The significant spread widening seen in December 2018 and subsequent rally in the first quarter 2019 continues to leave us with a positive view of corporate credit as we enter the new fiscal year. We believe that improved relative value should help the technical picture for credit, specifically as monetary policy stabilizes. From an asset allocation perspective, we like the improved relative value in bank loans and investment-grade names in preferred sectors. After increasing our exposure in December 2018 to high yield bonds, we have reduced that exposure in favor of bank loan securities based on relative value. Sector and credit selection remain vital as we focus on deleveraging stories and sectors, while staying cautious with sectors experiencing more deterioration in credit metrics. We are also mindful of sectors that can be meaningfully impacted by slowing global growth, evolution of trade-policy changes and rising cost inflation, such as technology, automotive and chemicals. We are underweight duration relative to the benchmark.

See benchmark definitions on A-23 and A-24

A-14

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Floating Rate Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Floating Rate Income’s Class I (without sales charge) returned 2.88%, compared to a 3.33% return for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	Since Inception (06/30/11)
Fund’s Class I without sales charge	2.88%		3.43%	4.56%
Credit Suisse Leveraged Loan Index	3.33%		3.83%	4.47%

	1 Year		5 Years	Since Inception (12/30/11)
Fund’s Class A without sales charge	2.57%		3.12%	4.55%
Fund’s Class A with maximum sales charge	(0.48%	)	2.49%	4.11%
Fund’s Class C without sales charge	1.86%		2.37%	3.80%
Fund’s Class C with maximum sales charge	0.88%		2.37%	3.80%
Credit Suisse Leveraged Loan Index	3.33%		3.83%	5.03%

	1 Year		5 Years	Since Inception (06/29/12)
Fund’s Advisor Class without sales charge	2.83%		3.39%	4.38%
Credit Suisse Leveraged Loan Index	3.33%		3.83%	4.76%

	1 Year		5 Years	Since Inception (12/31/12)
Fund’s Class P without sales charge	2.87%		3.41%	3.90%
Credit Suisse Leveraged Loan Index	3.33%		3.83%	4.26%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Using a fundamental approach with a top down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in floating rate loans and floating rate debt securities.

The Fund’s underperformance to the benchmark was primarily attributable to the focus on larger bank loan issuers. During the reporting period, larger issuers underperformed. This was most pronounced during the year end 2018 volatility as more liquid, larger issuers underperformed. The Fund benefited from overweights to second lien bank loans, which outperformed during the reporting period. Given the liquidity driven selloff seen in December 2018 along with the broader outperformance of smaller facility sizes during the reporting period, second liens outperformed their first lien counterparts. The Fund’s overweight to B versus BB-rated issuers was a contributor to performance as B-rated issuers outperformed BB’s.

The Fund’s overweight to chemicals and underweight to media/telecommunications contributed to performance. The Fund’s overweight to forest products/containers and overweight to manufacturing detracted from performance.

We enter the new fiscal year underweight risk as measured to our benchmark by yield. While prices have recovered much of the liquidity driven selloff seen in December 2018, the asset class provides attractive yields and stable corporate health conditions. Our underweight in yield to our benchmark is primarily attributable to our limited exposure to distressed issuers (those below $90-dollar price). We are focused on the performing segment of the bank loan market. At the end of the reporting period, we are overweight to food/tobacco securities, forest products/containers securities, and manufacturing securities. We are underweight to technology, health care, and media/telecommunication securities.

See benchmark definitions on A-23 and A-24

A-15

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds High Income (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds High Income’s Class I (without sales charge) returned 4.27%, compared to a 5.93% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C, P and Advisor Class shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	Since Inception (12/19/11)
Fund’s Class I without sales charge	4.27%		3.54%	6.43%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	5.93%		4.69%	6.92%

	1 Year		5 Years	Since Inception (06/29/12)
Fund’s Class A without sales charge	3.97%		3.27%	5.35%
Fund’s Class A with maximum sales charge	(0.41%	)	2.38%	4.67%
Fund’s Class C without sales charge	3.35%		2.53%	4.60%
Fund’s Class C with maximum sales charge	2.37%		2.53%	4.60%
Fund’s Advisor Class without sales charge	4.23%		3.53%	5.60%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	5.93%		4.69%	6.21%

			1 Year	Since Inception (01/14/15)
Fund’s Class P without sales charge			4.27%	4.99%
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index			5.93%	5.74%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade, debt instruments or in instruments with characteristics of non-investment grade instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts.

During the reporting period, the Fund underperformed the benchmark primarily due to sector allocations and security selection. Sanchez Energy and Halcon Resources were notable detractors in the independent exploration& production sector. Ahern Rentals was a notable detractor in the construction machinery sector. On a sector basis, notable positive contributors include food and beverage and finance companies while underweight allocations to cable/satellite and health care sectors detracted. Duration was neutral to performance during the reporting period.

As we enter the new fiscal year, we believe it is especially important amid current market conditions to maintain our focus on credit selection as the key to our high-yield investment process. The Fund’s investments continue to be focused on U.S.-centric companies, targeting a relatively healthy U.S. consumer and companies with strong underlying fundamentals. We expect building materials, restaurant, and manufacturing sectors to continue to benefit from the relative strength of U.S. consumers and growing government spending. In the case of housing-related sectors, our focus on less cyclical roofing exposures provides both attractive yield and some downside protection. The Fund remains underweight exposure to industries in secular decline, which include phone companies in the wirelines sector and hardware companies susceptible to rapid change in the technology sector.

See benchmark definitions on A-23 and A-24

A-16

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Large-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Large-Cap’s Advisor Class (without sales charge) returned 6.97%, compared to a 9.50% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C, and S shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year	Since Inception (1/11/16)
Fund’s Advisor Class without sales charge(1)	6.97%	13.06%
Fund’s Class A without sales charge	6.74%	12.77%
Fund’s Class A with maximum sales charge	2.17%	11.28%
Fund’s Class C without sales charge	5.97%	11.94%
Fund’s Class C with maximum sales charge	4.97%	11.94%
S&P 500 Index	9.50%	15.13%

	1 Year	Since Inception (03/20/15)
Fund’s Class S without sales charge	7.06%	7.61%
S&P 500 Index	9.50%	9.86%

(1)

The performance chart previously reflected the returns for Investor Class shares, which are no longer available for this Fund. Advisor Class returns are now shown because Advisor Class has the greatest net assets relative to the other share classes of the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co AMUS implement the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to performance of the Fund included utilities, real estate, and information technology. Conversely, financials, energy, and industrials detracted from the Fund’s performance. Sector allocation was negative, with headwinds from an underweight to information technology outpacing tailwinds from an underweight to industrials. Stock selection was also negative, and the primary driver of the Fund’s performance, with the effects of detractors in health care, industrials, and consumer discretionary exceeding those of contributors in consumer staples, and information technology.

Turning to individual stocks, detractors from the Fund’s performance included Noble Energy, a large international exploration and production company. The Fund’s position in Noble was a headwind during the reporting period as shares were impacted by a mid-2018 cut to production and guidance as well as a concurrent raise to capital expenditures. Noble also removed longer term production guidance, which added to uncertainty. Lastly, they were negatively impacted by headlines in Colorado, where an anti-oil industry measure made the state’s ballot for the November 2018 election. While this measure was defeated, there remains continued concern for the industry in the state and we subsequently exited our position in the stock. Cigna Corporation, a healthcare services company, underperformed in the first quarter of 2019 due to macro headwinds pressuring healthcare services stocks. Sentiment across the drug supply chain has been adversely impacted by growing political uncertainty and the potential for changes to payment models in some markets. Although Cigna management has reaffirmed guidance, which contemplates many of the industry’s headwinds, shares were still weak in the first quarter of 2019. Marathon Petroleum, a crude refining company, negatively impacted the Fund’s performance as shares of the refining sub-sector generally lagged due to weaker margins on products such as gasoline and narrower crude differentials, which hurts profitability. As a result, there have been some investor concerns and market pressures that Marathon may miss consensus earnings estimates.

The top contributors to the Fund’s performance included Eli Lilly and Company, a pharmaceutical company. Eli Lilly’s shares performed relatively well in 2018, driven by strong third quarter of 2018 results and performing relatively well during the fourth quarter of 2018 reversal. Visa Inc., a payment technology company, is the biggest company in what is effectively a duopoly market. Visa recently reported a good fourth quarter 2018 and fiscal year 2019 outlook was better than expected. Visa continues to benefit from the ongoing shift from cash/check to credit/debt.

See benchmark definitions on A-23 and A-24

A-17

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Large-Cap Value (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Large-Cap Value’s Advisor Class (without sales charge) returned 3.47%, compared to a 5.67% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C, and S shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		Since Inception (1/11/16)
Fund’s Advisor Class without sales charge(1)	3.47%		10.36%
Fund’s Class A without sales charge	3.14%		10.07%
Fund’s Class A with maximum sales charge	(1.22%	)	8.59%
Fund’s Class C without sales charge	2.40%		9.25%
Fund’s Class C with maximum sales charge	1.44%		9.25%
Fund’s Class S without sales charge	3.39%		10.42%
Russell 1000 Value Index	5.67%		12.36%

(1)

The performance chart previously reflected the returns for Investor Class shares, which are no longer available for this Fund. Advisor Class returns are now shown because Advisor Class has the greatest net assets relative to the other share classes of the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co AMUS implement the Fund’s strategy by investing in common stocks and other equity securities of large capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to performance of the Fund included utilities, information technology, and real estate. Conversely, consumer discretionary, financials, and industrials detracted from the Fund’s performance. Sector allocation was neutral for the reporting period. Stock selection was negative, and the primary driver of the Fund’s performance, with the effects of detractors in health care, consumer discretionary, and industrials exceeding those of contributors in information technology, and consumer staples.

Turning to individual stocks, detractors from the Fund’s performance included financial services company State Street Corporation (State Street). State Street announced a dilutive acquisition (Charles River Development) that was not well received by investors. The Fund continues to hold State Street stock due to a combination of its valuation profile, perceived low market expectations, and well-positioned business model against a competitive landscape. Northrop Grumman Corporation, an aerospace and defense technology company, declined for multiple reasons including investor profit-taking, assumptions that U.S.-North Korean tensions have been eased, and worries that the large budget deficits may cut into various defense programs. CVS Health Corporation, a retail pharmacy and healthcare company, was pressured from sentiment across the drug supply chain, which has been adversely impacted by growing political uncertainly. CVS’s guidance for 2019 includes a greater amount of investment in the business, which largely offsets the Aetna deal-related synergy for 2019.

The top contributors to the Fund’s performance included Broadcom Inc., a semiconductor and software solutions provider. Broadcom reported strong quarterly earnings and boosted its dividend by 50% in 2018. Broadcom also issued fiscal year 2019 guidance above expectations due to additive tailwinds from CA Technologies’ results (a software company Broadcom acquired). The stock performed well versus its semiconductor peers due to its cheap valuation, high free cash flow generation, and attractive dividend yield. The stock avoided the semi market downturn in the fourth quarter of 2018 because it has low exposure to cyclical end markets. Microsoft Corporation, a technology company, continued to perform well after delivering sound quarterly results. Microsoft had better than expected revenues, margins, and earnings per share. The results also served as an affirmation that revenues and earnings will accelerate in fiscal year 2019, driven by Azure and Office 365 as they are now large enough to move the needle. Eli Lilly and Company, a pharmaceutical company, performed relatively well in 2018, driven by strong third quarter 2018 results and performing relatively well during the fourth quarter of 2018 reversal.

See benchmark definitions on A-23 and A-24

A-18

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small/Mid-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Small/Mid-Cap’s Advisor Class (without sales charge) returned 1.50%, compared to a 4.48% return for its benchmark, the Russell 2500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C, and S shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		Since Inception (01/11/16)
Fund’s Advisor Class without sales charge(1)	1.50%		12.22%
Fund’s Class A without sales charge	1.19%		11.96%
Fund’s Class A with maximum sales charge	(3.14%	)	10.48%
Fund’s Class C without sales charge	0.43%		11.12%
Fund’s Class C with maximum sales charge	(0.55%	)	11.12%
Russell 2500 Index	4.48%		14.33%

	1 Year		Since Inception (12/31/14)
Fund’s Class S without sales charge	1.52%		7.63%
Russell 2500 Index	4.48%		8.06%

(1)

The performance chart previously reflected the returns for Investor Class shares, which are no longer available for this Fund. Advisor Class returns are now shown because Advisor Class has the greatest net assets relative to the other share classes of the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co AMUS implement the Fund’s strategy by investing in common stocks and other equity securities of small and medium capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to performance of the Fund included utilities, information technology, and health care. Conversely, materials, energy, and financials detracted from the Fund’s performance. Sector allocation was negative for the reporting period as headwinds from underweights to real estate and utilities outpaced tailwinds from an overweight to health care and an underweight to financials. Stock selection was also negative, and the primary driver of the Fund’s performance, with the effects of detractors in materials, consumer discretionary, and industrials exceeding those of contributors in health care, information technology, and consumer staples.

Turning to individual stocks, detractors from the Fund’s performance included Cooper Standard, an automotive parts supplier. Cooper Standard recently reported a challenging first quarter 2019 due to margin headwinds and production disruption in Europe. Raw material costs have been rising and some of their clients have been slow to accept price increases. Guidance, however, was maintained for 2019 as pricing headwinds appear to be stabilizing. Owens Corning, a manufacturer of building products and composite materials, reported weaker-than-expected results in early 2018, as price hikes only partially offset transportation and raw material cost inflation. The stock weakened further in the second half of 2018 when concerns over rising interest rates caused investors to sell all building products and home building stocks. Central Garden & Pet, a manufacturer and distributor of garden products, recently reported disappointing results for their seasonally smallest first quarter. Costs came in higher than anticipated and the company had a larger order move from the first quarter to the second quarter of 2019. However, guidance was maintained for 2019 and the shares continue to trade at a discount to their peers.

The top contributors to the Fund’s performance included LiveRamp Holdings, an ad-tech company. After rebounding from 2018 pressures, LiveRamp executed on its initiatives and reported its first quarter 2019 as a pure play transaction/subscription advertising-technology company with better-than-expected results. Insperity, Inc., an HR outsourcing company, continued to execute on its growth plans with an increased and more productive salesforce and a broader service offering driving better-than-expected quarterly results and annual guidance. Amedisys, Inc., a provider of home health, hospice, and personal care, reported better-than-expected quarterly results and continually raised full year guidance on better sales and cost cuts, as positive fundamental tailwinds from healthcare migration from costly in-patient care to lower cost outpatient care in the home and hospice progressed.

See benchmark definitions on A-23 and A-24

A-19

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small-Cap (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Small-Cap’s Advisor Class (without sales charge) returned -0.26%, compared to a 2.05% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C, and S shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		Since Inception (01/11/16)
Fund’s Advisor Class without sales charge(1)	(0.26%	)	12.32%
Fund’s Class A without sales charge	(0.53%	)	12.04%
Fund’s Class A with maximum sales charge	(4.75%	)	10.56%
Fund’s Class C without sales charge	(1.17%	)	11.21%
Fund’s Class C with maximum sales charge	(2.11%	)	11.21%
Russell 2000 Index	2.05%		14.31%

	1 Year		Since Inception (12/31/14)
Fund’s Class S without sales charge	(0.18%	)	6.98%
Russell 2000 Index	2.05%		7.42%

(1)

The performance chart previously reflected the returns for Investor Class shares, which are no longer available for this Fund. Advisor Class returns are now shown because Advisor Class has the greatest net assets relative to the other share classes of the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co AMUS implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to performance of the Fund included communication services, and utilities. Conversely, materials, energy, and consumer discretionary detracted from the Fund’s performance. Sector allocation was positive for the reporting period as tailwinds from an underweight to energy and an overweight to information technology outpaced headwinds from an overweight to industrials and an underweight to real estate. Stock selection was negative, and the primary driver of the Fund’s performance, with the effects of detractors in consumer discretionary, materials, and financials exceeding those of contributors in health care, and communication services.

Turning to individual stocks, detractors from the Fund’s performance included Cooper Standard, an automotive parts supplier. Cooper recently reported a challenging fourth quarter 2018 due to margin headwinds and production disruption in Europe. Raw material costs have been rising and some of their clients have been slow to accept price increases. Guidance, however, was maintained for 2019 as pricing headwinds appear to be stabilizing. Central Garden & Pet, a manufacturer and distributor of garden products, in the first quarter of 2019, reported disappointing results for what is typically their smallest quarter of the year. Costs came in higher than anticipated and Central Garden had a larger order move from the first quarter to the second quarter. However, guidance was maintained for the full year and the shares continue to trade at a discount to their peers. Trinseo SA, a largely commodity chemicals company, lowered earnings guidance range in late 2018 due to higher raw materials costs and a slowdown in demand from the automotive industry. Additionally, the stock was caught up in the headwinds provided by the October of 2018 sell-off in the basic materials sector.

The top contributors to the Fund’s performance included Insperity, Inc., an HR outsourcing provider. Insperity continued to execute on its growth plans with an increased and more productive salesforce and a broader service offering driving better-than-expected quarterly results and annual guidance. Glu Mobile, a mobile game publisher, continued to outperform due to increased optimism over the potential from its new game titles and positive trends within its existing growth games. LiveRamp Holdings, an ad-tech company, rebounded from 2018 pressures as it executed on its initiatives and in the first quarter of 2019 reported its first quarter as a pure play transaction/subscription advertising-technology company with better-than-expected results.

See benchmark definitions on A-23 and A-24

A-20

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small-Cap Value (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Small-Cap Value’s Advisor Class (without sales charge) returned -3.51%, compared to a 0.17% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C, and S shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		Since Inception (01/11/16)
Fund’s Advisor Class without sales charge(1)	(3.51%	)	9.82%
Fund’s Class A without sales charge	(3.68%	)	9.53%
Fund’s Class A with maximum sales charge	(7.80%	)	8.07%
Fund’s Class C without sales charge	(4.47%	)	8.73%
Fund’s Class C with maximum sales charge	(5.28%	)	8.73%
Russell 2000 Value Index	0.17%		13.15%

	1 Year		Since Inception (12/31/14)
Fund’s Class S without sales charge	(3.52%	)	4.74%
Russell 2000 Value Index	0.17%		6.02%

(1)

The performance chart previously reflected the returns for Investor Class shares, which are no longer available for this Fund. Advisor Class returns are now shown because Advisor Class has the greatest net assets relative to the other share classes of the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class underperformed the benchmark. We at Rothschild & Co AMUS implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to performance of the Fund included communication services, utilities, and health care. Conversely, consumer staples, materials, and consumer discretionary detracted from the Fund’s performance. Sector allocation was negative for the reporting period due to headwinds from an overweight to health care and an underweight to communication services outpacing tailwinds from an underweight to energy. Stock selection was also negative, and the primary driver of the Fund’s performance, with the effects of detractors in consumer discretionary, industrials, and financials, exceeding those of contributors in health care, information technology, and utilities.

Turning to individual stocks, detractors from the Fund’s performance included Cooper Standard, an automotive parts supplier. Cooper recently reported a challenging fourth quarter 2018 due to margin headwinds and production disruption in Europe. Raw material costs have been rising and some of their clients have been slow to accept price increases. Guidance, however, was maintained for 2019 as pricing headwinds appear to be stabilizing. Central Garden & Pet, a manufacturer and distributor of garden products, in the first quarter of 2019, reported disappointing results for what is typically their smallest quarter of the year. Costs came in higher than anticipated and Central Garden had a larger order move from the first quarter to the second quarter in 2019. However, guidance was maintained for the full year and the shares continue to trade at a discount to their peers. Trinseo SA, a largely commodity chemicals company, lowered earnings guidance range in late 2018 due to higher raw materials costs and a slowdown in demand from the automotive industry. Additionally, the stock was caught up in the headwinds provided by the October of 2018 sell-off in the basic materials sector.

The top contributors to the Fund’s performance included LiveRamp, an ad-tech company. After rebounding from 2018 pressures, LiveRamp executed on its initiatives and in the first quarter of 2019 reported it as a pure play transaction/subscription advertising-technology company with better-than-expected results. Horizon Pharma, a pharmaceutical company, announced positive phase-three data for its biologic drug candidate to treat a thyroid related ophthalmic disease that has commercial potential. Horizon Pharma expects to file for final approval with the Food and Drug Administration in second quarter 2019 and launch in 2020. Verint Systems, a company which operates in two segments: customer engagement and cyber intelligence, reported better-than-expected fourth quarter of 2018 earnings and guidance. In addition, their customer engagement segment is experiencing accelerated adoption of their cloud-based offerings, which is driving strong revenue growth and profitability.

See benchmark definitions on A-23 and A-24

A-21

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Pacific Funds Small-Cap Growth (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, Pacific Funds Small-Cap Growth’s Advisor Class (without sales charge) returned 5.86%, compared to a 3.85% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Advisor Class shares of the Fund to its benchmark for the period from inception through March 31, 2019. For comparison purposes, the performance of all classes for the periods ended March 31, 2019 are also shown in the table below. Performance data for Class A, C, and S shares will vary due to differences in fees and sales charges. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year	Since Inception (01/11/16)
Fund’s Advisor Class without sales charge(1)	5.86%	13.25%
Fund’s Class A without sales charge	5.65%	12.94%
Fund’s Class A with maximum sales charge	1.19%	11.43%
Fund’s Class C without sales charge	4.82%	12.11%
Fund’s Class C with maximum sales charge	3.85%	12.11%
Fund’s Class S without sales charge	5.92%	13.36%
Russell 2000 Growth Index	3.85%	15.33%

	1 Year	Since Inception (06/08/16)
Fund’s Class P without sales charge	5.86%	12.05%
Russell 2000 Growth Index	3.85%	13.16%

(1)

The performance chart previously reflected the returns for Investor Class shares, which are no longer available for this Fund. Advisor Class returns are now shown because Advisor Class has the greatest net assets relative to the other share classes of the Fund.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Advisor Class outperformed the benchmark. We at Rothschild & Co AMUS implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to performance of the Fund included communication services, consumer staples, and real estate. Conversely, energy, materials, and financials detracted from the Fund’s performance. Sector allocation was positive for the reporting period due to tailwinds from an overweight to information technology and an underweight to energy. Stock selection was also positive, and the primary driver of the Fund’s performance, with the effects of contributors in information technology, communication services, and industrials exceeding those of detractors in consumer discretionary, materials, and financials.

Turning to individual stocks, the top contributors to the Fund’s performance included Glu Mobile, a mobile game publisher. Glu Mobile continued to outperform due to increased optimism over the potential from its new game titles and positive trends within its existing growth games. LiveRamp Holdings, an ad-tech company, rebounded from 2018 pressures as it executed on its initiatives and reported its first quarter 2019 as a pure play transaction/subscription advertising-technology company with better-than-expected results. Insperity, Inc., an HR outsourcing provider, continued to execute on its growth plans with an increased and more productive salesforce and a broader service offering driving better-than-expected quarterly results and annual guidance.

Detractors from the Fund’s performance included Shutterfly, Inc., an internet photo, card, and personalized gift company. Although Shutterfly reported solid results and guidance driven by its LifeTouch and Commercial Printing units, the stock was under pressure as the company tempered growth assumptions for its consumer segment as the company has been reducing its reliance on promotions. Delux Corporation, a check printer and business services company, reported mixed results with better than expected earnings but modestly weaker sales in 2018. Puma, a biotechnology company, sold off as the marketplace questioned the company’s potential fit in treating breast cancer. Additionally, Puma missed third quarter 2018 sales estimates partially due to inadequate physician educational efforts in conjunction with the sale of its breast cancer treatment option, Nerlynx. However, more recent reports indicated better-than-expected results of Nerlynx and the company’s conservative guidance was well received by investors.

See benchmark definitions on A-23 and A-24

A-22

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Benchmark Definitions

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, non-convertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version for the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

FTSE 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of March 31, 2019, the MSCI Emerging Markets Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2019, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to nonresident individuals who do not benefit from double taxation treaties.

Pacific Funds Portfolio Optimization Composite Benchmarks: The composite benchmarks for the Portfolio Optimization Funds show the performance of a combination of three or more broad-based market indices that represent fixed income, domestic equity, international equity and cash asset class categories in weights that are fixed and specific to each Fund. The composition of each Fund’s composite benchmark is shown below. Results include the reinvestment of all distributions. Prior to July 1, 2012, the weighting to each asset category was adjusted annually to reflect the Fund’s target allocations for the year.

Pacific Funds Portfolio Optimization Conservative Composite Benchmark is 71% Bloomberg Barclays U.S. Aggregate Bond; 17% S&P 500; 7% ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill; and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net); and 5% ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Moderate Composite Benchmark is 45% S&P 500; 38% Bloomberg Barclays U.S. Aggregate Bond; 15% MSCI EAFE (Net); and 2% ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill Indices. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Growth Composite Benchmark is 58% S&P 500; 23% Bloomberg Barclays U.S. Aggregate Bond; and 19% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions. Results include the reinvestment of all distributions.

Pacific Funds Portfolio Optimization Aggressive-Growth Composite Benchmark is 69% S&P 500; 26% MSCI EAFE (Net); and 5% Bloomberg Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

A-23

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid cap.” The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the “small-to-mid-cap” segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3.000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

A-24

PACIFIC FUNDSSM

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION CONSERVATIVE

Schedule of Investments

March 31, 2019

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE

Schedule of Investments

March 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	719,553	$7,598,484
Pacific Funds Floating Rate Income ‘P’	642,043	6,356,221
Pacific Funds High Income ‘P’	1,665,211	16,618,804
PF Inflation Managed Fund ‘P’	1,603,248	14,124,612
PF Managed Bond Fund ‘P’	8,892,241	93,902,067
PF Short Duration Bond Fund ‘P’	3,730,981	37,048,639
PF Emerging Markets Debt Fund ‘P’	1,390,604	12,751,835
Pacific Funds Small-Cap Growth ‘P’	62,990	760,923
PF Developing Growth Fund ‘P’	27,043	498,405
PF Growth Fund ‘P’	85,494	2,323,716
PF Large-Cap Value Fund ‘P’	390,693	4,668,784
PF Multi-Asset Fund ‘P’	3,815,950	37,434,469
PF Small-Cap Value Fund ‘P’	152,930	1,255,559
PF Emerging Markets Fund ‘P’	346,940	5,103,493
PF International Large-Cap Fund ‘P’	120,141	1,396,039
PF International Small-Cap Fund ‘P’	132,682	1,272,421
PF International Value Fund ‘P’	183,198	1,375,816
PF Real Estate Fund ‘P’	316,262	3,877,366
PF Currency Strategies Fund ‘P’ *	412,666	3,796,527
PF Equity Long/Short Fund ‘P’	485,030	3,802,632

Total Affiliated Mutual Funds (Cost $252,060,175)		255,966,812

TOTAL INVESTMENTS - 100.1% (Cost $252,060,175)		255,966,812

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(257,040)

NET ASSETS - 100.0%		$255,709,772

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Funds’ composition as a percentage of net assets was as follows:

Pacific Funds Portfolio Optimization Conservative
Affiliated Fixed Income Funds	73.7%
Affiliated Equity Funds	26.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.2%

Pacific Funds Core Income ‘P’	835,432	$8,822,165
Pacific Funds Floating Rate Income ‘P’	749,113	7,416,217
Pacific Funds High Income ‘P’	2,240,218	22,357,375
PF Inflation Managed Fund ‘P’	1,062,120	9,357,278
PF Managed Bond Fund ‘P’	10,336,263	109,150,939
PF Short Duration Bond Fund ‘P’	3,000,109	29,791,079
PF Emerging Markets Debt Fund ‘P’	1,824,004	16,726,117
Pacific Funds Small-Cap Growth ‘P’	91,791	1,108,836
PF Developing Growth Fund ‘P’	39,407	726,274
PF Growth Fund ‘P’	359,943	9,783,262
PF Large-Cap Value Fund ‘P’	1,784,964	21,330,322
PF Multi-Asset Fund ‘P’	8,313,164	81,552,140
PF Small-Cap Value Fund ‘P’	445,698	3,659,180
PF Emerging Markets Fund ‘P’	884,778	13,015,087
PF International Large-Cap Fund ‘P’	557,068	6,473,127
PF International Small-Cap Fund ‘P’	386,716	3,708,606
PF International Value Fund ‘P’	946,499	7,108,208
PF Real Estate Fund ‘P’	768,237	9,418,586
PF Currency Strategies Fund ‘P’ *	601,413	5,533,000
PF Equity Long/Short Fund ‘P’	706,856	5,541,750

Total Affiliated Mutual Funds (Cost $365,369,917)		372,579,548

TOTAL INVESTMENTS - 100.2% (Cost $365,369,917)		372,579,548

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(647,116)

NET ASSETS - 100.0%		$371,932,432

Pacific Funds Portfolio Optimization Moderate-Conservative
Affiliated Fixed Income Funds	54.8%
Affiliated Equity Funds	45.4%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Conservative
Assets	Affiliated Mutual Funds	$255,966,812	$255,966,812	$—	$—

Pacific Funds Portfolio Optimization Moderate-Conservative
Assets	Affiliated Mutual Funds	$372,579,548	$372,579,548	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-1

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION MODERATE

Schedule of Investments

March 31, 2019

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION GROWTH

Schedule of Investments

March 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	1,705,157	$18,006,462
Pacific Funds Floating Rate Income ‘P’	1,157,560	11,459,848
Pacific Funds High Income ‘P’	4,621,588	46,123,452
PF Inflation Managed Fund ‘P’	1,314,690	11,582,422
PF Managed Bond Fund ‘P’	20,793,323	219,577,492
PF Short Duration Bond Fund ‘P’	6,962,809	69,140,691
PF Emerging Markets Debt Fund ‘P’	2,508,684	23,004,631
Pacific Funds Small-Cap Growth ‘P’	568,122	6,862,909
PF Developing Growth Fund ‘P’	243,900	4,495,080
PF Growth Fund ‘P’	3,170,326	86,169,450
PF Large-Cap Value Fund ‘P’	6,333,214	75,681,904
PF Multi-Asset Fund ‘P’	40,879,651	401,029,374
PF Small-Cap Value Fund ‘P’	2,758,415	22,646,588
PF Emerging Markets Fund ‘P’	3,129,270	46,031,557
PF International Large-Cap Fund ‘P’	1,674,660	19,459,547
PF International Small-Cap Fund ‘P’	1,196,762	11,476,951
PF International Value Fund ‘P’	2,929,111	21,997,625
PF Real Estate Fund ‘P’	2,377,260	29,145,205
PF Currency Strategies Fund ‘P’ *	1,550,929	14,268,549
PF Equity Long/Short Fund ‘P’	1,822,838	14,291,047

Total Affiliated Mutual Funds (Cost $1,091,114,470)		1,152,450,784

TOTAL INVESTMENTS - 100.1% (Cost $1,091,114,470)		1,152,450,784

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,716,315)

NET ASSETS - 100.0%		$1,150,734,469

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Funds’ composition as a percentage of net assets was as follows:

Pacific Funds Portfolio Optimization Moderate
Affiliated Equity Funds	65.4%
Affiliated Fixed Income Funds	34.7%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Core Income ‘P’	551,278	$5,821,489
Pacific Funds Floating Rate Income ‘P’	446,197	4,417,354
Pacific Funds High Income ‘P’	2,672,255	26,669,108
PF Inflation Managed Fund ‘P’	506,778	4,464,711
PF Managed Bond Fund ‘P’	6,640,606	70,124,800
PF Short Duration Bond Fund ‘P’	1,789,323	17,767,979
PF Emerging Markets Debt Fund ‘P’	1,450,540	13,301,449
Pacific Funds Small-Cap Growth ‘P’	875,996	10,582,026
PF Developing Growth Fund ‘P’	376,068	6,930,939
PF Growth Fund ‘P’	2,080,820	56,556,688
PF Large-Cap Value Fund ‘P’	4,405,375	52,644,228
PF Multi-Asset Fund ‘P’	44,783,728	439,328,375
PF Small-Cap Value Fund ‘P’	3,190,005	26,189,940
PF Emerging Markets Fund ‘P’	3,317,191	48,795,883
PF International Large-Cap Fund ‘P’	2,050,550	23,827,393
PF International Small-Cap Fund ‘P’	922,642	8,848,134
PF International Value Fund ‘P’	3,532,093	26,526,020
PF Real Estate Fund ‘P’	2,199,286	26,963,249
PF Currency Strategies Fund ‘P’ *	956,556	8,800,318
PF Equity Long/Short Fund ‘P’	1,124,252	8,814,136

Total Affiliated Mutual Funds (Cost $822,784,568)		887,374,219

TOTAL INVESTMENTS - 100.1% (Cost $822,784,568)		887,374,219

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,107,021)

NET ASSETS - 100.0%		$886,267,198

Pacific Funds Portfolio Optimization Growth
Affiliated Equity Funds	84.0%
Affiliated Fixed Income Funds	16.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Moderate
Assets	Affiliated Mutual Funds	$1,152,450,784	$1,152,450,784	$—	$—

Pacific Funds Portfolio Optimization Growth
Assets	Affiliated Mutual Funds	$887,374,219	$887,374,219	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-2

PACIFIC FUNDS

PACIFIC FUNDSSM PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH

Schedule of Investments

March 31, 2019

PACIFIC FUNDS

PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES

Schedule of Investments

March 31, 2019

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.2%

Pacific Funds Core Income ‘P’	29,764	$314,307
Pacific Funds Floating Rate Income ‘P’	384	3,801
Pacific Funds High Income ‘P’	156,300	1,559,871
PF Managed Bond Fund ‘P’	415,624	4,388,991
PF Short Duration Bond Fund ‘P’	156,987	1,558,880
PF Emerging Markets Debt Fund ‘P’	169,685	1,556,007
Pacific Funds Small-Cap Growth ‘P’	384,269	4,641,966
PF Developing Growth Fund ‘P’	164,974	3,040,477
PF Growth Fund ‘P’	1,159,106	31,504,514
PF Large-Cap Value Fund ‘P’	1,404,273	16,781,066
PF Multi-Asset Fund ‘P’	18,020,247	176,778,623
PF Small-Cap Value Fund ‘P’	2,052,323	16,849,568
PF Emerging Markets Fund ‘P’	1,269,940	18,680,820
PF International Large-Cap Fund ‘P’	599,671	6,968,174
PF International Small-Cap Fund ‘P’	485,677	4,657,643
PF International Value Fund ‘P’	1,056,638	7,935,351
PF Real Estate Fund ‘P’	771,818	9,462,486
PF Currency Strategies Fund ‘P’ *	251,769	2,316,273
PF Equity Long/Short Fund ‘P’	295,907	2,319,912

Total Affiliated Mutual Funds (Cost $281,697,035)		311,318,730

TOTAL INVESTMENTS - 100.2% (Cost $281,697,035)		311,318,730

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(511,571)

NET ASSETS - 100.0%		$310,807,159

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Funds’ composition as a percentage of net assets was as follows:

Pacific Funds Portfolio Optimization Aggressive-Growth
Affiliated Equity Funds	97.2%
Affiliated Fixed Income Funds	3.0%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.1%

Pacific Funds Floating Rate Income ‘P’	256,336	$2,537,722
PF Inflation Managed Fund ‘P’	161,727	1,424,818
PF Emerging Markets Debt Fund ‘P’	462,889	4,244,694
PF Emerging Markets Fund ‘P’	153,969	2,264,887
PF International Small-Cap Fund ‘P’	206,096	1,976,456
PF Real Estate Fund ‘P’	233,965	2,868,409
PF Currency Strategies Fund ‘P’ *	1,068,376	9,829,062
PF Equity Long/Short Fund ‘P’	394,639	3,093,972

Total Affiliated Mutual Funds (Cost $28,465,004)		28,240,020

TOTAL INVESTMENTS - 100.1% (Cost $28,465,004)		28,240,020

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(16,956)

NET ASSETS - 100.0%		$28,223,064

Pacific Funds Diversified Alternatives
Affiliated Equity Funds	71.0%
Affiliated Fixed Income Funds	29.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7C in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Funds Portfolio Optimization Aggressive-Growth
Assets	Affiliated Mutual Funds	$311,318,730	$311,318,730	$—	$—

Pacific Funds Diversified Alternatives
Assets	Affiliated Mutual Funds	$28,240,020	$28,240,020	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-3

PACIFIC FUNDS

PACIFIC FUNDSSM SHORT DURATION INCOME

Schedule of Investments

March 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 57.3%

Basic Materials - 2.1%

Anglo American Capital PLC (South Africa) 3.750% due 04/10/22 ~	$5,000,000	$5,016,274
DowDuPont Inc 3.794% (USD LIBOR + 1.110%) due 11/15/23 §	5,000,000	5,018,462
Glencore Funding LLC (Switzerland)
3.000% due 10/27/22 ~	3,000,000	2,959,113
4.125% due 03/12/24 ~	2,500,000	2,529,100

		15,522,949

Communications - 5.3%

Alibaba Group Holding Ltd (China)
2.800% due 06/06/23	1,700,000	1,687,615
3.125% due 11/28/21	2,856,000	2,875,703
AT&T Inc 3.200% due 03/01/22	3,000,000	3,028,186
Charter Communications Operating LLC
3.579% due 07/23/20	3,738,000	3,766,223
4.464% due 07/23/22	500,000	517,691
DISH DBS Corp 5.125% due 05/01/20	2,000,000	2,017,500
Fox Corp 3.666% due 01/25/22 ~	1,200,000	1,224,532
Sprint Communications Inc 6.000% due 11/15/22	2,000,000	2,020,600
Sprint Corp 7.250% due 09/15/21	1,000,000	1,052,500
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	7,187,500	7,203,313
Tencent Holdings Ltd (China) 2.875% due 02/11/20 ~	2,765,000	2,765,846
The Interpublic Group of Cos Inc 3.750% due 10/01/21	2,000,000	2,036,079
Verizon Communications Inc 3.784% (USD LIBOR + 1.100%) due 05/15/25 §	8,250,000	8,257,803

		38,453,591

Consumer, Cyclical - 5.3%

Alimentation Couche-Tard Inc (Canada) 2.700% due 07/26/22 ~	3,000,000	2,971,076
British Airways Pass-Through Trust ‘A’ (United Kingdom) 4.625% due 12/20/25 ~	765,463	799,411
Daimler Finance North America LLC (Germany)
2.300% due 02/12/21 ~	5,000,000	4,941,881
3.750% due 11/05/21 ~	2,100,000	2,137,827
Delta Air Lines Inc 2.600% due 12/04/20	2,050,000	2,038,080
Delta Air Lines Pass-Through Trust ‘A’ 4.750% due 11/07/21	848,760	861,152
Delta Air Lines Pass-Through Trust ‘AA’ 3.204% due 10/25/25	3,000,000	3,044,132
Ford Motor Credit Co LLC 5.584% due 03/18/24	2,300,000	2,334,189
General Motors Financial Co Inc
3.550% due 04/09/21	1,500,000	1,508,525
3.911% (USD LIBOR + 1.310%) due 06/30/22 §	2,745,000	2,725,574
Hyundai Capital America 3.750% due 07/08/21 ~	2,100,000	2,115,808
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	2,000,000	2,065,000
Lennar Corp 4.500% due 06/15/19	1,500,000	1,500,938

	Principal Amount	Value
Marriott International Inc 3.600% due 04/15/24	$2,450,000	$2,471,767
Sands China Ltd (Macau)
4.600% due 08/08/23	3,300,000	3,409,746
5.125% due 08/08/25	1,500,000	1,566,204
United Airlines Pass-Through Trust ‘B’
3.650% due 07/07/27	685,764	678,080
4.625% due 03/03/24	672,537	683,600
4.750% due 10/11/23	509,736	518,402
US Airways Pass-Through Trust ‘A’ 3.950% due 05/15/27	718,348	729,465

		39,100,857

Consumer, Non-Cyclical - 9.0%

Altria Group Inc 3.800% due 02/14/24	2,000,000	2,037,827
Anheuser-Busch InBev Worldwide Inc (Belgium)
3.500% due 01/12/24	3,350,000	3,412,180
4.150% due 01/23/25	2,000,000	2,086,396
BAT Capital Corp (United Kingdom)
2.764% due 08/15/22	4,500,000	4,430,022
3.283% (USD LIBOR + 0.590%) due 08/14/20 §	2,400,000	2,395,306
BAT International Finance PLC (United Kingdom) 3.250% due 06/07/22 ~	2,640,000	2,639,652
Bausch Health Cos Inc 6.500% due 03/15/22 ~	1,575,000	1,632,094
Boston Scientific Corp 3.450% due 03/01/24	1,000,000	1,019,126
Campbell Soup Co 3.300% due 03/15/21	4,000,000	4,027,119
Cigna Corp 3.200% due 09/17/20 ~	4,000,000	4,020,679
3.677% (USD LIBOR + 0.890%) due 07/15/23 § ~	2,300,000	2,290,133
Conagra Brands Inc 3.800% due 10/22/21	1,200,000	1,222,824
Constellation Brands Inc 3.384% (USD LIBOR + 0.700%) due 11/15/21 §	1,500,000	1,500,918
DaVita Inc 5.750% due 08/15/22	2,500,000	2,553,125
General Mills Inc 3.783% (USD LIBOR + 1.010%) due 10/17/23 §	3,100,000	3,123,764
Humana Inc 2.625% due 10/01/19	1,500,000	1,498,219
Imperial Brands Finance PLC (United Kingdom) 3.750% due 07/21/22 ~	1,000,000	1,014,057
Keurig Dr Pepper Inc
3.130% due 12/15/23	2,500,000	2,489,486
3.551% due 05/25/21 ~	2,500,000	2,528,171
Mars Inc 2.700% due 04/01/25 ~	2,150,000	2,142,256
McKesson Corp 3.650% due 11/30/20	2,350,000	2,379,606
Moody’s Corp 2.625% due 01/15/23	3,000,000	2,959,213
Takeda Pharmaceutical Co Ltd (Japan) 4.000% due 11/26/21 ~	3,500,000	3,591,277
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	4,500,000	4,292,682
United Rentals North America Inc 5.750% due 11/15/24	4,000,000	4,125,000

		65,411,132

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-4

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Energy - 5.2%

Andeavor Logistics LP 3.500% due 12/01/22	$4,900,000	$4,955,444
Energy Transfer Operating LP 3.600% due 02/01/23	4,325,000	4,365,727
4.500% due 04/15/24	1,800,000	1,881,673
Enterprise Products Operating LLC 3.350% due 03/15/23	2,500,000	2,538,733
EQT Corp 2.500% due 10/01/20	2,800,000	2,764,205
Harvest Operations Corp (South Korea) 4.200% due 06/01/23 ~	2,350,000	2,461,312
Kinder Morgan Energy Partners LP 4.150% due 03/01/22	720,000	743,360
Kinder Morgan Inc 5.625% due 11/15/23 ~	5,136,000	5,633,078
Midwest Connector Capital Co LLC
3.625% due 04/01/22 ~	1,000,000	1,015,116
3.900% due 04/01/24 ~	2,000,000	2,035,564
Newfield Exploration Co 5.625% due 07/01/24	5,000,000	5,468,985
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	2,000,000	2,078,710
Shell International Finance BV (Netherlands) 3.088% (USD LIBOR + 0.400%) due 11/13/23 §	2,250,000	2,248,425

		38,190,332

Financial - 24.7%

AerCap Ireland Capital DAC (Ireland)
3.300% due 01/23/23	3,100,000	3,045,609
4.250% due 07/01/20	2,000,000	2,027,554
Air Lease Corp
2.500% due 03/01/21	2,000,000	1,985,300
2.750% due 01/15/23	2,000,000	1,953,386
3.500% due 01/15/22	1,350,000	1,363,384
Alexandria Real Estate Equities Inc REIT 4.000% due 01/15/24	1,250,000	1,294,174
American Express Co
2.500% due 08/01/22	2,000,000	1,978,222
3.700% due 11/05/21	2,400,000	2,454,110
Australia & New Zealand Banking Group Ltd (Australia) 3.393% (USD LIBOR + 0.710%) due 05/19/22 § ~	3,000,000	3,014,618
Bank of America Corp 2.328% due 10/01/21	2,450,000	2,428,182
3.503% (USD LIBOR + 0.770%) due 02/05/26 §	4,750,000	4,644,958
3.550% due 03/05/24	1,700,000	1,727,447
3.732% (USD LIBOR + 0.960%) due 07/23/24 §	5,000,000	5,013,335
BOC Aviation Ltd (Singapore) 2.750% due 09/18/22 ~	3,500,000	3,426,955
Capital One Financial Corp 3.471% (USD LIBOR + 0.720%) due 01/30/23 §	1,625,000	1,604,958
Capital One NA 3.901% (USD LIBOR + 1.150%) due 01/30/23 §	1,625,000	1,628,705
Cboe Global Markets Inc 1.950% due 06/28/19	1,750,000	1,746,562
Citibank NA 3.061% (USD LIBOR + 0.300%) due 10/20/20 §	1,000,000	999,814
Citigroup Inc 2.750% due 04/25/22	3,316,000	3,304,589
4.056% (USD LIBOR + 1.430%) due 09/01/23 §	4,500,000	4,576,630
Citizens Bank NA 3.250% due 02/14/22	2,500,000	2,524,905
3.551% (USD LIBOR + 0.950%) due 03/29/23 §	2,000,000	2,002,522

	Principal Amount	Value
Cooperatieve Rabobank UA (Netherlands) 3.064% (USD LIBOR + 0.480%) due 01/10/23 §	$3,000,000	$2,978,261
3.470% (USD LIBOR + 0.860%) due 09/26/23 § ~	1,500,000	1,493,179
Credit Suisse Group AG (Switzerland) 3.793% (USD LIBOR + 1.200%) due 12/14/23 § ~	3,000,000	2,988,788
Crown Castle International Corp REIT
2.250% due 09/01/21	3,000,000	2,958,794
4.875% due 04/15/22	2,000,000	2,109,624
Fifth Third Bancorp 3.650% due 01/25/24	2,250,000	2,306,685
GE Capital International Funding Co Unlimited Co 2.342% due 11/15/20	4,000,000	3,951,497
GLP Capital LP REIT 4.875% due 11/01/20	4,250,000	4,341,375
HSBC Holdings PLC (United Kingdom) 3.262% due 03/13/23	3,400,000	3,410,904
Industrial & Commercial Bank of China Ltd (China) 2.452% due 10/20/21	3,830,000	3,766,685
Jackson National Life Global Funding 3.300% due 02/01/22 ~	4,350,000	4,412,029
JPMorgan Chase & Co 2.972% due 01/15/23	2,000,000	2,001,140
3.502% (USD LIBOR + 0.730%) due 04/23/24 §	4,000,000	3,970,503
3.671% (USD LIBOR + 0.900%) due 04/25/23 §	3,450,000	3,468,198
4.009% (USD LIBOR + 1.230%) due 10/24/23 §	3,500,000	3,554,433
KeyBank NA 3.300% due 02/01/22	1,350,000	1,373,830
Metropolitan Life Global Funding I 3.375% due 01/11/22 ~	1,800,000	1,827,885
Mitsubishi UFJ Financial Group Inc (Japan)
2.665% due 07/25/22	3,000,000	2,977,080
3.218% due 03/07/22	2,150,000	2,167,423
Morgan Stanley 2.625% due 11/17/21	2,000,000	1,990,272
2.750% due 05/19/22	2,000,000	1,989,478
3.691% (USD LIBOR + 0.930%) due 07/22/22 §	5,000,000	5,027,818
4.179% (USD LIBOR + 1.400%) due 10/24/23 §	1,500,000	1,523,954
New York Life Global Funding
2.950% due 01/28/21 ~	3,000,000	3,018,472
3.250% due 08/06/21 ~	1,500,000	1,518,936
SL Green Operating Partnership LP REIT 3.663% (USD LIBOR + 0.980%) due 08/16/21 §	750,000	746,871
Sumitomo Mitsui Financial Group Inc (Japan)
2.784% due 07/12/22	3,250,000	3,235,854
3.513% (USD LIBOR + 0.740%) due 01/17/23 §	5,000,000	5,003,478
SunTrust Bank 3.525% due 10/26/21	2,200,000	2,223,782
The Goldman Sachs Group Inc 2.350% due 11/15/21	2,000,000	1,970,452
3.524% (USD LIBOR + 0.780%) due 10/31/22 §	2,000,000	1,992,430
3.625% due 02/20/24	950,000	960,509
3.649% (USD LIBOR + 1.050%) due 06/05/23 §	3,750,000	3,756,152
3.854% (USD LIBOR + 1.170%) due 05/15/26 §	4,900,000	4,811,335
The Huntington National Bank 3.125% due 04/01/22	3,500,000	3,528,131
The PNC Financial Services Group Inc 3.500% due 01/23/24	1,650,000	1,696,126

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-5

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
UBS AG (Switzerland) 2.450% due 12/01/20 ~	$4,200,000	$4,177,694
US Bank NA 3.000% due 02/04/21	3,300,000	3,322,698
Wells Fargo & Co
2.625% due 07/22/22	4,400,000	4,370,828
3.450% due 02/13/23	3,000,000	3,035,164
Westpac Banking Corp (Australia) 3.151% (USD LIBOR + 0.570%) due 01/11/23 §	3,000,000	2,994,596
3.300% due 02/26/24	3,000,000	3,035,913
Zions Bancorp NA
3.350% due 03/04/22	3,000,000	3,028,033
3.500% due 08/27/21	1,000,000	1,011,084

		180,774,292

Industrial - 2.7%

Masco Corp 3.500% due 04/01/21	2,811,000	2,831,569
Penske Truck Leasing Co LP 4.125% due 08/01/23 ~	2,750,000	2,833,165
Reynolds Group Issuer Inc 6.287% (USD LIBOR + 3.500%) due 07/15/21 § ~	2,500,000	2,515,625
Roper Technologies Inc 3.650% due 09/15/23	2,250,000	2,300,710
Ryder System Inc 3.650% due 03/18/24	3,000,000	3,063,422
United Technologies Corp
3.350% due 08/16/21	3,000,000	3,042,057
3.650% due 08/16/23	3,000,000	3,081,769

		19,668,317

Technology - 0.6%

Broadcom Inc 3.125% due 10/15/22 ~	2,500,000	2,488,575
Fiserv Inc 3.800% due 10/01/23	2,000,000	2,052,125

		4,540,700

Utilities - 2.4%

American Electric Power Co Inc 3.650% due 12/01/21	1,750,000	1,786,366
Duke Energy Corp 2.400% due 08/15/22	2,150,000	2,126,661
Duke Energy Progress LLC 3.375% due 09/01/23	1,650,000	1,697,518
Emera US Finance LP (Canada) 2.150% due 06/15/19	3,500,000	3,493,306
FirstEnergy Corp 2.850% due 07/15/22	3,800,000	3,776,361
Sempra Energy 3.287% (USD LIBOR + 0.500%) due 01/15/21 §	3,000,000	2,975,847
WEC Energy Group Inc 3.100% due 03/08/22	1,600,000	1,614,213

		17,470,272

Total Corporate Bonds & Notes (Cost $416,150,963)		419,132,442

	Principal Amount	Value

SENIOR LOAN NOTES - 7.8%

Communications - 0.8%

CSC Holdings LLC 4.734% (USD LIBOR + 2.250%) due 07/17/25 §	$967,148	$942,003
Sprint Communications Inc Term B
5.000% (USD LIBOR + 2.500%) due 02/03/24 §	2,942,462	2,859,706
5.500% (USD LIBOR + 3.000%) due 02/03/24 §	1,995,000	1,958,841

		5,760,550

Consumer, Cyclical - 2.3%

Bass Pro Group LLC Term B 7.499% (USD LIBOR + 5.000%) due 09/25/24 §	989,950	970,145
Caesars Resort Collection LLC Term B 5.249% (USD LIBOR + 2.750%) due 12/22/24 §	2,992,424	2,963,036
Golden Nugget LLC Term B 5.242% (USD LIBOR + 2.750%) due 10/04/23 §	1,416,784	1,404,387
Hilton Worldwide Finance LLC Term B-2 4.236% (USD LIBOR + 1.750%) due 10/25/23 §	3,103,035	3,096,662
Marriott Ownership Resorts Inc Term B 4.749% (USD LIBOR + 2.250%) due 08/29/25 §	3,591,000	3,577,534
New Red Finance Inc Term B (Canada) 4.749% (USD LIBOR + 2.250%) due 02/17/24 §	1,458,690	1,435,898
SeaWorld Parks & Entertainment Inc Term B-5 5.499% (USD LIBOR + 3.000%) due 03/31/24 §	3,468,595	3,454,506

		16,902,168

Consumer, Non-Cyclical - 0.7%

Albertson’s LLC Term B-7 5.499% (USD LIBOR + 3.000%) due 11/16/25 §	1,698,337	1,679,761
Bausch Health Americas Inc Term B 5.481% (USD LIBOR + 3.000%) due 06/01/25 §	1,387,500	1,379,081
US Foods Inc Term B 4.499% (USD LIBOR + 2.000%) due 06/27/23 §	2,456,186	2,427,326

		5,486,168

Financial - 0.6%

MGM Growth Properties Operating Partnership LP REIT Term B 4.499% (USD LIBOR + 2.000%) due 03/25/25 §	1,455,000	1,435,600
USI Inc Term B 5.601% (USD LIBOR + 3.000%) due 05/16/24 §	3,466,203	3,353,551

		4,789,151

Industrial - 2.2%

Advanced Disposal Services Inc Term B 4.660% (USD LIBOR + 2.250%) due 11/10/23 §	1,994,595	1,986,335
Avolon (US) LLC Term B-3 (Ireland) 4.488% (USD LIBOR + 2.000%) due 01/15/25 §	699,688	695,196
Berry Global Inc Term Q 4.610% (USD LIBOR + 2.000%) due 10/01/22 §	3,131,746	3,117,456

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-6

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
GFL Environmental Inc Term B (Canada) 5.499% (USD LIBOR + 2.750%) due 05/31/25 §	$3,238,709	$3,145,596
Proampac PG Borrower LLC 6.141% (USD LIBOR + 3.500%) due 11/18/23 §	1,959,900	1,894,978
Reynolds Group Holdings Inc Term B 5.249% (USD LIBOR + 3.000%) due 02/05/23 §	2,681,383	2,653,373
StandardAero Aviation Holdings Inc 6.250% (USD LIBOR + 3.750%) due 07/07/22 §	2,487,113	2,488,668

		15,981,602

Technology - 0.5%

Tempo Acquisition LLC Term B 5.499% (USD LIBOR + 3.000%) due 05/01/24 §	1,974,874	1,958,829
Vertafore Inc Term B 5.749% (USD LIBOR + 3.250%) due 07/02/25 §	1,496,250	1,472,684

		3,431,513

Utilities - 0.7%

Talen Energy Supply LLC Term B-1 6.500% (USD LIBOR + 4.000%) due 07/06/23 § ¥	2,466,234	2,448,765
Vistra Operations Co LLC Term B-1 4.499% (USD LIBOR + 2.000%) due 08/04/23 §	2,690,120	2,656,493

		5,105,258

Total Senior Loan Notes (Cost $57,857,066)		57,456,410

ASSET-BACKED SECURITIES - 20.8%

Ally Auto Receivables Trust
2.480% due 05/16/22	535,000	533,376
3.020% due 09/15/23	1,000,000	997,453
American Express Credit Account Master Trust
1.930% due 09/15/22	2,140,000	2,127,222
2.350% due 05/15/25	1,500,000	1,491,804
AmeriCredit Automobile Receivables Trust
1.460% due 05/10/21	1,377,007	1,374,139
1.530% due 07/08/21	533,027	531,499
1.980% due 12/20/21	1,511,119	1,505,281
2.300% due 02/18/22	3,280,000	3,259,092
2.360% due 12/19/22	2,500,000	2,481,535
2.600% due 09/18/23	2,000,000	1,990,510
2.730% due 03/08/21	1,117,919	1,117,432
2.970% due 11/20/23	1,500,000	1,509,215
3.080% due 12/18/23	2,000,000	2,002,197
3.130% due 02/18/25	1,550,000	1,563,429
3.450% due 06/18/24	2,000,000	2,024,588
3.500% due 01/18/24	2,000,000	2,028,306
Apidos CLO XV ‘A1RR’ (Cayman) 3.771% (USD LIBOR + 1.010%) due 04/20/31 § ~	1,250,000	1,236,563
Apidos CLO XXV ‘A1R’ (Cayman) 3.931% (USD LIBOR + 1.170%) due 10/20/31 § ~	2,000,000	1,985,485
Apidos CLO XXX ‘A1A’ (Cayman) 3.560% (USD LIBOR + 1.140%) due 10/18/31 § ~	3,000,000	2,982,322
Atrium XIII (Cayman) 3.941% (USD LIBOR + 1.180%) due 11/21/30 § ~	470,000	469,039
Buttermilk Park CLO Ltd ‘A1’ (Cayman) 3.887% (USD LIBOR + 1.100%) due 10/15/31 § ~	850,000	842,210

	Principal Amount	Value
Capital Auto Receivables Asset Trust
2.390% due 11/20/20	$2,663,000	$2,660,693
3.480% due 10/20/23 ~	1,000,000	1,009,047
Carlyle Global Market Strategies CLO Ltd (Cayman) 3.815% (USD LIBOR + 1.050%) due 07/27/31 § ~	500,000	495,319
4.761% (USD LIBOR + 2.000%) due 04/20/27 § ~	1,550,000	1,549,486
Chase Issuance Trust
1.370% due 06/15/21	1,215,000	1,211,832
1.490% due 07/15/22	4,600,000	4,540,471
CIFC Funding 2015-III Ltd (Cayman) 3.631% (USD LIBOR + 0.870%) due 04/19/29 § ~	3,000,000	2,976,131
Citibank Credit Card Issuance Trust
1.750% due 11/19/21	1,255,000	1,248,113
1.800% due 09/20/21	1,346,000	1,340,749
Dryden 33 CLO Ltd (Cayman) 4.537% (USD LIBOR + 1.750%) due 04/15/29 § ~	2,000,000	2,002,979
Dryden 55 CLO Ltd (Cayman) 3.807% (USD LIBOR + 1.020%) due 04/15/31 § ~	2,500,000	2,472,598
Dryden 58 CLO Ltd (Cayman) 3.773% (USD LIBOR + 1.000%) due 07/17/31 § ~	2,000,000	1,973,915
Dryden 61 CLO Ltd (Cayman) 3.597% (USD LIBOR + 1.160%) due 01/17/32 § ~	5,000,000	4,975,175
Dryden 64 CLO Ltd (Cayman) 3.750% (USD LIBOR + 0.970%) due 04/18/31 § ~	2,000,000	1,972,770
Dryden 75 CLO Ltd (Cayman) 4.335% (USD LIBOR + 1.800%) due 01/15/29 § ~	4,000,000	3,970,690
Ford Credit Auto Owner Trust
2.030% due 08/15/20	757,238	756,348
2.140% due 10/15/22	2,000,000	1,989,208
2.350% due 04/15/23	1,000,000	991,703
2.500% due 05/15/24	1,750,000	1,733,723
3.380% due 03/15/24	1,650,000	1,688,814
GM Financial Consumer Automobile Receivables Trust ‘B’ 3.270% due 01/16/24	1,200,000	1,215,816
Magnetite XIV-R Ltd ‘A1’ (Cayman) 3.900% (USD LIBOR + 1.120%) due 10/18/31 § ~	3,000,000	2,974,100
Magnetite XVIII Ltd (Cayman) 3.764% (USD LIBOR + 1.080%) due 11/15/28 § ~	3,000,000	2,992,533
Magnetite XXI Ltd ‘A’ (Cayman) 3.909% (USD LIBOR + 1.280%) due 04/20/30 § ~	1,000,000	999,970
Navient Private Education Loan Trust 3.610% due 12/15/59 ~	1,400,000	1,427,458
Navient Student Loan Trust ‘A1’ 2.676% (USD LIBOR + 0.190%) due 03/25/67 § ~	943,462	943,316
2.887% (USD LIBOR + 0.400%) due 12/15/59 § ~	1,300,000	1,301,625
Navient Student Loan Trust ‘A2’ 2.906% (USD LIBOR + 0.420%) due 08/27/29 §	1,348,814	1,349,048
Navient Student Loan Trust ‘A2A’ 3.390% due 12/15/59 ~	2,000,000	2,002,380
Nelnet Student Loan Trust ‘A1’ 2.806% (USD LIBOR + 0.320%) due 05/25/66 § ~	826,358	826,562

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-7

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
OCP CLO Ltd (Cayman) 3.585% (USD LIBOR + 0.820%) due 10/26/27 § ~	$2,000,000	$1,988,940
Octagon Investment Partners 25 Ltd (Cayman) 3.561% (USD LIBOR + 0.800%) due 10/20/26 § ~	3,000,000	2,987,400
OneMain Financial Issuance Trust 2.370% due 09/14/32 ~	1,600,000	1,587,981
Regatta XIV Funding Ltd ‘A’ (Cayman) 3.961% (USD LIBOR + 1.190%) due 10/25/31 § ~	2,500,000	2,470,548
Santander Drive Auto Receivables Trust
2.580% due 05/16/22	1,000,000	997,411
2.660% due 11/15/21	433,049	432,870
3.030% due 09/15/22	2,000,000	2,003,951
3.210% due 09/15/23	2,000,000	2,009,670
3.270% due 01/17/23	1,600,000	1,607,450
3.290% due 10/17/22	1,150,000	1,153,904
3.420% due 04/15/25	1,750,000	1,764,614
3.520% due 12/15/22	2,250,000	2,272,804
SLC Student Loan Trust 2.711% (USD LIBOR + 0.100%) due 09/15/26 §	1,548,239	1,546,665
2.721% (USD LIBOR + 0.110%) due 03/15/27 §	2,345,530	2,335,037
2.731% (USD LIBOR + 0.120%) due 06/15/29 §	1,232,974	1,225,300
3.526% (USD LIBOR + 0.875%) due 11/25/42 §	424,030	427,408
4.211% (USD LIBOR + 1.600%) due 12/15/32 §	406,177	417,401
SLM Private Credit Student Loan Trust 2.901% (USD LIBOR + 0.290%) due 06/15/39 §	1,618,243	1,574,250
2.921% (USD LIBOR + 0.310%) due 12/15/38 §	800,000	774,827
SLM Private Education Loan Trust 3.500% due 06/15/44 ~	720,000	719,090
SLM Student Loan Trust 2.891% (USD LIBOR + 0.120%) due 01/25/27 §	463,773	461,396
2.921% (USD LIBOR + 0.150%) due 10/25/29 §	279,645	277,828
3.151% (USD LIBOR + 0.380%) due 10/25/24 §	2,149,905	2,152,319
3.321% (USD LIBOR + 0.550%) due 04/27/26 § ~	786,991	788,308
3.401% (USD LIBOR + 0.630%) due 01/25/40 § ~	3,150,000	3,125,290
SMB Private Education Loan Trust
2.340% due 09/15/34 ~	4,491,019	4,406,892
2.490% due 06/15/27 ~	767,261	762,102
2.700% due 05/15/31 ~	1,130,548	1,126,007
2.750% due 07/15/27 ~	537,719	536,979
3.050% due 05/15/26 ~	2,672,989	2,680,125
3.440% due 07/15/36 ~	1,850,000	1,880,782
3.500% due 02/15/36 ~	1,000,000	1,021,159
3.600% due 01/15/37 ~	3,000,000	3,060,725
3.630% due 11/15/35 ~	2,954,000	3,037,124
Verizon Owner Trust
1.680% due 05/20/21 ~	1,532,772	1,527,338
2.930% due 09/20/23	1,250,000	1,260,124
Volvo Financial Equipment LLC 3.130% due 11/15/23 ~	2,000,000	2,020,728

Total Asset-Backed Securities (Cost $151,727,042)		152,068,016

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 10.0%

U.S. Treasury Notes - 10.0%

0.875% due 09/15/19	$4,500,000	$4,468,889
1.250% due 04/30/19	1,600,000	1,599,120
1.250% due 05/31/19	3,000,000	2,994,039
1.250% due 06/30/19	5,000,000	4,984,668
2.000% due 01/15/21	5,000,000	4,973,926
2.000% due 07/31/22	3,000,000	2,979,023
2.625% due 12/15/21	10,000,000	10,104,883
2.750% due 09/30/20	4,000,000	4,023,906
2.750% due 11/30/20	28,000,000	28,195,781
2.875% due 10/31/20	8,500,000	8,571,055

Total U.S. Treasury Obligations (Cost $72,490,868)		72,895,290

MUNICIPAL BONDS - 0.1%

Pennsylvania Higher Education Assistance Agency ‘A’ 3.671% (USD LIBOR + 0.900%) due 07/25/29 §	673,463	676,608

Total Municipal Bonds (Cost $674,726)		676,608

	Shares
SHORT-TERM INVESTMENT - 3.8%

Money Market Fund - 3.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	28,168,855	28,168,855

Total Short-Term Investment (Cost $28,168,855)		28,168,855

Total Investments - 99.8% (Cost $727,069,520)		730,397,621

OTHER ASSETS & LIABILITIES, NET - 0.2%		1,616,339

Net Assets - 100.0%		$732,013,960

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	57.3%
Asset-Backed Securities	20.8%
U.S. Treasury Obligations	10.0%
Senior Loan Notes	7.8%
Short-Term Investment	3.8%
Others (each less than 3.0%)	0.1%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-8

PACIFIC FUNDS

PACIFIC FUNDS SHORT DURATION INCOME

Schedule of Investments (Continued)

March 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$419,132,442	$—	$419,132,442	$—
	Senior Loan Notes	57,456,410	—	57,456,410	—
	Asset-Backed Securities	152,068,016	—	152,068,016	—
	U.S. Treasury Obligations	72,895,290	—	72,895,290	—
	Municipal Bonds	676,608	—	676,608	—
	Short-Term Investment	28,168,855	28,168,855	—	—

	Total	$730,397,621	$28,168,855	$702,228,766	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-9

PACIFIC FUNDS

PACIFIC FUNDSSM CORE INCOME

Schedule of Investments

March 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 46.7%

Basic Materials - 0.4%

Syngenta Finance NV (Switzerland) 5.182% due 04/24/28 ~	$2,700,000	$2,748,973

Communications - 3.8%

Amazon.com Inc 4.250% due 08/22/57	2,000,000	2,158,993
AT&T Inc 4.850% due 03/01/39	2,400,000	2,416,963
5.250% due 03/01/37	4,000,000	4,222,136
Charter Communications Operating LLC 5.750% due 04/01/48	2,000,000	2,096,839
Fox Corp 4.709% due 01/25/29 ~	1,700,000	1,821,711
5.576% due 01/25/49 ~	1,800,000	2,039,927
Sprint Communications Inc 6.000% due 11/15/22	2,500,000	2,525,750
Sprint Corp 7.250% due 09/15/21	3,500,000	3,683,750
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	2,750,000	2,756,050

		23,722,119

Consumer, Cyclical - 9.1%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	4,188,406	4,278,038
Alimentation Couche-Tard Inc (Canada) 4.500% due 07/26/47 ~	3,000,000	2,822,271
American Airlines Pass-Through Trust ‘AA’ 3.575% due 07/15/29	4,403,114	4,437,411
3.600% due 03/22/29	2,659,557	2,671,792
American Airlines Pass-Through Trust ‘B’ 4.375% due 04/01/24	625,237	629,207
British Airways Pass-Through Trust ‘A’ (United Kingdom) 4.625% due 12/20/25 ~	3,061,853	3,197,646
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	2,619,561	2,668,678
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	1,357,920	1,390,514
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	2,750,000	2,856,563
Ford Motor Credit Co LLC 5.584% due 03/18/24	1,850,000	1,877,500
General Motors Co 5.000% due 10/01/28	3,000,000	2,997,808
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 07/15/27	1,810,457	1,801,405
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	2,000,000	2,065,000
Lennar Corp 6.250% due 12/15/21	2,500,000	2,640,625
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	2,500,000	2,478,875
Nordstrom Inc 5.000% due 01/15/44	2,500,000	2,267,618
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	2,000,000	1,973,750
Spirit Airlines Pass- Through Trust ‘AA’ 3.375% due 08/15/31	428,749	423,723
4.100% due 10/01/29	581,700	594,817
Tesla Inc 5.300% due 08/15/25 ~	1,500,000	1,305,000
United Airlines Pass Through Trust ‘AA’ 4.150% due 02/25/33	2,500,000	2,595,277

	Principal Amount	Value
United Airlines Pass-Through Trust ‘B’ 3.650% due 04/07/27	$1,645,833	$1,626,784
4.750% due 10/11/23	3,772,048	3,836,173
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	2,450,098	2,561,581
Virgin Australia Pass-Through Trust ‘A’ (Australia) 5.000% due 04/23/25 ~	683,774	699,398

		56,697,454

Consumer, Non-Cyclical - 5.1%

Anheuser-Busch InBev Worldwide Inc (Belgium) 5.450% due 01/23/39	5,000,000	5,424,750
BAT Capital Corp (United Kingdom) 4.390% due 08/15/37	2,500,000	2,261,478
Bausch Health Cos Inc 6.500% due 03/15/22 ~	2,000,000	2,072,500
CHS/Community Health Systems Inc 5.125% due 08/01/21	2,000,000	1,976,200
Cigna Corp 4.375% due 10/15/28 ~	3,350,000	3,475,356
Conagra Brands Inc 5.300% due 11/01/38	1,500,000	1,526,856
Eli Lilly & Co 3.375% due 03/15/29	1,800,000	1,850,492
4.150% due 03/15/59	1,800,000	1,862,400
Mars Inc 3.875% due 04/01/39 ~	2,000,000	2,019,677
MEDNAX Inc 5.250% due 12/01/23 ~	2,000,000	2,030,000
Pfizer Inc 3.450% due 03/15/29	900,000	925,052
Takeda Pharmaceutical Co Ltd (Japan) 4.400% due 11/26/23 ~	3,900,000	4,102,544
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.200% due 07/21/21	1,000,000	953,929
Verisk Analytics Inc 4.125% due 03/15/29	1,650,000	1,696,765

		32,177,999

Energy - 5.2%

Andeavor Logistics LP 5.200% due 12/01/47	1,200,000	1,206,016
5.250% due 01/15/25	6,500,000	6,755,969
6.875% due 02/15/23	1,000,000	1,005,585
Concho Resources Inc 4.300% due 08/15/28	2,750,000	2,841,553
Diamondback Energy Inc 5.375% due 05/31/25	3,000,000	3,138,750
Energy Transfer Partners LP 4.750% due 01/15/26	3,000,000	3,137,776
EQM Midstream Partners LP 6.500% due 07/15/48	3,250,000	3,291,070
EQT Corp 3.900% due 10/01/27	2,000,000	1,873,218
Kinder Morgan Energy Partners LP 4.300% due 05/01/24	2,720,000	2,844,017
5.000% due 08/15/42	2,500,000	2,509,231
Petroleos Mexicanos (Mexico) 6.350% due 02/12/48	2,100,000	1,861,965
Southwestern Energy Co 6.200% due 01/23/25	1,750,000	1,728,125

		32,193,275

Financial - 15.5%

Ares Capital Corp 4.250% due 03/01/25	1,750,000	1,710,686
Bank of America Corp 4.183% due 11/25/27	4,850,000	4,937,058
4.200% due 08/26/24	3,500,000	3,626,552
4.250% due 10/22/26	5,500,000	5,660,167

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-10

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Citigroup Inc 4.125% due 07/25/28	$3,600,000	$3,626,893
4.400% due 06/10/25	5,000,000	5,184,486
4.600% due 03/09/26	3,948,000	4,130,889
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	3,500,000	3,506,615
Duke Realty LP REIT 3.750% due 12/01/24	3,420,000	3,495,623
GLP Capital LP REIT 5.250% due 06/01/25	1,950,000	2,047,773
Healthcare Realty Trust Inc REIT 3.625% due 01/15/28	1,900,000	1,846,987
Hudson Pacific Properties LP REIT 3.950% due 11/01/27	2,250,000	2,189,203
JPMorgan Chase & Co 4.125% due 12/15/26	4,000,000	4,136,109
Liberty Property LP REIT 4.375% due 02/01/29	800,000	835,756
MassMutual Global Funding II 3.400% due 03/08/26 ~	3,500,000	3,561,243
Mid-America Apartments LP REIT 3.950% due 03/15/29	4,600,000	4,687,825
Morgan Stanley 5.000% due 11/24/25	7,500,000	8,051,461
National Rural Utilities Cooperative Finance Corp 3.700% due 03/15/29	1,350,000	1,404,836
Nuveen LLC 4.000% due 11/01/28 ~	2,050,000	2,190,848
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	3,100,000	3,182,203
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	3,000,000	3,101,408
The Goldman Sachs Group Inc 3.272% due 09/29/25	2,000,000	1,976,134
3.500% due 11/16/26	8,000,000	7,907,262
The Howard Hughes Corp 5.375% due 03/15/25 ~	2,500,000	2,500,000
UDR Inc REIT 2.950% due 09/01/26	2,000,000	1,917,337
Ventas Realty LP REIT 3.500% due 02/01/25	4,450,000	4,457,777
Wells Fargo & Co 4.400% due 06/14/46	3,750,000	3,750,205
Weyerhaeuser Co REIT 4.000% due 11/15/29	850,000	876,399

		96,499,735

Industrial - 2.2%

Allegion US Holding Co Inc 3.550% due 10/01/27	3,786,000	3,604,772
Ardagh Packaging Finance PLC (Ireland) 7.250% due 05/15/24 ~	1,000,000	1,057,200
Masco Corp 7.750% due 08/01/29	2,000,000	2,432,801
Norbord Inc (Canada) 6.250% due 04/15/23 ~	2,000,000	2,057,500
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	2,500,000	2,571,875
Penske Truck Leasing Co Lp 4.450% due 01/29/26 ~	1,200,000	1,228,014
TransDigm Inc 6.250% due 03/15/26 ~	1,000,000	1,040,000

		13,992,162

Technology - 1.1%

Broadcom Inc 4.250% due 04/15/26 ~	3,000,000	2,977,830
Dell International LLC 4.900% due 10/01/26 ~	1,600,000	1,631,842

	Principal Amount	Value
KLA-Tencor Corp 4.100% due 03/15/29	$1,650,000	$1,690,107
Lam Research Corp 3.750% due 03/15/26	450,000	459,000

		6,758,779

Utilities - 4.3%

Duke Energy Progress LLC 3.450% due 03/15/29	1,700,000	1,744,249
Electricite de France SA (France) 4.500% due 09/21/28 ~	3,000,000	3,099,778
Exelon Corp 5.100% due 06/15/45	2,000,000	2,239,276
FirstEnergy Corp 4.850% due 07/15/47	2,400,000	2,582,207
IPALCO Enterprises Inc 3.700% due 09/01/24	3,500,000	3,527,011
Jersey Central Power & Light Co 4.300% due 01/15/26 ~	1,700,000	1,772,557
Metropolitan Edison Co 4.300% due 01/15/29 ~	2,800,000	2,936,001
MidAmerican Energy Co 4.250% due 07/15/49	1,650,000	1,759,467
Nevada Power Co 3.700% due 05/01/29	3,000,000	3,106,047
Northern States Power Co 4.200% due 09/01/48	2,850,000	2,932,835
Talen Energy Supply LLC 6.500% due 06/01/25	1,000,000	885,000

		26,584,428

Total Corporate Bonds & Notes (Cost $287,006,237)		291,374,924

SENIOR LOAN NOTES - 12.9%

Communications - 1.3%

Level 3 Parent LLC Term B 4.736% (USD LIBOR + 2.250%) due 02/22/24 §	2,500,000	2,475,000
Sprint Communications Inc Term B 5.000% (USD LIBOR + 2.500%) due 02/03/24 §	2,944,925	2,862,099
5.500% (USD LIBOR + 3.000%) due 02/03/24 §	2,493,750	2,448,551

		7,785,650

Consumer, Cyclical - 3.8%

Bass Pro Group LLC Term B 7.499% (USD LIBOR + 5.000%) due 09/25/24 §	1,979,900	1,940,290
Caesars Resort Collection LLC Term B 5.249% (USD LIBOR + 2.750%) due 12/22/24 §	1,994,950	1,975,357
ClubCorp Holdings Inc Term B 5.351% (USD LIBOR + 2.750%) due 09/18/24 §	2,203,353	2,090,982
Golden Nugget LLC Term B 5.242% (USD LIBOR + 2.750%) due 10/04/23 §	3,305,830	3,276,904
Hilton Worldwide Finance LLC Term B-2 4.236% (USD LIBOR + 1.750%) due 10/25/23 §	4,182,817	4,174,226
Marriott Ownership Resorts Inc Term B 4.749% (USD LIBOR + 2.250%) due 08/29/25 §	1,396,500	1,391,263

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-11

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
New Red Finance Inc Term B (Canada) 4.749% (USD LIBOR + 2.250%) due 02/17/24 §	$5,265,561	$5,183,286
SeaWorld Parks & Entertainment Inc Term B-5 5.499% (USD LIBOR + 3.000%) due 03/31/24 §	3,934,774	3,918,791

		23,951,099

Consumer, Non-Cyclical - 1.3%

Albertson’s LLC Term B-7 5.499% (USD LIBOR + 3.000%) due 11/16/25 §	2,562,084	2,534,060
Bausch Health Americas Inc Term B 5.481% (USD LIBOR + 3.000%) due 06/01/25 §	1,850,000	1,838,774
US Foods Inc Term B 4.499% (USD LIBOR + 2.000%) due 06/27/23 §	3,902,468	3,856,614

		8,229,448

Financial - 1.0%

HUB International Ltd Term B 5.515% (USD LIBOR + 3.000%) due 04/25/25 §	1,488,750	1,442,072
USI Inc Term B 5.601% (USD LIBOR + 3.000%) due 05/16/24 §	4,937,468	4,777,001

		6,219,073

Industrial - 3.4%

Advanced Disposal Services Inc Term B 4.660% (USD LIBOR + 2.250%) due 11/10/23 §	1,994,595	1,986,335
Avolon (US) LLC Term B-3 (Ireland) 4.488% (USD LIBOR + 2.000%) due 01/15/25 §	1,399,376	1,390,392
GFL Environmental Inc Term B (Canada) 5.499% (USD LIBOR + 2.750%) due 05/31/25 §	4,731,190	4,595,169
Proampac PG Borrower LLC 6.141% (USD LIBOR + 3.500%) due 11/18/23 §	3,919,800	3,789,956
Reynolds Group Holdings Inc Term B 5.249% (USD LIBOR + 3.000%) due 02/05/23 §	3,950,239	3,908,975
TransDigm Inc
Term E 4.999% (USD LIBOR + 2.500%) due 05/30/25 §	1,923,215	1,876,037
Term F 4.999% (USD LIBOR + 2.500%) due 06/09/23 §	3,831,593	3,747,179

		21,294,043

Technology - 0.9%

Tempo Acquisition LLC Term B 5.499% (USD LIBOR + 3.000%) due 05/01/24 §	1,974,874	1,958,828
Vertafore Inc Term B 5.749% (USD LIBOR + 3.250%) due 07/02/25 §	3,990,000	3,927,157

		5,885,985

Utilities - 1.2%

Talen Energy Supply LLC Term B-1 6.500% (USD LIBOR + 4.000%) due 07/06/23 §	3,915,106	3,887,375
Vistra Operations Co LLC Term B-1 4.499% (USD LIBOR + 2.000%) due 08/04/23 §	3,385,342	3,343,025

		7,230,400

Total Senior Loan Notes (Cost $81,568,955)		80,595,698

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 1.4%

Fannie Mae - 0.7%
2.500% due 04/01/34	$4,500,000	$4,474,013

Freddie Mac - 0.7%
2.500% due 04/01/34	4,000,000	3,979,688

Total Mortgage-Backed Securities (Cost $8,364,063)		8,453,701

ASSET-BACKED SECURITIES - 18.0%

AmeriCredit Automobile Receivables Trust 2.240% due 06/19/23	950,000	943,209
2.400% due 05/18/22	1,850,000	1,841,553
2.690% due 06/19/23	1,050,000	1,047,753
2.710% due 08/18/22	1,500,000	1,496,685
3.130% due 02/18/25	1,250,000	1,260,830
3.360% due 02/18/25	1,000,000	1,010,315
Apidos CLO XXX ‘A2’ (Cayman) 4.020% (USD LIBOR + 1.600%) due 10/18/31 § ~	3,600,000	3,555,164
Buttermilk Park CLO Ltd ‘A1’ (Cayman) 3.887% (USD LIBOR + 1.100%) due 10/15/31 § ~	1,600,000	1,585,336
Capital Auto Receivables Asset Trust 1.690% due 03/20/21	1,250,000	1,245,363
2.110% due 03/22/21	600,000	596,903
3.090% due 08/22/22 ~	1,600,000	1,605,949
Carlyle Global Market Strategies CLO Ltd (Cayman) 3.815% (USD LIBOR + 1.050%) due 07/27/31 § ~	1,000,000	990,638
4.315% (USD LIBOR + 1.550%) due 07/27/31 § ~	2,000,000	1,968,964
4.761% (USD LIBOR + 2.000%) due 04/20/27 § ~	2,975,000	2,974,013
CIFC Funding 2015-III Ltd ‘AR’ (Cayman) 3.631% (USD LIBOR + 0.870%) due 04/19/29 § ~	3,000,000	2,976,131
4.411% (USD LIBOR + 1.650%) due 04/19/29 § ~	1,805,000	1,721,519
Dryden 33 Senior Loan Fund (Cayman) 4.537% (USD LIBOR + 1.750%) due 04/15/29 § ~	2,000,000	2,002,979
Dryden 53 CLO Ltd (Cayman) 4.187% (USD LIBOR + 1.400%) due 01/15/31 § ~	1,500,000	1,468,153
Dryden 55 CLO Ltd (Cayman) 4.687% (USD LIBOR + 1.900%) due 04/15/31 § ~	1,000,000	965,048
Dryden 58 CLO Ltd (Cayman) 4.273% (USD LIBOR + 1.500%) due 07/17/31 § # ~	2,000,000	1,963,147
4.573% (USD LIBOR + 1.800%) due 07/17/31 § # ~	2,000,000	1,902,069
Dryden 61 CLO Ltd (Cayman) 4.087% (USD LIBOR + 1.650%) due 01/17/32 § ~	2,250,000	2,230,489
4.487% (USD LIBOR + 2.050%) due 01/17/32 § ~	2,250,000	2,174,583
Dryden 64 CLO Ltd (Cayman) 4.180% (USD LIBOR + 1.400%) due 04/18/31 § ~	1,600,000	1,571,200
Dryden 75 CLO Ltd (Cayman) 4.985% (USD LIBOR + 2.450%) due 01/15/29 § ~	1,500,000	1,488,936
Ford Credit Auto Owner Trust 1.730% due 03/15/22	850,000	838,246
2.240% due 06/15/22	1,000,000	992,618
2.350% due 04/15/23	2,500,000	2,479,257
3.190% due 07/15/31 ~	4,000,000	4,009,957

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-12

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Madison Park Funding Ltd (Cayman) 4.284% (USD LIBOR + 1.600%) due 07/15/30 § ~	$2,600,000	$2,581,401
4.530% (USD LIBOR + 1.750%) due 10/18/30 § ~	2,600,000	2,592,884
4.534% (USD LIBOR + 1.850%) due 07/15/30 § ~	1,400,000	1,362,310
Navient Student Loan Trust 3.206% (USD LIBOR + 0.720%) due 03/25/67 § ~	2,000,000	1,981,120
Octagon Investment Partners 25 Ltd (Cayman) 3.961% (USD LIBOR + 1.200%) due 10/20/26 § ~	2,000,000	1,965,080
OneMain Financial Issuance Trust 2.370% due 09/14/32 ~	4,000,000	3,969,953
Regatta XIV Funding Ltd ‘A’ (Cayman) 3.961% (USD LIBOR + 1.190%) due 10/25/31 § ~	3,300,000	3,261,124
Santander Drive Auto Receivables Trust 2.630% due 07/15/22	2,350,000	2,347,211
2.660% due 11/15/21	866,099	865,740
2.960% due 03/15/24	1,850,000	1,852,004
3.290% due 10/17/22	750,000	752,546
3.350% due 07/17/23	2,000,000	2,010,712
3.510% due 08/15/23	2,500,000	2,515,614
SLM Private Credit Student Loan Trust ‘A’ 2.901% (USD LIBOR + 0.290%) due 06/15/39 §	3,236,486	3,148,499
SLM Student Loan Trust 3.321% (USD LIBOR + 0.550%) due 10/25/64 § ~	10,000,000	9,910,032
SMB Private Education Loan Trust 2.340% due 09/15/34 ~	2,178,414	2,137,607
2.700% due 05/15/31 ~	1,815,267	1,807,975
2.820% due 10/15/35 ~	4,450,000	4,406,758
2.880% due 09/15/34 ~	4,372,141	4,322,396
3.440% due 07/15/36 ~	1,850,000	1,880,782
3.500% due 02/15/36 ~	2,300,000	2,348,665
3.600% due 01/15/37 ~	1,550,000	1,581,375
3.630% due 11/15/35 ~	2,000,000	2,056,279

Total Asset-Backed Securities (Cost $113,079,767)		112,565,074

U.S. TREASURY OBLIGATIONS - 16.0%

U.S. Treasury Bonds - 6.1%

2.250% due 08/15/46	4,050,000	3,621,032
2.500% due 02/15/46	3,500,000	3,300,049
2.500% due 05/15/46	3,000,000	2,827,090
2.750% due 11/15/47	4,000,000	3,952,812
2.875% due 11/15/46	3,000,000	3,044,824
3.000% due 11/15/44	4,000,000	4,158,047
3.000% due 02/15/48	4,750,000	4,927,476
3.000% due 02/15/49	5,500,000	5,710,977
3.375% due 11/15/48	6,000,000	6,694,336

		38,236,643

	Principal Amount	Value
U.S. Treasury Notes - 9.9%

1.250% due 07/31/23	$5,000,000	$4,799,121
1.375% due 08/31/23	4,000,000	3,856,877
1.375% due 09/30/23	4,500,000	4,335,119
1.625% due 11/15/22	5,000,000	4,897,168
1.625% due 05/15/26	5,000,000	4,772,754
2.000% due 10/31/21	1,400,000	1,391,742
2.000% due 11/30/22	6,000,000	5,954,063
2.125% due 12/31/21	4,500,000	4,487,695
2.250% due 02/15/27	2,000,000	1,986,484
2.500% due 02/28/26	7,400,000	7,489,031
2.625% due 02/15/29	2,000,000	2,039,180
2.875% due 08/15/28	2,250,000	2,340,571
3.125% due 11/15/28	12,400,000	13,168,945

		61,518,750

Total U.S. Treasury Obligations (Cost $97,419,589)		99,755,393

FOREIGN GOVERNMENT BONDS & NOTES - 1.9%

Brazilian Government (Brazil) 4.500% due 05/30/29	3,015,000	2,966,790
Chile Government (Chile) 2.250% due 10/30/22	2,000,000	1,983,480
Export-Import Bank of Korea (South Korea) 2.250% due 01/21/20	1,900,000	1,893,551
Mexico Government (Mexico) 4.500% due 04/22/29	2,300,000	2,383,950
Province of British Columbia (Canada) 2.000% due 10/23/22	3,000,000	2,955,987

Total Foreign Government Bonds & Notes (Cost $12,100,224)		12,183,758

	Shares
SHORT-TERM INVESTMENT - 4.3%

Money Market Fund - 4.3%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	26,587,987	26,587,987

Total Short-Term Investment (Cost $26,587,987)		26,587,987

TOTAL INVESTMENTS - 101.2% (Cost $626,126,822)		631,516,535

OTHER ASSETS & LIABILITIES, NET - (1.2%)		(7,462,760)

NET ASSETS - 100.0%		$624,053,775

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	46.7%
Asset-Backed Securities	18.0%
U.S. Treasury Obligations	16.0%
Senior Loan Notes	12.9%
Short-Term Investment	4.3%
Others (each less than 3.0%)	3.3%

	101.2%
Other Assets & Liabilities, Net	(1.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-13

PACIFIC FUNDS

PACIFIC FUNDS CORE INCOME

Schedule of Investments (Continued)

March 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$291,374,924	$—	$291,374,924	$—
	Senior Loan Notes	80,595,698	—	80,595,698	—
	Mortgage-Backed Securities	8,453,701	—	8,453,701	—
	Asset-Backed Securities	112,565,074	—	112,565,074	—
	U.S. Treasury Obligations	99,755,393	—	99,755,393	—
	Foreign Government Bonds & Notes	12,183,758	—	12,183,758	—
	Short-Term Investment	26,587,987	26,587,987	—	—

	Total	$631,516,535	$26,587,987	$604,928,548	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-14

PACIFIC FUNDS

PACIFIC FUNDSSM STRATEGIC INCOME

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 3.3%

Basic Materials - 0.2%

Constellium NV ‘A’ *	176,660	$1,409,747

Consumer, Cyclical - 0.9%

Las Vegas Sands Corp	20,642	1,258,336
Lennar Corp ‘A’	22,751	1,116,847
Mohawk Industries Inc *	6,772	854,288
Party City Holdco Inc *	130,066	1,032,724
Six Flags Entertainment Corp	12,456	614,704
Tailored Brands Inc	76,227	597,620

		5,474,519

Consumer, Non-Cyclical - 0.2%

United Rentals Inc *	10,501	1,199,739

Financial - 0.8%

Bank of America Corp	46,717	1,288,922
Citigroup Inc	17,345	1,079,206
The Goldman Sachs Group Inc	4,792	920,016
Wells Fargo & Co	26,387	1,275,020

		4,563,164

Industrial - 1.0%

Berry Global Group Inc *	23,046	1,241,488
Caterpillar Inc	6,465	875,943
Crown Holdings Inc *	21,023	1,147,225
Evoqua Water Technologies Corp *	113,006	1,421,615
Xylem Inc	15,010	1,186,390

		5,872,661

Technology - 0.2%

NXP Semiconductors NV (Netherlands)	10,877	961,418

Total Common Stocks (Cost $21,371,654)		19,481,248

	Principal Amount
CORPORATE BONDS & NOTES - 59.8%

Basic Materials - 3.3%

Anglo American Capital PLC (South Africa) 4.125% due 09/27/22 ~	$700,000	710,000
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	4,125,000	4,228,125
Constellium NV 5.750% due 05/15/24 ~	1,375,000	1,381,875
5.875% due 02/15/26 ~	250,000	246,094
6.625% due 03/01/25 ~	1,250,000	1,278,125
Glencore Finance Canada Ltd (Switzerland) 4.250% due 10/25/22 ~	1,400,000	1,447,413
Glencore Funding LLC (Switzerland) 4.000% due 03/27/27 ~	3,750,000	3,645,605
4.125% due 05/30/23 ~	1,000,000	1,019,131
4.125% due 03/12/24 ~	250,000	252,910
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	1,825,000	1,870,625
Syngenta Finance NV (Switzerland) 4.892% due 04/24/25 ~	3,000,000	3,059,732

		19,139,635

	Principal Amount	Value
Communications - 4.6%

AT&T Inc 3.400% due 05/15/25	$3,000,000	$2,973,310
4.350% due 03/01/29	3,000,000	3,068,563
Charter Communications Operating LLC 3.750% due 02/15/28	1,500,000	1,450,871
4.200% due 03/15/28	1,500,000	1,491,192
5.050% due 03/30/29	1,500,000	1,582,396
Clear Channel Worldwide Holdings Inc 9.250% due 02/15/24 ~	1,375,000	1,460,938
CSC Holdings LLC 6.500% due 02/01/29 ~	2,025,000	2,159,156
Frontier Communications Corp 8.000% due 04/01/27 ~	2,000,000	2,070,000
Sprint Capital Corp 8.750% due 03/15/32	2,000,000	2,115,200
Sprint Communications Inc 6.000% due 11/15/22	1,000,000	1,010,300
Sprint Corp 7.625% due 02/15/25	1,340,000	1,370,150
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	125,000	125,275
The Interpublic Group of Cos Inc 4.650% due 10/01/28	2,000,000	2,085,946
Uber Technologies Inc 7.500% due 11/01/23 ~	1,000,000	1,045,000
8.000% due 11/01/26 ~	2,600,000	2,775,500

		26,783,797

Consumer, Cyclical - 10.9%

Air Canada Pass-Through Trust ‘B’ (Canada) 3.875% due 09/15/24 ~	776,428	770,294
American Airlines Pass-Through Trust ‘A’ 4.100% due 07/15/29	1,320,910	1,348,270
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	1,122,632	1,160,418
Beazer Homes USA Inc 5.875% due 10/15/27	3,975,000	3,488,062
6.750% due 03/15/25	1,000,000	950,000
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	2,475,000	2,394,562
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	3,250,000	2,957,500
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	2,250,000	2,337,187
Ford Motor Credit Co LLC 5.584% due 03/18/24	500,000	507,432
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	1,275,000	1,343,531
General Motors Financial Co Inc 3.200% due 07/06/21	1,550,000	1,544,068
4.375% due 09/25/21	1,500,000	1,532,826
5.100% due 01/17/24	1,000,000	1,038,721
5.650% due 01/17/29	1,000,000	1,034,724
Golden Nugget Inc 6.750% due 10/15/24 ~	1,725,000	1,737,937
8.750% due 10/01/25 ~	1,950,000	2,052,375
Hyundai Capital America 4.125% due 06/08/23 ~	3,500,000	3,569,215
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	3,500,000	3,613,750
L Brands Inc 5.250% due 02/01/28	3,425,000	3,056,813
Lennar Corp 4.750% due 11/29/27	3,575,000	3,590,078
Marriott International Inc 3.600% due 04/15/24	550,000	554,887

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-15

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	$1,450,000	$1,437,748
6.875% due 12/15/23 ~	1,500,000	1,537,500
Mattel Inc 3.150% due 03/15/23	1,425,000	1,282,500
5.450% due 11/01/41	1,925,000	1,434,125
Norwegian Air Shuttle ASA Pass-Through Trust ‘B’ (Norway) 7.500% due 05/10/25 ~	323,820	336,676
Panther BF Aggregator 2 LP 6.250% due 05/15/26 ~	2,000,000	2,045,000
8.500% due 05/15/27 ~	575,000	577,875
Scientific Games International Inc 8.250% due 03/15/26 ~	1,325,000	1,354,813
Tesla Inc 5.300% due 08/15/25 ~	5,150,000	4,480,500
The Men’s Wearhouse Inc 7.000% due 07/01/22	2,000,000	1,980,000
United Airlines Pass Through Trust ‘AA’ 4.150% due 02/25/33	3,000,000	3,114,332
Wyndham Destinations Inc 5.625% due 03/01/21	1,250,000	1,296,875
5.750% due 04/01/27	1,750,000	1,742,388

		63,202,982

Consumer, Non-Cyclical - 6.1%

Ahern Rentals Inc 7.375% due 05/15/23 ~	5,300,000	4,909,125
Anheuser-Busch InBev Worldwide Inc (Belgium) 4.750% due 01/23/29	2,150,000	2,291,404
5.800% due 01/23/59	3,000,000	3,349,249
Bacardi Ltd (Bermuda) 4.700% due 05/15/28 ~	2,000,000	2,004,777
BAT Capital Corp (United Kingdom) 3.222% due 08/15/24	2,200,000	2,153,621
Bausch Health Americas Inc 8.500% due 01/31/27 ~	625,000	664,062
Bausch Health Cos Inc 9.000% due 12/15/25 ~	1,000,000	1,090,050
Conagra Brands Inc 4.600% due 11/01/25	900,000	947,861
Eagle Holding Co II LLC 7.625% Cash or 8.375% PIK due 05/15/22 ~	3,046,000	3,080,268
Jaguar Holding Co II 6.375% due 08/01/23 ~	500,000	510,625
JBS Investments II GmbH 7.000% due 01/15/26 ~	600,000	618,000
JBS USA LUX SA 5.750% due 06/15/25 ~	500,000	514,375
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	625,000	634,375
5.875% due 09/30/27 ~	1,100,000	1,111,000
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	2,520,000	2,652,300
RegionalCare Hospital Partners Holdings Inc 9.750% due 12/01/26 ~	1,675,000	1,742,000
Reynolds American Inc (United Kingdom) 4.450% due 06/12/25	1,500,000	1,542,548
TMS International Corp 7.250% due 08/15/25 ~	4,300,000	4,175,386
Verscend Escrow Corp 9.750% due 08/15/26 ~	1,450,000	1,451,813

		35,442,839

Energy - 10.2%

Andeavor Logistics LP 5.250% due 01/15/25	4,825,000	5,015,007
Antero Midstream Partners LP 5.750% due 03/01/27 ~	825,000	839,437

	Principal Amount	Value
Archrock Partners LP 6.875% due 04/01/27 ~	$1,325,000	$1,354,415
Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	2,650,000	2,560,562
Calfrac Holdings LP (Canada) 8.500% due 06/15/26 ~	2,500,000	1,950,000
Concho Resources Inc 4.375% due 01/15/25	3,000,000	3,086,236
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	3,075,000	3,174,938
5.750% due 01/30/28 ~	750,000	791,250
Energy Transfer Partners LP 4.050% due 03/15/25	1,200,000	1,220,360
4.750% due 01/15/26	1,550,000	1,621,184
5.800% due 06/15/38	3,000,000	3,221,182
6.250% due 02/15/23	3,200,000	3,028,720
EnLink Midstream Partners LP 4.400% due 04/01/24	2,500,000	2,484,375
EP Energy LLC 7.750% due 05/15/26 ~	1,375,000	1,127,500
EQM Midstream Partners LP 4.750% due 07/15/23	2,850,000	2,909,617
EQT Corp 3.900% due 10/01/27	3,000,000	2,809,827
Halcon Resources Corp 6.750% due 02/15/25	3,850,000	2,329,250
Kinder Morgan Energy Partners LP 4.300% due 05/01/24	5,165,000	5,400,496
Midwest Connector Capital Co LLC 3.900% due 04/01/24 ~	450,000	458,002
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	3,550,000	3,292,625
MPLX LP 4.000% due 03/15/28	2,500,000	2,487,981
4.800% due 02/15/29	350,000	368,960
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	2,525,000	2,778,870
Sunoco Logistics Partners Operations LP 4.000% due 10/01/27	1,200,000	1,192,245
Targa Resources Partners LP 5.000% due 01/15/28	650,000	641,063
5.125% due 02/01/25	900,000	922,500
5.375% due 02/01/27	200,000	205,500
5.875% due 04/15/26 ~	1,350,000	1,433,700
6.500% due 07/15/27 ~	325,000	351,406
Ultra Resources Inc 7.125% due 04/15/25 ~	765,000	164,475

		59,221,683

Financial - 11.9%

AerCap Ireland Capital DAC (Ireland) 3.300% due 01/23/23	1,850,000	1,817,541
3.950% due 02/01/22	750,000	760,229
4.450% due 10/01/25	3,000,000	3,027,412
Air Lease Corp 3.625% due 04/01/27	1,500,000	1,414,065
3.750% due 02/01/22	1,750,000	1,766,360
4.250% due 09/15/24	1,000,000	1,028,924
4.625% due 10/01/28	3,000,000	3,014,772
Bank of America Corp 3.252% (USD LIBOR + 0.650%) due 06/25/22 §	3,000,000	3,001,592
3.366% due 01/23/26	1,000,000	1,002,185
3.503% (USD LIBOR + 0.770%) due 02/05/26 §	2,000,000	1,955,772
4.183% due 11/25/27	2,500,000	2,544,875
BOC Aviation Ltd (Singapore) 3.500% due 09/18/27 ~	4,000,000	3,902,888

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-16

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Citigroup Inc 3.731% (USD LIBOR + 0.960%) due 04/25/22 §	$3,000,000	$3,024,668
3.980% due 03/20/30	3,000,000	3,059,197
4.075% due 04/23/29	3,000,000	3,081,166
4.400% due 06/10/25	1,500,000	1,555,346
GLP Capital LP REIT 5.300% due 01/15/29	3,000,000	3,161,790
JPMorgan Chase & Co 3.125% due 01/23/25	1,100,000	1,102,086
4.005% due 04/23/29	2,000,000	2,057,882
Marsh & McLennan Cos Inc 3.875% due 03/15/24	2,500,000	2,596,516
Morgan Stanley 3.591% due 07/22/28	4,000,000	3,976,660
3.772% due 01/24/29	1,050,000	1,057,871
3.958% (USD LIBOR + 1.220%) due 05/08/24 §	2,000,000	2,015,796
5.000% due 11/24/25	2,000,000	2,147,056
The Goldman Sachs Group Inc 3.272% due 09/29/25	2,500,000	2,470,168
3.500% due 11/16/26	1,000,000	988,408
3.625% due 02/20/24	350,000	353,872
3.750% due 02/25/26	1,300,000	1,306,969
3.779% (USD LIBOR + 1.000%) due 07/24/23 §	3,000,000	3,000,045
The Howard Hughes Corp 5.375% due 03/15/25 ~	3,000,000	3,000,000
Wells Fargo & Co 3.750% due 01/24/24	4,000,000	4,120,087

		69,312,198

Industrial - 10.4%

Allegion US Holding Co Inc 3.200% due 10/01/24	3,000,000	2,905,165
Apex Tool Group LLC 9.000% due 02/15/23 ~	2,425,000	2,340,125
ARD Finance SA (Luxembourg) 7.125% Cash or 7.875% PIK due 09/15/23	2,050,000	2,052,562
ARD Securities Finance SARL (Luxembourg) 8.750% Cash or PIK due 01/31/23 ~	1,826,562	1,739,800
Ardagh Packaging Finance PLC (Ireland) 7.250% due 05/15/24 ~	1,400,000	1,480,080
Brand Industrial Services Inc 8.500% due 07/15/25 ~	2,425,000	2,188,562
BWAY Holding Co 5.500% due 04/15/24 ~	850,000	847,067
7.250% due 04/15/25 ~	4,400,000	4,259,728
Cloud Crane LLC 10.125% due 08/01/24 ~	2,800,000	3,017,000
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	2,650,000	2,544,000
Hulk Finance Corp (Canada) 7.000% due 06/01/26 ~	2,325,000	2,208,750
Itron Inc 5.000% due 01/15/26 ~	3,125,000	3,082,031
Masco Corp 3.500% due 04/01/21	1,075,000	1,082,866
7.750% due 08/01/29	4,110,000	4,999,405
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	3,943,000	4,012,003
Novelis Corp 5.875% due 09/30/26 ~	2,225,000	2,219,438
Standard Industries Inc 4.750% due 01/15/28 ~	5,768,000	5,522,860
5.000% due 02/15/27 ~	1,500,000	1,455,450
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	3,395,000	2,936,675

	Principal Amount	Value
TransDigm Inc 6.500% due 07/15/24	$1,175,000	$1,211,719
TransDigm UK Holdings PLC 6.875% due 05/15/26 ~	3,500,000	3,491,250
US Concrete Inc 6.375% due 06/01/24	2,150,000	2,193,000
Zekelman Industries Inc 9.875% due 06/15/23 ~	2,785,000	2,967,766

		60,757,302

Technology - 1.9%

Broadcom Inc 4.250% due 04/15/26 ~	5,000,000	4,963,050
Dell International LLC 4.000% due 07/15/24 ~	3,000,000	3,026,404
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	3,000,000	3,019,080
KLA-Tencor Corp 4.100% due 03/15/29	50,000	51,215

		11,059,749

Utilities - 0.5%

Electricite de France SA (France) 4.500% due 09/21/28 ~	3,000,000	3,099,778

Total Corporate Bonds & Notes (Cost $347,879,614)		348,019,963

SENIOR LOAN NOTES - 25.3%

Basic Materials - 0.6%

Aleris International Inc 7.249% (USD LIBOR + 4.750%) due 02/27/23 §	3,473,750	3,480,698

Communications - 2.9%

Charter Communications Operating LLC Term B 4.500% (USD LIBOR + 2.000%) due 04/30/25 § ¥	2,493,687	2,480,106
CSC Holdings LLC 4.734% (USD LIBOR + 2.250%) due 07/17/25 §	644,766	628,002
Term B 4.984% (USD LIBOR + 2.500%) due 01/25/26 §	3,970,000	3,889,981
SBA Senior Finance II LLC Term B due 04/11/25 ¥	3,989,950	3,911,396
Sprint Communications Inc Term B 5.000% (USD LIBOR + 2.500%) due 02/03/24 §	2,454,925	2,385,880
5.500% (USD LIBOR + 3.000%) due 02/03/24 §	1,496,250	1,469,130
Uber Technologies Inc due 04/04/25 ¥	1,994,975	2,001,708

		16,766,203

Consumer, Cyclical - 6.0%

Bass Pro Group LLC Term B 7.499% (USD LIBOR + 5.000%) due 09/25/24 §	3,989,873	3,910,052
BJ’s Wholesale Club Inc Term B 5.499% (USD LIBOR + 3.000%) due 02/03/24 §	2,985,000	2,981,534
Caesars Resort Collection LLC Term B 5.249% (USD LIBOR + 2.750%) due 12/22/24 §	6,433,712	6,370,527
ClubCorp Holdings Inc Term B 5.351% (USD LIBOR + 2.750%) due 09/18/24 §	3,427,438	3,252,639

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-17

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Neiman Marcus Group Ltd LLC 5.733% (USD LIBOR + 3.250%) due 10/25/20 §	$2,434,097	$2,267,259
New Red Finance Inc Term B (Canada) 4.749% (USD LIBOR + 2.250%) due 02/17/24 §	5,923,416	5,830,863
SeaWorld Parks & Entertainment Inc Term B-5 5.499% (USD LIBOR + 3.000%) due 03/31/24 §	4,430,964	4,412,965
SRS Distribution Inc Term B 5.749% (USD LIBOR + 3.250%) due 05/24/25 §	2,985,000	2,856,893
Tacala Investment Corp Term B 5.749% (USD LIBOR + 3.250%) due 02/01/25 §	2,970,000	2,936,564

		34,819,296

Consumer, Non-Cyclical - 2.7%

Air Medical Group Holdings Inc Term B 6.736% (USD LIBOR + 4.250%) due 03/14/25 §	3,473,618	3,277,143
Albertson’s LLC Term B-7 5.499% (USD LIBOR + 3.000%) due 11/16/25 §	2,992,500	2,959,768
Bausch Health Americas Inc Term B 5.481% (USD LIBOR + 3.000%) due 06/01/25 §	3,261,218	3,241,429
Envision Healthcare Corp Term B 6.249% (USD LIBOR + 3.750%) due 10/11/25 §	2,992,500	2,804,846
Refinitiv US Holdings Inc Term B 6.249% (USD LIBOR + 3.750%) due 10/01/25 §	3,740,625	3,635,031

		15,918,217

Financial - 1.4%

HUB International Ltd Term B 5.515% (USD LIBOR + 3.000%) due 04/25/25 §	4,466,250	4,326,215
USI Inc Term B 5.601% (USD LIBOR + 3.000%) due 05/16/24 §	3,940,000	3,811,950

		8,138,165

Industrial - 10.6%

Accudyne Industries Borrower SCA Term B (Luxembourg) 5.499% (USD LIBOR + 3.250%) due 08/18/24 §	5,039,705	5,039,287
Advanced Disposal Services Inc Term B 4.660% (USD LIBOR + 2.250%) due 11/10/23 § ¥	4,837,837	4,817,803
Avolon (US) LLC Term B-3 (Ireland) 4.488% (USD LIBOR + 2.000%) due 01/15/25 §	2,833,469	2,815,279
Brand Industrial Services Inc 6.956% (USD LIBOR + 4.250%) due 06/21/24 §	3,939,850	3,792,105
BWAY Holding Co Term B 6.033% (USD LIBOR + 3.250%) due 04/03/24 §	3,196,819	3,126,489
Crosby US Acquisition Corp 5.491% (USD LIBOR + 3.000%) due 11/22/20 §	4,149,967	4,056,593
(2nd Lien) 8.491% (USD LIBOR + 6.000%) due 11/22/21 §	1,650,000	1,604,625
Dynasty Acquisition Co Inc due 01/24/26 ¥	2,601,399	2,605,348

	Principal Amount	Value
EWT Holdings III Corp 5.499% (USD LIBOR + 3.000%) due 12/20/24 §	$2,777,256	$2,749,483
Flex Acquisition Co Inc 5.626% (USD LIBOR + 3.000%) due 12/29/23 §	1,965,000	1,909,119
Term B 5.876% (USD LIBOR + 3.250%) due 06/22/25 §	995,000	967,282
GFL Environmental Inc Term B (Canada) 5.499% (USD LIBOR + 2.750%) due 05/31/25 §	2,736,216	2,657,549
Kloeckner Pentaplast of America Inc Term B (Luxembourg) 6.749% (USD LIBOR + 4.250%) due 06/30/22 §	2,955,000	2,611,481
NCI Building Systems Inc Term B 6.547% (USD LIBOR + 3.750%) due 04/12/25 §	3,986,825	3,807,418
North American Lifting Holdings Inc 7.101% (USD LIBOR + 4.500%) due 11/27/20 §	2,480,389	2,331,566
(2nd Lien) 11.601% (USD LIBOR + 9.000%) due 11/27/21 §	2,000,000	1,700,000
Proampac PG Borrower LLC 6.141% (USD LIBOR + 3.500%) due 11/18/23 §	3,192,342	3,086,595
Reynolds Group Holdings Inc Term B 5.249% (USD LIBOR + 3.000%) due 02/05/23 §	4,987,245	4,935,148
Standard Aero Ltd due 01/24/26 ¥	1,398,601	1,400,724
Titan Acquisition Ltd Term B (Canada) 5.499% (USD LIBOR + 3.000%) due 03/28/25 §	2,977,444	2,772,744
TransDigm Inc
Term F 4.999% (USD LIBOR + 2.500%) due 06/09/23 §	972,486	951,061
Term G 4.999% (USD LIBOR + 2.500%) due 08/22/24 §	2,467,513	2,408,223

		62,145,922

Technology - 0.6%

Vertafore Inc
(2nd Lien) 9.749% (USD LIBOR + 7.250%) due 07/02/26 §	1,000,000	990,938
Term B 5.749% (USD LIBOR + 3.250%) due 07/02/25 §	2,493,750	2,454,473

		3,445,411

Utilities - 0.5%

Talen Energy Supply LLC Term B-1 6.500% (USD LIBOR + 4.000%) due 07/06/23 § ¥	2,962,368	2,941,385

Total Senior Loan Notes (Cost $150,561,980)		147,655,297

ASSET-BACKED SECURITIES - 4.0%

Apidos CLO XXX ‘A2’ (Cayman) 4.020% (USD LIBOR + 1.600%) due 10/18/31 § ~	2,400,000	2,370,109
Buttermilk Park CLO Ltd ‘A1’ (Cayman) 3.887% (USD LIBOR + 1.100%) due 10/15/31 § ~	700,000	693,585

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-18

PACIFIC FUNDS

PACIFIC FUNDS STRATEGIC INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd (Cayman) 4.761% (USD LIBOR + 2.000%) due 04/20/27 § ~	$1,200,000	$1,199,602
CIFC Funding 2015-III Ltd (Cayman) 4.411% (USD LIBOR + 1.650%) due 04/19/29 § ~	1,100,000	1,049,125
Dryden Senior Loan Fund ‘B’ (Cayman) 4.087% (USD LIBOR + 1.650%) due 01/17/32 § ~	1,500,000	1,486,993
4.180% (USD LIBOR + 1.400%) due 04/18/31 § ~	2,600,000	2,553,200
4.273% (USD LIBOR + 1.500%) due 07/17/31 § ~	1,500,000	1,472,360
Dryden Senior Loan Fund ‘C’ (Cayman) 4.487% (USD LIBOR + 2.050%) due 01/17/32 § ~	1,500,000	1,449,722
4.573% (USD LIBOR + 1.800%) due 07/17/31 § ~	1,500,000	1,426,551
4.687% (USD LIBOR + 1.900%) due 04/15/31 § ~	250,000	241,262
Madison Park Funding XXVIII Ltd (Cayman) 4.284% (USD LIBOR + 1.600%) due 07/15/30 § ~	2,000,000	1,985,693
4.534% (USD LIBOR + 1.850%) due 07/15/30 § ~	1,000,000	973,079
Madison Park Funding XXIX Ltd (Cayman) 4.530% (USD LIBOR + 1.750%) due 10/18/30 § ~	2,650,000	2,642,747
Regatta XIII Funding Ltd ‘D’ (Cayman) 8.737% (USD LIBOR + 5.950%) due 07/15/31 § ~	2,500,000	2,271,540
SLM Private Credit Student Loan Trust 2.901% (USD LIBOR + 0.290%) due 06/15/39 §	1,618,243	1,574,250

		23,389,818

Total Asset-Backed Securities (Cost $23,844,726)		23,389,818

	Principal Amount	Value

FOREIGN GOVERNMENT BONDS & NOTES - 1.1%

Mexico Government (Mexico) 3.750% due 01/11/28	$2,750,000	$2,720,988
4.500% due 04/22/29	700,000	725,550
4.600% due 02/10/48	3,000,000	2,907,375

Total Foreign Government Bonds & Notes (Cost $6,426,277)		6,353,913

	Shares
SHORT-TERM INVESTMENT - 7.7%

Money Market Fund - 7.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	44,607,986	44,607,986

Total Short-Term Investment (Cost $44,607,986)		44,607,986

TOTAL INVESTMENTS - 101.2% (Cost $594,692,237)		589,508,225

OTHER ASSETS & LIABILITIES, NET - (1.2%)		(7,193,002)

NET ASSETS - 100.0%		$582,315,223

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	59.8%
Senior Loan Notes	25.3%
Short-Term Investment	7.7%
Asset-Backed Securities	4.0%
Common Stocks	3.3%
Others (each less than 3.0%)	1.1%

	101.2%
Other Assets & Liabilities, Net	(1.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$19,481,248	$19,481,248	$—	$—
	Corporate Bonds & Notes	348,019,963	—	348,019,963	—
	Senior Loan Notes	147,655,297	—	147,655,297	—
	Asset-Backed Securities	23,389,818	—	23,389,818	—
	Foreign Government Bonds & Notes	6,353,913	—	6,353,913	—
	Short-Term Investment	44,607,986	44,607,986	—	—

	Total	$589,508,225	$64,089,234	$525,418,991	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-19

PACIFIC FUNDS

PACIFIC FUNDSSM FLOATING RATE INCOME

Schedule of Investments

March 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 4.0%

Communications - 0.9%

CommScope Finance LLC 5.500% due 03/01/24 ~	$5,000,000	$5,126,450
Sprint Communications Inc 7.000% due 08/15/20	10,000,000	10,350,000

		15,476,450

Consumer, Non-Cyclical - 0.5%

Ahern Rentals Inc 7.375% due 05/15/23 ~	7,013,000	6,495,791
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	2,588,000	2,723,870

		9,219,661

Industrial - 2.6%

GFL Environmental Inc (Canada) 5.375% due 03/01/23 ~	250,000	237,500
5.625% due 05/01/22 ~	7,336,000	7,134,260
Reynolds Group Issuer Inc 5.750% due 10/15/20	6,567,643	6,584,062
6.287% (USD LIBOR + 3.500%) due 07/15/21 § ~	20,750,000	20,879,688
TransDigm Inc 6.000% due 07/15/22	5,500,000	5,602,190
6.250% due 03/15/26 ~	5,000,000	5,200,000

		45,637,700

Total Corporate Bonds & Notes (Cost $70,469,887)		70,333,811

SENIOR LOAN NOTES - 95.1%

Basic Materials - 4.6%

Aleris International Inc 7.249% (USD LIBOR + 4.750%) due 02/27/23 §	10,917,500	10,939,335
Messer Industries USA Inc Term B 5.101% (USD LIBOR + 2.500%) due 03/01/26 § ¥	21,200,000	20,829,000
PQ Corp Term B 5.244% (USD LIBOR + 2.500%) due 02/08/25 §	11,598,394	11,482,410
Solenis International LLC 6.629% (USD LIBOR + 4.000%) due 06/26/25 §	15,542,245	15,333,388
Starfruit US Holdco LLC Term B (Netherlands) 5.740% (USD LIBOR + 3.250%) due 10/01/25 §	17,700,000	17,473,104
Vantage Specialty Chemicals Inc Term B 6.059% (USD LIBOR + 3.500%) due 10/28/24 §	4,690,625	4,608,539

		80,665,776

Communications - 9.1%

Ancestry.com Operations Inc Term B due 10/19/23 ¥	13,000,000	12,935,000
Charter Communications Operating LLC Term B 4.500% (USD LIBOR + 2.000%) due 04/30/25 §	24,603,740	24,469,748
CommScope Inc Term B-2 due 04/04/26 ¥	4,600,000	4,609,752
CSC Holdings LLC 4.734% (USD LIBOR + 2.250%) due 07/17/25 §	2,573,691	2,506,775
Term B 4.984% (USD LIBOR + 2.500%) due 01/25/26 § ¥	13,775,186	13,497,533

	Principal Amount	Value
iHeartCommunications Inc Term D 11.249% (USD LIBOR + 6.750%) due 01/30/20 * § Y	$10,125,000	$7,252,031
MTN Infrastructure TopCo Inc Term B 5.499% (USD LIBOR + 3.000%) due 11/17/24 §	11,072,216	10,993,791
SBA Senior Finance II LLC Term B 4.500% (USD LIBOR + 2.000%) due 04/11/25 § ¥	24,104,577	23,630,006
Sprint Communications Inc Term B 5.000% (USD LIBOR + 2.500%) due 02/03/24 §	20,364,144	19,791,402
5.500% (USD LIBOR + 3.000%) due 02/03/24 §	29,925,000	29,382,609
Uber Technologies Inc 6.493% (USD LIBOR + 4.000%) due 04/04/25 § ¥	10,987,281	11,024,363

		160,093,010

Consumer, Cyclical - 22.1%

American Builders & Contractors Supply Co Inc Term B-2 4.499% (USD LIBOR + 2.000%) due 10/31/23 §	22,826,335	22,253,645
Bass Pro Group LLC Term B 7.499% (USD LIBOR + 5.000%) due 09/25/24 §	17,071,727	16,730,190
BJ’s Wholesale Club Inc Term B 5.499% (USD LIBOR + 3.000%) due 02/03/24 § ¥	14,873,878	14,856,610
Caesars Resort Collection LLC Term B 5.249% (USD LIBOR + 2.750%) due 12/22/24 §	27,612,198	27,341,019
ClubCorp Holdings Inc Term B 5.351% (USD LIBOR + 2.750%) due 09/18/24 §	12,328,468	11,699,716
EG America LLC (United Kingdom)
(2nd Lien) 10.601% (USD LIBOR + 8.000%) due 03/23/26 §	9,310,000	9,077,250
Term B 6.601% (USD LIBOR + 4.000%) due 02/05/25 §	535,744	524,136
EG Finco Ltd Term B-1 (United Kingdom) 6.601% (USD LIBOR + 4.000%) due 02/05/25 §	9,100,145	8,902,972
Flynn Restaurant Group LP 5.999% (USD LIBOR + 3.500%) due 06/29/25 §	8,848,310	8,627,103
(2nd Lien) 9.490% (USD LIBOR + 7.000%) due 06/29/26 §	10,635,000	10,209,600
Formula One Management Ltd Term B-3
(United Kingdom) 4.999% (USD LIBOR + 2.500%) due 02/01/24 §	14,500,000	13,956,250
Golden Nugget LLC Term B 5.242% (USD LIBOR + 2.750%) due 10/04/23 §	18,899,087	18,733,720
IRB Holding Corp Term B 5.739% (USD LIBOR + 3.250%) due 02/05/25 §	14,542,610	14,210,864
J Crew Group Inc Term B 5.782% (USD LIBOR + 3.220%) due 03/05/21 §	8,800,932	6,068,243
K-MAC Holdings Corp
5.736% (USD LIBOR + 3.250%) due 03/16/25 §	3,018,735	2,988,548
(2nd Lien) 9.236% (USD LIBOR + 6.750%) due 03/16/26 §	7,500,000	7,457,723

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-20

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Navistar Inc Term B 6.000% (USD LIBOR + 3.500%) due 11/06/24 §	$5,929,999	$5,920,066
New Red Finance Inc Term B (Canada) 4.749% (USD LIBOR + 2.250%) due 02/17/24 §	26,844,320	26,424,878
NPC International Inc
6.051% (USD LIBOR + 3.500%) due 04/20/24 §	8,294,423	7,520,280
(2nd Lien) 10.134% (USD LIBOR + 7.500%) due 04/18/25 §	11,582,389	10,105,634
Panther BF Aggregator 2 LP Term B due 03/18/26 ¥	11,375,000	11,260,966
Petco Animal Supplies Inc Term B-1 5.994% (USD LIBOR + 3.250%) due 01/26/23 §	1,136,905	874,280
SeaWorld Parks & Entertainment Inc Term B-5 5.499% (USD LIBOR + 3.000%) due 03/31/24 §	13,464,319	13,409,627
SMG US Midco 2 Inc 5.499% (USD LIBOR + 3.250%) due 01/23/25 §	6,921,353	6,855,026
(2nd Lien) 9.499% (USD LIBOR + 7.000%) due 01/23/26 §	18,290,000	18,518,625
Spin Holdco Inc Term B 6.029% (USD LIBOR + 3.250%) due 11/14/22 §	16,761,837	16,332,315
SRS Distribution Inc Term B 5.749% (USD LIBOR + 3.250%) due 05/24/25 §	20,873,248	19,977,431
Tacala Investment Corp
(2nd Lien) 9.499% (USD LIBOR + 7.000%) due 02/01/26 §	8,250,000	8,188,125
Term B 5.749% (USD LIBOR + 3.250%) due 02/01/25 §	10,001,438	9,888,842
The Talbots Inc Term B 9.499% (USD LIBOR + 7.000%) due 11/28/22 §	2,962,500	2,881,031
Thor Industries Inc Term B 6.250% (USD LIBOR + 3.750%) due 02/01/26 §	7,460,438	7,147,943
Univar USA Inc
Term B-3
4.749% (USD LIBOR + 2.500%) due 07/01/24 §	18,051,668	17,879,618
Term B-4 4.999% (USD LIBOR + 2.500%) due 07/01/24 §	5,500,000	5,486,250
Wok Holdings Inc Term B 8.989% (USD LIBOR + 6.500%) due 03/01/26 §	6,625,000	6,560,817

		388,869,343

Consumer, Non-Cyclical - 18.1%

Air Medical Group Holdings Inc Term B 5.739% (USD LIBOR + 3.250%) due 04/28/22 §	3,310,188	3,119,025
6.736% (USD LIBOR + 4.250%) due 03/14/25 §	3,162,661	2,983,774
Albertson’s LLC
Term B-6 5.479% (USD LIBOR + 3.000%) due 06/22/23 §	6,828,266	6,778,474
Term B-7 5.499% (USD LIBOR + 3.000%) due 11/16/25 §	19,192,861	18,982,929

	Principal Amount	Value
AlixPartners LLP Term B 5.249% (USD LIBOR + 2.750%) due 04/04/24 § ¥	$21,501,172	$21,407,104
Allied Universal Holdco LLC 6.249% (USD LIBOR + 3.750%) due 07/28/22 §	15,545,813	15,053,524
Term B 6.749% (USD LIBOR + 4.250%) due 07/28/22 §	5,486,250	5,370,808
Alphabet Holding Co Inc 5.999% (USD LIBOR + 3.500%) due 09/28/24 §	11,084,305	10,301,476
Arterra Wines Canada Inc Term B-1 (Canada) 5.365% (USD LIBOR + 2.750%) due 12/15/23 §	8,025,178	7,924,863
Bausch Health Americas Inc Term B 5.231% (USD LIBOR + 2.750%) due 11/27/25 §	3,787,975	3,750,095
5.481% (USD LIBOR + 3.000%) due 06/01/25 §	20,165,913	20,043,547
CHG PPC Parent LLC Term B 5.249% (USD LIBOR + 2.750%) due 03/30/25 §	12,967,337	12,772,827
Garda World Security Corp Term B (Canada) 6.120% (USD LIBOR + 3.500%) due 05/26/24 §	7,548,787	7,498,460
Heartland Dental LLC 6.249% (USD LIBOR + 3.750%) due 04/30/25 §	12,628,143	12,296,655
H-Food Holdings LLC 6.186% (USD LIBOR + 3.688%) due 05/31/25 §	2,468,813	2,407,092
Term B-2 6.499% (USD LIBOR + 4.000%) due 05/31/25 §	16,024,838	15,811,178
Jaguar Holding Co II 4.999% (USD LIBOR + 2.500%) due 08/18/22 § ¥	22,951,862	22,741,669
NVA Holdings Inc Term B-3 5.249% (USD LIBOR + 2.750%) due 02/02/25 §	24,019,396	23,288,798
Ortho-Clinical Diagnostics SA Term B (Luxembourg) 5.749% (USD LIBOR + 3.250%) due 06/01/25 § ¥	13,092,695	12,628,991
PetVet Care Centers LLC 4.226% (USD LIBOR + 2.750%) due 02/14/25 §	2,549,604	2,415,750
5.236% (USD LIBOR + 2.750%) due 02/14/25 §	11,318,175	10,723,971
(2nd Lien) 8.736% (USD LIBOR + 6.250%) due 02/15/26 §	7,000,000	6,825,000
Term B 5.736% (USD LIBOR + 3.250%) due 02/14/25 §	518,073	503,826
Prime Security Services Borrower LLC Term B 5.249% (USD LIBOR + 2.750%) due 05/02/22 §	18,476,107	18,317,748
PSC Industrial Outsourcing LP
(2nd Lien) 10.984% (USD LIBOR + 8.500%) due 10/05/25 §	5,000,000	4,775,000
Term B 6.234% (USD LIBOR + 3.750%) due 10/05/24 §	8,648,050	8,545,354
Refinitiv US Holdings Inc Term B 6.249% (USD LIBOR + 3.750%) due 10/01/25 §	3,890,250	3,780,432
RegionalCare Hospital Partners Holdings Inc 6.982% (USD LIBOR + 4.500%) due 11/16/25 §	11,870,250	11,773,804

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-21

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
VetCor Professional Practices LLC 5.499% (USD LIBOR + 3.000%) due 07/02/25 §	$15,383,750	$14,999,156
Wand NewCo 3 Inc Term B 5.982% (USD LIBOR + 3.500%) due 02/05/26 § ¥	11,250,000	11,276,370

		319,097,700

Diversified - 2.5%

First Eagle Holdings Inc Term B 5.351% (USD LIBOR + 2.750%) due 12/01/24 §	2,743,125	2,736,267
Travelport Finance Luxembourg Sarl
(Luxembourg) due 03/18/26 ¥	10,000,000	9,768,750
Term B due 03/16/25 ¥	31,583,333	31,570,921

		44,075,938

Energy - 0.9%

Prairie ECI Acquiror LP 7.366% (USD LIBOR + 4.750%) due 03/11/26 § ¥	16,425,000	16,496,859

Financial - 6.0%

Alliant Holdings Intermediate LLC Term B 5.232% (USD LIBOR + 3.000%) due 05/10/25 §	9,433,585	9,103,409
AssuredPartners Inc Term B 5.749% (USD LIBOR + 3.250%) due 10/22/24 §	16,714,224	16,212,797
BCPE Rover Merger Sub Inc (2nd Lien) 10.749% (USD LIBOR + 8.250%) due 11/28/26 §	1,750,000	1,728,125
Deerfield Dakota Holding LLC 6.489% (USD LIBOR + 4.000%) due 02/13/25 §	875,000	871,719
Term B 5.749% (USD LIBOR + 3.250%) due 02/13/25 §	20,942,528	20,517,144
DTZ US Borrower LLC Term B 5.749% (USD LIBOR + 3.250%) due 08/21/25 §	8,706,250	8,653,194
HUB International Ltd Term B 5.515% (USD LIBOR + 3.000%) due 04/25/25 §	18,245,526	17,673,455
NFP Corp Term B 5.499% (USD LIBOR + 3.000%) due 01/08/24 §	15,041,100	14,520,302
USI Inc Term B 5.601% (USD LIBOR + 3.000%) due 05/16/24 § ¥	16,519,919	15,983,022

		105,263,167

Industrial - 21.5%

Accudyne Industries Borrower SCA Term B (Luxembourg) 5.499% (USD LIBOR + 3.250%) due 08/18/24 § ¥	28,284,656	28,282,308
Advanced Disposal Services Inc Term B 4.660% (USD LIBOR + 2.250%) due 11/10/23 § ¥	24,308,584	24,207,922
Berry Global Inc
Term Q 4.610% (USD LIBOR + 2.000%) due 10/01/22 § ¥	12,500,000	12,442,962
Term T 4.243% (USD LIBOR + 1.750%) due 01/06/21 §	2,290,500	2,285,104
Brand Industrial Services Inc 6.956% (USD LIBOR + 4.250%) due 06/21/24 §	16,974,145	16,337,615

	Principal Amount	Value
Crosby US Acquisition Corp 5.491% (USD LIBOR + 3.000%) due 11/22/20 §	$18,698,815	$18,278,092
(2nd Lien) 8.491% (USD LIBOR + 6.000%) due 11/22/21 § ¥	9,286,340	9,030,965
DiversiTech Holdings Inc Term B Term B 5.601% (USD LIBOR + 3.000%) due 06/01/24 §	6,602,043	6,379,224
Dynasty Acquisition Co Inc due 01/24/26 ¥	4,665,171	4,672,253
Engineered Machinery Holdings Inc 5.851% (USD LIBOR + 3.250%) due 07/19/24 §	1,994,949	1,925,126
6.851% (USD LIBOR + 4.250%) due 07/19/24 §	3,241,875	3,204,052
EWT Holdings III Corp 5.499% (USD LIBOR + 3.000%) due 12/20/24 §	14,348,693	14,205,206
Filtration Group Corp Term B 5.499% (USD LIBOR + 3.000%) due 03/29/25 § ¥	21,390,965	21,261,721
Flex Acquisition Co Inc Term B 5.876% (USD LIBOR + 3.250%) due 06/22/25 §	10,987,450	10,681,372
Gates Global LLC Term B-2 5.249% (USD LIBOR + 3.000%) due 03/31/24 § ¥	12,076,873	11,967,964
GFL Environmental Inc Term B (Canada) 5.499% (USD LIBOR + 2.750%) due 05/31/25 §	21,148,484	20,540,465
Kloeckner Pentaplast of America Inc Term B (Luxembourg) 6.749% (USD LIBOR + 4.250%) due 06/30/22 §	7,745,176	6,844,799
Multi-Color Corp Term B 4.499% (USD LIBOR + 2.000%) due 10/31/24 §	14,712,753	14,703,557
NCI Building Systems Inc Term B 6.547% (USD LIBOR + 3.750%) due 04/12/25 §	17,604,176	16,811,988
Plastipak Holdings Inc Term B 5.000% (USD LIBOR + 2.500%) due 10/14/24 §	13,148,287	12,974,072
Pro Mach Group Inc Term B 5.239% (USD LIBOR + 3.000%) due 03/07/25 §	10,083,294	9,768,191
Reynolds Group Holdings Inc Term B 5.249% (USD LIBOR + 3.000%) due 02/05/23 § ¥	23,916,056	23,666,229
Standard Aero Ltd due 04/04/26 ¥	2,508,156	2,511,964
StandardAero Aviation Holdings Inc 6.250% (USD LIBOR + 3.750%) due 07/07/22 §	25,179,183	25,194,920
The Hillman Group Inc Term B 6.499% (USD LIBOR + 3.500%) due 05/31/25 § ¥	11,597,029	11,129,529
Transcendia Holdings Inc Term B 5.999% (USD LIBOR + 3.500%) due 05/30/24 §	4,120,466	3,914,443
TransDigm Inc
Term E 4.999% (USD LIBOR + 2.500%) due 05/30/25 §	6,915,038	6,745,405
Term F 4.999% (USD LIBOR + 2.500%) due 06/09/23 §	8,175,399	7,995,287

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-22

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Term G 4.999% (USD LIBOR + 2.500%) due 08/22/24 §	$20,981,112	$20,476,978
Vertiv Group Corp Term B 6.629% (USD LIBOR + 4.000%) due 11/15/23 §	10,875,000	10,249,687

		378,689,400

Technology - 9.1%

Applied Systems Inc
(2nd Lien) 9.499% (USD LIBOR + 7.000%) due 09/19/25 §	14,239,070	14,412,616
Term B 5.499% (USD LIBOR + 3.250%) due 09/19/24 §	1,243,687	1,229,954
CCC Information Services Inc
(2nd Lien) 9.249% (USD LIBOR + 6.750%) due 04/27/25 §	4,605,000	4,581,975
Term B 5.500% (USD LIBOR + 3.000%) due 04/27/24 §	3,210,329	3,161,673
First Data Corp due 07/10/22 ¥	21,415,097	21,384,987
4.486% (USD LIBOR + 2.250%) due 04/26/24 § ¥	15,375,000	15,346,172
Kronos Inc (2nd Lien) 10.986% (USD LIBOR + 8.250%) due 11/01/24 §	10,685,000	10,870,075
Sophia LP Term B 5.851% (USD LIBOR + 3.250%) due 09/30/22 § ¥	19,135,430	19,021,804
SS&C European Holdings SARL Term B-4 4.749% (USD LIBOR + 2.500%) due 04/16/25 §	6,088,794	6,046,301
SS&C Technologies Inc Term B-3 4.749% (USD LIBOR + 2.500%) due 04/16/25 §	8,468,447	8,409,346
Tempo Acquisition LLC Term B 5.499% (USD LIBOR + 3.000%) due 05/01/24 §	25,169,507	24,965,005
The Dun & Bradstreet Corp Term B due 02/06/26 ¥	4,500,000	4,468,127
Vertafore Inc (2nd Lien) 9.749% (USD LIBOR + 7.250%) due 07/02/26 §	16,275,000	16,127,516
Term B 5.749% (USD LIBOR + 3.250%) due 07/02/25 §	10,324,125	10,161,520

		160,187,071

	Principal Amount	Value
Utilities - 1.2%

Talen Energy Supply LLC Term B-1 6.500% (USD LIBOR + 4.000%) due 07/06/23 §	$10,642,583	$10,567,201
Term B-2 6.499% (USD LIBOR + 4.000%) due 04/13/24 § ¥	10,227,186	10,154,318

		20,721,519

Total Senior Loan Notes (Cost $1,698,577,431)		1,674,159,783

	Shares
SHORT-TERM INVESTMENT - 5.1%

Money Market Fund - 5.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	90,036,341	90,036,341

Total Short-Term Investment (Cost $90,036,341)		90,036,341

TOTAL INVESTMENTS - 104.2% (Cost $1,859,083,659)		1,834,529,935

OTHER ASSETS & LIABILITIES, NET - (4.2%)		(74,555,831)

NET ASSETS - 100.0%		$1,759,974,104

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	24.1%
Consumer, Cyclical	22.1%
Consumer, Non-Cyclical	18.6%
Communications	10.0%
Technology	9.1%
Financial	6.0%
Short-Term Investment	5.1%
Basic Materials	4.6%
Others (each less than 3.0%)	4.6%

	104.2%
Other Assets & Liabilities, Net	(4.2%	)

	100.0%

(b)	An investment with a value of $7,252,031 or 0.4% of the Fund’s net assets was in default as of March 31, 2019.

(c)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments which could be extended at the option of the borrower.

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
Heartland Dental LLC	$282,608	$275,190	($7,418)
PetVet Care Centers LLC	792,547	755,825	(36,722)

	$1,075,155	$1,031,015	($44,140)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-23

PACIFIC FUNDS

PACIFIC FUNDS FLOATING RATE INCOME

Schedule of Investments (Continued)

March 31, 2019

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$70,333,811	$—	$70,333,811	$—
	Senior Loan Notes	1,674,159,783	—	1,674,159,783	—
	Short-Term Investment	90,036,341	90,036,341	—	—
	Unfunded Loan Commitments	1,031,015	—	1,031,015	—

	Total	$1,835,560,950	$90,036,341	$1,745,524,609	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-24

PACIFIC FUNDS

PACIFIC FUNDSSM HIGH INCOME

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 0.8%

Basic Materials - 0.1%

Constellium NV ‘A’ *	11,516	$91,898

Consumer, Cyclical - 0.3%

Cedar Fair LP	1,693	89,086
Mohawk Industries Inc *	377	47,559
Party City Holdco Inc *	9,344	74,191
Six Flags Entertainment Corp	2,227	109,902
Tailored Brands Inc	8,670	67,973

		388,711

Financial - 0.2%

Citigroup Inc	1,430	88,975
Outfront Media Inc REIT	4,360	102,024
The Goldman Sachs Group Inc	486	93,307

		284,306

Industrial - 0.1%

Evoqua Water Technologies Corp *	5,617	70,662
Xylem Inc	976	77,143

		147,805

Technology - 0.1%

NXP Semiconductors NV (Netherlands)	745	65,850

Total Common Stocks (Cost $1,053,762)		978,570

	Principal Amount
CORPORATE BONDS & NOTES - 76.8%

Basic Materials - 2.4%

Alcoa Nederland Holding BV 7.000% due 09/30/26 ~	$400,000	433,248
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	1,125,000	1,153,125
Constellium NV 6.625% due 03/01/25 ~	350,000	357,875
Hexion Inc 6.625% due 04/15/20	500,000	418,750
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	325,000	333,125
Olin Corp 5.000% due 02/01/30	400,000	393,500

		3,089,623

Communications - 12.5%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	125,000	124,062
Altice France SA (France) 7.375% due 05/01/26 ~	450,000	442,125
Charter Communications Operating LLC 5.050% due 03/30/29	2,250,000	2,373,594
Clear Channel Worldwide Holdings Inc 9.250% due 02/15/24 ~	400,000	425,000
CommScope Finance LLC 5.500% due 03/01/24 ~	100,000	102,529
6.000% due 03/01/26 ~	300,000	311,061
8.250% due 03/01/27 ~	300,000	312,000
CSC Holdings LLC 6.500% due 02/01/29 ~	1,050,000	1,119,562
6.625% due 10/15/25 ~	1,350,000	1,434,375
Frontier Communications Corp 8.000% due 04/01/27 ~	100,000	103,500
8.500% due 04/01/26 ~	25,000	23,282
11.000% due 09/15/25	550,000	365,156

	Principal Amount	Value
Intelsat Jackson Holdings SA (Luxembourg) 8.000% due 02/15/24 ~	$75,000	$78,375
8.500% due 10/15/24 ~	425,000	415,437
Level 3 Financing Inc 5.250% due 03/15/26	1,925,000	1,925,000
Outfront Media Capital LLC 5.875% due 03/15/25	725,000	744,937
Radiate Holdco LLC 6.875% due 02/15/23 ~	425,000	422,875
Sprint Capital Corp 6.875% due 11/15/28	1,400,000	1,349,250
8.750% due 03/15/32	400,000	423,040
Sprint Corp 7.625% due 02/15/25	1,150,000	1,175,875
7.625% due 03/01/26	475,000	483,313
Townsquare Media Inc 6.500% due 04/01/23 ~	175,000	168,219
Uber Technologies Inc 8.000% due 11/01/26 ~	450,000	480,375
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	950,000	969,000

		15,771,942

Consumer, Cyclical - 15.7%

American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	130,973	135,382
American Axle & Manufacturing Inc 6.250% due 04/01/25	600,000	587,250
6.500% due 04/01/27	75,000	73,031
Beazer Homes USA Inc 5.875% due 10/15/27	1,650,000	1,447,875
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	1,225,000	1,185,187
CCM Merger Inc 6.000% due 03/15/22 ~	425,000	437,219
Cedar Fair LP 5.375% due 06/01/24	500,000	513,095
5.375% due 04/15/27	500,000	504,375
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	875,000	796,250
Core & Main LP 6.125% due 08/15/25 ~	875,000	859,950
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	600,000	623,250
Golden Nugget Inc 6.750% due 10/15/24 ~	1,025,000	1,032,687
8.750% due 10/01/25 ~	725,000	763,062
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	875,000	912,187
IHO Verwaltungs GmbH (Germany) 4.750% Cash or 5.500% PIK due 09/15/26 ~	600,000	573,000
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	700,000	735,000
Lennar Corp 4.750% due 05/30/25	600,000	615,750
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	850,000	842,817
Mattel Inc
3.150% due 03/15/23	625,000	562,500
5.450% due 11/01/41	325,000	242,125
6.750% due 12/31/25 ~	100,000	98,625
Merlin Entertainments PLC (United Kingdom) 5.750% due 06/15/26 ~	525,000	542,719
New Red Finance Inc (Canada) 5.000% due 10/15/25 ~	925,000	916,027

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-25

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Panther BF Aggregator 2 LP 6.250% due 05/15/26 ~	$500,000	$511,250
8.500% due 05/15/27 ~	250,000	251,250
Scientific Games International Inc 5.000% due 10/15/25 ~	650,000	638,625
8.250% due 03/15/26 ~	200,000	204,500
Six Flags Entertainment Corp 5.500% due 04/15/27 ~	750,000	743,475
Taylor Morrison Communities Inc 6.625% due 05/15/22	675,000	700,312
Tesla Inc 5.300% due 08/15/25 ~	725,000	630,750
The Men’s Wearhouse Inc 7.000% due 07/01/22	911,000	901,890
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	172,912	178,624

		19,760,039

Consumer, Non-Cyclical - 10.6%

Ahern Rentals Inc 7.375% due 05/15/23 ~	1,595,000	1,477,369
Bausch Health Americas Inc 8.500% due 01/31/27 ~	125,000	132,812
Bausch Health Cos Inc
5.500% due 11/01/25 ~	275,000	281,875
5.750% due 08/15/27 ~	600,000	616,500
6.125% due 04/15/25 ~	75,000	74,437
7.000% due 03/15/24 ~	100,000	106,050
9.000% due 12/15/25 ~	1,150,000	1,253,557
CHS/Community Health Systems Inc 5.125% due 08/01/21	700,000	691,670
Eagle Holding Co II LLC 7.625% Cash or 8.375% PIK due 05/15/22 ~	635,000	642,144
HCA Inc 4.500% due 02/15/27	1,000,000	1,029,377
5.375% due 09/01/26	150,000	158,250
5.875% due 02/01/29	875,000	943,862
Jaguar Holding Co II 6.375% due 08/01/23 ~	90,000	91,912
JBS Investments II GmbH 7.000% due 01/15/26 ~	700,000	721,000
JBS USA LUX SA 5.875% due 07/15/24 ~	325,000	335,156
7.250% due 06/01/21 ~	50,000	50,600
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	205,000	208,075
5.875% due 09/30/27 ~	300,000	303,000
RegionalCare Hospital Partners Holdings Inc 9.750% due 12/01/26 ~	525,000	546,000
Tenet Healthcare Corp 6.250% due 02/01/27 ~	600,000	623,250
6.750% due 06/15/23	1,125,000	1,162,969
TMS International Corp 7.250% due 08/15/25 ~	1,315,000	1,276,891
Verscend Escrow Corp 9.750% due 08/15/26 ~	625,000	625,781

		13,352,537

Energy - 11.0%

Andeavor Logistics LP 6.875% due 02/15/23	650,000	653,630
Antero Midstream Partners LP 5.750% due 03/01/27 ~	150,000	152,625
Archrock Partners LP 6.875% due 04/01/27 ~	475,000	485,545
Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	825,000	797,156
Calfrac Holdings LP (Canada) 8.500% due 06/15/26 ~	600,000	468,000
Callon Petroleum Co 6.125% due 10/01/24	125,000	126,250
6.375% due 07/01/26	100,000	100,750

	Principal Amount	Value
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	$1,075,000	$1,130,094
5.875% due 03/31/25	375,000	408,750
Cheniere Energy Partners 5.625% due 10/01/26 ~	675,000	693,563
Chesapeake Energy Corp 8.000% due 01/15/25	150,000	153,750
8.000% due 06/15/27	25,000	24,750
Crestwood Midstream Partners LP 5.750% due 04/01/25	250,000	257,500
6.250% due 04/01/23	750,000	772,500
Denbury Resources Inc 5.500% due 05/01/22	30,000	21,000
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	50,000	51,625
5.750% due 01/30/28 ~	375,000	395,625
Energy Transfer Operating LP 6.250% due 02/15/23	675,000	638,871
EP Energy LLC 7.750% due 09/01/22	170,000	41,863
7.750% due 05/15/26 ~	575,000	471,500
Halcon Resources Corp 6.750% due 02/15/25	300,000	181,500
Hilcorp Energy I LP 6.250% due 11/01/28 ~	500,000	503,750
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	485,000	449,838
Parsley Energy LLC 5.250% due 08/15/25 ~	225,000	223,172
5.375% due 01/15/25 ~	225,000	226,125
5.625% due 10/15/27 ~	25,000	25,063
Sanchez Energy Corp 6.125% due 01/15/23	135,000	18,900
SESI LLC 7.750% due 09/15/24	300,000	249,750
SM Energy Co 5.625% due 06/01/25	550,000	511,302
Targa Resources Partners LP 5.125% due 02/01/25	500,000	512,500
5.375% due 02/01/27	50,000	51,375
5.875% due 04/15/26 ~	950,000	1,008,900
6.500% due 07/15/27 ~	50,000	54,063
Transocean Inc 7.500% due 04/15/31	875,000	752,500
Ultra Resources Inc 7.125% due 04/15/25 ~	115,000	24,725
USA Compression Partners LP 6.875% due 09/01/27 ~	900,000	919,125
Whiting Petroleum Corp 6.250% due 04/01/23	300,000	303,000
6.625% due 01/15/26	25,000	24,625

		13,885,560

Financial - 6.6%

Ally Financial Inc 5.750% due 11/20/25	2,400,000	2,565,264
GLP Capital LP REIT 5.750% due 06/01/28	750,000	808,087
MGM Growth Properties Operating Partnership LP REIT 5.625% due 05/01/24	1,075,000	1,127,406
5.750% due 02/01/27 ~	150,000	155,438
Springleaf Finance Corp 6.125% due 03/15/24	625,000	640,613
6.875% due 03/15/25	25,000	25,875
7.125% due 03/15/26	625,000	637,497
8.250% due 12/15/20	675,000	726,469
The Howard Hughes Corp 5.375% due 03/15/25 ~	1,650,000	1,650,000

		8,336,649

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-26

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value

Industrial - 15.4%

Apex Tool Group LLC 9.000% due 02/15/23 ~	$325,000	$313,625
ARD Securities Finance SARL (Luxembourg) 8.750% Cash or PIK due 01/31/23 ~	468,287	446,043
Ardagh Packaging Finance PLC (Ireland) 7.250% due 05/15/24 ~	500,000	528,600
BBA US Holdings Inc 5.375% due 05/01/26 ~	900,000	929,250
Bombardier Inc (Canada) 5.750% due 03/15/22 ~	325,000	334,344
7.500% due 03/15/25 ~	300,000	310,125
Brand Industrial Services Inc 8.500% due 07/15/25 ~	950,000	857,375
BWAY Holding Co 5.500% due 04/15/24 ~	125,000	124,569
7.250% due 04/15/25 ~	1,575,000	1,524,789
BWX Technologies Inc 5.375% due 07/15/26 ~	875,000	892,500
Cloud Crane LLC 10.125% due 08/01/24 ~	475,000	511,813
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	985,000	945,600
GFL Environmental Inc (Canada) 5.625% due 05/01/22 ~	300,000	291,750
Hulk Finance Corp (Canada) 7.000% due 06/01/26 ~	525,000	498,750
Itron Inc 5.000% due 01/15/26 ~	1,300,000	1,282,125
Mueller Water Products Inc 5.500% due 06/15/26 ~	1,176,000	1,196,580
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	1,140,000	1,159,950
Novelis Corp 5.875% due 09/30/26 ~	650,000	648,375
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	425,000	436,645
5.500% due 02/15/24 ~	550,000	572,000
Sensata Technologies BV 5.625% due 11/01/24 ~	1,175,000	1,257,250
Standard Industries Inc 4.750% due 01/15/28 ~	1,325,000	1,268,688
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	685,000	592,525
TransDigm Inc 6.250% due 03/15/26 ~	350,000	364,000
6.500% due 07/15/24	775,000	799,219
TransDigm UK Holdings PLC 6.875% due 05/15/26 ~	825,000	822,938
US Concrete Inc 6.375% due 06/01/24	500,000	510,000

		19,419,428

Technology - 0.8%

Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	1,025,000	1,031,519

Utilities - 1.8%

Calpine Corp 5.250% due 06/01/26 ~	175,000	174,781
5.875% due 01/15/24 ~	350,000	359,625
NRG Energy Inc 7.250% due 05/15/26	640,000	706,522
Talen Energy Supply LLC 6.500% due 06/01/25	775,000	685,875

	Principal Amount	Value
Vistra Energy Corp 7.625% due 11/01/24	$98,000	$103,882
Vistra Operations Co LLC 5.500% due 09/01/26 ~	200,000	208,500

		2,239,185

Total Corporate Bonds & Notes (Cost $96,968,115)		96,886,482

SENIOR LOAN NOTES - 10.4%

Basic Materials - 1.0%

Aleris International Inc 7.249% (USD LIBOR + 4.750%) due 02/27/23 §	248,125	248,621
Messer Industries USA Inc Term B due 03/01/26 ¥	1,000,000	982,500

		1,231,121

Communications - 1.0%

SBA Senior Finance II LLC Term B due 04/11/25 ¥	997,487	977,849
Sprint Communications Inc Term B 5.500% (USD LIBOR + 3.000%) due 02/03/24 §	249,375	244,855

		1,222,704

Consumer, Cyclical - 2.6%

Bass Pro Group LLC Term B due 09/25/24 ¥	997,468	977,513
Neiman Marcus Group Ltd LLC 5.733% (USD LIBOR + 3.250%) due 10/25/20 §	346,096	322,375
New Red Finance Inc Term B (Canada) due 02/17/24 ¥	997,456	981,870
SeaWorld Parks & Entertainment Inc Term B-5 due 03/31/24 ¥	997,455	993,404

		3,275,162

Financial - 1.5%

Deerfield Dakota Holding LLC Term B due 02/13/25 ¥	997,481	977,220
USI Inc Term B due 05/16/24 ¥	997,468	965,051

		1,942,271

Industrial - 4.3%

Advanced Disposal Services Inc Term B 4.660% (USD LIBOR + 2.250%) due 11/10/23 § ¥	847,704	844,192
Crosby US Acquisition Corp 8.491% (USD LIBOR + 6.000%) due 11/22/21 §	400,000	389,000
Dynasty Acquisition Co Inc due 01/24/26 ¥	650,350	651,337
EWT Holdings III Corp 5.499% (USD LIBOR + 3.000%) due 12/20/24 §	1,177,619	1,165,843
NCI Building Systems Inc Term B 6.547% (USD LIBOR + 3.750%) due 04/12/25 §	748,116	714,450
North American Lifting Holdings Inc 11.601% (USD LIBOR + 9.000%) due 11/27/21 §	350,000	297,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-27

PACIFIC FUNDS

PACIFIC FUNDS HIGH INCOME

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Reynolds Group Holdings Inc Term B due 02/05/23 ¥	$997,449	$987,030
Standard Aero Ltd due 01/24/26 ¥	349,650	350,181

		5,399,533

Total Senior Loan Notes (Cost $13,172,486)		13,070,791

ASSET-BACKED SECURITIES - 0.8%

Benefit Street Partners CLO Ltd ‘D’ (Cayman) 8.711% (USD LIBOR + 5.950%) due 04/20/31 § ~	250,000	237,209
Benefit Street Partners CLO Ltd ‘E’ (Cayman) 9.513% (USD LIBOR + 6.700%) due 01/17/32 § ~	250,000	246,215
Dryden Senior Loan Fund ‘F’ (Cayman) 9.987% (USD LIBOR + 7.200%) due 04/15/31 § ~	250,000	217,366
Neuberger Berman Loan Advisers CLO Ltd ‘E’ (Cayman) 9.511% (USD LIBOR + 6.750%) due 01/20/31 § ~	300,000	296,005

Total Asset-Backed Securities (Cost $1,027,723)		996,795

	Shares	Value

SHORT-TERM INVESTMENT - 18.2%

Money Market Fund - 18.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	22,914,671	$22,914,671

Total Short-Term Investment (Cost $22,914,671)		22,914,671

TOTAL INVESTMENTS - 107.0% (Cost $135,136,757)		134,847,309

OTHER ASSETS & LIABILITIES, NET - (7.0%)		(8,786,209)

NET ASSETS - 100.0%		$126,061,100

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Industrial	19.8%
Consumer, Cyclical	18.6%
Short-Term Investment	18.2%
Communications	13.5%
Energy	11.0%
Consumer, Non-Cyclical	10.6%
Financial	8.3%
Basic Materials	3.5%
Others (each less than 3.0%)	3.5%

	107.0%
Other Assets & Liabilities, Net	(7.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$978,570	$978,570	$—	$—
	Corporate Bonds & Notes	96,886,482	—	96,886,482	—
	Senior Loan Notes	13,070,791	—	13,070,791	—
	Asset-Backed Securities	996,795	—	996,795	—
	Short-Term Investment	22,914,671	22,914,671	—	—

	Total	$134,847,309	$23,893,241	$110,954,068	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-28

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 98.1%

Basic Materials - 2.2%

Air Products & Chemicals Inc	1,145	$218,649
DowDuPont Inc	4,069	216,918

		435,567

Communications - 19.7%

Alphabet Inc ‘A’ *	537	631,990
Alphabet Inc ‘C’ *	152	178,343
Amazon.com Inc *	454	808,461
AT&T Inc	6,043	189,509
Cisco Systems Inc	8,369	451,842
Comcast Corp ‘A’	8,844	353,583
Expedia Group Inc	1,311	156,009
Facebook Inc ‘A’ *	2,872	478,734
Netflix Inc *	341	121,587
Verizon Communications Inc	7,034	415,920
Viacom Inc ‘B’	3,978	111,663

		3,897,641

Consumer, Cyclical - 6.1%

Alaska Air Group Inc	2,920	163,870
AutoZone Inc *	239	244,765
Delta Air Lines Inc	3,308	170,858
Foot Locker Inc	1,794	108,716
Polaris Industries Inc	1,607	135,679
PVH Corp	1,496	182,437
Royal Caribbean Cruises Ltd	1,760	201,731

		1,208,056

Consumer, Non-Cyclical - 20.1%

Allergan PLC	1,202	175,985
Biogen Inc *	635	150,101
Cigna Corp	1,345	216,303
CVS Health Corp	4,052	218,524
Eli Lilly & Co	2,265	293,906
General Mills Inc	4,881	252,592
Gilead Sciences Inc	3,292	214,013
Medtronic PLC	3,699	336,905
Pfizer Inc	9,013	382,782
The JM Smucker Co	2,065	240,573
The Kroger Co	8,066	198,424
The Procter & Gamble Co	4,166	433,472
Thermo Fisher Scientific Inc	1,181	323,263
Tyson Foods Inc ‘A’	3,564	247,449
UnitedHealth Group Inc	1,197	295,970

		3,980,262

Energy - 5.8%

Chevron Corp	2,405	296,248
EOG Resources Inc	2,463	234,428
Marathon Petroleum Corp	3,778	226,113
Phillips 66	1,719	163,597
Pioneer Natural Resources Co	1,522	231,770

		1,152,156

Financial - 19.0%

American Express Co	2,149	234,886
American Tower Corp REIT	1,059	208,687
AvalonBay Communities Inc REIT	1,152	231,241
Bank of America Corp	14,052	387,695
E*TRADE Financial Corp	3,981	184,838
Highwoods Properties Inc REIT	3,464	162,046
JPMorgan Chase & Co	4,466	452,093
Prudential Financial Inc	2,356	216,469
State Street Corp	3,022	198,878
T Rowe Price Group Inc	2,319	232,178
The Charles Schwab Corp	3,337	142,690

	Shares	Value
The Hartford Financial Services Group Inc	4,096	$203,653
The Travelers Cos Inc	1,542	211,501
Visa Inc ‘A’	3,266	510,117
Zions Bancorp NA	4,071	184,864

		3,761,836

Industrial - 7.9%

Caterpillar Inc	1,761	238,598
Honeywell International Inc	685	108,860
Ingersoll-Rand PLC	2,256	243,535
Raytheon Co	1,329	241,984
The Boeing Co	1,082	412,697
Waste Management Inc	2,987	310,379

		1,556,053

Technology - 15.1%

Adobe Systems Inc *	937	249,701
Apple Inc	3,194	606,700
Broadcom Inc	1,115	335,292
DXC Technology Co	2,445	157,238
Electronic Arts Inc *	1,255	127,546
Intel Corp	5,616	301,579
Microsoft Corp	8,095	954,724
Synopsys Inc *	2,258	260,009

		2,992,789

Utilities - 2.2%

Ameren Corp	2,368	174,166
DTE Energy Co	2,036	253,971

		428,137

Total Common Stocks (Cost $16,502,955)		19,412,497

SHORT-TERM INVESTMENT - 1.7%

Money Market Fund - 1.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	331,154	331,154

Total Short-Term Investment (Cost $331,154)		331,154

TOTAL INVESTMENTS - 99.8% (Cost $16,834,109)		19,743,651

OTHER ASSETS & LIABILITIES, NET - 0.2%		40,949

NET ASSETS - 100.0%		$19,784,600

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	20.1%
Communications	19.7%
Financial	19.0%
Technology	15.1%
Industrial	7.9%
Consumer, Cyclical	6.1%
Energy	5.8%
Others (each less than 3.0%)	6.1%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-29

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP

Schedule of Investments (Continued)

March 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$19,412,497	$19,412,497	$—	$—
	Short-Term Investment	331,154	331,154	—	—

	Total	$19,743,651	$19,743,651	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-30

PACIFIC FUNDS

PACIFIC FUNDSSM LARGE-CAP VALUE

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 98.5%

Basic Materials - 2.0%

Air Products & Chemicals Inc	1,439	$274,791
Nucor Corp	1,759	102,638

		377,429

Communications - 13.7%

Alphabet Inc ‘A’ *	194	228,317
AT&T Inc	12,153	381,118
Cisco Systems Inc	12,024	649,176
Comcast Corp ‘A’	11,335	453,173
The Walt Disney Co	2,185	242,601
Verizon Communications Inc	9,674	572,024

		2,526,409

Consumer, Cyclical - 4.2%

BorgWarner Inc	2,082	79,970
Delta Air Lines Inc	4,798	247,817
PVH Corp	1,565	190,852
Royal Caribbean Cruises Ltd	2,266	259,729

		778,368

Consumer, Non-Cyclical - 20.7%

Allergan PLC	998	146,117
Biogen Inc *	642	151,756
Cigna Corp	1,076	173,042
Danaher Corp	1,313	173,342
Eli Lilly & Co	1,554	201,647
Gilead Sciences Inc	2,924	190,089
Hill-Rom Holdings Inc	1,245	131,796
Medtronic PLC	3,878	353,208
Merck & Co Inc	4,948	411,525
PepsiCo Inc	2,231	273,409
Pfizer Inc	12,913	548,415
The Procter & Gamble Co	4,078	424,316
Thermo Fisher Scientific Inc	866	237,041
Tyson Foods Inc ‘A’	3,676	255,225
UnitedHealth Group Inc	605	149,592

		3,820,520

Energy - 9.9%

Chevron Corp	3,915	482,250
ConocoPhillips	4,149	276,904
Diamondback Energy Inc	1,927	195,648
EOG Resources Inc	2,394	227,861
Helmerich & Payne Inc	2,773	154,068
Marathon Petroleum Corp	4,796	287,041
Phillips 66	2,145	204,140

		1,827,912

Financial - 26.6%

Alexandria Real Estate Equities Inc REIT	1,448	206,427
American Express Co	2,233	244,067
AvalonBay Communities Inc REIT	680	136,496
Bank of America Corp	20,903	576,714
Berkshire Hathaway Inc ‘B’ *	1,086	218,166
Discover Financial Services	3,445	245,146
E*TRADE Financial Corp	4,249	197,281
Equity LifeStyle Properties Inc REIT	1,459	166,764
Highwoods Properties Inc REIT	2,400	112,272
Intercontinental Exchange Inc	2,887	219,816
JPMorgan Chase & Co	6,726	680,873
Morgan Stanley	3,621	152,806
Prologis Inc REIT	4,132	297,297
Prudential Financial Inc	2,458	225,841
State Street Corp	3,229	212,500
SunTrust Banks Inc	3,690	218,632
The Allstate Corp	1,843	173,574

	Shares	Value
The Charles Schwab Corp	2,200	$94,072
The Hartford Financial Services Group Inc	4,343	215,934
The Travelers Cos Inc	1,310	179,680
Wells Fargo & Co	2,821	136,311

		4,910,669

Industrial - 9.8%

Caterpillar Inc	1,294	175,324
Honeywell International Inc	1,230	195,472
Ingersoll-Rand PLC	2,743	296,107
Owens Corning	2,513	118,413
Parker-Hannifin Corp	1,247	214,010
Raytheon Co	1,441	262,377
The Boeing Co	487	185,752
Waste Management Inc	3,463	359,840

		1,807,295

Technology - 6.6%

Broadcom Inc	1,113	334,690
Intel Corp	3,292	176,780
Microsoft Corp	3,258	384,249
Oracle Corp	5,957	319,950

		1,215,669

Utilities - 5.0%

American Electric Power Co Inc	3,437	287,849
DTE Energy Co	2,024	252,474
Xcel Energy Inc	6,776	380,879

		921,202

Total Common Stocks (Cost $14,741,730)		18,185,473

SHORT-TERM INVESTMENT - 1.2%

Money Market Fund - 1.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	215,626	215,626

Total Short-Term Investment (Cost $215,626)		215,626

TOTAL INVESTMENTS - 99.7% (Cost $14,957,356)		18,401,099

OTHER ASSETS & LIABILITIES, NET - 0.3%		58,692

NET ASSETS - 100.0%		$18,459,791

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	26.6%
Consumer, Non-Cyclical	20.7%
Communications	13.7%
Energy	9.9%
Industrial	9.8%
Technology	6.6%
Utilities	5.0%
Consumer, Cyclical	4.2%
Others (each less than 3.0%)	3.2%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-31

PACIFIC FUNDS

PACIFIC FUNDS LARGE-CAP VALUE

Schedule of Investments (Continued)

March 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund's investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund's assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$18,185,473	$18,185,473	$—	$—
	Short-Term Investment	215,626	215,626	—	—

	Total	$18,401,099	$18,401,099	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-32

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL/MID-CAP

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 4.0%

Allegheny Technologies Inc *	76,755	$1,962,625
Commercial Metals Co	59,604	1,018,036
Kaiser Aluminum Corp	30,399	3,183,687
Kraton Corp *	53,531	1,722,628
PolyOne Corp	50,180	1,470,776
Rogers Corp *	13,594	2,159,815
Steel Dynamics Inc	45,568	1,607,183
The Chemours Co	44,660	1,659,566

		14,784,316

Communications - 5.1%

CDW Corp	29,483	2,841,277
Ciena Corp *	97,971	3,658,237
GrubHub Inc *	18,650	1,295,615
LogMeIn Inc	17,616	1,411,042
NETGEAR Inc *	58,767	1,946,363
Sinclair Broadcast Group Inc ‘A’	76,246	2,933,946
Viavi Solutions Inc *	194,549	2,408,517
Vonage Holdings Corp *	270,626	2,717,085

		19,212,082

Consumer, Cyclical - 10.8%

Altra Industrial Motion Corp	65,323	2,028,279
AMC Entertainment Holdings Inc ‘A’	64,360	955,746
Aramark	98,616	2,914,103
BJ’s Restaurants Inc	60,090	2,841,055
Bloomin’ Brands Inc	172,386	3,525,294
Capri Holdings Ltd *	48,838	2,234,339
Cooper-Standard Holdings Inc *	5,894	276,782
G-III Apparel Group Ltd *	49,745	1,987,810
iRobot Corp *	29,223	3,439,255
Lithia Motors Inc ‘A’	17,107	1,586,674
Marriott Vacations Worldwide Corp	6,295	588,583
Pool Corp	12,941	2,134,877
SeaWorld Entertainment Inc *	105,368	2,714,280
SkyWest Inc	52,666	2,859,237
Sleep Number Corp *	65,493	3,078,171
Steven Madden Ltd	61,758	2,089,891
Texas Roadhouse Inc	18,209	1,132,418
The Children’s Place Inc	18,309	1,781,099
Wolverine World Wide Inc	63,072	2,253,563

		40,421,456

Consumer, Non-Cyclical - 28.8%

Acadia Healthcare Co Inc *	18,480	541,649
Adtalem Global Education Inc *	60,071	2,782,489
Amedisys Inc *	29,542	3,641,347
Amicus Therapeutics Inc *	131,377	1,786,727
AMN Healthcare Services Inc *	39,686	1,868,814
BioScrip Inc *	212,226	424,452
BioTelemetry Inc *	21,956	1,374,885
Cardtronics PLC ‘A’ *	65,876	2,343,868
Central Garden & Pet Co ‘A’ *	76,543	1,779,625
Charles River Laboratories International Inc *	32,246	4,683,732
Encompass Health Corp	32,829	1,917,214
Euronet Worldwide Inc *	31,462	4,486,167
Green Dot Corp ‘A’ *	56,801	3,444,981
Helen of Troy Ltd *	14,377	1,667,157
Hill-Rom Holdings Inc	49,774	5,269,076
Horizon Pharma PLC *	91,818	2,426,750
Hostess Brands Inc *	156,901	1,961,262
ICF International Inc	38,362	2,918,581
Insperity Inc	42,212	5,219,936
Ionis Pharmaceuticals Inc *	35,425	2,875,447
J&J Snack Foods Corp	11,142	1,769,795
Jazz Pharmaceuticals PLC *	14,939	2,135,530

	Shares	Value
Lamb Weston Holdings Inc	46,271	$3,467,549
LHC Group Inc *	40,512	4,491,160
LivaNova PLC *	35,758	3,477,466
LiveRamp Holdings Inc *	85,023	4,639,705
MarketAxess Holdings Inc	7,097	1,746,430
Merit Medical Systems Inc *	28,094	1,737,052
Myriad Genetics Inc *	60,269	2,000,931
Neurocrine Biosciences Inc *	18,469	1,627,119
Performance Food Group Co *	109,516	4,341,214
Post Holdings Inc *	16,198	1,772,061
PRA Health Sciences Inc *	29,086	3,207,895
Quidel Corp *	36,878	2,414,403
Service Corp International	94,921	3,811,078
Supernus Pharmaceuticals Inc *	68,095	2,386,049
Syneos Health Inc *	36,424	1,885,306
Teleflex Inc	9,188	2,776,246
The Cooper Cos Inc	14,984	4,437,811

		107,538,959

Energy - 3.1%

Diamondback Energy Inc	33,566	3,407,956
Helix Energy Solutions Group Inc *	209,478	1,656,971
Helmerich & Payne Inc	58,938	3,274,595
WPX Energy Inc *	231,630	3,036,669

		11,376,191

Financial - 21.5%

Aircastle Ltd	143,851	2,911,544
Alleghany Corp *	5,783	3,541,509
Blucora Inc *	72,242	2,411,438
Chemical Financial Corp	61,088	2,514,382
Deluxe Corp	41,841	1,829,288
Douglas Emmett Inc REIT	65,643	2,653,290
East West Bancorp Inc	53,229	2,553,395
Equity LifeStyle Properties Inc REIT	32,632	3,729,838
Essent Group Ltd *	74,666	3,244,238
Everest Re Group Ltd	16,562	3,576,729
Highwoods Properties Inc REIT	46,325	2,167,083
Horace Mann Educators Corp	47,718	1,680,151
Hudson Pacific Properties Inc REIT	73,031	2,513,727
IBERIABANK Corp	50,443	3,617,268
Lamar Advertising Co ‘A’ REIT	50,127	3,973,066
Life Storage Inc REIT	31,454	3,059,531
Mid-America Apartment Communities Inc REIT	14,501	1,585,394
Moelis & Co ‘A’	17,688	735,998
Old Republic International Corp	158,885	3,323,874
PacWest Bancorp	67,550	2,540,556
PotlatchDeltic Corp REIT	38,529	1,456,011
PS Business Parks Inc REIT	12,597	1,975,588
Radian Group Inc	182,717	3,789,551
Ryman Hospitality Properties Inc REIT	39,664	3,261,967
Simmons First National Corp ‘A’	73,515	1,799,647
The Hanover Insurance Group Inc	28,340	3,235,578
Virtu Financial Inc ‘A’	121,627	2,888,641
Western Alliance Bancorp *	41,571	1,706,074
Wintrust Financial Corp	37,971	2,556,587
Zions Bancorp	76,597	3,478,270

		80,310,213

Industrial - 12.7%

Aerojet Rocketdyne Holdings Inc *	90,713	3,223,033
Ambarella Inc *	40,027	1,729,166
American Woodmark Corp *	30,035	2,481,792
EMCOR Group Inc	44,178	3,228,528
EnPro Industries Inc	23,853	1,537,326
Generac Holdings Inc *	58,558	2,999,926
Graphic Packaging Holding Co	219,846	2,776,655
Harsco Corp *	90,759	1,829,701
Hubbell Inc	13,904	1,640,394
ITT Inc	45,871	2,660,518

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-33

PACIFIC FUNDS

PACIFIC FUNDS SMALL/MID-CAP

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
Kirby Corp *	20,134	$1,512,265
MasTec Inc *	68,549	3,297,207
PerkinElmer Inc	29,098	2,803,883
Rexnord Corp *	58,558	1,472,148
Ryder System Inc	36,000	2,231,640
Sanmina Corp *	46,370	1,337,775
Sonoco Products Co	43,131	2,653,850
Spirit AeroSystems Holdings Inc ‘A’	26,251	2,402,754
SPX Corp *	86,500	3,009,335
US Concrete Inc *	33,530	1,388,813
US Ecology Inc	21,936	1,227,977

		47,444,686

Technology - 9.5%

Aspen Technology Inc *	13,129	1,368,829
Benefitfocus Inc *	40,481	2,004,619
Bottomline Technologies DE Inc *	70,729	3,542,816
CommVault Systems Inc *	43,092	2,789,776
j2 Global Inc	37,726	3,267,072
MKS Instruments Inc	23,707	2,205,936
Nuance Communications Inc *	80,537	1,363,491
RealPage Inc *	57,692	3,501,327
Silicon Laboratories Inc *	37,605	3,040,740
SPS Commerce Inc *	37,298	3,955,826
Synopsys Inc *	29,369	3,381,840
TiVo Corp	107,985	1,006,420
Zebra Technologies Corp ‘A’ *	19,757	4,139,684

		35,568,376

Utilities - 2.1%

Black Hills Corp	39,629	2,935,320
CMS Energy Corp	38,423	2,134,013
Portland General Electric Co	49,747	2,578,884

		7,648,217

Total Common Stocks (Cost $329,367,796)		364,304,496

	Shares	Value
SHORT-TERM INVESTMENT - 2.7%

Money Market Fund - 2.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	10,160,211	$10,160,211

Total Short-Term Investment (Cost $10,160,211)		10,160,211

TOTAL INVESTMENTS - 100.3% (Cost $339,528,007)		374,464,707

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(1,125,260)

NET ASSETS - 100.0%		$373,339,447

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	28.8%
Financial	21.5%
Industrial	12.7%
Consumer, Cyclical	10.8%
Technology	9.5%
Communications	5.1%
Basic Materials	4.0%
Energy	3.1%
Others (each less than 3.0%)	4.8%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$364,304,496	$364,304,496	$—	$—
	Short-Term Investment	10,160,211	10,160,211	—	—

	Total	$374,464,707	$374,464,707	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-34

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 98.4%

Basic Materials - 3.4%

Allegheny Technologies Inc *	7,278	$186,098
Commercial Metals Co	5,813	99,286
Kraton Corp *	4,417	142,139
PolyOne Corp	4,065	119,145
Rogers Corp *	760	120,749

		667,417

Communications - 3.9%

Ciena Corp *	5,308	198,201
NETGEAR Inc *	2,330	77,170
Perficient Inc *	4,446	121,776
Sinclair Broadcast Group Inc ‘A’	4,610	177,393
Viavi Solutions Inc *	6,450	79,851
Vonage Holdings Corp *	12,318	123,673

		778,064

Consumer, Cyclical - 10.2%

Altra Industrial Motion Corp	5,679	176,333
Beacon Roofing Supply Inc *	1,069	34,379
BJ’s Restaurants Inc	2,557	120,895
Bloomin’ Brands Inc	6,874	140,573
Callaway Golf Co	5,736	91,374
Cooper-Standard Holdings Inc *	970	45,551
Del Taco Restaurants Inc *	8,146	81,949
G-III Apparel Group Ltd *	2,596	103,736
Lithia Motors Inc ‘A’	1,314	121,873
Marriott Vacations Worldwide Corp	1,740	162,690
SeaWorld Entertainment Inc *	3,585	92,350
SkyWest Inc	3,787	205,596
Sleep Number Corp *	4,183	196,601
Steven Madden Ltd	4,590	155,326
Texas Roadhouse Inc	1,137	70,710
The Children’s Place Inc	1,460	142,029
Wolverine World Wide Inc	2,018	72,103

		2,014,068

Consumer, Non-Cyclical - 27.9%

Acadia Healthcare Co Inc *	4,107	120,376
Adtalem Global Education Inc *	4,022	186,299
Amedisys Inc *	2,191	270,063
Amicus Therapeutics Inc *	7,206	98,002
AMN Healthcare Services Inc *	3,126	147,203
Amphastar Pharmaceuticals Inc *	5,620	114,817
BioScrip Inc *	27,897	55,794
BioTelemetry Inc *	2,188	137,013
Cardtronics PLC ‘A’ *	3,926	139,687
Central Garden & Pet Co ‘A’ *	5,287	122,923
FibroGen Inc *	2,363	128,429
Green Dot Corp ‘A’ *	2,314	140,344
Helen of Troy Ltd *	1,361	157,821
Horizon Pharma PLC *	10,836	286,395
Hostess Brands Inc *	10,135	126,687
ICF International Inc	2,368	180,157
Insperity Inc	2,534	313,354
J&J Snack Foods Corp	669	106,264
LHC Group Inc *	2,334	258,747
LivaNova PLC *	2,142	208,310
LiveRamp Holdings Inc *	4,956	270,449
Merit Medical Systems Inc *	4,745	293,383
Myriad Genetics Inc *	4,555	151,226
NuVasive Inc *	2,504	142,202
Orthofix Medical Inc *	2,527	142,548
Performance Food Group Co *	5,031	199,429
Quidel Corp *	2,641	172,906
SP Plus Corp *	1,897	64,726
Supernus Pharmaceuticals Inc *	5,507	192,965

	Shares	Value
Syneos Health Inc *	3,950	$204,452
TrueBlue Inc *	3,509	82,953
Ultragenyx Pharmaceutical Inc *	732	50,772
Vanda Pharmaceuticals Inc *	7,294	134,210
Viad Corp	2,051	115,451

		5,516,357

Energy - 2.4%

Helix Energy Solutions Group Inc *	18,316	144,879
Magnolia Oil & Gas Corp *	12,681	152,172
PDC Energy Inc *	3,244	131,966
QEP Resources Inc *	5,326	41,490

		470,507

Financial - 23.4%

AG Mortgage Investment Trust Inc REIT	5,032	84,739
Aircastle Ltd	8,678	175,643
Americold Realty Trust REIT	6,202	189,223
Argo Group International Holdings Ltd	3,088	218,198
Armada Hoffler Properties Inc REIT	4,212	65,665
Blucora Inc *	2,833	94,566
BrightSphere Investment Group PLC	11,616	157,513
Cathay General Bancorp	4,356	147,712
CenterState Bank Corp	5,437	129,455
Chemical Financial Corp	3,125	128,625
Deluxe Corp	1,921	83,986
Enterprise Financial Services Corp	3,086	125,816
Essent Group Ltd *	2,445	106,235
First Bancorp	1,354	47,065
First Industrial Realty Trust Inc REIT	7,141	252,506
First Interstate BancSystem Inc ‘A’	1,424	56,704
First Midwest Bancorp Inc	5,818	119,036
Heritage Insurance Holdings Inc	4,892	71,423
Home BancShares Inc	6,745	118,510
Horace Mann Educators Corp	2,296	80,842
IBERIABANK Corp	2,214	158,766
Investors Bancorp Inc	2,465	29,210
Moelis & Co ‘A’	2,866	119,254
National Storage Affiliates Trust REIT	3,658	104,290
NexPoint Residential Trust Inc REIT	1,518	58,200
Old National Bancorp	9,003	147,649
Pacific Premier Bancorp Inc	1,513	40,140
PotlatchDeltic Corp REIT	2,968	112,161
Preferred Bank	1,267	56,977
PS Business Parks Inc REIT	1,474	231,167
Radian Group Inc	7,531	156,193
Ryman Hospitality Properties Inc REIT	2,495	205,189
Sandy Spring Bancorp Inc	2,093	65,469
Simmons First National Corp ‘A’	6,159	150,772
Stifel Financial Corp	2,578	136,015
Sunstone Hotel Investors Inc REIT	9,602	138,269
United Community Banks Inc	5,873	146,414
WSFS Financial Corp	3,081	118,927

		4,628,524

Industrial - 11.9%

Air Transport Services Group Inc *	6,397	147,451
Ambarella Inc *	2,075	89,640
American Woodmark Corp *	985	81,391
EMCOR Group Inc	2,658	194,247
EnerSys	2,041	132,992
Generac Holdings Inc *	2,057	105,380
Harsco Corp *	8,201	165,332
MasTec Inc *	4,601	221,308
Rexnord Corp *	5,418	136,209
Saia Inc *	3,153	192,648
SPX Corp *	3,397	118,182
SYNNEX Corp	1,203	114,754
Trinseo SA	2,613	118,369
Universal Forest Products Inc	3,729	111,460

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-35

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
US Concrete Inc *	1,496	$61,964
US Ecology Inc	1,473	82,458
Vishay Intertechnology Inc	8,859	163,626
Werner Enterprises Inc	3,215	109,792

		2,347,203

Technology - 11.7%

Allscripts Healthcare Solutions Inc *	14,369	137,080
Benefitfocus Inc *	1,789	88,591
Bottomline Technologies DE Inc *	1,703	85,303
CACI International Inc ‘A’ *	1,248	227,161
CommVault Systems Inc *	2,407	155,829
Entegris Inc	5,505	196,473
Glu Mobile Inc *	21,837	238,897
j2 Global Inc	2,360	204,376
RealPage Inc *	1,860	112,883
Silicon Laboratories Inc *	1,228	99,296
SPS Commerce Inc *	1,882	199,605
TiVo Corp	6,694	62,388
Verint Systems Inc *	4,736	283,497
Virtusa Corp *	2,667	142,551
Xperi Corp	3,667	85,808

		2,319,738

Utilities - 3.6%

ALLETE Inc	2,508	206,233
Black Hills Corp	2,774	205,470
Portland General Electric Co	1,492	77,345
Southwest Gas Holdings Inc	2,780	228,683

		717,731

Total Common Stocks (Cost $17,427,133)		19,459,609

	Shares	Value
SHORT-TERM INVESTMENT - 1.7%

Money Market Fund - 1.7%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	330,656	$330,656

Total Short-Term Investment (Cost $330,656)		330,656

TOTAL INVESTMENTS - 100.1% (Cost $17,757,789)		19,790,265

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(23,298)

NET ASSETS - 100.0%		$19,766,967

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	27.9%
Financial	23.4%
Industrial	11.9%
Technology	11.7%
Consumer, Cyclical	10.2%
Communications	3.9%
Utilities	3.6%
Basic Materials	3.4%
Others (each less than 3.0%)	4.1%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$19,459,609	$19,459,609	$—	$—
	Short-Term Investment	330,656	330,656	—	—

	Total	$19,790,265	$19,790,265	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-36

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP VALUE

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 97.1%

Basic Materials - 3.1%

Allegheny Technologies Inc *	5,868	$150,045
Commercial Metals Co	4,630	79,080
Kaiser Aluminum Corp	1,343	140,652
Kraton Corp *	4,994	160,707

		530,484

Communications - 2.9%

Ciena Corp *	3,911	146,037
NETGEAR Inc *	3,789	125,492
Perficient Inc *	4,555	124,762
Viavi Solutions Inc *	8,309	102,865

		499,156

Consumer, Cyclical - 7.9%

Altra Industrial Motion Corp	3,956	122,834
Beacon Roofing Supply Inc *	1,930	62,069
Bloomin’ Brands Inc	7,144	146,095
Caleres Inc	2,448	60,441
Callaway Golf Co	5,022	80,001
Conn’s Inc *	3,127	71,483
Cooper-Standard Holdings Inc *	1,575	73,962
Del Taco Restaurants Inc *	10,384	104,463
G-III Apparel Group Ltd *	2,805	112,088
Marriott Vacations Worldwide Corp	1,503	140,531
SkyWest Inc	4,806	260,918
The Children’s Place Inc	1,411	137,262

		1,372,147

Consumer, Non-Cyclical - 15.3%

Aaron’s Inc	3,310	174,106
Acadia Healthcare Co Inc *	4,997	146,462
Adtalem Global Education Inc *	5,692	263,653
AngioDynamics Inc *	4,524	103,419
BioScrip Inc *	24,969	49,938
Central Garden & Pet Co ‘A’ *	5,559	129,247
CONMED Corp	2,619	217,848
Helen of Troy Ltd *	1,628	188,783
Horizon Pharma PLC *	7,151	189,001
Hostess Brands Inc *	8,374	104,675
ICF International Inc	2,314	176,049
LivaNova PLC *	1,049	102,015
Magellan Health Inc *	1,149	75,742
Myriad Genetics Inc *	3,410	113,212
Orthofix Medical Inc *	2,471	139,389
SP Plus Corp *	6,057	206,665
Syneos Health Inc *	3,781	195,705
Viad Corp	1,577	88,769

		2,664,678

Energy - 2.9%

Exterran Corp *	4,903	82,616
Helix Energy Solutions Group Inc *	15,800	124,978
Magnolia Oil & Gas Corp *	5,684	68,208
PDC Energy Inc *	3,588	145,960
QEP Resources Inc *	11,185	87,131

		508,893

Financial - 40.2%

Agree Realty Corp REIT	1,546	107,200
Aircastle Ltd	8,885	179,832
Americold Realty Trust REIT	5,806	177,141
Argo Group International Holdings Ltd	3,079	217,562
Armada Hoffler Properties Inc REIT	7,327	114,228
Blucora Inc *	2,964	98,938
BrightSphere Investment Group PLC	11,505	156,008
Cadence BanCorp	5,906	109,556

	Shares	Value
Camden National Corp	2,661	$111,017
Cathay General Bancorp	4,896	166,023
CenterState Bank Corp	6,524	155,336
Chemical Financial Corp	3,837	157,931
Deluxe Corp	2,314	101,168
Enterprise Financial Services Corp	2,887	117,703
Essent Group Ltd *	3,405	147,947
First Bancorp	4,544	157,949
First Industrial Realty Trust Inc REIT	7,737	273,580
First Interstate BancSystem Inc ‘A’	4,572	182,057
First Midwest Bancorp Inc	7,991	163,496
Heritage Financial Corp	3,584	108,022
Heritage Insurance Holdings Inc	6,123	89,396
Hilltop Holdings Inc	6,276	114,537
Home BancShares Inc	7,499	131,757
Horace Mann Educators Corp	2,239	78,835
Horizon Bancorp Inc	6,783	109,139
IBERIABANK Corp	3,129	224,381
Invesco Mortgage Capital Inc REIT	13,548	214,058
Investors Bancorp Inc	10,632	125,989
Life Storage Inc REIT	1,131	110,012
MFA Financial Inc REIT	29,933	217,613
National Storage Affiliates Trust REIT	6,864	195,693
NexPoint Residential Trust Inc REIT	2,201	84,386
Old National Bancorp	8,051	132,036
Old Second Bancorp Inc	7,912	99,612
Pacific Premier Bancorp Inc	2,215	58,764
PotlatchDeltic Corp REIT	3,732	141,032
Preferred Bank	2,243	100,868
PS Business Parks Inc REIT	1,733	271,786
QCR Holdings Inc	2,631	89,244
Radian Group Inc	10,212	211,797
Ryman Hospitality Properties Inc REIT	3,521	289,567
Sandy Spring Bancorp Inc	3,133	98,000
Simmons First National Corp ‘A’	6,151	150,576
Stifel Financial Corp	3,155	166,458
Sunstone Hotel Investors Inc REIT	15,963	229,867
United Community Banks Inc	5,592	139,409
WSFS Financial Corp	3,055	117,923

		6,995,429

Industrial - 11.8%

Astronics Corp *	3,976	130,095
Belden Inc	1,432	76,898
EMCOR Group Inc	3,164	231,225
EnerSys	1,793	116,832
Harsco Corp *	4,769	96,143
Knowles Corp *	7,214	127,183
MasTec Inc *	1,805	86,821
Rexnord Corp *	5,002	125,750
Sanmina Corp *	7,856	226,646
SYNNEX Corp	1,316	125,533
TriMas Corp *	5,678	171,646
Trinseo SA	3,116	141,155
Universal Forest Products Inc	5,099	152,409
Vishay Intertechnology Inc	6,669	123,176
Werner Enterprises Inc	3,379	115,393

		2,046,905

Technology - 6.8%

Allscripts Healthcare Solutions Inc *	12,550	119,727
CACI International Inc ‘A’ *	1,848	336,373
CSG Systems International Inc	3,760	159,048
Insight Enterprises Inc *	3,017	166,116
TiVo Corp	10,080	93,946
Verint Systems Inc *	5,197	311,092

		1,186,302

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-37

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP VALUE

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
Utilities - 6.2%

ALLETE Inc	3,536	$290,765
Black Hills Corp	3,382	250,505
Portland General Electric Co	5,464	283,254
Southwest Gas Holdings Inc	3,051	250,975

		1,075,499

Total Common Stocks (Cost $15,389,500)		16,879,493

EXCHANGE-TRADED FUND - 1.3%

iShares Russell 2000 Value	1,885	226,012

Total Exchange-Traded Fund (Cost $223,112)		226,012

SHORT-TERM INVESTMENT - 1.2%

Money Market Fund - 1.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	212,456	212,456

Total Short-Term Investment (Cost $212,456)		212,456

TOTAL INVESTMENTS - 99.6% (Cost $15,825,068)		17,317,961

OTHER ASSETS & LIABILITIES, NET - 0.4%		65,365

NET ASSETS - 100.0%		$17,383,326

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	40.2%
Consumer, Non-Cyclical	15.3%
Industrial	11.8%
Consumer, Cyclical	7.9%
Technology	6.8%
Utilities	6.2%
Basic Materials	3.1%
Others (each less than 3.0%)	8.3%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$16,879,493	$16,879,493	$—	$—
	Exchange-Traded Fund	226,012	226,012	—	—
	Short-Term Investment	212,456	212,456	—	—

	Total	$17,317,961	$17,317,961	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-38

PACIFIC FUNDS

PACIFIC FUNDSSM SMALL-CAP GROWTH

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 98.2%

Basic Materials - 3.1%

Kaiser Aluminum Corp	3,494	$365,927
PolyOne Corp	9,951	291,664
Rogers Corp *	2,890	459,163

		1,116,754

Communications - 5.5%

Ciena Corp *	8,083	301,819
NETGEAR Inc *	9,878	327,159
Shutterfly Inc *	6,746	274,157
Sinclair Broadcast Group Inc ‘A’	9,801	377,143
Viavi Solutions Inc *	17,414	215,585
Vonage Holdings Corp *	45,650	458,326

		1,954,189

Consumer, Cyclical - 13.0%

AMC Entertainment Holdings Inc ‘A’	10,241	152,079
Beacon Roofing Supply Inc *	6,842	220,039
BJ’s Restaurants Inc	6,691	316,351
Bloomin’ Brands Inc	20,845	426,280
G-III Apparel Group Ltd *	10,405	415,784
Golden Entertainment Inc *	8,881	125,755
iRobot Corp *	3,100	364,839
Lithia Motors Inc ‘A’	3,800	352,450
SeaWorld Entertainment Inc *	15,899	409,558
Shake Shack Inc ‘A’ *	7,482	442,560
Sleep Number Corp *	7,401	347,847
Steven Madden Ltd	10,039	339,720
The Children’s Place Inc	3,498	340,285
Wolverine World Wide Inc	10,200	364,446

		4,617,993

Consumer, Non-Cyclical - 35.7%

Acadia Healthcare Co Inc *	9,984	292,631
Amedisys Inc *	3,319	409,100
Amicus Therapeutics Inc *	26,871	365,446
AMN Healthcare Services Inc *	6,777	319,129
Amphastar Pharmaceuticals Inc *	9,685	197,865
Avanos Medical Inc *	5,735	244,770
BioScrip Inc *	58,814	117,628
BioTelemetry Inc *	6,300	394,506
Cardtronics PLC ‘A’ *	14,539	517,298
Chegg Inc *	13,949	531,736
Esperion Therapeutics Inc *	5,735	230,260
FibroGen Inc *	6,598	358,601
Green Dot Corp ‘A’ *	7,956	482,531
Heron Therapeutics Inc *	9,619	235,088
Horizon Pharma PLC *	28,270	747,176
Insperity Inc	4,944	611,375
iRhythm Technologies Inc *	4,767	357,334
J&J Snack Foods Corp	2,205	350,242
LHC Group Inc *	4,857	538,447
LivaNova PLC *	4,975	483,819
LiveRamp Holdings Inc *	8,925	487,037
Merit Medical Systems Inc *	6,783	419,393
Myriad Genetics Inc *	11,330	376,156
NuVasive Inc *	4,948	280,997
Orthofix Medical Inc *	6,336	357,414
Performance Food Group Co *	13,107	519,561
PTC Therapeutics Inc *	5,955	224,146
Puma Biotechnology Inc *	6,468	250,894
Quidel Corp *	6,936	454,100
Revance Therapeutics Inc *	9,393	148,034
Supernus Pharmaceuticals Inc *	11,362	398,124
Syneos Health Inc *	6,545	338,769

	Shares	Value
Ultragenyx Pharmaceutical Inc *	5,982	$414,912
Vanda Pharmaceuticals Inc *	13,820	254,288

		12,708,807

Energy - 0.5%

Matador Resources Co *	10,364	200,336

Financial - 8.8%

Blucora Inc *	12,757	425,829
BrightSphere Investment Group PLC	17,916	242,941
Deluxe Corp	6,693	292,618
Essent Group Ltd *	9,258	402,260
Home BancShares Inc	15,911	279,556
Moelis & Co ‘A’	5,988	249,161
Pacific Premier Bancorp Inc	7,351	195,022
Preferred Bank	5,085	228,672
PS Business Parks Inc REIT	2,450	384,234
Ryman Hospitality Properties Inc REIT	5,313	436,941

		3,137,234

Industrial - 12.9%

Aerojet Rocketdyne Holdings Inc *	9,394	333,769
Ambarella Inc *	5,223	225,634
American Woodmark Corp *	3,895	321,844
Astronics Corp *	8,106	265,228
EnPro Industries Inc	4,272	275,330
Generac Holdings Inc *	7,970	408,303
Harsco Corp *	14,206	286,393
Masonite International Corp *	4,753	237,127
MasTec Inc *	8,141	391,582
Saia Inc *	5,211	318,392
SPX Corp *	13,715	477,145
Tetra Tech Inc	5,730	341,451
Trinseo SA	5,151	233,340
US Concrete Inc *	5,171	214,183
US Ecology Inc	4,643	259,915

		4,589,636

Technology - 18.7%

Allscripts Healthcare Solutions Inc *	34,211	326,373
Benefitfocus Inc *	6,546	324,158
Bottomline Technologies DE Inc *	9,696	485,673
Cloudera Inc *	25,769	281,913
CommVault Systems Inc *	6,628	429,097
Cornerstone OnDemand Inc *	9,337	511,481
Glu Mobile Inc *	58,181	636,500
HubSpot Inc *	3,194	530,875
j2 Global Inc	5,959	516,049
Lumentum Holdings Inc *	7,532	425,859
MaxLinear Inc *	11,503	293,672
RealPage Inc *	4,676	283,786
Silicon Laboratories Inc *	4,494	363,385
SPS Commerce Inc *	3,967	420,740
TiVo Corp	17,755	165,476
Virtusa Corp *	7,725	412,901
Xperi Corp	10,744	251,410

		6,659,348

Total Common Stocks (Cost $28,717,161)		34,984,297

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-39

PACIFIC FUNDS

PACIFIC FUNDS SMALL-CAP GROWTH

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
SHORT-TERM INVESTMENT - 1.4%

Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	503,436	$503,436

Total Short-Term Investment (Cost $503,436)		503,436

TOTAL INVESTMENTS - 99.6% (Cost $29,220,597)		35,487,733

OTHER ASSETS & LIABILITIES, NET - 0.4%		126,368

NET ASSETS - 100.0%		$35,614,101

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	35.7%
Technology	18.7%
Consumer, Cyclical	13.0%
Industrial	12.9%
Financial	8.8%
Communications	5.5%
Basic Materials	3.1%
Others (each less than 3.0%)	1.9%

99.6%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$34,984,297	$34,984,297	$—	$—
	Short-Term Investment	503,436	503,436	—	—

	Total	$35,487,733	$35,487,733	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-41

B-40

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2019

Explanation of Symbols:

*	Non-income producing investments.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2019. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of March 31, 2019.
¥	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A under the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

Reference Rate Abbreviation:

USD LIBOR	United States Dollar London Interbank Offered Rate

Other Abbreviations:

PIK	Payment In Kind
REIT	Real Estate Investment Trust

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

See Notes to Financial Statements

B-41

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2019

	Pacific Funds Portfolio Optimization					Pacific Funds Diversified Alternatives
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
ASSETS
Investments in affiliated mutual funds, at value	$255,966,812	$372,579,548	$1,152,450,784	$887,374,219	$311,318,730	$28,240,020
Receivables:
Fund shares sold	138,205	83,176	365,509	293,308	74,692	8,344
Securities sold	90,099	176,514	1,035,036	181,478	133,941	28,572
Due from adviser	14,296	19,717	47,842	35,185	15,436	672
Prepaid expenses and other assets	19,687	20,586	27,404	25,579	19,960	10,437
Total Assets	256,229,099	372,879,541	1,153,926,575	887,909,769	311,562,759	28,288,045
LIABILITIES
Payables:
Fund shares redeemed	340,247	689,572	2,413,029	1,053,482	552,967	46,490
Accrued advisory fees	43,295	63,214	195,646	150,456	52,802	4,839
Accrued administration fees	32,471	47,411	146,734	112,842	39,602	3,630
Accrued support service expenses	11,702	16,997	50,577	37,842	13,054	1,453
Accrued legal, audit and tax service fees	31,001	45,176	134,372	100,643	34,621	3,837
Accrued trustees’ fees and expenses and deferred compensation	4,725	5,571	14,797	10,187	2,981	53
Accrued distribution fees	15,746	20,255	57,930	41,395	13,043	367
Accrued service fees	10,211	14,946	46,041	35,445	12,254	278
Accrued other (1)	29,929	43,967	132,980	100,279	34,276	4,034
Total Liabilities	519,327	947,109	3,192,106	1,642,571	755,600	64,981
NET ASSETS	$255,709,772	$371,932,432	$1,150,734,469	$886,267,198	$310,807,159	$28,223,064
NET ASSETS CONSIST OF:
Paid-in capital	$254,602,912	$367,993,786	$1,066,713,556	$792,870,831	$268,932,965	$30,525,461
Undistributed/accumulated earnings (deficit)	1,106,860	3,938,646	84,020,913	93,396,367	41,874,194	(2,302,397)
NET ASSETS	$255,709,772	$371,932,432	$1,150,734,469	$886,267,198	$310,807,159	$28,223,064
Class A Shares:
Net Assets	$121,011,646	$199,827,131	$652,731,035	$529,246,711	$193,470,472	$3,797,213
Shares of beneficial interest outstanding	11,830,609	18,667,514	54,354,174	41,456,527	13,581,101	402,487
Net Asset Value per share*	$10.23	$10.70	$12.01	$12.77	$14.25	$9.43
Sales Charge — Maximum is 5.50% of offering price	0.60	0.62	0.70	0.74	0.83	0.55
Maximum offering price per share	$10.83	$11.32	$12.71	$13.51	$15.08	$9.98
Class B Shares:
Net Assets	$16,572,514	$27,881,796	$89,874,631	$66,562,463	$21,042,524
Shares of beneficial interest outstanding	1,660,954	2,668,361	7,619,970	5,323,192	1,524,797
Net Asset Value per share*	$9.98	$10.45	$11.79	$12.50	$13.80
Class C Shares:
Net Assets	$111,232,539	$136,522,017	$381,169,917	$270,999,795	$85,434,482	$2,972,257
Shares of beneficial interest outstanding	11,161,492	13,079,688	32,395,173	21,769,022	6,207,765	321,361
Net Asset Value per share*	$9.97	$10.44	$11.77	$12.45	$13.76	$9.25
Advisor Class:
Net Assets	$6,893,073	$7,701,488	$26,958,886	$19,458,229	$10,859,681	$21,453,594
Shares of beneficial interest outstanding	671,680	716,525	2,237,225	1,517,938	759,820	2,264,696
Net Asset Value per share	$10.26	$10.75	$12.05	$12.82	$14.29	$9.47

Investments in affiliated mutual funds, at cost	$252,060,175	$365,369,917	$1,091,114,470	$822,784,568	$281,697,035	$28,465,004

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)	Accrued other for the Pacific Funds Diversified Alternatives includes $2,273 of accrued printing fees.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2019

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds High Income
ASSETS
Investments, at value (excluding derivatives)	$730,397,621	$631,516,535	$589,508,225	$1,834,529,935	$134,847,309
Cash	11,035	28,242	164,875	947,810	10,098
Foreign currency held, at value	—	—	4,985	—	623
Receivables:
Dividends and interest	4,238,013	4,594,307	5,808,829	5,148,116	1,834,684
Fund shares sold	7,417,226	3,251,753	3,446,418	4,708,722	5
Securities sold	1,575,918	3,151,837	6,763,817	125,997,439	446,680
Due from adviser	162,162	140,760	136,746	407,096	15,227
Prepaid expenses and other assets	28,892	21,552	22,531	142,022	13,426
Total Assets	743,830,867	642,704,986	605,856,426	1,971,881,140	137,168,052
LIABILITIES
Payables:
Fund shares redeemed	2,228,146	1,581,440	2,170,177	7,809,807	101,412
Securities purchased	8,921,136	16,151,433	20,338,744	200,977,142	10,917,818
Income distributions	71,637	305,931	399,832	1,037,612	627
Accrued advisory fees	238,845	255,152	292,758	968,750	46,374
Accrued administration fees	168,976	144,698	145,658	386,144	13,198
Accrued support service expenses	26,868	26,174	25,115	80,984	2,708
Accrued custodian fees and expenses	11,911	19,912	15,481	69,740	2,966
Accrued legal, audit and tax service fees	68,274	70,067	65,225	207,493	6,827
Accrued trustees’ fees and expenses and deferred compensation	973	948	910	2,934	98
Accrued distribution fees	5,693	10,010	7,227	24,258	459
Accrued service fees	6,787	6,698	4,933	16,438	365
Accrued other	67,661	78,748	75,143	281,594	14,100
Unfunded loan commitment depreciation	—	—	—	44,140	—
Total Liabilities	11,816,907	18,651,211	23,541,203	211,907,036	11,106,952
NET ASSETS	$732,013,960	$624,053,775	$582,315,223	$1,759,974,104	$126,061,100
NET ASSETS CONSIST OF:
Paid-in capital	$730,950,168	$641,179,224	$597,443,320	$1,839,066,799	$136,039,569
Undistributed/accumulated earnings (deficit)	1,063,792	(17,125,449)	(15,128,097)	(79,092,695)	(9,978,469)
NET ASSETS	$732,013,960	$624,053,775	$582,315,223	$1,759,974,104	$126,061,100
Class A Shares:
Net Assets	$118,935,430	$82,135,813	$61,503,285	$202,929,163	$5,174,237
Shares of beneficial interest outstanding	11,543,770	7,806,798	5,800,779	20,532,300	513,625
Net Asset Value per share*	$10.30	$10.52	$10.60	$9.88	$10.07
Sales Charge (1)	0.32	0.47	0.47	0.31	0.45
Maximum offering price per share	$10.62	$10.99	$11.07	$10.19	$10.52
Class C Shares:
Net Assets	$46,166,849	$81,308,520	$58,634,135	$197,080,949	$3,725,513
Shares of beneficial interest outstanding	4,489,553	7,726,350	5,542,338	19,980,038	370,351
Net Asset Value per share*	$10.28	$10.52	$10.58	$9.86	$10.06
Class I Shares:
Net Assets	$83,435,708	$26,394,032	$5,749,904	$497,335,473	$175,017
Shares of beneficial interest outstanding	8,108,768	2,506,427	545,554	50,248,886	17,534
Net Asset Value per share	$10.29	$10.53	$10.54	$9.90	$9.98
Class P Shares:
Net Assets		$40,570,151		$32,176,438	$113,317,493
Shares of beneficial interest outstanding		3,841,184		3,251,633	11,355,574
Net Asset Value Per Share		$10.56		$9.90	$9.98
Advisor Class:
Net Assets	$483,475,973	$393,645,259	$456,427,899	$830,452,081	$3,668,840
Shares of beneficial interest outstanding	46,911,396	37,332,163	43,041,230	83,734,806	363,905
Net Asset Value per share	$10.31	$10.54	$10.60	$9.92	$10.08

Investments, at cost (excluding derivatives)	$727,069,520	$626,126,822	$594,692,237	$1,859,083,659	$135,136,757
Foreign currency held, at cost	—	—	6,640	—	788

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.
(1)

The Class A shares of Pacific Funds Short Duration Income and Pacific Funds Floating Rate Income are subject to a maximum 3.00% front-end sales charge. The Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2019

	Pacific Funds Large-Cap	Pacific Funds Large-Cap Value	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	Pacific Funds Small-Cap Growth
ASSETS
Investments, at value (excluding derivatives)	$19,743,651	$18,401,099	$374,464,707	$19,790,265	$17,317,961	$35,487,733
Receivables:
Dividends and interest	12,453	22,167	228,030	17,256	31,769	11,509
Fund shares sold	1,983	1,234	320,233	17,797	68,049	1,200
Securities sold	473,740	261,232	599,951	29,527	69,035	215,249
Due from adviser	3,199	3,910	45,101	6,384	3,902	5,589
Prepaid expenses and other assets	11,025	11,097	14,184	10,984	11,245	11,940
Total Assets	20,246,051	18,700,739	375,672,206	19,872,213	17,501,961	35,733,220
LIABILITIES
Payables:
Fund shares redeemed	197	29,765	509,707	63,097	35,341	12,027
Securities purchased	439,798	186,718	1,381,408	15,314	57,658	51,450
Accrued advisory fees	9,069	10,101	267,255	14,260	12,562	29,988
Accrued administration fees	4,853	4,570	93,543	4,965	4,043	6,481
Accrued support service expenses	835	1,159	10,283	806	1,050	2,515
Accrued custodian fees and expenses	390	620	5,629	534	622	1,200
Accrued legal, audit and tax service fees	2,169	3,068	26,844	2,143	2,804	6,471
Accrued trustees’ fees and expenses and deferred compensation	30	42	373	29	38	91
Accrued distribution fees	477	427	2,056	110	159	117
Accrued service fees	488	320	1,579	240	106	166
Accrued other	3,145	4,158	34,082	3,748	4,252	8,613
Total Liabilities	461,451	240,948	2,332,759	105,246	118,635	119,119
NET ASSETS	$19,784,600	$18,459,791	$373,339,447	$19,766,967	$17,383,326	$35,614,101
NET ASSETS CONSIST OF:
Paid-in capital	$17,154,951	$14,012,453	$346,061,589	$18,477,865	$16,390,910	$31,676,344
Undistributed/accumulated earnings (deficit)	2,629,649	4,447,338	27,277,858	1,289,102	992,416	3,937,757
NET ASSETS	$19,784,600	$18,459,791	$373,339,447	$19,766,967	$17,383,326	$35,614,101
Class A Shares:
Net Assets	$8,079,735	$4,353,194	$21,872,283	$4,986,237	$1,297,810	$3,125,736
Shares of beneficial interest outstanding	647,628	399,711	1,679,582	411,306	142,620	261,219
Net Asset Value per share*	$12.48	$10.89	$13.02	$12.12	$9.10	$11.97
Sales Charge — Maximum is 4.25% of offering price	0.55	0.48	0.58	0.54	0.40	0.53
Maximum offering price per share	$13.03	$11.37	$13.60	$12.66	$9.50	$12.50
Class C Shares:
Net Assets	$3,899,872	$3,475,441	$16,874,983	$902,176	$1,287,190	$959,259
Shares of beneficial interest outstanding	314,059	320,979	1,328,285	75,580	144,016	82,349
Net Asset Value per share*	$12.42	$10.83	$12.70	$11.94	$8.94	$11.65
Class P Shares:
Net Assets						$23,954,771
Shares of beneficial interest outstanding						1,983,167
Net Asset Value Per Share						$12.08
Advisor Class:
Net Assets	$6,895,671	$9,799,467	$328,170,646	$13,220,279	$11,663,944	$5,287,803
Shares of beneficial interest outstanding	548,579	896,964	25,038,994	1,073,024	1,273,169	437,603
Net Asset Value per share	$12.57	$10.93	$13.11	$12.32	$9.16	$12.08
Class S:
Net Assets	$909,322	$831,689	$6,421,535	$658,275	$3,134,382	$2,286,532
Shares of beneficial interest outstanding	73,747	76,717	489,590	58,331	343,499	188,733
Net Asset Value per share	$12.33	$10.84	$13.12	$11.29	$9.12	$12.12

Investments, at cost (excluding derivatives)	$16,834,109	$14,957,356	$339,528,007	$17,757,789	$15,825,068	$29,220,597

*	Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2019

	Pacific Funds Portfolio Optimization					Pacific Funds Diversified Alternatives
	Conservative	Moderate- Conservative	Moderate	Growth	Aggressive- Growth
INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$6,730,294	$8,776,697	$21,781,058	$13,409,103	$3,883,564	$432,736
Total Investment Income	6,730,294	8,776,697	21,781,058	13,409,103	3,883,564	432,736

EXPENSES
Advisory fees	553,384	817,122	2,467,476	1,869,388	643,120	75,879
Administration fees	415,038	612,843	1,850,607	1,402,041	482,339	56,909
Support services expenses	49,877	74,111	221,671	167,618	57,347	6,946
Shareholder report expenses	25,188	37,437	112,667	85,471	29,489	3,853
Distribution fees (1)
Class B	151,081	246,433	778,965	578,049	178,904
Class C	922,086	1,163,630	3,199,440	2,210,787	691,304	23,244
Class R (2)	11,459	12,318	56,548	33,281	16,001

Service fees (1)
Class A	304,496	523,906	1,637,869	1,321,555	468,966	12,286
Class B	50,360	82,145	259,655	192,683	59,635
Class C	307,362	387,876	1,066,480	736,929	230,434	7,748
Class R (2)	11,459	12,317	56,548	33,281	16,001
Transfer agency out-of-pocket expenses	20,123	29,250	87,167	66,747	22,501	2,846
Registration fees	75,041	77,749	98,972	90,888	76,088	51,139
Legal, audit and tax service fees	34,718	50,705	151,073	113,290	38,987	4,450
Trustees’ fees and expenses	12,979	19,224	57,412	43,321	14,790	1,809
Recoupment of adviser reimbursement (3)	—	—	—	—	—	20,655
Other	12,843	16,849	45,392	34,868	13,936	3,152
Total Expenses	2,957,494	4,163,915	12,147,942	8,980,197	3,039,842	270,916
Adviser Expense Reimbursement (3)	(230,770)	(305,325)	(774,354)	(602,203)	(253,140)	—
Net Expenses	2,726,724	3,858,590	11,373,588	8,377,994	2,786,702	270,916
NET INVESTMENT INCOME (LOSS)	4,003,570	4,918,107	10,407,470	5,031,109	1,096,862	161,820

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions in affiliated mutual funds	6,058,957	20,237,831	53,947,431	58,195,978	24,938,503	(2,117,807)
Capital gain distributions from affiliated mutual fund investments	2,940,789	6,331,866	55,483,361	58,312,701	25,598,971	519,864
Net Realized Gain (Loss)	8,999,746	26,569,697	109,430,792	116,508,679	50,537,474	(1,597,943)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities in affiliated mutual fund investments	(9,753,514)	(26,777,500)	(97,037,490)	(99,596,050)	(42,365,388)	(574,150)
Change in Net Unrealized Appreciation (Depreciation)	(9,753,514)	(26,777,500)	(97,037,490)	(99,596,050)	(42,365,388)	(574,150)
NET GAIN (LOSS)	(753,768)	(207,803)	12,393,302	16,912,629	8,172,086	(2,172,093)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,249,802	$4,710,304	$22,800,772	$21,943,738	$9,268,948	($2,010,273)

(1)	The Advisor Class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	Class R shares were converted to Class A shares on March 22, 2019 (see Note 1 in Notes to Financial Statements).
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2019

	Pacific Funds Short Duration Income	Pacific Funds Core Income	Pacific Funds Strategic Income	Pacific Funds Floating Rate Income	Pacific Funds High Income
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$418,409	$293,444	$979,676	$2,946,590	$107,367
Interest, net of foreign taxes withheld	16,435,203	24,976,208	29,316,312	102,026,090	4,414,427
Other	—	—	—	—	18
Total Investment Income	16,853,612	25,269,652	30,295,988	104,972,680	4,521,812

EXPENSES
Advisory fees	2,027,531	3,101,928	3,379,103	11,488,663	421,995
Administration fees	1,469,665	1,761,665	1,682,376	4,546,089	123,636
Support services expenses	83,459	113,809	98,315	295,651	11,928
Custodian fees and expenses	14,142	26,526	19,332	92,953	3,607
Shareholder report expenses	45,025	55,025	52,044	163,930	6,821
Distribution fees (1)
Class C	327,323	658,742	428,617	1,492,365	30,889
Service fees (1)
Class A	226,724	246,916	165,213	530,324	13,311
Class C	109,108	219,581	142,872	497,455	10,296
Transfer agency out-of-pocket expenses	34,406	46,751	40,634	124,696	5,091
Registration fees	114,137	88,845	107,609	153,548	56,254
Legal, audit and tax service fees	74,036	77,698	72,737	303,556	8,287
Trustees’ fees and expenses	22,456	29,943	25,976	79,812	3,249
Interest expense	—	—	—	381,710	—
Other	35,400	47,134	45,615	83,724	18,774
Total Expenses	4,583,412	6,474,563	6,260,443	20,234,476	714,138
Advisory Fee Waiver (2)	—	—	—	(191,872)	—
Adviser Expense Reimbursement (3)	(1,385,844)	(1,843,904)	(1,612,421)	(4,391,138)	(169,374)
Net Expenses	3,197,568	4,630,659	4,648,022	15,651,466	544,764
NET INVESTMENT INCOME (LOSS)	13,656,044	20,638,993	25,647,966	89,321,214	3,977,048

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(868,315)	(7,715,010)	(2,204,849)	(16,678,087)	(1,030,376)
Net Realized Gain (Loss)	(868,315)	(7,715,010)	(2,204,849)	(16,678,087)	(1,030,376)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	6,040,386	10,264,861	(3,634,674)	(27,999,595)	86,579
Foreign currencies	—	—	(185)	—	(23)
Unfunded loan commitments	—	—	9,744	(107,452)	—
Change in Net Unrealized Appreciation (Depreciation)	6,040,386	10,264,861	(3,625,115)	(28,107,047)	86,556
NET GAIN (LOSS)	5,172,071	2,549,851	(5,829,964)	(44,785,134)	(943,820)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$18,828,115	$23,188,844	$19,818,002	$44,536,080	$3,033,228

Foreign taxes withheld on dividends and interest	$8,313	$1,758	$3,194	$—	$1,676

(1)	The Class I, Class P, and the Advisor class shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2019

	Pacific Funds Large-Cap	Pacific Funds Large-Cap Value	Pacific Funds Small/Mid-Cap	Pacific Funds Small-Cap	Pacific Funds Small-Cap Value	Pacific Funds Small-Cap Growth
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$370,656	$661,781	$3,304,992	$250,639	$423,478	$359,277
Total Investment Income	370,656	661,781	3,304,992	250,639	423,478	359,277

EXPENSES
Advisory fees	124,383	180,914	2,374,423	195,234	225,053	486,139
Administration fees	56,429	81,354	824,919	68,247	67,776	111,859
Support services expenses	2,993	4,247	39,966	3,630	3,896	9,417
Custodian fees and expenses	398	763	6,640	582	647	1,370
Shareholder report expenses	1,777	2,609	24,216	2,286	2,514	5,533
Distribution fees (1)
Class C	29,635	29,393	126,120	6,828	10,846	6,571
Investor Class (2)	274	89	4,864	2,789	156	1,318
Service fees (1)
Class A	15,976	9,735	60,749	10,494	3,286	5,430
Class C	9,878	9,798	42,040	2,276	3,616	2,190
Transfer agency out-of-pocket expenses	1,359	2,098	18,533	1,671	2,059	4,402
Registration fees	53,533	53,476	72,625	56,869	53,550	54,335
Legal, audit and tax service fees	2,515	3,602	31,653	2,605	3,335	7,693
Trustees’ fees and expenses	886	1,357	11,807	1,061	1,322	2,804
Other	2,964	3,623	18,204	4,020	4,132	5,828
Total Expenses	303,000	383,058	3,656,759	358,592	382,188	704,889
Advisory Fee Waiver (3)	(19,036)	—	—	—	—	—
Adviser Expense Reimbursement (4)	(85,164)	(98,891)	(493,273)	(94,696)	(90,131)	(103,024)
Net Expenses	198,800	284,167	3,163,486	263,896	292,057	601,865
NET INVESTMENT INCOME (LOSS)	171,856	377,614	141,506	(13,257)	131,421	(242,588)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	255,129	1,566,245	(1,202,028)	293,078	1,654,755	1,869,965
Net Realized Gain (Loss)	255,129	1,566,245	(1,202,028)	293,078	1,654,755	1,869,965

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities	794,723	(1,146,418)	8,050,964	(434,380)	(3,313,252)	(622,046)
Change in Net Unrealized Appreciation (Depreciation)	794,723	(1,146,418)	8,050,964	(434,380)	(3,313,252)	(622,046)
NET GAIN (LOSS)	1,049,852	419,827	6,848,936	(141,302)	(1,658,497)	1,247,919
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,221,708	$797,441	$6,990,442	($154,559)	($1,527,076)	$1,005,331

(1)	The Class P, Advisor, and Class S shares are not subject to distribution and service fees (see Notes 1 and 6 in Notes to Financial Statements).
(2)	Investor Class shares were converted to Class A shares on July 31, 2018 (see Note 1 in Notes to Financial Statements).
(3)	See Note 6 in Notes to Financial Statements.
(4)	See Note 7B in Notes to Financial Statements.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Pacific Funds Portfolio Optimization Conservative		Pacific Funds Portfolio Optimization Moderate-Conservative		Pacific Funds Portfolio Optimization Moderate
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income (loss)	$4,003,570	$5,719,354	$4,918,107	$7,534,144	$10,407,470	$14,645,844
Net realized gain (loss)	8,999,746	17,159,884	26,569,697	39,487,398	109,430,792	142,206,222
Change in net unrealized appreciation (depreciation)	(9,753,514)	(9,276,548)	(26,777,500)	(18,755,868)	(97,037,490)	(49,367,075)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,249,802	13,602,690	4,710,304	28,265,674	22,800,772	107,484,991

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(12,592,979)		(33,217,964)		(112,777,136)
Class B	(1,853,035)		(4,924,308)		(16,690,844)
Class C	(12,087,506)		(23,842,136)		(71,737,804)
Class R	(468,143)		(814,614)		(3,856,053)
Advisor Class	(827,847)		(1,073,763)		(4,965,609)
Net investment income
Class A		(2,912,601)		(4,861,302)		(11,726,102)
Class B		(421,675)		(633,795)		(1,396,913)
Class C		(2,263,679)		(2,848,132)		(5,375,396)
Class R		(118,481)		(100,872)		(382,575)
Advisor Class		(147,955)		(115,522)		(428,003)
Net realized gains
Class A		—		(2,532,640)		(15,115,123)
Class B		—		(462,792)		(2,761,348)
Class C		—		(2,043,625)		(10,579,522)
Class R		—		(56,995)		(548,419)
Advisor Class		—		(55,238)		(489,198)
Net Decrease from Dividends and Distributions to Shareholders	(27,829,510)	(5,864,391)	(63,872,785)	(13,710,913)	(210,027,446)	(48,802,599)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	17,040,384	21,118,348	22,266,413	28,225,155	67,659,104	65,600,073
Class B	644,833	1,060,894	298,059	838,578	811,986	2,400,014
Class C	10,935,788	14,413,486	10,682,389	11,011,781	24,399,313	30,037,376
Class R	659,721	1,904,395	620,066	658,179	3,956,944	6,480,702
Advisor Class	3,309,815	7,308,745	5,901,913	2,838,923	17,181,484	13,885,108
Dividends and distribution reinvestments
Class A	12,486,167	2,851,921	32,858,005	7,238,144	111,916,625	26,555,935
Class B	1,805,246	403,817	4,801,673	1,058,797	16,476,006	4,060,560
Class C	11,921,411	2,169,873	23,453,860	4,734,975	70,315,954	15,594,027
Class R	468,143	118,481	814,614	157,867	3,856,053	930,994
Advisor Class	792,027	130,245	1,064,963	148,989	4,839,682	806,051
Cost of shares repurchased
Class A	(33,270,001)	(33,043,648)	(57,777,975)	(51,882,098)	(141,741,982)	(152,420,279)
Class B	(8,717,936)	(7,281,860)	(11,484,193)	(9,415,432)	(31,961,495)	(26,922,276)
Class C	(37,513,896)	(36,458,058)	(49,618,847)	(46,863,745)	(113,479,765)	(116,379,682)
Class R	(1,421,688)	(5,572,314)	(836,162)	(1,760,589)	(6,285,146)	(8,442,266)
Advisor Class	(4,658,762)	(4,859,568)	(3,480,671)	(2,855,308)	(13,708,609)	(10,245,364)
Share class conversions
Class A (1)	4,294,105	—	4,987,595	—	22,187,993	—
Class R (1)	(4,294,105)	—	(4,987,595)	—	(22,187,993)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(25,518,748)	(35,735,243)	(20,435,893)	(55,865,784)	14,236,154	(148,059,027)
NET INCREASE (DECREASE) IN NET ASSETS	(50,098,456)	(27,996,944)	(79,598,374)	(41,311,023)	(172,990,520)	(89,376,635)

NET ASSETS
Beginning of Year	305,808,228	333,805,172	451,530,806	492,841,829	1,323,724,989	1,413,101,624
End of Year	$255,709,772	$305,808,228	$371,932,432	$451,530,806	$1,150,734,469	$1,323,724,989
Undistributed/Accumulated Net Investment Income (Loss)		$204,014		($365,209)		($262,560)

(1)	Class R shares were converted to Class A shares on March 22, 2019 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Portfolio Optimization Growth		Pacific Funds Portfolio Optimization Aggressive-Growth		Pacific Funds Diversified Alternatives
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income (loss)	$5,031,109	$8,452,838	$1,096,862	$1,490,511	$161,820	$566,858
Net realized gain (loss)	116,508,679	111,873,756	50,537,474	34,901,107	(1,597,943)	145,674
Change in net unrealized appreciation (depreciation)	(99,596,050)	(23,161,117)	(42,365,388)	1,005,591	(574,150)	258,496
Net Increase (Decrease) in Net Assets Resulting from Operations	21,943,738	97,165,477	9,268,948	37,397,209	(2,010,273)	971,028

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(99,899,454)		(34,560,435)		(49,863)
Class B	(13,714,779)		(4,182,986)
Class C	(54,931,185)		(16,772,422)		(19,294)
Class R	(2,517,415)		(1,055,968)
Advisor Class	(4,602,497)		(2,356,107)		(342,244)
Net investment income
Class A		(8,314,557)		(2,191,024)		(98,284)
Class B		(854,443)		(170,680)
Class C		(3,023,542)		(605,589)		(55,299)
Class R		(211,322)		(77,380)
Advisor Class		(269,165)		(122,224)		(489,276)
Net realized gains
Class A		(14,105,079)		(5,356,432)		—
Class B		(2,390,612)		(830,146)
Class C		(8,452,254)		(2,902,552)		—
Class R		(415,832)		(230,283)
Advisor Class		(405,922)		(256,767)		—
Net Decrease from Dividends and Distributions to Shareholders	(175,665,330)	(38,442,728)	(58,927,918)	(12,743,077)	(411,401)	(642,859)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	53,017,761	51,974,122	21,090,137	17,680,573	1,419,189	2,577,620
Class B	641,777	2,326,243	319,857	1,055,232
Class C	19,642,987	22,707,932	8,385,039	13,056,528	471,820	2,068,688
Class R	1,826,895	2,363,340	1,045,959	1,544,987
Advisor Class	15,584,736	6,843,745	6,990,405	4,131,416	15,293,512	25,813,307
Dividends and distribution reinvestments
Class A	99,254,420	22,209,123	34,287,460	7,488,586	47,058	92,137
Class B	13,510,901	3,159,808	4,169,079	986,595
Class C	54,318,779	11,246,878	16,485,319	3,424,678	19,294	55,259
Class R	2,517,415	627,154	1,055,968	307,663
Advisor Class	4,350,180	610,159	2,321,572	362,989	340,690	487,508
Cost of shares repurchased
Class A	(106,383,272)	(111,400,463)	(29,140,734)	(29,068,542)	(2,264,191)	(478,948)
Class B	(24,161,042)	(20,370,468)	(6,974,878)	(7,037,527)
Class C	(71,029,532)	(83,362,341)	(22,731,074)	(25,517,655)	(411,384)	(540,742)
Class R	(4,117,896)	(3,743,904)	(2,882,205)	(2,178,564)
Advisor Class	(12,372,320)	(5,247,841)	(6,533,420)	(2,145,476)	(25,128,437)	(2,514,438)
Share class conversions
Class A (1)	13,475,454	—	5,855,112	—
Class R (1)	(13,475,454)	—	(5,855,112)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	46,601,789	(100,056,513)	27,888,484	(15,908,517)	(10,212,449)	27,560,391
NET INCREASE (DECREASE) IN NET ASSETS	(107,119,803)	(41,333,764)	(21,770,486)	8,745,615	(12,634,123)	27,888,560

NET ASSETS
Beginning of Year	993,387,001	1,034,720,765	332,577,645	323,832,030	40,857,187	12,968,627
End of Year	$886,267,198	$993,387,001	$310,807,159	$332,577,645	$28,223,064	$40,857,187
Undistributed/Accumulated Net Investment Income (Loss)		($1,234,668)		($357,597)		($13,526)

(1)	Class R shares were converted to Class A shares on March 22, 2019 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Short Duration Income		Pacific Funds Core Income		Pacific Funds Strategic Income
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income (loss)	$13,656,044	$7,415,954	$20,638,993	$20,722,649	$25,647,966	$16,428,184
Net realized gain (loss)	(868,315)	808,998	(7,715,010)	3,341,867	(2,204,849)	4,492,052
Change in net unrealized appreciation (depreciation)	6,040,386	(4,727,335)	10,264,861	(8,743,244)	(3,625,115)	(5,940,603)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,828,115	3,497,617	23,188,844	15,321,272	19,818,002	14,979,633

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(2,288,424)		(3,145,957)		(2,887,137)
Class C	(761,316)		(2,167,183)		(2,122,133)
Class I	(1,010,121)		(502,503)		(229,143)
Class P			(1,845,313)
Advisor Class	(9,439,029)		(13,013,000)		(20,322,895)
Net investment income
Class A		(1,670,968)		(3,861,326)		(2,533,746)
Class C		(522,455)		(2,037,140)		(1,592,221)
Class I		(89,609)		(139,896)		(136,861)
Class P				(3,205,207)
Advisor Class		(5,007,525)		(11,251,230)		(11,977,951)
Net realized gains
Class A		—		—		—
Class C		—		—		—
Class I		—		—		—
Class P				—
Advisor Class		—		—		—
Net Decrease from Dividends and Distributions to Shareholders	(13,498,890)	(7,290,557)	(20,673,956)	(20,494,799)	(25,561,308)	(16,240,779)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	70,623,211	58,408,543	18,564,517	30,371,212	24,665,776	31,105,423
Class C	15,901,633	15,019,325	7,830,292	11,003,930	16,877,365	19,269,415
Class I	84,288,064	2,696,087	23,761,756	1,487,585	2,795,211	2,419,650
Class P			5,903,182	1,057,954
Advisor Class	384,985,237	249,409,205	210,403,956	266,427,285	285,918,426	301,909,775
Dividends and distribution reinvestments
Class A	2,000,466	1,505,440	2,830,461	3,401,268	2,432,833	2,058,751
Class C	726,149	491,064	1,967,047	1,813,120	1,826,650	1,371,761
Class I	1,009,574	89,514	501,767	139,095	226,671	134,988
Class P			1,845,313	3,205,207
Advisor Class	8,986,733	4,566,532	9,198,335	7,861,439	15,471,909	9,467,320
Cost of shares repurchased
Class A	(48,667,567)	(31,774,445)	(71,051,776)	(61,588,358)	(36,906,963)	(28,122,369)
Class C	(15,125,797)	(13,904,093)	(29,915,702)	(31,816,511)	(16,886,426)	(13,321,375)
Class I	(6,860,042)	(1,825,490)	(2,653,440)	(1,833,325)	(1,123,649)	(1,106,790)
Class P			(33,707,701)	(59,290,467)
Advisor Class	(186,314,605)	(141,710,576)	(216,921,483)	(219,522,626)	(245,658,070)	(122,216,357)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	311,553,056	142,971,106	(71,443,476)	(47,283,192)	49,639,733	202,970,192
NET INCREASE (DECREASE) IN NET ASSETS	316,882,281	139,178,166	(68,928,588)	(52,456,719)	43,896,427	201,709,046

NET ASSETS
Beginning of Year	415,131,679	275,953,513	692,982,363	745,439,082	538,418,796	336,709,750
End of Year	$732,013,960	$415,131,679	$624,053,775	$692,982,363	$582,315,223	$538,418,796
Undistributed/Accumulated Net Investment Income (Loss)		$166,774		$350,493		$367,263

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Floating Rate Income		Pacific Funds High Income
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income (loss)	$89,321,214	$52,185,397	$3,977,048	$1,365,516
Net realized gain (loss)	(16,678,087)	848,283	(1,030,376)	525,467
Change in net unrealized appreciation (depreciation)	(28,107,047)	(4,167,986)	86,556	(968,872)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,536,080	48,865,694	3,033,228	922,111

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(10,451,833)		(292,486)
Class C	(8,439,626)		(195,304)
Class I	(23,883,146)		(11,349)
Class P	(2,709,538)		(3,340,878)
Advisor Class	(44,322,870)		(148,700)
Net investment income
Class A		(8,455,737)		(287,489)
Class C		(6,345,408)		(212,556)
Class I		(10,496,193)		(124,627)
Class P		(3,251,568)		(651,705)
Advisor Class		(23,304,092)		(123,295)
Net realized gains
Class A		—		—
Class C		—		—
Class I		—		—
Class P		—		—
Advisor Class		—		—
Net Decrease from Dividends and Distributions to Shareholders	(89,807,013)	(51,852,998)	(3,988,717)	(1,399,672)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	104,234,100	83,291,116	3,220,786	3,546,975
Class C	56,249,918	46,285,914	716,716	762,952
Class I	418,708,224	131,227,624	42,055	458,335
Class P	2,293,667	6,914,472	65,198,232	60,058,075
Advisor Class	654,273,775	456,907,837	2,682,948	1,531,699
Dividends and distribution reinvestments
Class A	9,440,707	7,678,324	284,987	283,527
Class C	7,744,275	5,716,395	188,590	210,060
Class I	14,404,875	6,157,540	11,283	124,561
Class P	2,709,538	3,251,568	3,340,878	651,705
Advisor Class	39,800,982	20,332,301	146,871	119,839
Cost of shares repurchased
Class A	(114,633,080)	(88,619,207)	(3,703,876)	(3,956,374)
Class C	(53,193,064)	(40,876,685)	(1,528,238)	(1,330,054)
Class I	(219,420,364)	(92,405,337)	(85,863)	(5,617,055)
Class P	(36,334,229)	(24,098,458)	(23,286,646)	(1,993,459)
Advisor Class	(555,917,071)	(210,975,450)	(1,650,968)	(1,423,922)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	330,362,253	310,787,954	45,577,755	53,426,864
NET INCREASE (DECREASE) IN NET ASSETS	285,091,320	307,800,650	44,622,266	52,949,303

NET ASSETS
Beginning of Year	1,474,882,784	1,167,082,134	81,438,834	28,489,531
End of Year	$1,759,974,104	$1,474,882,784	$126,061,100	$81,438,834
Undistributed/Accumulated Net Investment Income (Loss)		$873,980		$94,127

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Large-Cap		Pacific Funds Large-Cap Value		Pacific Funds Small/Mid-Cap
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income (loss)	$171,856	$86,807	$377,614	$318,398	$141,506	($236,628)
Net realized gain (loss)	255,129	422,128	1,566,245	1,291,881	(1,202,028)	657,794
Change in net unrealized appreciation (depreciation)	794,723	1,000,877	(1,146,418)	1,131,106	8,050,964	16,333,908
Net Increase (Decrease) in Net Assets Resulting from Operations	1,221,708	1,509,812	797,441	2,741,385	6,990,442	16,755,074

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(293,281)		(279,931)		(640,045)
Class C	(166,794)		(230,757)		(466,266)
Advisor Class	(407,953)		(1,377,251)		(5,717,212)
Class S	(31,514)		(45,410)		(187,396)
Net investment income
Class A		(35,500)		(35,012)		—
Class C		(2,093)		(25,207)		—
Advisor Class		(40,042)		(285,750)		—
Investor Class		(3,345)		(1,526)		—
Class S		(9,360)		(25,707)		—
Net realized gains
Class A		(30,938)		(69,181)		(20,277)
Class C		(23,450)		(94,471)		(14,961)
Advisor Class		(38,500)		(496,519)		(150,439)
Investor Class		(4,283)		(2,272)		(8,905)
Class S		(3,547)		(37,097)		(10,307)
Net Decrease from Dividends and Distributions to Shareholders	(899,542)	(191,058)	(1,933,349)	(1,072,742)	(7,010,919)	(204,889)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	4,770,361	2,836,240	1,558,272	1,653,951	13,119,138	15,490,343
Class C	1,180,700	1,039,440	765,875	1,510,001	4,827,893	8,607,340
Advisor Class	1,509,946	9,049,665	284,501	1,451,424	228,165,055	118,174,037
Investor Class	21	377,037	—	23,121	637,610	4,781,673
Class S	342,150	356,031	283,922	494,965	569,158	491,152
Dividends and distribution reinvestments
Class A	291,142	65,908	271,766	101,722	637,748	19,606
Class C	166,366	22,688	229,197	105,137	466,266	14,371
Advisor Class	403,573	76,302	1,375,545	777,555	5,608,985	147,311
Investor Class	—	7,628	—	3,798	—	8,905
Class S	31,514	12,907	45,410	62,804	187,396	10,307
Cost of shares repurchased
Class A	(2,442,917)	(2,988,482)	(734,887)	(1,189,450)	(17,793,874)	(14,661,733)
Class C	(1,029,023)	(640,775)	(1,680,413)	(552,537)	(3,349,491)	(1,682,738)
Advisor Class	(3,153,984)	(3,725,130)	(10,646,030)	(8,592,650)	(83,368,175)	(23,352,704)
Investor Class	(138,888)	(270,990)	(3,085)	(21,651)	(2,180,734)	(5,902,271)
Class S	(171,384)	(897,495)	(1,479,100)	(40,946)	(4,167,845)	(37,472)
Share class conversions
Class A (1)	336,632	—	106,330	—	5,349,094	—
Investor Class (1)	(336,632)	—	(106,330)	—	(5,349,094)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,759,577	5,320,974	(9,729,027)	(4,212,756)	143,359,130	102,108,127
NET INCREASE (DECREASE) IN NET ASSETS	2,081,743	6,639,728	(10,864,935)	(2,544,113)	143,338,653	$118,658,312

NET ASSETS
Beginning of Year	17,702,857	11,063,129	29,324,726	31,868,839	230,000,794	111,342,482
End of Year	$19,784,600	$17,702,857	$18,459,791	$29,324,726	$373,339,447	$230,000,794
Undistributed/Accumulated Net Investment Income (Loss)		$17,741		$49,423		$—

(1)	Investor Class shares were converted to Class A shares on July 31, 2018 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Pacific Funds Small-Cap		Pacific Funds Small-Cap Value		Pacific Funds Small-Cap Growth
	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
OPERATIONS
Net investment income (loss)	($13,257)	($1,502)	$131,421	$111,562	($242,588)	($149,089)
Net realized gain (loss)	293,078	271,077	1,654,755	2,665,440	1,869,965	2,754,520
Change in net unrealized appreciation (depreciation)	(434,380)	1,124,666	(3,313,252)	(874,669)	(622,046)	1,827,259
Net Increase (Decrease) in Net Assets Resulting from Operations	(154,559)	1,394,241	(1,527,076)	1,902,333	1,005,331	4,432,690

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings
Class A	(266,919)		(184,456)		(217,723)
Class C	(45,131)		(205,173)		(78,739)
Class P					(2,593,389)
Advisor Class	(724,054)		(2,622,348)		(1,438,459)
Class S	(22,537)		(970,543)		(595,834)
Net investment income
Class A		(1,364)		(2,806)		—
Class C		—		—		—
Class P						—
Advisor Class		(8,019)		(89,039)		—
Investor Class		—		(354)		—
Class S		—		(60,605)		—
Net realized gains
Class A		(25,601)		(93,928)		(20,463)
Class C		(14,438)		(126,239)		(23,761)
Class P						(482,393)
Advisor Class		(204,616)		(1,716,659)		(505,887)
Investor Class		(47)		(6,608)		(50,324)
Class S		(5,916)		(823,893)		(430,196)
Net Decrease from Dividends and Distributions to Shareholders	(1,058,641)	(260,001)	(3,982,520)	(2,920,131)	(4,924,144)	(1,513,024)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	976,454	1,248,952	521,330	820,522	1,002,273	322,272
Class C	439,449	347,384	581,842	857,695	671,100	594,445
Class P					14,581,877	15,447,521
Advisor Class	5,813,754	7,913,651	4,150,430	2,581,805	6,511,680	2,024,783
Investor Class	362,923	3,164,853	39,672	119,544	202	190,193
Class S	273,636	304,126	220,011	455,387	505,875	738,140
Dividends and distribution reinvestments
Class A	257,678	22,792	184,456	95,628	217,723	20,463
Class C	45,131	14,438	205,173	126,228	78,739	23,761
Class P					2,593,389	482,393
Advisor Class	701,863	150,773	2,591,080	1,778,765	1,436,386	505,887
Investor Class	—	47	—	6,962	—	50,324
Class S	22,537	5,916	970,543	884,498	595,834	430,196
Cost of shares repurchased
Class A	(1,562,670)	(757,281)	(479,587)	(518,797)	(179,852)	(191,258)
Class C	(310,509)	(271,294)	(794,484)	(466,654)	(516,714)	(77,739)
Class P					(18,163,421)	(2,042,042)
Advisor Class	(7,275,080)	(2,556,841)	(7,174,364)	(8,873,257)	(15,180,871)	(3,478,137)
Investor Class	(168,462)	(613,752)	(8,110)	(165,781)	—	(22,005)
Class S	(75,001)	(15,132)	(6,113,704)	(1,012,550)	(8,750,477)	(1,050,902)
Share class conversions
Class A (1)	3,512,299	—	201,962	—	1,611,351	—
Investor Class (1)	(3,512,299)	—	(201,962)	—	(1,611,351)	—
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(498,297)	8,958,632	(5,105,712)	(3,310,005)	(14,596,257)	13,968,295
NET INCREASE (DECREASE) IN NET ASSETS	(1,711,497)	10,092,872	(10,615,308)	(4,327,803)	(18,515,070)	16,887,961

NET ASSETS
Beginning of Year	21,478,464	11,385,592	27,998,634	32,326,437	54,129,171	37,241,210
End of Year	$19,766,967	$21,478,464	$17,383,326	$27,998,634	$35,614,101	$54,129,171
Undistributed/Accumulated Net Investment Income (Loss)		$—		$1,539		($42,866)

(1)	Investor Class shares were converted to Class A shares on July 31, 2018 (see Note 1 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Conservative (6)

Class A
4/1/2018 - 3/31/2019	$11.24	$0.20	($0.04)	$0.16	($0.21)	($0.96)	($1.17)	$10.23	0.68%	0.60%	1.83%	1.88%	$121,012	30%
4/1/2017 - 3/31/2018	10.98	0.25	0.26	0.51	(0.25)	—	(0.25)	11.24	0.68%	0.60%	2.18%	4.60%	131,023	30%
4/1/2016 - 3/31/2017	10.63	0.19	0.52	0.71	(0.22)	(0.14)	(0.36)	10.98	0.68%	0.60%	1.70%	6.59%	136,881	57%
4/1/2015 - 3/31/2016	11.22	0.22	(0.43)	(0.21)	(0.28)	(0.10)	(0.38)	10.63	0.67%	0.60%	1.99%	(1.73%)	154,762	42%
4/1/2014 - 3/31/2015	11.29	0.16	0.26	0.42	(0.23)	(0.26)	(0.49)	11.22	0.68%	0.60%	1.44%	3.71%	169,945	17%
Class B
4/1/2018 - 3/31/2019	$11.00	$0.11	($0.03)	$0.08	($0.14)	($0.96)	($1.10)	$9.98	1.43%	1.35%	1.08%	1.15%	$16,573	30%
4/1/2017 - 3/31/2018	10.76	0.16	0.26	0.42	(0.18)	—	(0.18)	11.00	1.43%	1.35%	1.43%	3.78%	24,600	30%
4/1/2016 - 3/31/2017	10.45	0.10	0.50	0.60	(0.15)	(0.14)	(0.29)	10.76	1.43%	1.35%	0.95%	5.89%	29,734	57%
4/1/2015 - 3/31/2016	11.05	0.13	(0.41)	(0.28)	(0.22)	(0.10)	(0.32)	10.45	1.42%	1.35%	1.24%	(2.51%)	33,675	42%
4/1/2014 - 3/31/2015	11.14	0.08	0.25	0.33	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.00%	37,979	17%
Class C
4/1/2018 - 3/31/2019	$11.00	$0.11	($0.03)	$0.08	($0.15)	($0.96)	($1.11)	$9.97	1.43%	1.35%	1.08%	1.13%	$111,233	30%
4/1/2017 - 3/31/2018	10.76	0.16	0.26	0.42	(0.18)	—	(0.18)	11.00	1.43%	1.35%	1.43%	3.89%	137,036	30%
4/1/2016 - 3/31/2017	10.44	0.10	0.51	0.61	(0.15)	(0.14)	(0.29)	10.76	1.43%	1.35%	0.95%	5.79%	153,433	57%
4/1/2015 - 3/31/2016	11.05	0.13	(0.42)	(0.29)	(0.22)	(0.10)	(0.32)	10.44	1.42%	1.35%	1.24%	(2.51%)	173,137	42%
4/1/2014 - 3/31/2015	11.13	0.08	0.26	0.34	(0.16)	(0.26)	(0.42)	11.05	1.43%	1.35%	0.69%	3.09%	191,946	17%
Advisor Class
4/1/2018 - 3/31/2019	$11.26	$0.22	($0.03)	$0.19	($0.23)	($0.96)	($1.19)	$10.26	0.43%	0.35%	2.08%	2.26%	$6,893	30%
4/1/2017 - 3/31/2018	11.00	0.28	0.25	0.53	(0.27)	—	(0.27)	11.26	0.43%	0.35%	2.43%	4.79%	8,135	30%
4/1/2016 - 3/31/2017	10.65	0.21	0.52	0.73	(0.24)	(0.14)	(0.38)	11.00	0.43%	0.35%	1.95%	6.89%	5,404	57%
4/1/2015 - 3/31/2016	11.23	0.25	(0.43)	(0.18)	(0.30)	(0.10)	(0.40)	10.65	0.42%	0.35%	2.24%	(1.53%)	4,976	42%
4/1/2014 - 3/31/2015	11.29	0.19	0.26	0.45	(0.25)	(0.26)	(0.51)	11.23	0.43%	0.35%	1.69%	4.01%	7,872	17%
Pacific Funds Portfolio Optimization Moderate-Conservative (6)

Class A
4/1/2018 - 3/31/2019	$12.58	$0.18	($0.06)	$0.12	($0.20)	($1.80)	($2.00)	$10.70	0.68%	0.60%	1.55%	1.91%	$199,827	45%
4/1/2017 - 3/31/2018	12.21	0.25	0.53	0.78	(0.27)	(0.14)	(0.41)	12.58	0.67%	0.60%	1.95%	6.36%	227,420	30%
4/1/2016 - 3/31/2017	11.73	0.20	0.79	0.99	(0.24)	(0.27)	(0.51)	12.21	0.67%	0.60%	1.68%	8.49%	236,725	53%
4/1/2015 - 3/31/2016	12.61	0.25	(0.50)	(0.25)	(0.29)	(0.34)	(0.63)	11.73	0.67%	0.60%	2.07%	(1.87%)	255,376	34%
4/1/2014 - 3/31/2015	12.48	0.18	0.40	0.58	(0.25)	(0.20)	(0.45)	12.61	0.67%	0.60%	1.40%	4.69%	276,898	17%
Class B
4/1/2018 - 3/31/2019	$12.35	$0.09	($0.06)	$0.03	($0.13)	($1.80)	($1.93)	$10.45	1.43%	1.35%	0.80%	1.07%	$27,882	45%
4/1/2017 - 3/31/2018	12.01	0.15	0.52	0.67	(0.19)	(0.14)	(0.33)	12.35	1.42%	1.35%	1.20%	5.58%	39,004	30%
4/1/2016 - 3/31/2017	11.56	0.11	0.78	0.89	(0.17)	(0.27)	(0.44)	12.01	1.42%	1.35%	0.93%	7.75%	45,184	53%
4/1/2015 - 3/31/2016	12.46	0.16	(0.49)	(0.33)	(0.23)	(0.34)	(0.57)	11.56	1.42%	1.35%	1.32%	(2.61%)	47,540	34%
4/1/2014 - 3/31/2015	12.36	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.46	1.42%	1.35%	0.65%	3.91%	51,223	17%
Class C
4/1/2018 - 3/31/2019	$12.34	$0.09	($0.06)	$0.03	($0.13)	($1.80)	($1.93)	$10.44	1.43%	1.35%	0.80%	1.11%	$136,522	45%
4/1/2017 - 3/31/2018	12.00	0.15	0.52	0.67	(0.19)	(0.14)	(0.33)	12.34	1.42%	1.35%	1.20%	5.60%	174,766	30%
4/1/2016 - 3/31/2017	11.56	0.11	0.77	0.88	(0.17)	(0.27)	(0.44)	12.00	1.42%	1.35%	0.93%	7.74%	200,105	53%
4/1/2015 - 3/31/2016	12.45	0.16	(0.48)	(0.32)	(0.23)	(0.34)	(0.57)	11.56	1.42%	1.35%	1.32%	(2.61%)	221,192	34%
4/1/2014 - 3/31/2015	12.35	0.08	0.40	0.48	(0.18)	(0.20)	(0.38)	12.45	1.42%	1.35%	0.65%	3.93%	240,803	17%
Advisor Class
4/1/2018 - 3/31/2019	$12.62	$0.21	($0.06)	$0.15	($0.22)	($1.80)	($2.02)	$10.75	0.42%	0.35%	1.80%	2.10%	$7,701	45%
4/1/2017 - 3/31/2018	12.24	0.28	0.53	0.81	(0.29)	(0.14)	(0.43)	12.62	0.42%	0.35%	2.20%	6.62%	5,196	30%
4/1/2016 - 3/31/2017	11.75	0.23	0.79	1.02	(0.26)	(0.27)	(0.53)	12.24	0.42%	0.35%	1.93%	8.78%	4,895	53%
4/1/2015 - 3/31/2016	12.62	0.28	(0.49)	(0.21)	(0.32)	(0.34)	(0.66)	11.75	0.42%	0.35%	2.32%	(1.60%)	4,891	34%
4/1/2014 - 3/31/2015	12.49	0.21	0.40	0.61	(0.28)	(0.20)	(0.48)	12.62	0.42%	0.35%	1.65%	4.89%	5,568	17%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Moderate (6)

Class A
4/1/2018 - 3/31/2019	$14.26	$0.16	$0.04	$0.20	($0.23)	($2.22)	($2.45)	$12.01	0.66%	0.60%	1.17%	2.49%	$652,731	41%
4/1/2017 - 3/31/2018	13.67	0.20	0.94	1.14	(0.24)	(0.31)	(0.55)	14.26	0.66%	0.60%	1.40%	8.36%	690,689	36%
4/1/2016 - 3/31/2017	12.99	0.22	1.17	1.39	(0.24)	(0.47)	(0.71)	13.67	0.66%	0.60%	1.60%	10.94%	720,438	48%
4/1/2015 - 3/31/2016	14.20	0.25	(0.60)	(0.35)	(0.28)	(0.58)	(0.86)	12.99	0.66%	0.60%	1.85%	(2.50%)	771,853	35%
4/1/2014 - 3/31/2015	13.98	0.18	0.55	0.73	(0.32)	(0.19)	(0.51)	14.20	0.66%	0.60%	1.28%	5.30%	844,759	19%
Class B
4/1/2018 - 3/31/2019	$14.06	$0.06	$0.04	$0.10	($0.15)	($2.22)	($2.37)	$11.79	1.41%	1.35%	0.42%	1.75%	$89,875	41%
4/1/2017 - 3/31/2018	13.52	0.09	0.92	1.01	(0.16)	(0.31)	(0.47)	14.06	1.41%	1.35%	0.65%	7.53%	119,870	36%
4/1/2016 - 3/31/2017	12.87	0.11	1.17	1.28	(0.16)	(0.47)	(0.63)	13.52	1.41%	1.35%	0.85%	10.18%	134,766	48%
4/1/2015 - 3/31/2016	14.10	0.15	(0.60)	(0.45)	(0.20)	(0.58)	(0.78)	12.87	1.41%	1.35%	1.10%	(3.21%)	142,921	35%
4/1/2014 - 3/31/2015	13.89	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.10	1.41%	1.35%	0.53%	4.49%	159,975	19%
Class C
4/1/2018 - 3/31/2019	$14.04	$0.05	$0.06	$0.11	($0.16)	($2.22)	($2.38)	$11.77	1.41%	1.35%	0.42%	1.78%	$381,170	41%
4/1/2017 - 3/31/2018	13.50	0.09	0.92	1.01	(0.16)	(0.31)	(0.47)	14.04	1.41%	1.35%	0.65%	7.47%	465,913	36%
4/1/2016 - 3/31/2017	12.85	0.11	1.17	1.28	(0.16)	(0.47)	(0.63)	13.50	1.41%	1.35%	0.85%	10.19%	515,691	48%
4/1/2015 - 3/31/2016	14.08	0.15	(0.60)	(0.45)	(0.20)	(0.58)	(0.78)	12.85	1.41%	1.35%	1.10%	(3.22%)	554,661	35%
4/1/2014 - 3/31/2015	13.87	0.07	0.55	0.62	(0.22)	(0.19)	(0.41)	14.08	1.41%	1.35%	0.53%	4.51%	601,814	19%
Advisor Class
4/1/2018 - 3/31/2019	$14.29	$0.19	$0.04	$0.23	($0.25)	($2.22)	($2.47)	$12.05	0.41%	0.35%	1.42%	2.75%	$26,959	41%
4/1/2017 - 3/31/2018	13.69	0.24	0.94	1.18	(0.27)	(0.31)	(0.58)	14.29	0.41%	0.35%	1.65%	8.54%	23,088	36%
4/1/2016 - 3/31/2017	13.00	0.25	1.18	1.43	(0.27)	(0.47)	(0.74)	13.69	0.41%	0.35%	1.85%	11.30%	17,983	48%
4/1/2015 - 3/31/2016	14.20	0.29	(0.60)	(0.31)	(0.31)	(0.58)	(0.89)	13.00	0.41%	0.35%	2.10%	(2.24%)	19,835	35%
4/1/2014 - 3/31/2015	13.98	0.22	0.55	0.77	(0.36)	(0.19)	(0.55)	14.20	0.41%	0.35%	1.53%	5.54%	21,896	19%
Pacific Funds Portfolio Optimization Growth (6)

Class A
4/1/2018 - 3/31/2019	$15.46	$0.12	$0.13	$0.25	($0.21)	($2.73)	($2.94)	$12.77	0.66%	0.60%	0.84%	2.92%	$529,247	53%
4/1/2017 - 3/31/2018	14.61	0.18	1.30	1.48	(0.23)	(0.40)	(0.63)	15.46	0.66%	0.60%	1.14%	10.10%	555,328	39%
4/1/2016 - 3/31/2017	13.74	0.22	1.54	1.76	(0.23)	(0.66)	(0.89)	14.61	0.67%	0.60%	1.55%	13.08%	560,395	43%
4/1/2015 - 3/31/2016	15.34	0.19	(0.69)	(0.50)	(0.23)	(0.87)	(1.10)	13.74	0.66%	0.60%	1.29%	(3.35%)	570,267	34%
4/1/2014 - 3/31/2015	14.74	0.16	0.77	0.93	(0.33)	—	(0.33)	15.34	0.66%	0.60%	1.07%	6.36%	607,360	21%
Class B
4/1/2018 - 3/31/2019	$15.23	$0.01	$0.12	$0.13	($0.13)	($2.73)	($2.86)	$12.50	1.42%	1.35%	0.08%	2.15%	$66,562	53%
4/1/2017 - 3/31/2018	14.42	0.06	1.29	1.35	(0.14)	(0.40)	(0.54)	15.23	1.41%	1.35%	0.39%	9.33%	88,937	39%
4/1/2016 - 3/31/2017	13.59	0.11	1.53	1.64	(0.15)	(0.66)	(0.81)	14.42	1.42%	1.35%	0.80%	12.30%	98,256	43%
4/1/2015 - 3/31/2016	15.22	0.08	(0.69)	(0.61)	(0.15)	(0.87)	(1.02)	13.59	1.41%	1.35%	0.54%	(4.13%)	102,001	34%
4/1/2014 - 3/31/2015	14.62	0.05	0.77	0.82	(0.22)	—	(0.22)	15.22	1.41%	1.35%	0.32%	5.61%	119,159	21%
Class C
4/1/2018 - 3/31/2019	$15.18	$0.01	$0.13	$0.14	($0.14)	($2.73)	($2.87)	$12.45	1.42%	1.35%	0.08%	2.12%	$271,000	53%
4/1/2017 - 3/31/2018	14.38	0.06	1.28	1.34	(0.14)	(0.40)	(0.54)	15.18	1.41%	1.35%	0.39%	9.29%	317,342	39%
4/1/2016 - 3/31/2017	13.55	0.11	1.53	1.64	(0.15)	(0.66)	(0.81)	14.38	1.42%	1.35%	0.80%	12.33%	347,447	43%
4/1/2015 - 3/31/2016	15.18	0.08	(0.69)	(0.61)	(0.15)	(0.87)	(1.02)	13.55	1.41%	1.35%	0.54%	(4.13%)	366,805	34%
4/1/2014 - 3/31/2015	14.59	0.05	0.76	0.81	(0.22)	—	(0.22)	15.18	1.41%	1.35%	0.32%	5.59%	398,716	21%
Advisor Class
4/1/2018 - 3/31/2019	$15.51	$0.16	$0.12	$0.28	($0.24)	($2.73)	($2.97)	$12.82	0.41%	0.35%	1.09%	3.12%	$19,458	53%
4/1/2017 - 3/31/2018	14.64	0.22	1.31	1.53	(0.26)	(0.40)	(0.66)	15.51	0.41%	0.35%	1.39%	10.42%	16,280	39%
4/1/2016 - 3/31/2017	13.76	0.26	1.54	1.80	(0.26)	(0.66)	(0.92)	14.64	0.42%	0.35%	1.80%	13.34%	13,275	43%
4/1/2015 - 3/31/2016	15.35	0.22	(0.68)	(0.46)	(0.26)	(0.87)	(1.13)	13.76	0.41%	0.35%	1.54%	(3.10%)	12,084	34%
4/1/2014 - 3/31/2015	14.75	0.19	0.78	0.97	(0.37)	—	(0.37)	15.35	0.41%	0.35%	1.32%	6.61%	10,165	21%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Portfolio Optimization Aggressive-Growth (6)

Class A
4/1/2018 - 3/31/2019	$17.03	0.10		$0.25	$0.35	($0.25)	($2.88)	($3.13)	$14.25	0.68%	0.60%	0.61%	3.39%	$193,470	55%
4/1/2017 - 3/31/2018	15.79	0.12		1.81	1.93	(0.20)	(0.49)	(0.69)	17.03	0.68%	0.60%	0.74%	12.17%	189,903	41%
4/1/2016 - 3/31/2017	14.70	0.19		1.96	2.15	(0.19)	(0.87)	(1.06)	15.79	0.68%	0.60%	1.25%	15.06%	179,825	41%
4/1/2015 - 3/31/2016	15.85	0.16		(0.85)	(0.69)	(0.28)	(0.18)	(0.46)	14.70	0.68%	0.60%	1.03%	(4.37%)	170,874	35%
4/1/2014 - 3/31/2015	15.23	0.15		0.79	0.94	(0.32)	—	(0.32)	15.85	0.68%	0.60%	0.97%	6.18%	177,171	20%
Class B
4/1/2018 - 3/31/2019	$16.62	(0.02)		$0.24	$0.22	($0.16)	($2.88)	($3.04)	$13.80	1.43%	1.35%	(0.14%)	2.59%	$21,043	55%
4/1/2017 - 3/31/2018	15.46	(0.00	)(7)	1.75	1.75	(0.10)	(0.49)	(0.59)	16.62	1.43%	1.35%	(0.01%)	11.35%	27,173	41%
4/1/2016 - 3/31/2017	14.43	0.07		1.93	2.00	(0.10)	(0.87)	(0.97)	15.46	1.43%	1.35%	0.50%	14.22%	29,946	41%
4/1/2015 - 3/31/2016	15.57	0.04		(0.84)	(0.80)	(0.16)	(0.18)	(0.34)	14.43	1.43%	1.35%	0.28%	(5.15%)	30,038	35%
4/1/2014 - 3/31/2015	14.94	0.03		0.80	0.83	(0.20)	—	(0.20)	15.57	1.43%	1.35%	0.22%	5.55%	35,840	20%
Class C
4/1/2018 - 3/31/2019	$16.59	(0.02)		$0.24	$0.22	($0.17)	($2.88)	($3.05)	$13.76	1.43%	1.35%	(0.14%)	2.57%	$85,434	55%
4/1/2017 - 3/31/2018	15.43	(0.00	)(7)	1.75	1.75	(0.10)	(0.49)	(0.59)	16.59	1.43%	1.35%	(0.01%)	11.39%	97,877	41%
4/1/2016 - 3/31/2017	14.41	0.07		1.93	2.00	(0.11)	(0.87)	(0.98)	15.43	1.43%	1.35%	0.50%	14.18%	99,582	41%
4/1/2015 - 3/31/2016	15.55	0.04		(0.83)	(0.79)	(0.17)	(0.18)	(0.35)	14.41	1.43%	1.35%	0.28%	(5.13%)	100,573	35%
4/1/2014 - 3/31/2015	14.93	0.03		0.79	0.82	(0.20)	—	(0.20)	15.55	1.43%	1.35%	0.22%	5.54%	110,241	20%
Advisor Class
4/1/2018 - 3/31/2019	$17.07	0.14		$0.23	$0.37	($0.27)	($2.88)	($3.15)	$14.29	0.43%	0.35%	0.86%	3.57%	$10,860	55%
4/1/2017 - 3/31/2018	15.82	0.17		1.80	1.97	(0.23)	(0.49)	(0.72)	17.07	0.43%	0.35%	0.99%	12.48%	10,067	41%
4/1/2016 - 3/31/2017	14.71	0.23		1.97	2.20	(0.22)	(0.87)	(1.09)	15.82	0.43%	0.35%	1.50%	15.32%	7,166	41%
4/1/2015 - 3/31/2016	15.86	0.19		(0.84)	(0.65)	(0.32)	(0.18)	(0.50)	14.71	0.43%	0.35%	1.28%	(4.13%)	6,679	35%
4/1/2014 - 3/31/2015	15.23	0.19		0.79	0.98	(0.35)	—	(0.35)	15.86	0.43%	0.35%	1.22%	6.50%	6,480	20%
Pacific Funds Diversified Alternatives

Class A
4/1/2018 - 3/31/2019	$9.95	$0.03		($0.44)	($0.41)	($0.05)	($0.06)	($0.11)	$9.43	0.85%	0.85%	0.29%	(4.15%)	$3,797	58%
4/1/2017 - 3/31/2018	9.70	0.23		0.26	0.49	(0.24)	—	(0.24)	9.95	0.88%	0.85%	2.36%	5.13%	4,904	20%
4/1/2016 - 3/31/2017	9.63	0.58		0.11	0.69	(0.62)	—	(0.62)	9.70	1.24%	0.85%	5.96%	7.28%	2,647	37%
4/1/2015 - 3/31/2016	10.00	0.35		(0.31)	0.04	(0.37)	(0.04)	(0.41)	9.63	1.36%	0.85%	3.65%	0.55%	3,136	73%
4/1/2014 - 3/31/2015	9.99	0.38		(0.06)	0.32	(0.29)	(0.02)	(0.31)	10.00	2.83%	0.85%	3.77%	3.19%	1,465	23%
Class C
4/1/2018 - 3/31/2019	$9.77	($0.04)		($0.42)	($0.46)	$—	($0.06)	($0.06)	$9.25	1.60%	1.60%	(0.45%)	(4.81%)	$2,972	58%
4/1/2017 - 3/31/2018	9.57	0.16		0.24	0.40	(0.20)	—	(0.20)	9.77	1.63%	1.60%	1.61%	4.31%	3,070	20%
4/1/2016 - 3/31/2017	9.55	0.51		0.10	0.61	(0.59)	—	(0.59)	9.57	1.99%	1.60%	5.21%	6.48%	1,452	37%
4/1/2015 - 3/31/2016	9.92	0.28		(0.31)	(0.03)	(0.30)	(0.04)	(0.34)	9.55	2.11%	1.60%	2.90%	(0.19%)	661	73%
4/1/2014 - 3/31/2015	9.97	0.30		(0.06)	0.24	(0.27)	(0.02)	(0.29)	9.92	3.58%	1.60%	3.02%	2.39%	558	23%
Advisor Class
4/1/2018 - 3/31/2019	$9.98	$0.05		($0.43)	($0.38)	($0.07)	($0.06)	($0.13)	$9.47	0.60%	0.60%	0.54%	(3.91%)	$21,454	58%
4/1/2017 - 3/31/2018	9.73	0.26		0.25	0.51	(0.26)	—	(0.26)	9.98	0.63%	0.60%	2.61%	5.38%	32,883	20%
4/1/2016 - 3/31/2017	9.65	0.61		0.12	0.73	(0.65)	—	(0.65)	9.73	0.99%	0.60%	6.21%	7.49%	8,870	37%
4/1/2015 - 3/31/2016	10.01	0.39		(0.33)	0.06	(0.38)	(0.04)	(0.42)	9.65	1.11%	0.60%	3.90%	0.86%	2,476	73%
4/1/2014 - 3/31/2015	9.99	0.41		(0.08)	0.33	(0.29)	(0.02)	(0.31)	10.01	2.58%	0.60%	4.02%	3.37%	3,771	23%
Pacific Funds Short Duration Income

Class A
4/1/2018 - 3/31/2019	$10.24	$0.26		$0.05	$0.31	($0.25)	$—	($0.25)	$10.30	1.03%	0.75%	2.57%	3.11%	$118,935	50%
4/1/2017 - 3/31/2018	10.32	0.21		(0.09)	0.12	(0.20)	—	(0.20)	10.24	1.04%	0.75%	2.03%	1.18%	94,197	76%
4/1/2016 - 3/31/2017	10.26	0.18		0.06	0.24	(0.18)	—	(0.18)	10.32	1.05%	0.83%	1.77%	2.36%	66,901	86%
4/1/2015 - 3/31/2016	10.41	0.17		(0.15)	0.02	(0.17)	—	(0.17)	10.26	1.06%	0.85%	1.62%	0.15%	69,477	41%
4/1/2014 - 3/31/2015	10.46	0.19		(0.03)	0.16	(0.18)	(0.03)	(0.21)	10.41	1.09%	0.85%	1.77%	1.51%	48,685	78%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Short Duration Income (Continued)

Class C
4/1/2018 - 3/31/2019	$10.22	$0.19	$0.05	$0.24	($0.18)	$—	($0.18)	$10.28	1.78%	1.50%	1.82%	2.35%	$46,167	50%
4/1/2017 - 3/31/2018	10.30	0.13	(0.09)	0.04	(0.12)	—	(0.12)	10.22	1.79%	1.50%	1.28%	0.43%	44,337	76%
4/1/2016 - 3/31/2017	10.24	0.11	0.05	0.16	(0.10)	—	(0.10)	10.30	1.80%	1.58%	1.02%	1.60%	43,092	86%
4/1/2015 - 3/31/2016	10.39	0.09	(0.15)	(0.06)	(0.09)	—	(0.09)	10.24	1.81%	1.60%	0.87%	(0.58%)	44,180	41%
4/1/2014 - 3/31/2015	10.45	0.11	(0.03)	0.08	(0.11)	(0.03)	(0.14)	10.39	1.84%	1.60%	1.02%	0.68%	31,569	78%
Class I
4/1/2018 - 3/31/2019	$10.22	$0.29	$0.06	$0.35	($0.28)	$—	($0.28)	$10.29	0.63%	0.50%	2.82%	3.47%	$83,436	50%
4/1/2017 - 3/31/2018	10.30	0.24	(0.09)	0.15	(0.23)	—	(0.23)	10.22	0.64%	0.50%	2.28%	1.43%	4,329	76%
4/1/2016 - 3/31/2017	10.25	0.21	0.05	0.26	(0.21)	—	(0.21)	10.30	0.65%	0.53%	2.06%	2.56%	3,407	86%
4/1/2015 - 3/31/2016	10.39	0.20	(0.14)	0.06	(0.20)	—	(0.20)	10.25	0.66%	0.55%	1.92%	0.54%	1,695	41%
4/1/2014 - 3/31/2015	10.45	0.21	(0.03)	0.18	(0.21)	(0.03)	(0.24)	10.39	0.69%	0.57%	2.05%	1.70%	1,516	78%
Advisor Class
4/1/2018 - 3/31/2019	$10.24	$0.29	$0.06	$0.35	($0.28)	$—	($0.28)	$10.31	0.78%	0.50%	2.82%	3.46%	$483,476	50%
4/1/2017 - 3/31/2018	10.32	0.24	(0.09)	0.15	(0.23)	—	(0.23)	10.24	0.79%	0.50%	2.28%	1.43%	272,268	76%
4/1/2016 - 3/31/2017	10.26	0.21	0.06	0.27	(0.21)	—	(0.21)	10.32	0.80%	0.57%	2.02%	2.62%	162,554	86%
4/1/2015 - 3/31/2016	10.41	0.19	(0.15)	0.04	(0.19)	—	(0.19)	10.26	0.81%	0.60%	1.87%	0.40%	129,455	41%
4/1/2014 - 3/31/2015	10.46	0.21	(0.02)	0.19	(0.21)	(0.03)	(0.24)	10.41	0.83%	0.60%	2.02%	1.78%	51,901	78%
Pacific Funds Core Income

Class A
4/1/2018 - 3/31/2019	$10.45	$0.33	$0.07	$0.40	($0.33)	$—	($0.33)	$10.52	1.13%	0.85%	3.22%	3.99%	$82,136	93%
4/1/2017 - 3/31/2018	10.51	0.28	(0.06)	0.22	(0.28)	—	(0.28)	10.45	1.12%	0.85%	2.62%	2.05%	132,006	91%
4/1/2016 - 3/31/2017	10.45	0.28	0.06	0.34	(0.28)	—	(0.28)	10.51	1.13%	0.93%	2.63%	3.23%	160,226	82%
4/1/2015 - 3/31/2016	10.79	0.31	(0.34)	(0.03)	(0.31)	—	(0.31)	10.45	1.14%	0.95%	2.92%	(0.27%)	196,297	74%
4/1/2014 - 3/31/2015	10.66	0.31	0.13	0.44	(0.31)	—	(0.31)	10.79	1.14%	0.93%	2.93%	4.17%	218,368	53%
Class C
4/1/2018 - 3/31/2019	$10.46	$0.26	$0.06	$0.32	($0.26)	$—	($0.26)	$10.52	1.88%	1.60%	2.47%	3.11%	$81,309	93%
4/1/2017 - 3/31/2018	10.51	0.20	(0.05)	0.15	(0.20)	—	(0.20)	10.46	1.87%	1.60%	1.87%	1.38%	101,156	91%
4/1/2016 - 3/31/2017	10.45	0.20	0.06	0.26	(0.20)	—	(0.20)	10.51	1.88%	1.68%	1.88%	2.46%	120,546	82%
4/1/2015 - 3/31/2016	10.79	0.23	(0.34)	(0.11)	(0.23)	—	(0.23)	10.45	1.89%	1.70%	2.17%	(1.03%)	140,657	74%
4/1/2014 - 3/31/2015	10.66	0.23	0.13	0.36	(0.23)	—	(0.23)	10.79	1.89%	1.68%	2.18%	3.42%	183,952	53%
Class I
4/1/2018 - 3/31/2019	$10.46	$0.36	$0.08	$0.44	($0.37)	$—	($0.37)	$10.53	0.73%	0.55%	3.52%	4.30%	$26,394	93%
4/1/2017 - 3/31/2018	10.52	0.31	(0.06)	0.25	(0.31)	—	(0.31)	10.46	0.72%	0.55%	2.92%	2.35%	4,339	91%
4/1/2016 - 3/31/2017	10.46	0.31	0.06	0.37	(0.31)	—	(0.31)	10.52	0.73%	0.62%	2.93%	3.54%	4,563	82%
4/1/2015 - 3/31/2016	10.80	0.34	(0.34)	0.00	(0.34)	—	(0.34)	10.46	0.74%	0.65%	3.22%	0.03%	3,585	74%
4/1/2014 - 3/31/2015	10.67	0.34	0.13	0.47	(0.34)	—	(0.34)	10.80	0.73%	0.65%	3.21%	4.46%	3,806	53%
Class P
4/1/2018 - 3/31/2019	$10.49	$0.37	$0.07	$0.44	($0.37)	$—	($0.37)	$10.56	0.73%	0.55%	3.52%	4.29%	$40,570	93%
4/1/2017 - 3/31/2018	10.55	0.31	(0.07)	0.24	(0.30)	—	(0.30)	10.49	0.72%	0.60%	2.87%	2.29%	66,750	91%
4/1/2016 - 3/31/2017	10.49	0.30	0.06	0.36	(0.30)	—	(0.30)	10.55	0.73%	0.70%	2.86%	3.46%	122,260	82%
4/27/2015 - 3/31/2016	10.88	0.31	(0.39)	(0.08)	(0.31)	—	(0.31)	10.49	0.74%	0.70%	3.17%	(0.75%)	15,964	74%
Advisor Class
4/1/2018 - 3/31/2019	$10.48	$0.36	$0.07	$0.43	($0.37)	$—	($0.37)	$10.54	0.88%	0.55%	3.52%	4.19%	$393,645	93%
4/1/2017 - 3/31/2018	10.53	0.31	(0.05)	0.26	(0.31)	—	(0.31)	10.48	0.87%	0.55%	2.92%	2.45%	388,730	91%
4/1/2016 - 3/31/2017	10.47	0.31	0.05	0.36	(0.30)	—	(0.30)	10.53	0.88%	0.66%	2.90%	3.50%	337,844	82%
4/1/2015 - 3/31/2016	10.81	0.33	(0.34)	(0.01)	(0.33)	—	(0.33)	10.47	0.89%	0.70%	3.17%	(0.02%)	249,677	74%
4/1/2014 - 3/31/2015	10.68	0.34	0.13	0.47	(0.34)	—	(0.34)	10.81	0.88%	0.69%	3.17%	4.43%	219,437	53%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Strategic Income

Class A
4/1/2018 - 3/31/2019	$10.71	$0.47	($0.11)	$0.36	($0.47)	$—	($0.47)	$10.60	1.23%	0.95%		4.43%	3.43%	$61,503	99%
4/1/2017 - 3/31/2018	10.68	0.40	0.02	0.42	(0.39)	—	(0.39)	10.71	1.23%	0.95%		3.70%	3.95%	71,948	94%
4/1/2016 - 3/31/2017	10.09	0.39	0.59	0.98	(0.39)	—	(0.39)	10.68	1.25%	1.02%		3.71%	9.82%	66,765	116%
4/1/2015 - 3/31/2016	10.75	0.43	(0.66)	(0.23)	(0.43)	—	(0.43)	10.09	1.26%	1.05%		4.20%	(2.17%)	52,218	94%
4/1/2014 - 3/31/2015	11.20	0.46	(0.37)	0.09	(0.44)	(0.10)	(0.54)	10.75	1.28%	1.05%		4.18%	0.84%	51,175	157%
Class C
4/1/2018 - 3/31/2019	$10.69	$0.39	($0.11)	$0.28	($0.39)	$—	($0.39)	$10.58	1.98%	1.65%		3.73%	2.73%	$58,634	99%
4/1/2017 - 3/31/2018	10.66	0.32	0.02	0.34	(0.31)	—	(0.31)	10.69	1.98%	1.65%		3.00%	3.25%	57,389	94%
4/1/2016 - 3/31/2017	10.07	0.31	0.59	0.90	(0.31)	—	(0.31)	10.66	2.00%	1.76%		2.97%	9.03%	50,016	116%
4/1/2015 - 3/31/2016	10.73	0.36	(0.67)	(0.31)	(0.35)	—	(0.35)	10.07	2.01%	1.80%		3.45%	(2.90%)	44,196	94%
4/1/2014 - 3/31/2015	11.19	0.38	(0.38)	—	(0.36)	(0.10)	(0.46)	10.73	2.03%	1.80%		3.43%	0.03%	42,684	157%
Class I
4/1/2018 - 3/31/2019	$10.65	$0.50	($0.11)	$0.39	($0.50)	$—	($0.50)	$10.54	0.83%	0.65%		4.73%	3.77%	$5,750	99%
4/1/2017 - 3/31/2018	10.62	0.43	0.02	0.45	(0.42)	—	(0.42)	10.65	0.83%	0.65%		4.00%	4.28%	3,882	94%
4/1/2016 - 3/31/2017	10.03	0.42	0.59	1.01	(0.42)	—	(0.42)	10.62	0.85%	0.71%		4.01%	10.20%	2,446	116%
4/1/2015 - 3/31/2016	10.70	0.46	(0.67)	(0.21)	(0.46)	—	(0.46)	10.03	0.86%	0.75%		4.50%	(1.98%)	948	94%
4/1/2014 - 3/31/2015	11.15	0.49	(0.37)	0.12	(0.47)	(0.10)	(0.57)	10.70	0.88%	0.77%		4.46%	1.13%	1,381	157%
Advisor Class
4/1/2018 - 3/31/2019	$10.71	$0.49	($0.11)	$0.38	($0.49)	$—	($0.49)	$10.60	0.98%	0.70%		4.68%	3.70%	$456,428	99%
4/1/2017 - 3/31/2018	10.68	0.43	0.02	0.45	(0.42)	—	(0.42)	10.71	0.98%	0.70%		3.95%	4.21%	405,200	94%
4/1/2016 - 3/31/2017	10.09	0.42	0.58	1.00	(0.41)	—	(0.41)	10.68	1.00%	0.77%		3.96%	10.09%	217,482	116%
4/1/2015 - 3/31/2016	10.76	0.46	(0.68)	(0.22)	(0.45)	—	(0.45)	10.09	1.01%	0.80%		4.45%	(2.01%)	115,565	94%
4/1/2014 - 3/31/2015	11.20	0.48	(0.35)	0.13	(0.47)	(0.10)	(0.57)	10.76	1.03%	0.80%		4.43%	1.20%	66,223	157%
Pacific Funds Floating Rate Income

Class A
4/1/2018 - 3/31/2019	$10.12	$0.49	($0.24)	$0.25	($0.49)	$—	($0.49)	$9.88	1.29%	1.01	%(8)	4.92%	2.57%	$202,929	122%
4/1/2017 - 3/31/2018	10.15	0.42	(0.04)	0.38	(0.41)	—	(0.41)	10.12	1.28%	1.01%		4.11%	3.85%	209,034	158%
4/1/2016 - 3/31/2017	9.76	0.42	0.38	0.80	(0.41)	—	(0.41)	10.15	1.30%	1.09%		4.21%	8.32%	207,238	168%
4/1/2015 - 3/31/2016	10.08	0.39	(0.32)	0.07	(0.39)	—	(0.39)	9.76	1.30%	1.12%		3.92%	0.72%	191,376	99%
4/1/2014 - 3/31/2015	10.51	0.44	(0.40)	0.04	(0.44)	(0.03)	(0.47)	10.08	1.29%	1.07%		4.20%	0.38%	215,160	80%
Class C
4/1/2018 - 3/31/2019	$10.10	$0.42	($0.24)	$0.18	($0.42)	$—	($0.42)	$9.86	2.04%	1.71	%(8)	4.22%	1.86%	$197,081	122%
4/1/2017 - 3/31/2018	10.13	0.34	(0.03)	0.31	(0.34)	—	(0.34)	10.10	2.03%	1.71%		3.41%	3.14%	191,239	158%
4/1/2016 - 3/31/2017	9.74	0.35	0.37	0.72	(0.33)	—	(0.33)	10.13	2.05%	1.83%		3.47%	7.54%	180,612	168%
4/1/2015 - 3/31/2016	10.06	0.31	(0.31)	0.00	(0.32)	—	(0.32)	9.74	2.05%	1.87%		3.17%	(0.04%)	161,326	99%
4/1/2014 - 3/31/2015	10.50	0.36	(0.40)	(0.04)	(0.37)	(0.03)	(0.40)	10.06	2.04%	1.82%		3.45%	(0.46%)	179,798	80%
Class I
4/1/2018 - 3/31/2019	$10.14	$0.52	($0.23)	$0.29	($0.53)	$—	($0.53)	$9.90	0.90%	0.71	%(8)	5.22%	2.88%	$497,335	122%
4/1/2017 - 3/31/2018	10.16	0.45	(0.03)	0.42	(0.44)	—	(0.44)	10.14	0.88%	0.71%		4.41%	4.25%	294,352	158%
4/1/2016 - 3/31/2017	9.77	0.45	0.38	0.83	(0.44)	—	(0.44)	10.16	0.89%	0.78%		4.52%	8.63%	249,811	168%
4/1/2015 - 3/31/2016	10.09	0.42	(0.32)	0.10	(0.42)	—	(0.42)	9.77	0.90%	0.82%		4.22%	1.02%	91,984	99%
4/1/2014 - 3/31/2015	10.53	0.46	(0.40)	0.06	(0.47)	(0.03)	(0.50)	10.09	0.89%	0.81%		4.46%	0.55%	88,508	80%
Class P
4/1/2018 - 3/31/2019	$10.14	$0.53	($0.25)	$0.28	($0.52)	$—	($0.52)	$9.90	0.89%	0.71	%(8)	5.22%	2.87%	$32,176	122%
4/1/2017 - 3/31/2018	10.16	0.44	(0.02)	0.42	(0.44)	—	(0.44)	10.14	0.88%	0.76%		4.36%	4.20%	64,557	158%
4/1/2016 - 3/31/2017	9.76	0.45	0.38	0.83	(0.43)	—	(0.43)	10.16	0.89%	0.87%		4.43%	8.56%	78,660	168%
4/1/2015 - 3/31/2016	10.09	0.41	(0.33)	0.08	(0.41)	—	(0.41)	9.76	0.90%	0.87%		4.17%	0.97%	568	99%
4/1/2014 - 3/31/2015	10.52	0.45	(0.38)	0.07	(0.47)	(0.03)	(0.50)	10.09	0.89%	0.83%		4.44%	0.64%	691	80%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Floating Rate Income (Continued)

Advisor Class
4/1/2018 - 3/31/2019	$10.16	$0.52	($0.24)	$0.28	($0.52)	$—	($0.52)	$9.92	1.04%	0.76	%(8)	5.17%	2.83%	$830,452	122%
4/1/2017 - 3/31/2018	10.18	0.44	(0.02)	0.42	(0.44)	—	(0.44)	10.16	1.03%	0.76%		4.36%	4.20%	715,700	158%
4/1/2016 - 3/31/2017	9.79	0.45	0.37	0.82	(0.43)	—	(0.43)	10.18	1.04%	0.83%		4.47%	8.56%	450,761	168%
4/1/2015 - 3/31/2016	10.11	0.41	(0.32)	0.09	(0.41)	—	(0.41)	9.79	1.05%	0.87%		4.17%	0.96%	231,437	99%
4/1/2014 - 3/31/2015	10.54	0.46	(0.39)	0.07	(0.47)	(0.03)	(0.50)	10.11	1.04%	0.82%		4.45%	0.63%	270,383	80%
Pacific Funds High Income

Class A
4/1/2018 - 3/31/2019	$10.23	$0.55	($0.16)	$0.39	($0.55)	$ —	($0.55)	$10.07	1.31%	0.95%		5.48%	3.97%	$5,174	64%
4/1/2017 - 3/31/2018	10.29	0.50	(0.03)	0.47	(0.53)	—	(0.53)	10.23	1.46%	0.95%		4.82%	4.66%	5,463	72%
4/1/2016 - 3/31/2017	9.44	0.48	0.92	1.40	(0.55)	—	(0.55)	10.29	1.32%	1.03%		4.81%	15.16%	5,626	61%
4/1/2015 - 3/31/2016	10.48	0.50	(1.10)	(0.60)	(0.44)	—	(0.44)	9.44	1.28%	1.05%		5.05%	(5.79%)	10,391	54%
4/1/2014 - 3/31/2015	11.22	0.54	(0.60)	(0.06)	(0.52)	(0.16)	(0.68)	10.48	1.50%	1.05%		4.90%	(0.49%)	5,900	60%
Class C
4/1/2018 - 3/31/2019	$10.21	$0.48	($0.15)	$0.33	($0.48)	$ —	($0.48)	$10.06	2.06%	1.65%		4.78%	3.35%	$3,726	64%
4/1/2017 - 3/31/2018	10.28	0.43	(0.04)	0.39	(0.46)	—	(0.46)	10.21	2.21%	1.65%		4.12%	3.84%	4,418	72%
4/1/2016 - 3/31/2017	9.43	0.41	0.92	1.33	(0.48)	—	(0.48)	10.28	2.07%	1.76%		4.07%	14.36%	4,802	61%
4/1/2015 - 3/31/2016	10.47	0.43	(1.10)	(0.67)	(0.37)	—	(0.37)	9.43	2.03%	1.80%		4.30%	(6.52%)	4,324	54%
4/1/2014 - 3/31/2015	11.21	0.45	(0.59)	(0.14)	(0.44)	(0.16)	(0.60)	10.47	2.24%	1.80%		4.15%	(1.22%)	5,419	60%
Class I
4/1/2018 - 3/31/2019	$10.14	$0.57	($0.16)	$0.41	($0.57)	$ —	($0.57)	$9.98	0.91%	0.70%		5.73%	4.27%	$175	64%
4/1/2017 - 3/31/2018	10.21	0.52	(0.02)	0.50	(0.57)	—	(0.57)	10.14	1.07%	0.70%		5.07%	4.95%	211	72%
4/1/2016 - 3/31/2017	9.37	0.51	0.91	1.42	(0.58)	—	(0.58)	10.21	0.90%	0.73%		5.10%	15.52%	5,204	61%
4/1/2015 - 3/31/2016	10.41	0.54	(1.11)	(0.57)	(0.47)	—	(0.47)	9.37	0.88%	0.75%		5.35%	(5.57%)	58	54%
4/1/2014 - 3/31/2015	11.14	0.57	(0.61)	(0.04)	(0.53)	(0.16)	(0.69)	10.41	1.10%	0.77%		5.18%	(0.30%)	241	60%

Class P
4/1/2018 - 3/31/2019	$10.14	$0.57	($0.16)	$0.41	($0.57)	$ —	($0.57)	$9.98	0.91%	0.70%		5.73%	4.27%	$113,317	64%
4/1/2017 - 3/31/2018	10.20	0.52	(0.02)	0.50	(0.56)	—	(0.56)	10.14	1.06%	0.73%		5.04%	4.92%	68,844	72%
4/1/2016 - 3/31/2017	9.36	0.49	0.93	1.42	(0.58)	—	(0.58)	10.20	0.95%	0.80%		5.04%	15.47%	10,554	61%
4/1/2015 - 3/31/2016	10.40	0.52	(1.09)	(0.57)	(0.47)	—	(0.47)	9.36	0.88%	0.80%		5.30%	(5.60%)	113,998	54%
1/14/2015 - 3/31/2015	10.22	0.11	0.19	0.30	(0.12)	—	(0.12)	10.40	1.06%	0.80%		5.15%	2.94%	38,919	60%
Advisor Class
4/1/2018 - 3/31/2019	$10.24	$0.58	($0.17)	$0.41	($0.57)	$ —	($0.57)	$10.08	1.06%	0.70%		5.73%	4.23%	$3,669	64%
4/1/2017 - 3/31/2018	10.30	0.53	(0.03)	0.50	(0.56)	—	(0.56)	10.24	1.21%	0.70%		5.07%	4.91%	2,503	72%
4/1/2016 - 3/31/2017	9.44	0.51	0.93	1.44	(0.58)	—	(0.58)	10.30	1.06%	0.77%		5.07%	15.58%	2,304	61%
4/1/2015 - 3/31/2016	10.49	0.53	(1.12)	(0.59)	(0.46)	—	(0.46)	9.44	1.03%	0.80%		5.30%	(5.66%)	1,666	54%
4/1/2014 - 3/31/2015	11.23	0.57	(0.60)	(0.03)	(0.55)	(0.16)	(0.71)	10.49	1.24%	0.80%		5.15%	(0.23%)	3,807	60%
Pacific Funds Large-Cap (9)

Class A
4/1/2018 - 3/31/2019	$12.28	$0.12	$0.67	$0.79	($0.09)	($0.50)	($0.59)	$12.48	1.54%	1.00%		0.93%	6.74%	$8,080	79%
4/1/2017 - 3/31/2018	11.08	0.08	1.30	1.38	(0.10)	(0.08)	(0.18)	12.28	1.73%	1.00%		0.69%	12.43%	4,939	98%
4/1/2016 - 3/31/2017	9.66	0.11	1.40	1.51	(0.09)	—	(0.09)	11.08	2.86%	1.00%		1.08%	15.69%	4,599	108%
1/11/2016 - 3/31/2016	9.10	0.03	0.53	0.56	—	—	—	9.66	6.07%	1.00%		1.35%	6.15%	551	27%
Class C
4/1/2018 - 3/31/2019	$12.22	$0.02	$0.69	$0.71	($0.01)	($0.50)	($0.51)	$12.42	2.30%	1.75%		0.19%	5.97%	$3,900	79%
4/1/2017 - 3/31/2018	11.03	(0.01)	1.29	1.28	(0.01)	(0.08)	(0.09)	12.22	2.48%	1.75%		(0.06%)	11.60%	3,545	98%
4/1/2016 - 3/31/2017	9.65	0.03	1.39	1.42	(0.04)	—	(0.04)	11.03	3.61%	1.75%		0.33%	14.74%	2,804	108%
1/11/2016 - 3/31/2016	9.10	0.01	0.54	0.55	—	—	—	9.65	6.82%	1.75%		0.60%	6.04%	525	27%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Large-Cap (Continued) (9)
Advisor Class
4/1/2018 - 3/31/2019	$12.37	$0.15	$0.67	$0.82	($0.12)		($0.50)	($0.62)	$12.57	1.30%	0.75%	1.19%	6.97%	$6,896	79%
4/1/2017 - 3/31/2018	11.11	0.12	1.30	1.42	(0.08)		(0.08)	(0.16)	12.37	1.48%	0.75%	0.94%	12.83%	8,070	98%
4/1/2016 - 3/31/2017	9.67	0.14	1.39	1.53	(0.09)		—	(0.09)	11.11	2.61%	0.75%	1.33%	15.89%	2,176	108%
1/11/2016 - 3/31/2016	9.10	0.03	0.54	0.57	—		—	—	9.67	5.82%	0.75%	1.60%	6.26%	564	27%
Class S
4/1/2018 - 3/31/2019	$12.15	$0.16	$0.66	$0.82	($0.14)		($0.50)	($0.64)	$12.33	1.15%	0.65%	1.28%	7.06%	$909	79%
4/1/2017 - 3/31/2018	11.03	0.12	1.30	1.42	(0.22)		(0.08)	(0.30)	12.15	1.33%	0.65%	1.04%	12.85%	692	98%
4/1/2016 - 3/31/2017	9.66	0.15	1.39	1.54	(0.17)		—	(0.17)	11.03	2.46%	0.65%	1.43%	16.08%	1,184	108%
12/1/2015 - 3/31/2016	10.09	0.05	(0.30)	(0.25)	(0.18	)(10)	—	(0.18)	9.66	5.99%	0.65%	1.70%	(2.54%)	1,879	27%
3/20/2015 - 11/30/2015	10.26	0.12	(0.29)	(0.17)	—		—	—	10.09	9.85%	0.65%	1.72%	(1.66%)	1,895	45%
Pacific Funds Large-Cap Value (9)

Class A
4/1/2018 - 3/31/2019	$11.34	$0.14	$0.18	$0.32	($0.13)		($0.64)	($0.77)	$10.89	1.46%	1.10%	1.27%	3.14%	$4,353	39%
4/1/2017 - 3/31/2018	10.75	0.11	0.86	0.97	(0.13)		(0.25)	(0.38)	11.34	1.47%	1.10%	0.96%	9.03%	3,304	50%
4/1/2016 - 3/31/2017	9.46	0.14	1.27	1.41	(0.10)		(0.02)	(0.12)	10.75	1.79%	1.10%	1.35%	14.92%	2,572	65%
1/11/2016 - 3/31/2016	8.97	0.04	0.45	0.49	—		—	—	9.46	10.34%	1.10%	1.92%	5.46%	499	48%
Class C
4/1/2018 - 3/31/2019	$11.25	$0.06	$0.19	$0.25	($0.03)		($0.64)	($0.67)	$10.83	2.21%	1.85%	0.53%	2.40%	$3,475	39%
4/1/2017 - 3/31/2018	10.69	0.02	0.86	0.88	(0.07)		(0.25)	(0.32)	11.25	2.22%	1.85%	0.21%	8.16%	4,327	50%
4/1/2016 - 3/31/2017	9.45	0.06	1.26	1.32	(0.06)		(0.02)	(0.08)	10.69	2.54%	1.85%	0.60%	14.03%	3,056	65%
1/11/2016 - 3/31/2016	8.97	0.02	0.46	0.48	—		—	—	9.45	11.09%	1.85%	1.17%	5.35%	477	48%
Advisor Class
4/1/2018 - 3/31/2019	$11.37	$0.17	$0.19	$0.36	($0.16)		($0.64)	($0.80)	$10.93	1.21%	0.85%	1.53%	3.47%	$9,799	39%
4/1/2017 - 3/31/2018	10.78	0.14	0.87	1.01	(0.17)		(0.25)	(0.42)	11.37	1.22%	0.85%	1.21%	9.33%	19,624	50%
4/1/2016 - 3/31/2017	9.47	0.16	1.26	1.42	(0.09)		(0.02)	(0.11)	10.78	1.54%	0.85%	1.60%	15.10%	24,779	65%
1/11/2016 - 3/31/2016	8.97	0.04	0.46	0.50	—		—	—	9.47	10.09%	0.85%	2.17%	5.57%	777	48%

Class S
4/1/2018 - 3/31/2019	$11.34	$0.19	$0.15	$0.34	($0.20)		($0.64)	($0.84)	$10.84	1.06%	0.75%	1.63%	3.39%	$832	39%
4/1/2017 - 3/31/2018	10.75	0.15	0.86	1.01	(0.17)		(0.25)	(0.42)	11.34	1.07%	0.75%	1.31%	9.36%	1,963	50%
4/1/2016 - 3/31/2017	9.47	0.17	1.28	1.45	(0.15)		(0.02)	(0.17)	10.75	1.39%	0.75%	1.70%	15.35%	1,365	65%
1/11/2016 - 3/31/2016	8.97	0.04	0.46	0.50	—		—	—	9.47	9.93%	0.75%	2.27%	5.57%	210	48%
Pacific Funds Small/Mid-Cap (9), (11)

Class A
4/1/2018 - 3/31/2019	$13.23	($0.02)	$0.16	$0.14	$—		($0.35)	($0.35)	$13.02	1.48%	1.30%	(0.11%)	1.19%	$21,872	33%
4/1/2017 - 3/31/2018	11.93	(0.04)	1.35	1.31	—		(0.01)	(0.01)	13.23	1.51%	1.30%	(0.28%)	11.02%	21,131	23%
4/1/2016 - 3/31/2017	9.93	(0.02)	2.05	2.03	—		(0.03)	(0.03)	11.93	1.71%	1.30%	(0.19%)	20.44%	18,360	45%
1/11/2016 - 3/31/2016	9.33	0.00 (7)	0.60	0.60	—		—	—	9.93	5.43%	1.30%	0.07%	6.43%	2,254	11%
Class C
4/1/2018 - 3/31/2019	$13.01	($0.11)	$0.15	$0.04	$—		($0.35)	($0.35)	$12.70	2.23%	2.05%	(0.87%)	0.43%	$16,875	33%
4/1/2017 - 3/31/2018	11.81	(0.13)	1.34	1.21	—		(0.01)	(0.01)	13.01	2.26%	2.05%	(1.03%)	10.28%	15,458	23%
4/1/2016 - 3/31/2017	9.91	(0.10)	2.03	1.93	—		(0.03)	(0.03)	11.81	2.46%	2.05%	(0.94%)	19.47%	7,383	45%
1/11/2016 - 3/31/2016	9.33	(0.01)	0.59	0.58	—		—	—	9.91	6.18%	2.05%	(0.68%)	6.22%	527	11%
Advisor Class
4/1/2018 - 3/31/2019	$13.28	$0.02	$0.16	$0.18	($0.00	)(7)	($0.35)	($0.35)	$13.11	1.23%	1.05%	0.13%	1.50%	$328,171	33%
4/1/2017 - 3/31/2018	11.94	0.00 (7)	1.35	1.35	—		(0.01)	(0.01)	13.28	1.26%	1.05%	(0.03%)	11.34%	176,897	23%
4/1/2016 - 3/31/2017	9.92	0.01	2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.46%	1.05%	0.06%	20.73%	70,260	45%
1/11/2016 - 3/31/2016	9.33	0.01	0.58	0.59	—		—	—	9.92	5.18%	1.05%	0.32%	6.32%	1,965	11%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small/Mid-Cap (Continued) (9), (11)
Class S
4/1/2018 - 3/31/2019	$13.29	$0.02		$0.16	$0.18	($0.00	)(7)	($0.35)	($0.35)	$13.12	1.08%	1.00%	0.19%	1.52%	$6,422	33%
4/1/2017 - 3/31/2018	11.94	0.00	(7)	1.36	1.36	—		(0.01)	(0.01)	13.29	1.11%	1.00%	0.02%	11.43%	9,977	23%
4/1/2016 - 3/31/2017	9.92	0.01		2.05	2.06	(0.01)		(0.03)	(0.04)	11.94	1.31%	1.00%	0.11%	20.78%	8,531	45%
12/1/2015 - 3/31/2016	10.48	0.01		(0.49)	(0.48)	(0.03)		(0.05)	(0.08)	9.92	9.62%	1.00%	0.37%	(4.55%)	711	11%
12/31/2014 - 11/30/2015	10.00	0.01		0.47	0.48	—		—	—	10.48	29.84%	1.00%	0.12%	4.80%	524	30%
Pacific Funds Small-Cap (9), (11)

Class A
4/1/2018 - 3/31/2019	$12.86	($0.03)		($0.06)	($0.09)	$—		($0.65)	($0.65)	$12.12	1.72%	1.30%	(0.21%)	(0.53%)	$4,986	56%
4/1/2017 - 3/31/2018	11.77	(0.02)		1.33	1.31	(0.01)		(0.21)	(0.22)	12.86	1.89%	1.30%	(0.16%)	11.17%	2,367	62%
4/1/2016 - 3/31/2017	9.68	(0.00	)(7)	2.19	2.19	(0.10)		—	(0.10)	11.77	3.44%	1.30%	(0.04%)	22.70%	1,759	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—		—	—	9.68	17.67%	1.30%	0.31%	6.37%	324	27%
Class C
4/1/2018 - 3/31/2019	$12.76	($0.12)		($0.05)	($0.17)	$—		($0.65)	($0.65)	$11.94	2.47%	2.05%	(0.96%)	(1.17%)	$902	56%
4/1/2017 - 3/31/2018	11.76	(0.11)		1.32	1.21	—		(0.21)	(0.21)	12.76	2.64%	2.05%	(0.91%)	10.32%	797	62%
4/1/2016 - 3/31/2017	9.66	(0.09)		2.19	2.10	—		—	—	11.76	4.19%	2.05%	(0.79%)	21.74%	641	62%
1/11/2016 - 3/31/2016	9.10	(0.01)		0.57	0.56	—		—	—	9.66	18.42%	2.05%	(0.44%)	6.15%	130	27%
Advisor Class
4/1/2018 - 3/31/2019	$13.04	$0.01		($0.07)	($0.06)	($0.01)		($0.65)	($0.66)	$12.32	1.47%	1.05%	0.04%	(0.26%)	$13,220	56%
4/1/2017 - 3/31/2018	11.90	0.01		1.35	1.36	(0.01)		(0.21)	(0.22)	13.04	1.64%	1.05%	0.09%	11.45%	14,767	62%
4/1/2016 - 3/31/2017	9.68	0.02		2.21	2.23	(0.01)		—	(0.01)	11.90	3.19%	1.05%	0.21%	23.03%	8,265	62%
1/11/2016 - 3/31/2016	9.10	0.01		0.57	0.58	—		—	—	9.68	17.42%	1.05%	0.56%	6.37%	153	27%
Class S
4/1/2018 - 3/31/2019	$12.00	$0.01		($0.06)	($0.05)	($0.01)		($0.65)	($0.66)	$11.29	1.32%	1.00%	0.09%	(0.18%)	$658	56%
4/1/2017 - 3/31/2018	10.95	0.02		1.24	1.26	—		(0.21)	(0.21)	12.00	1.49%	1.00%	0.14%	11.54%	457	62%
4/1/2016 - 3/31/2017	9.67	0.03		2.17	2.20	(0.92)		—	(0.92)	10.95	3.04%	1.00%	0.26%	23.03%	140	62%
12/1/2015 - 3/31/2016	10.31	0.02		(0.60)	(0.58)	(0.06)		—	(0.06)	9.67	10.38%	1.00%	0.61%	(5.68%)	497	27%
12/31/2014 - 11/30/2015	10.00	0.02		0.29	0.31	—		—	—	10.31	30.41%	1.00%	0.24%	3.10%	516	27%
Pacific Funds Small-Cap Value (9), (11)

Class A
4/1/2018 - 3/31/2019	$11.17	$0.03		($0.49)	($0.46)	($0.03)		($1.58)	($1.61)	$9.10	1.67%	1.30%	0.30%	(3.68%)	$1,298	51%
4/1/2017 - 3/31/2018	11.52	0.02		0.62	0.64	(0.03)		(0.96)	(0.99)	11.17	1.65%	1.30%	0.14%	5.41%	1,105	47%
4/1/2016 - 3/31/2017	9.47	0.03		2.13	2.16	(0.06)		(0.05)	(0.11)	11.52	1.90%	1.30%	0.23%	22.65%	743	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.65	0.67	—		—	—	9.47	15.99%	1.30%	0.97%	7.73%	148	17%
Class C
4/1/2018 - 3/31/2019	$11.06	($0.05)		($0.49)	($0.54)	$—		($1.58)	($1.58)	$8.94	2.42%	2.05%	(0.45%)	(4.47%)	$1,287	51%
4/1/2017 - 3/31/2018	11.46	(0.07)		0.63	0.56	—		(0.96)	(0.96)	11.06	2.40%	2.05%	(0.61%)	4.72%	1,568	47%
4/1/2016 - 3/31/2017	9.46	(0.06)		2.12	2.06	(0.01)		(0.05)	(0.06)	11.46	2.65%	2.05%	(0.52%)	21.81%	1,105	76%
1/11/2016 - 3/31/2016	8.80	0.00	(7)	0.66	0.66	—		—	—	9.46	16.74%	2.05%	0.22%	7.50%	121	17%
Advisor Class
4/1/2018 - 3/31/2019	$11.24	$0.06		($0.51)	($0.45)	($0.05)		($1.58)	($1.63)	$9.16	1.42%	1.05%	0.55%	(3.51%)	$11,664	51%
4/1/2017 - 3/31/2018	11.59	0.05		0.63	0.68	(0.07)		(0.96)	(1.03)	11.24	1.40%	1.05%	0.39%	5.70%	15,511	47%
4/1/2016 - 3/31/2017	9.48	0.05		2.15	2.20	(0.04)		(0.05)	(0.09)	11.59	1.65%	1.05%	0.48%	23.02%	20,617	76%
1/11/2016 - 3/31/2016	8.80	0.02		0.66	0.68	—		—	—	9.48	15.74%	1.05%	1.22%	7.84%	261	17%
Class S
4/1/2018 - 3/31/2019	$11.21	$0.07		($0.52)	($0.45)	($0.06)		($1.58)	($1.64)	$9.12	1.27%	1.00%	0.60%	(3.52%)	$3,134	51%
4/1/2017 - 3/31/2018	11.55	0.05		0.64	0.69	(0.07)		(0.96)	(1.03)	11.21	1.25%	1.00%	0.44%	5.78%	9,657	47%
4/1/2016 - 3/31/2017	9.47	0.06		2.13	2.19	(0.06)		(0.05)	(0.11)	11.55	1.50%	1.00%	0.53%	23.02%	9,655	76%
12/1/2015 - 3/31/2016	10.14	0.04		(0.49)	(0.45)	(0.12)		(0.10)	(0.22)	9.47	16.02%	1.00%	1.27%	(4.37%)	1,118	17%
12/31/2014 - 11/30/2015	10.00	0.06		0.08	0.14	—		—	—	10.14	26.85%	1.00%	0.63%	1.40%	706	29%

See Notes to Financial Statements	See explanation of references on C-21

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund		Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Pacific Funds Small-Cap Growth (9)

Class A
4/1/2018 - 3/31/2019	$12.26	($0.08)		$0.73	$0.65	$—		($0.94)	($0.94)	$11.97	1.56%	1.26%	(0.63%)	5.65%	$3,126	72%
4/1/2017 - 3/31/2018	11.14	(0.08)		1.68	1.60	—		(0.48)	(0.48)	12.26	1.62%	1.30%	(0.65%)	14.51%	713	51%
4/1/2016 - 3/31/2017	9.61	(0.07)		1.80	1.73	—		(0.20)	(0.20)	11.14	1.93%	1.30%	(0.68%)	17.83%	514	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.35	0.34	—		—	—	9.61	12.44%	1.30%	(0.70%)	3.88%	43	7%
Class C
4/1/2018 - 3/31/2019	$12.06	($0.17)		$0.70	$0.53	$—		($0.94)	($0.94)	$11.65	2.31%	2.05%	(1.42%)	4.82%	$959	72%
4/1/2017 - 3/31/2018	11.05	(0.16)		1.65	1.49	—		(0.48)	(0.48)	12.06	2.37%	2.05%	(1.40%)	13.62%	759	51%
4/1/2016 - 3/31/2017	9.61	(0.15)		1.79	1.64	—		(0.20)	(0.20)	11.05	2.68%	2.05%	(1.43%)	17.14%	187	49%
1/11/2016 - 3/31/2016	9.27	(0.03)		0.37	0.34	—		—	—	9.61	13.19%	2.05%	(1.45%)	3.67%	34	7%
Class P
4/1/2018 - 3/31/2019	$12.35	($0.05)		$0.72	$0.67	$—		($0.94)	($0.94)	$12.08	1.16%	1.05%	(0.42%)	5.86%	$23,955	72%
4/1/2017 - 3/31/2018	11.19	(0.05)		1.69	1.64	—		(0.48)	(0.48)	12.35	1.22%	1.05%	(0.40%)	14.80%	26,764	51%
6/8/2016 - 3/31/2017	10.06	(0.04)		1.37	1.33	—		(0.20)	(0.20)	11.19	1.43%	1.05%	(0.43%)	13.29%	12,385	49%
Advisor Class
4/1/2018 - 3/31/2019	$12.35	($0.05)		$0.72	$0.67	$—		($0.94)	($0.94)	$12.08	1.31%	1.05%	(0.42%)	5.86%	$5,288	72%
4/1/2017 - 3/31/2018	11.19	(0.05)		1.69	1.64	—		(0.48)	(0.48)	12.35	1.37%	1.05%	(0.40%)	14.80%	13,574	51%
4/1/2016 - 3/31/2017	9.64	(0.05)		1.80	1.75	—		(0.20)	(0.20)	11.19	1.68%	1.05%	(0.43%)	18.23%	13,321	49%
1/11/2016 - 3/31/2016	9.27	(0.01)		0.38	0.37	—		—	—	9.64	12.19%	1.05%	(0.45%)	3.99%	234	7%
Class S
4/1/2018 - 3/31/2019	$12.38	($0.04)		$0.72	$0.68	$—		($0.94)	($0.94)	$12.12	1.16%	0.90%	(0.27%)	5.92%	$2,287	72%
4/1/2017 - 3/31/2018	11.20	(0.03)		1.69	1.66	—		(0.48)	(0.48)	12.38	1.22%	0.90%	(0.25%)	14.97%	10,826	51%
4/1/2016 - 3/31/2017	9.63	(0.03)		1.80	1.77	(0.00	)(7)	(0.20)	(0.20)	11.20	1.53%	0.90%	(0.28%)	18.47%	9,680	49%
1/11/2016 - 3/31/2016	9.27	(0.00	)(7)	0.36	0.36	—		—	—	9.63	12.04%	0.90%	(0.29%)	3.88%	411	7%

(1)	For share classes that commenced operations after April 1, 2014, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)	The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6 and 7B in Notes to Financial Statements. The expense ratios for all the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of the underlying funds (see Note 1 in Notes to Financial Statements) in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest.
(5)	The total returns include reinvestment of all dividends and capital gain distributions, if any, and do not include deductions of any applicable sales charges. Total returns are not annualized for periods less than one full year.
(6)	Class R shares were converted to Class A shares on March 22, 2019 (see Note 1 in Notes to Financial Statements).
(7)	Reflects an amount rounding to less than $0.01 per share.
(8)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2019 are as follows:

Fund	Class A	Class C	Class I	Class P	Advisor Class
Pacific Funds Floating Rate Income	0.99%	1.69%	0.69%	0.69%	0.74%

(9)	Investor Class shares were converted to Class A shares on July 31, 2018 (see Note 1 in Notes to Financial Statements).
(10)	Includes $0.01 per share return of capital distribution.
(11)	Because of the change in fiscal year end from November 30 to March 31 for the Fund, the following periods are shown for the Fund prior to April 1, 2016: (i) the period from December 31, 2014 through November 30, 2015, which reflects the fiscal year end prior to the reorganization and (ii) the period from December 1, 2015 or class commencement date through March 31, 2016, which reflects the change in fiscal year end for the Fund upon the reorganization.

See Notes to Financial Statements

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, management investment company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2019, the Trust was comprised of thirty-four separate funds, seventeen of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Fund

Pacific FundsSM Portfolio Optimization Conservative (1)

Pacific FundsSM Portfolio Optimization Moderate-Conservative (1)

Pacific FundsSM Portfolio Optimization Moderate (1)

Pacific FundsSM Portfolio Optimization Growth (1)

Pacific FundsSM Portfolio Optimization Aggressive-Growth (1)

Pacific FundsSM Diversified Alternatives

Pacific FundsSM Short Duration Income (2)

Pacific FundsSM Core Income (2)

Pacific FundsSM Strategic Income (2)

Fund

Pacific FundsSM Floating Rate Income (2)

Pacific FundsSM High Income (2)

Pacific FundsSM Large-Cap (3)

Pacific FundsSM Large-Cap Value (3)

Pacific FundsSM Small/Mid-Cap (3)

Pacific FundsSM Small-Cap (3)

Pacific FundsSM Small-Cap Value (3)

Pacific FundsSM Small-Cap Growth (3)

(1)	These Funds are collectively known as the “Portfolio Optimization Funds”.
(2)	These Funds are collectively known as the “PF Fixed Income Funds”.
(3)	These Funds are collectively known as the “PF U.S. Equity Funds”.

The Portfolio Optimization Funds offer Class A, Class B, Class C, and Advisor Class shares. Pacific Funds Diversified Alternatives offers Class A, Class C, and Advisor Class shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 5.50% front-end sales charge; (ii) Class B shares are subject to a maximum 5.00% contingent deferred sales charge (“CDSC”); (iii) Class C shares are subject to a maximum 1.00% CDSC; and (iv) Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $50,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $1 million or more, although there is a CDSC of 1.00% on redemptions of such Class A shares within one year of purchase, which may be waived in certain circumstances. Class B shares were closed to any new or additional purchases (except through reinvestment of dividends and capital gains distributions) as of the close of business on July 31, 2017, and effective July 31, 2019, all Class B shares will be converted to Class A shares and Class B shares will be terminated. Effective March 22, 2019, all Class R shares in the Portfolio Optimization Funds were converted to Class A shares within each Fund, and Class R shares were concurrently terminated.

The PF Fixed Income Funds offer Class A, Class C, Class I, and Advisor Class shares. Additionally, Pacific Funds Core Income, Pacific Funds Floating Rate Income, and Pacific Funds High Income offer Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares of Pacific Funds Short Duration Income and Pacific Funds Floating Rate Income are subject to a maximum 3.00% front-end sales charge, and Class A shares of Pacific Funds Core Income, Pacific Funds Strategic Income, and Pacific Funds High Income are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class I, Class P, and Advisor Class shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances.

The PF U.S. Equity Funds offer Class A, Class C, Advisor Class, and Class S shares. Additionally, Pacific Funds Small-Cap Growth offers Class P shares. Each class is distinguished by its applicable sales charges and level of distribution and/or service fees (see Note 6) and in general: (i) Class A shares are subject to a maximum 4.25% front-end sales charge; (ii) Class C shares are subject to a maximum 1.00% CDSC; and (iii) Class P, Advisor Class, and Class S shares are sold at net asset value without a sales charge. The sales charge for Class A shares is reduced for purchases of $100,000 or more and may be waived in certain circumstances. There is no sales charge for Class A shares for purchases of $500,000 or more, although there is a CDSC of 1.00% of such Class A shares within one year of purchase, which may be waived in certain circumstances. Effective July 31, 2018, all Investor Class shares in the PF U.S. Equity Funds were converted to Class A shares within each Fund, and Investor Class shares were concurrently terminated.

The Trust’s distributor receives all net commissions (front-end sales charges and CDSCs) from the sales of all applicable share classes (see Note 6).

The Portfolio Optimization Funds invest their assets in Class P shares of certain other funds of the Trust (collectively, the “PF Underlying Funds”) as well as Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth. Pacific Funds Diversified Alternatives invests all of its assets in certain PF Underlying Funds and Class P shares of Pacific Funds Floating Rate Income.

There is a separate annual report containing the financial statements for the PF Underlying Funds, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-21.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The Trust’s Board of Trustees approved a plan of liquidation for Pacific Funds Diversified Alternatives which is expected to occur on or about July 31, 2019.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP. The following Accounting Standards Update (“ASU”) was implemented during this reporting cycle.

On August 28, 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. This update intends to improve the effectiveness of disclosure requirements on fair value measurements, including the consideration of costs and benefits. As a result of the implementation of ASU 2018-13, certain disclosures were removed from the Schedules of Investments and Note 3D.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

For the Portfolio Optimization Funds, Pacific Funds Diversified Alternatives, and PF U.S. Equity Funds, dividends on net investment income, if any, are generally declared and paid annually. For the PF Fixed Income Funds (except Pacific Funds Floating Rate Income), dividends on net investment income, if any, are generally declared and paid monthly. For Pacific Funds Floating Rate Income, dividends, if any, are generally declared daily and paid monthly. Dividends may be declared more or less frequently if advantageous to the specific Fund and its shareholders.

All realized capital gains are distributed at least annually for each Fund. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

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NOTES TO FINANCIAL STATEMENTS (Continued)

F. NEW PRONOUNCEMENTS NOT YET ADOPTED

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which requires the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has determined that this new accounting pronouncement will have no material impact on the financial statements of the Trust.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares and share classes. The price per share of each class of a Fund’s shares is called the NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.
Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Mutual Funds

Fund investments in affiliated or unaffiliated mutual funds are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of March 31, 2019, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Total Return Swaps – Total return swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2019, the Floating Rate Income Fund had unfunded loan commitments of $1,075,155 (see details in the Notes to Schedules of Investments).

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund of Funds Investments

The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are exposed to the same risks as the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth in direct proportion to the allocation of assets among those funds. This annual report contains information about the risks associated with investing in Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth. The annual report for the PF Underlying Funds contains information about the risks associated with investing in the PF Underlying Funds. Allocations among the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any one or several PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth (See Note 7C).

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. The exact time frame for the implementation of Brexit is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk

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PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk, and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2019, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments or repurchase agreements, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment

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value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below. The Portfolio Optimization Funds and Pacific Funds Diversified Alternatives are exposed to the same derivative risks as the applicable PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth in direct proportion to the allocation of assets among those funds. The annual report of the PF Underlying Funds discusses in further detail the derivative instruments and the reasons a PF Underlying Fund invested in derivatives during the reporting period.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in

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the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

None of the Funds presented in these financial statements held total return swaps as of March 31, 2019.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

None of the Funds presented in these financial statements were subject to enforceable master agreements with netting arrangements as of March 31, 2019.

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6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA manages the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives. PLFA also manages the PF Fixed Income Funds under the name Pacific Asset Management. For the PF U.S. Equity Funds, PLFA has retained another investment management firm to sub-advise each Fund, as discussed later in this section. PLFA receives investment advisory fees from each Fund which are based on the following annual percentage of the average daily net assets of each Fund:

Fund	Advisory Fee Rate	Advisory Fee Waiver Rate through July 31, 2019
Pacific Funds Portfolio Optimization Conservative Pacific Funds Portfolio Optimization Moderate-Conservative Pacific Funds Portfolio Optimization Moderate Pacific Funds Portfolio Optimization Growth Pacific Funds Portfolio Optimization Aggressive-Growth Pacific Funds Diversified Alternatives	0.20%	0.025% above $2 billion to $3 billion 0.050% on next $2 billion 0.075% on next $2.5 billion 0.100% on excess
Pacific Funds Short Duration Income	0.40%	0.025% above $1 billion to $2 billion 0.050% on next $1 billion 0.075% on excess
Pacific Funds Core Income	0.50%
Pacific Funds Strategic Income Pacific Funds High Income	0.60%
Pacific Funds Floating Rate Income	0.65%
Pacific Funds Large-Cap	0.65%	0.10%
Pacific Funds Large-Cap Value	0.65%
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value Pacific Funds Small-Cap Growth	0.85%

Pursuant to a Sub-Advisory Agreement, the Trust and PLFA engaged Rothschild & Co Asset Management US Inc. under PLFA’s supervision to act as sub-adviser for the PF U.S. Equity Funds. PLFA, as Investment Adviser to each PF U.S. Equity Fund, pays related management fees to Rothschild & Co Asset Management US Inc. as compensation for its sub-advisory services provided to each PF U.S. Equity Fund.

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust), to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust. Support services do not include services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pacific Life receives an administration fee from each Fund and applicable share class presented in these financial statements, which are based on the following annual percentage of average daily net assets of each Fund:

Fund	Share Class (1)	Administration Fee Rate
Portfolio Optimization Funds	A, B, C, R, and Advisor	0.15%
Pacific Funds Diversified Alternatives	A, C, and Advisor	0.15%
Pacific Funds Short Duration Income Pacific Funds Strategic Income	A, C, and Advisor	0.30%
	I	0.15%
Pacific Funds Core Income Pacific Funds Floating Rate Income Pacific Funds High Income	A, C, and Advisor	0.30%
	I and P	0.15%
PF U.S. Equity Funds	A, C, Advisor, and Investor	0.30%
	S	0.15%
Pacific Funds Small-Cap Growth	P	0.15%

(1)	Investor Class shares were converted to Class A shares on July 31, 2018, and Class R shares were converted to Class A shares on March 22, 2019 (see Note 1 in Notes to Financial Statements).

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Distributor receives distribution and service fees pursuant to class-specific distribution and service plans, each adopted in accordance with Rule 12b-1 (“12b-1”) under the 1940 Act (together the “12b-1 Plans”) for

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NOTES TO FINANCIAL STATEMENTS (Continued)

Class B, C, and R shares. The Distributor also receives service fees pursuant to a non-12b-1 service plan for Class A shares (“Class A Plan”). The Distributor receives distribution and/or service fees from each Fund and applicable share class presented in these financial statements, which are based on the following annual percentages of average daily net assets:

Plan	Share Class	Distribution Fee Rate	Service Fee Rate
12b-1 Plans	B and C	0.75%	0.25%
	R (1)	0.25%	0.25%
	Investor (1)	0.25%
Class A Plan	A		0.25%

(1)	Investor Class shares were converted to Class A shares on July 31, 2018, and Class R shares were converted to Class A shares on March 22, 2019 (see Note 1 in Notes to Financial Statements).

There are no distribution and service fees for Class I, Class P, Advisor Class, and Class S shares. The distribution and service fees are accrued daily. For the fiscal year ended March 31, 2019, the Distributor, acting as underwriter, received net commissions (front-end sales charges) of $5,678,507 from the sale of Class A shares and received $262,379 in CDSC from redemptions of Class A, B, and C shares.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES, DISTRIBUTION AND/OR SERVICE FEES, AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, the distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the fiscal year ended March 31, 2019 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2019 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees and expenses; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of each Fund’s business. The expense caps for each Fund and share class presented in these financial statements are as follows:

Fund	Share Class (1)	Expense Caps
Portfolio Optimization Funds	A, B, C, R, and Advisor	0.15% through 7/31/2019 and 0.30% thereafter through 7/31/2023
Pacific Funds Short Duration Income	A, C, I, and Advisor	0.10% through 7/31/2019
Pacific Funds Core Income	A and C	0.10% through 7/31/2019
	I, Advisor, and P	0.05% through 7/31/2019
Pacific Funds Strategic Income	A and Advisor	0.10% through 7/31/2019
	C and I	0.05% through 7/31/2019
Pacific Funds Floating Rate Income	A and Advisor	0.10% through 7/31/2019
	C, I, and P	0.05% through 7/31/2019
Pacific Funds High Income	A, I, Advisor, and P	0.10% through 7/31/2019
	C	0.05% through 7/31/2019
Pacific Funds Diversified Alternatives	A, C, and Advisor	0.40% through 7/31/2019
Pacific Funds Large-Cap Pacific Funds Large-Cap Value	A	0.20% through 7/31/2020
	C, Advisor, and Investor	0.20% through 7/31/2019
	S	0.10% through 7/31/2019
Pacific Funds Small/Mid-Cap Pacific Funds Small-Cap Pacific Funds Small-Cap Value	A	0.20% through 7/31/2020
	C and Advisor	0.20% through 7/31/2019
	Investor	0.25% through 7/31/2019
	S	0.15% through 7/31/2019
Pacific Funds Small-Cap Growth	A	0.15% through 7/31/2020
	C, Advisor, and P	0.20% through 7/31/2019
	Investor	0.15% through 7/31/2019
	S	0.05% through 7/31/2019

(1)	Investor Class shares were converted to Class A shares on July 31, 2018, and Class R shares were converted to Class A shares on March 22, 2019 (see Note 1 in Notes to Financial Statements).

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from

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NOTES TO FINANCIAL STATEMENTS (Continued)

the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund presented in these financial statements for the fiscal year ended March 31, 2019 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2019 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2019 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

Fund	3/31/2020	3/31/2021	3/31/2022
Pacific Funds Portfolio Optimization Conservative	$290,877	$250,155	$230,770
Pacific Funds Portfolio Optimization Moderate-Conservative	376,333	334,819	305,325
Pacific Funds Portfolio Optimization Moderate	946,295	841,944	774,354
Pacific Funds Portfolio Optimization Growth	694,650	646,561	602,203
Pacific Funds Portfolio Optimization Aggressive-Growth	256,470	256,481	253,140
Pacific Funds Diversified Alternatives	28,564	4,935	—
Pacific Funds Short Duration Income	600,137	1,000,932	1,385,844
Pacific Funds Core Income	1,321,088	2,102,504	1,843,904
Pacific Funds Strategic Income	587,614	1,246,313	1,612,421
Pacific Funds Floating Rate Income	1,512,901	3,114,566	4,391,138
Pacific Funds High Income	118,054	119,953	169,374
Pacific Funds Large-Cap	136,174	87,705	85,164
Pacific Funds Large-Cap Value	157,996	111,953	98,891
Pacific Funds Small/Mid-Cap	202,048	341,697	493,273
Pacific Funds Small-Cap	135,916	88,698	94,696
Pacific Funds Small-Cap Value	161,192	104,441	90,131
Pacific Funds Small-Cap Growth	150,256	107,736	103,024

Total	$7,676,565	$10,761,393	$12,533,652

During the fiscal year ended March 31, 2019, PLFA recouped $20,655 from Pacific Funds Diversified Alternatives under the expense limitation agreement. There was no recoupment of expense reimbursement by PLFA from any other Funds presented in these financial statements for the fiscal year ended March 31, 2019.

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2019, each of the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives (aggregate of all share classes) owned Class P shares in each of the applicable affiliated PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth. A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended March 31, 2019 is as follows:

Fund/Underlying Fund	Beginning Value as of April 1, 2018	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2019
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Conservative
Pacific Funds Core Income	$12,008,188	$1,304,895	$346,912	$6,019,919	($258,818)	$217,226	$7,598,484	719,553
Pacific Funds Floating Rate Income	10,788,557	271,470	457,500	4,974,374	(76,695)	(110,237)	6,356,221	642,043
Pacific Funds High Income	13,332,629	8,331,744	582,310	5,490,781	(65,876)	(71,222)	16,618,804	1,665,211
PF Inflation Managed	22,457,862	528,693	558,809	9,221,581	(59,776)	(139,395)	14,124,612	1,603,248
PF Managed Bond	108,532,267	7,610,463	3,040,694	25,010,160	(771,698)	500,501	93,902,067	8,892,241
PF Short Duration Bond	40,140,896	13,032,521	656,964	17,363,664	(137,073)	718,995	37,048,639	3,730,981
PF Emerging Markets Debt	12,362,023	4,144,160	201,566	3,762,375	(206,910)	13,371	12,751,835	1,390,604
Pacific Funds Small-Cap Growth	—	1,117,793	—	283,986	20,454	(93,338)	760,923	62,990
PF Comstock (4)	4,391,519	1,922	—	4,622,244	2,624,866	(2,396,063)	—	—
PF Developing Growth	—	562,545	—	54,762	(4,621)	(4,757)	498,405	27,043
PF Growth	2,177,824	2,305,215	—	2,374,694	1,119,578	(904,207)	2,323,716	85,494
PF Large-Cap Growth (4)	431,220	192	—	474,559	231,702	(188,555)	—	—
PF Large-Cap Value	5,438,384	1,109,193	53,302	2,129,515	2,150,873	(1,953,453)	4,668,784	390,693
PF Multi-Asset	28,274,555	22,727,990	592,903	15,109,836	(468,311)	1,417,168	37,434,469	3,815,950
PF Small-Cap Value	1,469,882	227,692	4,319	400,016	288,243	(334,561)	1,255,559	152,930
PF Main Street Core (4)	1,735,705	769	—	1,833,744	1,138,476	(1,041,206)	—	—
PF Mid-Cap Equity	736,134	321	—	780,526	450,159	(406,088)	—	—
PF Mid-Cap Value (4)	4,689,761	2,050	—	4,795,169	1,119,128	(1,015,770)	—	—
PF Emerging Markets	7,523,652	2,251,876	25,718	4,284,274	1,050,896	(1,464,375)	5,103,493	346,940
PF International Large-Cap	5,745,646	1,465,748	13,906	5,885,243	1,541,462	(1,485,480)	1,396,039	120,141
PF International Small-Cap	3,013,395	399,268	12,233	1,739,896	(257,689)	(154,890)	1,272,421	132,682
PF International Value	2,434,976	1,455,439	37,528	2,373,894	695,671	(873,904)	1,375,816	183,198
PF Real Estate	1,539,980	2,595,321	48,836	616,828	127,037	183,020	3,877,366	316,262
PF Currency Strategies	5,609,576	627,109	—	2,486,566	(150,573)	196,981	3,796,527	412,666
PF Equity Long/Short	5,580,935	2,198,185	88,035	3,103,509	(580,343)	(380,671)	3,802,632	485,030
PF Global Absolute Return (4)	5,670,880	409,108	—	5,576,830	(520,554)	17,396	—	—
	$306,086,446	$74,681,682	$6,721,535	$130,768,945	$8,999,608	($9,753,514)	$255,966,812

D-12

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2018	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2019
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Moderate-Conservative
Pacific Funds Core Income	$15,100,997	$955,614	$412,943	$7,590,547	($316,037)	$259,195	$8,822,165	835,432
Pacific Funds Floating Rate Income	16,022,369	189,764	670,511	9,200,969	(158,419)	(107,039)	7,416,217	749,113
Pacific Funds High Income	11,598,181	13,232,313	628,941	2,948,808	(64,915)	(88,337)	22,357,375	2,240,218
PF Inflation Managed	18,850,021	447,912	500,466	10,252,777	(77,592)	(110,752)	9,357,278	1,062,120
PF Managed Bond	136,762,116	11,129,677	3,521,587	41,836,699	(1,400,178)	974,436	109,150,939	10,336,263
PF Short Duration Bond	31,521,230	16,873,525	626,035	19,692,901	(71,500)	534,690	29,791,079	3,000,109
PF Emerging Markets Debt	16,056,221	8,088,298	267,369	7,389,867	(406,154)	110,250	16,726,117	1,824,004
Pacific Funds Small-Cap Growth	1,509,760	1,800,037	—	2,188,457	65,854	(78,358)	1,108,836	91,791
PF Comstock (4)	11,118,411	6,069	—	11,703,487	5,318,267	(4,739,260)	—	—
PF Developing Growth	652,667	786,181	—	861,633	42,625	106,434	726,274	39,407
PF Growth	2,330,560	9,735,447	—	2,618,058	1,798,716	(1,463,403)	9,783,262	359,943
PF Large-Cap Growth (4)	2,348,242	1,309	—	2,584,861	1,282,835	(1,047,525)	—	—
PF Large-Cap Value	12,587,390	16,586,825	75,876	8,201,163	5,424,784	(5,143,390)	21,330,322	1,784,964
PF Multi-Asset	71,419,307	61,787,867	1,553,843	55,289,674	(1,501,678)	3,582,475	81,552,140	8,313,164
PF Main Street Core (4)	10,528,986	5,831	—	11,124,917	5,448,379	(4,858,279)	—	—
PF Mid-Cap Equity	2,840,731	1,547	—	3,012,429	1,492,029	(1,321,878)	—	—
PF Mid-Cap Value (4)	6,957,566	3,808	—	7,114,239	1,631,022	(1,478,157)	—	—
PF Small-Cap Value	4,388,500	667,817	12,738	1,277,590	873,311	(1,005,596)	3,659,180	445,698
PF Emerging Markets	17,886,152	4,442,342	75,811	8,511,279	2,563,184	(3,441,123)	13,015,087	884,778
PF International Large-Cap	12,990,756	4,830,089	40,994	11,603,230	4,986,379	(4,771,861)	6,473,127	557,068
PF International Small-Cap	8,945,799	1,417,863	36,066	5,446,029	(701,555)	(543,538)	3,708,606	386,716
PF International Value	9,943,151	5,172,519	102,734	7,613,149	2,088,060	(2,585,107)	7,108,208	946,499
PF Real Estate	4,571,967	5,679,580	108,003	1,727,839	140,533	646,342	9,418,586	768,237
PF Currency Strategies	8,332,641	810,248	—	3,681,811	(242,570)	314,492	5,533,000	601,413
PF Equity Long/Short	8,288,482	3,315,115	129,765	4,767,329	(899,049)	(525,234)	5,541,750	706,856
PF Global Absolute Return (4)	8,422,793	642,109	—	8,321,088	(746,837)	3,023	—	—
	$451,974,996	$168,609,706	$8,763,682	$256,560,830	$26,569,494	($26,777,500)	$372,579,548

Pacific Funds Portfolio Optimization Moderate
Pacific Funds Core Income	$29,863,502	$1,718,136	$809,636	$14,290,849	($642,535)	$548,572	$18,006,462	1,705,157
Pacific Funds Floating Rate Income	20,353,016	499,172	809,021	9,885,793	(121,346)	(194,222)	11,459,848	1,157,560
Pacific Funds High Income	33,708,038	23,837,724	1,542,948	12,584,815	(172,570)	(207,873)	46,123,452	4,621,588
PF Inflation Managed	27,244,820	389,848	746,214	16,493,364	(150,335)	(154,761)	11,582,422	1,314,690
PF Managed Bond	264,563,772	23,816,188	6,887,056	75,105,060	(2,485,528)	1,901,064	219,577,492	20,793,323
PF Short Duration Bond	40,623,281	49,351,594	1,005,779	22,743,200	(11,859)	915,096	69,140,691	6,962,809
PF Emerging Markets Debt	27,187,923	2,921,640	363,203	6,778,984	(366,211)	(322,940)	23,004,631	2,508,684
Pacific Funds Small-Cap Growth	9,630,161	5,607,812	—	8,621,452	82,721	163,667	6,862,909	568,122
PF Comstock (4)	37,382,885	14,452	—	39,353,930	16,370,294	(14,413,701)	—	—
PF Developing Growth	3,232,758	2,372,589	—	1,825,390	279,155	435,968	4,495,080	243,900
PF Growth	67,208,407	27,604,291	13,159	17,974,616	3,987,784	5,330,425	86,169,450	3,170,326
PF Large-Cap Growth (4)	17,088,528	6,727	—	18,814,005	9,151,981	(7,433,231)	—	—
PF Large-Cap Value	47,781,415	40,126,960	993,220	15,340,996	20,981,697	(18,860,392)	75,681,904	6,333,214
PF Multi-Asset	303,577,481	181,558,524	5,825,282	100,006,397	(3,875,474)	13,949,958	401,029,374	40,879,651
PF Main Street Core (4)	50,936,766	19,933	—	53,827,910	21,970,718	(19,099,507)	—	—
PF Mid-Cap Equity	12,957,985	4,983	—	13,742,693	5,232,856	(4,453,131)	—	—
PF Mid-Cap Value (4)	34,830,270	13,455	—	35,613,186	8,084,026	(7,314,565)	—	—
PF Small-Cap Value	32,641,447	4,021,232	97,256	13,074,321	5,989,727	(7,028,753)	22,646,588	2,758,415
PF Emerging Markets	66,250,540	10,917,676	308,866	28,249,454	8,866,789	(12,062,860)	46,031,557	3,129,270
PF International Large-Cap	42,435,927	9,889,964	420,926	32,789,806	16,929,781	(17,427,245)	19,459,547	1,674,660
PF International Small-Cap	33,146,658	4,413,078	137,753	21,615,353	(3,103,599)	(1,501,586)	11,476,951	1,196,762
PF International Value	42,201,525	8,907,766	1,120,497	26,097,794	5,561,800	(9,696,169)	21,997,625	2,929,111
PF Real Estate	13,566,494	17,422,904	329,913	4,539,977	1,668,436	697,435	29,145,205	2,377,260
PF Currency Strategies	23,314,463	44,091	—	9,333,179	(714,315)	957,489	14,268,549	1,550,929
PF Equity Long/Short	21,894,327	8,484,624	353,720	12,598,076	(2,453,733)	(1,389,815)	14,291,047	1,822,838
PF Global Absolute Return (4)	22,242,579	1,635,261	—	21,871,287	(1,630,140)	(376,413)	—	—
	$1,325,864,968	$425,600,624	$21,764,449	$633,171,887	$109,430,120	($97,037,490)	$1,152,450,784

D-13

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund/Underlying Fund	Beginning Value as of April 1, 2018	Purchase Cost (1)	Distributions Received and Reinvested (2)	Sales Proceeds	Net Realized Gain (Loss) (3)	Change in Unrealized Appreciation (Depreciation)	As of March 31, 2019
							Ending Value	Shares Balance
Pacific Funds Portfolio Optimization Growth
Pacific Funds Core Income	$9,763,241	$1,610,600	$273,311	$5,796,080	($236,405)	$206,822	$5,821,489	551,278
Pacific Funds Floating Rate Income	10,270,420	263,854	376,743	6,362,150	(72,919)	(58,594)	4,417,354	446,197
Pacific Funds High Income	10,228,959	18,232,572	582,508	2,250,929	(49,739)	(74,263)	26,669,108	2,672,255
PF Inflation Managed	5,165,217	313,748	142,109	1,119,499	(6,346)	(30,518)	4,464,711	506,778
PF Managed Bond	88,559,419	18,429,960	2,139,512	38,857,930	(1,314,440)	1,168,279	70,124,800	6,640,606
PF Short Duration Bond	—	42,289,087	342,146	25,161,427	64,510	233,663	17,767,979	1,789,323
PF Emerging Markets Debt	20,604,556	1,830,630	276,659	8,883,872	(416,369)	(110,155)	13,301,449	1,450,540
Pacific Funds Small-Cap Growth	10,727,966	4,427,839	—	4,974,862	470,354	(69,271)	10,582,026	875,996
PF Comstock (4)	47,629,727	43,885	—	50,160,798	17,123,715	(14,636,529)	—	—
PF Developing Growth	3,930,872	3,575,521	—	1,424,936	57,538	791,944	6,930,939	376,068
PF Growth	100,139,562	2,495,416	14,646	58,092,298	6,166,455	5,832,907	56,556,688	2,080,820
PF Large-Cap Growth (4)	16,756,209	15,835	—	18,457,461	8,824,199	(7,138,782)	—	—
PF Large-Cap Value	61,938,367	28,936,063	1,135,640	41,644,317	20,821,992	(18,543,517)	52,644,228	4,405,375
PF Multi-Asset	242,328,530	235,776,161	5,462,931	51,844,268	(2,487,611)	10,092,632	439,328,375	44,783,728
PF Main Street Core (4)	53,064,448	49,766	—	56,101,141	21,612,313	(18,625,386)	—	—
PF Mid-Cap Equity	9,818,882	9,049	—	10,418,488	3,931,959	(3,341,402)	—	—
PF Mid-Cap Value (4)	19,899,376	18,549	—	20,357,771	4,615,478	(4,175,632)	—	—
PF Small-Cap Value	29,677,556	4,347,054	89,009	6,943,789	6,576,996	(7,556,886)	26,189,940	3,190,005
PF Emerging Markets	60,251,593	14,485,719	294,120	23,503,323	7,844,911	(10,577,137)	48,795,883	3,317,191
PF International Large-Cap	45,115,963	6,845,248	458,293	28,555,991	18,025,801	(18,061,921)	23,827,393	2,050,550
PF International Small-Cap	30,151,859	4,198,759	126,044	21,551,026	(2,435,763)	(1,641,739)	8,848,134	922,642
PF International Value	62,945,157	6,961,103	1,215,138	40,110,957	7,710,012	(12,194,433)	26,526,020	3,532,093
PF Real Estate	15,419,418	18,010,547	251,326	8,804,215	2,545,587	(459,414)	26,963,249	2,199,286
PF Currency Strategies	13,485,480	167,271	—	4,987,054	(308,461)	443,082	8,800,318	956,556
PF Equity Long/Short	13,539,320	5,682,857	220,571	8,245,019	(1,623,892)	(759,701)	8,814,136	1,124,252
PF Global Absolute Return (4)	13,765,686	1,131,264	—	13,655,186	(931,665)	(310,099)	—	—
	$995,177,783	$420,148,357	$13,400,706	$558,264,787	$116,508,210	($99,596,050)	$887,374,219

Pacific Funds Portfolio Optimization Aggressive-Growth
Pacific Funds Core Income	$—	$313,940	$2,509	$10,307	$92	$8,073	$314,307	29,764
Pacific Funds Floating Rate Income	3,463,583	111,175	127,178	3,661,456	(55,399)	18,720	3,801	384
Pacific Funds High Income	—	1,563,878	4,170	11,313	17	3,119	1,559,871	156,300
PF Managed Bond	24,042	4,411,157	—	167,953	1,479	120,266	4,388,991	415,624
PF Short Duration Bond	—	5,693,584	23,721	4,205,568	26,658	20,485	1,558,880	156,987
PF Emerging Markets Debt	3,456,106	444,664	48,569	2,268,201	(113,104)	(12,027)	1,556,007	169,685
Pacific Funds Small-Cap Growth	4,903,851	1,628,397	—	2,094,665	230,349	(25,966)	4,641,966	384,269
PF Comstock (4)	16,355,050	66,051	—	17,280,515	6,466,138	(5,606,724)	—	—
PF Developing Growth	1,649,781	1,583,057	—	550,851	177,117	181,373	3,040,477	164,974
PF Growth	34,863,767	1,605,969	7,573	9,763,471	2,373,655	2,417,021	31,504,514	1,159,106
PF Large-Cap Growth (4)	13,397,863	55,376	—	14,810,591	5,986,879	(4,629,527)	—	—
PF Large-Cap Value	27,201,526	9,404,060	456,549	21,539,647	9,691,219	(8,432,641)	16,781,066	1,404,273
PF Multi-Asset	87,733,392	99,910,256	1,998,180	15,894,576	(777,861)	3,809,232	176,778,623	18,020,247
PF Main Street Core (4)	20,845,041	85,400	—	22,112,380	8,071,578	(6,889,639)	—	—
PF Mid-Cap Equity	4,958,077	20,016	—	5,278,504	1,915,516	(1,615,105)	—	—
PF Mid-Cap Value (4)	4,427,120	18,015	—	4,543,806	1,037,089	(938,418)	—	—
PF Small-Cap Value	13,341,629	6,771,556	41,713	2,921,022	2,926,608	(3,310,916)	16,849,568	2,052,323
PF Emerging Markets	23,672,464	4,478,040	123,900	8,514,185	2,788,831	(3,868,230)	18,680,820	1,269,940
PF International Large-Cap	19,109,882	989,721	224,703	13,213,306	8,219,676	(8,362,502)	6,968,174	599,671
PF International Small-Cap	11,811,550	1,871,563	51,675	7,443,824	(1,073,910)	(559,411)	4,657,643	485,677
PF International Value	26,144,575	862,395	595,218	17,644,831	2,736,433	(4,758,439)	7,935,351	1,056,638
PF Real Estate	5,190,610	4,876,054	117,658	1,584,619	587,610	275,173	9,462,486	771,818
PF Currency Strategies	3,509,231	110,558	—	1,341,278	(43,086)	80,848	2,316,273	251,769
PF Equity Long/Short	3,381,718	1,484,555	57,402	1,995,784	(395,819)	(212,160)	2,319,912	295,907
PF Global Absolute Return (4)	3,448,337	313,055	—	3,442,945	(240,454)	(77,993)	—	—
	$332,889,195	$148,672,492	$3,880,718	$182,295,598	$50,537,311	($42,365,388)	$311,318,730

Pacific Funds Diversified Alternatives
Pacific Funds Floating Rate Income	$3,683,217	$1,048,408	$179,812	$2,287,604	($20,465)	($65,646)	$2,537,722	256,336
PF Inflation Managed	2,056,202	579,420	55,199	1,236,543	(28,202)	(1,258)	1,424,818	161,727
PF Emerging Markets Debt	6,089,353	1,153,303	77,912	2,881,304	(223,902)	29,332	4,244,694	462,889
PF Emerging Markets	2,799,853	2,636,368	4,746	3,038,911	34,672	(171,841)	2,264,887	153,969
PF International Small-Cap	2,775,316	821,853	10,127	1,249,648	(180,672)	(200,520)	1,976,456	206,096
PF Real Estate	1,228,163	2,490,853	44,267	1,231,638	100,112	236,652	2,868,409	233,965
PF Currency Strategies	8,334,492	7,574,240	—	6,033,915	(128,284)	82,529	9,829,062	1,068,376
PF Equity Long/Short	4,411,448	1,816,494	57,543	2,446,434	(377,762)	(367,317)	3,093,972	394,639
PF Global Absolute Return (4)	9,387,866	2,823,823	—	11,322,150	(773,458)	(116,081)	—	—
	$40,765,910	$20,944,762	$429,606	$31,728,147	($1,597,961)	($574,150)	$28,240,020

(1)	Purchase cost excludes distributions received and reinvested, if any.
(2)

Distributions received include distributions from net investment income, if any, from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth.

D-14

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

(3)

Net realized gain (loss) includes capital gains distributions from the PF Underlying Funds, Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and/or Pacific Funds Small-Cap Growth, if any.

(4)

All shares in the PF Comstock, PF Large-Cap Growth, PF Main Street Core, PF Mid-Cap Equity, PF Mid-Cap Value, and PF Global Absolute Return Funds were fully redeemed during the fiscal year ended March 31, 2019.

As of March 31, 2019, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Fund	Ownership Percentage
Pacific Funds Large-Cap Value	40.20%
Pacific Funds Small-Cap Value	37.20%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. A Trustee who defers compensation has the ability to select credit rate options that track the performance, at NAV of Class A of certain series of the Trust without a sales load or at NAV of Class I shares of the Pacific Select Fund. Pacific Select Fund is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Select Fund. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended March 31, 2019, such expenses increased by $6,196 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2019, the total amount in the DCP Liability accounts for all applicable Funds presented in these financial statements was $42,280.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended March 31, 2019, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Pacific Funds Short Duration Income	$—	$8,672,559	($90,280)
Pacific Funds Core Income	—	21,520,873	(154,729)

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $200,000,000 ($125,000,000 prior to November 30, 2018) committed revolving line of credit agreement with a syndicate of banks, which is renewed annually. The committed line of credit applies to Pacific Funds Floating Rate Income only. The interest rate on borrowing under the line of credit agreement is the higher of the Federal Funds effective rate, plus 1.20%. Pacific Funds Floating Rate Income paid an upfront fee of 0.025% and pays a commitment fee equal to 0.20% (0.25% prior to November 30, 2018) per annum on the daily unused portion of the committed line up to a maximum, including upfront fee, of $450,000 ($312,500 prior to November 30, 2018). As of March 31, 2019, the actual interest rate on borrowing by the Trust was 3.58%. The commitment fees and interest incurred by Pacific Funds Floating Rate Income are recorded as an expense. For the fiscal year ended March 31, 2019, Pacific Funds Floating Rate Income had no loans outstanding in connection with this revolving line of credit.

D-15

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended March 31, 2019, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Pacific Funds Portfolio Optimization Conservative	$—	$—	$84,344,006	$130,768,945
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	183,705,254	256,560,830
Pacific Funds Portfolio Optimization Moderate	—	—	502,848,434	633,171,887
Pacific Funds Portfolio Optimization Growth	—	—	491,861,764	558,264,787
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	178,152,181	182,295,598
Pacific Funds Diversified Alternatives	—	—	21,894,232	31,728,147
Pacific Funds Short Duration Income	67,801,152	—	461,895,346	245,471,429
Pacific Funds Core Income	199,495,198	175,914,273	376,229,055	494,054,752
Pacific Funds Strategic Income	40,631,484	44,562,969	509,513,823	491,460,489
Pacific Funds Floating Rate Income	—	—	2,468,520,579	2,101,187,452
Pacific Funds High Income	—	—	80,419,226	44,364,418
Pacific Funds Large-Cap	—	—	15,924,353	14,959,507
Pacific Funds Large-Cap Value	—	—	10,534,088	21,567,758
Pacific Funds Small/Mid-Cap	—	—	225,319,604	91,080,353
Pacific Funds Small-Cap	—	—	12,531,679	13,973,950
Pacific Funds Small-Cap Value	—	—	13,165,098	22,173,783
Pacific Funds Small-Cap Growth	—	—	39,618,268	58,777,529

10. FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year or period ended March 31, 2019, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for short-term capital gain distributions received, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, for tax purposes as of March 31, 2019:

		Distributable Earning		Late-Year Ordinary and Post-October Losses Deferrals
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
Pacific Funds Portfolio Optimization Conservative	$—	$78,457	$474,053	$—	$—	$—	$—
Pacific Funds Portfolio Optimization Moderate-Conservative	—	—	1,191,046	265,871	—	—	265,871
Pacific Funds Portfolio Optimization Moderate	—	—	36,583,909	1,286,457	—	—	1,286,457
Pacific Funds Portfolio Optimization Growth	—	—	41,074,489	1,624,522	—	—	1,624,522
Pacific Funds Portfolio Optimization Aggressive-Growth	—	—	17,856,281	364,724	—	—	364,724
Pacific Funds Diversified Alternatives	(1,184,816)	4,512	—	—	—	—	—
Pacific Funds Short Duration Income	(2,538,276)	345,628	—	—	—	—	—
Pacific Funds Core Income	(22,574,194)	572,189	—	—	—	—	—
Pacific Funds Strategic Income	(10,252,266)	747,906	—	—	—	—	—
Pacific Funds Floating Rate Income	(54,035,929)	1,425,793	—	—	—	—	—
Pacific Funds High Income	(9,624,106)	84,552	—	—	—	—	—
Pacific Funds Large-Cap	—	43,380	—	—	181,330	—	181,330
Pacific Funds Large-Cap Value	—	77,863	1,291,253	—	319,187	—	319,187
Pacific Funds Small/Mid-Cap	—	117,516	—	—	3,050,463	1,826,908	4,877,371
Pacific Funds Small-Cap	—	—	—	16,454	619,130	—	635,584
Pacific Funds Small-Cap Value	—	—	—	4,052	438,737	—	442,789
Pacific Funds Small-Cap Growth	—	—	—	58,336	1,213,535	—	1,271,871

D-16

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Accumulated capital losses represent net capital loss carryovers as of March 31, 2019 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2019 and capital loss carryover from prior years utilized during the year or period ended March 31, 2019:

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2019
Fund	Short Term	Long Term
Pacific Funds Diversified Alternatives	($790,301)	($394,515)	($1,184,816)	$—
Pacific Funds Short Duration Income	(694,385)	(1,843,891)	(2,538,276)	—
Pacific Funds Core Income	(8,959,078)	(13,615,116)	(22,574,194)	—
Pacific Funds Strategic Income	(2,725,800)	(7,526,466)	(10,252,266)	680,941
Pacific Funds Floating Rate Income	(8,051,085)	(45,984,844)	(54,035,929)	—
Pacific Funds High Income	(3,919,736)	(5,704,370)	(9,624,106)	—

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of March 31, 2019, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (2)	Net Unrealized Appreciation (Depreciation)
Pacific Funds Portfolio Optimization Conservative	$255,408,161	$5,057,374	($4,498,723)	$558,651	$—	$558,651
Pacific Funds Portfolio Optimization Moderate-Conservative	369,561,121	8,372,777	(5,354,350)	3,018,427	—	3,018,427
Pacific Funds Portfolio Optimization Moderate	1,103,714,358	64,510,937	(15,774,511)	48,736,426	—	48,736,426
Pacific Funds Portfolio Optimization Growth	833,419,003	66,213,056	(12,257,840)	53,955,216	—	53,955,216
Pacific Funds Portfolio Optimization Aggressive-Growth	286,933,585	30,039,865	(5,654,720)	24,385,145	—	24,385,145
Pacific Funds Diversified Alternatives	29,362,113	520,000	(1,642,093)	(1,122,093)	—	(1,122,093)
Pacific Funds Short Duration Income	727,069,543	5,150,962	(1,822,884)	3,328,078	—	3,328,078
Pacific Funds Core Income	626,334,048	9,782,434	(4,599,947)	5,182,487	—	5,182,487
Pacific Funds Strategic Income	594,730,475	7,679,127	(12,901,377)	(5,222,250)	(1,655)	(5,223,905)
Pacific Funds Floating Rate Income	1,859,930,742	2,276,963	(27,677,770)	(25,400,807)	(44,140)	(25,444,947)
Pacific Funds High Income	135,285,432	1,211,651	(1,649,774)	(438,123)	(165)	(438,288)
Pacific Funds Large-Cap	16,976,052	3,342,037	(574,438)	2,767,599	—	2,767,599
Pacific Funds Large-Cap Value	15,003,690	3,826,668	(429,259)	3,397,409	—	3,397,409
Pacific Funds Small/Mid-Cap	342,426,994	48,687,230	(16,649,517)	32,037,713	—	32,037,713
Pacific Funds Small-Cap	17,865,579	3,122,130	(1,197,444)	1,924,686	—	1,924,686
Pacific Funds Small-Cap Value	15,882,756	2,592,621	(1,157,416)	1,435,205	—	1,435,205
Pacific Funds Small-Cap Growth	30,278,105	7,753,935	(2,544,307)	5,209,628	—	5,209,628

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.
(2)	Other includes net appreciation or depreciation on derivatives, short sales, and foreign currencies, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2015.

D-17

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gains distributions to shareholders during the fiscal years ended March 31, 2019 and 2018, were as follows:

	For the Year Ended March 31, 2019			For the Year Ended March 31, 2018
Fund	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
Pacific Funds Portfolio Optimization Conservative	$4,642,221	$23,187,289	$27,829,510	$5,864,391	$—	$5,864,391
Pacific Funds Portfolio Optimization Moderate-Conservative	6,200,006	57,672,779	63,872,785	8,726,055	4,984,858	13,710,913
Pacific Funds Portfolio Optimization Moderate	19,771,780	190,255,666	210,027,446	19,841,711	28,960,888	48,802,599
Pacific Funds Portfolio Optimization Growth	13,505,156	162,160,174	175,665,330	13,468,839	24,973,889	38,442,728
Pacific Funds Portfolio Optimization Aggressive-Growth	4,899,802	54,028,116	58,927,918	3,290,514	9,452,563	12,743,077
Pacific Funds Diversified Alternatives	200,331	211,070	411,401	642,859	—	642,859
Pacific Funds Short Duration Income	13,498,890	—	13,498,890	7,264,060	—	7,264,060
Pacific Funds Core Income	20,673,956	—	20,673,956	20,400,769	—	20,400,769
Pacific Funds Strategic Income	25,561,308	—	25,561,308	16,016,399	—	16,016,399
Pacific Funds Floating Rate Income	89,807,013	—	89,807,013	51,890,071	—	51,890,071
Pacific Funds High Income	3,988,717	—	3,988,717	1,400,258	—	1,400,258
Pacific Funds Large-Cap	262,635	636,907	899,542	99,599	91,459	191,058
Pacific Funds Large-Cap Value	468,565	1,464,784	1,933,349	787,226	285,516	1,072,742
Pacific Funds Small/Mid-Cap	23,990	6,986,929	7,010,919	158,695	46,194	204,889
Pacific Funds Small-Cap	171,014	887,627	1,058,641	130,030	129,971	260,001
Pacific Funds Small-Cap Value	528,529	3,453,991	3,982,520	2,228,046	692,924	2,920,970
Pacific Funds Small-Cap Growth	555,700	4,368,444	4,924,144	508,907	1,004,117	1,513,024

12. RECLASSIFICATIONS OF ACCOUNTS

During the fiscal year ended March 31, 2019, reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2019. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to non-deductible expenses, swap income, redesignation of dividends paid, partnerships, defaulted bonds, and short-term capital gains received under Federal tax rules, versus U.S. GAAP. The calculation net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
Pacific Funds Portfolio Optimization Conservative	($17)	$462,588	($462,571)
Pacific Funds Portfolio Optimization Moderate-Conservative	(39)	1,274,662	(1,274,623)
Pacific Funds Portfolio Optimization Moderate	(145)	7,816,687	(7,816,542)
Pacific Funds Portfolio Optimization Growth	(95)	6,935,703	(6,935,608)
Pacific Funds Portfolio Optimization Aggressive-Growth	38	3,597,653	(3,597,691)
Pacific Funds Diversified Alternatives	—	56,219	(56,219)
Pacific Funds Short Duration Income	—	(49,938)	49,938
Pacific Funds Core Income	—	(49,272)	49,272
Pacific Funds Strategic Income	(3,636)	(105,847)	109,483
Pacific Funds High Income	(606)	1,467	(861)
Pacific Funds Large-Cap	—	(257)	257
Pacific Funds Large-Cap Value	—	(198)	198
Pacific Funds Small/Mid-Cap	—	(398)	398
Pacific Funds Small-Cap	(855)	10,710	(9,855)
Pacific Funds Small-Cap Value	—	(437)	437
Pacific Funds Small-Cap Growth	(50,283)	227,118	(176,835)

D-18

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal year or period ended March 31, 2019 and 2018, were as follows:

	Pacific Funds Portfolio Optimization Conservative (1)		Pacific Funds Portfolio Optimization Moderate-Conservative (1)		Pacific Funds Portfolio Optimization Moderate (1)		Pacific Funds Portfolio Optimization Growth (1)
	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018

Class A
Shares sold	1,597,168	1,862,768	1,937,860	2,219,877	5,162,968	4,573,013	3,767,426	3,358,865
Dividends and distribution reinvested	1,257,417	251,720	3,178,474	567,952	9,730,329	1,840,517	8,167,065	1,421,816
Shares repurchased	(3,103,888)	(2,925,798)	(4,994,834)	(4,098,294)	(10,845,624)	(10,664,851)	(7,456,705)	(7,232,106)
Converted from Class R shares	420,991	—	468,319	—	1,861,409	—	1,066,096	—
Net increase (decrease)	171,688	(811,310)	589,819	(1,310,465)	5,909,082	(4,251,321)	5,543,882	(2,451,425)
Beginning shares outstanding	11,658,921	12,470,231	18,077,695	19,388,160	48,445,092	52,696,413	35,912,645	38,364,070
Ending shares outstanding	11,830,609	11,658,921	18,667,514	18,077,695	54,354,174	48,445,092	41,456,527	35,912,645

Class B
Shares sold	63,288	96,799	26,848	68,406	64,612	173,280	46,713	156,935
Dividends and distribution reinvested	186,621	36,347	476,846	84,578	1,460,526	285,597	1,137,653	205,810
Shares repurchased	(825,329)	(658,988)	(994,617)	(756,471)	(2,427,834)	(1,905,989)	(1,701,102)	(1,336,648)
Net increase (decrease)	(575,420)	(525,842)	(490,923)	(603,487)	(902,696)	(1,447,112)	(516,736)	(973,903)
Beginning shares outstanding	2,236,374	2,762,216	3,159,284	3,762,771	8,522,666	9,969,778	5,839,928	6,813,831
Ending shares outstanding	1,660,954	2,236,374	2,668,361	3,159,284	7,619,970	8,522,666	5,323,192	5,839,928

Class C
Shares sold	1,043,597	1,302,659	960,955	888,220	1,880,807	2,134,712	1,424,262	1,500,550
Dividends and distribution reinvested	1,232,997	195,310	2,331,644	378,552	6,244,815	1,098,406	4,590,292	734,622
Shares repurchased	(3,578,110)	(3,293,276)	(4,376,803)	(3,774,978)	(8,912,732)	(8,262,627)	(5,149,545)	(5,498,751)
Net increase (decrease)	(1,301,516)	(1,795,307)	(1,084,204)	(2,508,206)	(787,110)	(5,029,509)	865,009	(3,263,579)
Beginning shares outstanding	12,463,008	14,258,315	14,163,892	16,672,098	33,182,283	38,211,792	20,904,013	24,167,592
Ending shares outstanding	11,161,492	12,463,008	13,079,688	14,163,892	32,395,173	33,182,283	21,769,022	20,904,013

Class R
Shares sold	61,451	169,031	52,493	52,403	298,466	452,515	128,201	153,184
Dividends and distribution reinvested	47,513	10,522	79,531	12,463	337,098	64,753	208,360	40,288
Shares repurchased	(133,625)	(496,622)	(71,303)	(141,956)	(465,670)	(592,663)	(271,319)	(241,006)
Converted to Class A shares	(424,537)	—	(472,409)	—	(1,870,573)	—	(1,070,764)	—
Net increase (decrease)	(449,198)	(317,069)	(411,688)	(77,090)	(1,700,679)	(75,395)	(1,005,522)	(47,534)
Beginning shares outstanding	449,198	766,267	411,688	488,778	1,700,679	1,776,074	1,005,522	1,053,056
Ending shares outstanding	—	449,198	—	411,688	—	1,700,679	—	1,005,522

Advisor Class
Shares sold	299,940	645,171	508,196	223,680	1,257,594	960,627	1,022,418	442,524
Dividends and distribution reinvested	79,399	11,476	102,586	11,659	418,832	55,742	356,472	38,927
Shares repurchased	(429,827)	(425,881)	(306,020)	(223,525)	(1,054,902)	(713,947)	(910,814)	(338,539)
Net increase (decrease)	(50,488)	230,766	304,762	11,814	621,524	302,422	468,076	142,912
Beginning shares outstanding	722,168	491,402	411,763	399,949	1,615,701	1,313,279	1,049,862	906,950
Ending shares outstanding	671,680	722,168	716,525	411,763	2,237,225	1,615,701	1,517,938	1,049,862

D-19

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Portfolio Optimization Aggressive-Growth (1)		Pacific Funds Diversified Alternatives		Pacific Funds Short Duration Income		Pacific Funds Core Income
	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018

Class A
Shares sold	1,335,888	1,046,502	145,343	259,543	6,906,877	5,645,132	1,795,140	2,853,778
Dividends and distribution reinvested	2,541,596	438,169	5,158	9,360	195,764	145,784	274,431	320,338
Shares repurchased	(1,862,315)	(1,719,876)	(241,054)	(48,684)	(4,760,683)	(3,072,099)	(6,891,164)	(5,788,158)
Converted from Class R shares	415,846	—
Net increase (decrease)	2,431,015	(235,205)	(90,553)	220,219	2,341,958	2,718,817	(4,821,593)	(2,614,042)
Beginning shares outstanding	11,150,086	11,385,291	493,040	272,821	9,201,812	6,482,995	12,628,391	15,242,433
Ending shares outstanding	13,581,101	11,150,086	402,487	493,040	11,543,770	9,201,812	7,806,798	12,628,391

Class B
Shares sold	19,924	65,522
Dividends and distribution reinvested	319,371	59,328
Shares repurchased	(449,268)	(427,490)
Net increase (decrease)	(109,973)	(302,640)
Beginning shares outstanding	1,634,770	1,937,410
Ending shares outstanding	1,524,797	1,634,770

Class C
Shares sold	536,522	789,991	49,757	212,173	1,561,216	1,455,593	758,103	1,034,435
Dividends and distribution reinvested	1,266,010	206,344	2,153	5,700	71,193	47,646	190,738	170,753
Shares repurchased	(1,494,004)	(1,550,277)	(44,642)	(55,446)	(1,482,348)	(1,347,545)	(2,896,942)	(2,995,730)
Net increase (decrease)	308,528	(553,942)	7,268	162,427	150,061	155,694	(1,948,101)	(1,790,542)
Beginning shares outstanding	5,899,237	6,453,179	314,093	151,666	4,339,492	4,183,798	9,674,451	11,464,993
Ending shares outstanding	6,207,765	5,899,237	321,361	314,093	4,489,553	4,339,492	7,726,350	9,674,451

Class I
Shares sold					8,258,360	260,960	2,299,766	139,908
Dividends and distribution reinvested					98,905	8,683	48,616	13,088
Shares repurchased					(671,956)	(176,849)	(256,700)	(172,027)
Net increase (decrease)					7,685,309	92,794	2,091,682	(19,031)
Beginning shares outstanding					423,459	330,665	414,745	433,776
Ending shares outstanding					8,108,768	423,459	2,506,427	414,745

Class P
Shares sold							572,904	99,141
Dividends and distribution reinvested							178,230	300,661
Shares repurchased							(3,271,812)	(5,627,239)
Net increase (decrease)							(2,520,678)	(5,227,437)
Beginning shares outstanding							6,361,862	11,589,299
Ending shares outstanding							3,841,184	6,361,862

Class R
Shares sold	67,161	91,655
Dividends and distribution reinvested	79,068	18,141
Shares repurchased	(173,616)	(128,684)
Converted to Class A shares	(419,559)	—
Net increase (decrease)	(446,946)	(18,888)
Beginning shares outstanding	446,946	465,834
Ending shares outstanding	—	446,946

Advisor Class
Shares sold	438,835	244,236	1,575,973	2,584,747	37,658,195	24,113,523	20,320,549	24,984,787
Dividends and distribution reinvested	171,437	21,172	37,227	49,465	879,181	442,376	890,108	738,996
Shares repurchased	(440,195)	(128,735)	(2,642,015)	(252,423)	(18,219,176)	(13,714,412)	(20,984,812)	(20,688,961)
Net increase (decrease)	170,077	136,673	(1,028,815)	2,381,789	20,318,200	10,841,487	225,845	5,034,822
Beginning shares outstanding	589,743	453,070	3,293,511	911,722	26,593,196	15,751,709	37,106,318	32,071,496
Ending shares outstanding	759,820	589,743	2,264,696	3,293,511	46,911,396	26,593,196	37,332,163	37,106,318

D-20

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Strategic Income		Pacific Funds Floating Rate Income		Pacific Funds High Income		Pacific Funds Large Cap (2)
	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018

Class A
Shares sold	2,341,369	2,876,142	10,387,541	8,217,926	318,509	340,288	386,615	240,285
Dividends and distribution reinvested	230,963	190,685	945,317	758,911	28,421	27,282	24,568	5,266
Shares repurchased	(3,490,755)	(2,600,456)	(11,448,005)	(8,747,944)	(367,358)	(380,058)	(191,324)	(258,602)
Converted from Investor Class shares							25,599	—
Net increase (decrease)	(918,423)	466,371	(115,147)	228,893	(20,428)	(12,488)	245,458	(13,051)
Beginning shares outstanding	6,719,202	6,252,831	20,647,447	20,418,554	534,053	546,541	402,170	415,221
Ending shares outstanding	5,800,779	6,719,202	20,532,300	20,647,447	513,625	534,053	647,628	402,170

Class C
Shares sold	1,602,978	1,785,872	5,608,379	4,575,555	70,178	73,339	92,449	86,657
Dividends and distribution reinvested	173,947	127,294	777,998	566,096	18,823	20,241	13,973	1,836
Shares repurchased	(1,605,346)	(1,235,156)	(5,331,948)	(4,042,161)	(151,227)	(128,162)	(82,407)	(52,654)
Net increase (decrease)	171,579	678,010	1,054,429	1,099,490	(62,226)	(34,582)	24,015	35,839
Beginning shares outstanding	5,370,759	4,692,749	18,925,609	17,826,119	432,577	467,159	290,044	254,205
Ending shares outstanding	5,542,338	5,370,759	19,980,038	18,925,609	370,351	432,577	314,059	290,044

Class I
Shares sold	266,253	225,115	41,819,219	12,933,593	4,184	44,474
Dividends and distribution reinvested	21,679	12,568	1,441,669	607,872	1,133	12,101
Shares repurchased	(106,987)	(103,454)	(22,046,425)	(9,085,917)	(8,590)	(545,262)
Net increase (decrease)	180,945	134,229	21,214,463	4,455,548	(3,273)	(488,687)
Beginning shares outstanding	364,609	230,380	29,034,423	24,578,875	20,807	509,494
Ending shares outstanding	545,554	364,609	50,248,886	29,034,423	17,534	20,807

Class P
Shares sold			228,488	681,526	6,546,223	5,887,930
Dividends and distribution reinvested			270,242	321,026	335,872	63,442
Shares repurchased			(3,616,047)	(2,374,473)	(2,318,220)	(194,186)
Net increase (decrease)			(3,117,317)	(1,371,921)	4,563,875	5,757,186
Beginning shares outstanding			6,368,950	7,740,871	6,791,699	1,034,513
Ending shares outstanding			3,251,633	6,368,950	11,355,574	6,791,699

Advisor Class
Shares sold	27,129,988	27,902,838	64,917,350	44,928,526	268,474	146,665	116,828	774,299
Dividends and distribution reinvested	1,470,432	876,500	3,974,259	2,003,170	14,645	11,534	33,826	6,060
Shares repurchased	(23,396,524)	(11,306,609)	(55,606,814)	(20,747,337)	(163,761)	(137,360)	(254,493)	(323,783)
Net increase (decrease)	5,203,896	17,472,729	13,284,795	26,184,359	119,358	20,839	(103,839)	456,576
Beginning shares outstanding	37,837,334	20,364,605	70,450,011	44,265,652	244,547	223,708	652,418	195,842
Ending shares outstanding	43,041,230	37,837,334	83,734,806	70,450,011	363,905	244,547	548,579	652,418

Investor Class
Shares sold							1	31,271
Dividends and distribution reinvested							—	618
Shares repurchased							(11,710)	(21,675)
Converted to Class A shares							(25,899)	—
Net increase (decrease)							(37,608)	10,214
Beginning shares outstanding							37,608	27,394
Ending shares outstanding							—	37,608

Class S
Shares sold							27,885	29,866
Dividends and distribution reinvested							2,694	1,039
Shares repurchased							(13,797)	(81,335)
Net increase (decrease)							16,782	(50,430)
Beginning shares outstanding							56,965	107,395
Ending shares outstanding							73,747	56,965

D-21

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Large-Cap Value (2)		Pacific Funds Small/Mid-Cap (2)		Pacific Funds Small Cap (2)		Pacific Funds Small-Cap Value (2)
	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018	Year Ended 3/31/2019	Year Ended 3/31/2018

Class A
Shares sold	139,398	148,815	959,599	1,217,736	74,585	95,701	50,481	71,018
Dividends and distribution reinvested	25,810	8,802	50,979	1,494	22,024	1,776	20,866	8,365
Shares repurchased	(65,874)	(105,439)	(1,308,902)	(1,162,227)	(124,092)	(62,757)	(44,430)	(45,061)
Converted from Investor Class shares	9,042	—	381,261	—	254,699	—	16,830	—
Net increase (decrease)	108,376	52,178	82,937	57,003	227,216	34,720	43,747	34,322
Beginning shares outstanding	291,335	239,157	1,596,645	1,539,642	184,090	149,370	98,873	64,551
Ending shares outstanding	399,711	291,335	1,679,582	1,596,645	411,306	184,090	142,620	98,873

Class C
Shares sold	67,413	138,902	360,736	694,691	33,490	28,721	51,115	75,210
Dividends and distribution reinvested	21,776	9,196	38,125	1,110	3,907	1,132	23,610	11,162
Shares repurchased	(152,752)	(49,534)	(258,364)	(132,991)	(24,258)	(21,930)	(72,522)	(41,000)
Net increase (decrease)	(63,563)	98,564	140,497	562,810	13,139	7,923	2,203	45,372
Beginning shares outstanding	384,542	285,978	1,187,788	624,978	62,441	54,518	141,813	96,441
Ending shares outstanding	320,979	384,542	1,328,285	1,187,788	75,580	62,441	144,016	141,813

Advisor Class
Shares sold	25,082	128,648	17,674,456	9,245,101	445,685	633,456	366,798	221,165
Dividends and distribution reinvested	130,404	66,983	446,050	11,179	59,142	11,601	290,957	154,246
Shares repurchased	(983,832)	(768,092)	(6,398,099)	(1,824,233)	(564,333)	(207,244)	(764,333)	(775,141)
Net increase (decrease)	(828,346)	(572,461)	11,722,407	7,432,047	(59,506)	437,813	(106,578)	(399,730)
Beginning shares outstanding	1,725,310	2,297,771	13,316,587	5,884,540	1,132,530	694,717	1,379,747	1,779,477
Ending shares outstanding	896,964	1,725,310	25,038,994	13,316,587	1,073,024	1,132,530	1,273,169	1,379,747

Investor Class
Shares sold	—	1,998	47,147	372,712	26,848	240,780	3,432	10,384
Dividends and distribution reinvested	—	332	—	679	—	4	—	610
Shares repurchased	—	(1,977)	(160,177)	(450,208)	(12,459)	(51,108)	(703)	(14,758)
Converted to Class A shares	(9,411)	—	(382,123)	—	(253,088)	—	(16,862)	—
Net increase (decrease)	(9,411)	353	(495,153)	(76,817)	(238,699)	189,676	(14,133)	(3,764)
Beginning shares outstanding	9,411	9,058	495,153	571,970	238,699	49,023	14,133	17,897
Ending shares outstanding	—	9,411	—	495,153	—	238,699	—	14,133

Class S
Shares sold	26,017	44,243	43,496	38,303	24,159	26,161	23,929	39,304
Dividends and distribution reinvested	4,341	5,426	14,903	782	2,072	495	109,327	76,957
Shares repurchased	(126,709)	(3,641)	(319,577)	(2,909)	(6,013)	(1,361)	(650,921)	(90,779)
Net increase (decrease)	(96,351)	46,028	(261,178)	36,176	20,218	25,295	(517,665)	25,482
Beginning shares outstanding	173,068	127,040	750,768	714,592	38,113	12,818	861,164	835,682
Ending shares outstanding	76,717	173,068	489,590	750,768	58,331	38,113	343,499	861,164

D-22

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Pacific Funds Small-Cap Growth (2)
	Year Ended 3/31/2019	Year Ended 3/31/2018

Class A
Shares sold	77,662	26,759
Dividends and distribution reinvested	19,251	1,727
Shares repurchased	(15,565)	(16,453)
Converted from Investor Class shares	121,703	—
Net increase (decrease)	203,051	12,033
Beginning shares outstanding	58,168	46,135
Ending shares outstanding	261,219	58,168

Class C
Shares sold	54,538	50,695
Dividends and distribution reinvested	7,132	2,034
Shares repurchased	(42,292)	(6,659)
Net increase (decrease)	19,378	46,070
Beginning shares outstanding	62,971	16,901
Ending shares outstanding	82,349	62,971

Class P
Shares sold	1,061,823	1,192,397
Dividends and distribution reinvested	227,291	40,435
Shares repurchased	(1,473,699)	(171,822)
Net increase (decrease)	(184,585)	1,061,010
Beginning shares outstanding	2,167,752	1,106,742
Ending shares outstanding	1,983,167	2,167,752

Advisor Class
Shares sold	507,082	170,917
Dividends and distribution reinvested	125,778	42,405
Shares repurchased	(1,294,013)	(304,493)
Net increase (decrease)	(661,153)	(91,171)
Beginning shares outstanding	1,098,756	1,189,927
Ending shares outstanding	437,603	1,098,756

Investor Class
Shares sold	15	15,685
Dividends and distribution reinvested	—	4,250
Shares repurchased	—	(1,916)
Converted to Class A shares	(121,841)	—
Net increase (decrease)	(121,826)	18,019
Beginning shares outstanding	121,826	103,807
Ending shares outstanding	—	121,826

Class S
Shares sold	41,602	61,575
Dividends and distribution reinvested	51,992	35,999
Shares repurchased	(779,220)	(87,375)
Net increase (decrease)	(685,626)	10,199
Beginning shares outstanding	874,359	864,160
Ending shares outstanding	188,733	874,359

(1)	Class R shares were converted to Class A shares on March 22, 2019 (see Note 1 in Notes to Financial Statements).
(2)	Investor Class shares were converted to Class A shares on July 31, 2018 (see Note 1 in Notes to Financial Statements).

D-23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Pacific Funds Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Diversified Alternatives, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, Pacific FundsSM High Income, Pacific FundsSM Large-Cap, Pacific FundsSM Large-Cap Value, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, Pacific FundsSM Small-Cap Value, and Pacific FundsSM Small-Cap Growth (the “Funds”) (seventeen of the funds comprising Pacific Funds Series Trust), including the schedules of investments, as of March 31, 2019; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Pacific Funds Series Trust	Financial Highlights
Pacific FundsSM Portfolio Optimization Conservative, Pacific FundsSM Portfolio Optimization Moderate-Conservative, Pacific FundsSM Portfolio Optimization Moderate, Pacific FundsSM Portfolio Optimization Growth, Pacific FundsSM Portfolio Optimization Aggressive-Growth, Pacific FundsSM Diversified Alternatives, Pacific FundsSM Short Duration Income, Pacific FundsSM Core Income, Pacific FundsSM Strategic Income, Pacific FundsSM Floating Rate Income, and Pacific FundsSM High Income	For the years ended March 31, 2019, 2018, 2017, 2016, and 2015
Pacific FundsSM Large-Cap, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, and Pacific FundsSM Small-Cap Value	For the years ended March 31, 2019, 2018, 2017, and the period from December 1, 2015 through March 31, 2016
Pacific FundsSM Large-Cap Value and Pacific FundsSM Small-Cap Growth	For the years ended March 31, 2019, 2018, 2017, and the period from January 11, 2016 through March 31, 2016

The financial statements of Pacific FundsSM Large-Cap, for the period from March 20, 2015 (commencement of operations) through November 30, 2015, Pacific FundsSM Small/Mid-Cap, Pacific FundsSM Small-Cap, and Pacific FundsSM Small-Cap Value, for the period from December 31, 2014 (commencement of operations) through November 30, 2015 were audited by other auditors whose report, dated January 28, 2016, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, PA

May 24, 2019

We have served as the auditor of one or more affiliated investment companies of Pacific Funds Series Trust since 1988.

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the year ended March 31, 2019 is as follows:

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	3.93%
Pacific Funds Portfolio Optimization Moderate-Conservative	6.82%
Pacific Funds Portfolio Optimization Moderate	16.33%
Pacific Funds Portfolio Optimization Growth	25.27%
Pacific Funds Portfolio Optimization Aggressive-Growth	28.60%
Pacific Funds Strategic Income	1.21%
Pacific Funds Large-Cap	100.00%
Pacific Funds Large-Cap Value	100.00%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	75.12%
Pacific Funds Small-Cap Value	36.59%
Pacific Funds Small-Cap Growth	57.85%

For the year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
Pacific Funds Portfolio Optimization Conservative	7.31%
Pacific Funds Portfolio Optimization Moderate-Conservative	13.96%
Pacific Funds Portfolio Optimization Moderate	36.66%
Pacific Funds Portfolio Optimization Growth	56.75%
Pacific Funds Portfolio Optimization Aggressive-Growth	70.36%
Pacific Funds Diversified Alternatives	7.78%
Pacific Funds Strategic Income	1.65%
Pacific Funds Large-Cap	100.00%
Pacific Funds Large-Cap Value	100.00%
Pacific Funds Small/Mid-Cap	100.00%
Pacific Funds Small-Cap	75.12%
Pacific Funds Small-Cap Value	52.04%
Pacific Funds Small-Cap Growth	67.74%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2020. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gains distributions during the year ended March 31, 2019. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
Pacific Funds Portfolio Optimization Conservative	$23,187,289
Pacific Funds Portfolio Optimization Moderate-Conservative	57,672,779
Pacific Funds Portfolio Optimization Moderate	190,255,666
Pacific Funds Portfolio Optimization Growth	162,160,174
Pacific Funds Portfolio Optimization Aggressive-Growth	54,028,116
Pacific Funds Diversified Alternatives	211,070
Pacific Funds Large-Cap	636,907
Pacific Funds Large-Cap Value	1,869,302
Pacific Funds Small/Mid-Cap	6,986,929
Pacific Funds Small-Cap	887,627
Pacific Funds Small-Cap Value	3,453,991
Pacific Funds Small-Cap Growth	4,368,444

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur two types of costs: (1) transactions costs such as initial sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, which include advisory fees, administration fees, distribution and/or service fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2018 to March 31, 2019.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/19” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/18-03/31/19” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2018 to March 31, 2019.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/18-03/31/19.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable fee waivers and expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as initial sales charges (loads) or contingent deferred sales charges. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/18	Ending Account Value at 03/31/19	Annualized Expense Ratio	Expenses Paid During the Period 10/01/18 - 03/31/19 (1)
Pacific Funds Portfolio Optimization Conservative (2)
Actual Fund Return

Class A	$1,000.00	$1,015.20	0.60%	$3.01

Class B	1,000.00	1,011.50	1.35%	6.77

Class C	1,000.00	1,012.20	1.35%	6.77

Advisor Class	1,000.00	1,017.10	0.35%	1.76

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class B	1,000.00	1,018.20	1.35%	6.79

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate-Conservative (2)
Actual Fund Return

Class A	$1,000.00	$1,006.30	0.60%	$3.00

Class B	1,000.00	1,001.80	1.35%	6.74

Class C	1,000.00	1,002.10	1.35%	6.74

Advisor Class	1,000.00	1,007.50	0.35%	1.75

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class B	1,000.00	1,018.20	1.35%	6.79

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Moderate (2)
Actual Fund Return

Class A	$1,000.00	$993.60	0.60%	$2.98

Class B	1,000.00	990.70	1.35%	6.70

Class C	1,000.00	990.30	1.35%	6.70

Advisor Class	1,000.00	994.70	0.35%	1.74

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class B	1,000.00	1,018.20	1.35%	6.79

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Portfolio Optimization Growth (2)
Actual Fund Return

Class A	$1,000.00	$984.10	0.60%	$2.97

Class B	1,000.00	980.90	1.35%	6.67

Class C	1,000.00	980.50	1.35%	6.67

Advisor Class	1,000.00	985.40	0.35%	1.73

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class B	1,000.00	1,018.20	1.35%	6.79

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/18	Ending Account Value at 03/31/19	Annualized Expense Ratio	Expenses Paid During the Period 10/01/18 - 03/31/19 (1)
Pacific Funds Portfolio Optimization Aggressive-Growth (2)
Actual Fund Return

Class A	$1,000.00	$978.70	0.60%	$2.96

Class B	1,000.00	974.30	1.35%	6.65

Class C	1,000.00	974.50	1.35%	6.65

Advisor Class	1,000.00	979.00	0.35%	1.73

Hypothetical

Class A	$1,000.00	$1,021.94	0.60%	$3.02

Class B	1,000.00	1,018.20	1.35%	6.79

Class C	1,000.00	1,018.20	1.35%	6.79

Advisor Class	1,000.00	1,023.19	0.35%	1.77
Pacific Funds Diversified Alternatives (2)
Actual Fund Return

Class A	$1,000.00	$998.70	0.85%	$4.24

Class C	1,000.00	995.60	1.60%	7.96

Advisor Class	1,000.00	1,000.00	0.60%	2.99

Hypothetical

Class A	$1,000.00	$1,020.69	0.85%	$4.28

Class C	1,000.00	1,016.95	1.60%	8.05

Advisor Class	1,000.00	1,021.94	0.60%	3.02
Pacific Funds Short Duration Income
Actual Fund Return

Class A	$1,000.00	$1,019.50	0.75%	$3.78

Class C	1,000.00	1,015.70	1.50%	7.54

Class I	1,000.00	1,020.70	0.50%	2.52

Advisor Class	1,000.00	1,021.70	0.50%	2.52

Hypothetical

Class A	$1,000.00	$1,021.19	0.75%	$3.78

Class C	1,000.00	1,017.45	1.50%	7.54

Class I	1,000.00	1,022.44	0.50%	2.52

Advisor Class	1,000.00	1,022.44	0.50%	2.52
Pacific Funds Core Income
Actual Fund Return

Class A	$1,000.00	$1,034.40	0.85%	$4.31

Class C	1,000.00	1,030.50	1.60%	8.10

Class I	1,000.00	1,036.90	0.55%	2.79

Class P	1,000.00	1,036.80	0.55%	2.79

Advisor Class	1,000.00	1,035.90	0.55%	2.79

Hypothetical

Class A	$1,000.00	$1,020.69	0.85%	$4.28

Class C	1,000.00	1,016.95	1.60%	8.05

Class I	1,000.00	1,022.19	0.55%	2.77

Class P	1,000.00	1,022.19	0.55%	2.77

Advisor Class	1,000.00	1,022.19	0.55%	2.77

	Beginning Account Value at 10/01/18	Ending Account Value at 03/31/19	Annualized Expense Ratio	Expenses Paid During the Period 10/01/18 - 03/31/19 (1)
Pacific Funds Strategic Income
Actual Fund Return

Class A	$1,000.00	$1,016.70	0.95%	$4.78

Class C	1,000.00	1,013.20	1.65%	8.28

Class I	1,000.00	1,018.30	0.65%	3.27

Advisor Class	1,000.00	1,018.00	0.70%	3.52

Hypothetical

Class A	$1,000.00	$1,020.19	0.95%	$4.78

Class C	1,000.00	1,016.70	1.65%	8.30

Class I	1,000.00	1,021.69	0.65%	3.28

Advisor Class	1,000.00	1,021.44	0.70%	3.53
Pacific Funds Floating Rate Income
Actual Fund Return

Class A	$1,000.00	$1,001.30	1.02%	$5.09

Class C	1,000.00	997.70	1.72%	8.57

Class I	1,000.00	1,002.80	0.72%	3.60

Class P	1,000.00	1,002.80	0.72%	3.60

Advisor Class	1,000.00	1,002.50	0.77%	3.84

Hypothetical

Class A	$1,000.00	$1,019.85	1.02%	$5.14

Class C	1,000.00	1,016.36	1.72%	8.65

Class I	1,000.00	1,021.34	0.72%	3.63

Class P	1,000.00	1,021.34	0.72%	3.63

Advisor Class	1,000.00	1,021.09	0.77%	3.88
Pacific Funds High Income
Actual Fund Return

Class A	$1,000.00	$1,011.80	0.95%	$4.76

Class C	1,000.00	1,009.20	1.65%	8.27

Class I	1,000.00	1,013.20	0.70%	3.51

Class P	1,000.00	1,013.20	0.70%	3.51

Advisor Class	1,000.00	1,013.10	0.70%	3.51

Hypothetical

Class A	$1,000.00	$1,020.19	0.95%	$4.78

Class C	1,000.00	1,016.70	1.65%	8.30

Class I	1,000.00	1,021.44	0.70%	3.53

Class P	1,000.00	1,021.44	0.70%	3.53

Advisor Class	1,000.00	1,021.44	0.70%	3.53
Pacific Funds Large-Cap
Actual Fund Return

Class A	$1,000.00	$966.70	1.00%	$4.90

Class C	1,000.00	962.80	1.75%	8.56

Advisor Class	1,000.00	967.30	0.75%	3.68

Class S	1,000.00	967.80	0.65%	3.19

Hypothetical

Class A	$1,000.00	$1,019.95	1.00%	$5.04

Class C	1,000.00	1,016.21	1.75%	8.80

Advisor Class	1,000.00	1,021.19	0.75%	3.78

Class S	1,000.00	1,021.69	0.65%	3.28

See explanation of references on page F-4

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/18	Ending Account Value at 03/31/19	Annualized Expense Ratio	Expenses Paid During the Period 10/01/18 - 03/31/19 (1)
Pacific Funds Large-Cap Value
Actual Fund Return

Class A	$1,000.00	$979.50	1.10%	$5.43

Class C	1,000.00	976.30	1.85%	9.12

Advisor Class	1,000.00	981.20	0.85%	4.20

Class S	1,000.00	980.30	0.75%	3.70

Hypothetical

Class A	$1,000.00	$1,019.45	1.10%	$5.54

Class C	1,000.00	1,015.71	1.85%	9.30

Advisor Class	1,000.00	1,020.69	0.85%	4.28

Class S	1,000.00	1,021.19	0.75%	3.78
Pacific Funds Small/Mid-Cap
Actual Fund Return

Class A	$1,000.00	$923.20	1.30%	$6.23

Class C	1,000.00	919.50	2.05%	9.81

Advisor Class	1,000.00	925.10	1.05%	5.04

Class S	1,000.00	925.40	1.00%	4.80

Hypothetical

Class A	$1,000.00	$1,018.45	1.30%	$6.54

Class C	1,000.00	1,014.71	2.05%	10.30

Advisor Class	1,000.00	1,019.70	1.05%	5.29

Class S	1,000.00	1,019.95	1.00%	5.04
Pacific Funds Small-Cap
Actual Fund Return

Class A	$1,000.00	$918.90	1.30%	$6.22

Class C	1,000.00	915.80	2.05%	9.79

Advisor Class	1,000.00	920.50	1.05%	5.03

Class S	1,000.00	920.70	1.00%	4.79

Hypothetical

Class A	$1,000.00	$1,018.45	1.30%	$6.54

Class C	1,000.00	1,014.71	2.05%	10.30

Advisor Class	1,000.00	1,019.70	1.05%	5.29

Class S	1,000.00	1,019.95	1.00%	5.04

	Beginning Account Value at 10/01/18	Ending Account Value at 03/31/19	Annualized Expense Ratio	Expenses Paid During the Period 10/01/18 - 03/31/19 (1)
Pacific Funds Small-Cap Value
Actual Fund Return

Class A	$1,000.00	$908.00	1.30%	$6.18

Class C	1,000.00	904.60	2.05%	9.73

Advisor Class	1,000.00	908.30	1.05%	5.00

Class S	1,000.00	908.10	1.00%	4.76

Hypothetical

Class A	$1,000.00	$1,018.45	1.30%	$6.54

Class C	1,000.00	1,014.71	2.05%	10.30

Advisor Class	1,000.00	1,019.70	1.05%	5.29

Class S	1,000.00	1,019.95	1.00%	5.04
Pacific Funds Small-Cap Growth
Actual Fund Return

Class A	$1,000.00	$925.90	1.25%	$6.00

Class C	1,000.00	922.70	2.05%	9.83

Class P	1,000.00	927.20	1.05%	5.05

Advisor Class	1,000.00	926.50	1.05%	5.04

Class S	1,000.00	926.70	0.90%	4.32

Hypothetical

Class A	$1,000.00	$1,018.70	1.25%	$6.29

Class C	1,000.00	1,014.71	2.05%	10.30

Class P	1,000.00	1,019.70	1.05%	5.29

Advisor Class	1,000.00	1,019.70	1.05%	5.29

Class S	1,000.00	1,020.44	0.90%	4.53

(1)

Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

(2)

The annualized expense ratios for the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives do not include fees and expenses of their respective PF Underlying Funds and the Class P shares of Pacific Funds Core Income, Pacific Funds Floating Rate Income, Pacific Funds High Income, and Pacific Funds Small-Cap Growth in which the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives invest (see Note 1 in Notes to Financial Statements).

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2019. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INDEPENDENT TRUSTEES

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	89

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation. Formerly: Partner of PricewaterhouseCoopers LLP; Partner of McGladrey & Pullen LLP.	89

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present ) of Pacific Select Funds; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	89

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	89

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Select Fund.	89

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Select Fund.	89

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/09/14)	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	89

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	89

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	89

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	89

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) of Pacific Select Fund.	89

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	89

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18 (Assistant Treasurer 3/23/16 to 3/31/18)	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	89

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	89

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) of Pacific Select Fund.	89

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2019, the “Fund Complex” consisted of Pacific Select Fund (55 funds) and Pacific Funds (34 funds).

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds, the “Asset Allocation Funds” and together with the Portfolio Optimization Funds and the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other third-party firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12, 2018.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM, since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

[1]

At the December 12th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the PF Mid-Cap Equity Fund and PF Real Estate Fund, as those agreements were not up for renewal at that time.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the asset allocation funds. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had recently engaged a third-party consulting firm to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

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The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds-of-funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational

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(Unaudited)

depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that these custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2018, as available, compared to the applicable benchmark and Selected Performance Peer Group. The Trustees placed greater emphasis on a Fund’s performance against peers as opposed to an unmanaged index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PF Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods, and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

Pacific Funds Large-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

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AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Large-Cap Value

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Developing Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the fourth quintile for the five-year period, and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

PF Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective June 2018 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Pacific Funds Small/Mid-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Small-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods and the first quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Pacific Funds Small-Cap Value

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the second quintile for the five-year period.

PF Emerging Markets Debt Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the third quintile for the five-year period.

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APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF International Large-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods, performed in line for the three-year period, and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the second quintile for the ten-year period.

PF International Small-Cap Fund

The Fund: (1) underperformed the Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-and three-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods. The Board also considered PLFA’s views as to the competitive nature of the Sub-Adviser’s longer-term performance and its confidence in the Sub-Adviser’s investment process.

PF International Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017.

PF Currency Strategies Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the Fund had a co-Sub-Adviser from 2014 until 2018.

Pacific Funds Diversified Alternatives

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Equity Long/Short Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed its Selected Performance Peer Group median for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s representation that the Sub-Adviser’s investment style is currently out of favor.

PF Global Absolute Return Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring its performance closely.

PF Real Estate Fund

The Fund: (1) slightly underperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective May 2018 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Pacific Funds Core Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Funds High Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) slightly underperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PF Inflation Managed Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) slightly outperformed its primary benchmark for the one-year period, underperformed for the three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

PF Managed Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has co-managed the Fund since 2014.

PF Short Duration Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and slightly underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, and five-year periods.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) outperformed its Selected Performance Peer Group for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Large-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Pacific Funds Large-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Developing Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small/Mid-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Equity Long/Short Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee. The Trustees also considered that the Operating Expenses for the Fund include investment related expenses.

PF Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees considered that the Selected Expense Peer Group also contains intermediate-term bond funds which generally have a lower advisory fee than multisector bond funds, such as the Fund.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was slightly less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was slightly less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

During their review, the Trustees considered that all of the Funds, except for the Equity Long/Short Fund, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’ length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’ length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Asset Allocation and PAM Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees considered that the advisory fee waivers effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share economies of scale that PLFA has attained.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

Pacific Funds

Mailing address:

P.O. Box 9768

Providence, RI 02940-9768

ADDRESS SERVICE REQUESTED

Annual Report as of March 31, 2019 for:

• Pacific Funds

Form Nos.	3012-19A

PF Underlying Funds

Annual Report

As of March 31, 2019

PACIFIC FUNDS

ANNUAL REPORT

AS OF MARCH 31, 2019

Pacific Funds Series Trust, which is a Delaware statutory trust, may be referred to as “Pacific Funds” or the “Trust”.

PACIFIC FUNDS

Sub-Adviser/Adviser	Fund	Page Number

Pacific Investment Management Company LLC (PIMCO)	PF Inflation Managed Fund	A-4

Pacific Investment Management Company LLC (PIMCO)/Western Asset Management Company, LLC (Western Asset)	PF Managed Bond Fund	A-5

T. Rowe Price Associates, Inc. (T. Rowe Price)	PF Short Duration Bond Fund	A-6

Ashmore Investment Management Limited (Ashmore)	PF Emerging Markets Debt Fund	A-7

Lord, Abbett & Co. LLC (Lord Abbett)	PF Developing Growth Fund	A-8

MFS Investment Management (MFS)	PF Growth Fund	A-9

ClearBridge Investments, LLC (ClearBridge)	PF Large-Cap Value Fund	A-10

Rothschild & Co Asset Management US Inc. (Rothschild & Co AMUS)	PF Mid-Cap Equity Fund	A-11

Pacific Life Fund Advisors LLC (PLFA)/ Pacific Asset Management	PF Multi-Asset Fund	A-13

AllianceBernstein L.P. (AB)	PF Small-Cap Value Fund	A-14

OppenheimerFunds, Inc. (Oppenheimer)	PF Emerging Markets Fund	A-15

MFS Investment Management (MFS)	PF International Large-Cap Fund	A-16

QS Investors, LLC (QS Investors)	PF International Small-Cap Fund	A-17

Wellington Management Company LLP (Wellington)	PF International Value Fund	A-18

Principal Real Estate Investors, LLC (Principal REI)	PF Real Estate Fund	A-19

UBS Asset Management (Americas) Inc. (UBS AM)	PF Currency Strategies Fund	A-20

AQR Capital Management, LLC (AQR)	PF Equity Long/Short Fund	A-22

PACIFIC FUNDS PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Funds Series Trust (the “Trust”) and contains information on certain funds (the “Funds” or “Underlying Funds”) of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund of the Trust is net of fees and includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (“PLFA” or the “Adviser”) supervises the management of the Funds contained in this report, subject to the oversight of the Trust’s Board of Trustees (Board). PLFA also directly manages the PF Multi-Asset Fund. In addition, PLFA does business under the name “Pacific Asset Management” and manages the collateral portion of the PF Multi-Asset Fund under this name. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended March 31, 2019 (the reporting period) as well as separate commentary specific to the Fund that it directly manages that is based on its opinion of how this Fund performed during the year.

For the other Funds of the Trust, PLFA has retained other firms to serve as sub-advisers under its supervision (“Sub-Advisers”). Each of the Sub-Advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the year. The views expressed in those commentaries reflect those of the Sub-Advisers for the fiscal year ended March 31, 2019.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the Sub-Advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we”, “I”, or “ours” are references to the Sub-Adviser or Adviser, as applicable. Any sectors referenced are provided by the applicable Sub-Adviser or Adviser and could be different from the sectors listed in the Schedules of Investments if obtained from another source. The Adviser and Sub-Advisers may include statements that constitute “forward-looking statements” under the United States (U.S.) securities laws. Forward-looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes”, “expects”, “anticipates”, “intends”, “plans”, “estimates”, “projects” and future or conditional verbs such as “will”, “may”, “could”, “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a Sub-Adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward- looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and Statement of Additional Information, as supplemented, as filed with the U.S. Securities and Exchange Commission (SEC), which may be obtained from the SEC’s website at www.sec.gov.

Market Conditions (for the year ended March 31, 2019)

Executive Summary

After a turbulent fourth quarter of 2018, global equity markets bounced higher in the last quarter of the reporting period. Concerns over Federal Reserve (Fed) rate hikes, trade and other geopolitical issues led to a global slowdown. While the Fed had been signaling additional rate hikes in 2019, the global slowdown convinced the central bank to hold off on further monetary tightening. Additionally, trade negotiations between the U.S. and China appeared to make progress. These conditions helped ease some concerns, which in turn boosted equities over the last quarter of the reporting period.

Fixed Income

The U.S. ten-year Treasury yield fluctuated over the reporting period, rising from approximately 2.70% at the start of the reporting period to 3.20% in the fourth quarter of 2018 before plunging back down to 2.40% by the end of the reporting period. The broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index) returned 4.48% for the reporting period. Spread sectors were mixed over the reporting period. Within the U.S., riskier credit tiers performed well over the last quarter of the reporting period as credit spreads tightened after they spiked in the fourth quarter of 2018. Emerging market bonds were challenged by the strengthening U.S. dollar, although they experienced some recovery over the last quarter of the reporting period.

Domestic Equity

Domestic equities rose over the reporting period and fared better than foreign markets. Over the reporting period, the S&P 500 Index returned 9.50%. Growth stocks finished higher than value stocks, as the financial sector (which represents a large part of value indices) struggled over the reporting period as interest margins were pressured by a flattening yield curve. On the other hand, technology stocks fared well over the reporting period. Bond proxy sectors such as real estate and utilities delivered gains as the ten-year Treasury yield had been

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

sinking since November 2018, making the higher dividend sectors more attractive. Large corporations held up better than their smaller counterparts. Small-capitalization companies had lower credit ratings, and their debt levels as a percentage of total capital increased.

International Equity

Although international equities finished higher over the last quarter of the reporting period, they ended in negative territory over the reporting period as the MSCI (Morgan Stanley Capital International) Europe, Australasia and Far East (EAFE) Index returned -3.71% over this period. European stocks generally struggled. Geopolitical issues like Brexit (Britain’s exit from the European Union) and trade tensions caused headwinds that held back performance. Furthermore, the U.S. dollar rally was a headwind for unhedged international exposures. Emerging market equities also performed poorly over the reporting period as the MSCI Emerging Markets Index returned -7.41%. Emerging market equities became volatile, particularly for Chinese markets as trade tensions caused businesses to scramble and its consumers to become less optimistic. Chinese equities staged a significant recovery however, with the Shenzhen Composite up 33.70% for the last quarter of the reporting period.

Concluding Remarks

Going forward, we expect to see several themes impact the markets. The U.S. economy should continue to stay on course as business and consumer confidence remain supportive, especially if trade tensions begin to fade. However, we expect U.S.-China trade negotiations to remain an area of investor focus. As the effects of the tax cuts wind down, we anticipate U.S. earnings growth to decelerate and stock buybacks to ebb from very high levels seen throughout 2018.

Regarding central banks, the Fed is expected to take a pause. While markets had been anticipating additional interest rate hikes, they are now pricing in a rate cut by the end of 2019. The European Central Bank (ECB) ended its bond purchasing program and will be going through a transition as it will need to find a successor for Mario Drahghi who is scheduled to step down in October 2019. Several emerging market central banks may find some relief from the Fed refraining from additional rate hikes.

In the U.S., investors may continue to focus on the yield curve, which has historically inverted prior to recessions, but it generally did not lead to equities falling immediately thereafter. Nonetheless, U.S. corporations will have to deal with rising wage growth caused by the tight labor market and increasing input costs resulting from the tariffs imposed on Chinese goods. Additionally, a steady stream of share buybacks has generally lifted prices and when this trend recedes, U.S. stocks may begin to trail.

Overseas, we believe foreign stocks are fairly attractive relative to U.S. equities based on price multiples although they also exhibit heightened geopolitical risks. Additionally, international industries tend to have a higher concentration in defensive sectors than those of the U.S., which tend to be more technology-related. Technology-related stocks are generally trading at a considerable premium compared to others, which may limit further upside. This is particularly true if market sentiment toward defensive sectors gains momentum. Emerging markets’ price-to-book multiples compared to those of U.S. equities are near historic lows. Furthermore, the U.S. and China will likely be inclined to reach a trade deal sooner than later, as rising tensions are weighing down sentiment. Once a deal with China is reached, the Trump administration may extend the trade war to Europe and Japan with automobile tariffs. This would be particularly challenging for Germany, which is already flirting with a potential recession.

In fixed income, we anticipate the Fed may refrain from pursuing an aggressive monetary policy, as inflation risks remain somewhat subdued, although wage growth has been accelerating. Additionally, loose credit standards and heightened leverage have become more concerning, especially for leveraged loans. Although we do not anticipate a significant deterioration in credit fundamentals in the near term, we will closely monitor these conditions as challenges in credit markets have tended to precede equity markets in the lead up to a recession. While we do not see recession likely in the near term, we are watching this sector of the market for an early warning. We expect broad alternatives to provide continued diversification, especially for strategies that can successfully take advantage of rapidly changing developments in currency or commodity markets.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Inflation Managed Fund (sub-advised by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Inflation Managed Fund’s Class P returned 2.50%, compared to a 2.70% return for its benchmark, the Bloomberg Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	2.50%	1.42%	3.45%
Bloomberg Barclays U.S. TIPS Index	2.70%	1.94%	3.41%

(1)

Effective October 31, 2016, Pacific Investment Management Company LLC (“PIMCO”) became the sole sub-adviser to the Fund. Between January 15, 2015 and October 31, 2016, Western Asset Management Company, LLC served as co-sub-adviser of the Fund with PIMCO. Prior to January 15, 2015, PIMCO served as the sole sub-adviser.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments, focusing on inflation-indexed debt securities.

An overweight to U.S. breakeven inflation, the difference between nominal and real interest rates, detracted from performance. The Fund’s short position to United Kingdom Retail Price Index (U.K. RPI) and European breakevens contributed to performance. Long exposure to German nominal interest rates contributed to performance, as German nominal interest rates fell at the long end of the curve. An underweight to nominal interest rates, particularly in the U.S. and U.K., detracted from performance as interest rates fell. Exposure to investment grade credit generated positive returns over the reporting period.

During the reporting period, the Fund purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure and for purposes of liquidity. Interest rate swaps and futures allow the Fund manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund sold/wrote options on futures, currencies, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, and to express certain views on currency markets. The Fund also held inflation caps and floors to hedge duration.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Managed Bond Fund (co-sub-advised by Pacific Investment Management Company LLC and Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Managed Bond Fund’s Class P returned 3.43%, compared to a 4.48% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	3.43%	3.54%	5.12%
Bloomberg Barclays U.S Aggregate Bond Index	4.48%	2.74%	3.77%

(1)

Western Asset Management Company, LLC became co-sub-adviser to the Fund on August 1, 2014, and some investment policies changed at that time. Pacific Investment Management Company LLC was the sole sub-adviser to the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund is co-sub-advised by PIMCO and Western Asset. The following are separate discussions from each co-sub-adviser.

PIMCO

We at PIMCO implement the investment strategies for the PIMCO managed portion of the Fund by investing in debt securities and derivative instruments. Our portion of the Fund underperformed the benchmark for the reporting period.

U.S. and European Core duration strategies added to performance, while tactical shorts to Italian, Japanese, and Australian duration detracted from performance. Within spread sectors, exposure to and selection within non-Agency mortgage backed securities (MBS) contributed to performance, while an overweight to agency MBS detracted from performance. Opportunistic positioning within investment grade and high yield credit contributed to performance. Within currencies, exposure to the Argentine peso, Russian ruble and Swedish krona detracted from performance, while exposure to the Mexican peso and Turkish lira contributed to performance over the reporting period.

During the reporting period, our portion of the Fund sold credit protection through credit default swaps to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, emerging market, mortgage, or other sectors through the use of credit default swaps and credit default swaps on credit indices. Our portion of the Fund also purchased credit protection during the reporting period to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. Our portion of the Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. Our portion of the Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Our portion of the Fund sold/wrote options and swaptions on futures, bond indices, currencies, and swaps and also purchased options on futures, bond indices, currencies, and To-Be-Announced (TBAs) (agency MBS-related instrument) as a means of capitalizing on anticipated changes in market volatility and to generate income. Our portion of the Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, and to express certain views on currency markets. Lastly, our portion of the Fund also held inflation floors to hedge duration.

Western Asset

For Western Asset’s portion of the Fund, a global investment platform is utilized to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through yield curve positioning and duration management as well as issue selection and sector rotation.

Our portion of the Fund outperformed the benchmark for the reporting period. Our portion of the Fund’s macro top down strategies were a meaningful net contributor to performance during the reporting period. Our portion of the Fund’s long duration position was a large positive

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

contributor as rates declined over the reporting period, with ten-year U.S. Treasury (UST) yields decreasing from 2.74% to 2.41%. However, our portion of the Fund’s yield curve positioning, with an emphasis on longer-dated yields, was a detractor to returns as the yield curve steepened.

Spread sectors delivered mixed performance during the reporting period. Emerging markets exposure weighed the most heavily on our portion of the Fund’s performance during the reporting period as the asset class suffered due to a stronger U.S. dollar, a weakened outlook for non-U.S. economies, and a number of idiosyncratic events. Corporate credit exposures, including opportunistic overweights to both investment grade and high yield credit, delivered strong positive performance over the reporting period. Non-agency mortgage exposure was among the largest positive contributors to performance over the reporting period as the housing market was generally stable. Overweight exposures to commercial mortgage-backed securities (CMBS) also contributed as their spreads tightened.

With respect to currency positions, our portion of the Fund’s exposures to emerging market currencies, in aggregate, weighed on performance during the reporting period. In particular, long exposures to the Brazilian real, Argentine peso and Mexican peso weighed on performance as each currency saw significant declines relative to the U.S. dollar over the reporting period. However, our portion of the Fund’s exposures to non-U.S. developed market currencies contributed positively over the reporting period. In particular, a short position in the euro was a strong contributor as the currency declined 8.8% relative to the U.S. dollar over the reporting period.

Derivatives, primarily interest rate futures and options, were used to manage our portion of the Fund’s duration and yield curve positioning as well as currency positions, and detracted from returns.

PF Short Duration Bond Fund (sub-advised by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Short Duration Bond Fund’s Class P returned 3.05%, compared to a 3.03% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	3.05%	1.25%	1.71%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	3.03%	1.22%	1.59%

(1)	T. Rowe Price Associates, Inc. began managing the Fund on July 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at T. Rowe Price maintain the Fund’s strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half year), as well as using futures, forwards, and swaps. Furthermore, the Fund invests in out-of-benchmark securitized sectors to pick up incremental yield in the strategy. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation was the primary contributor to the Fund’s positive relative performance. Our strategic overweight allocation to bonds with 1-3-year maturities, corporate bonds, both investment-grade and crossover bonds (i.e., bonds that are split rated on the lower end of the investment-grade credit ratings spectrum or the highest end of the non-investment-grade ratings spectrum), contributed to the Fund’s relative performance for the reporting period. Solid demand from investors looking to minimize interest rate and duration risk provided support for short-maturity corporate bonds. As a result, the Fund’s significant overweight to the U.S. investment-grade corporate sector provided a meaningful contribution to relative results. Our corresponding underweight allocation to U.S. Treasury securities helped relative results, as risk assets rallied throughout most of the reporting period in line with strong stock market performance and with the Fed signaling a less aggressive monetary policy in the near term. Similarly, the Fund’s out-of-benchmark exposure to CMBS and asset backed securities (ABS) also helped relative performance, while its position in MBS detracted.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Our yield curve position detracted as we undercarried the benchmark. Throughout most of the reporting period, the Fund was tactically positioned for a shorter duration than the benchmark as a defensive stance to help protect against interest rate risk amid rising rates. This positioning caused the Fund to undercarry the benchmark, leading to yield curve underperformance.

Security selection within investment-grade corporates was a drag on performance. Select bonds within financial industries, especially Italian banking and finance names, underperformed amid Italy’s showdown with the European Union over its outsized budget deficit.

As of the end of the reporting period, the Fund held interest rate futures and currency forwards generating gross exposure of approximately 29.80%. The estimated return impact from employing currency forwards was 0.02% and -0.02% from futures for the reporting period.

PF Emerging Markets Debt Fund (sub-advised by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Emerging Markets Debt Fund’s Class P returned -0.61%, compared to a 4.21% return for the broad-based J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and -0.94% for the Emerging Markets Debt Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	Since Inception (06/29/12)
Fund’s Class P	(0.61%	)	4.02%	3.56%
J.P. Morgan EMBI Global Diversified Index	4.21%		5.44%	5.16%
Emerging Markets Debt Composite Benchmark	(0.94%	)	2.38%	2.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the broad-based J.P. Morgan EMBI Global Diversified Index and outperformed the sector-specific Emerging Markets Debt Composite Benchmark.

The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the reporting period, the Fund’s allocation to emerging markets sovereign external debt increased, starting the reporting period at 55% and ending at around 59% of the Fund’s net asset value (NAV). Over the reporting period, the Fund’s exposure to corporate debt increased, starting the reporting period at 6.40% and ending at around 8.50% of NAV. Finally, the Fund’s exposure to emerging market local currency bonds and net exchange rate positions was actively managed, starting the reporting period at 56%, and ending at around 54% of NAV. Over the same period, the broad-based J.P. Morgan EMBI Global Diversified Index (representing the emerging markets sovereign external debt asset class) strongly outperformed the J.P. Morgan Government Bond Index (GBI)-EM Global Diversified (representing the emerging markets local currency bonds asset class).

The Fund’s security selection in local currency sovereign debt detracted from the Fund’s absolute and relative returns over the reporting period. The Fund’s overweight position in hard currency sovereign external debt and the off-benchmark allocation to corporate debt contributed positively to the Fund’s relative performance over the reporting period.

In the emerging markets sovereign external debt space, the top country contributor to performance was Ecuador. Within local currency assets, the top two contributors to the Fund’s performance were an overweight position in the Brazilian real, and an underweight position in the Turkish lira, respectively. The largest detractors over the reporting period were off-benchmark positions in Jamaican corporate bonds, and overweight positions in the Argentinean peso and Polish zloty. Overall, the largest country contributors to Fund performance were overweight positions to Brazil and Ecuador and underweight positions to Turkey.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The Fund’s positions in derivatives are mainly in foreign exchange (FX) forwards—notably to hedge the FX exposure of some local currency bond positions, through interest rate swaps and total return swaps—for efficient fund management purposes.

The following are summary developments in various countries in which the Fund invested during the reporting period.

The announcement of an agreement between Ecuador and the International Monetary Fund (IMF) in February 2019 triggered spread tightening in Ecuadorian debt. The agreement involved total funding of more than ten billion U.S. dollars, with 4.2 billion U.S. dollars from the IMF and the balance from a number of other multilateral development institutions including the World Bank, the Inter-American Development Bank, the Development Bank of Latin America and others. Ecuador will not need to access the public markets for three years as a result of the agreement, likely resetting the spread level for eventual new issuance at much lower levels.

In Brazil, despite the uncertain political outlook in the run-up to the October 2018 presidential election, the election of a fiscally conservative president contributed to a positive environment for local bond markets. Modest, but positive economic growth has kept inflationary pressures contained, with the IPCA inflation rate (Brazil’s Consumer Price Index used to measure inflation) peaking at 4.50% in the fall, The Monetary Policy Committee of the Central Bank of Brazil (COPOM) cut the SELIC (the Central Bank of Brazil’s overnight rate) target rate to 6.50% early in the reporting period and left it there for the balance of the reporting period. Business confidence has been increasingly supported by the government’s liberal agenda (reforms, privatizations and positive/technically strong appointments to key posts at state-owned enterprises), as well as the appointments announced in the economic team. A positive surprise in the government’s primary deficit allowed the net debt/gross domestic product (GDP) for November 2018 to come in unchanged at 53.50%. This allowed the Brazil yield curve to benefit fully, and even outperform the tightening in the global yield curve in December 2018, taking the ten-year bond yields down to 9.24% at the end of the reporting period.

Argentina’s recession continued with third quarter 2018 GDP down 3.50% year-over-year, reflecting the ongoing tightening of domestic financial conditions. Domestic demand contracted, which led to an accelerated adjustment of the current account deficit. By September 2018, the depreciation of the Argentine peso had led the trade balance to swing into a surplus. Confidence indicators and investment spending confirm that the short-term outlook for the Argentine economy remains challenging, but we believe that the government’s economic policies will allow it to see through the necessary economic adjustment.

Turkey had a difficult year in 2018, as excessive credit growth and loose monetary policy fueled a large current account deficit early in the reporting period. Pressure on external funding conditions in the first quarter of the reporting period were inadequately addressed ahead of the parliamentary and presidential election in June 2018. This led to a balance of payments and exchange rate crisis during the summer. The central bank’s belated reaction in September 2018 allowed it to stabilize the exchange rate, but the lira still dropped 39% against the U.S. dollar during the reporting period, and the economy began experiencing a painful re-balancing that we believe could have been avoided using a more prudent, and more orthodox, economic policy. The Fund’s underweight position in Turkey over the reporting period allowed the performance impact to be somewhat limited and contributed to relative performance over the period.

PF Developing Growth Fund (sub-advised by Lord, Abbett & Co. LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Developing Growth Fund’s Class P returned 25.05%, compared to a 3.85% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	25.05%	9.41%	15.57%
Russell 2000 Growth Index	3.85%	8.41%	16.52%

(1)

Effective October 31, 2016, the Fund changed its name from PF Small-Cap Growth Fund. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks capital appreciation by investing in small-capitalization growth companies that we at Lord Abbett believe have above-average long-term growth potential and that are strongly positioned in the “developing growth” phase, which we define as the period of swift development after a company’s start-up phase when growth occurs at a rate generally not equaled by established companies in their mature years. These types of companies include companies that can transform markets through innovative products and services.

The leading contributor to the Fund’s relative performance during the reporting period was security selection in the information technology sector. Within this sector, the Fund’s holdings of Trade Desk, Inc., a provider of an advertisement technology platform, contributed. Trade Desk reported a strong fourth quarter 2018, with revenue growth acceleration driven by strength in its connected television business. Another contributor within this sector during the reporting period was the Fund’s position in Twilio, Inc., a provider of a cloud based communications software platform. Shares of Twilio benefited from the firm’s ability to capitalize on its vast and growing addressable market, through the introduction of new products like Flex, a cloud contact application, and from expanding its footprint with its acquisition of SendGrid.

Security selection within the health care sector also contributed to the Fund’s relative performance during the reporting period. Within this sector, the Fund’s holdings of Tandem Diabetes Care, Inc., a designer and developer of products related to diabetes, contributed as the company reported a strong fourth quarter 2018 across the board, driven by a substantial increase in pump shipments. The Fund’s holdings of Glaukos Corp., a medical device company, also contributed. Shares of Glaukos rose after Alcon, a major competitor, announced it was withdrawing its CyPass micro-stent from the market, providing tailwind for sales in Glaukos’ product.

Additionally, security selection within the consumer discretionary sector was a major contributor to the Fund’s performance during the reporting period. Specifically, the Fund’s holding of Planet Fitness, Inc., an operator of fitness center franchises, contributed. Shares of Planet Fitness continued their ascent during the reporting period, as an increase in black card membership prices helped earnings.

The leading detractor from the Fund’s performance relative to the benchmark during the reporting period was security selection within the financials sector. Within this sector, the Fund’s position in Western Alliance Bancorp, a provider of various banking services, detracted. Shares of Western Alliance Bancorp declined as investors were concerned about a possible moderation in growth due to increased competition for loans among banks and non-banks. Another detractor within the sector was the Fund’s position in CenterState Bank Corporation, a bank holding company. U.S. banks, like Western Alliance and CenterState, faced headwinds during the latter half of the reporting period, as investors appeared to expect commercial and industrial loan growth to decline, while the industry continued to face tougher competition from non-bank lenders and corporate clients.

Security selection in the communication services (formerly telecommunication services) sector also detracted from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Eventbrite, Inc., an operator of a self-service online ticketing platform, detracted. Eventbrite, which conducted its initial public offering in September 2018, declined during the reporting period as investors were concerned about its valuation and pending share lockup expiration. Additionally, though it beat consensus estimates in its first public reporting, it was not of the magnitude investors expected.

PF Growth Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Growth Fund’s Class P returned 14.99%, compared to a 12.75% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	14.99%	13.81%	16.11%
Russell 1000 Growth Index	12.75%	13.50%	17.52%

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection and, to a lesser extent, an overweight allocation to the financial sector contributed to performance relative to the benchmark. Within this sector, the Fund’s overweight positions in global payment transactions company MasterCard, global payments technology company Visa and communications real estate investment trust (REIT) American Tower also contributed to relative results.

Stock selection and, to a lesser extent, an underweight allocation to the industrial sector also benefited relative results. However, there were no individual stocks within this sector that were among the Fund’s largest relative contributors during the reporting period.

Stock selection in the consumer, non-cyclical sector bolstered relative results, led by an overweight position in analytical equipment, software and services provider Thermo Fisher Scientific. Additionally, holding shares of industrial and consumer products and services company Danaher (security is not a benchmark constituent) and pharmaceutical and medical products maker Abbott Laboratories (security is not a benchmark constituent), and not holding shares of pharmaceutical company Abbvie, further supported relative results.

Stock selection and, to a lesser extent, an overweight allocation to the technology sector strengthened relative returns. Within this sector, the Fund’s overweight positions in business and financial solutions software company Intuit, customer information software manager Salesforce.com and software company Adobe Systems contributed to relative results.

Stock selection in the consumer, cyclical sector detracted from relative performance. Within this sector, the Fund’s overweight positions in video game makers Activision Blizzard and Electronic Arts and online travel company Booking Holdings detracted from relative returns.

Stocks in other sectors that detracted from relative results included the Fund’s overweight positions in alcoholic beverages company Constellation Brands, tobacco manufacturer Philip Morris International, financial services provider Charles Schwab and wellsite services provider Concho Resources (security was not held in the Fund at reporting period end). In addition, the Fund’s position in shares of investment bank and asset manager Morgan Stanley (security is not a benchmark constituent and was not held in the Fund at reporting period end) and design and manufacturer of connectivity and sensors solutions TE Connectivity (security is not a benchmark constituent and was not held in the Fund at reporting period end), and an underweight position in computer and personal electronics maker Apple, also detracted from relative performance.

PF Large-Cap Value Fund (sub-advised by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Large-Cap Value Fund’s Class P returned 5.49%, compared to a 5.67% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year	5 Years	10 Years
Fund’s Class P	5.49%	6.95%	13.16%
Russell 1000 Value Index	5.67%	7.72%	14.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on near- and medium-term cash flows over those with a longer projected time frames when

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power. There is no change to our disciplined investment approach that focuses on competitively well-positioned companies with strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall sector allocation detracted from performance for the reporting period. The Fund’s underweights to the utilities and real estate sectors, as well as its overweight to the financials and materials sectors, detracted from performance. Stock selection in the energy, consumer staples, and utilities sectors also detracted from relative performance. On an individual stock basis, the leading detractors from relative Fund performance for the reporting period included our holdings in Halliburton in the energy sector, British American Tobacco in the consumer staples sector, Freeport-McMoRan in the materials sector, TE Connectivity in the information technology sector and State Street in the financials sector.

Relative to the benchmark, overall stock selection contributed to performance for the reporting period. The Fund’s stock selection in the financials, industrials and information technology sectors contributed the most to relative performance for the reporting period. In terms of allocation, the Fund’s underweight position in the consumer discretionary sector and overweight position in the communication services sector contributed to relative performance for the reporting period. The Fund’s cash position also helped performance. On an individual stock basis, the leading contributors to relative performance included positions in Motorola and Microsoft in the information technology sector, Twenty-First Century Fox in the communication services sector, American Tower in the real estate sector and Anthem in the health care sector.

During the reporting period, we established new positions in Berkshire Hathaway and Charles Schwab in the financials sector, Comcast in the communication services sector, Deere and UPS in the industrials sector and Pfizer in the health care sector. We exited our positions in British American Tobacco, Kimberly-Clark and McCormick in the consumer staples sector, Citigroup and Synchrony Financial in the financials sector, Freeport-McMoRan in the materials sector and National Oilwell Varco in the energy sector. In addition, Disney’s acquisition of certain assets of Fox, a Fund holding, closed during the first quarter of 2019; the Fund received cash for those assets and we retained the spinoff Fox entity (mostly comprising Fox’s sports and news assets) in the Fund. The Fund also received shares of AT&T (and cash) through its acquisition of Fund holding Time Warner, and Resideo Technologies and Garrett Motion were spun off from Fund holding Honeywell and not kept in the Fund.

PF Mid-Cap Equity Fund (sub-advised by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Mid-Cap Equity Fund’s Class P returned 5.37%, compared to a 6.47% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	5.37%	9.45%	15.46%
Russell Midcap Index	6.47%	8.81%	16.88%

(1)	Rothschild & Co AMUS began managing the Fund on June 13, 2018. Scout Investment, Inc. managed the Fund from January 1, 2013 through June 12, 2018. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark.

Rothschild & Co AMUS

Rothschild & Co AMUS assumed management of the Fund on June 13, 2018. During that approximately nine-month period from June 13, 2018 through March 31, 2019 when Rothschild & Co AMUS managed the Fund, the Fund’s Class P underperformed the benchmark. We at Rothschild & Co AMUS implement the Fund’s strategy by investing in common stocks and other equity securities of medium capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

With respect to individual stocks, the top detractors from the Fund’s performance included GrubHub, an online food ordering and delivery platform. The company reported mixed results and guidance due to incremental investment to penetrate what appears to be a very large market opportunity. In addition, the stock has been under-pressure due to overall competitive concerns. Noble Energy, a large international exploration and production company, provided a headwind during the reporting period as shares were impacted by a mid-2018 cut to production and guidance as well as a concurrent raise to capital expenditures. The company also removed longer term production guidance, which added to uncertainty. Lastly, the company was hurt by negative headlines in Colorado, where an anti-oil industry measure made the state’s ballot for the November election. While this measure was defeated, there remains continued concern for the industry in the state and we subsequently exited our position in the stock.

Sectors which detracted the most from performance of the Fund included energy, materials, and communication services. Conversely, utilities and consumer staples contributed to the Fund’s performance. Sector allocation was not a material driver of performance though a residual 2.50% position in cash provided a modest tailwind. Stock selection was negative, and the primary driver of the Fund’s performance, with the effects of detractors in consumer discretionary, industrials, and materials exceeding those of contributors in health care and information technology.

Individual contributors to the Fund’s performance included Euronet Worldwide, a payment processor, which reported better-than-expected first quarter 2019 results and guidance largely due to its ePay and electronic funds transfer segments. In addition, the stock’s outperformance was augmented by increased visibility for accelerated growth from the Visa dynamic currency conversion fee change coming in April. Ionis Pharmaceuticals, a health care company, benefited from its lead commercial drug Spinraza, which treats rare neuromuscular disease and is partnered with Biogen, exceeding expectations as the company’s pipeline continues to mature towards meaningful pivotal trials.

Scout Investments, Inc. (Scout)

Scout managed the Fund during the period from April 1, 2018 through June 12, 2018. During that approximately two-month period from April 1, 2018 through June 12, 2018 when Scout managed the Fund, the Fund’s Class P outperformed the benchmark. We at Scout maintained the Fund’s strategy, which was keenly focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalizations. We sought to invest in the securities of companies that had the potential to benefit from either macroeconomic or company-specific factors, and that were attractively priced relative to their fundamentals. The strategy invested in mid-cap stocks with emphasis on stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top-down (macroeconomic or political changes) or bottom-up (company-specific) catalysts to unlock that value, while selecting away from those stocks that the strategy perceived to be exposed to unnecessary risk factors. The Fund generally owned stocks of companies that were considered either “value” or “growth” companies.

Stock selection in five out of eleven sectors contributed to the Fund’s outperformance during the period when Scout managed the Fund, with positive contributions from the health care, real estate, materials, energy, and utilities sectors. The information technology, financials, consumer discretionary, industrials, telecommunications, and consumer staples sectors were a drag on overall stock selection during the period when Scout managed the Fund.

Overall, sector allocation was detrimental to relative performance during the period when Scout managed the Fund with the overweight position in financials having the largest negative impact, followed by underweight positions in utilities and real estate. The Fund’s underweight position in the consumer staples sector had the largest positive impact on performance during the period when Scout managed the Fund among the sectors, followed by the overweight of the health care sector. All other sectors had a minimal impact on relative performance. The Fund also experienced a small cash drag due to strong equity returns.

At the security level, the health care sector performance benefited from a rally in ABIOMED, Inc., the Fund’s top contributor during the period when Scout managed the Fund, as investors continued to appreciate ABIOMED’s near monopoly market position in small cardiovascular pumps, and the growth potential of this business. Oil refining and marketing company Andeavor was the second largest individual contributor as the stock rose sharply due to a takeover bid from a larger rival. Finally, Newfield Exploration rose as oil prices rebounded.

The detractors from performance during the period when Scout managed the Fund were an eclectic group consisting of pharmaceutical maker Nektar Therapeutics, Everest RE Group LTD, a provider of property and casualty insurance and reinsurance, and DXC Technology Company, a provider of outsourced technology and consulting services. Nektar fell as disappointing data on their combination clinical trial for NKTR-214 was released. Everest RE Group fell as property casualty losses, particularly from the California wildfires was higher than expected, and DXC Technology Company fell as guidance disappointed investors, and the spin-off of government information technology services company Perspecta hurt investor sentiment.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Multi-Asset Fund (managed by Pacific Life Fund Advisors LLC, collateral portion managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Multi-Asset Fund’s Class P returned 5.72%, compared to a 4.01% return for its benchmark, the MSCI World Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year	Since Inception (01/31/18)
Fund’s Class P	5.72%	(0.36%	)
MSCI World Index (Net)	4.01%	(2.13%	)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund buys and sells total return swap agreements to gain exposure to the large-capitalization and mid-capitalization asset classes of the U.S. and developed non-U.S. equity markets, including growth and value styles, that may be denominated in foreign currencies. We at PLFA actively manage the Fund’s exposures in these asset classes in seeking to contribute to overall returns for the Fund.

The primary contributors to the Fund’s performance were the Fund’s overweight position to U.S. equities relative to the benchmark. Additionally, the exposure to U.S. growth also contributed to the Fund’s performance. Furthermore, U.S. mid-capitalization companies also outperformed foreign markets, which contributed to performance. Separately, the Fund’s collateral pool outperformed the financing expense of the Fund’s swap positions, further contributing to performance.

On the other hand, the exposure to U.S. large-capitalization value detracted from performance. The financial sector, which is among the larger exposures in value indices, was among the worst performing sectors over the reporting period. Banks have struggled as interest rate spreads have tightened, which hurt their profitability.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Small-Cap Value Fund (sub-advised by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Small-Cap Value Fund’s Class P returned -4.23%, compared to a 0.17% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year		5 Years	10 Years
Fund’s Class P	(4.23%	)	6.64%	14.31%
Russell 2000 Value Index	0.17%		5.59%	14.12%

(1)	AllianceBernstein L.P. began managing the Fund on May 1, 2014 and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at AB maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks out-of-favor small-capitalization stocks with attractive long-term earnings prospects that the Fund’s investment team believes are undervalued. We believe that small-capitalization stocks offer greater opportunity for fundamental stock selection than large-capitalization stocks, since small-capitalization stocks are covered by fewer industry analysts. The Fund invests primarily in equity securities of small-capitalization U.S. companies.

During the reporting period, the Fund’s performance declined in absolute terms and underperformed its benchmark. Overall security selection detracted from its performance mainly due to the Fund’s financials, consumer discretionary and industrials holdings. Stock selection in the health care and technology sectors contributed to the Fund’s relative performance.

Overall sector allocation also detracted from the Fund’s performance during the reporting period. Underweight positions in utilities and real estate and an overweight to energy detracted from performance during the reporting period. An overweight to technology and an underweight to financials contributed to the Fund’s performance.

Cooper Standard, an automotive parts supplier, detracted from Fund performance after reporting disappointing fourth-quarter 2018 earnings and providing 2019 guidance meaningfully below investor expectations. The company pointed to decelerating global auto demand growth, rising raw material costs and pricing pressure as drivers of its weaker operating performance.

Texas Capital Bancshares, a Dallas-based regional bank, also detracted from performance relative to the benchmark. The bank reported weaker-than-expected earnings due to slowing loan growth and rising deposit costs, which was the result of increased competition.

Chemicals company Trinseo, a manufacturer of products such as styrene, which is used in a variety of end markets including tires, detracted from performance during the reporting period. The company preannounced disappointing profitability results due to weaker demand from certain Chinese end markets for its products.

Molina Healthcare, a managed-care company providing health care services for Medicaid, rose sharply after it reported better-than-expected profitability. Under its new CEO, Molina showed meaningful improvement in reducing its medical and overhead costs.

Finisar, a manufacturer of components used in data centers and telecommunication infrastructure, also contributed to performance relative to the benchmark in the reporting period. The company announced that it had reached a deal to be acquired at a significant premium by one of its competitors.

Verint Systems, a software company with products focused on cyber intelligence and customer engagement solutions, reported strong earnings results for its fiscal fourth quarter 2019 and raised revenue and earnings guidance for its fiscal full-year 2020. Markets were particularly encouraged by the potential for sustainable strong top-line growth in its business.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

PF Emerging Markets Fund (sub-advised by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Emerging Markets Fund’s Class P returned -3.61%, compared to a -7.41% return for its benchmark, the MSCI Emerging Markets Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	10 Years
Fund’s Class P	(3.61%	)	3.73%	11.39%
MSCI Emerging Markets Index (Net)	(7.41%	)	3.68%	8.94%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We, the Oppenheimer Emerging Markets team, are long-term investors in companies that we believe have competitive advantages and real options that manifest themselves over many years. The Fund mainly invests in common stocks of issuers in developing or emerging markets throughout the world, and focuses on companies with above-average earnings growth potential. While cyclical slowdowns can hurt all companies, extraordinary companies can often emerge from difficult periods with even greater competitive advantages. This is because such companies tend to have the cash flow and balance sheet flexibility to invest their businesses even during tough times. Using our long-term focus, we seek to take advantage of dislocations in the market and to buy these companies at compelling valuations.

On a sector basis, the Fund’s outperformance in relation to its benchmark was greatest within the consumer discretionary, financials and information technology sectors. The Fund underperformed its benchmark in the communication services, consumer staples and materials sectors due to stock selection.

With respect to the Fund’s country exposure, the top three performers versus the benchmark were France, Hong Kong and China. The Fund’s overweight position in France and Hong Kong, along with stock selection in China, benefited the Fund’s performance. Detractors from performance included the Fund’s overweight positions in the U.K. and the U.S., along with stock selection in the United Arab Emirates.

During the reporting period, the top individual contributors to performance included Kering (consumer discretionary) (France), Novatek (energy) (Russia) and Huazhu Group (consumer discretionary) (China).

Kering, domiciled in France, is the third largest luxury group in the world. The company controls iconic brands such as Gucci, Yves Saint Laurent, and Bottega Veneta. Kering has been successful in targeting a new customer base through the Gucci label, Asian consumers and millennials. Kering has focused heavily on retaining this customer base through investments in a strong digital and e-commerce strategy. With a focus on digital distribution, we believe there will be further market share gains in Asia.

Novatek is a Russian energy company. It has always stood at the forefront of technological and business innovation, finding creative ways to add value to its constantly expanding natural gas and condensate resource base. Novatek is going through another transformation: from a large, local independent gas player to a global liquefied natural gas (LNG) major. Saudi Aramco’s interest in acquiring a portion of one of Novatek’s latest projects, Arctic LNG 2, supports our belief that the company can evolve into a cash generative play on the exploding global appetite for cleaner energy.

Huazhu Group is one of the largest hotel operators in China with 3,700 hotels under management. Huazhu Group pioneered the budget hotel segment in China using an asset light franchise model, which alleviates the heavy capital requirements that are common for hotel operators. The company’s demonstrable foresight allowed them to capitalize on the developing middle class of China. Huazhu made a strategic shift to develop mid-scale hotels to take advantage of the changing demands and taste of the Chinese consumer base, as well as the business traveler. They also entered into a strategic partnership with Accor hotels to gain access to high scale brands. The company continues to refine and expand its business model, and has steadily improved revenue per available room, (RevPar). We believe there is still ample room for growth as strong hotel openings—management expects 800-900 in 2019—should support revenue growth in 2019 and beyond.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

The most significant detractors from performance for the reporting period included Tencent (communication services) (China), Naver (communication services) (South Korea) and Glencore (materials) (U.K.).

Tencent is a Chinese internet company that dominates the Chinese consumer market through a broad ecosystem built on gaming, messaging, payment, and content. Although Tencent continues to diversify, the company still derives the majority of gross profits from gaming. Gaming growth is slowing as a result of a very large base of comparison. Additionally, in early 2018, approvals for new PC and mobile games were delayed due to changes in administrative procedures at the regulators. These factors coupled with unresolved trade issues between the U.S. and China, which negatively impacted all U.S.-listed Chinese companies, and a global correction in technology stocks have contributed to earnings downgrades. As of December 2018, the Chinese government has resumed video game approvals, which has helped stabilize sentiment around the company and the share price. We believe many investors do not fully appreciate the growth from traditional business segments, such as advertising, and the many other areas that are still in the nascent stages of growth and profitability including content, fintech and cloud.

Naver is the leading South Korean internet portal. Naver’s dominance came under government scrutiny in 2018, negatively impacting the share price- this has since moderated as the government’s intentions were clarified. The company’s margins were impacted by investments in a number of fronts including financial technology, artificial intelligence, cloud, taxi hailing and other investments in South East Asia- this too should moderate as these investments mature.

Glencore is one of the world’s leading producers and marketers of commodities and one of the most diversified. The industry should benefit from more stable commodity prices as well as material growth in the electric vehicle market over the next several years, which is expected to drive strong demand for commodities of which Glencore is one of the leading producers—copper, cobalt and nickel. Over half of cobalt’s production is based in the Democratic Republic of Congo (DRC). Glencore’s stock price has been adversely impacted by ongoing political and policy controversies at the Katanga mine in the DRC. Importantly, we expect the company to prioritize the return of cash to shareholders in the coming years.

PF International Large-Cap Fund (sub-advised by MFS Investment Management)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF International Large-Cap Fund’s Class P returned 0.62%, compared to a -3.71% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		5 Years	10 Years
Fund’s Class P	0.62%		3.84%	9.99%
MSCI EAFE Index (Net)	(3.71%	)	2.33%	8.96%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at MFS use a bottom-up investment style, which involves the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

A combination of an overweight allocation and stock selection in the consumer, non-cyclical sector contributed to performance relative to the benchmark. The Fund’s overweight positions in imaging products and medical-related equipment manufacturer HOYA (Japan), global food company Nestle (Switzerland), credit risk services provider Experian (U.K.), medical products and equipment manufacturer Terumo (Japan) and pharmaceutical and diagnostic company Roche Holding (Switzerland) contributed to relative performance.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

A combination of stock selection and an underweight allocation to the consumer, cyclical sector also contributed to relative returns. Within this sector, the fund’s overweight position in luxury goods company LVMH (France) contributed to relative results.

Stock selection within both the technology and industrial sectors further contributed to relative performance. Within the technology sector, the Fund’s holding of information technology services and solutions firm Tata Consultancy Services (security is not a benchmark constituent) (India) and an overweight position in shares of security software provider Check Point Software Technologies (Israel) contributed to relative results. Within the industrial sector, the Fund’s holding of railroad company Canadian National Railway (security is not a benchmark constituent) (Canada) contributed to relative performance.

Another top relative contributor during the reporting period included the Fund’s overweight position in insurance company AIA Group (Hong Kong).

Stock selection in the communications sector detracted from relative performance led by the Fund’s overweight positions in communications company WPP Group (U.K.) and advertising and broadcasting company ProSiebenSat.1 Media (Germany).

A combination of an underweight allocation and stock selection in both the utilities and energy sectors detracted from relative results. However, there were no individual stocks within either sector that were among the Fund’s top relative detractors during the reporting period.

Other top relative detractors during the reporting period included overweight positions in pharmaceutical company Bayer (Germany), investment management and banking firm UBS (Switzerland), financial services firm ING Groep (Netherlands), wealth management firm Julius Baer (Switzerland), human resources and employment services provider Randstad Holdings (Netherlands) and automotive component manufacturer Denso (Japan). Not owning a position in mining giant BHP Billiton (U.K.) detracted from relative performance. The Fund’s holding of beverage manufacturer AmBev (security is not a benchmark constituent) (Brazil) further detracted from relative results.

PF International Small-Cap Fund (sub-advised by QS Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF International Small-Cap Fund’s Class P returned -12.54%, compared to a -9.16% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year		Since Inception (01/14/15)
Fund’s Class P	(12.54%	)	5.89%
S&P Developed Ex-U.S. SmallCap Index	(9.16%	)	7.10%

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at QS Investors seek to manage a well-diversified, style neutral portfolio with modest region and sector allocations in relation to the benchmark through bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost-efficient trading. The Fund primarily invests in securities of companies with small market capitalizations that are located in developed foreign countries. The Fund continues to invest in more than 200 companies and generally expects to invest a significant amount of its assets in about the same number of non-U.S. countries as the benchmark (which is comprised of developed countries outside the U.S.).

For the reporting period, stock selection results were mixed across all major regions and most sectors and detracted from performance overall. Stock selection detracted from relative return in continental Europe, Japan and in the resource-based countries of Australia, New Zealand and Canada. Selection in Japanese real estate and European industrials stocks were the primary detractors at the industry group level.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

At the security level, the largest detractors from relative performance were overweights to Japanese real estate company Leopalace21 Corporation, which experienced declining performance as news broke out about defective apartments and building code violations, and France’s Eramet SA which is in the materials sector, whose performance rebound was cut short by strikes at the company’s nickel mines in New Caledonia. Not holding Germany’s Wirecard AG, which is included in the benchmark, was also a large detractor from the Fund’s performance as the global internet technology and financial services provider continued to do well. An overweight position to Oriflame Holding AG, a cosmetic manufacturer and wholesaler based in Switzerland, was also a detractor from relative performance.

Stock selection contributed to relative returns in Asia Developed ex Japan and the U.K., led by the banks sector. At the security level, an overweight to Singapore skin care company, Best World International Limited, was the primary contributor. That security returned approximately 63% over the reporting period, as the company continued to see strong growth in China during the first quarter of the reporting period. Having overweight positions to Japanese food production and distribution company, Kobe Bussan Co., Ltd., and Japanese IT company, Daiwabo Holdings Co., Ltd., also contributed to performance with returns in excess of 70% and 35%, respectively, for the reporting period. Not holding Aryzta AG, a food company based in Switzerland, also contributed to performance.

Region and sector allocation results were mixed and detracted from performance overall for the reporting period, with the impact of an underweight to the U.K. and an overweight to the smaller region of Asia Developed ex Japan having the largest negative impact.

PF International Value Fund (sub-advised by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF International Value Fund’s Class P returned -8.51%, compared to a -3.71% return for its benchmark, the MSCI EAFE Index (Net).

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year		5 Years	10 Years
Fund’s Class P	(8.51%	)	0.53%	6.92%
MSCI EAFE Index (Net)	(3.71%	)	2.33%	8.96%

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017 and some investment policies changed at that time. Other firms managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class P underperformed the benchmark. The Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

The Fund’s underperformance relative to its benchmark was largely driven by security selection. Weak security selection within the financials, industrials, and utilities sectors drove relative underperformance but was partially offset by stronger selection in the information technology, communication services, and materials sectors. Sector allocation, which is a residual of our fundamental stock selection process, also detracted from relative performance. The Fund’s overweight position in financials and underweight positions in health care and consumer staples detracted most from relative performance. An overweight allocation to the energy sector contributed positively to performance and somewhat offset these detractions. On a country-by-country basis, weak security selection in Japan, Switzerland and France detracted most from relative performance. Stronger contributions came from our holdings in Sweden, U.K. and Italy.

Top individual issuer detractors from relative performance included Societe Generale SA (financials) and UniCredit SPA (financials). Societe Generale is a French universal bank with retail, insurance, and investment banking. The stock traded down throughout the reporting period as a result of increased political tension in Europe, missing earnings estimates and targets in the fourth quarter of 2018, and moving their 2018

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

dividend from cash to a scrip option. UniCredit is an Italian retail and commercial bank. The stock traded down due to the uncertainty of the political climate in Italy as well as the sizeable exposure the bank has to Turkey. We maintained positions in both companies as of the end of the reporting period.

Top individual issuer contributors to benchmark-relative returns included Air France-KLM (industrials) and Ericsson LM (information technology). Air France-KLM, one of the three major European airlines, outperformed during the reporting period driven by multiple strong earnings, low oil prices, and a new CEO at the helm. We re-initiated a position during the second quarter of 2018 as labor strikes, higher energy prices, and the lack of a CEO drove the company’s enterprise value back to the lows seen during the financial crisis. We maintained a position in the stock as of the end of the reporting period. Ericsson LM is a Swedish telecommunication equipment company. Shares benefited from multiple consecutive strong earnings results over the period as well as the global ban on its competitor, Huawei. We trimmed our position on strength but continued to hold the stock as of the end of the reporting period.

PF Real Estate Fund (sub-advised by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Real Estate Fund’s Class P returned 18.20%, compared to a 9.50% return for the broad- based S&P 500 Index, a 19.16% return for the sector-specific benchmark the MSCI U.S. REIT (Net), and a 20.86% return for the sector-specific benchmark, the Financial Times Stock Exchange (FTSE) National Association of REIT (NAREIT) Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the ten-year period ended March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year	5 Years	10 Years
Fund’s Class P	18.20%	7.71%	16.89%
S&P 500 Index	9.50%	10.91%	15.92%
MSCI U.S. REIT (Net)	19.16%	7.62%	17.01%
FTSE NAREIT Equity REITs Index	20.86%	9.12%	18.28%

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the broad-based S&P 500 Index but underperformed both the sector-specific FTSE NAREIT Equity REITs Index and the sector-specific MSCI U.S. REITs Index (Net).

Principal REI

Principal REI assumed management of the Fund on May 1, 2018. During the ten-month period from May 1, 2018 through March 31, 2019 when Principal REI managed the Fund, the Fund’s Class P outperformed both the broad-based S&P 500 Index and the sector-specific MSCI REITs Index. We, the Principal REIT team, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricings amongst groups of comparable stocks. Alpha generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of alpha so excess return generation is consistent over the long term. Top-down and quantitative elements are incorporated, but represent a minor role in our investment process.

Fund performance was driven by a mix of selection decisions as well as positioning relative to the defensive and macro driven themes. A few notable positive contributors helped to dampen relative underperformance. Selection in retail stocks despite the weak landscape and an overweight to defensive apartments were positive contributors. The Fund also benefitted from non-index holdings in towers as the group is supported by structural growth drivers. Finally, an underweight to the diversified REITs contributed to performance.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Among the factors that detracted from relative performance was weak stock selection in U.S. data centers as the Fund’s holdings underperformed peers relative to the broad-based benchmark on concerns of the pace of leasing growth slowing for the group as well as a broader technology stock selloff. Market leadership by defensive oriented stocks like special purpose property owners detracted from the Fund performance due to an overall underweight to the group, however, good selection more than offset this underperformance. Investors favored these stocks for their higher yields, less economic sensitivity, and lower volatility despite more expensive relative valuations. For the same reason, hotels were weak performers and our exposure there also detracted from performance relative to the broad-based benchmark.

Morgan Stanley Investment Management Inc. (Morgan Stanley)

Morgan Stanley managed the Fund from April 1, 2018 through April 19, 2018. During this period when Morgan Stanley managed the Fund, the Fund’s Class P underperformed both the sector-specific FTSE NAREIT Equity REITs Index and the broad-based S&P 500 Index. Transitioning the Fund’s portfolio of investments to a new manager accounted for the Fund’s performance during the remainder of the reporting period from April 20, 2018 to April 30, 2018. We, the managers at Morgan Stanley, maintained our core investment philosophy as a real estate value investor, which resulted in the ownership of stocks whose share prices we believed provided real estate exposure at the best valuation relative to their underlying asset values. Our company-specific research led us to an overweighting in the Fund (relative to the sector-specific benchmark) to a group of companies that are focused in the ownership of New York City (NYC) office assets, Class A retail malls and a number of shopping center, apartment and office stocks and an underweighting to companies concentrated in the ownership of health care, data center and net lease assets.

REITs underperformed the broader equity markets, as measured by the broad-based benchmark, as share price weakness appeared to be largely related to concerns with regard to the impact on REIT share prices in a higher interest rate environment. During the period when Morgan Stanley managed the Fund, the Fund modestly outperformed the sector-specific index from bottom-up stock selection but underperformed from top-down sector allocation. Stock selection in primary central business district (CBD) office assets contributed to relative performance. This was partially offset by stock selection in diversified assets. From a top-down perspective, the underweight to health care assets contributed to relative performance. But this was more than offset by the overweight to primary CBD office and mall stocks and the underweight to hotels, industrial and diversified assets. There was a wider-than-typical disparity in relative valuations among the various REIT sectors during the period when Morgan Stanley managed the Fund. We saw the most attractive value in the NYC office and Class A mall sectors, which were trading at significant discounts to net asset values. Given share price declines we also saw attractive value in a number of stocks in the shopping center, apartment and office sectors.

PF Currency Strategies Fund (co-sub-advised by UBS Asset Management (Americas) Inc.)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Currency Strategies Fund’s Class P returned 0.88% compared to a 2.08% return for the FTSE 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception through March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019 (1)

	1 Year	5 Years	Since Inception (12/07/12)
Fund’s Class P	0.88%	3.22%	2.06%
FTSE 1-Month U.S. T-Bill Index	2.08%	0.69%	0.56%	(2)

(1)

UBS Asset Management (Americas) Inc. (“UBS”) became the sole sub-adviser of the Fund on October 16, 2018 and was previously co-sub-adviser with Macro Currency Group from November 1, 2013 to October 15, 2018. UBS was the sole sub-adviser to the Fund before that date. Prior to October 30, 2015, UBS was named UBS Global Asset Management (Americas) Inc.

(2)	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark.

Macro Currency Group (MCG)

MCG managed a portion of the Fund from April 1, 2018 through October 15, 2018. During that approximately six-month period when MCG managed the Fund, the Fund’s Class P outperformed the benchmark. MCG’s portion of the Fund is a combination of “systematic” and “discretionary” sub components. The systematic sub component seeks to capture longer-term fundamental shifts in currency movements, as such its investment time horizon is typically twelve months. The discretionary component of the Fund applies a qualitative approach that seeks to identify and take advantage of macroeconomic themes that influence exchange rates over the shorter-term (typically a two week to six-month horizon), a shorter time horizon than the systematic strategy. Both the systematic and discretionary approaches utilize non-deliverable currency forwards as part of the Fund’s investment strategy.

Performance of the strategy for MCG’s portion of the Fund was heavily impacted by the outcome of European elections in the first half of the reporting period and the Sintra central bank offsite meeting which heralded the beginning of policy normalization for several major central banks.

Over the course of the approximately six-month period when MCG managed the Fund, we held various positions, both long and short, across the developed market currency universe primarily through the use of derivatives, including non-deliverable forwards. Contributing to the positive performance of our portion of the Fund were long positions in peripheral European currencies including the British pound sterling and Danish krone, each of which benefited from improving growth backdrops and the British pound sterling particularly from growing optimism on post-Brexit relations with the EU. A long position in Japanese yen contributed to performance as it benefited from market volatility in the first quarter of 2018. The Norwegian krone (held both long and short during the period when MCG managed the Fund) also contributed to performance as we navigated developments in the Central Bank monetary policy and economic backdrop. The main detractor from MCG’s portion of the Fund’s performance was a short position in the euro, which rallied during the period when MCG managed the Fund. Constructive outcomes in European elections, particularly France, coupled with the initiation of policy normalization by the ECB helped drive the euro higher. Other short positions that detracted from performance were the Swiss franc and the Swedish krona, as both currencies were lifted by the rising euro. The Canadian dollar long position (held both long and short during the period when MCG managed the Fund) hurt performance as Stephen Poloz (Governor of the Bank of Canada) signaled a potential policy shift by indicating there may be more slack in the labour market and our long U.S. dollar suffered due to U.S. dollar weakness over the course of the reporting period.

UBS AM

UBS AM assumed sole management of the Fund on October 16, 2018. For the period of October 16, 2018 through March 31, 2019 when UBS AM managed the Fund, the Fund’s Class P underperformed the benchmark. We at UBS AM seek to implement the Fund’s strategy by gaining positive (or long) exposures to currencies that we believe are undervalued and negative (or short) exposures to currencies that we believe to be overvalued. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on the UBS AM portion of the Fund’s performance.

The UBS AM portion of the Fund held a long euro against U.S. dollar position which detracted from the Fund’s performance as the political risks and slowing growth in the Eurozone weighed on the euro. These dynamics equally impacted the performance of the Fund’s long euro against Swiss franc.

Similarly, the UBS AM portion of the Fund’s long Japanese yen against U.S. dollar detracted over the reporting period. The performance of this position ebbed and flowed through the course of the reporting period, largely reflecting investor risk appetite in response to changes in the global growth outlook. ‘Risk-on’ sentiment through 2019 thus far has led to softer performance from Japanese yen. That said, the Japanese yen strength through market stress towards the end of 2018 led to positive performance from the Fund’s long Japanese yen against Korean won.

However, a long Turkish lira position against the U.S. dollar had a negative impact on the UBS AM portion of the Fund’s performance as concerns over the reliance on U.S. dollar denominated funding in the Turkish corporate sector escalated and the implications for the banking sector and broader economy caused a material depreciation in the lira. Increased tensions between Turkey and the U.S. also drove down the value of the lira.

Contributing to performance, the UBS AM portion of the Fund held a short New Zealand dollar position against the U.S. dollar throughout the reporting period. We view the New Zealand dollar as the most overvalued developed market currency and over the reporting period, improving U.S. growth relative to New Zealand as well as relative monetary policy as the Fed raised rates helped this trade to outperform.

Over the reporting period, the UBS AM portion of the Fund also held a long U.S. dollar position against the Canadian dollar which contributed to performance. The majority of weakness in Canadian dollar through the reporting period came in the fourth quarter 2018 which coincided with weakness in oil prices resulting from concerns about oversupply.

In emerging markets, the Fund’s long Mexican peso position against the U.S. dollar contributed to performance. We believed that the Mexican peso was attractively valued and offered positive interest rate relative to U.S. dollar, even after inflation has been taken into account. Over the reporting period, the positioning in this pair was adjusted tactically and benefitted from some of the volatility induced by the Mexican presidential election. Rate hikes and a positive outcome in trade negotiations with the U.S. also helped Mexican peso to perform well at times throughout the reporting period.

Although we trimmed the UBS AM portion of the Fund’s long Japanese yen position following strength through the beginning of 2019, we remain constructive on the Japanese yen and the outlook for the Japanese economy. We perceive Japanese yen to be the most attractively valued currency in the Group of Ten (G10) currencies, which are ten of the most heavily traded and liquid currencies among advanced economies, and this position to some extent offsets some of the risk-on emerging market positions we currently hold within the Fund. This position is partially held against Korean won while Korean growth has been reasonable, inflation remains below target and Korean won is susceptible to a slowing, rebalancing China that could increasingly become a competitor in terms of high value goods.

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

We retain conviction in the Mexican peso. It continues to benefit from tailwinds such as valuation and carry, while having also recently agreed a trade deal with the U.S. We believe the political risk in Mexico is being priced too cautiously by the market—we see scope for this to reduce and retain conviction in the strength of Mexico’s institutions and monetary policy independence against this backdrop. The UBS AM portion of the Fund’s short to Canadian dollar is predicated on scope for policy error, and a frothy housing sector.

We retain the view that tighter global monetary conditions remain a headwind for emerging markets, commodities and risk seeking trades in general, suggesting more scope for euro to rise further towards its long-term equilibrium levels versus both New Zealand dollar and Australian dollar. New Zealand and Australia are relatively indebted countries whose normal interest rate premium versus the U.S. dollar is currently below its long-run average. Both economies are positively exposed to world commodities prices, albeit of different varieties, for which softer emerging market growth, especially in China, is expected to be a headwind: in China we think that government policy is designed more to stabilize the economy rather than engineer a new spurt in growth.

We are of the view that too much pessimism is currently priced into European currencies. We see scope for euro to be more positive than expected particularly as Chinese stimulus takes hold through the middle of the 2019 offering support to external demand. We continue to focus on those currencies with stronger valuation support such as Swedish krona and Norway krone, with support for euro, on account of the negative interest rate differentials relative to U.S. dollar. Accordingly, we increased exposure to Swedish krona on weakness through the end of the reporting period, funding this from U.S. dollar.

PF Equity Long/Short Fund (sub-advised by AQR Capital Management, LLC)

Q. How did the Fund perform for the year ended March 31, 2019?

A. For the year ended March 31, 2019, the PF Equity Long/Short Fund’s Class P returned -15.08%, compared to a 4.01% return for the broad- based MSCI World Index (Net) and 3.32% for the Equity Long/Short Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmarks for the period from inception through March 31, 2019. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the Periods Ended March 31, 2019

	1 Year		Since Inception (04/27/15)
Fund’s Class P	(15.08%	)	7.23%
MSCI World Index (Net)	4.01%		6.13%
Equity Long/Short Composite Benchmark	3.32%		3.68%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed both the broad-based MSCI World Index (Net) and the style-specific Equity Long/ Short Composite Benchmark. We at AQR manage the Fund’s strategy by seeking to provide higher risk-adjusted returns with lower volatility relative to global equity markets. The strategy seeks to generate returns from three different sources: 1) the potential gains from the Fund’s long and short equity positions by generally entering into total return basket swaps, 2) overall exposure to equity markets, generally through the use of futures and currency forwards contracts, and 3) the active increase and decrease of the Fund’s net exposure to equity markets. The strategy primarily seeks to add alpha (excess return over the broad-based benchmark) via its long/short stock portfolio. The Fund invests both in total return basket swaps and futures contracts, as well as currency forwards, to gain economic exposure to specific stocks and global equity markets. These derivative positions are responsible for substantially all the performance in the Fund.

Negative performance was largely driven by the Fund’s market neutral stock selection component, which employs a bottom-up stock and industry selection investment process, using fundamental investing concepts and evaluating them across stocks to create signals that are divided into broad themes. Within stock selection, the best performing themes over the reporting period were earnings quality and stability. Conversely, investor sentiment and value were the worst performing themes. By sector, financials were the largest contributors to performance, while industrials, information technology and materials were the largest detractors. By country, Switzerland was the largest contributor to performance. Stock selection within the U.S. was responsible for the lion’s share of negative performance, though Japan, the U.K., Canada and Sweden also detracted. The Fund’s strategic beta exposure component contributed to performance, though not enough to offset losses. The

See benchmark definitions on A-23 – A-25

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Fund’s tactical market exposure (the desired deviation from a beta of 0.50) contributed. This was due mainly to an underweight position to the broad-based benchmark which was particularly beneficial during the month of October when markets fell. While tactical positioning was largely underweight over the reporting period, our view on the broad-based benchmark ended the reporting period positive with a target beta to the index of 0.50.

The Fund ended the reporting period with a highly diversified stock portfolio of 853 long positions and 804 short positions. Securities remained globally diversified, with around 40% of the Fund invested outside of the U.S. As of the end of the reporting period, the Fund’s largest net long exposures were in information technology and health care, while its largest net short exposures were in consumer discretionary and financials.

Benchmark Definitions

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is 50% J.P. Morgan EMBI Global Diversified; 25% J.P. Morgan ELMI+; 25% J.P. Morgan GBI- EM Global Diversified. Results include the reinvestment of all distributions.

Equity Long/Short Composite Benchmark is 50% ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index and 50% MSCI World Index (Net). Results include the reinvestment of all distributions.

FTSE 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and is a free float adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Questions (NASDAQ). Results include the reinvestment of all distributions.

ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries. Results include the reinvestment of all distributions.

Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of March 31, 2019, the MSCI Emerging Markets Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

MSCI Europe, Australasia and Far East (EAFE) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of March 31, 2019, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index (Net) is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS). The index excludes mortgage REITs and selected specialized REITs. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of March 31, 2019, the MSCI World Index (Net) consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Index measures the performance of the large-capitalization segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000 Index represents approximately 92% of the investable U.S. equity market. It is constructed to provide a comprehensive and unbiased barometer for the large-capitalization and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3.000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

PACIFIC FUNDS PERFORMANCE DISCUSSION (Continued)

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Results include the reinvestment of all distributions.

PACIFIC FUNDSSM

PF INFLATION MANAGED FUND

Schedule of Investments

March 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 3.6%

Communications - 0.3%

AT&T Inc 3.376% (USD LIBOR + 0.750%) due 06/01/21 §	$100,000	$100,451

Energy - 0.9%

Petrobras Global Finance BV (Brazil) 5.999% due 01/27/28	180,000	182,610
7.375% due 01/17/27	180,000	199,035

		381,645

Financial - 1.9%

Bank of America Corp 5.875% due 03/15/28	10,000	10,161
Royal Bank of Scotland Group PLC (United Kingdom) 7.500% due 08/10/20	200,000	204,250
The Goldman Sachs Group Inc 3.811% (USD LIBOR + 1.200%) due 09/15/20 §	100,000	101,064
UniCredit SPA (Italy) 7.830% due 12/04/23 ~	400,000	445,804

		761,279

Industrial - 0.2%

General Electric Co 3.150% due 09/07/22	100,000	99,730

Utilities - 0.3%

Dominion Energy Gas Holdings LLC 3.211% (USD LIBOR + 0.600%) due 06/15/21 §	100,000	99,991
NextEra Energy Capital Holdings Inc 2.930% (USD LIBOR + 0.315%) due 09/03/19 §	20,000	20,007

		119,998

Total Corporate Bonds & Notes (Cost $1,393,843)		1,463,103

MORTGAGE-BACKED SECURITIES - 15.1%

Collateralized Mortgage Obligation - Commercial - 0.3%

Latitude Management Real Estate Capital Inc 3.471% (USD LIBOR + 0.980%) due 02/22/32 § ~	108,554	108,203

Collateralized Mortgage Obligations - Residential - 5.1%

Alternative Loan Trust 2.606% (USD LIBOR + 0.120%) due 06/25/36 §	138,773	129,936
6.000% due 03/25/37	174,772	124,974
Banc of America Mortgage Trust 4.206% due 07/25/35 §	37,751	35,037
Chevy Chase Funding LLC Mortgage-Backed Certificates 2.846% (USD LIBOR + 0.360%) due 03/25/35 § ~	141,384	141,668
Citigroup Mortgage Loan Trust 4.654% due 03/25/37 §	102,304	100,296
Countrywide Home Loan Mortgage Pass-Through Trust 4.366% due 01/19/34 §	9,139	9,313

	Principal Amount	Value
Credit Suisse Mortgage Trust 2.636% (USD LIBOR + 0.150%) due 09/29/36 § ~	$302,000	$283,826
Fannie Mae
2.836% (USD LIBOR + 0.350%) due 07/25/37 §	21,508	21,499
2.866% (USD LIBOR + 0.380%) due 07/25/37 §	32,802	32,830
2.926% (USD LIBOR + 0.440%) due 05/25/36 §	15,806	15,690
2.931% (USD LIBOR + 0.445%) due 02/25/37 §	6,378	6,393
Government National Mortgage Association 2.888% (USD LIBOR + 0.400%) due 02/20/49 §	299,419	298,969
3.030% (USD LIBOR + 0.150%) due 08/20/68 §	100,798	99,465
GreenPoint Mortgage Funding Trust 2.666% (USD LIBOR + 0.180%) due 09/25/46 §	24,593	23,032
GSR Mortgage Loan Trust 4.521% due 09/25/35 §	11,328	11,586
JP Morgan Alternative Loan Trust 2.946% (USD LIBOR + 0.460%) due 03/25/36 §	71,057	68,548
JP Morgan Mortgage Trust 4.252% due 06/25/35 §	35,681	35,556
Merrill Lynch Mortgage Investors Trust 4.308% due 12/25/34 §	43,399	43,740
Residential Accredit Loans Inc Trust 2.666% (USD LIBOR + 0.180%) due 06/25/46 §	91,021	37,355
Residential Asset Securitization Trust 6.500% due 09/25/36	193,638	128,781
Structured Adjustable Rate Mortgage Loan Trust 0.440% (USD LIBOR + 0.250%) due 02/25/35 §	14,051	13,028
Structured Asset Mortgage Investments II Trust 2.696% (USD LIBOR + 0.210%) due 05/25/36 §	69,537	64,386
Towd Point Mortgage Funding PLC (United Kingdom) 1.860% (GBP LIBOR + 1.025%) due 10/20/51 § # ~	GBP 250,000	325,696
WaMu Mortgage Pass-Through Certificates 2.856% (USD LIBOR + 0.370%) due 01/25/45 §	$50,699	50,709

		2,102,313

Fannie Mae - 9.7%

3.000% due 05/01/49	200,000	198,961
3.500% due 05/01/49	1,100,000	1,114,523
3.500% due 06/01/49	470,000	475,875
4.000% due 05/01/49	2,100,000	2,158,570

		3,947,929

Total Mortgage-Backed Securities (Cost $6,161,590)		6,158,445

ASSET-BACKED SECURITIES - 6.8%

Asset Backed Funding Corp Trust 3.086% (USD LIBOR + 0.600%) due 10/25/34 §	21,723	21,838
B&M CLO Ltd (Cayman) 3.509% (USD LIBOR + 0.730%) due 04/16/26 § ~	222,886	222,212
Countrywide Asset-Backed Certificates 2.626% (USD LIBOR + 0.140%) due 07/25/37 §	293,615	266,119
2.676% (USD LIBOR + 0.190%) due 11/25/37 §	153,368	146,621
2.686% (USD LIBOR + 0.200%) due 09/25/37 §	77,433	64,663

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Credit-Based Asset Servicing & Securitization LLC 2.706% (USD LIBOR + 0.220%) due 07/25/37 § ~	$341,293	$230,285
Crown Point CLO Ltd (Cayman) 3.713% (USD LIBOR + 0.940%) due 07/17/28 § ~	200,000	198,375
Freddie Mac Structured Pass-Through Certificates 2.770% (USD LIBOR + 0.140%) due 09/25/31 §	875	867
Home Equity Asset Trust 3.341% (USD LIBOR + 0.855%) due 08/25/34 §	30,158	29,929
Home Equity Mortgage Loan Asset-Backed Trust 2.706% (USD LIBOR + 0.220%) due 04/25/37 §	93,255	73,966
Long Beach Mortgage Loan Trust 2.606% (USD LIBOR + 0.120%) due 08/25/36 §	87,207	45,822
Loomis Sayles CLO II Ltd (Cayman) 3.687% (USD LIBOR + 0.900%) due 04/15/28 § ~	280,000	277,009
MidOcean Credit CLO IV (Cayman) 3.587% (USD LIBOR + 0.800%) due 04/15/27 § ~	450,000	448,613
Option One Mortgage Loan Trust 2.626% (USD LIBOR + 0.140%) due 01/25/37 §	79,520	59,621
2.626% (USD LIBOR + 0.140%) due 03/25/37 §	100,412	74,753
Saxon Asset Securities Trust 2.796% (USD LIBOR + 0.310%) due 09/25/47 §	26,157	25,338
Soundview Home Loan Trust 2.686% (USD LIBOR + 0.200%) due 06/25/37 §	77,539	57,595
TICP CLO Ltd (Cayman) 3.601% (USD LIBOR + 0.840%) due 04/20/28 § # ~	450,000	445,972
Venture CLO Ltd (Cayman) 3.650% (USD LIBOR + 1.150%) due 10/22/31 § ~	100,000	99,820

Total Asset-Backed Securities (Cost $2,806,929)		2,789,418

U.S. TREASURY OBLIGATIONS - 102.9%

U.S. Treasury Inflation Protected Securities - 102.9%

0.125% due 04/15/21 ^	318,612	316,193
0.125% due 04/15/22 ^	517,510	512,356
0.125% due 01/15/23 ^	350,051	346,261
0.125% due 07/15/24 ^	3,943,498	3,896,839
0.125% due 07/15/26 ^	126,013	123,349
0.250% due 01/15/25 ^	1,059,542	1,049,029
0.375% due 07/15/25 ^	1,388,350	1,388,296
0.375% due 01/15/27 ^	427,232	423,747
0.375% due 07/15/27 ^	3,405,990	3,383,054
0.500% due 01/15/28 ^	4,387,978	4,381,676
0.625% due 07/15/21 ^	1,956,651	1,974,784
0.625% due 04/15/23 ^	283,744	285,868
0.625% due 01/15/24 ^	1,311,797	1,325,243
0.625% due 01/15/26 ^	2,510,636	2,540,843
0.750% due 07/15/28 ^	902,493	923,459
0.750% due 02/15/42 ^	111,396	108,714
0.750% due 02/15/45 ^	117,581	113,285
0.875% due 01/15/29 ^	837,371	865,117
0.875% due 02/15/47 ^	45,881	45,512
1.000% due 02/15/46 ^	611,896	625,170
1.000% due 02/15/48 ^	1,285,112	1,315,625
1.125% due 01/15/21 ^	3,613,104	3,660,377

	Principal Amount	Value
1.375% due 02/15/44 ^	$2,570,495	$2,846,769
2.000% due 01/15/26 ^	4,327,133	4,776,712
2.125% due 02/15/40 ^	11,646	14,557
2.125% due 02/15/41 ^	298,849	375,613
2.375% due 01/15/25 ^	2,670,740	2,967,779
2.500% due 01/15/29 ^	689,365	817,776
3.375% due 04/15/32 ^	83,668	112,883
3.875% due 04/15/29 ^	470,066	621,621

		42,138,507

Total U.S. Treasury Obligations (Cost $41,615,212)		42,138,507

FOREIGN GOVERNMENT BONDS & NOTES - 10.4%

Argentina Bonar (Argentina) 44.503% (ARS Deposit + 2.000%) due 04/03/22 §	ARS 12,000	269
Argentina POM Politica Monetaria (Argentina) 66.312% (ARS Reference + 0.000%) due 06/21/20 §	710,000	18,407
Argentine Republic Government (Argentina) 6.875% due 01/26/27	$230,000	186,789
Australia Government (Australia) 1.250% due 02/21/22 ^ ~	AUD 962,289	802,396
Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 100,000	116,141
French Republic Government OAT (France)
0.250% due 07/25/24 ^ ~	520,780	637,831
1.850% due 07/25/27 ^ ~	109,607	154,551
2.100% due 07/25/23 ^ ~	225,564	290,704
2.250% due 07/25/20 ^ ~	375,345	447,900
Italy Buoni Poliennali Del Tesoro (Italy) 2.350% due 09/15/24 ^ ~	133,952	161,779
Mexican Bonos (Mexico) 7.750% due 05/29/31	MXN 493,000	24,568
New Zealand Government (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 850,000	678,174
Peruvian Government International (Peru) 5.940% due 02/12/29 ~	PEN 200,000	63,537
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.125% due 08/10/28 ^ ~	GBP 395,261	647,415
0.125% due 11/22/65 ^ ~	9,780	30,345

Total Foreign Government Bonds & Notes (Cost $4,357,575)		4,260,806

SHORT-TERM INVESTMENTS - 1.5%

Commercial Paper - 0.6%

Energy Transfer Partners LP 3.405% due 04/22/19	$250,000	249,496

Foreign Government Issue - 0.0%

Argentina Treasury Bills (Argentina) (32.642%) due 06/28/19	ARS 50,000	1,270

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
Money Market Fund - 0.9%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	376,230	$376,230

Total Short-Term Investments (Cost $627,052)		626,996

TOTAL INVESTMENTS - 140.3% (Cost $56,962,201)		57,437,275

DERIVATIVES - (0.1%)
(See Notes (c) through (g) in Notes to Schedule of Investments)		(56,517)

OTHER ASSETS & LIABILITIES, NET - (40.2%)		(16,431,368)

NET ASSETS - 100.0%		$40,949,390

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	102.9%
Mortgage-Backed Securities	15.1%
Foreign Government Bonds & Notes	10.4%
Asset-Backed Securities	6.8%
Corporate Bonds & Notes	3.6%
Others (each less than 3.0%)	1.5%

	140.3%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	(40.2%	)

	100.0%

(b)	The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended March 31, 2019 was $16,993,737 at a weighted average interest rate of 2.034%.

(c)	Open futures contracts outstanding as of March 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bobl	06/19	10	$1,480,840	$1,493,505	$12,665
Euro-Bund	06/19	32	5,877,302	5,970,969	93,667
U.S. Treasury 2-Year Notes	06/19	22	4,673,172	4,688,063	14,891
U.S. Treasury Long Bonds	06/19	7	1,023,118	1,047,594	24,476

					145,699

Short Futures Outstanding
Australia 3-Year Bonds	06/19	13	904,657	910,651	(5,994)
Euro-BTP	06/19	9	1,283,257	1,307,103	(23,846)
Euro-BUXL	06/19	5	1,022,138	1,074,978	(52,840)
Euro-OAT	06/19	17	3,053,177	3,102,091	(48,914)
Euro-Schatz	06/19	50	6,267,682	6,280,428	(12,746)
Long Gilt	06/19	8	1,326,621	1,347,990	(21,369)
U.S. Treasury 5-Year Notes	06/19	19	2,177,553	2,200,734	(23,181)
U.S. Treasury 10-Year Notes	06/19	18	2,222,666	2,235,938	(13,272)
U.S. Treasury Ultra 10-Year Notes	06/19	28	3,647,041	3,717,875	(70,834)

					(272,996)

Total Futures Contracts					($127,297)

(d)	Forward foreign currency contracts outstanding as of March 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
ARS	190,553	USD	4,050	07/19	GSC	$—	($210)
AUD	1,130,000	USD	800,986	04/19	GSC	1,433	—
CNH	1,193,960	USD	173,000	04/19	JPM	4,669	—
COP	937,438,500	USD	299,238	06/19	JPM	—	(6,347)
EUR	1,866,000	USD	2,095,201	04/19	JPM	—	(1,323)
EUR	77,000	USD	87,480	04/19	SCB	—	(1,077)
GBP	63,000	USD	83,489	04/19	BRC	—	(1,419)
GBP	547,000	USD	724,167	04/19	SCB	—	(11,584)
IDR	4,260,022,700	USD	298,467	06/19	SCB	—	(3,159)
JPY	69,800,000	USD	632,397	04/19	BRC	—	(1,872)
KRW	98,517,060	USD	87,000	06/19	JPM	—	(208)
NZD	916,000	USD	622,544	04/19	SCB	1,295	—
RUB	20,899,395	USD	315,059	05/19	SCB	1,235	—
TWD	2,980,131	USD	97,000	06/19	BRC	—	(126)
USD	807,768	AUD	1,130,000	04/19	GSC	5,350	—
USD	801,460	AUD	1,130,000	05/19	GSC	—	(1,432)
USD	172,182	CNH	1,208,102	04/19	BRC	—	(7,592)
USD	96,000	COP	300,580,320	06/19	RBS	2,088	—
USD	1,122,272	EUR	992,000	04/19	BRC	9,128	—
USD	1,085,539	EUR	951,000	04/19	JPM	18,402	—
USD	2,100,683	EUR	1,866,000	05/19	JPM	1,445	—
USD	810,372	GBP	610,000	04/19	UBS	15,719	—
USD	725,264	GBP	547,000	05/19	SCB	11,595	—
USD	94,000	IDR	1,355,726,280	06/19	RBS	20	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	141,914	JPY	15,800,000	04/19	BRC	$—	($697)
USD	244,787	JPY	27,000,000	04/19	BRC	1,085	—
USD	274,416	KRW	307,620,554	06/19	GSC	3,406	—
USD	33,665	MXN	663,000	06/19	BRC	—	(16)
USD	629,874	NZD	916,000	04/19	SCB	6,035	—
USD	622,865	NZD	916,000	05/19	SCB	—	(1,325)
USD	21,000	PEN	69,386	04/19	BRC	108	—
USD	87,000	RUB	5,689,699	04/19	RBS	522	—
USD	45,872	RUB	3,045,108	05/19	GSC	—	(213)
USD	73,250	SGD	99,060	06/19	BRC	44	—
USD	302,273	TWD	9,285,222	06/19	SCB	442	—

Total Forward Foreign Currency Contracts						$84,021	($38,600)

(e)	Purchased options outstanding as of March 31, 2019 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	02/20/20	MSC	$4,000,000	$17,700	$30,278
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.500%	02/21/20	MSC	4,000,000	16,279	30,334
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.250%	03/26/20	MSC	3,800,000	22,519	19,971
Call - 2-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.250%	03/27/20	MSC	1,600,000	10,819	8,432

							$67,317	$89,015

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - Euro-Schatz (05/19)	EUR 114.00	05/24/19	EUX	66	EUR 7,524,000	$418	$370
Call - U.S. Treasury 5-Year Notes (06/19)	$123.00	05/24/19	CME	2	$246,000	17	16
Call - U.S. Treasury 10-Year Notes (06/19)	137.50	05/24/19	CME	29	3,987,500	249	453
Call - Euro-BTP (05/19)	EUR 153.00	05/24/19	EUX	11	EUR 1,683,000	135	123
Call - Euro-OAT (05/19)	173.00	05/24/19	EUX	3	519,000	37	34

						856	996

Put - Euro-Bobl (05/19)	126.00	05/24/19	EUX	27	3,402,000	178	151
Put - Euro-Bobl (05/19)	128.75	05/24/19	EUX	3	386,250	20	17
Put - Euro-Bund (05/19)	144.00	05/24/19	EUX	24	3,456,000	287	269
Put - Euro-Bund (05/19)	153.50	05/24/19	EUX	7	1,074,500	86	79

						571	516

Total Options on Futures						$1,427	$1,512

Total Purchased Options						$68,744	$90,527

(f)	Premiums received and value of written options outstanding as of March 31, 2019 were as follows:

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/ Initial Index - (1 + 4.000%)10]	04/22/24	JPM	$1,900,000	$13,823	($178)
Cap - U.S. CPI Urban Consumers	234.78	Maximum of [0, Final Index/ Initial Index - (1 + 4.000%)10]	05/16/24	JPM	200,000	1,390	(2)

						15,213	(180)

Floor - U.S. CPI Urban Consumers	234.81	Maximum of [0, 0.000% - ((Final Index/Initial Index)-1)]	03/24/20	JPM	700,000	7,910	(1)
Floor - U.S. CPI Urban Consumers	216.69	Maximum of [0, (1 + 0.000%)[10] - Final Index/Initial Index]	04/07/20	CIT	1,900,000	16,840	—
Floor - U.S. CPI Urban Consumers	217.97	Maximum of [0, (1 + 0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	300,000	3,870	—

						28,620	(1)

Total Inflation Floor/Cap Options						$43,833	($181)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2019

Interest Rate Floor Options

Description	Exercise Rate	Floating Rate Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - ICE Swap Rate	0.000%	2-Year/10-Year ICE Swap Rate	01/02/20	MSC	$700,000	$543	($206)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.521%	02/20/20	MSC	$1,700,000	$17,586	($29,948)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.527%	02/21/20	MSC	1,700,000	16,180	(30,297)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.338%	03/26/20	MSC	800,000	11,040	(10,502)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.344%	03/26/20	MSC	800,000	12,000	(10,631)
Call - 5-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.361%	03/27/20	MSC	600,000	9,784	(8,269)

							$66,590	($89,647)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 10-Year Notes (05/19)	$125.00	04/26/19	CME	3	$375,000	$980	($750)
Call - Euro Bund (05/19)	EUR 166.00	05/24/19	EUX	4	EUR 664,000	2,112	(5,474)
Call - Euro Bund (05/19)	167.00	05/24/19	EUX	1	167,000	632	(841)

						3,724	(7,065)

Put - Euro-Bund (05/19)	162.50	05/24/19	EUX	4	650,000	1,797	(538)

Total Options on Futures						$5,521	($7,603)

Total Written Options						$116,487	($97,637)

(g)	Swap agreements outstanding as of March 31, 2019 were as follows:

Credit Default Swaps on Corporate Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 03/31/19 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Daimler AG	Q	1.000%	12/20/20	ICE	0.271%	EUR 10,000	$160	$166	($6)

Credit Default Swaps on Credit Indices – Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Main 28 5Y	Q	1.000%	12/20/22	ICE	EUR 40,000	($1,111)	($1,207)	$96
CDX HY31 5Y	Q	5.000%	12/20/23	ICE	$294,000	(19,731)	(16,395)	(3,336)

						($20,842)	($17,602)	($3,240)

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 7	M	0.500%	01/17/47	DUB	$60,000	$551	($1,864)	$2,415
CMBX NA AAA 7	M	0.500%	01/17/47	MSC	40,000	367	(1,242)	1,609

						$918	($3,106)	$4,024

Credit Default Swaps on Sovereign Issues – Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 03/31/19 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Mexico Government	Q	1.000%	12/20/23	BRC	1.116%	$300,000	$1,441	$2,693	($1,252)

Total Credit Default Swaps							($18,323)	($17,849)	($474)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2019

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counterparty	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.788%	U.S. CPI Urban Consumers	Z / Z	MSC	07/18/26	$100,000	($2,390)	$—	($2,390)
1.805%	U.S. CPI Urban Consumers	Z / Z	MSC	09/20/26	10,000	(214)	—	(214)

						(2,604)	—	(2,604)

			Exchange
1.535%	Eurostat Eurozone HICP	Z / Z	LCH	06/15/23	EUR 700,000	19,074	56	19,018
2.500%	3-Month USD-LIBOR	S / Q	CME	12/19/23	$120,000	1,094	(305)	1,399
2.750%	3-Month USD-LIBOR	S / Q	LCH	12/19/23	400,000	8,217	(2,706)	10,923
1.168%	Eurostat Eurozone HICP	Z / Z	LCH	03/15/24	EUR 1,200,000	12,058	1,105	10,953
1.800%	U.S. CPI Urban Consumers	Z / Z	LCH	09/12/26	$100,000	(2,106)	(1,009)	(1,097)
1.780%	U.S. CPI Urban Consumers	Z / Z	LCH	09/15/26	100,000	(2,334)	(4,854)	2,520
1.385%	Eurostat Eurozone HICP	Z / Z	LCH	12/15/26	EUR 290,000	6,516	(4,074)	10,590
1.360%	Eurostat Eurozone HICP	Z / Z	LCH	06/15/27	30,000	706	(442)	1,148
2.180%	U.S. CPI Urban Consumers	Z / Z	LCH	09/20/27	$20,000	219	—	219
2.335%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/28	960,000	29,835	1,470	28,365
1.535%	Eurostat Eurozone HICP	Z / Z	LCH	03/15/28	EUR 40,000	1,809	—	1,809
2.353%	U.S. CPI Urban Consumers	Z / Z	LCH	05/09/28	$120,000	4,190	—	4,190
2.360%	U.S. CPI Urban Consumers	Z / Z	LCH	05/09/28	180,000	6,423	—	6,423
2.364%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/28	180,000	6,481	—	6,481
1.620%	Eurostat Eurozone HICP	Z / Z	LCH	05/15/28	EUR 340,000	18,411	21	18,390
2.379%	U.S. CPI Urban Consumers	Z / Z	LCH	07/09/28	$500,000	18,182	(288)	18,470
3.593%	GBP Retail Price	Z / Z	LCH	11/15/28	GBP 120,000	3,035	—	3,035
3.595%	GBP Retail Price	Z / Z	LCH	11/15/28	60,000	1,542	—	1,542
3.190%	GBP Retail Price	Z / Z	LCH	04/15/30	300,000	(7,146)	(16,949)	9,803
3.400%	GBP Retail Price	Z / Z	LCH	06/15/30	200,000	3,992	2,391	1,601
3.530%	GBP Retail Price	Z / Z	LCH	10/15/31	50,000	669	477	192
3.500%	GBP Retail Price	Z / Z	LCH	09/15/33	60,000	(4)	47	(51)
3.579%	GBP Retail Price	Z / Z	LCH	10/15/33	170,000	4,808	—	4,808
1.796%	Eurostat Eurozone HICP	Z / Z	LCH	11/15/38	EUR 100,000	9,371	6	9,365
1.808%	Eurostat Eurozone HICP	Z / Z	LCH	11/15/38	100,000	9,670	—	9,670
1.945%	Eurostat Eurozone HICP	Z / Z	LCH	11/15/48	20,000	3,000	—	3,000

						157,712	(25,054)	182,766

Total Interest Rate Swaps – Long						$155,108	($25,054)	$180,162

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2019

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.160%	France CPI Ex Tobacco	Z / Z	LCH	08/15/20	EUR 80,000	($716)	$57	($773)
2.027%	U.S. CPI Urban Consumers	Z / Z	LCH	11/23/20	$100,000	(225)	—	(225)
2.021%	U.S. CPI Urban Consumers	Z / Z	LCH	11/25/20	100,000	(211)	—	(211)
1.875%	U.S. CPI Urban Consumers	Z / Z	LCH	03/14/21	3,400,000	(754)	—	(754)
2.210%	U.S. CPI Urban Consumers	Z / Z	LCH	02/05/23	120,000	(1,926)	—	(1,926)
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	04/27/23	60,000	(1,331)	—	(1,331)
2.263%	U.S. CPI Urban Consumers	Z / Z	LCH	05/09/23	120,000	(2,599)	—	(2,599)
2.281%	U.S. CPI Urban Consumers	Z / Z	LCH	05/10/23	180,000	(4,052)	—	(4,052)
1.030%	France CPI Ex Tobacco	Z / Z	LCH	03/15/24	EUR 1,200,000	(6,041)	(265)	(5,776)
2.000%	3-Month USD-LIBOR	S / Q	CME	07/27/26	$400,000	6,146	5,823	323
2.400%	3-Month USD-LIBOR	S / Q	CME	12/07/26	400,000	(504)	—	(504)
1.750%	3-Month USD-LIBOR	S / Q	LCH	12/21/26	340,000	14,459	(2,170)	16,629
3.250%	3-Month NZD-Bank Bills	S / Q	CME	03/21/28	NZD 100,000	(6,518)	307	(6,825)
3.100%	3-Month USD-LIBOR	S / Q	CME	04/17/28	$1,590,000	(41,496)	(4,824)	(36,672)
2.765%	3-Month USD-LIBOR	S / Q	CME	07/18/28	150,000	(4,456)	—	(4,456)
3.134%	3-Month USD-LIBOR	S / Q	CME	09/13/28	1,500,000	(38,615)	—	(38,615)
3.428%	GBP Retail Price	Z / Z	LCH	03/15/47	GBP 30,000	1,311	1,776	(465)
2.000%	U.S. Fed Funds	A / A	LCH	12/15/47	$40,000	2,534	(72)	2,606
2.500%	3-Month USD-LIBOR	S / Q	CME	06/20/48	140,000	3,558	16,766	(13,208)
2.948%	3-Month USD-LIBOR	S / Q	CME	10/19/48	10,000	(698)	—	(698)
2.750%	3-Month USD-LIBOR	S / Q	CME	12/19/48	30,000	(837)	508	(1,345)
3.000%	3-Month USD-LIBOR	S / Q	CME	12/19/48	300,000	(24,435)	17,921	(42,356)
1.500%	6-Month GBP LIBOR	S / S	LCH	09/18/49	GBP 70,000	(2,863)	1,123	(3,986)

						($110,269)	$36,950	($147,219)

Total Interest Rate Swaps						$44,839	$11,896	$32,943

Total Swap Agreements						$26,516	($5,953)	$32,469

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
OTC Swap Agreements
Assets	$2,693	$4,024
Liabilities	(3,106)	(3,856)
Centrally Cleared Swap Agreements (6)
Assets	50,020	203,568
Liabilities	(55,560)	(171,267)

	($5,953)	$32,469

(6)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INFLATION MANAGED FUND

Schedule of Investments (Continued)

March 31, 2019

(h)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,463,103	$—	$1,463,103	$—
	Mortgage-Backed Securities	6,158,445	—	6,158,445	—
	Asset-Backed Securities	2,789,418	—	2,789,418	—
	U.S. Treasury Obligations	42,138,507	—	42,138,507	—
	Foreign Government Bonds & Notes	4,260,806	—	4,260,806	—
	Short-Term Investments	626,996	376,230	250,766	—
	Derivatives:
	Credit Contracts
	Swaps	4,120	—	4,120	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	84,021	—	84,021	—
	Interest Rate Contracts
	Futures	145,699	145,699	—	—
	Purchased Options	90,527	—	90,527	—
	Swaps	203,472	—	203,472	—

	Total Interest Rate Contracts	439,698	145,699	293,999	—

	Total Assets - Derivatives	527,839	145,699	382,140	—

	Total Assets	57,965,114	521,929	57,443,185	—

Liabilities	Sale-buyback Financing Transactions	(21,850,850)	—	(21,850,850)	—
	Derivatives:
	Credit Contracts
	Swaps	(4,594)	—	(4,594)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(38,600)	—	(38,600)	—
	Interest Rate Contracts
	Futures	(272,996)	(272,996)	—	—
	Written Options	(97,637)	—	(97,637)	—
	Swaps	(170,529)	—	(170,529)	—

	Total Interest Rate Contracts	(541,162)	(272,996)	(268,166)	—

	Total Liabilities - Derivatives	(584,356)	(272,996)	(311,360)	—

	Total Liabilities	(22,435,206)	(272,996)	(22,162,210)	—

	Total	$35,529,908	$248,933	$35,280,975	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments

March 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 48.2%

Basic Materials - 1.0%

Anglo American Capital PLC (South Africa) 3.625% due 09/11/24 ~	$250,000	$248,020
ArcelorMittal (Luxembourg)
4.550% due 03/11/26	10,000	10,234
7.000% due 10/15/39	80,000	91,354
Barrick Gold Corp (Canada) 5.250% due 04/01/42	30,000	32,495
Barrick North America Finance LLC (Canada) 5.700% due 05/30/41	90,000	103,160
BHP Billiton Finance USA Ltd (Australia)
2.875% due 02/24/22	15,000	15,159
6.750% due 10/19/75 ~	270,000	299,302
Braskem Finance Ltd (Brazil) 5.750% due 04/15/21 ~	400,000	416,200
Freeport-McMoRan Inc
3.550% due 03/01/22	170,000	168,512
4.000% due 11/14/21	20,000	20,175
Glencore Funding LLC (Switzerland)
2.875% due 04/16/20 ~	60,000	59,782
3.875% due 10/27/27 ~	30,000	28,840
4.000% due 03/27/27 ~	260,000	252,762
4.125% due 03/12/24 ~	170,000	171,979
Indonesia Asahan Aluminium Persero PT (Indonesia) 6.530% due 11/15/28 ~	700,000	800,458
Newcrest Finance Pty Ltd (Australia) 4.450% due 11/15/21 ~	500,000	513,021
Nutrien Ltd (Canada) 4.875% due 03/30/20	40,000	40,801
Resolute Forest Products Inc 5.875% due 05/15/23	100,000	100,125
SASOL Financing USA LLC (South Africa) 5.875% due 03/27/24	500,000	530,816
Southern Copper Corp (Peru) 6.750% due 04/16/40	360,000	433,530
Syngenta Finance NV (Switzerland) 3.698% due 04/24/20 ~	600,000	602,304
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	48,000	55,080
Yamana Gold Inc (Brazil) 4.625% due 12/15/27	90,000	88,213

		5,082,322

Communications - 4.8%

Altice Financing SA (Luxembourg) 5.250% due 02/15/23 ~	EUR 300,000	346,259
Altice France SA (France)
6.250% due 05/15/24 ~	$800,000	809,000
7.375% due 05/01/26 ~	200,000	196,500
Amazon.com Inc
3.875% due 08/22/37	70,000	73,221
4.050% due 08/22/47	80,000	84,737
4.950% due 12/05/44	120,000	143,854
AT&T Inc
3.000% due 02/15/22	30,000	30,141
3.400% due 05/15/25	50,000	49,555
3.800% due 03/15/22	800,000	821,325
4.350% due 06/15/45	340,000	313,072
British Telecommunications PLC (United Kingdom) 9.625% due 12/15/30	30,000	42,948
CCO Holdings LLC 5.125% due 05/01/27 ~	180,000	181,575
Charter Communications Operating LLC
3.579% due 07/23/20	2,060,000	2,075,553
4.200% due 03/15/28	60,000	59,648

	Principal Amount	Value
4.464% due 07/23/22	$1,000,000	$1,035,381
5.050% due 03/30/29	200,000	210,986
5.375% due 04/01/38	20,000	20,165
5.750% due 04/01/48	10,000	10,484
6.384% due 10/23/35	50,000	55,923
6.834% due 10/23/55	30,000	34,072
Comcast Cable Communications Holdings Inc 9.455% due 11/15/22	400,000	491,726
Comcast Corp
3.375% due 08/15/25	150,000	152,201
3.700% due 04/15/24	1,000,000	1,033,831
3.950% due 10/15/25	200,000	209,441
3.999% due 11/01/49	51,000	49,803
4.150% due 10/15/28	430,000	453,749
4.250% due 10/15/30	120,000	127,743
4.700% due 10/15/48	30,000	32,721
5.650% due 06/15/35	20,000	23,562
Deutsche Telekom International Finance BV (Germany) 2.820% due 01/19/22 ~	1,500,000	1,496,641
DISH DBS Corp 5.875% due 11/15/24	200,000	168,750
eBay Inc
2.750% due 01/30/23	500,000	494,293
3.800% due 03/09/22	800,000	817,866
Fox Corp
4.030% due 01/25/24 ~	50,000	51,913
4.709% due 01/25/29 ~	80,000	85,728
5.476% due 01/25/39 ~	70,000	77,770
5.576% due 01/25/49 ~	30,000	33,999
NBCUniversal Media LLC 4.375% due 04/01/21	130,000	134,232
Netflix Inc 5.375% due 02/01/21	20,000	20,819
Sprint Capital Corp 8.750% due 03/15/32	160,000	169,216
Sprint Communications Inc 7.000% due 03/01/20 ~	600,000	617,250
Sprint Corp
7.250% due 09/15/21	470,000	494,675
7.875% due 09/15/23	20,000	21,050
Sprint Spectrum Co LLC
3.360% due 03/20/23 ~	125,000	125,275
4.738% due 09/20/29 ~	450,000	456,188
Telefonica Emisiones SAU (Spain) 5.213% due 03/08/47	150,000	152,584
Telstra Corp Ltd (Australia) 4.800% due 10/12/21 ~	800,000	833,664
The Interpublic Group of Cos Inc 4.000% due 03/15/22	800,000	816,949
The Walt Disney Co
6.200% due 12/15/34 ~	100,000	130,833
6.650% due 11/15/37 ~	10,000	13,828
Time Warner Cable LLC
4.125% due 02/15/21	770,000	782,378
5.875% due 11/15/40	160,000	166,773
6.550% due 05/01/37	100,000	110,769
7.300% due 07/01/38	60,000	70,083
8.250% due 04/01/19	60,000	60,000
Time Warner Entertainment Co LP 8.375% due 07/15/33	20,000	26,135
United Group BV (Netherlands) 4.875% due 07/01/24 ~	EUR 600,000	690,505
UPCB Finance IV Ltd (Netherlands) 5.375% due 01/15/25 ~	$200,000	203,500
Verizon Communications Inc
2.625% due 08/15/26	20,000	19,108
3.376% due 02/15/25	1,356,000	1,376,098
3.500% due 11/01/24	80,000	82,007
3.850% due 11/01/42	20,000	18,944

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
3.875% due 02/08/29	$30,000	$30,871
4.329% due 09/21/28	255,000	270,599
4.400% due 11/01/34	90,000	93,885
4.500% due 08/10/33	220,000	233,290
5.500% due 03/16/47	30,000	35,224
Virgin Media Receivables Financing Notes (United Kingdom) 5.500% due 09/15/24 ~	GBP 400,000	525,477
Vodafone Group PLC (United Kingdom)
3.750% due 01/16/24	$1,300,000	1,312,354
4.375% due 05/30/28	220,000	224,031
5.250% due 05/30/48	60,000	60,101
WPP Finance 2010 (United Kingdom) 4.750% due 11/21/21	1,000,000	1,034,125

		23,808,956

Consumer, Cyclical - 3.9%

Allison Transmission Inc 5.000% due 10/01/24 ~	20,000	20,025
Daimler Finance North America LLC (Germany)
2.850% due 01/06/22 ~	900,000	895,970
3.350% due 05/04/21 ~	500,000	503,283
3.400% due 02/22/22 ~	1,100,000	1,111,054
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	153,966	168,554
Ford Motor Co 4.750% due 01/15/43	10,000	7,867
Ford Motor Credit Co LLC
0.060% (EUR LIBOR + 0.370%) due 12/01/21 §	EUR 800,000	858,830
3.200% due 01/15/21	$900,000	887,555
3.919% (USD LIBOR + 1.235%) due 02/15/23 §	300,000	283,904
5.085% due 01/07/21	600,000	611,458
5.139% (USD LIBOR + 2.550%) due 01/07/21 §	1,000,000	1,009,824
5.875% due 08/02/21	200,000	207,287
8.125% due 01/15/20	600,000	621,976
General Motors Co
5.150% due 04/01/38	20,000	18,332
5.950% due 04/01/49	20,000	19,407
6.250% due 10/02/43	40,000	40,088
General Motors Financial Co Inc
0.241% (EUR LIBOR + 0.550%) due 03/26/22 § ~	EUR 700,000	771,201
2.450% due 11/06/20	$480,000	474,448
3.150% due 01/15/20	400,000	400,630
3.200% due 07/13/20	600,000	601,627
4.200% due 03/01/21	400,000	405,920
4.250% due 05/15/23	30,000	30,528
4.350% due 01/17/27	20,000	19,473
5.100% due 01/17/24	800,000	830,977
Harley-Davidson Financial Services Inc 3.550% due 05/21/21 ~	500,000	499,171
Hilton Worldwide Finance LLC 4.875% due 04/01/27	130,000	131,950
Marriott International Inc 4.150% due 12/01/23	800,000	832,712
McDonald’s Corp
3.195% (USD LIBOR + 0.430%) due 10/28/21 §	500,000	500,259
3.500% due 03/01/27	10,000	10,151
3.700% due 01/30/26	130,000	134,416
3.800% due 04/01/28	30,000	31,047
MGM Resorts International 7.750% due 03/15/22	800,000	886,000
Newell Brands Inc
3.850% due 04/01/23	30,000	29,695
4.200% due 04/01/26	50,000	47,803

	Principal Amount	Value
Sands China Ltd (Macau) 5.125% due 08/08/25	$310,000	$323,682
The TJX Cos Inc 2.250% due 09/15/26	20,000	19,017
VOC Escrow Ltd 5.000% due 02/15/28 ~	140,000	136,850
Volkswagen Group of America Finance LLC (Germany)
3.638% (USD LIBOR + 0.940%) due 11/12/21 § ~	800,000	801,742
4.625% due 11/13/25 ~	800,000	829,008
4.750% due 11/13/28 ~	1,000,000	1,009,808
Volkswagen International Finance NV (Germany) 1.242% (EUR LIBOR + 1.550%) due 11/16/24 § ~	EUR 600,000	679,999
Volkswagen Leasing GmbH (Germany) 0.250% due 02/16/21 ~	100,000	112,196
Walmart Inc 3.700% due 06/26/28	$160,000	168,603
WestJet Airlines Ltd (Canada) 3.500% due 06/16/21 ~	600,000	585,180
William Lyon Homes Inc 7.000% due 08/15/22	10,000	10,050
ZF North America Capital Inc (Germany) 4.500% due 04/29/22 ~	500,000	502,200

		19,081,757

Consumer, Non-Cyclical - 6.9%

Abbott Laboratories
3.750% due 11/30/26	88,000	91,515
4.750% due 11/30/36	70,000	78,890
4.900% due 11/30/46	80,000	92,623
AbbVie Inc
2.900% due 11/06/22	900,000	898,548
3.375% due 11/14/21	700,000	708,190
3.600% due 05/14/25	70,000	70,265
Aetna Inc 2.800% due 06/15/23	40,000	39,322
Allergan Funding SCS
3.450% due 03/15/22	80,000	80,735
3.800% due 03/15/25	180,000	182,581
4.550% due 03/15/35	30,000	29,466
4.750% due 03/15/45	21,000	21,008
Allergan Sales LLC 5.000% due 12/15/21 ~	700,000	728,925
Altria Group Inc
2.850% due 08/09/22	80,000	79,875
3.490% due 02/14/22	40,000	40,662
3.800% due 02/14/24	60,000	61,135
4.400% due 02/14/26	290,000	298,969
4.800% due 02/14/29	170,000	175,582
5.375% due 01/31/44	30,000	30,215
5.800% due 02/14/39	90,000	95,485
5.950% due 02/14/49	20,000	21,492
6.200% due 02/14/59	30,000	32,322
Amgen Inc
2.125% due 05/01/20	20,000	19,929
3.625% due 05/22/24	30,000	30,890
4.663% due 06/15/51	11,000	11,108
5.375% due 05/15/43	30,000	32,890
Anheuser-Busch Cos LLC (Belgium)
3.650% due 02/01/26 ~	110,000	110,507
4.900% due 02/01/46 ~	100,000	100,647
Anheuser-Busch InBev Finance Inc (Belgium) 3.300% due 02/01/23	320,000	324,892
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	300,000	297,453
4.150% due 01/23/25	90,000	93,888
4.750% due 01/23/29	450,000	479,596

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Anthem Inc
2.950% due 12/01/22	$90,000	$90,008
3.125% due 05/15/22	150,000	151,357
3.350% due 12/01/24	40,000	40,387
3.650% due 12/01/27	80,000	79,957
Bacardi Ltd (Bermuda) 4.500% due 01/15/21 ~	600,000	609,978
BAT Capital Corp (United Kingdom)
2.764% due 08/15/22	800,000	787,559
3.557% due 08/15/27	180,000	170,750
4.540% due 08/15/47	170,000	149,401
Bausch Health Cos Inc
6.125% due 04/15/25 ~	100,000	99,250
7.000% due 03/15/24 ~	110,000	116,655
Baxalta Inc 2.875% due 06/23/20	149,000	148,880
Bayer US Finance II LLC (Germany) 3.875% due 12/15/23 ~	600,000	605,184
Becton Dickinson & Co
3.363% due 06/06/24	110,000	110,198
3.734% due 12/15/24	50,000	50,824
4.685% due 12/15/44	40,000	41,402
Campbell Soup Co
3.300% due 03/15/21	600,000	604,068
3.650% due 03/15/23	800,000	812,018
Celgene Corp
2.250% due 08/15/21	50,000	49,240
2.875% due 02/19/21	500,000	499,674
3.250% due 08/15/22	400,000	404,460
3.550% due 08/15/22	90,000	91,984
3.875% due 08/15/25	50,000	51,374
5.000% due 08/15/45	150,000	157,919
Centene Corp 6.125% due 02/15/24	120,000	125,886
Cigna Corp
3.265% (USD LIBOR + 0.650%) due 09/17/21 § ~	1,200,000	1,199,990
3.677% (USD LIBOR + 0.890%) due 07/15/23 § ~	700,000	696,997
3.750% due 07/15/23 ~	150,000	153,952
4.125% due 11/15/25 ~	40,000	41,451
4.375% due 10/15/28 ~	210,000	217,858
Conagra Brands Inc 3.800% due 10/22/21	800,000	815,216
Constellation Brands Inc
2.250% due 11/06/20	800,000	792,270
4.250% due 05/01/23	30,000	31,461
CVS Health Corp
3.125% due 03/09/20	700,000	702,127
3.700% due 03/09/23	1,050,000	1,067,369
4.100% due 03/25/25	250,000	257,048
4.300% due 03/25/28	690,000	700,429
5.050% due 03/25/48	110,000	111,040
5.125% due 07/20/45	60,000	61,279
Danone SA (France) 2.589% due 11/02/23 ~	200,000	195,929
DP World PLC (United Arab Emirates) 5.625% due 09/25/48 ~	200,000	208,655
Eli Lilly & Co 3.100% due 05/15/27	20,000	20,111
EMD Finance LLC (Germany) 2.400% due 03/19/20 ~	500,000	497,863
Gilead Sciences Inc
3.650% due 03/01/26	30,000	30,646
3.700% due 04/01/24	80,000	82,719
4.150% due 03/01/47	130,000	125,891
4.750% due 03/01/46	30,000	31,504
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	80,000	80,318

	Principal Amount	Value
HCA Inc
4.500% due 02/15/27	$40,000	$41,175
5.000% due 03/15/24	100,000	106,005
5.875% due 03/15/22	400,000	430,016
7.500% due 02/15/22	80,000	88,424
Humana Inc
3.150% due 12/01/22	50,000	50,252
3.950% due 03/15/27	50,000	50,607
4.625% due 12/01/42	50,000	51,572
4.800% due 03/15/47	20,000	21,138
4.950% due 10/01/44	20,000	21,425
IHS Markit Ltd 5.000% due 11/01/22 ~	900,000	943,470
Japan Tobacco Inc (Japan) 2.000% due 04/13/21 ~	300,000	294,026
Johnson & Johnson 3.625% due 03/03/37	100,000	101,684
Keurig Dr Pepper Inc 4.057% due 05/25/23 ~	1,000,000	1,029,588
Kraft Heinz Foods Co
3.267% (USD LIBOR + 0.570%) due 02/10/21 §	900,000	897,663
3.500% due 06/06/22	800,000	809,355
3.500% due 07/15/22	30,000	30,308
3.950% due 07/15/25	120,000	121,056
4.000% due 06/15/23	620,000	638,462
Mars Inc
2.700% due 04/01/25 ~	40,000	39,856
3.200% due 04/01/30 ~	40,000	40,094
Medtronic Global Holdings SCA 3.350% due 04/01/27	100,000	101,967
Medtronic Inc 3.500% due 03/15/25	160,000	165,377
Merck & Co Inc 2.750% due 02/10/25	90,000	90,263
Mondelez International Holdings Netherlands BV 2.000% due 10/28/21 ~	900,000	877,828
Mylan NV 2.250% due 11/22/24 ~	EUR 900,000	1,031,266
Pernod Ricard SA (France)
4.250% due 07/15/22 ~	$800,000	830,901
4.450% due 01/15/22 ~	150,000	155,925
5.750% due 04/07/21 ~	750,000	790,349
Philip Morris International Inc
2.500% due 08/22/22	210,000	208,299
2.500% due 11/02/22	80,000	79,369
4.500% due 03/20/42	30,000	29,864
Reckitt Benckiser Treasury Services PLC (United Kingdom) 2.375% due 06/24/22 ~	600,000	591,343
Reynolds American Inc (United Kingdom)
3.250% due 06/12/20	81,000	81,139
5.850% due 08/15/45	50,000	51,452
6.150% due 09/15/43	30,000	31,400
6.875% due 05/01/20	400,000	416,105
Takeda Pharmaceutical Co Ltd (Japan)
4.000% due 11/26/21 ~	1,000,000	1,026,079
4.400% due 11/26/23 ~	1,000,000	1,051,934
Teva Pharmaceutical Finance IV BV (Israel) 3.650% due 11/10/21	110,000	107,872
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.700% due 07/19/19	80,000	79,830
2.200% due 07/21/21	660,000	629,593
2.800% due 07/21/23	100,000	89,314
United Rentals North America Inc
5.500% due 07/15/25	50,000	51,250
5.875% due 09/15/26	90,000	93,375

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
UnitedHealth Group Inc
3.750% due 07/15/25	$80,000	$83,638
3.875% due 12/15/28	120,000	125,687
Wm Wrigley Jr Co 3.375% due 10/21/20 ~	70,000	70,728

		34,278,464

Energy - 1.7%

Anadarko Petroleum Corp
4.850% due 03/15/21	24,000	24,891
5.550% due 03/15/26	50,000	54,624
6.450% due 09/15/36	310,000	358,000
Antero Resources Corp 5.375% due 11/01/21	40,000	40,300
Apache Corp
3.250% due 04/15/22	24,000	24,036
4.250% due 01/15/44	170,000	151,182
4.375% due 10/15/28	20,000	20,186
4.750% due 04/15/43	30,000	28,382
5.100% due 09/01/40	80,000	79,344
Baker Hughes LLC 3.200% due 08/15/21	60,000	60,543
BG Energy Capital PLC (United Kingdom) 4.000% due 10/15/21 ~	800,000	820,082
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	30,000	30,600
BP Capital Markets America Inc
3.119% due 05/04/26	110,000	109,712
3.410% due 02/11/26	150,000	153,319
BP Capital Markets PLC (United Kingdom)
3.506% due 03/17/25	130,000	132,975
3.535% due 11/04/24	40,000	41,233
Chesapeake Energy Corp
6.125% due 02/15/21	20,000	20,700
6.625% due 08/15/20	10,000	10,313
Chevron Corp 2.954% due 05/16/26	80,000	80,614
Cimarex Energy Co 3.900% due 05/15/27	170,000	169,835
Concho Resources Inc
3.750% due 10/01/27	10,000	9,937
4.300% due 08/15/28	80,000	82,663
4.375% due 01/15/25	50,000	51,437
ConocoPhillips 6.500% due 02/01/39	10,000	13,507
Continental Resources Inc
3.800% due 06/01/24	50,000	50,529
4.375% due 01/15/28	40,000	41,207
4.500% due 04/15/23	40,000	41,472
Devon Energy Corp
3.250% due 05/15/22	130,000	131,121
5.000% due 06/15/45	160,000	168,108
5.850% due 12/15/25	235,000	267,043
Ecopetrol SA (Colombia) 5.875% due 05/28/45	170,000	176,800
Energy Transfer Operating LP
4.500% due 04/15/24	50,000	52,269
4.950% due 06/15/28	40,000	42,029
5.250% due 04/15/29	30,000	32,249
6.250% due 04/15/49	10,000	11,224
Energy Transfer Partners LP 5.875% due 03/01/22	80,000	85,573
Enterprise Products Operating LLC 4.150% due 10/16/28	160,000	168,659
EOG Resources Inc 4.150% due 01/15/26	70,000	74,224
Exxon Mobil Corp
3.043% due 03/01/26	140,000	142,177
4.114% due 03/01/46	50,000	54,237
KazMunayGas National Co JSC (Kazakhstan) 5.375% due 04/24/30 ~	200,000	210,180

	Principal Amount	Value
Kinder Morgan Energy Partners LP
3.500% due 03/01/21	$80,000	$80,804
3.950% due 09/01/22	150,000	154,228
Kinder Morgan Inc 4.300% due 03/01/28	110,000	113,797
MPLX LP
4.000% due 03/15/28	50,000	49,760
4.500% due 04/15/38	100,000	95,364
4.700% due 04/15/48	180,000	172,934
4.875% due 12/01/24	100,000	106,824
Noble Energy Inc
3.850% due 01/15/28	100,000	98,690
5.250% due 11/15/43	80,000	81,836
Oasis Petroleum Inc 6.875% due 01/15/23	10,000	10,025
Occidental Petroleum Corp
3.000% due 02/15/27	80,000	79,716
4.100% due 02/15/47	120,000	122,868
4.200% due 03/15/48	10,000	10,456
4.400% due 04/15/46	80,000	85,044
4.625% due 06/15/45	50,000	54,856
Petrobras Global Finance BV (Brazil)
5.299% due 01/27/25	955,000	971,245
6.900% due 03/19/49	30,000	29,742
Petroleos Mexicanos (Mexico)
6.375% due 01/23/45	70,000	62,093
6.875% due 08/04/26	220,000	229,856
Range Resources Corp
4.875% due 05/15/25	10,000	9,325
5.000% due 03/15/23	150,000	147,562
Schlumberger Holdings Corp 3.000% due 12/21/20 ~	40,000	40,178
Shell International Finance BV (Netherlands)
2.875% due 05/10/26	50,000	49,880
3.875% due 11/13/28	150,000	159,209
4.000% due 05/10/46	50,000	52,245
4.375% due 05/11/45	130,000	142,478
4.550% due 08/12/43	50,000	55,754
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	290,000	304,690
Targa Resources Partners LP
4.250% due 11/15/23	60,000	59,925
5.375% due 02/01/27	30,000	30,825
5.875% due 04/15/26 ~	40,000	42,480
6.500% due 07/15/27 ~	10,000	10,813
6.875% due 01/15/29 ~	20,000	21,825
The Williams Cos Inc 7.500% due 01/15/31	190,000	239,079
Transcontinental Gas Pipe Line Co LLC 7.850% due 02/01/26	220,000	275,455
Whiting Petroleum Corp 5.750% due 03/15/21	40,000	40,660

		8,610,037

Financial - 23.4%

AerCap Ireland Capital DAC (Ireland)
3.950% due 02/01/22	800,000	810,911
4.450% due 12/16/21	1,000,000	1,026,355
4.450% due 10/01/25	500,000	504,569
4.625% due 07/01/22	800,000	826,040
AIB Group PLC (Ireland) 4.750% due 10/12/23 ~	500,000	516,878
Aircastle Ltd 5.125% due 03/15/21	500,000	516,162
Ambac LSNI LLC (Cayman) 7.592% (USD LIBOR + 5.000%) due 02/12/23 § ~	360,255	363,857
American Express Co
3.375% due 05/17/21	1,100,000	1,114,680
3.400% due 02/27/23	700,000	711,357
American Express Credit Corp 2.375% due 05/26/20	80,000	79,755

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
American Homes 4 Rent LP REIT 4.250% due 02/15/28	$100,000	$99,155
American International Group Inc 3.750% due 07/10/25	630,000	631,717
American Tower Corp REIT 5.900% due 11/01/21	500,000	535,531
Australia & New Zealand Banking Group Ltd (Australia)
3.143% (USD LIBOR + 0.460%) due 05/17/21 § ~	500,000	500,887
3.300% due 05/17/21	500,000	505,500
AvalonBay Communities Inc REIT 3.450% due 06/01/25	300,000	305,876
Banco Bilbao Vizcaya Argentaria SA (Spain) 8.875% due 04/14/21 ~	EUR 800,000	989,030
Banco Santander SA (Spain)
3.848% due 04/12/23	$200,000	201,907
4.379% due 04/12/28	200,000	202,955
Bank of America Corp
3.004% due 12/20/23	155,000	154,667
3.389% (USD LIBOR + 0.790%) due 03/05/24 §	700,000	697,973
3.419% due 12/20/28	203,000	198,865
3.500% due 04/19/26	110,000	111,309
3.550% due 03/05/24	390,000	396,297
3.593% due 07/21/28	100,000	99,697
3.779% (USD LIBOR + 1.000%) due 04/24/23 §	500,000	504,147
3.864% due 07/23/24	500,000	514,067
3.974% due 02/07/30	320,000	326,762
4.000% due 04/01/24	250,000	260,441
4.100% due 07/24/23	500,000	523,315
4.200% due 08/26/24	160,000	165,785
4.250% due 10/22/26	720,000	740,967
4.330% due 03/15/50	30,000	31,016
4.450% due 03/03/26	90,000	93,932
6.100% due 03/17/25	160,000	169,449
6.250% due 09/05/24	60,000	63,635
Bank of Montreal (Canada) 3.803% due 12/15/32	60,000	58,076
Banque Federative du Credit Mutuel SA (France) 3.750% due 07/20/23 ~	600,000	615,515
Barclays Bank PLC (United Kingdom)
3.171% (USD LIBOR + 0.400%) due 10/25/19 §	900,000	901,577
7.625% due 11/21/22	800,000	870,468
Barclays PLC (United Kingdom)
3.650% due 03/16/25	300,000	293,490
3.684% due 01/10/23	500,000	499,740
4.114% (USD LIBOR + 1.430%) due 02/15/23 §	1,000,000	994,609
4.610% due 02/15/23	1,000,000	1,022,400
4.972% due 05/16/29	200,000	206,927
6.500% due 09/15/19	EUR 600,000	680,613
8.000% due 12/15/20	600,000	725,834
Berkshire Hathaway Finance Corp 4.250% due 01/15/49	$120,000	125,900
Blackstone CQP Holdco LP 6.000% due 08/18/21 ~	600,000	600,000
BNP Paribas SA (France)
4.375% due 03/01/33 ~	450,000	442,131
4.400% due 08/14/28 ~	340,000	350,470
4.705% due 01/10/25 ~	230,000	239,327
5.198% due 01/10/30 ~	200,000	216,304
Boston Properties LP REIT 4.500% due 12/01/28	600,000	639,576
BPCE SA (France) 4.000% due 09/12/23 ~	850,000	864,150
Capital One Financial Corp 4.250% due 04/30/25	500,000	519,773

	Principal Amount	Value
Carlyle Finance LLC 5.650% due 09/15/48 ~	$150,000	$149,181
CBL & Associates LP REIT 5.950% due 12/15/26	1,200,000	882,000
Chubb INA Holdings Inc
2.300% due 11/03/20	50,000	49,777
3.350% due 05/03/26	60,000	61,159
Citibank NA
2.850% due 02/12/21	800,000	803,265
3.650% due 01/23/24	1,600,000	1,652,556
Citigroup Inc
2.750% due 04/25/22	800,000	797,247
4.075% due 04/23/29	150,000	154,058
4.400% due 06/10/25	170,000	176,272
4.450% due 09/29/27	650,000	669,271
5.300% due 05/06/44	102,000	112,784
5.500% due 09/13/25	220,000	241,506
5.950% due 01/30/23	300,000	305,425
5.950% due 05/15/25	1,350,000	1,378,276
6.675% due 09/13/43	70,000	89,826
8.125% due 07/15/39	10,000	15,041
Commonwealth Bank of Australia (Australia) 5.000% due 10/15/19 ~	70,000	70,856
Cooperatieve Rabobank UA (Netherlands)
3.125% due 04/26/21	400,000	402,010
3.750% due 07/21/26	290,000	286,490
4.375% due 08/04/25	330,000	340,699
4.625% due 12/01/23	290,000	303,269
5.500% due 06/29/20 ~	EUR 700,000	815,351
6.625% due 06/29/21 ~	400,000	489,708
6.875% due 03/19/20 ~	300,000	358,506
11.000% due 06/30/19 ~	$160,000	163,600
Credit Agricole SA (France) 8.375% due 10/13/19 ~	300,000	309,000
Credit Suisse Group AG (Switzerland) 3.837% (USD LIBOR + 1.240%) due 06/12/24 § ~	750,000	746,194
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.750% due 03/26/25	800,000	807,334
3.800% due 09/15/22	800,000	815,707
3.800% due 06/09/23	500,000	508,311
4.875% due 05/15/45	270,000	294,125
Danske Bank AS (Denmark) 5.000% due 01/12/22 ~	200,000	204,912
Deutsche Bank AG (Germany)
3.150% due 01/22/21	600,000	591,288
3.767% (USD LIBOR + 0.970%) due 07/13/20 §	500,000	498,381
3.950% due 02/27/23	500,000	493,784
4.250% due 10/14/21	900,000	904,937
4.607% (USD LIBOR + 1.910%) due 05/10/19 §	1,100,000	1,101,234
5.000% due 02/14/22	900,000	920,635
Digital Realty Trust LP REIT 4.450% due 07/15/28	500,000	523,183
EPR Properties REIT 5.250% due 07/15/23	400,000	421,714
ERP Operating LP REIT 3.375% due 06/01/25	200,000	203,329
Fifth Third Bancorp 3.650% due 01/25/24	70,000	71,764
GE Capital International Funding Co
2.342% due 11/15/20	1,183,000	1,168,655
3.373% due 11/15/25	205,000	199,248
GE Capital UK Funding Unlimited Co 5.875% due 11/04/20	GBP 600,000	831,827
GLP Capital LP REIT 5.375% due 04/15/26	$60,000	62,844
Goodman US Finance Three LLC REIT (Australia) 3.700% due 03/15/28 ~	200,000	194,686

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Host Hotels & Resorts LP REIT 4.000% due 06/15/25	$200,000	$199,397
HSBC Holdings PLC (United Kingdom)
1.500% due 12/04/24 ~	EUR 900,000	1,042,069
3.283% (USD LIBOR + 0.600%) due 05/18/21 §	$500,000	499,911
3.400% due 03/08/21	1,740,000	1,756,291
3.683% (USD LIBOR + 1.000%) due 05/18/24 §	500,000	496,169
3.900% due 05/25/26	200,000	202,845
3.950% due 05/18/24	200,000	204,187
4.583% due 06/19/29	350,000	368,623
5.875% due 09/28/26	GBP 200,000	262,782
6.500% due 03/23/28	$390,000	386,465
Industrial & Commercial Bank of China Ltd (China) 3.504% (USD LIBOR + 0.875%) due 11/29/19 § ~	800,000	801,768
ING Bank NV (Netherlands) 5.800% due 09/25/23 ~	200,000	216,485
ING Groep NV (Netherlands)
3.150% due 03/29/22	800,000	801,380
4.625% due 01/06/26 ~	700,000	735,445
International Lease Finance Corp 5.875% due 08/15/22	150,000	161,860
Intesa Sanpaolo SPA (Italy)
3.375% due 01/12/23 ~	220,000	214,957
5.017% due 06/26/24 ~	370,000	357,970
Jackson National Life Global Funding 3.300% due 06/11/21 ~	400,000	404,376
JPMorgan Chase & Co
2.550% due 10/29/20	1,000,000	997,835
2.700% due 05/18/23	1,400,000	1,387,411
3.125% due 01/23/25	500,000	500,948
3.509% due 01/23/29	150,000	149,286
3.514% due 06/18/22	500,000	507,222
3.797% due 07/23/24	500,000	513,878
4.023% due 12/05/24	210,000	218,115
4.125% due 12/15/26	170,000	175,785
4.203% due 07/23/29	170,000	177,659
4.250% due 10/01/27	120,000	124,849
4.950% due 06/01/45	250,000	278,166
JPMorgan Chase Bank NA
3.086% due 04/26/21	300,000	300,884
3.105% (USD LIBOR + 0.340%) due 04/26/21 §	500,000	499,915
KEB Hana Bank (South Korea) 3.375% due 01/30/22 ~	900,000	910,703
Kilroy Realty LP REIT 4.750% due 12/15/28	1,000,000	1,065,543
Kimco Realty Corp REIT 2.700% due 03/01/24	900,000	871,186
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	30,000	32,213
Lifestorage LP REIT 3.500% due 07/01/26	800,000	771,589
Lloyds Bank PLC (United Kingdom) 3.300% due 05/07/21	500,000	504,175
Lloyds Banking Group PLC (United Kingdom)
3.263% (AUD Bank Bill + 1.400%) due 03/07/25 §	AUD 800,000	554,840
3.574% due 11/07/28	$200,000	192,400
4.000% due 03/07/25	AUD 900,000	656,132
4.450% due 05/08/25	$500,000	519,739
4.500% due 11/04/24	260,000	264,511
7.000% due 06/27/19 ~	GBP 800,000	1,044,314
7.625% due 06/27/23 ~	600,000	827,852
MetLife Inc 4.750% due 02/08/21	$100,000	103,673
Metropolitan Life Global Funding 3.450% due 12/18/26 ~	700,000	714,079

	Principal Amount	Value
Mid-America Apartments LP REIT 4.200% due 06/15/28	$700,000	$724,817
Mitsubishi UFJ Financial Group Inc (Japan)
2.998% due 02/22/22	80,000	80,227
3.455% due 03/02/23	600,000	608,818
Mizuho Financial Group Inc (Japan) 3.922% due 09/11/24	600,000	618,253
Morgan Stanley
3.125% due 07/27/26	200,000	195,143
3.247% (USD LIBOR + 0.550%) due 02/10/21 §	500,000	500,568
3.737% due 04/24/24	850,000	867,930
3.772% due 01/24/29	40,000	40,300
3.941% (USD LIBOR + 1.180%) due 01/20/22 §	500,000	505,150
4.431% due 01/23/30	160,000	169,021
Nasdaq Inc 3.850% due 06/30/26	800,000	812,382
National Australia Bank Ltd (Australia) 3.625% due 06/20/23	500,000	512,528
National Retail Properties Inc REIT 3.500% due 10/15/27	200,000	197,186
Nationwide Building Society (United Kingdom) 6.875% due 06/20/19 ~	GBP 500,000	655,158
Navient Corp 8.000% due 03/25/20	$600,000	625,500
New York Life Global Funding 2.900% due 01/17/24 ~	1,000,000	1,006,475
Oversea-Chinese Banking Corp Ltd (Singapore) 3.144% (USD LIBOR + 0.450%) due 05/17/21 § ~	400,000	401,300
Regions Bank 3.374% due 08/13/21	500,000	502,509
Reliance Standard Life Global Funding II 2.500% due 01/15/20 ~	30,000	29,872
Royal Bank of Canada (Canada)
2.150% due 10/26/20	70,000	69,562
3.200% due 04/30/21	80,000	80,967
Royal Bank of Scotland Group PLC (United Kingdom)
2.000% due 03/08/23 ~	EUR 900,000	1,033,381
2.500% due 03/22/23 ~	800,000	939,624
3.875% due 09/12/23	$800,000	804,082
4.269% due 03/22/25	200,000	202,201
4.519% due 06/25/24	200,000	204,707
5.125% due 05/28/24	720,000	739,335
6.125% due 12/15/22	70,000	74,690
7.500% due 08/10/20	800,000	817,000
8.625% due 08/15/21	600,000	640,500
Santander Holdings USA Inc
4.450% due 12/03/21	1,000,000	1,030,216
4.500% due 07/17/25	130,000	134,176
Santander UK Group Holdings PLC (United Kingdom)
2.375% due 03/16/20	40,000	39,875
2.875% due 10/16/20	1,100,000	1,099,474
3.750% due 11/15/21	1,000,000	1,018,346
Simon Property Group LP REIT 2.500% due 09/01/20	400,000	399,425
Skandinaviska Enskilda Banken AB (Sweden)
3.113% (USD LIBOR + 0.430%) due 05/17/21 § ~	500,000	500,171
3.250% due 05/17/21 ~	500,000	504,727
Societe Generale SA (France) 4.250% due 09/14/23 ~	500,000	513,334
Standard Chartered PLC (United Kingdom) 5.700% due 03/26/44 ~	210,000	228,775
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	120,000	117,994

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Svenska Handelsbanken AB (Sweden) 3.350% due 05/24/21	$250,000	$252,967
Synchrony Bank 3.650% due 05/24/21	500,000	504,872
Teachers Insurance & Annuity Association of America
4.900% due 09/15/44 ~	40,000	44,752
6.850% due 12/16/39 ~	18,000	24,811
The Depository Trust & Clearing Corp 4.875% due 06/15/20 ~	250,000	250,261
The Goldman Sachs Group Inc
3.200% due 02/23/23	60,000	60,146
3.401% (USD LIBOR + 0.750%) due 02/23/23 §	600,000	595,084
3.500% due 01/23/25	700,000	698,486
3.524% (USD LIBOR + 0.780%) due 10/31/22 §	500,000	498,107
3.750% due 05/22/25	600,000	606,108
3.811% (USD LIBOR + 1.200%) due 09/15/20 §	500,000	505,321
3.814% due 04/23/29	200,000	198,441
3.850% due 07/08/24	310,000	316,879
3.854% (USD LIBOR + 1.170%) due 05/15/26 §	1,000,000	981,905
4.223% due 05/01/29	470,000	481,396
4.250% due 10/21/25	720,000	738,190
5.150% due 05/22/45	130,000	138,037
6.250% due 02/01/41	230,000	286,388
The Toronto-Dominion Bank (Canada)
2.500% due 01/18/23 ~	1,200,000	1,197,706
3.250% due 06/11/21	100,000	101,256
3.350% due 10/22/21 ~	500,000	509,480
UBS AG (Switzerland) 3.175% (USD LIBOR + 0.580%) due 06/08/20 § ~	1,200,000	1,204,981
UBS Group Funding Switzerland AG (Switzerland)
2.859% due 08/15/23 ~	200,000	197,199
3.000% due 04/15/21 ~	1,000,000	1,000,135
3.491% due 05/23/23 ~	260,000	261,448
4.125% due 09/24/25 ~	1,000,000	1,034,056
4.125% due 04/15/26 ~	200,000	207,164
4.253% due 03/23/28 ~	270,000	281,255
7.000% due 01/31/24 ~	250,000	253,904
UniCredit SPA (Italy)
6.572% due 01/14/22 ~	350,000	366,880
7.830% due 12/04/23 ~	1,800,000	2,006,118
VEREIT Operating Partnership LP REIT 3.950% due 08/15/27	200,000	197,388
Vesteda Finance BV (Netherlands) 2.500% due 10/27/22 ~	EUR 600,000	716,345
Visa Inc
3.150% due 12/14/25	$150,000	152,780
4.300% due 12/14/45	150,000	166,072
Washington Prime Group LP REIT 5.950% due 08/15/24	950,000	891,660
WEA Finance LLC REIT (France) 3.750% due 09/17/24 ~	270,000	276,008
Wells Fargo & Co
3.000% due 10/23/26	200,000	195,439
3.450% due 02/13/23	110,000	111,289
3.584% due 05/22/28	100,000	100,596
3.750% due 01/24/24	950,000	978,521
3.974% (USD LIBOR + 1.230%) due 10/31/23 §	2,000,000	2,032,883
4.150% due 01/24/29	130,000	136,064
4.300% due 07/22/27	380,000	395,842
4.400% due 06/14/46	30,000	30,002
4.600% due 04/01/21	80,000	82,675
4.900% due 11/17/45	190,000	202,998
5.375% due 11/02/43	80,000	90,225
5.606% due 01/15/44	150,000	173,378
5.875% due 06/15/25	60,000	64,167

	Principal Amount	Value
Wells Fargo Bank NA 3.625% due 10/22/21	$300,000	$305,822
Westpac Banking Corp (Australia)
2.300% due 05/26/20	40,000	39,841
2.600% due 11/23/20	50,000	49,941

		116,420,801

Industrial - 2.7%

Aviation Capital Group LLC
2.875% due 01/20/22 ~	500,000	492,765
4.125% due 08/01/25 ~	600,000	598,992
CNH Industrial Capital LLC 4.875% due 04/01/21	400,000	412,000
DAE Funding LLC (United Arab Emirates) 5.750% due 11/15/23 ~	160,000	164,800
Eaton Corp
2.750% due 11/02/22	130,000	129,632
4.150% due 11/02/42	30,000	30,151
GATX Corp
3.453% (USD LIBOR + 0.720%) due 11/05/21 §	1,000,000	995,278
4.750% due 06/15/22	400,000	415,439
4.850% due 06/01/21	290,000	298,966
General Electric Co
3.150% due 09/07/22	77,000	76,792
5.300% due 02/11/21	200,000	207,101
5.500% due 01/08/20	20,000	20,438
5.875% due 01/14/38	40,000	42,668
6.750% due 03/15/32	30,000	34,712
6.875% due 01/10/39	298,000	353,391
Harris Corp 5.054% due 04/27/45	60,000	66,387
John Deere Capital Corp 3.157% (USD LIBOR + 0.550%) due 06/07/23 §	500,000	499,939
Lockheed Martin Corp
3.100% due 01/15/23	20,000	20,237
3.550% due 01/15/26	70,000	72,335
4.500% due 05/15/36	30,000	32,608
Northrop Grumman Corp
2.930% due 01/15/25	40,000	39,498
3.250% due 01/15/28	280,000	275,723
NTT Finance Corp (Japan) 1.900% due 07/21/21 ~	800,000	784,303
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	50,000	51,370
Penske Truck Leasing Co LP
4.125% due 08/01/23 ~	600,000	618,145
4.250% due 01/17/23 ~	800,000	827,201
Raytheon Co 3.125% due 10/15/20	70,000	70,739
Rockwell Collins Inc
2.800% due 03/15/22	500,000	499,162
3.100% due 11/15/21	800,000	801,907
3.200% due 03/15/24	1,000,000	1,000,294
SMBC Aviation Capital Finance DAC (Ireland) 3.000% due 07/15/22 ~	1,100,000	1,087,533
The Boeing Co 4.875% due 02/15/20	170,000	173,133
TTX Co 2.600% due 06/15/20 ~	550,000	548,629
Union Pacific Corp
3.950% due 09/10/28	180,000	189,111
4.500% due 09/10/48	180,000	191,934
United Parcel Service Inc
2.500% due 04/01/23	50,000	49,892
3.050% due 11/15/27	30,000	30,031
United Technologies Corp
3.950% due 08/16/25	60,000	62,412
4.125% due 11/16/28	30,000	31,294
4.500% due 06/01/42	60,000	62,152

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Waste Management Inc 3.500% due 05/15/24	$100,000	$102,570
WRKCo Inc 4.650% due 03/15/26	1,000,000	1,062,475
XPO Logistics Inc 6.500% due 06/15/22 ~	30,000	30,773

		13,554,912

Technology - 1.6%

Activision Blizzard Inc 2.600% due 06/15/22	900,000	892,873
Apple Inc 2.450% due 08/04/26	180,000	174,065
Broadcom Corp 2.650% due 01/15/23	700,000	682,136
Broadcom Inc 3.125% due 10/15/22 ~	900,000	895,887
Dell International LLC
4.420% due 06/15/21 ~	500,000	513,239
5.450% due 06/15/23 ~	500,000	533,127
Hewlett Packard Enterprise Co 3.318% (USD LIBOR + 0.720%) due 10/05/21 §	600,000	597,981
Intel Corp
3.700% due 07/29/25	50,000	52,489
3.734% due 12/08/47	36,000	36,427
Microsoft Corp
2.400% due 08/08/26	490,000	475,939
2.700% due 02/12/25	60,000	60,104
2.875% due 02/06/24	240,000	243,152
3.300% due 02/06/27	240,000	246,944
3.450% due 08/08/36	20,000	20,130
3.950% due 08/08/56	30,000	31,378
NXP BV (Netherlands)
4.625% due 06/01/23 ~	700,000	728,700
4.875% due 03/01/24 ~	800,000	845,176
salesforce.com Inc
3.250% due 04/11/23	80,000	81,996
3.700% due 04/11/28	30,000	31,486
VMware Inc 2.950% due 08/21/22	500,000	495,162

		7,638,391

Utilities - 2.2%

American Electric Power Co Inc 2.150% due 11/13/20	500,000	495,564
Duke Energy Carolinas LLC 5.300% due 02/15/40	60,000	72,625
Duke Energy Corp
3.150% due 08/15/27	200,000	196,539
3.193% (USD LIBOR + 0.500%) due 05/14/21 § ~	500,000	499,903
3.550% due 09/15/21	800,000	812,874
Duke Energy Ohio Inc 3.650% due 02/01/29	20,000	20,802
Emera US Finance LP (Canada) 2.700% due 06/15/21	800,000	793,190
Entergy Corp 5.125% due 09/15/20	400,000	408,718
FirstEnergy Corp
3.900% due 07/15/27	190,000	193,110
4.250% due 03/15/23	170,000	177,505
7.375% due 11/15/31	590,000	781,956
IPALCO Enterprises Inc 3.450% due 07/15/20	800,000	800,751
LG&E & KU Energy LLC 4.375% due 10/01/21	500,000	513,888
National Fuel Gas Co 4.900% due 12/01/21	2,000,000	2,058,865

	Principal Amount	Value
NextEra Energy Capital Holdings Inc
3.200% due 02/25/22	$900,000	$908,608
3.352% (USD LIBOR + 0.720%) due 02/25/22 §	900,000	902,105
Niagara Mohawk Power Corp 4.278% due 12/15/28 ~	1,100,000	1,169,135
Pacific Gas & Electric Co 3.500% due 10/01/20 * Y	40,000	37,000
Progress Energy Inc 4.400% due 01/15/21	30,000	30,732
Virginia Electric & Power Co 6.350% due 11/30/37	160,000	206,673

		11,080,543

Total Corporate Bonds & Notes (Cost $236,437,756)		239,556,183

SENIOR LOAN NOTES - 0.7%

Communications - 0.1%

Altice France SA Term B-12 (France) 6.171% (USD LIBOR + 3.000%) due 01/31/26 §	256,046	245,964
Charter Communications Operating LLC Term B 4.500% (USD LIBOR + 2.000%) due 04/30/25 §	120,551	119,895
Intelsat Jackson Holdings SA Term B-3 (Luxembourg) due 11/27/23 ¥	40,000	39,325
Level 3 Parent LLC Term B 4.736% (USD LIBOR + 2.250%) due 02/22/24 §	70,000	69,300
Univision Communications Inc Term C-5 5.249% (USD LIBOR + 2.750%) due 03/15/24 §	141,716	133,871
UPC Financing Partnership Term AR 4.984% (USD LIBOR + 2.500%) due 01/15/26 §	54,177	54,045
Ziggo Secured Finance Partnership Term E (Netherlands) 4.984% (USD LIBOR + 2.500%) due 04/15/25 §	109,750	107,075

		769,475

Consumer, Cyclical - 0.2%

Alterra Mountain Co Term B due 07/31/24 ¥	80,000	79,717
American Builders & Contractors Supply Co Inc Term B-2 4.499% (USD LIBOR + 2.000%) due 10/31/23 §	39,394	38,405
Beacon Roofing Supply Inc Term B 4.749% (USD LIBOR + 2.250%) due 01/02/25 §	86,690	84,532
Boyd Gaming Corp Term B 4.658% (USD LIBOR + 2.500%) due 09/15/23 §	200,000	198,100
Caesars Resort Collection LLC Term B 5.249% (USD LIBOR + 2.750%) due 12/22/24 §	90,928	90,035
CityCenter Holdings LLC Term B 4.749% (USD LIBOR + 2.250%) due 04/18/24 §	23,091	22,668
Michaels Stores Inc Term B 4.997% (USD LIBOR + 2.500%) due 01/28/23 §	107,412	105,330
Panther BF Aggregator 2 LP Term B due 03/18/26 ¥	150,000	148,496
Party City Holdings Inc 5.000% (USD LIBOR + 2.750%) due 08/19/22 §	196,331	195,178

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
PetSmart Inc Term B 5.490% (USD LIBOR + 3.000%) due 03/11/22 §	$96,572	$86,854
Scientific Games International Inc Term B-5 5.314% (USD LIBOR + 2.750%) due 08/14/24 §	176,158	171,597

		1,220,912

Consumer, Non-Cyclical - 0.2%

Air Medical Group Holdings Inc Term B 5.739% (USD LIBOR + 3.250%) due 04/28/22 §	307,027	289,296
Atlantic Aviation FBO Inc Term B 6.250% (USD LIBOR + 3.750%) due 12/06/25 §	19,950	20,124
Catalent Pharma Solutions Inc Term B 4.749% (USD LIBOR + 2.250%) due 05/20/24 §	85,956	85,703
Change Healthcare Holdings LLC Term B 5.249% (USD LIBOR + 2.750%) due 03/01/24 §	82,492	81,461
Envision Healthcare Corp Term B 6.249% (USD LIBOR + 3.750%) due 10/11/25 §	29,925	28,049
MPH Acquisition Holdings LLC Term B 5.351% (USD LIBOR + 3.000%) due 06/07/23 § ¥	96,441	93,464
Post Holdings Inc Term B 4.490% (USD LIBOR + 2.000%) due 05/24/24 §	31,088	30,894
Prime Security Services Borrower LLC Term B due 05/02/22 ¥	69,607	69,010
RegionalCare Hospital Partners Holdings Inc 6.982% (USD LIBOR + 4.500%) due 11/16/25 §	59,850	59,364
VVC Holding Corp Term B 7.197% (USD LIBOR + 4.500%) due 02/11/26 §	80,000	78,933

		836,298

Diversified - 0.0%

First Eagle Holdings Inc Term B 5.351% (USD LIBOR + 2.750%) due 12/01/24 §	29,925	29,850

Financial - 0.0%

Asurion LLC
Term B-4 due 08/04/22 ¥	79,771	79,472
Term B-7 5.499% (USD LIBOR + 3.000%) due 11/03/24 § ¥	39,899	39,694
Focus Financial Partners LLC Term B due 07/03/24 ¥	9,975	9,946
LPL Holdings Inc due 09/21/24 ¥	20,000	19,874
The Edelman Financial Center LLC Term B due 07/19/25 ¥	59,875	59,613

		208,599

Industrial - 0.1%

Avolon (US) LLC Term B-3 (Ireland) 4.488% (USD LIBOR + 2.000%) due 01/15/25 §	5,516	5,481
Berry Global Inc Term Q 4.610% (USD LIBOR + 2.000%) due 10/01/22 §	73,116	72,782

	Principal Amount	Value
Quikrete Holdings Inc Term B 5.249% (USD LIBOR + 2.750%) due 11/15/23 §	$10,071	$9,819
Reynolds Group Holdings Inc Term B due 02/05/23 ¥	239,388	236,887

		324,969

Technology - 0.1%

Dell International LLC Term B 4.500% (USD LIBOR + 2.000%) due 09/07/23 §	174,282	172,496
First Data Corp
4.486% (USD LIBOR + 2.250%) due 07/10/22 §	10,000	9,986
4.486% (USD LIBOR + 2.250%) due 04/26/24 §	146,263	145,989
McAfee LLC Term B 6.249% (USD LIBOR + 3.750%) due 09/29/24 §	39,900	39,845

		368,316

Total Senior Loan Notes (Cost $3,832,141)		3,758,419

MORTGAGE-BACKED SECURITIES - 54.7%

Collateralized Mortgage Obligations - Commercial - 2.3%

Ashford Hospitality Trust 3.484% (USD LIBOR + 1.000%) due 05/15/35 § ~	600,000	600,293
BAMLL Re-REMIC Trust 5.779% due 08/10/45 § ~	1,661,137	1,180,128
BBCCRE Trust 4.563% due 08/10/33 § ~	320,000	286,765
BX Commercial Mortgage Trust 4.534% (USD LIBOR + 2.050%) due 11/15/35 § ~	114,488	114,988
BX Trust 3.404% (USD LIBOR + 0.920%) due 07/15/34 § ~	302,122	301,741
CD Commercial Mortgage Trust 5.398% due 12/11/49 §	816	517
Commercial Mortgage Trust 4.351% due 02/10/48 §	90,000	90,195
Credit Suisse Commercial Mortgage Trust 5.373% due 12/15/39	77,556	52,463
CSMC Trust
4.373% due 09/15/37 ~	830,000	742,344
8.484% (USD LIBOR + 6.000%) due 11/15/33 § ~	490,000	492,805
DBUBS Mortgage Trust 5.339% due 08/10/44 § ~	260,000	271,816
Fannie Mae 3.673% due 09/25/28 §	280,000	293,655
Fannie Mae (IO)
0.364% due 10/25/24 §	10,944,907	187,293
Freddie Mac Multifamily Structured Pass-Through Certificates
3.030% (USD LIBOR + 0.540%) due 12/25/28 §	60,000	60,142
Freddie Mac Multifamily Structured Pass-Through Certificates (IO)
0.417% due 08/25/19 §	8,688,047	3,221
GE Commercial Mortgage Co 5.677% due 12/10/49 §	180,000	43,456
Government National Mortgage Association (IO)
0.411% due 01/16/53 §	10,978,117	313,060
0.587% due 04/16/47 §	3,964,433	149,511
GRACE Mortgage Trust 3.520% due 06/10/28 ~	600,000	604,816

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
GS Mortgage Securities Trust
3.203% due 02/10/29 ~	$400,000	$401,918
3.784% (USD LIBOR + 1.300%) due 09/15/31 § ~	1,120,000	1,100,271
5.622% due 11/10/39	133,591	115,341
JP Morgan Chase Commercial Mortgage Securities Trust
5.438% due 01/15/49 ~	470,000	101,246
5.502% due 06/12/47 §	220,000	168,548
5.607% due 02/12/49 §	969,768	702,597
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 §	62,847	46,100
Morgan Stanley Bank of America Merrill Lynch Trust 3.040% due 04/15/48	1,000,000	1,008,246
Morgan Stanley Capital I Trust
3.402% due 07/13/29 § ~	600,000	605,390
3.446% due 07/13/29 § ~	700,000	705,271
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	215,776	218,803
Wells Fargo Commercial Mortgage Trust (IO) 1.278% due 03/15/50 §	4,746,441	383,859
WFRBS Commercial Mortgage Trust (IO) 1.327% due 03/15/44 § ~	4,045,414	87,479

		11,434,278

Collateralized Mortgage Obligations - Residential - 6.9%

Alternative Loan Trust
2.656% (USD LIBOR + 0.170%) due 07/25/46 §	358,451	347,662
2.696% (USD LIBOR + 0.210%) due 05/25/35 §	294,177	277,966
3.661% due 06/25/37 §	123,381	105,756
American Home Mortgage Investment Trust 6.700% due 06/25/36	1,376,564	501,911
Banc of America Funding Trust 4.633% due 05/25/35 §	22,583	23,756
BCAP LLC Trust
0.184% due 03/28/37 § ~	1,675,822	1,621,251
4.917% due 03/26/37 ~	43,493	43,564
Bear Stearns Adjustable Rate Mortgage Trust
4.354% due 08/25/33 §	26,502	26,695
4.717% due 10/25/36 §	10,778	10,421
4.807% due 01/25/35 §	365,718	369,590
Bear Stearns ALT-A Trust
3.960% due 11/25/36 §	50,394	42,067
4.568% due 05/25/35 §	19,665	19,830
Chase Mortgage Finance Trust
4.134% due 09/25/36 §	74,856	70,029
4.646% due 02/25/37 §	251,175	254,960
ChaseFlex Trust 2.636% (USD LIBOR + 0.150%) due 08/25/37 §	439,642	452,261
Chevy Chase Funding LLC
2.736% (USD LIBOR + 0.250%) due 08/25/35 § ~	19,764	19,649
2.966% due 05/25/35 § ~	841,130	661,248
Citigroup Mortgage Loan Trust Inc 4.240% (UST + 2.150%) due 09/25/35 §	11,093	11,281
COLT Mortgage Loan Trust 3.000% due 05/25/46 ~	81,769	81,611
Countrywide Home Loan Mortgage Pass-Through Trust 3.126% (USD LIBOR + 0.640%) due 03/25/35 §	10,076	10,109
Credit Suisse First Boston Mortgage Securities Corp 6.000% due 11/25/35	49,675	41,245
CSMC Trust 3.500% due 02/25/48 § ~	3,581,301	3,510,502
Downey Saving & Loan Association Mortgage Loan Trust 2.662% (USD LIBOR + 0.180%) due 04/19/47 §	103,835	92,848

	Principal Amount	Value
Eurosail-UK PLC (United Kingdom)
1.793% (GBP LIBOR + 0.950%) due 06/13/45 § ~	GBP 780,970	$1,006,892
Fannie Mae
2.959% (USD LIBOR + 0.450%) due 09/25/46 §	$667,953	667,802
3.875% (US PRIME - 1.625%) due 11/25/23 §	72,422	69,903
5.500% due 04/25/35	394,506	444,494
Fannie Mae (IO)
3.515% (6.000% - USD LIBOR) due 11/25/45 §	1,823,673	329,401
3.615% (6.100% - USD LIBOR) due 09/25/46 §	1,152,752	166,917
4.000% due 03/25/43	438,332	75,405
4.000% due 04/25/43	1,682,871	286,083
Freddie Mac (IO)
3.500% due 04/15/43	1,012,406	154,977
3.616% (6.100% - USD LIBOR) due 08/15/44 §	293,494	56,282
4.000% due 04/15/43	421,134	51,177
Freddie Mac REMICS
3.000% due 08/15/48	595,526	589,968
8.000% due 04/15/30	75,987	87,264
Freddie Mac Structured Agency Credit Risk Debt Notes
5.636% (USD LIBOR + 3.150%) due 07/25/30 §	1,120,000	1,088,659
6.486% (USD LIBOR + 4.000%) due 08/25/24 §	415,855	450,664
GMACM Mortgage Loan Trust 6.000% due 12/25/35	714,977	693,471
Government National Mortgage Association
2.809% (USD LIBOR + 0.300%) due 05/20/68 §	465,350	462,996
3.109% (USD LIBOR + 0.600%) due 07/20/65 §	686,299	685,944
3.247% (USD LIBOR + 0.750%) due 04/20/67 §	754,143	767,245
3.309% (USD LIBOR + 0.800%) due 06/20/66 §	758,715	764,480
3.309% (USD LIBOR + 0.800%) due 07/20/66 §	1,218,084	1,224,622
5.263% due 09/20/66 §	912,602	1,005,933
Government National Mortgage Association (IO)
3.618% (6.100% - USD LIBOR) due 10/16/46 §	246,408	49,080
3.662% (6.150% - USD LIBOR) due 02/20/46 §	1,595,062	262,753
4.000% due 11/20/44	1,037,655	191,107
4.500% due 11/16/45	362,856	74,973
Great Hall Mortgages PLC (United Kingdom) 2.745% (USD LIBOR + 0.130%) due 06/18/39 § ~	306,409	300,532
GSR Mortgage Loan Trust
6.000% due 11/25/35	722,954	589,850
6.000% due 07/25/37	368,907	326,973
HarborView Mortgage Loan Trust
2.646% (USD LIBOR + 0.160%) due 05/25/38 §	354,777	305,855
2.652% (USD LIBOR + 0.170%) due 12/19/36 §	217,601	199,720
2.922% (USD LIBOR + 0.440%) due 05/19/35 §	318,090	309,002
4.425% due 08/19/36 §	149,142	139,490
4.961% due 02/25/36 §	64,609	42,484
JP Morgan Mortgage Trust
3.500% due 09/25/48 § ~	1,484,835	1,481,435
3.500% due 10/25/48 § ~	691,303	689,763
3.500% due 10/25/48 § ~	2,323,019	2,317,845
4.327% due 07/25/35 §	37,957	38,260

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
5.750% due 01/25/36	$15,885	$12,264
Ludgate Funding PLC (United Kingdom) 1.001% (GBP LIBOR + 0.160%) due 01/01/61 § ~	GBP 503,793	612,285
Merrill Lynch Mortgage Investors Trust 4.336% due 11/25/35 §	$385,635	389,583
Morgan Stanley Resecuritization Trust 3.042% (US FED + 0.710%) due 12/27/46 § ~	1,687,602	1,280,495
Nomura Resecuritization Trust 7.599% due 06/26/35 § ~	1,853,826	1,834,976
RBSSP Resecuritization Trust 4.616% due 12/25/35 § ~	135,698	139,329
Reperforming Loan REMIC Trust
2.826% (USD LIBOR + 0.340%) due 06/25/35 § ~	33,818	32,678
2.826% (USD LIBOR + 0.340%) due 01/25/36 § ~	201,131	197,323
Towd Point Mortgage Funding PLC (United Kingdom) 1.860% (GBP LIBOR + 1.025%) due 10/20/51 § # ~	GBP 1,500,000	1,954,173
WaMu Mortgage Pass-Through Certificates Trust 3.874% due 02/25/37 §	$163,249	156,981
Wells Fargo Mortgage-Backed Securities Trust
4.558% due 12/25/34 §	16,628	17,077
4.675% due 04/25/36 §	13,175	13,222
4.955% due 03/25/36 §	125,092	124,377
5.145% due 04/25/35 §	337,559	345,758

		34,156,434

Fannie Mae - 36.2%

2.310% due 08/01/22	500,000	496,986
2.810% due 04/01/25	30,000	30,216
3.000% due 09/01/21 - 05/01/49	41,038,607	40,844,464
3.500% due 04/01/34 - 05/01/49	54,538,008	55,280,909
3.597% (US FED + 1.200%) due 10/01/44 §	14,473	14,574
4.000% due 06/01/25 - 06/01/57	66,327,079	68,232,722
4.262% (US FED + 1.926%) due 12/01/36 §	2,921	3,037
4.293% (UST + 2.043%) due 09/01/35 §	41,119	43,201
4.386% (USD LIBOR + 1.641%) due 11/01/32 §	32,617	33,180
4.500% due 04/01/19 - 09/01/57	11,260,666	11,743,348
4.730% (UST + 2.360%) due 11/01/34 §	33,419	35,390
4.737% (USD LIBOR + 1.737%) due 12/01/35 §	4,947	5,019
5.000% due 02/01/25 - 04/01/49	1,304,703	1,380,554
5.500% due 12/01/20 - 08/01/39	1,426,777	1,541,979
6.000% due 02/01/33 - 06/01/40	227,346	250,093

		179,935,672

Freddie Mac - 4.2%

3.000% due 02/01/38 - 04/01/49	4,889,351	4,876,142
3.500% due 10/01/42 - 04/01/49	5,723,971	5,819,032
4.000% due 10/01/46 - 04/01/49	7,023,164	7,232,387
4.085% (USD LIBOR + 1.345%) due 09/01/35 §	5,831	6,022
4.172% (UST + 2.250%) due 04/01/32 §	10,737	11,244
4.347% (USD LIBOR + 1.721%) due 06/01/35 §	54,496	57,035
4.500% due 11/01/44	142,701	151,667

	Principal Amount	Value
4.620% (USD LIBOR + 1.870%) due 09/01/35 §	$28,561	$30,031
4.722% (UST + 2.250%) due 11/01/31 §	2,482	2,612
5.000% due 08/01/48 - 04/01/49	2,032,172	2,153,229
5.500% due 03/01/23 - 05/01/40	576,547	631,952
6.000% due 03/01/23	9,886	10,708

		20,982,061

Government National Mortgage Association - 5.1%

3.000% due 09/15/42 - 04/20/49	2,041,210	2,054,390
3.500% due 03/20/45 - 04/20/49	5,664,179	5,790,264
4.000% due 12/20/47 - 05/20/49	2,773,288	2,863,851
4.500% due 06/20/48 - 04/20/49	5,146,261	5,350,557
5.000% due 10/15/38 - 05/20/49	9,080,565	9,498,460

		25,557,522

Total Mortgage-Backed Securities (Cost $272,396,040)		272,065,967

ASSET-BACKED SECURITIES - 5.3%

Ally Auto Receivables Trust 2.720% due 05/17/21	494,997	495,056
Apex Credit CLO Ltd (Cayman) 3.611% (USD LIBOR + 1.050%) due 10/27/28 § ~	800,000	799,871
Argent Securities Inc
3.306% (USD LIBOR + 0.820%) due 02/25/34 §	654,892	636,184
3.611% (USD LIBOR + 1.125%) due 11/25/34 §	469,638	468,894
Asset-Backed Funding Certificates Trust 3.186% (USD LIBOR + 0.700%) due 06/25/34 §	60,527	59,862
Basic Asset Backed Securities Trust 2.796% (USD LIBOR + 0.310%) due 04/25/36 §	488,723	487,730
Bear Stearns Asset Backed Securities I Trust
2.686% (USD LIBOR + 0.200%) due 12/25/36 §	198,276	198,229
2.726% (USD LIBOR + 0.240%) due 12/25/36 §	1,286,718	1,109,402
3.491% (USD LIBOR + 1.005%) due 06/25/35 §	291,748	291,090
Business Loan Express Business Loan Trust 2.916% (USD LIBOR + 0.430%) due 02/25/31 § ~	112,678	109,497
Chapel BV (Netherlands) 0.352% (EUR LIBOR + 0.660%) due 11/17/64 § ~	EUR 1,456	1,635
Chesapeake Funding II LLC
2.854% (USD LIBOR + 0.370%) due 08/15/30 § ~	$583,189	582,084
3.230% due 08/15/30 ~	583,189	587,411
CIT Mortgage Loan Trust 3.840% (USD LIBOR + 1.350%) due 10/25/37 § ~	539,675	545,844
Citigroup Mortgage Loan Trust
2.656% (USD LIBOR + 0.170%) due 05/25/37 §	125,317	124,823
2.936% (USD LIBOR + 0.450%) due 11/25/45 § ~	488,602	484,810
Community Funding CLO (Cayman) 5.750% due 11/01/27 ~	649,859	660,918
Countrywide Asset-Backed Certificates
2.626% (USD LIBOR + 0.140%) due 07/25/37 §	367,019	332,649
2.886% (USD LIBOR + 0.400%) due 06/25/36 §	500,000	492,849

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Credit Acceptance Auto Loan Trust 3.470% due 05/17/27 ~	$600,000	$604,858
First Franklin Mortgage Loan Trust 3.146% (USD LIBOR + 0.660%) due 05/25/36 §	447,926	448,162
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	200,000	200,552
Gallatin CLO (Cayman) 3.811% (USD LIBOR + 1.050%) due 01/21/28 § ~	500,000	498,038
GM Financial Consumer Automobile Receivables Trust 2.740% due 07/16/21	507,716	507,850
GSAA Home Equity Trust
2.586% (USD LIBOR + 0.100%) due 03/25/37 §	485,022	233,238
6.000% due 08/25/47	506,244	480,111
Home Equity Asset Trust 3.386% (USD LIBOR + 0.900%) due 11/25/34 §	457,745	461,680
Jamestown CLO VIII Ltd (Cayman) 3.657% (USD LIBOR + 0.870%) due 01/15/28 § ~	700,000	693,773
Legacy Mortgage Asset Trust 4.000% due 01/25/59 ~	380,610	383,777
LoanCore Issuer Ltd (Cayman) 3.614% (USD LIBOR + 1.130%) due 05/15/28 § ~	500,000	500,889
Long Beach Mortgage Loan Trust 2.786% (USD LIBOR + 0.300%) due 02/25/36 §	1,071,553	891,656
Mastr Asset Backed Securities Trust 2.706% (USD LIBOR + 0.220%) due 10/25/36 §	676,613	306,314
Merrill Lynch Mortgage Investors Trust 2.646% (USD LIBOR + 0.160%) due 04/25/37 §	432,567	255,551
Monarch Grove CLO (Cayman) 3.651% (USD LIBOR + 0.880%) due 01/25/28 § ~	500,000	495,887
Morgan Stanley Home Equity Loan Trust
2.586% (USD LIBOR + 0.100%) due 12/25/36 §	1,045,754	601,371
2.626% (USD LIBOR + 0.140%) due 12/25/36 §	825,460	477,067
Mountain View CLO Ltd (Cayman) 3.587% (USD LIBOR + 0.800%) due 10/15/26 § ~	579,571	577,542
Navient Private Education Trust 3.420% due 01/15/43 ~	150,000	152,331
Navient Student Loan Trust
2.726% (USD LIBOR + 0.240%) due 03/25/67 § ~	130,554	130,538
3.430% due 12/15/59 ~	1,616,003	1,625,699
3.636% (USD LIBOR + 1.150%) due 07/26/66 § ~	150,000	152,385
Oaktree CLO Ltd (Cayman) 3.981% (USD LIBOR + 1.220%) due 10/20/26 § ~	706,279	706,282
OneMain Financial Issuance Trust 3.190% due 03/18/26 ~	82,387	82,505
Option One Mortgage Loan Trust 2.616% (USD LIBOR + 0.130%) due 07/25/37 §	996,906	717,607
SBA Small Business Investment Cos
3.113% due 03/10/29	200,000	203,144
3.548% due 09/10/28	294,879	305,186

	Principal Amount	Value
Securitized Asset-Backed Receivables LLC Trust
2.616% (USD LIBOR + 0.130%) due 05/25/37 §	$80,200	$62,139
2.626% (USD LIBOR + 0.140%) due 05/25/36 §	183,604	115,931
SLM Private Education Loan Trust 5.734% (USD LIBOR + 3.250%) due 05/16/44 § ~	84,429	85,306
SLM Student Loan Trust 2.881% (USD LIBOR + 0.110%) due 10/27/25 §	72,104	72,059
SMB Private Education Loan Trust 3.984% (USD LIBOR + 1.500%) due 04/15/32 § ~	550,000	560,110
Sofi Professional Loan Program Trust 2.640% due 08/25/47 ~	399,915	399,410
Structured Asset Investment Loan Trust 3.221% (USD LIBOR + 0.735%) due 08/25/35 §	359,831	360,911
Structured Asset Securities Corp Mortgage Loan Trust 2.936% (USD LIBOR + 0.450%) due 05/25/37 § ~	1,000,000	955,628
Venture XII CLO Ltd (Cayman) 3.429% (USD LIBOR + 0.800%) due 02/28/26 § ~	700,000	698,206
Venture XVI CLO Ltd (Cayman) 3.637% (USD LIBOR + 0.850%) due 01/15/28 § ~	700,000	695,318
Westlake Automobile Receivables Trust
2.530% due 09/16/19 ~	19,552	19,549
2.980% due 01/18/22 ~	700,000	700,896
Zais CLO 1 Ltd (Cayman) 3.937% (USD LIBOR + 1.150%) due 04/15/28 § ~	500,000	497,400

Total Asset-Backed Securities (Cost $24,604,792)		26,385,694

U.S. TREASURY OBLIGATIONS - 20.4%

U.S. Treasury Bonds - 6.9%

2.875% due 05/15/43	4,700,000	4,783,719
3.000% due 05/15/42	1,800,000	1,877,098
3.000% due 08/15/48	6,300,000	6,538,096
3.125% due 02/15/43	3,500,000	3,717,041
3.625% due 08/15/43	11,800,000	13,590,051
3.750% due 11/15/43	1,500,000	1,762,588
4.250% due 05/15/39	200,000	250,613
4.375% due 05/15/40	1,000,000	1,275,039
4.625% due 02/15/40	400,000	526,289

		34,320,534

U.S. Treasury Inflation Protected Securities - 3.6%

0.125% due 07/15/26 ^	840,088	822,325
0.375% due 01/15/27 ^	937,827	930,177
0.625% due 01/15/26 ^	1,483,076	1,500,920
0.750% due 07/15/28 ^	4,011,080	4,104,263
0.750% due 02/15/42 ^	813,191	793,616
0.875% due 01/15/29 ^	6,978,090	7,209,312
1.000% due 02/15/48 ^	1,633,184	1,671,962
1.000% due 02/15/49 ^	600,180	617,332
1.375% due 02/15/44 ^	302,411	334,914

		17,984,821

U.S. Treasury Notes - 9.9%

1.625% due 05/31/23	2,000,000	1,952,227
1.875% due 07/31/22 ‡	1,700,000	1,681,008
1.875% due 08/31/22	4,000,000	3,954,453

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
2.000% due 10/31/22	$1,000,000	$992,500
2.125% due 03/31/24	590,000	587,061
2.125% due 09/30/24	2,100,000	2,085,029
2.250% due 01/31/24	2,000,000	2,001,211
2.250% due 02/15/27	600,000	595,945
2.250% due 08/15/27	300,000	297,451
2.500% due 01/31/21	1,160,000	1,164,395
2.500% due 01/31/24	190,000	192,327
2.625% due 02/15/29 ‡	2,150,000	2,192,118
2.750% due 02/15/24	400,000	409,445
2.875% due 10/31/23 ‡	30,000,000	30,836,133
3.125% due 11/15/28	50,000	53,101

		48,994,404

Total U.S. Treasury Obligations (Cost $98,723,512)		101,299,759

FOREIGN GOVERNMENT BONDS & NOTES - 4.3%

Abu Dhabi Government International Bond (United Arab Emirates) 2.500% due 10/11/22 ~	200,000	198,370
Argentina POM Politica Monetaria (Argentina) 54.196% (ARS Reference + 0.000%) due 06/21/20 §	ARS 1,230,000	31,887
Argentine Bonos del Tesoro (Argentina) 18.200% due 10/03/21	4,750,000	85,332
Argentine Republic Government International (Argentina)
3.750% due 12/31/38	$250,000	145,312
5.625% due 01/26/22	430,000	371,735
7.500% due 04/22/26	340,000	289,382
Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 400,000	464,564
Brazil Notas do Tesouro Nacional ‘F’ (Brazil) 10.000% due 01/01/21	BRL 5,338,000	1,425,365
Brazilian Government International (Brazil)
4.625% due 01/13/28	$270,000	272,635
5.000% due 01/27/45	400,000	369,650
5.625% due 01/07/41	120,000	120,750
5.625% due 02/21/47	200,000	199,125
China Government (China)
3.310% due 11/30/25 ~	CNY 3,000,000	451,138
3.380% due 11/21/24 ~	500,000	75,806
3.390% due 05/21/25 ~	1,000,000	151,339
Colombia Government (Colombia) 5.625% due 02/26/44	$200,000	225,940
Egypt Government International Bond (Egypt) 5.577% due 02/21/23 ~	200,000	198,964
Indonesia Government (Indonesia)
3.500% due 01/11/28	200,000	194,920
4.875% due 05/05/21 ~	500,000	519,045
5.125% due 01/15/45 ~	200,000	213,256
Israel Government International Bond (Israel) 4.125% due 01/17/48	600,000	622,611
Japan Bank for International Cooperation (Japan) 2.375% due 07/21/22	700,000	696,292
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 289,031,262	2,711,673
Kenya Government International Bond (Kenya) 6.875% due 06/24/24 ~	$200,000	205,802
Kuwait International Government (Kuwait) 3.500% due 03/20/27 ~	470,000	481,068
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 30,710,000	1,525,228
7.750% due 11/13/42	44,120,000	2,113,232
Nigeria Government International Bond (Nigeria) 6.500% due 11/28/27 ~	$200,000	198,159

	Principal Amount	Value
Peru Government Bond (Peru) 6.150% due 08/12/32 ~	PEN 3,000,000	$952,707
Peruvian Government International (Peru)
5.625% due 11/18/50	$30,000	38,565
5.940% due 02/12/29 ~	PEN 1,300,000	412,991
6.550% due 03/14/37	$100,000	135,125
Province of Ontario (Canada)
1.650% due 09/27/19	200,000	199,132
3.150% due 06/02/22	CAD 900,000	699,991
Province of Quebec (Canada) 3.500% due 07/29/20	$600,000	608,027
Qatar Government International Bond (Qatar) 4.500% due 04/23/28 ~	1,000,000	1,070,544
Republic of Poland Government International (Poland) 4.000% due 01/22/24	320,000	335,174
Russian Federal (Russia)
7.000% due 08/16/23	RUB 26,040,000	384,683
7.050% due 01/19/28	60,232,000	856,802
Tokyo Metropolitan Government (Japan) 2.500% due 06/08/22 ~	$1,000,000	993,898

Total Foreign Government Bonds & Notes (Cost $22,949,510)		21,246,219

MUNICIPAL BONDS - 0.5%

City of Chicago IL ‘B’ 5.630% due 01/01/22	270,000	274,606
Tobacco Settlement Finance Authority of WV ‘A’
7.467% due 06/01/47	720,000	719,964
University of Arizona ‘A’ 6.423% due 08/01/35	1,300,000	1,359,397

Total Municipal Bonds (Cost $2,259,067)		2,353,967

SHORT-TERM INVESTMENTS - 6.4%

Commercial Paper - 0.3%

MUFG Bank Ltd 2.663% due 05/07/19	1,280,000	1,276,594

Foreign Government Issues - 3.6%

Hellenic Republic Treasury Bills (Greece) 4.750% due 04/17/19 ~	EUR 300,000	337,123
Japan Treasury Bills (Japan)
(0.182%) due 05/13/19	JPY 1,080,000,000	9,746,749
(0.182%) due 05/20/19	90,000,000	812,258
(0.182%) due 06/03/19	790,000,000	7,130,308

		18,026,438

	Shares
Money Market Fund - 1.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	7,182,485	7,182,485

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value

U. S. Government Agency Issues - 1.1%

Federal Home Loan Bank
2.266% due 04/12/19	$330,000	$329,757
2.361% due 04/22/19	800,000	798,875
2.400% due 05/03/19	730,000	728,436
2.430% due 05/22/19	860,000	857,064
2.437% due 05/31/19	1,420,000	1,414,296
2.456% due 07/08/19	520,000	516,589
2.457% due 07/10/19	440,000	437,055
2.464% due 09/27/19	420,000	414,988

		5,497,060

Total Short-Term Investments (Cost $32,131,284)		31,982,577

TOTAL INVESTMENTS - 140.5% (Cost $693,334,102)		698,648,785

DERIVATIVES - (0.3%)
(See Notes (f) through (j) in Notes to Schedule of Investments)		(1,265,918)

OTHER ASSETS & LIABILITIES, NET - (40.2%)		(200,024,205)

NET ASSETS - 100.0%		$497,358,662

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	54.7%
Corporate Bonds & Notes	48.2%
U.S. Treasury Obligations	20.4%
Short-Term Investments	6.4%
Asset-Backed Securities	5.3%
Foreign Government Bonds & Notes	4.3%
Others (each less than 3.0%)	1.2%

	140.5%
Derivatives	(0.3%	)
Other Assets & Liabilities, Net	(40.2%	)

	100.0%

(b)	An investment with a value of $37,000 or 0.0% of the Fund’s net assets was in default as of March 31, 2019.

(c)

As of March 31, 2019, investments with a total aggregate value of $5,371,491 were fully or partially segregated with the broker(s)/custodian as collateral for a reverse repurchase agreement, open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(d)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended March 31, 2019 was $2,045,000 at a weighted average interest rate of 2.460%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended March 31, 2019 was $24,901,295 at a weighted average interest rate of 1.477%.

(e)	A reverse repurchase agreement outstanding as of March 31, 2019 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Principal Amount	Value
DUB	U.S. Treasury Note 2.625% due 02/15/29	2.460%	03/26/19	04/09/19	($2,046,956)	$2,045,000	($2,045,000)

(f)	Open futures contracts outstanding as of March 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AUD FX	06/19	24	$1,702,540	$1,706,160	$3,620
CAD FX	06/19	53	3,969,582	3,976,590	7,008
CHF FX	06/19	5	628,419	632,125	3,706
Euribor	06/19	254	71,440,033	71,448,719	8,686
EUR FX	06/19	97	13,748,418	13,687,306	(61,112)
Euro-Bobl	06/19	7	1,036,433	1,045,454	9,021
Euro-BTP	06/19	23	3,260,244	3,340,374	80,130
Euro-Bund	06/19	134	24,622,540	25,003,433	380,893
Eurodollar	12/19	310	75,188,086	75,616,750	428,664
Eurodollar	03/20	8	1,953,915	1,953,700	(215)
Eurodollar	06/20	60	14,577,122	14,666,250	89,128
Eurodollar	03/21	36	8,778,091	8,809,200	31,109
JPY FX	06/19	4	452,860	453,925	1,065
MXN FX	06/19	132	3,350,706	3,356,100	5,394
U.S. Treasury 2-Year Notes	06/19	25	5,310,825	5,327,344	16,519
U.S. Treasury 5-Year Notes	06/19	1,439	165,129,620	166,676,679	1,547,059
U.S. Treasury 10-Year Notes	06/19	219	26,862,960	27,203,906	340,946
U.S. Treasury Long Bonds	06/19	294	42,731,597	43,998,938	1,267,341
U.S. Ultra Long Bonds	06/19	69	11,163,761	11,592,000	428,239

					4,587,201

Short Futures Outstanding
Australia 10-Year Bonds	06/19	148	10,016,168	10,322,221	(306,053)
Canada 10-Year Bonds	06/19	24	2,446,195	2,497,070	(50,875)
Euro-BTP	06/19	239	33,900,045	34,710,845	(810,800)
Euro-Bund	06/19	122	22,275,350	22,764,319	(488,969)
Euro-BUXL	06/19	28	5,724,601	6,019,878	(295,277)
Eurodollar	03/20	47	11,407,440	11,477,988	(70,548)
Eurodollar	06/20	181	44,032,353	44,243,188	(210,835)
Eurodollar	09/20	123	29,944,618	30,085,800	(141,182)
Eurodollar	12/20	43	10,442,502	10,519,413	(76,911)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-OAT	06/19	136	$24,235,714	$24,816,728	($581,014)
Euro-Schatz	06/19	2	250,704	251,217	(513)
GBP FX	06/19	13	1,081,220	1,060,800	20,420
Japan 10-Year Bonds	06/19	3	4,134,418	4,149,057	(14,639)
Long Gilt	06/19	18	2,988,266	3,032,978	(44,712)
U.S. Treasury 10-Year Notes	06/19	775	94,905,240	96,269,531	(1,364,291)
U.S. Treasury Long Bonds	06/19	208	30,334,209	31,128,500	(794,291)

					(5,230,490)

Total Futures Contracts					($643,289)

(g)	Forward foreign currency contracts outstanding as of March 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
ARS	19,790,000	USD	402,522	09/19	JPM	$—	($37,995)
AUD	171,000	USD	121,282	04/19	JPM	144	—
BRL	4,047,254	USD	1,088,402	04/19	BRC	—	(50,695)
BRL	822,068	USD	219,310	04/19	CIT	—	(10,297)
BRL	5,110,000	USD	1,363,066	04/19	JPM	—	(64,006)
BRL	2,800,000	USD	709,741	07/19	BRC	—	(583)
BRL	4,530,000	USD	1,161,181	07/19	CIT	—	(13,864)
CAD	1,547,335	USD	1,163,001	04/19	BRC	—	(4,578)
CAD	6,622,000	USD	5,018,473	04/19	HSB	—	(62,696)
CAD	693,427	USD	524,649	04/19	JPM	—	(5,510)
CNH	11,614,807	USD	1,724,544	04/19	JPM	3,011	—
CNY	23,561	USD	3,417	04/19	BRC	89	—
CNY	23,561	USD	3,504	07/19	BRC	—	(3)
EUR	140,000	USD	160,028	04/19	CIT	—	(2,739)
EUR	864,000	USD	972,637	04/19	HSB	—	(3,125)
EUR	12,880,000	USD	14,465,150	04/19	JPM	—	(12,235)
EUR	340,000	USD	384,842	04/19	UBS	—	(3,321)
GBP	880,000	USD	1,129,462	04/19	CIT	17,762	—
GBP	340,000	USD	439,865	05/19	BRC	4,008	—
GBP	6,209,000	USD	8,166,443	05/19	HSB	—	(60,544)
IDR	24,934,145,970	USD	1,712,451	04/19	CIT	30,498	—
IDR	2,330,062,113	USD	162,703	04/19	JPM	2,850	—
INR	110,406,272	USD	1,539,929	04/19	BRC	47,954	—
JPY	292,800,000	USD	2,633,662	05/19	BRC	18,278	—
JPY	275,400,000	USD	2,507,580	05/19	JPM	—	(13,235)
JPY	519,200,000	USD	4,672,582	05/19	RBS	29,903	—
JPY	817,300,000	USD	7,365,705	05/19	SCB	36,723	—
MXN	126,473,880	USD	6,573,433	04/19	CIT	—	(76,886)
MXN	26,435,767	USD	1,362,643	04/19	JPM	—	(4,348)
MXN	23,550,000	USD	1,191,506	06/19	BRC	4,856	—
MXN	17,105,000	USD	872,646	08/19	BRC	—	(10,140)
MXN	76,952,000	USD	3,908,474	08/19	JPM	—	(28,232)
PEN	2,376,211	USD	711,964	04/19	HSB	3,518	—
PHP	156,259,511	USD	2,958,900	04/19	BRC	5,142	—
PHP	156,259,511	USD	2,931,148	07/19	JPM	7,682	—
RUB	63,821,095	USD	940,690	04/19	CIT	28,086	—
RUB	6,454,104	USD	96,156	04/19	JPM	2,840	—
TWD	807,700	USD	26,356	04/19	BRC	—	(156)
TWD	807,700	USD	26,265	07/19	JPM	29	—
USD	301,118	ARS	12,339,822	05/19	CIT	33,380	—
USD	1,653,373	AUD	2,310,107	04/19	BRC	12,487	—
USD	7,114	AUD	10,003	04/19	CIT	9	—
USD	3,542	AUD	5,002	04/19	JPM	—	(11)
USD	269,633	AUD	381,000	04/19	RBS	—	(917)
USD	1,335,714	AUD	1,876,000	04/19	SCB	3,557	—
USD	121,356	AUD	171,000	05/19	JPM	—	(143)
USD	714,650	BRL	2,800,000	04/19	BRC	355	—
USD	1,169,032	BRL	4,530,000	04/19	CIT	13,404	—
USD	5,811,039	CAD	7,743,000	04/19	JPM	16,328	—
USD	1,687,267	CNH	11,614,807	04/19	BRC	—	(40,289)
USD	1,723,572	CNH	11,614,807	07/19	JPM	—	(3,355)
USD	3,510	CNY	23,561	04/19	BRC	4	—
USD	1,541,418	EUR	1,362,000	04/19	BRC	12,733	—
USD	14,977,944	EUR	12,914,128	04/19	CIT	469,008	—
USD	199,420	EUR	176,000	04/19	HSB	1,926	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	14,373,402	EUR	12,592,000	04/19	JPM	$243,657	$—
USD	242,583	EUR	214,000	04/19	UBS	2,450	—
USD	13,409,021	EUR	11,911,000	05/19	JPM	9,224	—
USD	5,972,409	GBP	4,466,000	05/19	BRC	142,010	—
USD	381,586	GBP	291,000	05/19	JPM	1,683	—
USD	752,810	GBP	577,000	05/19	SCB	—	(468)
USD	3,772,363	JPY	405,242,363	04/19	CIT	109,859	—
USD	496,149	JPY	54,000,000	05/19	BRC	6,895	—
USD	6,573,959	JPY	723,500,000	05/19	JPM	21,094	—
USD	10,330,468	JPY	1,116,000,000	05/19	UBS	223,885	—
USD	7,187,522	JPY	790,000,000	06/19	UBS	22,785	—
USD	1,205,091	MXN	23,550,000	04/19	BRC	—	(4,972)
USD	9,890,936	MXN	190,798,549	04/19	CIT	90,243	—
USD	862,500	MXN	16,953,730	05/19	JPM	—	(4,354)
USD	1,192,965	MXN	23,550,000	06/19	HSB	—	(3,397)
USD	2,687,039	MXN	53,295,072	08/19	HSB	—	(322)
USD	2,053,181	MXN	40,761,928	08/19	RBS	—	(2,207)
USD	197,082	PEN	653,800	04/19	DUB	222	—
USD	2,953,308	PHP	156,259,511	04/19	BRC	—	(10,734)
USD	4,568,617	PHP	241,661,000	05/19	DUB	2,485	—
USD	26,165	TWD	807,700	04/19	JPM	—	(36)

Total Forward Foreign Currency Contracts						$1,683,056	($536,393)

(h)	Purchased options outstanding as of March 31, 2019 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CDX IG 31 5Y	0.650%	04/17/19	BRC	$1,550,000	$1,705	$5,960

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - MXN versus USD	MXN 19.21	05/13/19	JPM	$2,300,000	$31,142	$15,450
Put - EUR versus USD	$1.16	06/21/19	CIT	1,500,000	10,275	4,207

					$41,417	$19,657

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - EUR-FX (04/19)	$1.14	04/05/19	CME	2	$283,750	$630	$250
Call - AUD-FX (04/19)	71.00	04/05/19	CME	1	71,000	432	360
Call - AUD-FX (04/19)	71.50	04/05/19	CME	2	143,000	1,325	320
Call - AUD-FX (04/19)	72.00	04/05/19	CME	1	72,000	633	60
Call - CAD-FX (04/19)	76.00	04/05/19	CME	2	152,000	1,205	20
Call - U.S. Treasury 10-Year Notes (05/19)	129.00	04/26/19	CME	25	3,225,000	825	781
Call - U.S. Treasury 10-Year Notes (05/19)	130.00	04/26/19	CME	834	108,420,000	14,474	26,063
Call - U.S. Treasury 30-Year Bonds (05/19)	151.00	04/26/19	CME	2	302,000	1,394	1,281
Call - Euro-Bund (05/19)	EUR 173.00	04/26/19	CME	62	EUR 10,726,000	788	695
Call - EUR-FX (05/19)	$1.14	05/03/19	CME	2	$283,750	1,692	1,275
Call - EUR-FX (05/19)	1.15	05/03/19	CME	3	431,250	2,183	563
Call - AUD-FX (05/19)	71.00	05/03/19	CME	2	142,000	1,405	1,400
Call - AUD-FX (05/19)	71.50	05/03/19	CME	1	71,500	562	470
Call - CAD-FX (05/19)	75.00	05/03/19	CME	2	150,000	825	1,100
Call - CAD Treasury 10-Year Notes (06/19)	CAD 160.00	05/17/19	MSE	22	CAD 3,520,000	200	82
Call - U.S. Treasury 10-Year Notes (06/19)	$129.00	05/24/19	CME	36	$4,644,000	1,750	2,250
Call - Euro-OAT (06/19)	EUR 175.00	05/24/19	EUX	114	EUR 19,950,000	1,397	1,279
Call - U.S. Treasury 30-Year Bonds (06/19)	$189.00	05/24/19	CME	78	$14,742,000	671	—
Call - U.S. Treasury 30-Year Bonds (06/19)	190.00	05/24/19	CME	42	7,980,000	361	—
Call - U.S. Treasury 30-Year Bonds (06/19)	191.00	05/24/19	CME	49	9,359,000	421	—

						33,173	38,249

Put - CAD-FX (04/19)	75.50	04/05/19	CME	2	151,000	1,325	1,080
Put - U.S. Treasury 2-Year Notes (05/19)	105.13	04/26/19	CME	1	210,250	33	—
Put - U.S. Treasury 2-Year Notes (05/19)	105.25	04/26/19	CME	9	1,894,500	156	—
Put - U.S. Treasury 5-Year Notes (05/19)	111.00	04/26/19	CME	861	95,571,000	8,217	—
Put - U.S. Treasury 10-Year Notes (05/19)	124.25	04/26/19	CME	4	497,000	1,772	2,188

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Put - U.S. Treasury 10-Year Notes (05/19)	$124.50	04/26/19	CME	2	$249,000	$1,066	$1,375
Put - U.S. Treasury 30-Year Bonds (05/19)	128.00	04/26/19	CME	20	2,560,000	660	—
Put - U.S. Treasury 30-Year Bonds (05/19)	129.00	04/26/19	CME	122	15,738,000	2,118	—
Put - U.S. Treasury 30-Year Bonds (05/19)	130.00	04/26/19	CME	115	14,950,000	1,996	—
Put - U.S. Treasury 30-Year Bonds (05/19)	131.00	04/26/19	CME	25	3,275,000	434	—
Put - U.S. Treasury 30-Year Bonds (05/19)	148.00	04/26/19	CME	1	148,000	1,080	437
Put - U.S. Treasury 30-Year Bonds (05/19)	148.50	04/26/19	CME	1	148,500	830	594
Put - U.S. Treasury 30-Year Bonds (05/19)	149.00	04/26/19	CME	2	298,000	1,831	1,594
Put - Euro-Bund (05/19)	EUR 165.00	04/26/19	CME	2	EUR 330,000	1,192	606
Put - Euro-Bund (05/19)	166.50	04/26/19	CME	2	333,000	1,685	1,862
Put - EUR-FX (05/19)	$1.14	05/03/19	CME	1	$141,875	852	1,400
Put - U.S. Treasury 5-Year Notes (06/19)	108.25	05/24/19	CME	326	35,289,500	2,804	—
Put - U.S. Treasury 5-Year Notes (06/19)	108.50	05/24/19	CME	172	18,662,000	1,479	—
Put - U.S. Treasury 5-Year Notes (06/19)	108.75	05/24/19	CME	17	1,848,750	146	—
Put - U.S. Treasury 10-Year Notes (06/19)	112.00	05/24/19	CME	163	18,256,000	1,402	—
Put - U.S. Treasury 10-Year Notes (06/19)	112.50	05/24/19	CME	5	562,500	43	—
Put - U.S. Treasury 10-Year Notes (06/19)	121.00	05/24/19	CME	7	847,000	340	328
Put - Euro-Bund (06/19)	EUR 145.00	05/24/19	EUX	94	EUR 13,630,000	1,131	1,054

						32,592	12,518

Total Options on Futures						$65,765	$50,767

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - Fannie Mae 3.500% due 4/10/49	$69.00	04/03/19	JPM	$10,000,000	$391	$—

Total Purchased Options					$109,278	$76,384

(i)	Premiums received and value of written options outstanding as of March 31, 2019 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG 31 5Y	0.800%	04/17/19	BRC	$1,550,000	$1,550	($145)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers	215.95	Maximum of [0, (1 + 0.000%)[10] -Final Index/Initial Index]	03/12/20	CIT	$1,100,000	$9,460	$—
Floor - U.S. CPI Urban Consumers	217.97	Maximum of [0, (1 + 0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	600,000	7,740	—

						$17,200	$—

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - EUR-FX (04/19)	$1.16	04/05/19	CME	3	$433,125	$1,742	($19)
Call - U.S. Treasury 5-Year Notes (05/19)	115.25	04/26/19	CME	5	576,250	1,202	(3,437)
Call - U.S. Treasury 5-Year Notes (05/19)	116.25	04/26/19	CME	30	3,487,500	6,229	(5,859)
Call - U.S. Treasury 10-Year Notes (05/19)	122.50	04/26/19	CME	6	735,000	2,255	(10,594)
Call - U.S. Treasury 10-Year Notes (05/19)	123.00	04/26/19	CME	1	123,000	326	(1,328)
Call - U.S. Treasury 10-Year Notes (05/19)	123.50	04/26/19	CME	3	370,500	885	(2,812)
Call - U.S. Treasury 10-Year Notes (05/19)	124.50	04/26/19	CME	12	1,494,000	3,245	(4,875)
Call - U.S. Treasury 10-Year Notes (05/19)	125.00	04/26/19	CME	18	2,250,000	5,375	(4,500)
Call - U.S. Treasury 10-Year Notes (05/19)	126.00	04/26/19	CME	1	126,000	248	(109)
Call - U.S. Treasury 30-Year Bonds (05/19)	146.00	04/26/19	CME	1	146,000	717	(3,766)
Call - U.S. Treasury 30-Year Bonds (05/19)	150.00	04/26/19	CME	3	450,000	1,682	(2,953)
Call - U.S. Treasury 30-Year Bonds (05/19)	153.00	04/26/19	CME	4	612,000	1,430	(1,062)
Call - Euro-Bund (05/19)	EUR 165.50	04/26/19	EUX	43	EUR 7,116,500	19,688	(60,294)
Call - Euro-Bund (05/19)	166.00	04/26/19	EUX	24	3,984,000	13,814	(25,038)
Call - CAD-FX (05/19)	$75.50	05/03/19	CME	6	$453,000	1,795	(1,920)
Call - U.S. Treasury 10-Year Notes (06/19)	123.00	05/24/19	CME	5	615,000	3,194	(7,422)
Call - U.S. Treasury 10-Year Notes (06/19)	123.50	05/24/19	CME	3	370,500	1,401	(3,422)
Call - U.S. Treasury 10-Year Notes (06/19)	125.00	05/24/19	CME	12	1,500,000	6,370	(5,437)
Call - U.S. Treasury 30-Year Bonds (06/19)	148.00	05/24/19	CME	2	296,000	1,684	(5,031)
Call - EUR-FX (06/19)	1.15	06/07/19	CME	2	287,500	1,920	(950)

						75,202	(150,828)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Put - U.S. Treasury 10-Year Notes (04/19)	$123.50	04/05/19	CME	7	$864,500	$1,082	($438)
Put - U.S. Treasury 10-Year Notes (04/19)	123.75	04/12/19	CME	4	495,000	884	(875)
Put - U.S. Treasury 5-Year Notes (05/19)	115.00	04/26/19	CME	25	2,875,000	2,269	(1,563)
Put - U.S. Treasury 5-Year Notes (05/19)	115.25	04/26/19	CME	5	576,250	523	(547)
Put - U.S. Treasury 5-Year Notes (05/19)	115.50	04/26/19	CME	3	346,500	440	(586)
Put - U.S. Treasury 5-Year Notes (05/19)	116.25	04/26/19	CME	6	697,500	2,427	(3,703)
Put - U.S. Treasury 10-Year Notes (05/19)	121.00	04/26/19	CME	2	242,000	747	—
Put - U.S. Treasury 10-Year Notes (05/19)	122.00	04/26/19	CME	6	732,000	1,537	(188)
Put - U.S. Treasury 10-Year Notes (05/19)	122.50	04/26/19	CME	80	9,800,000	29,537	(3,750)
Put - U.S. Treasury 10-Year Notes (05/19)	123.00	04/26/19	CME	14	1,722,000	2,023	(1,531)
Put - U.S. Treasury 10-Year Notes (05/19)	123.50	04/26/19	CME	1	123,500	155	(219)
Put - U.S. Treasury 10-Year Notes (05/19)	123.75	04/26/19	CME	4	495,000	993	(1,250)
Put - U.S. Treasury 10-Year Notes (05/19)	124.00	04/26/19	CME	3	372,000	885	(1,266)
Put - U.S. Treasury 30-Year Bonds (05/19)	144.00	04/26/19	CME	3	432,000	1,167	(141)
Put - U.S. Treasury 30-Year Bonds (05/19)	145.00	04/26/19	CME	1	145,000	358	(63)
Put - U.S. Treasury 30-Year Bonds (05/19)	146.00	04/26/19	CME	4	584,000	962	(437)
Put - U.S. Treasury 30-Year Bonds (05/19)	147.00	04/26/19	CME	4	588,000	1,603	(875)
Put - U.S. Treasury 30-Year Bonds (05/19)	147.50	04/26/19	CME	2	295,000	622	(625)
Put - Euro-Bund (05/19)	EUR 162.50	04/26/19	CME	1	EUR 162,500	362	(34)
Put - Euro-Bund (05/19)	164.00	04/26/19	CME	4	656,000	623	(494)
Put - U.S. Treasury 5-Year Notes (06/19)	$115.25	05/24/19	CME	6	$691,500	1,255	(1,359)
Put - U.S. Treasury 10-Year Notes (06/19)	123.00	05/24/19	CME	5	615,000	1,398	(1,328)
Put - U.S. Treasury 10-Year Notes (06/19)	123.50	05/24/19	CME	12	1,482,000	3,870	(5,063)
Put - U.S. Treasury 30-Year Bonds (06/19)	144.00	05/24/19	CME	4	576,000	3,493	(625)
Put - U.S. Treasury 30-Year Bonds (06/19)	145.00	05/24/19	CME	2	290,000	590	(469)
Put - U.S. Treasury 30-Year Bonds (06/19)	146.00	05/24/19	CME	1	146,000	655	(359)

						60,460	(27,788)

Total Options on Futures						$135,662	($178,616)

Total Written Options						$154,412	($178,761)

(j)	Swap agreements outstanding as of March 31, 2019 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 3/31/19 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Brazil Government	Q	1.000%	09/20/19	HSB	0.611%	$1,800,000	$3,967	$2,858	$1,109
Petrobras International Co SA	Q	1.000%	12/20/19	GSC	0.426%	300,000	1,352	(32,995)	34,347
Russian Federation	Q	1.000%	12/20/23	JPM	1.267%	500,000	(5,686)	(13,052)	7,366

							(367)	(43,189)	42,822

				Exchange
Deutsche Bank AG	Q	1.000%	12/20/19	ICE	0.574%	EUR 700,000	2,241	(5,436)	7,677
Citigroup Inc	Q	1.000%	12/20/20	ICE	0.310%	$900,000	10,779	18,995	(8,216)
Tesco PLC	Q	1.000%	06/20/22	ICE	0.717%	EUR 800,000	8,264	3,758	4,506

							21,284	17,317	3,967

Total Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection							$20,917	($25,872)	$46,789

Credit Default Swaps on Credit Indices – Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 31 5Y	Q	1.000%	12/20/23	ICE	$2,800,000	($54,704)	($51,694)	($3,010)

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG 23 2Y	Q	1.000%	12/20/19	ICE	$990,000	$5,484	$12,936	($7,452)
CDX IG 25 5Y	Q	1.000%	12/20/20	ICE	2,290,000	27,690	41,980	(14,290)
CDX IG 32 5Y	Q	1.000%	06/20/24	ICE	17,424,659	310,377	279,100	31,277
CDX HY 32 5Y	Q	5.000%	06/20/24	ICE	1,330,000	88,583	81,116	7,467
CDX IG 32 10Y	Q	1.000%	06/20/29	ICE	620,000	(4,455)	(7,148)	2,693

						$427,679	$407,984	$19,695

Total Credit Default Swaps						$393,892	$330,418	$63,474

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate Pay Rate	Counterparty	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
8.410%	Brazil CETIP Interbank	Z / Z	CIT	01/02/20	BRL 52,950,000	$353,103	$16,850	$336,253

			Exchange
1.705%	3-Month USD-LIBOR	S / Q	CME	09/28/19	$4,380,000	(20,063)	—	(20,063)
1.138%	3-Month USD-LIBOR	S / Q	CME	10/17/19	12,330,000	(100,557)	—	(100,557)
0.250%	6-Month JPY-LIBOR	S / S	CME	12/20/19	JPY 690,000,000	10,862	28,114	(17,252)
1.671%	3-Month USD-LIBOR	S / Q	CME	06/14/20	$12,160,000	(122,621)	(3,505)	(119,116)
7.351%	28-Day MXN TIIE	L / L	CME	04/05/21	MXN 294,420,000	(188,933)	(2,293)	(186,640)
2.851%	3-Month USD-LIBOR	S / Q	CME	12/18/21	$1,170,000	15,706	—	15,706
7.330%	28-Day MXN TIIE	L / L	CME	04/06/22	MXN 202,000,000	(150,802)	(4,832)	(145,970)
2.800%	3-Month USD-LIBOR	S / Q	CME	08/22/23	$5,000,000	105,316	—	105,316
0.100%	6-Month JPY-LIBOR	S / S	LCH	03/20/24	JPY 2,790,000,000	191,687	88,967	102,720
0.380%	6-Month JPY-LIBOR	S / S	LCH	06/18/28	60,000,000	16,105	3,524	12,581
1.000%	6-Month EUR-LIBOR	A / S	LCH	06/19/29	EUR 2,900,000	160,039	8,925	151,114
0.750%	6-Month EUR-LIBOR	A / S	LCH	09/18/29	17,100,000	388,526	150,039	238,487
3.000%	3-Month USD-LIBOR	S / Q	CME	02/15/36	$2,358,000	141,640	1,383	140,257
1.501%	6-Month EUR-LIBOR	A / S	LCH	07/04/42	EUR 4,000,000	456,435	7,425	449,010
1.250%	6-Month EUR-LIBOR	A / S	LCH	09/18/49	1,300,000	63,056	9,814	53,242

						966,396	287,561	678,835

Total Interest Rate Swaps - Long						$1,319,499	$304,411	$1,015,088

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.271%	6-Month GBP-LIBOR	S / S	CME	10/26/21	GBP 3,436,000	($26,998)	$1,668	($28,666)
1.385%	3-Month GBP-LIBOR	A / A	CME	10/30/21	4,215,000	(24,369)	—	(24,369)
3-Month USD-LIBOR	1 Day U.S. Fed Funds + 0.254%	Q / Q	CME	06/19/24	$7,744,000	1,797	—	1,797
1.250%	6-Month GBP-LIBOR	S / S	LCH	09/18/24	GBP 6,900,000	(69,621)	15,876	(85,497)
2.250%	3-Month USD-LIBOR	A / A	CME	12/31/25	$5,421,000	(65,327)	(33,019)	(32,308)
2.250%	3-Month USD-LIBOR	S / Q	CME	12/31/25	1,984,000	8,286	2,724	5,562
2.500%	3-Month USD-LIBOR	S / Q	CME	01/31/26	8,369,000	(92,251)	(112,446)	20,195
0.300%	6-Month JPY-LIBOR	S / S	CME	03/18/26	JPY 1,290,000,000	(250,612)	(108,134)	(142,478)
0.300%	6-Month JPY-LIBOR	S / S	LCH	03/18/26	970,000,000	(189,763)	(62,183)	(127,580)
0.300%	6-Month JPY-LIBOR	S / S	LCH	09/20/27	440,000,000	(89,813)	(16,315)	(73,498)
2.500%	3-Month USD-LIBOR	S / Q	CME	12/20/27	$2,000,000	(16,974)	(11,780)	(5,194)
0.300%	6-Month JPY-LIBOR	S / S	LCH	03/20/28	JPY 100,000,000	(20,355)	7,176	(27,531)
0.399%	6-Month JPY-LIBOR	S / S	LCH	06/18/28	50,000,000	(14,283)	(43)	(14,240)
2.250%	3-Month USD-LIBOR	S / Q	LCH	06/20/28	$5,200,000	61,919	328,188	(266,269)
0.450%	6-Month JPY-LIBOR	S / S	LCH	03/20/29	JPY 560,000,000	(184,667)	(31,011)	(153,656)
1.500%	6-Month GBP-LIBOR	S / S	LCH	06/19/29	GBP 900,000	(30,836)	(6,956)	(23,880)
1.500%	6-Month GBP-LIBOR	S / S	LCH	09/18/29	2,700,000	(88,690)	(19,143)	(69,547)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

Pay	Receive	Payment Frequency Pay Rate Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.750%	6-Month JPY-LIBOR	S / S	LCH	03/20/38	JPY 250,000,000	($163,390)	$20,988	($184,378)
0.800%	6-Month JPY-LIBOR	S / S	LCH	10/22/38	10,000,000	(7,358)	—	(7,358)
0.705%	6-Month JPY-LIBOR	S / S	LCH	10/31/38	50,000,000	(28,524)	3,205	(31,729)
0.785%	6-Month JPY-LIBOR	S / S	LCH	11/12/38	20,000,000	(14,188)	68	(14,256)
0.750%	6-Month JPY-LIBOR	S / S	LCH	12/20/38	725,000,000	(469,938)	(25,105)	(444,833)
3.330%	3-Month USD-LIBOR	S / Q	CME	02/15/44	$1,833,000	(246,991)	832	(247,823)
2.875%	3-Month USD-LIBOR	S / Q	CME	05/15/44	2,072,000	(102,256)	11,714	(113,970)
3.000%	3-Month USD-LIBOR	S / Q	CME	05/15/44	1,776,000	(129,901)	1,416	(131,317)
2.750%	3-Month USD-LIBOR	S / Q	CME	08/15/44	1,683,000	(42,813)	(866)	(41,947)
0.641%	6-Month JPY-LIBOR	S / S	CME	05/09/46	JPY 187,300,000	(62,616)	—	(62,616)
1.750%	3-Month CAD-CDOR	S / S	CME	12/16/46	CAD 300,000	30,344	38,920	(8,576)
1.498%	6-Month EUR-LIBOR	A / S	CME	08/23/47	EUR 543,000	(68,969)	(827)	(68,142)
1.000%	6-Month JPY-LIBOR	S / S	LCH	03/21/48	JPY 20,000,000	(24,572)	(615)	(23,957)
2.905%	3-Month USD-LIBOR	S / Q	CME	08/22/48	$1,400,000	(84,751)	44,506	(129,257)
2.940%	3-Month USD-LIBOR	S / Q	CME	08/22/48	300,000	(20,394)	—	(20,394)
1.750%	6-Month GBP-LIBOR	S / S	LCH	06/19/49	GBP 3,100,000	(383,032)	(215,267)	(167,765)

						($2,911,906)	($166,429)	($2,745,477)

Total Interest Rate Swaps						($1,592,407)	$137,982	($1,730,389)

Total Swap Agreements						($1,198,515)	$468,400	($1,666,915)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
OTC Swap Agreements
Assets	$19,708	$379,075
Liabilities	(46,047)	—
Centrally Cleared Swap Agreements (6)
Assets	1,213,357	1,349,607
Liabilities	(718,618)	(3,395,597)

	$468,400	($1,666,915)

(6)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MANAGED BOND FUND

Schedule of Investments (Continued)

March 31, 2019

(k)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$239,556,183	$—	$239,556,183	$—
	Senior Loan Notes	3,758,419	—	3,758,419	—
	Mortgage-Backed Securities	272,065,967	—	272,065,967	—
	Asset-Backed Securities	26,385,694	—	26,385,694	—
	U.S. Treasury Obligations	101,299,759	—	101,299,759	—
	Foreign Government Bonds & Notes	21,246,219	—	21,246,219	—
	Municipal Bonds	2,353,967	—	2,353,967	—
	Short-Term Investments	31,982,577	7,182,485	24,800,092	—
	Derivatives:
	Credit Contracts
	Purchased Options	5,960	—	5,960	—
	Swaps	96,442	—	96,442	—

	Total Credit Contracts	102,402	—	102,402	—

	Foreign Currency Contracts
	Futures	41,213	41,213	—	—
	Forward Foreign Currency Contracts	1,683,056	—	1,683,056	—
	Purchased Options	27,955	—	27,955	—

	Total Foreign Currency Contracts	1,752,224	41,213	1,711,011	—

	Interest Rate Contracts
	Futures	4,627,735	4,627,735	—	—
	Purchased Options	42,469	—	42,469	—
	Swaps	1,632,240	—	1,632,240	—

	Total Interest Rate Contracts	6,302,444	4,627,735	1,674,709	—

	Total Assets - Derivatives	8,157,070	4,668,948	3,488,122	—

	Total Assets	706,805,855	11,851,433	694,954,422	—

Liabilities	Reverse Repurchase Agreement	(2,045,000)	—	(2,045,000)	—
	Sale-buyback Financing Transactions	(10,978,581)	—	(10,978,581)	—
	Derivatives:
	Credit Contracts
	Written Options	(145)	—	(145)	—
	Swaps	(32,968)	—	(32,968)	—

	Total Credit Contracts	(33,113)	—	(33,113)	—

	Foreign Currency Contracts
	Futures	(61,112)	(61,112)	—	—
	Forward Foreign Currency Contracts	(536,393)	—	(536,393)	—
	Written Options	(2,889)	—	(2,889)	—

	Total Foreign Currency Contracts	(600,394)	(61,112)	(539,282)	—

	Interest Rate Contracts
	Futures	(5,251,125)	(5,251,125)	—	—
	Written Options	(175,727)	—	(175,727)	—
	Swaps	(3,362,629)	—	(3,362,629)	—

	Total Interest Rate Contracts	(8,789,481)	(5,251,125)	(3,538,356)	—

	Total Liabilities - Derivatives	(9,422,988)	(5,312,237)	(4,110,751)	—

	Total Liabilities	(22,446,569)	(5,312,237)	(17,134,332)	—

	Total	$684,359,286	$6,539,196	$677,820,090	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments

March 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 54.3%

Basic Materials - 2.6%

Anglo American Capital PLC (South Africa) 3.750% due 04/10/22 ~	$250,000	$250,814
ArcelorMittal (Luxembourg)
5.250% due 08/05/20	470,000	483,063
5.500% due 03/01/21	290,000	303,117
Celulosa Arauco y Constitucion SA (Chile) 7.250% due 07/29/19	120,000	121,847
CNAC HK Finbridge Co Ltd (China) 3.000% due 07/19/20 ~	200,000	199,685
DowDuPont Inc 3.766% due 11/15/20	300,000	305,328
International Flavors & Fragrances Inc 3.400% due 09/25/20	65,000	65,422
INVISTA Finance LLC 4.250% due 10/15/19 ~	1,040,000	1,049,528
LyondellBasell Industries NV 6.000% due 11/15/21	200,000	214,029
Solvay Finance America LLC (Belgium) 3.400% due 12/03/20 ~	525,000	527,761
Vale Overseas Ltd (Brazil) 4.375% due 01/11/22	505,000	517,372

		4,037,966

Communications - 3.7%

America Movil Sab de CV (Mexico) 5.000% due 03/30/20	520,000	530,120
Axiata SPV2 Bhd (Malaysia) 3.466% due 11/19/20 ~	220,000	221,250
Baidu Inc (China) 2.750% due 06/09/19	410,000	410,130
Charter Communications Operating LLC
3.579% due 07/23/20	370,000	372,794
4.464% due 07/23/22	425,000	440,037
Comcast Corp 3.700% due 04/15/24	595,000	615,129
Crown Castle Towers LLC 3.720% due 07/15/43 ~	55,000	55,820
CSC Holdings LLC 10.875% due 10/15/25 ~	200,000	231,400
Discovery Communications LLC 2.200% due 09/20/19	145,000	144,430
Expedia Group Inc 5.950% due 08/15/20	65,000	67,564
Fox Corp
3.666% due 01/25/22 ~	90,000	91,840
4.030% due 01/25/24 ~	105,000	109,017
JD.com Inc (China) 3.125% due 04/29/21	560,000	553,865
NBCUniversal Media LLC 5.150% due 04/30/20	520,000	533,196
Omnicom Group Inc 6.250% due 07/15/19	510,000	514,703
The Interpublic Group of Cos Inc 3.500% due 10/01/20	45,000	45,410
Time Warner Cable LLC 8.250% due 04/01/19	830,000	830,000

		5,766,705

Consumer, Cyclical - 5.5%

American Airlines Pass Through Trust 3.700% due 04/15/27	180,395	176,371
Daimler Finance North America LLC (Germany)
1.750% due 10/30/19 ~	165,000	163,954
2.200% due 05/05/20 ~	350,000	347,320
2.300% due 02/12/21 ~	805,000	795,643

	Principal Amount	Value
Delta Air Lines Inc
2.600% due 12/04/20	$65,000	$64,622
2.875% due 03/13/20	885,000	883,589
DR Horton Inc 2.550% due 12/01/20	125,000	124,244
Ford Motor Credit Co LLC
2.021% due 05/03/19	250,000	249,777
2.681% due 01/09/20	700,000	697,148
3.157% due 08/04/20	410,000	407,220
General Motors Financial Co Inc
3.200% due 07/13/20	435,000	436,179
3.442% (USD LIBOR + 0.850%) due 04/09/21 §	200,000	198,537
4.200% due 11/06/21	65,000	66,270
Harley-Davidson Financial Services Inc
2.150% due 02/26/20 ~	165,000	163,582
3.141% (USD LIBOR + 0.500%) due 05/21/20 § ~	135,000	135,041
3.555% (USD LIBOR + 0.940%) due 03/02/21 § ~	270,000	270,052
4.050% due 02/04/22 ~	315,000	318,698
Hyundai Capital America 1.750% due 09/27/19 ~	175,000	174,135
Lennar Corp 2.950% due 11/29/20	775,000	772,094
Nissan Motor Acceptance Corp
2.150% due 09/28/20 ~	625,000	614,515
2.600% due 09/28/22 ~	115,000	112,016
O’Reilly Automotive Inc 3.800% due 09/01/22	240,000	246,343
QVC Inc 3.125% due 04/01/19	600,000	600,000
Volkswagen Group of America Finance LLC (Germany) 3.875% due 11/13/20 ~	425,000	430,442

		8,447,792

Consumer, Non-Cyclical - 10.1%

Abbott Laboratories 2.900% due 11/30/21	545,000	547,630
AbbVie Inc
2.300% due 05/14/21	295,000	291,474
2.900% due 11/06/22	205,000	204,669
3.200% due 11/06/22	45,000	45,432
Altria Group Inc
3.490% due 02/14/22	170,000	172,815
3.800% due 02/14/24	440,000	448,322
BAT Capital Corp (United Kingdom) 2.297% due 08/14/20	790,000	782,413
Baxalta Inc 3.600% due 06/23/22	95,000	95,560
Bayer US Finance II LLC (Germany)
3.232% (USD LIBOR + 0.630%) due 06/25/21 § ~	210,000	208,263
3.500% due 06/25/21 ~	530,000	532,406
Becton Dickinson and Co
2.404% due 06/05/20	755,000	749,809
2.675% due 12/15/19	575,000	573,240
3.476% (USD LIBOR + 0.875%) due 12/29/20 §	56,000	56,006
Bunge Ltd Finance Corp
3.000% due 09/25/22	100,000	99,600
3.500% due 11/24/20	465,000	467,484
Campbell Soup Co 3.300% due 03/15/21	460,000	463,119
Celgene Corp
2.750% due 02/15/23	155,000	153,665
2.875% due 02/19/21	165,000	164,892
3.250% due 02/20/23	45,000	45,432
3.550% due 08/15/22	405,000	413,929
3.625% due 05/15/24	40,000	40,711

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Cigna Corp
3.265% (USD LIBOR + 0.650%) due 09/17/21 § ~	$110,000	$109,999
3.400% due 09/17/21 ~	185,000	187,057
Conagra Brands Inc 3.511% (USD LIBOR + 0.750%) due 10/22/20 §	70,000	69,940
CVS Health Corp
3.125% due 03/09/20	435,000	436,322
3.350% due 03/09/21	635,000	640,412
Elanco Animal Health Inc
3.912% due 08/27/21 ~	145,000	147,505
4.272% due 08/28/23 ~	70,000	72,218
Equifax Inc
2.300% due 06/01/21	255,000	250,418
3.554% (USD LIBOR + 0.870%) due 08/15/21 §	105,000	104,384
3.600% due 08/15/21	105,000	106,028
ERAC USA Finance LLC 2.350% due 10/15/19 ~	253,000	252,308
Express Scripts Holding Co 3.376% (USD LIBOR + 0.750%) due 11/30/20 §	105,000	105,005
HCA Inc 4.250% due 10/15/19	55,000	55,289
6.500% due 02/15/20	970,000	998,540
HPHT Finance 15 Ltd (Hong Kong) 2.875% due 03/17/20 ~	200,000	199,941
Humana Inc
2.900% due 12/15/22	20,000	19,874
3.150% due 12/01/22	105,000	105,530
3.850% due 10/01/24	15,000	15,299
Imperial Brands Finance PLC (United Kingdom) 2.950% due 07/21/20 ~	525,000	523,554
Keurig Dr Pepper Inc 3.551% due 05/25/21 ~	550,000	556,198
Molson Coors Brewing Co 2.250% due 03/15/20	450,000	447,254
Pernod Ricard SA (France) 5.750% due 04/07/21 ~	240,000	252,912
Reynolds American Inc (United Kingdom) 8.125% due 06/23/19	300,000	303,406
Shire Acquisitions Investments Ireland DAC 1.900% due 09/23/19	1,800,000	1,792,427
Takeda Pharmaceutical Co Ltd (Japan) 3.800% due 11/26/20 ~	220,000	223,357
Teva Pharmaceutical Finance Netherlands III BV (Israel) 1.700% due 07/19/19	1,050,000	1,047,770
Tyson Foods Inc 2.250% due 08/23/21	160,000	157,617

		15,737,435

Energy - 4.7%

Cenovus Energy Inc (Canada) 5.700% due 10/15/19	682,692	692,551
China Shenhua Overseas Capital Co Ltd (China) 3.125% due 01/20/20 ~	725,000	723,011
Columbia Pipeline Group Inc 3.300% due 06/01/20	380,000	381,691
DCP Midstream Operating LP 2.700% due 04/01/19	730,000	730,000
Encana Corp (Canada) 6.500% due 05/15/19	355,000	355,878
Energy Transfer Operating LP 7.500% due 10/15/20	705,000	750,871
Eni SPA (Italy) 4.000% due 09/12/23 ~	270,000	277,312
EnLink Midstream Partners LP 2.700% due 04/01/19	470,000	470,000

	Principal Amount	Value
Enterprise Products Operating LLC 3.500% due 02/01/22	$95,000	$96,889
Marathon Oil Corp 2.700% due 06/01/20	445,000	443,052
Petroleos Mexicanos (Mexico) 8.000% due 05/03/19	265,000	266,458
Phillips 66 3.246% (USD LIBOR + 0.600%) due 02/26/21 §	165,000	165,005
Plains All American Pipeline LP
2.600% due 12/15/19	96,000	95,678
5.000% due 02/01/21	120,000	123,399
5.750% due 01/15/20	470,000	479,593
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	505,000	524,874
Schlumberger Holdings Corp
3.000% due 12/21/20 ~	435,000	436,936
3.750% due 05/01/24 ~	210,000	214,827
The Williams Cos Inc 3.350% due 08/15/22	120,000	121,003

		7,349,028

Financial - 17.1%

ABN AMRO Bank NV (Netherlands) 3.209% (USD LIBOR + 0.570%) due 08/27/21 § ~	200,000	200,393
AerCap Ireland Capital DAC (Ireland)
3.950% due 02/01/22	400,000	405,456
4.625% due 10/30/20	430,000	440,369
AIG Global Funding 3.350% due 06/25/21 ~	100,000	100,660
Air Lease Corp
2.500% due 03/01/21	70,000	69,485
3.500% due 01/15/22	90,000	90,892
Alexandria Real Estate Equities Inc REIT 2.750% due 01/15/20	1,390,000	1,387,878
American Campus Communities Operating Partnership LP REIT 3.350% due 10/01/20	240,000	241,000
American Express Co 3.000% due 02/22/21	365,000	367,010
Aon PLC 2.800% due 03/15/21	550,000	549,134
Banco de Credito del Peru (Peru) 2.250% due 10/25/19 ~	200,000	199,560
Banco Santander Chile (Chile) 2.500% due 12/15/20 ~	445,000	442,699
Bank of America Corp
2.503% due 10/21/22	95,000	93,887
3.152% (USD LIBOR + 0.380%) due 01/23/22 §	660,000	658,036
3.252% (USD LIBOR + 0.650%) due 06/25/22 §	230,000	230,122
3.921% (USD LIBOR + 1.160%) due 01/20/23 §	295,000	298,752
Barclays Bank PLC (United Kingdom) 2.650% due 01/11/21	610,000	605,827
BPCE SA (France) 3.883% (USD LIBOR + 1.220%) due 05/22/22 § ~	250,000	251,639
Brixmor Operating Partnership LP REIT 3.875% due 08/15/22	35,000	35,509
Capital One Financial Corp 2.400% due 10/30/20	455,000	452,623
3.900% due 01/29/24	170,000	173,899
China Overseas Finance Cayman Ltd (China) 4.250% due 05/08/19 ~	500,000	500,622
Citigroup Inc
2.700% due 03/30/21	245,000	244,882
2.900% due 12/08/21	485,000	484,909

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Citizens Bank NA
2.250% due 10/30/20	$250,000	$247,991
3.250% due 02/14/22	305,000	308,038
CNA Financial Corp 5.875% due 08/15/20	365,000	379,666
CNO Financial Group Inc 4.500% due 05/30/20	1,240,000	1,252,400
Cooperatieve Rabobank UA (Netherlands) 3.950% due 11/09/22	375,000	382,230
Crown Castle International Corp REIT
2.250% due 09/01/21	255,000	251,498
3.400% due 02/15/21	285,000	287,505
Danske Bank AS (Denmark) 2.200% due 03/02/20 ~	480,000	474,700
Deutsche Bank AG (Germany) 4.028% (USD LIBOR + 1.290%) due 02/04/21 §	250,000	248,008
Discover Bank
3.100% due 06/04/20	635,000	636,582
7.000% due 04/15/20	810,000	842,608
First Niagara Financial Group Inc 7.250% due 12/15/21	120,000	132,634
GE Capital International Funding Co Unlimited Co 2.342% due 11/15/20	1,110,000	1,096,540
Highwoods Realty LP REIT 3.625% due 01/15/23	175,000	175,747
HSBC Bank USA NA 4.875% due 08/24/20	475,000	488,190
HSBC Holdings PLC (United Kingdom) 3.283% (USD LIBOR + 0.600%) due 05/18/21 §	200,000	199,964
ING Groep NV (Netherlands) 3.751% (USD LIBOR + 1.150%) due 03/29/22 §	205,000	205,962
International Lease Finance Corp 6.250% due 05/15/19	340,000	341,253
iStar Inc REIT 4.625% due 09/15/20	450,000	456,187
JPMorgan Chase & Co 3.151% (USD LIBOR + 0.550%) due 03/09/21 §	490,000	490,634
KeyBank NA 3.300% due 02/01/22	420,000	427,414
Marsh & McLennan Cos Inc 3.875% due 03/15/24	190,000	197,335
Mitsubishi UFJ Financial Group Inc (Japan)
3.218% due 03/07/22	955,000	962,739
3.415% (USD LIBOR + 0.650%) due 07/26/21 §	68,000	68,144
Morgan Stanley
3.247% (USD LIBOR + 0.550%) due 02/10/21 §	310,000	310,352
5.500% due 07/24/20	125,000	129,316
Regions Bank 2.972% (USD LIBOR + 0.380%) due 04/01/21 §	535,000	531,916
Reinsurance Group of America Inc
5.000% due 06/01/21	35,000	36,443
6.450% due 11/15/19	677,000	691,440
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	405,000	404,806
Santander UK PLC (United Kingdom) 2.125% due 11/03/20	385,000	380,839
SBA Tower Trust REIT
3.168% due 04/09/47 ~	285,000	284,898
3.448% due 03/15/48 ~	210,000	211,552
Standard Chartered PLC (United Kingdom) 2.100% due 08/19/19 ~	200,000	199,370

	Principal Amount	Value
Synchrony Financial 2.700% due 02/03/20	$1,095,000	$1,093,774
The Goldman Sachs Group Inc
2.875% due 02/25/21	105,000	105,099
3.524% (USD LIBOR + 0.780%) due 10/31/22 §	100,000	99,621
3.875% (USD LIBOR + 1.110%) due 04/26/22 §	295,000	296,665
5.750% due 01/24/22	260,000	279,044
Trinity Acquisition PLC 3.500% due 09/15/21	115,000	116,011
UBS Group Funding Switzerland AG (Switzerland)
3.000% due 04/15/21 ~	680,000	680,092
3.871% (USD LIBOR + 1.220%) due 05/23/23 § ~	255,000	256,771
US Bank NA 3.085% (USD LIBOR + 0.320%) due 04/26/21 §	275,000	275,232
Ventas Realty LP REIT 3.100% due 01/15/23	60,000	60,054
Wells Fargo & Co 2.550% due 12/07/20	23,000	22,947
Wells Fargo Bank NA 3.325% due 07/23/21	580,000	583,993
Willis Towers Watson PLC 5.750% due 03/15/21	470,000	492,379

		26,621,826

Industrial - 5.4%

Avnet Inc 3.750% due 12/01/21	197,000	199,059
Boral Finance PTY Ltd (Australia) 3.000% due 11/01/22 ~	35,000	34,346
CNH Industrial Capital LLC
3.375% due 07/15/19	130,000	130,181
3.875% due 10/15/21	475,000	481,223
4.375% due 11/06/20	480,000	489,624
DAE Funding LLC (United Arab Emirates)
4.000% due 08/01/20 ~	210,000	211,050
5.250% due 11/15/21 ~	220,000	224,950
Eagle Materials Inc 4.500% due 08/01/26	50,000	50,673
Eastern Creation II Investment Holdings Ltd (China) 2.750% due 09/26/20 ~	400,000	396,812
GATX Corp
2.500% due 07/30/19	215,000	214,478
2.600% due 03/30/20	235,000	234,337
Harris Corp 2.700% due 04/27/20	410,000	408,577
Kansas City Southern 2.350% due 05/15/20	400,000	397,328
Keysight Technologies Inc 3.300% due 10/30/19	880,000	882,088
Martin Marietta Materials Inc
3.133% (USD LIBOR + 0.500%) due 12/20/19 §	150,000	149,856
3.313% (USD LIBOR + 0.650%) due 05/22/20 §	220,000	219,994
Park Aerospace Holdings Ltd (Ireland) 3.625% due 03/15/21 ~	230,000	228,850
Penske Truck Leasing Co LP
2.500% due 06/15/19 ~	230,000	229,698
3.050% due 01/09/20 ~	865,000	865,219
3.200% due 07/15/20 ~	50,000	50,120
3.300% due 04/01/21 ~	325,000	326,384
3.650% due 07/29/21 ~	115,000	116,618
Roper Technologies Inc
3.000% due 12/15/20	315,000	315,778
3.650% due 09/15/23	95,000	97,141

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
SMBC Aviation Capital Finance DAC (Ireland) 4.125% due 07/15/23 ~	$265,000	$270,975
United Technologies Corp 3.333% (USD LIBOR + 0.650%) due 08/16/21 §	125,000	125,083
Vulcan Materials Co
3.211% (USD LIBOR + 0.600%) due 06/15/20 §	640,000	639,209
3.276% (USD LIBOR + 0.650%) due 03/01/21 §	390,000	389,750

		8,379,401

Technology - 2.0%

Broadcom Corp
2.375% due 01/15/20	615,000	612,050
3.000% due 01/15/22	415,000	413,532
DXC Technology Co
2.875% due 03/27/20	280,000	279,910
3.576% (USD LIBOR + 0.950%) due 03/01/21 §	368,000	368,007
Fidelity National Information Services Inc 2.250% due 08/15/21	250,000	245,729
Hewlett Packard Enterprise Co 2.100% due 10/04/19 ~	155,000	154,362
Microchip Technology Inc 3.922% due 06/01/21 ~	245,000	247,287
Xerox Corp 5.625% due 12/15/19	675,000	687,636

		3,008,513

Utilities - 3.2%

American Electric Power Co Inc 3.650% due 12/01/21	50,000	51,039
CenterPoint Energy Inc 3.600% due 11/01/21	75,000	76,159
Dominion Energy Inc
2.579% due 07/01/20	260,000	258,640
2.962% due 07/01/19	405,000	405,087
Edison International
2.125% due 04/15/20	395,000	392,073
2.400% due 09/15/22	183,000	169,660
EDP Finance BV (Portugal) 4.900% due 10/01/19 ~	375,000	378,383
Enel Finance International NV (Italy) 2.875% due 05/25/22 ~	320,000	314,798
4.250% due 09/14/23 ~	205,000	209,716
ENN Energy Holdings Ltd (China) 3.250% due 10/23/19 ~	200,000	200,059
Exelon Generation Co LLC
2.950% due 01/15/20	575,000	574,468
4.000% due 10/01/20	219,000	222,113
FirstEnergy Corp 2.850% due 07/15/22	240,000	238,507
NextEra Energy Capital Holdings Inc
2.300% due 04/01/19	200,000	200,000
3.179% (USD LIBOR + 0.550%) due 08/28/21 §	210,000	209,604
San Diego Gas & Electric Co 1.914% due 02/01/22	83,572	81,544
Sempra Energy
1.625% due 10/07/19	265,000	263,147
2.875% due 10/01/22	25,000	24,658
3.287% (USD LIBOR + 0.500%) due 01/15/21 §	145,000	143,833
State Grid Overseas Investment Ltd (China) 2.250% due 05/04/20 ~	615,000	610,087

		5,023,575

Total Corporate Bonds & Notes (Cost $83,904,609)		84,372,241

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 17.5%

Collateralized Mortgage Obligations - Commercial - 3.3%

BAMLL Commercial Mortgage Securities Trust 3.334% (USD LIBOR + 0.850%) due 09/15/34 § ~	$600,000	$597,851
3.490% due 04/14/33 ~	130,000	131,373
Banc of America Commercial Mortgage Trust 1.957% due 02/15/50	65,032	64,262
BX Commercial Mortgage Trust 3.234% (USD LIBOR + 0.750%) due 11/15/35 § ~	130,843	130,659
BX Trust
3.884% (USD LIBOR + 1.400%) due 10/15/32 § ~	385,000	383,534
4.734% (USD LIBOR + 2.250%) due 10/15/32 § ~	125,000	124,639
Citigroup Commercial Mortgage Trust
1.637% due 06/10/48	41,764	41,603
1.643% due 09/10/58	22,618	22,428
CLNS Trust
3.293% (USD LIBOR + 0.800%) due 06/11/32 § ~	395,000	394,304
3.493% (USD LIBOR + 1.000%) due 06/11/32 § ~	200,000	199,402
Commercial Mortgage Trust
1.443% due 08/10/49	46,840	46,061
1.667% due 07/10/50	37,558	37,471
1.770% due 02/10/49	4,867	4,825
1.965% due 02/10/50	64,349	63,726
3.221% due 10/10/48	200,000	200,874
3.349% (USD LIBOR + 0.850%) due 02/13/32 § ~	180,000	180,134
CSAIL Commercial Mortgage Trust 2.025% due 09/15/50	149,038	147,107
Great Wolf Trust
3.484% (USD LIBOR + 0.850%) due 09/15/34 § ~	175,000	174,706
3.954% (USD LIBOR + 1.320%) due 09/15/34 § ~	250,000	249,904
GS Mortgage Securities Corp Trust
3.432% (USD LIBOR + 0.950%) due 11/15/35 § ~	165,000	164,886
4.484% (USD LIBOR + 2.000%) due 11/15/35 § ~	100,000	99,781
GS Mortgage Securities Trust
1.429% due 10/10/49	36,729	36,199
1.593% due 07/10/48	25,352	25,192
InTown Hotel Portfolio Trust
3.184% (USD LIBOR + 0.700%) due 01/15/33 § ~	100,000	99,492
3.734% (USD LIBOR + 1.250%) due 01/15/33 § ~	100,000	99,543
JPMBB Commercial Mortgage Securities Trust 1.423% due 06/15/49	13,446	13,288
Morgan Stanley Bank of America Merrill Lynch Trust
1.597% due 05/15/49	11,160	11,046
1.706% due 05/15/48	69,163	68,583
4.110% due 10/15/47 §	95,000	99,325
Morgan Stanley Capital I Trust
1.638% due 05/15/48	59,083	58,617
3.334% (USD LIBOR + 0.850%) due 11/15/34 § ~	195,000	193,944
3.484% (USD LIBOR + 1.000%) due 11/15/34 § ~	155,000	154,358
RETL Trust RVP ‘A’ 3.634% (USD LIBOR + 1.150%) due 03/15/36 § ~	170,000	170,529

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
SLIDE Fund Trust 4.334% (USD LIBOR + 1.850%) due 06/15/31 § ~	$128,255	$128,553
Wells Fargo Commercial Mortgage Trust
1.441% due 10/15/49	10,923	10,861
1.531% due 05/15/48	11,314	11,287
1.577% due 01/15/59	28,075	27,816
1.968% due 07/15/50	120,911	119,518
1.975% due 09/15/50	115,511	113,920
WFRBS Commercial Mortgage Trust 4.697% due 04/15/45	195,000	201,693

		5,103,294

Collateralized Mortgage Obligations - Residential - 9.0%

Angel Oak Mortgage Trust I LLC 4.500% due 11/25/48 § ~	160,000	164,519
COLT Mortgage Loan Trust
2.415% due 10/25/47 § ~	131,351	131,265
2.568% due 10/25/47 § ~	57,034	56,986
2.614% due 05/27/47 § ~	96,259	95,983
2.773% due 10/25/47 § ~	34,566	34,597
2.930% due 02/25/48 § ~	54,452	54,369
3.074% due 05/27/47 § ~	27,901	27,879
3.084% due 02/25/48 § ~	45,376	45,299
3.337% due 05/25/49 § ~	190,000	190,356
3.470% due 07/27/48 § ~	210,538	211,324
3.542% due 07/27/48 § ~	102,717	103,033
4.006% due 12/28/48 § ~	333,229	336,289
4.108% due 12/28/48 § ~	323,972	327,011
Deephaven Residential Mortgage Trust
2.577% due 10/25/47 § ~	161,289	160,949
2.711% due 10/25/47 § ~	42,444	42,361
2.813% due 10/25/47 § ~	42,444	42,342
2.976% due 12/25/57 § ~	112,384	112,589
3.479% due 04/25/58 § ~	177,689	179,015
3.485% due 12/26/46 § ~	29,155	29,243
3.963% due 08/25/58 § ~	83,923	84,410
4.080% due 10/25/58 § ~	636,766	646,528
Fannie Mae Connecticut Avenue Securities
3.166% (USD LIBOR + 0.680%) due 10/25/30 §	189,200	189,186
3.206% (USD LIBOR + 0.720%) due 01/25/31 §	88,986	88,996
3.236% (USD LIBOR + 0.750%) due 02/25/30 §	160,071	160,129
3.236% (USD LIBOR + 0.750%) due 02/25/30 §	71,892	71,889
3.336% (USD LIBOR + 0.850%) due 11/25/29 §	174,041	174,290
Fannie Mae REMICS
2.786% (USD LIBOR + 0.300%) due 11/25/47 §	41,976	41,701
2.986% (USD LIBOR + 0.500%) due 11/25/46 §	148,207	148,639
2.986% (USD LIBOR + 0.500%) due 11/25/46 §	144,548	144,853
2.986% (USD LIBOR + 0.500%) due 11/25/46 §	105,195	105,485
3.000% due 11/25/47	336,589	341,933
4.000% due 06/25/44	35,871	37,010
5.000% due 08/25/19	396	396
Flagstar Mortgage Trust 4.000% due 09/25/48 § ~	529,083	537,097
Freddie Mac REMICS 2.000% due 02/15/40	226,260	223,735
Freddie Mac Structured Agency Credit Risk Debt
3.036% (USD LIBOR + 0.550%) due 04/25/30 §	141,306	141,129
3.236% (USD LIBOR + 0.750%) due 03/25/30 §	225,099	225,050

	Principal Amount	Value
3.286% (USD LIBOR + 0.800%) due 12/25/29 §	$162,292	$162,394
3.686% (USD LIBOR + 1.200%) due 08/25/29 §	161,122	161,576
3.819% due 05/25/48 § ~	69,307	69,252
3.981% due 09/25/47 § ~	22,692	22,907
4.167% due 08/25/48 § ~	69,465	69,964
4.460% due 11/25/48 § ~	421,080	422,517
4.686% (USD LIBOR + 2.200%) due 09/25/24 §	512,771	522,879
Freddie Mac Whole Loan Securities Trust 3.864% due 05/25/47 § ~	60,970	61,414
Galton Funding Mortgage Trust
3.500% due 11/25/57 § ~	167,951	166,869
4.000% due 02/25/59 § ~	280,183	279,474
Government National Mortgage Association
2.788% (USD LIBOR + 0.300%) due 09/20/48 §	39,425	39,122
2.938% (USD LIBOR + 0.450%) due 02/20/49 §	34,923	34,910
2.938% (USD LIBOR + 0.450%) due 02/20/49 §	44,844	44,827
GS Mortgage-Backed Securities Trust 2.456% due 07/25/44 § ~	28,253	27,918
Homeward Opportunities Fund I Trust 3.766% due 06/25/48 § ~	135,250	136,915
Homeward Opportunities Fund I Trust
3.454% due 01/25/59 § # ~	350,000	349,995
3.606% due 01/25/59 § # ~	240,000	239,995
3.897% due 06/25/48 § ~	110,659	111,987
Metlife Securitization Trust 3.000% due 04/25/55 § ~	131,951	131,052
New Residential Mortgage Loan Trust
3.675% due 01/25/49 § ~	578,844	583,334
3.986% due 11/25/48 § ~	220,817	226,226
Sequoia Mortgage Trust
3.500% due 02/25/48 § ~	286,860	289,970
4.000% due 06/25/48 § ~	269,681	275,226
4.000% due 08/25/48 § ~	488,358	498,127
4.500% due 08/25/48 § ~	81,393	83,823
STACR Trust
3.286% (USD LIBOR + 0.800%) due 12/25/30 § ~	360,000	360,050
3.336% (USD LIBOR + 0.850%) due 02/25/47 § ~	450,000	450,101
3.736% (USD LIBOR + 1.250%) due 02/25/47 § ~	215,000	216,003
Starwood Mortgage Residential Trust
3.468% due 04/25/49 § ~	120,000	120,150
4.121% due 10/25/48 § ~	637,833	649,432
Verus Securitization Trust
2.929% due 02/25/48 § ~	56,691	56,557
3.402% due 12/25/59 § ~	120,000	120,186
3.677% due 06/01/58 § ~	184,754	186,990
3.779% due 06/01/58 § ~	80,328	81,081
3.830% due 06/01/58 § ~	80,328	80,864
3.836% due 02/25/59 § ~	479,574	483,709
4.148% due 10/25/58 § ~	499,440	508,520

		14,034,181

Fannie Mae - 3.2%

3.000% due 11/01/29 - 09/01/30	184,456	186,565
3.500% due 06/01/29 - 11/01/47	1,520,100	1,553,650
4.000% due 06/01/33 - 09/01/48	764,506	789,610
4.500% due 04/01/26 - 03/01/46	734,448	767,137
5.000% due 01/01/20 - 02/01/49	1,060,248	1,133,169
5.500% due 10/01/35 - 02/01/42	457,704	497,131
6.000% due 11/01/35 - 09/01/39	102,852	113,320

	4,824,314	5,040,582

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Freddie Mac - 0.0%

5.500% due 01/01/20 - 12/01/39	$26,665	$29,142

Government National Mortgage Association - 2.0%

4.000% due 11/20/48	178,050	184,056
4.500% due 11/20/48	301,122	313,194
5.000% due 01/20/48 - 10/20/48	2,064,871	2,164,221
5.500% due 09/15/45	229,317	251,393
6.000% due 07/15/36	114,164	128,455

	2,887,524	3,041,319

Total Mortgage-Backed Securities (Cost $27,252,942)		27,248,518

ASSET-BACKED SECURITIES - 16.3%

Allegro Ltd (Cayman) 3.611% (USD LIBOR + 0.840%) due 07/25/27 § ~	310,000	308,556
Ally Auto Receivables Trust
2.410% due 01/15/21 ~	240,000	239,974
2.460% due 09/15/22	40,000	39,775
2.840% due 09/15/22	85,000	84,938
2.930% due 11/15/23	70,000	69,651
Ally Master Owner Trust 3.300% due 07/17/23	105,000	106,606
American Express Credit Account Master Trust 3.070% due 10/15/24	865,000	872,274
AmeriCredit Automobile Receivables Trust
1.530% due 07/08/21	70,360	70,158
2.690% due 06/19/23	110,000	109,765
2.710% due 08/18/22	100,000	99,779
2.710% due 09/08/22	315,000	313,959
2.740% due 12/08/22	535,000	532,760
3.000% due 06/08/21	110,000	110,063
3.080% due 12/18/23	522,000	522,573
3.340% due 08/08/21	135,000	135,521
3.820% due 03/18/24	860,000	876,087
ARI Fleet Lease Trust
1.910% due 04/15/26 ~	45,410	45,197
2.550% due 10/15/26 ~	623,603	622,643
Ascentium Equipment Receivables Trust
2.290% due 06/10/21 ~	83,839	83,507
2.920% due 12/10/20 ~	70,732	70,801
Avis Budget Rental Car Funding AESOP LLC
2.500% due 02/20/21 ~	240,000	239,342
2.500% due 07/20/21 ~	275,000	273,780
2.720% due 11/20/22 ~	535,000	531,834
3.700% due 03/20/23 ~	100,000	100,953
4.530% due 03/20/23 ~	130,000	131,705
Bayview Mortgage Fund Trust 3.500% due 01/28/58 § ~	184,063	185,086
Bayview Opportunity Master Fund Trust 3.500% due 01/28/55 § ~	113,378	114,004
BlueMountain CLO Ltd (Cayman) 3.710% (USD LIBOR + 0.930%) due 07/18/27 § ~	270,000	268,005
BMW Vehicle Lease Trust 2.180% due 06/22/20	185,000	184,511
California Republic Auto Receivables Trust 2.510% due 02/16/21	60,000	59,916
Capital Auto Receivables Asset Trust
1.540% due 08/20/20	2,397	2,395
1.630% due 01/20/21	33,837	33,775
2.430% due 05/20/22 ~	40,000	39,782
2.700% due 09/20/22 ~	65,000	64,279
3.360% due 11/21/22 ~	160,000	160,177
3.480% due 10/20/23 ~	60,000	60,543
3.690% due 12/20/23 ~	80,000	80,681

	Principal Amount	Value
Carlyle Global Market Strategies CLO Ltd (Cayman) 3.761% (USD LIBOR + 1.000%) due 04/20/27 § ~	$250,000	$250,786
CarMax Auto Owner Trust
1.400% due 08/15/21	128,835	127,897
3.000% due 05/16/22	515,000	513,407
3.270% due 03/15/22	155,000	154,741
CBAM Ltd (Cayman) 4.009% (USD LIBOR + 1.280%) due 02/12/30 § ~	760,000	760,129
Chrysler Capital Auto Receivables Trust 1.640% due 07/15/21 ~	30,633	30,543
CNH Equipment Trust
1.930% due 03/15/24	315,000	310,531
2.400% due 02/15/23	265,000	264,688
3.010% due 04/15/24	195,000	197,110
Cole Park CLO Ltd (Cayman) 3.811% (USD LIBOR + 1.050%) due 10/20/28 § # ~	435,000	433,209
Driven Brands Funding LLC 5.216% due 07/20/45 ~	420,863	437,084
Elara HGV Timeshare Issuer LLC
2.530% due 02/25/27 ~	40,816	40,416
2.690% due 03/25/30 ~	70,547	70,169
Enterprise Fleet Financing LLC 2.040% due 02/22/22 ~	295,000	292,964
3.140% due 02/20/24 ~	145,000	145,650
Ford Credit Auto Owner Trust
2.030% due 12/15/27 ~	350,000	344,492
3.520% due 07/15/30 ~	545,000	556,362
GM Financial Automobile Leasing Trust
2.120% due 09/20/21	65,000	64,678
2.260% due 08/20/20	45,000	44,890
3.110% due 12/20/21	105,000	104,899
3.370% due 10/20/22	245,000	244,679
3.500% due 04/20/22	80,000	80,402
3.560% due 12/20/22	275,000	276,978
GM Financial Consumer Automobile Trust 2.450% due 07/17/23 ~	100,000	99,248
GMF Floorplan Owner Revolving Trust
2.410% due 05/17/21 ~	100,000	99,926
2.630% due 07/15/22 ~	190,000	189,092
3.500% due 09/15/23 ~	220,000	224,104
GreatAmerica Leasing Receivables Funding LLC
2.060% due 06/22/20 ~	59,188	59,035
2.600% due 06/15/21 ~	95,000	94,873
Hardee’s Funding LLC 4.250% due 06/20/48 ~	134,361	136,085
Hilton Grand Vacations Trust
1.770% due 11/25/26 ~	60,460	59,860
2.660% due 12/26/28 ~	54,417	54,029
2.960% due 12/26/28 ~	54,417	53,671
Hyundai Auto Lease Securitization Trust 1.650% due 07/15/20 ~	30,554	30,541
Hyundai Auto Receivables Trust 2.380% due 04/17/23	395,000	391,796
Madison Park Funding Ltd (Cayman) 3.951% (USD LIBOR + 1.190%) due 10/21/30 § ~	500,000	498,002
Mill City Mortgage Loan Trust 2.500% due 04/25/57 § ~	48,982	48,669
MMAF Equipment Finance LLC
2.040% due 02/16/22 ~	93,807	93,289
3.200% due 09/12/22 ~	210,000	211,624
MVW Owner Trust
2.150% due 04/22/30 ~	17,205	17,076
2.420% due 12/20/34 ~	62,879	61,728
Navient Private Education Refi Loan Trust 2.530% due 02/18/42 ~	166,556	165,869

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Neuberger Berman CLO Ltd (Cayman) 3.637% (USD LIBOR + 0.850%) due 01/15/28 § ~	$250,000	$248,300
Nissan Master Owner Trust Receivables 1.540% due 06/15/21	75,000	74,805
OCP CLO Ltd (Cayman)
3.585% (USD LIBOR + 0.820%) due 10/26/27 § ~	360,000	358,009
3.881% (USD LIBOR + 1.120%) due 07/20/29 § ~	415,000	413,953
OZLM VIII Ltd (Cayman) 3.625% (USD LIBOR + 1.170%) due 10/17/29 § ~	250,000	249,248
Planet Fitness Master Issuer LLC 4.262% due 09/05/48 ~	199,000	202,680
Santander Drive Auto Receivables Trust
2.100% due 06/15/21	11,143	11,133
2.460% due 03/15/22	126,000	125,727
2.580% due 05/16/22	30,000	29,922
2.960% due 03/15/24	960,000	961,040
3.210% due 09/15/23	210,000	211,015
3.270% due 01/17/23	110,000	110,512
3.490% due 05/17/21	155,000	155,340
3.520% due 12/15/22	125,000	126,267
3.530% due 08/16/21	105,000	105,410
3.650% due 12/15/21	120,000	120,602
4.020% due 04/15/22	105,000	106,057
Santander Retail Auto Lease Trust 2.960% due 11/21/22 ~	85,000	84,849
Sierra Timeshare Conduit Receivables Funding LLC 2.910% due 03/20/34 ~	850,574	844,557
Sierra Timeshare Receivables Funding LLC
2.300% due 10/20/31 ~	40,239	40,075
2.330% due 07/20/33 ~	22,887	22,579
2.400% due 03/22/32 ~	33,485	33,344
2.430% due 10/20/33 ~	60,415	60,089
2.580% due 09/20/32 ~	202,698	201,857
3.080% due 03/21/33 ~	174,555	174,315
SLM Student Loan Trust
2.886% (USD LIBOR + 0.400%) due 03/25/25 §	122,758	120,234
4.271% (USD LIBOR + 1.500%) due 04/25/23 §	23,783	24,071
4.471% (USD LIBOR + 1.700%) due 07/25/23 §	37,231	37,738
SMB Private Education Loan Trust
3.050% due 05/15/26 ~	83,531	83,754
3.484% (USD LIBOR + 1.000%) due 06/15/27 § ~	83,120	83,639
3.634% (USD LIBOR + 1.150%) due 05/15/26 § ~	177,503	178,788
3.984% (USD LIBOR + 1.500%) due 04/15/32 § ~	225,000	229,136
Synchrony Credit Card Master Note Trust
2.620% due 09/15/23	85,000	84,502
3.360% due 03/15/24	780,000	779,311
Towd Point Mortgage Trust
2.250% due 07/25/56 § ~	54,720	53,849
2.750% due 02/25/55 § ~	35,915	35,691
2.750% due 04/25/55 § ~	60,923	60,536
2.750% due 05/25/55 § ~	58,757	58,335
2.750% due 08/25/55 § ~	50,669	50,139
2.750% due 10/25/56 § ~	62,157	61,635
2.750% due 04/25/57 § ~	135,292	134,085
3.000% due 01/25/58 § ~	93,609	92,883
3.750% due 05/25/58 § ~	120,191	121,905
Toyota Auto Receivables Owner Trust 3.000% due 05/15/24	1,085,000	1,099,738

	Principal Amount	Value
Verizon Owner Trust
2.360% due 05/20/21 ~	$125,000	$124,269
2.530% due 04/20/22 ~	120,000	119,274
2.650% due 09/20/21 ~	100,000	99,687
Volvo Financial Equipment LLC
1.670% due 02/18/20 ~	2,905	2,903
3.060% due 12/15/25 ~	265,000	264,479
Wheels SPV LLC 1.590% due 05/20/25 ~	6,979	6,973
World Omni Automobile Lease Securitization Trust 2.320% due 08/15/22	55,000	54,831

Total Asset-Backed Securities (Cost $25,238,707)		25,314,646

U.S. GOVERNMENT AGENCY ISSUES - 0.5%

Federal Home Loan Banks 2.625% due 05/28/20	830,000	831,959

Total U.S. Government Agency Issues (Cost $829,827)		831,959

U.S. TREASURY OBLIGATIONS - 11.4%

U.S. Treasury Notes - 11.4%

2.375% due 03/15/22	3,815,000	3,833,255
2.500% due 12/31/20	7,145,000	7,168,445
2.625% due 12/15/21	4,505,000	4,552,250
2.875% due 10/31/20	1,200,000	1,210,031
2.875% due 10/15/21	935,000	949,555

		17,713,536

Total U.S. Treasury Obligations (Cost $17,627,198)		17,713,536

MUNICIPAL BONDS - 0.1%

State Board of Administration Finance Corp FL ‘A’ 2.163% due 07/01/19	150,000	149,846

Total Municipal Bonds (Cost $150,000)		149,846

	Shares
SHORT-TERM INVESTMENT - 0.2%

Money Market Fund - 0.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	228,015	228,015

Total Short-Term Investment (Cost $228,015)		228,015

TOTAL INVESTMENTS - 100.3% (Cost $155,231,298)		155,858,761

DERIVATIVES - 0.1%
(See Notes (b) and (c) in Notes to Schedule of Investments)		79,225

OTHER ASSETS & LIABILITIES, NET - (0.4%)		(580,358)

NET ASSETS - 100.0%		$155,357,628

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SHORT DURATION BOND FUND

Schedule of Investments (Continued)

March 31, 2019

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	54.3%
Mortgage-Backed Securities	17.5%
Asset-Backed Securities	16.3%
U.S. Treasury Obligations	11.4%
Others (each less than 3.0%)	0.8%

	100.3%

Derivatives	0.1%
Other Assets & Liabilities, Net	(0.4%	)

	100.0%

(b)	Open futures contracts outstanding as of March 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	06/19	165	$35,045,334	$35,160,469	$115,135
U.S. Treasury 5-Year Notes	06/19	34	3,903,673	3,938,156	34,483
U.S. Treasury Ultra 10-Year Notes	06/19	2	259,612	265,563	5,951

					155,569

Short Futures Outstanding
U.S. Treasury 10-Year Notes	06/19	52	6,381,192	6,459,375	(78,183)

Total Futures Contracts					$77,386

(c)	Forward foreign currency contracts outstanding as of March 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
EUR	203,245	USD	229,559	05/19	HSB	$—	($482)
USD	46,600	EUR	41,000	05/19	BNP	389	—
USD	46,747	EUR	41,000	05/19	CIT	536	—
USD	91,266	EUR	80,245	05/19	SSB	822	—
USD	46,784	EUR	41,000	05/19	UBS	574	—

Total Forward Foreign Currency Contracts						$2,321	($482)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$84,372,241	$—	$84,372,241	$—
	Mortgage-Backed Securities	27,248,518	—	27,248,518	—
	Asset-Backed Securities	25,314,646	—	25,314,646	—
	U.S. Government Agency Issues	831,959	—	831,959	—
	U.S. Treasury Obligations	17,713,536	—	17,713,536	—
	Municipal Bonds	149,846	—	149,846	—
	Short-Term Investment	228,015	228,015	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,321	—	2,321	—
	Interest Rate Contracts
	Futures	155,569	155,569	—	—

	Total Assets - Derivatives	157,890	155,569	2,321	—

	Total Assets	156,016,651	383,584	155,633,067	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(482)	—	(482)	—
	Interest Rate Contracts
	Futures	(78,183)	(78,183)	—	—

	Total Liabilities - Derivatives	(78,665)	(78,183)	(482)	—

	Total	$155,937,986	$305,401	$155,632,585	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments

March 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 20.0%

Argentina - 0.5%

Rio Energy SA 6.875% due 02/01/25 ~	$150,000	$114,180
YPF SA
6.950% due 07/21/27 ~	80,000	71,340
7.000% due 12/15/47 ~	30,000	23,940
8.500% due 07/28/25 ~	160,000	157,600

		367,060

Azerbaijan - 0.8%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	220,000	247,225
State Oil Co of the Azerbaijan Republic 6.950% due 03/18/30 ~	270,000	304,627

		551,852

Brazil - 1.8%

Gol Finance Inc 7.000% due 01/31/25 ~	90,000	83,813
Petrobras Global Finance BV
6.850% due 06/05/15	210,000	203,899
6.875% due 01/20/40	240,000	245,580
8.750% due 05/23/26	210,000	248,850
Rumo Luxembourg Sarl 5.875% due 01/18/25 ~	200,000	202,625
Vale Overseas Ltd
6.875% due 11/21/36	120,000	137,700
6.875% due 11/10/39	120,000	138,000

		1,260,467

Chile - 1.5%

Corp Nacional del Cobre de Chile
4.375% due 02/05/49 ~	246,000	250,071
4.875% due 11/04/44 ~	200,000	219,421
5.625% due 10/18/43 ~	200,000	241,698
Empresa Nacional del Petroleo 4.500% due 09/14/47 ~	200,000	190,502
VTR Finance BV 6.875% due 01/15/24 ~	180,000	185,175

		1,086,867

China - 1.4%

Amber Circle Funding Ltd 3.250% due 12/04/22 ~	200,000	200,103
China Evergrande Group 7.500% due 06/28/23 ~	200,000	189,145
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	100,000	102,163
6.300% due 11/12/40 ~	100,000	127,224
Sunac China Holdings Ltd 7.950% due 08/08/22 ~	200,000	204,542
Yuzhou Properties Co Ltd 6.375% due 03/06/21 ~	200,000	200,720

		1,023,897

Colombia - 0.4%

Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 336,000,000	107,265
Millicom International Cellular SA 5.125% due 01/15/28 ~	$200,000	192,250

		299,515

Georgia - 0.3%

Georgian Railway JSC 7.750% due 07/11/22 ~	200,000	214,578

	Principal Amount	Value
Indonesia - 0.9%

P.T. Pertamina Persero 6.000% due 05/03/42 ~	$200,000	$217,685
P.T. Perusahaan Listrik Negara 5.500% due 11/22/21 ~	430,000	453,113

		670,798

Israel - 0.3%

Teva Pharmaceutical Finance Netherlands III BV 6.750% due 03/01/28	200,000	201,962

Jamaica - 0.2%

Digicel Ltd 6.000% due 04/15/21 ~	200,000	168,042

Kazakhstan - 0.9%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	220,000	221,986
Halyk Savings Bank of Kazakhstan JSC 5.500% due 12/21/22 ~	66,249	66,481
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	300,000	344,626

		633,093

Luxembourg - 0.3%

Altice Financing SA 7.500% due 05/15/26 ~	200,000	197,900

Malaysia - 0.4%

Wakala Global Sukuk Bhd 4.646% due 07/06/21 ~	250,000	259,768

Mexico - 3.2%

Axtel SAB de CV 6.375% due 11/14/24 ~	200,000	200,690
BBVA Bancomer SA 5.125% due 01/18/33 ~	200,000	184,650
Comision Federal de Electricidad
5.750% due 02/14/42 ~	200,000	203,000
8.180% due 12/23/27 ~	MXN 950,000	44,538
Mexichem SAB de CV 6.750% due 09/19/42 ~	$200,000	216,752
Petroleos Mexicanos
5.500% due 06/27/44	45,000	36,900
5.625% due 01/23/46	351,000	291,109
6.000% due 03/05/20	50,000	51,210
6.350% due 02/12/48	131,000	116,151
6.375% due 01/23/45	53,000	47,014
6.500% due 06/02/41	115,000	104,384
6.750% due 09/21/47	498,000	459,425
6.875% due 08/04/26	192,000	200,602
7.190% due 09/12/24 ~	MXN 3,170,000	137,593

		2,294,018

Morocco - 0.3%

OCP SA 6.875% due 04/25/44 ~	$200,000	218,383

Pakistan - 0.5%

The Second Pakistan International Sukuk Co Ltd 6.750% due 12/03/19 ~	350,000	353,938

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Paraguay - 0.3%

Telefonica Celular del Paraguay SA 5.875% due 04/15/27 ~	$200,000	$203,400

Peru - 0.3%

Banco de Credito del Peru 4.850% due 10/30/20 ~	PEN 358,000	107,908
Patrimonio EN Fideicomiso 5.750% due 04/03/28 ~	$75,000	78,262

		186,170

Philippines - 0.4%

Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	230,000	277,538

Russia - 0.6%

Credit Bank of Moscow 5.875% due 11/07/21 ~	200,000	198,051
SCF Capital Designated Activity Co 5.375% due 06/16/23 ~	232,000	234,582

		432,633

Singapore - 0.2%

Puma International Financing SA 5.125% due 10/06/24 ~	200,000	181,162

South Africa - 1.1%

Absa Group Ltd 6.250% due 04/25/28 ~	200,000	200,145
Eskom Holdings SOC Ltd
6.750% due 08/06/23 ~	200,000	197,880
7.125% due 02/11/25 ~	200,000	198,256
MTN Mauritius Investments Ltd 4.755% due 11/11/24 ~	200,000	190,447

		786,728

Ukraine - 0.6%

Metinvest BV 7.750% due 04/23/23 ~	200,000	196,223
Ukreximbank 9.750% due 01/22/25 ~	200,000	202,250

		398,473

United Kingdom - 0.7%

Standard Chartered Bank
6.625% due 05/17/33 ~	IDR 270,000,000	16,658
7.590% due 01/13/26 ~	INR 17,870,000	262,149
8.125% due 05/17/24 ~	IDR 369,000,000	27,053
8.250% due 05/19/36 ~	980,000,000	70,241
8.375% due 03/17/34 ~	810,000,000	58,529
9.000% due 03/20/29 ~	311,000,000	23,815
11.000% due 09/17/25 ~	432,000,000	35,730
12.800% due 06/17/21 ~	157,000,000	12,377

		506,552

Venezuela - 2.1%

Petroleos de Venezuela SA
5.375% due 04/12/27 * Y ~	$113,000	26,725
8.500% due 10/27/20 Y ~	1,460,500	1,307,148
9.000% due 11/17/21 * Y ~	239,354	65,774
9.750% due 05/17/35 * Y ~	306,278	87,871
12.750% due 02/17/22 * Y ~	117,000	32,877

		1,520,395

Total Corporate Bonds & Notes (Cost $14,313,343)		14,295,189

	Principal Amount	Value
SENIOR LOAN NOTES - 0.8%

United Arab Emirates - 0.8%

Dubai World Corp Term B1 2.000% Cash or 1.750% PIK due 09/30/22	$651,462	$609,117

Total Senior Loan Notes (Cost $603,570)		609,117

FOREIGN GOVERNMENT BONDS & NOTES - 73.9%

Angola - 0.4%

Angolan Government 8.250% due 05/09/28 ~	279,000	291,823

Argentina - 2.3%

Argentina Bonar 47.623% (ARS Deposit + 3.250%) due 03/01/20 §	ARS 470,000	10,719
44.503% (ARS Deposit + 2.000%) due 04/03/22 §	4,931,267	110,593
Argentina POM Politica Monetaria 54.196% (ARS Reference + 0.000%) due 06/21/20 §	2,443,250	63,341
Argentine Republic Government
3.750% due 12/31/38 §	$442,217	257,039
5.875% due 01/11/28	228,000	175,588
6.875% due 04/22/21	210,000	192,255
6.875% due 01/11/48	319,000	235,661
7.500% due 04/22/26	252,000	214,483
7.625% due 04/22/46	194,000	153,503
8.280% due 12/31/33	56,080	45,635
8.280% due 12/31/33	112,160	93,373
Autonomous City of Buenos Aires Argentina 52.792% (ARS Deposit +3.250%) due 03/29/24 §	ARS 2,641,873	54,173
Provincia de Buenos Aires Argentina 45.741% (ARS Deposit + 3.750%) due 04/12/25 § ~	3,263,000	66,441

		1,672,804

Bahrain - 0.6%

Bahrain Government
7.000% due 10/12/28 ~	$200,000	215,202
7.500% due 09/20/47 ~	200,000	213,646

		428,848

Belarus - 1.2%

Republic of Belarus
6.200% due 02/28/30 ~	200,000	196,139
6.875% due 02/28/23 ~	460,000	483,345
7.625% due 06/29/27 ~	200,000	215,394

		894,878

Brazil - 8.3%

Brazil Letras do Tesouro Nacional
6.530% due 01/01/20	BRL 2,906,000	707,539
7.389% due 07/01/21	10,575,000	2,299,877
7.687% due 01/01/22	400,000	83,282
Brazil Notas do Tesouro Nacional ‘F’
10.000% due 01/01/27	5,307,000	1,439,368
10.000% due 01/01/29	1,183,000	322,344
Brazilian Government
2.625% due 01/05/23	$200,000	194,650
4.250% due 01/07/25	200,000	203,852
4.625% due 01/13/28	200,000	201,952

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
5.625% due 02/21/47	$200,000	$199,125
7.125% due 01/20/37	100,000	117,625
8.250% due 01/20/34	110,000	140,662

		5,910,276

Chile - 2.9%

Bonos de la Tesoreria de la Republica en pesos
4.500% due 03/01/21	CLP 1,185,000,000	1,778,025
4.500% due 03/01/26	50,000,000	76,010
5.000% due 03/01/35	145,000,000	230,263

		2,084,298

Colombia - 2.8%

Colombia Government
3.875% due 04/25/27	$200,000	203,352
5.625% due 02/26/44	200,000	225,940
6.125% due 01/18/41	183,000	216,674
7.375% due 09/18/37	110,000	144,238
8.125% due 05/21/24	185,000	224,312
Colombian TES
6.000% due 04/28/28	COP 463,100,000	141,409
6.250% due 11/26/25	461,200,000	146,683
7.000% due 06/30/32	510,000,000	163,254
7.250% due 10/18/34	262,300,000	85,042
7.750% due 09/18/30	820,700,000	280,578
10.000% due 07/24/24	376,700,000	141,006

		1,972,488

Croatia - 1.0%

Croatia Government
6.000% due 01/26/24 ~	$310,000	347,772
6.375% due 03/24/21 ~	200,000	212,373
6.625% due 07/14/20 ~	160,000	167,436

		727,581

Dominican Republic - 1.8%

Dominican Republic
5.500% due 01/27/25 ~	290,000	299,065
5.875% due 04/18/24 ~	120,000	126,001
6.600% due 01/28/24 ~	100,000	108,126
6.850% due 01/27/45 ~	270,000	289,913
6.875% due 01/29/26 ~	290,000	319,365
7.450% due 04/30/44 ~	130,000	147,063

		1,289,533

Ecuador - 7.4%

Ecuador Government
7.875% due 01/23/28 ~	370,000	353,258
7.950% due 06/20/24 ~	368,000	367,540
8.750% due 06/02/23 ~	458,000	481,473
8.875% due 10/23/27 ~	490,000	491,837
9.625% due 06/02/27 ~	250,000	260,938
9.650% due 12/13/26 ~	652,000	685,415
10.500% due 03/24/20 ~	1,159,000	1,220,137
10.750% due 03/28/22 ~	1,094,000	1,226,647
10.750% due 01/31/29 ~	200,000	221,050

		5,308,295

Egypt - 1.2%

Egypt Government
6.588% due 02/21/28 ~	200,000	196,427
7.500% due 01/31/27 ~	450,000	472,334
8.500% due 01/31/47 ~	200,000	204,658

		873,419

El Salvador - 1.0%

El Salvador Government
5.875% due 01/30/25 ~	102,000	99,451
6.375% due 01/18/27 ~	103,000	101,327
7.625% due 02/01/41 ~	150,000	154,314

	Principal Amount	Value
7.650% due 06/15/35 ~	$55,000	$57,407
8.250% due 04/10/32 ~	113,000	122,181
8.625% due 02/28/29 ~	171,000	190,453

		725,133

Gabon - 0.3%

Gabon Government 6.375% due 12/12/24 ~	200,000	192,154

Ghana - 1.0%

Ghana Government
7.875% due 03/26/27 ~	310,000	313,575
8.125% due 03/26/32 ~	200,000	199,560
8.627% due 06/16/49 ~	200,000	195,630

		708,765

Hungary - 1.2%

Hungary Government
5.375% due 02/21/23	318,000	343,667
5.375% due 03/25/24	174,000	190,986
5.750% due 11/22/23	266,000	294,624
7.625% due 03/29/41	30,000	44,649

		873,926

India - 1.6%

Export-Import Bank of India 4.000% due 01/14/23 ~	200,000	203,598
India Government
7.170% due 01/08/28	INR 30,000,000	425,805
7.350% due 06/22/24	10,000,000	146,748
7.370% due 04/16/23	23,650,000	349,099
7.720% due 05/25/25	4,000,000	59,355

		1,184,605

Indonesia - 6.0%

Indonesia Government
5.125% due 01/15/45 ~	$200,000	213,256
5.250% due 01/17/42 ~	200,000	215,647
5.250% due 01/08/47 ~	200,000	217,021
5.950% due 01/08/46 ~	200,000	236,152
6.625% due 02/17/37 ~	100,000	122,602
8.500% due 10/12/35 ~	100,000	142,597
Indonesia Treasury
5.625% due 05/15/23	IDR 5,329,000,000	356,033
6.125% due 05/15/28	5,180,000,000	330,189
6.625% due 05/15/33	3,646,000,000	224,943
7.000% due 05/15/27	298,000,000	20,196
7.500% due 08/15/32	4,001,000,000	269,756
7.500% due 05/15/38	689,000,000	45,685
8.250% due 07/15/21	3,687,000,000	267,517
8.250% due 05/15/29	5,146,000,000	378,397
8.250% due 05/15/36	958,000,000	68,664
8.375% due 03/15/24	5,581,000,000	411,379
8.375% due 09/15/26	7,369,000,000	544,266
Perusahaan Penerbit SBSN Indonesia III 4.550% due 03/29/26 ~	$200,000	208,250

		4,272,550

Ivory Coast - 0.8%

Ivory Coast Government 5.750% due 12/31/32 § ~	639,835	607,968

Jamaica - 0.3%

Jamaica Government 7.875% due 07/28/45	200,000	240,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value

Kazakhstan - 0.4%

Kazakhstan Government 6.500% due 07/21/45 ~	$230,000	$295,782

Kenya - 0.3%

Kenya Government 8.250% due 02/28/48 ~	200,000	203,126

Lebanon - 2.0%

Lebanon Government
5.450% due 11/28/19 ~	156,000	152,701
6.000% due 01/27/23 ~	60,000	51,403
6.100% due 10/04/22 ~	469,000	408,537
6.375% due 03/09/20	145,000	140,388
6.600% due 11/27/26 ~	99,000	79,664
6.850% due 03/23/27 ~	117,000	94,589
7.000% due 03/23/32 ~	150,000	117,332
7.250% due 03/23/37 ~	53,000	40,945
8.250% due 04/12/21 ~	395,000	370,806

		1,456,365

Malaysia - 1.3%

Malaysia Government
3.659% due 10/15/20	MYR 3,000,000	738,268
4.181% due 07/15/24	217,000	54,446
4.232% due 06/30/31	201,000	50,239
4.498% due 04/15/30	194,000	49,903
4.642% due 11/07/33	180,000	46,645

		939,501

Mexico - 1.3%

Mexican Bonos
6.500% due 06/09/22	MXN 7,750,000	384,908
7.500% due 06/03/27	690,000	34,456
8.500% due 05/31/29	720,000	38,161
10.000% due 12/05/24	1,850,000	104,724
Mexico Government
4.750% due 03/08/44	$68,000	66,946
5.550% due 01/21/45	94,000	103,189
5.750% due 10/12/10	112,000	115,052
6.050% due 01/11/40	60,000	68,550

		915,986

Morocco - 0.5%

Morocco Government 4.250% due 12/11/22 ~	320,000	327,056

Nigeria - 0.6%

Nigeria Government
6.500% due 11/28/27 ~	200,000	198,159
9.248% due 01/21/49 ~	200,000	222,313

		420,472

Oman - 0.5%

Oman Government
6.500% due 03/08/47 ~	200,000	175,586
6.750% due 01/17/48 ~	200,000	178,185

		353,771

Pakistan - 1.2%

Pakistan Government
6.875% due 12/05/27 ~	200,000	198,000
7.250% due 04/15/19 ~	230,000	229,816
8.250% due 04/15/24 ~	200,000	214,000
8.250% due 09/30/25 ~	200,000	214,500

		856,316

	Principal Amount	Value
Panama - 1.0%

Panama Government
4.300% due 04/29/53	$200,000	$204,810
6.700% due 01/26/36	120,000	157,200
7.125% due 01/29/26	100,000	122,375
8.875% due 09/30/27	70,000	97,202
9.375% due 04/01/29	70,000	102,480

		684,067

Paraguay - 0.3%

Paraguay Government 4.625% due 01/25/23 ~	200,000	206,837

Peru - 2.4%

Fondo MIVIVIENDA SA 7.000% due 02/14/24 ~	PEN 236,000	76,932
Peruvian Government
5.625% due 11/18/50	$317,000	407,503
5.940% due 02/12/29 ~	PEN 423,000	134,381
6.150% due 08/12/32 ~	128,000	40,649
6.900% due 08/12/37 ~	1,018,000	344,749
7.350% due 07/21/25	$278,000	350,558
8.750% due 11/21/33	230,000	361,100

		1,715,872

Philippines - 1.0%

Philippine Government
6.375% due 10/23/34	130,000	173,616
7.750% due 01/14/31	170,000	239,400
9.500% due 02/02/30	170,000	262,568
10.625% due 03/16/25	46,000	65,493

		741,077

Qatar - 1.0%

Qatar Government
4.000% due 03/14/29 ~	200,000	206,436
4.817% due 03/14/49 ~	200,000	210,806
5.103% due 04/23/48 ~	246,000	269,985

		687,227

Romania - 0.5%

Romanian Government
4.375% due 08/22/23 ~	302,000	313,455
6.125% due 01/22/44 ~	38,000	43,630

		357,085

Russia - 2.1%

Russia Federal
7.050% due 01/19/28	RUB 15,890,000	226,036
7.500% due 08/18/21	31,429,000	477,554
7.750% due 09/16/26	19,402,000	290,372
8.500% due 09/17/31	7,410,000	115,093
Russia Foreign
4.375% due 03/21/29 ~	$200,000	198,010
5.250% due 06/23/47 ~	200,000	201,190

		1,508,255

Saudi Arabia - 0.6%

Saudi Government
4.375% due 04/16/29 ~	200,000	208,775
5.250% due 01/16/50 ~	200,000	213,773

		422,548

Senegal - 0.3%

Senegal Government 6.250% due 05/23/33 ~	200,000	192,551

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value

South Africa - 4.8%

Republic of South Africa Government
4.300% due 10/12/28	$424,000	$396,631
4.875% due 04/14/26	200,000	198,615
5.000% due 10/12/46	200,000	178,396
5.650% due 09/27/47	230,000	219,729
6.250% due 03/31/36	ZAR 650,000	32,739
6.500% due 02/28/41	3,572,000	175,410
7.000% due 02/28/31	8,370,000	486,436
8.000% due 01/31/30	3,325,000	212,570
8.250% due 03/31/32	3,313,000	210,798
8.500% due 01/31/37	470,000	29,270
8.750% due 01/31/44	5,729,000	359,723
8.750% due 02/28/48	4,695,000	293,894
8.875% due 02/28/35	5,209,000	340,268
9.000% due 01/31/40	2,272,760	146,736
10.500% due 12/21/26	2,117,000	161,965

		3,443,180

Sri Lanka - 0.6%

Sri Lanka Government
6.200% due 05/11/27 ~	$200,000	192,453
7.850% due 03/14/29 ~	200,000	209,261

		401,714

Suriname - 0.3%

Republic of Suriname 9.250% due 10/26/26 ~	200,000	197,300

Thailand - 2.0%

Thailand Government
1.875% due 06/17/22	THB 17,766,000	559,900
2.000% due 12/17/22	5,000	158
2.125% due 12/17/26	2,461,000	76,480
2.400% due 12/17/23	4,756,000	152,051
2.875% due 12/17/28	2,311,000	75,590
2.875% due 06/17/46	333,000	9,857
3.300% due 06/17/38	4,126,000	136,557
3.400% due 06/17/36	3,290,000	111,632
3.775% due 06/25/32	6,951,000	244,491
4.875% due 06/22/29	1,138,000	43,271

		1,409,987

Turkey - 1.5%

Turkey Government
3.000% due 02/23/22 ^ ~	TRY 354,379	59,810
4.875% due 04/16/43	$200,000	148,623
5.750% due 03/22/24	200,000	189,688
6.125% due 10/24/28	200,000	182,359
6.250% due 09/26/22	200,000	197,792
7.000% due 06/05/20	42,000	42,478
7.375% due 02/05/25	130,000	130,813
8.000% due 03/12/25	TRY 90,000	9,766
10.700% due 08/17/22	920,000	122,436

		1,083,765

Ukraine - 2.1%

Ukraine Government
7.375% due 09/25/32 ~	$600,000	536,244
7.750% due 09/01/22 ~	114,000	113,104
7.750% due 09/01/23 ~	114,000	111,206
7.750% due 09/01/25 ~	310,000	296,157
7.750% due 09/01/26 ~	100,000	94,233
7.750% due 09/01/27 ~	126,000	117,873
9.750% due 11/01/28 ~	200,000	206,650

		1,475,467

	Principal Amount	Value
Uruguay - 1.1%

Uruguay Government
4.125% due 11/20/45	$108,548	$106,377
4.975% due 04/20/55	248,082	259,246
5.100% due 06/18/50	90,000	95,963
7.625% due 03/21/36	82,000	113,262
7.875% due 01/15/33	133,000	185,119
8.500% due 03/15/28 ~	UYU 1,208,000	31,568
9.875% due 06/20/22 ~	725,000	21,557

		813,092

Venezuela - 1.3%

Venezuela Government
7.750% due 10/13/19 * Y ~	$85,000	24,756
8.250% due 10/13/24 * Y ~	166,100	50,038
9.000% due 05/07/23 * Y ~	73,000	22,174
9.250% due 09/15/27 * Y	252,000	80,640
9.250% due 05/07/28 * Y ~	121,000	36,149
11.750% due 10/21/26 * Y ~	768,700	244,062
11.950% due 08/05/31 * Y ~	1,255,900	389,329
12.750% due 08/23/22 * Y ~	211,000	63,827

		910,975

Vietnam - 0.5%

Vietnam Government
4.800% due 11/19/24 ~	200,000	209,766
6.750% due 01/29/20 ~	180,000	185,286

		395,052

Zambia - 0.3%

Zambia Government 8.970% due 07/30/27 ~	307,000	225,492

Total Foreign Government Bonds & Notes (Cost $53,823,762)		52,899,262

SHORT-TERM INVESTMENTS - 3.9%

Foreign Government Issues - 0.6%

Argentina Treasury Bill (Argentina) 1.860% due 07/31/20	ARS 1,966,404	44,243
Egypt Treasury Bills (Egypt)
14.466% due 07/16/19	EGP 1,650,000	91,513
14.818% due 07/30/19	800,000	44,096
15.087% due 08/13/19	1,150,000	62,998
15.758% due 10/22/19	3,775,000	200,644

		443,494

	Shares
Money Market Fund - 3.3%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	2,317,924	2,317,924

Total Short-Term Investments (Cost $2,753,063)		2,761,418

TOTAL INVESTMENTS - 98.6% (Cost $71,493,738)		70,564,986

DERIVATIVES - (0.1%) (See Notes (d) and (e) in Notes to Schedule of Investments)		(75,996)

OTHER ASSETS & LIABILITIES, NET - 1.5%		1,109,736

NET ASSETS - 100.0%		$71,598,726

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2019

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	73.9%
Corporate Bonds & Notes	20.0%
Short-Term Investments	3.9%
Others (each less than 3.0%)	0.8%

	98.6%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	1.5%

	100.0%

(b)	As of March 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	10.1%
Ecuador	7.4%
Indonesia	6.9%
South Africa	5.9%
Mexico	4.5%
Chile	4.4%
Venezuela	3.4%
United States (Includes Short-Term Investments)	3.3%
Colombia	3.2%
Others (each less than 3.0%)	49.5%

	98.6%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	1.5%

	100.0%

(c)	Investments with a total aggregate value of $2,431,370 or 3.4% of the Fund’s net assets were in default as of March 31, 2019.

(d)	Forward foreign currency contracts outstanding as of March 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
ARS	1,865,250	USD	45,405	04/19	BNP	$ —	($3,694)
ARS	8,633,100	USD	210,000	04/19	GSC	—	(14,718)
ARS	2,167,500	USD	50,898	04/19	HSB	—	(2,917)
BRL	8,959,694	USD	2,396,537	04/19	MER	—	(108,752)
BRL	1,426,515	USD	366,069	05/19	MER	—	(2,549)
CLP	651,485,570	USD	966,854	04/19	CSF	—	(9,456)
CNH	298,272	USD	44,091	04/19	BNP	273	—
CNH	3,663,769	USD	540,909	04/19	HSB	4,025	—
CNH	4,537,023	USD	675,403	05/19	BNP	—	(649)
CNY	11,614,679	USD	1,736,255	04/19	BNP	—	(7,923)
COP	2,687,054,600	USD	857,448	04/19	CSF	—	(16,189)
CZK	21,926,870	USD	965,004	04/19	BRC	—	(11,285)
CZK	1,877,650	USD	81,740	04/19	JPM	—	(71)
CZK	5,759,531	USD	255,954	05/19	MER	—	(5,230)
CZK	7,167,339	USD	316,001	07/19	SCB	—	(3,498)
HUF	134,610,000	USD	482,655	04/19	BNP	—	(11,488)
HUF	145,840,808	USD	524,966	05/19	HSB	—	(13,272)
HUF	145,840,808	USD	532,212	06/19	MER	—	(19,541)
ILS	1,043,585	USD	284,394	04/19	SCB	3,481	—
INR	23,199,901	USD	323,646	04/19	BNP	9,091	—
INR	12,324,721	USD	170,302	04/19	SCB	6,462	—
INR	11,521,655	USD	163,000	05/19	ANZ	1,568	—
INR	15,650,115	USD	221,000	05/19	BRC	2,537	—
KRW	2,117,540,107	USD	1,879,601	04/19	BNP	—	(16,367)
MXN	51,350,298	USD	2,639,643	04/19	BSC	—	(7,320)
MXN	4,125,184	USD	213,589	04/19	HSB	—	(2,123)
PEN	292,586	USD	87,423	04/19	CSF	606	—
PHP	17,313,683	USD	328,284	04/19	HSB	—	(712)
PLN	1,088,447	USD	288,629	04/19	GSC	—	(4,856)
PLN	157,806	USD	42,590	04/19	MER	—	(1,448)
PLN	5,443,328	USD	1,429,770	05/19	DUB	—	(9,134)
PLN	5,665,505	USD	1,489,237	05/19	HSB	—	(10,616)
RON	1,211,068	USD	288,514	04/19	BNP	—	(4,275)
RON	189,399	USD	45,000	04/19	CIT	—	(548)
RON	1,179,049	USD	280,086	05/19	BNP	—	(3,677)
RON	1,323,034	USD	314,148	06/19	JPM	—	(4,275)
RUB	1,949,640	USD	29,370	04/19	CSF	193	—
RUB	42,324,013	USD	631,623	04/19	GSC	10,142	—
RUB	17,756,860	USD	266,238	04/19	MSC	3,011	—
RUB	86,540,448	USD	1,310,127	05/19	HSB	—	(3,070)
SGD	1,948,810	USD	1,436,711	04/19	HSB	2,116	—
THB	9,724,100	USD	312,120	04/19	CIT	—	(5,464)
THB	22,166,000	USD	711,304	04/19	GSC	—	(12,284)
TRY	8,115,238	USD	1,435,436	04/19	JPM	—	(30,666)
TRY	61,720	USD	10,845	05/19	JPM	—	(425)
TWD	34,480,508	USD	1,123,766	04/19	HSB	—	(5,419)
USD	76,520	ARS	3,219,196	04/19	BNP	3,236	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	286,740	ARS	12,436,765	04/19	CSF	$7,218	$—
USD	30,000	BRL	115,365	04/19	BSC	543	—
USD	695,000	BRL	2,700,353	04/19	DUB	5,487	—
USD	60,000	BRL	225,577	04/19	JPM	2,401	—
USD	411,713	BRL	1,594,460	04/19	MER	4,581	—
USD	1,230,910	BRL	4,323,939	04/19	SCB	126,827	—
USD	108,010	BRL	421,887	05/19	BNP	500	—
USD	138,720	BRL	546,161	05/19	DUB	—	(459)
USD	105,000	BRL	406,844	05/19	GSC	1,324	—
USD	130,090	BRL	509,615	05/19	MER	224	—
USD	1,491,794	BRL	5,918,246	12/19	BNP	10,921	—
USD	44,000	CLP	28,821,320	04/19	CIT	1,645	—
USD	533,000	CLP	352,837,249	04/19	CSF	14,484	—
USD	1,713,488	CLP	1,141,165,586	04/19	GSC	36,474	—
USD	36,000	CLP	24,439,320	04/19	JPM	85	—
USD	270,000	CNH	1,819,470	04/19	HSB	—	(621)
USD	274,740	CNH	1,853,149	04/19	SCB	—	(890)
USD	36,000	CNY	241,614	04/19	BRC	46	—
USD	30,000	COP	93,360,432	04/19	BNP	771	—
USD	425,000	COP	1,348,206,250	04/19	DUB	2,906	—
USD	87,000	COP	273,180,000	04/19	HSB	1,473	—
USD	44,000	COP	137,984,000	04/19	MER	800	—
USD	59,000	CZK	1,347,428	04/19	BNP	393	—
USD	81,000	CZK	1,832,893	04/19	CIT	1,277	—
USD	70,000	CZK	1,597,050	04/19	HSB	536	—
USD	21,000	CZK	473,803	05/19	HSB	374	—
USD	105,000	HUF	29,418,270	04/19	HSB	2,029	—
USD	44,000	HUF	12,147,713	04/19	JPM	1,480	—
USD	90,000	IDR	1,292,535,000	04/19	BNP	—	(279)
USD	498,386	IDR	7,059,606,800	04/19	JPM	5,297	—
USD	327,000	IDR	4,710,194,000	05/19	BNP	—	(195)
USD	249,997	IDR	3,581,661,230	05/19	GSC	1,195	—
USD	78,181	IDR	1,123,693,070	05/19	JPM	123	—
USD	151,458	IDR	2,181,000,000	05/19	SCB	—	(46)
USD	35,000	ILS	126,418	04/19	MER	127	—
USD	36,000	INR	2,493,936	04/19	BRC	231	—
USD	358,463	INR	24,812,417	04/19	GSC	2,598	—
USD	75,000	INR	5,257,500	04/19	HSB	—	(404)
USD	177,000	INR	12,792,144	05/19	DUB	—	(5,715)
USD	176,000	INR	12,689,600	05/19	GSC	—	(5,250)
USD	76,000	KRW	85,994,000	04/19	ANZ	333	—
USD	30,000	KRW	33,480,900	04/19	BRC	540	—
USD	36,000	KRW	40,744,482	04/19	GSC	149	—
USD	105,000	KRW	118,440,000	04/19	HSB	784	—
USD	119,000	MXN	2,291,135	04/19	BNP	1,552	—
USD	330,000	MXN	6,351,180	04/19	BSC	4,425	—
USD	546,710	MXN	10,707,781	04/19	DUB	—	(2,193)
USD	72,325	MXN	1,397,153	04/19	HSB	704	—
USD	520,000	MXN	10,163,950	04/19	MER	—	(1,025)
USD	89,329	MYR	363,693	04/19	DUB	210	—
USD	80,000	PEN	265,400	04/19	MER	151	—
USD	115,000	PLN	439,530	04/19	BNP	409	—
USD	55,000	PLN	209,603	04/19	CIT	354	—
USD	72,000	PLN	272,523	04/19	DUB	950	—
USD	268,006	PLN	1,010,678	05/19	SCB	4,233	—
USD	37,000	RON	154,505	04/19	BNP	738	—
USD	40,000	RON	169,256	04/19	HSB	275	—
USD	105,510	RON	434,965	04/19	ING	3,423	—
USD	135,000	RUB	8,978,580	04/19	GSC	—	(1,143)
USD	597,152	RUB	39,019,824	04/19	HSB	5,489	—
USD	295,270	RUB	19,470,626	04/19	MSC	34	—
USD	55,000	RUB	3,623,769	04/19	SCB	52	—
USD	115,000	SGD	155,681	04/19	BNP	59	—
USD	55,000	SGD	74,795	04/19	HSB	—	(222)
USD	160,000	THB	5,064,640	04/19	BNP	283	—
USD	60,000	THB	1,875,438	04/19	MSC	857	—
USD	41,672	TRY	245,093	04/19	BNP	—	(754)
USD	50,000	TRY	295,350	04/19	BRC	—	(1,126)
USD	96,000	TRY	540,797	04/19	HSB	2,387	—
USD	95,000	TRY	531,440	04/19	MER	3,006	—
USD	90,000	TWD	2,775,600	04/19	HSB	—	(24)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	37,000	TWD	1,137,565	04/19	SCB	$104	$—
USD	86,000	ZAR	1,234,683	04/19	BNP	746	—
USD	346,564	ZAR	4,832,252	04/19	HSB	12,902	—
USD	333,086	ZAR	4,732,463	04/19	MER	6,313	—
USD	151,618	ZAR	2,204,134	05/19	DUB	18	—
ZAR	845,714	USD	59,148	04/19	BRC	—	(752)
ZAR	770,426	USD	54,430	04/19	CIT	—	(1,233)
ZAR	1,756,342	USD	124,000	04/19	GSC	—	(2,726)
ZAR	1,531,567	USD	114,157	04/19	HSB	—	(8,404)
ZAR	2,510,776	USD	177,000	04/19	MER	—	(3,633)

Total Forward Foreign Currency Contracts						$332,591	($391,005)

(e)	Swap agreements outstanding as of March 31, 2019 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.400%	6-Month PLN-WIBOR	A / S	LCH	03/26/23	PLN 1,060,000	$5,586	$—	$5,586
8.156%	28-Day MXN-TIIE	L / L	CME	12/13/23	MXN 52,000,000	37,630	—	37,630

						$43,216	$—	$43,216

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.069%	6-Month CZK-PRIBOR	A / S	LCH	09/19/23	CZK 20,000,000	($8,399)	$—	($8,399)
6.600%	6-Month INR-MIBOR	S / S	LCH	12/13/23	INR 66,000,000	(32,610)	—	(32,610)
8.255%	28-Day MXN-TIIE	L / L	CME	12/06/28	MXN 12,000,000	(7,111)	—	(7,111)
8.410%	28-Day MXN-TIIE	L / L	CME	12/06/28	11,000,000	(12,678)	—	(12,678)

						($60,798)	$—	($60,798)

Total Interest Rate Swaps						($17,582)	$—	($17,582)

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
Centrally Cleared Swap Agreements (1)
Assets	$—	$43,216
Liabilities	—	(60,798)

	$—	($17,582)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS DEBT FUND

Schedule of Investments (Continued)

March 31, 2019

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$14,295,189	$—	$14,295,189	$—
	Senior Loan Notes	609,117	—	609,117	—
	Foreign Government Bonds & Notes	52,899,262	—	52,899,262	—
	Short-Term Investments	2,761,418	2,317,924	443,494	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	332,591	—	332,591	—
	Interest Rate Contracts
	Swaps	43,216	—	43,216	—

	Total Assets - Derivatives	375,807	—	375,807	—

	Total Assets	70,940,793	2,317,924	68,622,869	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(391,005)	—	(391,005)	—
	Interest Rate Contracts
	Swaps	(60,798)	—	(60,798)	—

	Total Liabilities - Derivatives	(451,803)	—	(451,803)	—

	Total Liabilities	(451,803)	—	(451,803)	—

	Total	$70,488,990	$2,317,924	$68,171,066	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF DEVELOPING GROWTH FUND

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 99.0%

Basic Materials - 0.5%

Codexis Inc *	3,577	$73,436

Communications - 17.1%

Acacia Communications Inc *	3,223	184,839
Anaplan Inc *	2,955	116,309
Cargurus Inc *	4,806	192,528
Etsy Inc *	5,730	385,171
Mimecast Ltd *	4,361	206,493
Okta Inc *	2,733	226,101
Quantenna Communications Inc *	1,059	25,765
RingCentral Inc ‘A’ *	1,619	174,528
Roku Inc *	3,279	211,528
The Trade Desk Inc ‘A’ *	1,469	290,789
Wix.com Ltd (Israel) *	1,413	170,733
World Wrestling Entertainment Inc ‘A’	2,603	225,888
Zscaler Inc *	3,807	270,031

		2,680,703

Consumer, Cyclical - 11.2%

BJ’s Wholesale Club Holdings Inc *	6,525	178,785
Dave & Buster’s Entertainment Inc	1,701	84,829
Fox Factory Holding Corp *	3,200	223,648
iRobot Corp *	2,588	304,582
Malibu Boats Inc ‘A’ *	4,317	170,867
Planet Fitness Inc ‘A’ *	6,100	419,192
RH *	769	79,169
YETI Holdings Inc *	9,591	290,128

		1,751,200

Consumer, Non-Cyclical - 40.0%

Agios Pharmaceuticals Inc *	1,042	70,272
Allogene Therapeutics Inc *	2,310	66,782
Amarin Corp PLC ADR (Ireland) *	5,489	113,952
Argenx SE ADR (Netherlands) *	1,562	195,000
Array BioPharma Inc *	5,352	130,482
Audentes Therapeutics Inc *	2,632	102,701
Blueprint Medicines Corp *	2,884	230,864
Bright Horizons Family Solutions Inc *	1,805	229,434
Calavo Growers Inc	1,457	122,169
CareDx Inc *	9,245	291,402
Chegg Inc *	8,515	324,592
Denali Therapeutics Inc *	6,181	143,523
Emergent BioSolutions Inc *	822	41,527
FibroGen Inc *	884	48,045
Glaukos Corp *	4,776	374,295
Grand Canyon Education Inc *	1,823	208,752
Guardant Health Inc *	1,935	148,414
GW Pharmaceuticals PLC ADR (United Kingdom) *	1,225	206,498
Haemonetics Corp *	465	40,678
Insperity Inc	2,726	337,097
Inspire Medical Systems Inc *	3,850	218,603
Insulet Corp *	918	87,293
Invitae Corp *	5,603	131,222
iRhythm Technologies Inc *	2,348	176,006
Masimo Corp *	1,325	183,221
Mirati Therapeutics Inc *	1,696	124,317
Myovant Sciences Ltd *	5,439	129,829
Nevro Corp *	1,334	83,388
Paylocity Holding Corp *	2,003	178,648
Penumbra Inc *	1,707	250,946
Repligen Corp *	3,412	201,581
Sage Therapeutics Inc *	892	141,873
Sarepta Therapeutics Inc *	559	66,627
Sprouts Farmers Market Inc *	1,978	42,606
Strategic Education Inc	809	106,230

	Shares	Value
Tactile Systems Technology Inc *	1,708	$90,046
Tandem Diabetes Care Inc *	6,139	389,827
Teladoc Health Inc *	1,303	72,447
uniQure NV (Netherlands) *	3,038	181,217

		6,282,406

Financial - 3.3%

CenterState Bank Corp	3,373	80,311
eHealth Inc *	2,536	158,094
Evercore Inc ‘A’	840	76,440
Noah Holdings Ltd ADR (China) *	855	41,433
Webster Financial Corp	1,607	81,427
Western Alliance Bancorp *	1,004	41,204
Wintrust Financial Corp	610	41,071

		519,980

Industrial - 8.7%

Aerovironment Inc *	1,839	125,806
Alarm.com Holdings Inc *	1,140	73,986
Axon Enterprise Inc *	2,943	160,129
Cactus Inc ‘A’ *	4,301	153,116
Chart Industries Inc *	2,377	215,166
Curtiss-Wright Corp	328	37,175
Generac Holdings Inc *	3,473	177,922
Novanta Inc *	945	80,070
NV5 Global Inc *	1,623	96,341
RBC Bearings Inc *	973	123,736
Trex Co Inc *	1,867	114,858

		1,358,305

Technology - 18.2%

Alteryx Inc ‘A’ *	2,882	241,713
Appian Corp *	3,081	106,079
Coupa Software Inc *	3,052	277,671
Elastic NV *	1,399	111,738
EPAM Systems Inc *	842	142,407
Everbridge Inc *	4,846	363,498
Five9 Inc *	5,828	307,893
HubSpot Inc *	939	156,071
Inphi Corp *	3,644	159,389
Monolithic Power Systems Inc	1,128	152,833
New Relic Inc *	2,237	220,792
Paycom Software Inc *	649	122,745
Semtech Corp *	2,982	151,814
Twilio Inc ‘A’ *	2,651	342,456

		2,857,099

Total Common Stocks (Cost $11,574,364)		15,523,129

SHORT-TERM INVESTMENT - 0.8%

Money Market Fund - 0.8%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	132,155	132,155

Total Short-Term Investment (Cost $132,155)		132,155

TOTAL INVESTMENTS - 99.8% (Cost $11,706,519)		15,655,284

OTHER ASSETS & LIABILITIES, NET - 0.2%		31,710

NET ASSETS - 100.0%		$15,686,994

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF DEVELOPING GROWTH FUND

Schedule of Investments (Continued)

March 31, 2019

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	40.0%
Technology	18.2%
Communications	17.1%
Consumer, Cyclical	11.2%
Industrial	8.7%
Financial	3.3%
Others (each less than 3.0%)	1.3%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$15,523,129	$15,523,129	$—	$—
	Short-Term Investment	132,155	132,155	—	—

	Total	$15,655,284	$15,655,284	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 99.7%

Basic Materials - 1.5%

The Sherwin-Williams Co	6,584	$2,835,795

Communications - 19.7%

Alibaba Group Holding Ltd ADR (China) *	4,117	751,147
Alphabet Inc ‘A’ *	6,494	7,642,724
Alphabet Inc ‘C’ *	3,765	4,417,512
Amazon.com Inc *	6,582	11,720,897
Booking Holdings Inc *	368	642,127
Charter Communications Inc ‘A’ *	2,105	730,246
Comcast Corp ‘A’	33,521	1,340,170
Facebook Inc ‘A’ *	29,460	4,910,687
Lyft Inc ‘A’ *	1,004	78,603
Netflix Inc *	11,479	4,092,952
Spotify Technology SA *	2,597	360,464

		36,687,529

Consumer, Cyclical - 6.9%

Chipotle Mexican Grill Inc *	1,246	885,046
Costco Wholesale Corp	5,537	1,340,729
Dollar General Corp	7,797	930,182
Dollar Tree Inc *	11,373	1,194,620
Hilton Worldwide Holdings Inc	9,816	815,808
Lululemon Athletica Inc *	3,784	620,084
Marriott International Inc ‘A’	12,394	1,550,365
NIKE Inc ‘B’	29,131	2,453,121
Ross Stores Inc	20,119	1,873,079
Starbucks Corp	12,886	957,945
Wynn Resorts Ltd	2,144	255,822

		12,876,801

Consumer, Non-Cyclical - 26.6%

Abbott Laboratories	28,550	2,282,287
Biogen Inc *	3,578	845,768
BioMarin Pharmaceutical Inc *	4,261	378,505
Boston Scientific Corp *	48,972	1,879,545
Colgate-Palmolive Co	26,351	1,806,098
Constellation Brands Inc ‘A’	8,091	1,418,595
CoStar Group Inc *	432	201,493
Danaher Corp	31,594	4,171,040
Edwards Lifesciences Corp *	7,364	1,408,954
Elanco Animal Health Inc *	11,336	363,545
Eli Lilly & Co	8,610	1,117,234
FleetCor Technologies Inc *	7,959	1,962,610
Global Payments Inc	19,298	2,634,563
Illumina Inc *	2,519	782,628
Medtronic PLC	31,938	2,908,913
Monster Beverage Corp *	5,914	322,786
PayPal Holdings Inc *	22,365	2,322,382
Pernod Ricard SA (France)	2,670	479,429
Philip Morris International Inc	8,982	793,919
Regeneron Pharmaceuticals Inc *	1,895	778,125
Square Inc ‘A’ *	7,339	549,838
Stryker Corp	8,758	1,729,880
The Estee Lauder Cos Inc ‘A’	8,751	1,448,728
Thermo Fisher Scientific Inc	19,086	5,224,220
Total System Services Inc	8,001	760,175
TransUnion	14,772	987,360
Verisk Analytics Inc	23,206	3,086,398
Vertex Pharmaceuticals Inc *	11,224	2,064,655
Worldpay Inc ‘A’ *	14,911	1,692,398
Zoetis Inc	30,713	3,091,878

		49,493,949

Energy - 0.4%

Pioneer Natural Resources Co	5,092	775,410

	Shares	Value
Financial - 13.2%

American Tower Corp REIT	17,071	$3,364,011
Aon PLC	14,846	2,534,212
Intercontinental Exchange Inc	19,269	1,467,142
Mastercard Inc ‘A’	31,695	7,462,588
The Charles Schwab Corp	15,064	644,137
Visa Inc ‘A’	57,924	9,047,150

		24,519,240

Industrial - 7.2%

AMETEK Inc	19,557	1,622,644
Amphenol Corp ‘A’	15,953	1,506,601
Canadian Pacific Railway Ltd (Canada)	8,102	1,669,255
FLIR Systems Inc	7,418	352,948
Fortive Corp	15,626	1,310,865
Roper Technologies Inc	7,728	2,642,744
Union Pacific Corp	13,246	2,214,731
Vulcan Materials Co	18,552	2,196,557

		13,516,345

Technology - 24.2%

Activision Blizzard Inc	28,354	1,290,958
Adobe Inc *	30,248	8,060,790
Analog Devices Inc	8,598	905,111
Apple Inc	14,464	2,747,437
Electronic Arts Inc *	23,711	2,409,749
Fidelity National Information Services Inc	17,612	1,991,917
Fiserv Inc *	48,402	4,272,929
Intuit Inc	14,123	3,691,893
Microsoft Corp	105,772	12,474,750
MSCI Inc	8,893	1,768,284
PTC Inc *	4,803	442,741
salesforce.com Inc *	31,485	4,986,279

		45,042,838

Total Common Stocks (Cost $104,667,275)		185,747,907

SHORT-TERM INVESTMENT - 0.4%

Money Market Fund - 0.4%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	842,920	842,920

Total Short-Term Investment (Cost $842,920)		842,920

TOTAL INVESTMENTS - 100.1% (Cost $105,510,195)		186,590,827

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(259,930)

NET ASSETS - 100.0%		$186,330,897

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.6%
Technology	24.2%
Communications	19.7%
Financial	13.2%
Industrial	7.2%
Consumer, Cyclical	6.9%
Others (each less than 3.0%)	2.3%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF GROWTH FUND

Schedule of Investments (Continued)

March 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$2,835,795	$2,835,795	$—	$—
	Communications	36,687,529	36,687,529	—	—
	Consumer, Cyclical	12,876,801	12,876,801	—	—
	Consumer, Non-Cyclical	49,493,949	49,014,520	479,429	—
	Energy	775,410	775,410	—	—
	Financial	24,519,240	24,519,240	—	—
	Industrial	13,516,345	13,516,345	—	—
	Technology	45,042,838	45,042,838	—	—

	Total Common Stocks	185,747,907	185,268,478	479,429	—

	Short-Term Investment	842,920	842,920	—	—

	Total	$186,590,827	$186,111,398	$479,429	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 96.7%

Basic Materials - 3.1%

Air Products & Chemicals Inc	15,701	$2,998,263
PPG Industries Inc	20,880	2,356,726

		5,354,989

Communications - 13.3%

AT&T Inc	94,408	2,960,635
Charter Communications Inc ‘A’ *	11,503	3,990,506
Comcast Corp ‘A’	140,062	5,599,679
DISH Network Corp ‘A’ *	91,359	2,895,167
Fox Corp ‘B’ *	46,525	1,669,317
Motorola Solutions Inc	40,568	5,696,559

		22,811,863

Consumer, Cyclical - 2.0%

The Home Depot Inc	17,780	3,411,804

Consumer, Non-Cyclical - 18.9%

AmerisourceBergen Corp	24,024	1,910,388
Amgen Inc	15,423	2,930,062
Anheuser-Busch InBev SA/NV ADR (Belgium)	28,806	2,418,840
Anthem Inc	16,291	4,675,191
CVS Health Corp	32,536	1,754,666
Johnson & Johnson	25,670	3,588,409
Merck & Co Inc	52,958	4,404,517
Novartis AG ADR (Switzerland)	21,881	2,103,639
Pfizer Inc	56,210	2,387,239
Philip Morris International Inc	35,058	3,098,777
UnitedHealth Group Inc	12,221	3,021,764

		32,293,492

Energy - 9.2%

Chevron Corp	28,585	3,521,100
Exxon Mobil Corp	38,427	3,104,902
Halliburton Co	60,460	1,771,478
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	37,434	2,342,994
Schlumberger Ltd	34,259	1,492,665
Suncor Energy Inc (Canada)	109,000	3,534,870

		15,768,009

Financial - 28.3%

American Express Co	37,712	4,121,922
American Tower Corp REIT	24,509	4,829,744
Bank of America Corp	167,027	4,608,275
Berkshire Hathaway Inc ‘B’ *	10,690	2,147,514
Capital One Financial Corp	23,245	1,898,884
JPMorgan Chase & Co	73,224	7,412,465
Marsh & McLennan Cos Inc	32,296	3,032,594
MetLife Inc	36,162	1,539,416
State Street Corp	23,353	1,536,861
The Bank of New York Mellon Corp	44,487	2,243,479
The Charles Schwab Corp	49,110	2,099,944
The Progressive Corp	35,975	2,593,438
The Travelers Cos Inc	19,208	2,634,569
US Bancorp	91,469	4,407,891
Wells Fargo & Co	69,696	3,367,711

		48,474,707

	Shares	Value
Industrial - 14.6%

Deere & Co	16,110	$2,575,022
Honeywell International Inc	29,822	4,739,312
Illinois Tool Works Inc	28,015	4,020,993
Martin Marietta Materials Inc	11,776	2,369,096
TE Connectivity Ltd	49,007	3,957,315
United Parcel Service Inc ‘B’	29,545	3,301,358
United Technologies Corp	30,467	3,926,892

		24,889,988

Technology - 5.5%

Microsoft Corp	40,950	4,829,643
Oracle Corp	65,157	3,499,582
Xerox Corp	34,441	1,101,423

		9,430,648

Utilities - 1.8%

Sempra Energy	23,686	2,981,120

Total Common Stocks (Cost $94,166,104)		165,416,620

SHORT-TERM INVESTMENT - 3.3%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	5,633,761	5,633,761

Total Short-Term Investment (Cost $5,633,761)		5,633,761

TOTAL INVESTMENTS - 100.0% (Cost $99,799,865)		171,050,381

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(4,463)

NET ASSETS - 100.0%		$171,045,918

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	28.3%
Consumer, Non-Cyclical	18.9%
Industrial	14.6%
Communications	13.3%
Energy	9.2%
Technology	5.5%
Short-Term Investment	3.3%
Basic Materials	3.1%
Others (each less than 3.0%)	3.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF LARGE-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2019

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$165,416,620	$165,416,620	$—	$—
	Short-Term Investment	5,633,761	5,633,761	—	—

	Total	$171,050,381	$171,050,381	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 98.5%

Basic Materials - 2.5%

Eastman Chemical Co	1,275	$96,747
Steel Dynamics Inc	2,000	70,540
The Chemours Co	2,200	81,752

		249,039

Communications - 5.5%

eBay Inc	2,876	106,815
GrubHub Inc *	1,620	112,541
LogMeIn Inc	1,100	88,110
RingCentral Inc ‘A’ *	1,500	161,700
Viacom Inc ‘B’	2,927	82,161

		551,327

Consumer, Cyclical - 9.6%

Alaska Air Group Inc	1,700	95,404
Aramark	3,200	94,560
BorgWarner Inc	1,760	67,602
Capri Holdings Ltd *	1,700	77,775
Lululemon Athletica Inc *	875	143,386
Pool Corp	825	136,100
PVH Corp	860	104,877
Royal Caribbean Cruises Ltd	1,175	134,678
Tiffany & Co	900	94,995

		949,377

Consumer, Non-Cyclical - 25.0%

Amicus Therapeutics Inc *	6,225	84,660
Booz Allen Hamilton Holding Corp	3,100	180,234
Euronet Worldwide Inc *	1,228	175,100
General Mills Inc	2,000	103,500
Hill-Rom Holdings Inc	1,200	127,032
Horizon Pharma PLC *	3,600	95,148
Ionis Pharmaceuticals Inc *	2,000	162,340
Jazz Pharmaceuticals PLC *	825	117,934
Lamb Weston Holdings Inc	2,015	151,004
ManpowerGroup Inc	1,600	132,304
MarketAxess Holdings Inc	600	147,648
Neurocrine Biosciences Inc *	1,100	96,910
Post Holdings Inc *	1,400	153,160
Service Corp International	4,100	164,615
Syneos Health Inc *	2,500	129,400
Teleflex Inc	500	151,080
The Cooper Cos Inc	600	177,702
Tyson Foods Inc ‘A’	1,900	131,917

		2,481,688

Energy - 5.2%

Diamondback Energy Inc	920	93,408
Helmerich & Payne Inc	1,575	87,507
Marathon Petroleum Corp	1,956	117,067
Pioneer Natural Resources Co	900	137,052
WPX Energy Inc *	6,386	83,720

		518,754

Financial - 19.8%

Air Lease Corp	1,935	66,467
Alleghany Corp	300	183,720
AvalonBay Communities Inc REIT	625	125,456
Discover Financial Services	2,100	149,436
Douglas Emmett Inc REIT	3,200	129,344
E*TRADE Financial Corp	2,668	123,875
Equity LifeStyle Properties Inc REIT	945	108,014
Everest Re Group Ltd	500	107,980
Highwoods Properties Inc REIT	2,700	126,306
Hudson Pacific Properties Inc REIT	3,500	120,470
Mid-America Apartment Communities Inc REIT	1,300	142,129

	Shares	Value
Raymond James Financial Inc	1,400	$112,574
Ryman Hospitality Properties Inc REIT	1,261	103,705
SunTrust Banks Inc	2,600	154,050
Western Alliance Bancorp *	2,000	82,080
Zions Bancorp	2,800	127,148

		1,962,754

Industrial - 13.8%

Graphic Packaging Holding Co	5,700	71,991
Hubbell Inc	940	110,901
Ingersoll-Rand PLC	1,745	188,373
ITT Inc	1,800	104,400
Kirby Corp *	1,400	105,154
Packaging Corp of America	1,030	102,361
Parker-Hannifin Corp	690	118,418
PerkinElmer Inc	1,300	125,268
Spirit AeroSystems Holdings Inc ‘A’	1,700	155,601
Stanley Black & Decker Inc	1,000	136,170
Waste Management Inc	1,500	155,865

		1,374,502

Technology - 11.9%

Analog Devices Inc	2,034	214,119
DXC Technology Co	1,801	115,822
Nuance Communications Inc *	6,500	110,045
ON Semiconductor Corp *	3,249	66,832
PTC Inc *	1,200	110,616
RealPage Inc *	1,800	109,242
Synopsys Inc *	1,800	207,270
Take-Two Interactive Software Inc *	1,200	113,244
Zebra Technologies Corp ‘A’ *	630	132,004

		1,179,194

Utilities - 5.2%

Ameren Corp	2,530	186,082
CMS Energy Corp	3,400	188,836
Public Service Enterprise Group Inc	2,331	138,485

		513,403

Total Common Stocks (Cost $9,226,971)		9,780,038

SHORT-TERM INVESTMENT - 1.2%

Money Market Fund - 1.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	120,047	120,047

Total Short-Term Investment (Cost $120,047)		120,047

TOTAL INVESTMENTS - 99.7% (Cost $9,347,018)		9,900,085

OTHER ASSETS & LIABILITIES, NET - 0.3%		29,001

NET ASSETS - 100.0%		$9,929,086

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MID-CAP EQUITY FUND

Schedule of Investments (Continued)

March 31, 2019

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.0%
Financial	19.8%
Industrial	13.8%
Technology	11.9%
Consumer, Cyclical	9.6%
Communications	5.5%
Energy	5.2%
Utilities	5.2%
Others (each less than 3.0%)	3.7%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$9,780,038	$9,780,038	$—	$—
	Short-Term Investment	120,047	120,047	—	—

	Total	$9,900,085	$9,900,085	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments

March 31, 2019

	Principal Amount	Value
CORPORATE BONDS & NOTES - 39.8%

Basic Materials - 0.7%

Anglo American Capital PLC (South Africa) 4.125% due 04/15/21 ~	$1,600,000	$1,615,984
DowDuPont Inc 3.794% (USD LIBOR + 1.110%) due 11/15/23 §	5,000,000	5,018,462
Glencore Funding LLC (Switzerland) 3.000% due 10/27/22 ~	1,600,000	1,578,194

		8,212,640

Communications - 2.3%

AT&T Inc
3.000% due 06/30/22	3,200,000	3,216,545
3.737% (USD LIBOR + 0.950%) due 07/15/21 §	1,800,000	1,821,833
3.777% (USD LIBOR + 1.180%) due 06/12/24 §	3,750,000	3,721,866
Comcast Corp 3.450% due 10/01/21	2,500,000	2,550,936
eBay Inc 3.800% due 03/09/22	3,060,000	3,128,338
Fox Corp 3.666% due 01/25/22 ~	900,000	918,399
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	3,250,000	3,257,150
The Interpublic Group of Cos Inc 3.500% due 10/01/20	2,000,000	2,018,215
Verizon Communications Inc 3.615% (USD LIBOR + 1.000%) due 03/16/22 §	4,800,000	4,874,046

		25,507,328

Consumer, Cyclical - 4.5%

Alimentation Couche-Tard Inc (Canada)
2.350% due 12/13/19 ~	4,200,000	4,181,627
2.700% due 07/26/22 ~	2,000,000	1,980,717
Daimler Finance North America LLC (Germany)
3.113% (USD LIBOR + 0.450%) due 02/22/21 § ~	6,000,000	5,986,476
3.750% due 11/05/21 ~	2,900,000	2,952,237
Ford Motor Credit Co LLC
2.681% due 01/09/20	3,200,000	3,186,962
3.336% due 03/18/21	2,000,000	1,970,602
3.818% (USD LIBOR + 1.080%) due 08/03/22 §	3,200,000	3,060,593
General Motors Financial Co Inc
3.911% (USD LIBOR + 1.310%) due 06/30/22 §	1,700,000	1,687,969
4.200% due 03/01/21	3,000,000	3,044,401
Marriott International Inc 3.245% (USD LIBOR + 0.650%) due 03/08/21 §	3,000,000	3,008,359
Nissan Motor Acceptance Corp
2.650% due 07/13/22 ~	4,033,000	3,939,010
3.243% (USD LIBOR + 0.630%) due 09/21/21 § ~	2,500,000	2,476,431
3.447% (USD LIBOR + 0.650%) due 07/13/22 § ~	1,700,000	1,671,737
Toyota Motor Credit Corp 3.075% (USD LIBOR + 0.480%) due 09/08/22 §	3,500,000	3,499,709
Volkswagen Group of America Finance LLC (Germany) 3.875% due 11/13/20 ~	5,000,000	5,064,022
Walmart Inc 3.400% due 06/26/23	3,050,000	3,147,446

		50,858,298

	Principal Amount	Value
Consumer, Non-Cyclical - 7.2%

Altria Group Inc 3.490% due 02/14/22	$1,650,000	$1,677,320
Anheuser-Busch InBev Finance Inc (Belgium)
2.650% due 02/01/21	1,954,000	1,951,793
3.300% due 02/01/23	3,800,000	3,858,090
Anheuser-Busch InBev Worldwide Inc (Belgium) 3.500% due 01/12/24	1,300,000	1,324,130
AstraZeneca PLC (United Kingdom) 3.348% (USD LIBOR + 0.665%) due 08/17/23 §	2,400,000	2,388,721
BAT Capital Corp (United Kingdom) 2.764% due 08/15/22	2,500,000	2,461,123
BAT International Finance PLC (United Kingdom) 3.500% due 06/15/22 ~	3,200,000	3,215,789
Bayer US Finance II LLC (Germany)
3.500% due 06/25/21 ~	1,750,000	1,757,946
3.621% (USD LIBOR + 1.010%) due 12/15/23 § ~	2,000,000	1,971,808
Boston Scientific Corp 3.450% due 03/01/24	1,000,000	1,019,126
Cigna Corp
3.200% due 09/17/20 ~	8,000,000	8,041,358
3.677% (USD LIBOR + 0.890%) due 07/15/23 § ~	3,450,000	3,435,200
Conagra Brands Inc 3.511% (USD LIBOR + 0.750%) due 10/22/20 §	2,000,000	1,998,298
Constellation Brands Inc 3.384% (USD LIBOR + 0.700%) due 11/15/21 §	2,500,000	2,501,530
Danone SA (France) 2.077% due 11/02/21 ~	2,500,000	2,452,786
General Mills Inc 3.783% (USD LIBOR + 1.010%) due 10/17/23 §	4,061,000	4,092,131
Imperial Brands Finance PLC (United Kingdom) 2.950% due 07/21/20 ~	4,200,000	4,188,434
Keurig Dr Pepper Inc 3.551% due 05/25/21 ~	7,000,000	7,078,878
Medtronic Inc 3.150% due 03/15/22	6,200,000	6,318,545
Moody’s Corp 3.250% due 06/07/21	3,000,000	3,026,303
Nestle Holdings Inc 3.350% due 09/24/23 ~	3,000,000	3,093,097
Philip Morris International Inc 2.625% due 02/18/22	2,000,000	1,998,759
Reynolds American Inc (United Kingdom) 3.250% due 06/12/20	2,347,000	2,351,028
Smithfield Foods Inc 3.350% due 02/01/22 ~	2,900,000	2,839,652
UnitedHealth Group Inc
3.350% due 07/15/22	2,300,000	2,351,344
3.500% due 06/15/23	4,400,000	4,538,657

		81,931,846

Energy - 1.7%

Andeavor Logistics LP 3.500% due 12/01/22	1,606,000	1,624,172
Energy Transfer Operating LP
3.600% due 02/01/23	3,400,000	3,432,017
4.500% due 04/15/24	900,000	940,837
Enterprise Products Operating LLC 5.250% due 01/31/20	2,100,000	2,140,280
Equinor ASA (Norway) 2.450% due 01/17/23	1,000,000	993,835
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	2,000,000	2,056,373

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Kinder Morgan Inc 5.625% due 11/15/23 ~	$2,000,000	$2,193,566
Midwest Connector Capital Co LLC 3.625% due 04/01/22 ~	1,250,000	1,268,895
MPLX LP 3.375% due 03/15/23	1,500,000	1,513,229
Shell International Finance BV (Netherlands) 3.088% (USD LIBOR + 0.400%) due 11/13/23 §	2,750,000	2,748,075

		18,911,279

Financial - 20.3%

AerCap Ireland Capital DAC (Ireland) 3.950% due 02/01/22	960,000	973,094
AIG Global Funding 3.062% (USD LIBOR + 0.460%) due 06/25/21 § ~	2,000,000	2,001,185
Air Lease Corp
2.625% due 07/01/22	1,500,000	1,466,263
3.500% due 01/15/22	2,650,000	2,676,272
American Express Co
3.289% (USD LIBOR + 0.650%) due 02/27/23 §	5,000,000	4,993,618
3.700% due 11/05/21	3,050,000	3,118,765
Australia & New Zealand Banking Group Ltd (Australia) 2.300% due 06/01/21	2,500,000	2,474,501
Bank of America Corp
2.503% due 10/21/22	1,200,000	1,185,940
3.921% (USD LIBOR + 1.160%) due 01/20/23 §	9,321,000	9,439,547
Boston Properties LP REIT 4.125% due 05/15/21	1,500,000	1,536,989
Capital One Financial Corp 3.450% due 04/30/21	5,000,000	5,063,291
Citibank NA
3.061% (USD LIBOR + 0.300%) due 10/20/20 §	1,000,000	999,814
3.165% due 02/19/22	6,000,000	6,024,024
Citigroup Inc 2.750% due 04/25/22	1,000,000	996,559
Citizens Bank NA
3.250% due 02/14/22	2,500,000	2,524,905
3.551% (USD LIBOR + 0.950%) due 03/29/23 §	4,000,000	4,005,043
Cooperatieve Rabobank UA (Netherlands)
2.250% due 01/14/20	4,000,000	3,986,920
3.470% (USD LIBOR + 0.860%) due 09/26/23 § ~	2,500,000	2,488,632
Duke Realty LP REIT 3.875% due 10/15/22	2,000,000	2,055,639
HSBC Bank USA NA 4.875% due 08/24/20	4,000,000	4,111,071
HSBC Holdings PLC (United Kingdom) 3.400% due 03/08/21	6,290,000	6,348,892
ING Bank NV (Netherlands) 2.750% due 03/22/21 ~	2,200,000	2,195,975
Intercontinental Exchange Inc 3.450% due 09/21/23	2,200,000	2,253,679
Jackson National Life Global Funding
2.500% due 06/27/22 ~	1,850,000	1,830,582
3.300% due 02/01/22 ~	2,650,000	2,687,788
JPMorgan Chase & Co
2.295% due 08/15/21	2,000,000	1,977,922
2.972% due 01/15/23	2,000,000	2,001,140
JPMorgan Chase Bank NA
3.053% (USD LIBOR + 0.370%) due 02/19/21 §	4,000,000	4,005,444
3.105% (USD LIBOR + 0.340%) due 04/26/21 §	2,000,000	1,999,660

	Principal Amount	Value
Metropolitan Life Global Funding I 3.450% due 10/09/21 ~	$2,100,000	$2,128,623
Mid-America Apartments LP REIT 4.300% due 10/15/23	2,000,000	2,085,185
Mitsubishi UFJ Financial Group Inc (Japan)
3.355% (USD LIBOR + 0.740%) due 03/02/23 §	5,300,000	5,300,378
3.561% (USD LIBOR + 0.790%) due 07/25/22 §	4,000,000	4,003,053
Mitsubishi UFJ Trust & Banking Corp (Japan) 2.650% due 10/19/20 ~	6,000,000	5,985,623
New York Life Global Funding
1.500% due 10/24/19 ~	4,000,000	3,975,025
2.950% due 01/28/21 ~	2,000,000	2,012,314
3.121% (USD LIBOR + 0.520%) due 06/10/22 § ~	2,000,000	2,005,152
3.250% due 08/06/21 ~	1,500,000	1,518,936
PNC Bank NA 2.450% due 11/05/20	3,700,000	3,686,984
Protective Life Global Funding 3.117% (USD LIBOR + 0.520%) due 06/28/21 § ~	3,000,000	3,005,644
Royal Bank of Canada (Canada)
2.150% due 10/26/20	2,000,000	1,987,482
3.258% (USD LIBOR + 0.660%) due 10/05/23 §	6,000,000	5,974,863
3.700% due 10/05/23	400,000	413,697
SL Green Operating Partnership LP REIT 3.663% (USD LIBOR + 0.980%) due 08/16/21 §	3,000,000	2,987,484
Sumitomo Mitsui Banking Corp (Japan) 2.650% due 07/23/20	2,000,000	1,997,856
Sumitomo Mitsui Financial Group Inc (Japan)
2.784% due 07/12/22	2,500,000	2,489,118
3.513% (USD LIBOR + 0.740%) due 01/17/23 §	3,130,000	3,132,177
3.579% (USD LIBOR + 0.800%) due 10/16/23 §	7,500,000	7,503,894
3.621% (USD LIBOR + 0.860%) due 07/19/23 §	5,000,000	5,019,986
SunTrust Bank
3.328% (USD LIBOR + 0.590%) due 08/02/22 §	6,000,000	5,962,944
3.525% due 10/26/21	2,800,000	2,830,268
Svenska Handelsbanken AB (Sweden) 2.450% due 03/30/21	2,300,000	2,290,446
The Goldman Sachs Group Inc 3.625% due 02/20/24	2,300,000	2,325,443
The PNC Financial Services Group Inc 3.500% due 01/23/24	1,700,000	1,747,523
The Toronto-Dominion Bank (Canada) 3.401% (USD LIBOR + 0.640%) due 07/19/23 §	10,000,000	10,012,395
UBS Group Funding Switzerland AG (Switzerland) 2.650% due 02/01/22 ~	2,500,000	2,479,466
United Overseas Bank Ltd (Singapore) 3.200% due 04/23/21 ~	2,000,000	2,018,779
US Bank NA
3.050% due 07/24/20	3,750,000	3,773,863
3.104% due 05/21/21	4,000,000	4,017,390
USAA Capital Corp 3.000% due 07/01/20 ~	3,000,000	3,015,352
Wells Fargo & Co
2.600% due 07/22/20	2,940,000	2,936,407
2.625% due 07/22/22	7,000,000	6,953,591
3.889% (USD LIBOR + 1.110%) due 01/24/23 §	9,800,000	9,901,224
Wells Fargo Bank NA 3.325% due 07/23/21	5,000,000	5,034,419

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
Westpac Banking Corp (Australia)
3.307% (USD LIBOR + 0.710%) due 06/28/22 §	$4,000,000	$4,022,973
3.404% (USD LIBOR + 0.720%) due 05/15/23 §	1,750,000	1,755,284
3.650% due 05/15/23	3,251,000	3,341,832
Zions Bancorp NA 3.500% due 08/27/21	1,750,000	1,769,396

		230,825,623

Industrial - 0.6%

Union Pacific Corp 3.200% due 06/08/21	2,350,000	2,374,887
United Technologies Corp 3.350% due 08/16/21	4,000,000	4,056,075

		6,430,962

Technology - 1.2%

Apple Inc
2.400% due 01/13/23	4,200,000	4,172,784
2.400% due 05/03/23	3,000,000	2,974,118
Broadcom Inc
3.125% due 04/15/21 ~	2,000,000	1,997,640
3.125% due 10/15/22 ~	500,000	497,715
Fiserv Inc 3.800% due 10/01/23	2,200,000	2,257,337
Hewlett Packard Enterprise Co 3.318% (USD LIBOR + 0.720%) due 10/05/21 §	2,100,000	2,092,934

		13,992,528

Utilities - 1.3%

American Electric Power Co Inc 3.650% due 12/01/21	1,250,000	1,275,976
Consolidated Edison Co of New York Inc 3.002% (USD LIBOR + 0.400%) due 06/25/21 §	3,000,000	2,996,571
Dominion Energy Inc 2.579% due 07/01/20	3,100,000	3,083,790
Duke Energy Corp 1.800% due 09/01/21	1,705,000	1,664,929
Electricite de France SA (France) 4.600% due 01/27/20 ~	1,500,000	1,525,774
Enel Finance International NV (Italy) 2.875% due 05/25/22 ~	2,500,000	2,459,362
WEC Energy Group Inc 3.375% due 06/15/21	2,100,000	2,125,966

		15,132,368

Total Corporate Bonds & Notes (Cost $448,733,194)		451,802,872

ASSET-BACKED SECURITIES - 21.3%

Ally Auto Receivables Trust
1.810% due 06/15/20	380,922	380,602
2.720% due 05/17/21	6,599,958	6,600,741
2.850% due 03/15/22	5,250,000	5,257,804
American Express Credit Account Master Trust
1.640% due 12/15/21	32,400,000	32,350,081
1.930% due 09/15/22	1,697,000	1,686,867
2.670% due 10/17/22	3,000,000	3,002,650
AmeriCredit Automobile Receivables Trust
1.800% due 10/08/21	2,500,000	2,485,635
1.830% due 05/18/21	1,064,069	1,062,115
1.870% due 08/18/21	1,281,880	1,277,848
1.980% due 12/20/21	1,412,261	1,406,805
2.300% due 02/18/22	3,750,000	3,726,096
2.710% due 07/19/21	1,527,056	1,526,739
2.860% due 11/18/21	10,539,672	10,546,866
2.930% due 06/20/22	3,500,000	3,504,582

	Principal Amount	Value
Capital Auto Receivables Asset Trust
2.020% due 08/20/21 ~	$3,155,000	$3,142,330
2.390% due 11/20/20	1,500,000	1,498,700
2.540% due 10/20/20 ~	1,344,130	1,343,424
3.020% due 02/22/21 ~	6,000,000	6,009,338
Carmax Auto Owner Trust 3.020% due 07/15/22	2,250,000	2,256,233
Chase Issuance Trust
1.270% due 07/15/21	1,750,000	1,743,346
1.370% due 06/15/21	13,040,000	13,006,003
1.580% due 08/15/21	6,345,000	6,320,770
2.894% (USD LIBOR + 0.410%) due 05/15/21 §	2,595,000	2,596,129
Citibank Credit Card Issuance Trust
1.800% due 09/20/21	12,115,000	12,067,741
1.920% due 04/07/22	3,400,000	3,377,075
2.150% due 07/15/21	7,317,000	7,306,970
CNH Equipment Trust
1.840% due 03/15/21	813,935	811,692
2.960% due 05/16/22	4,000,000	4,007,858
Ford Credit Auto Owner Trust
1.800% due 09/15/20	1,232,862	1,232,586
2.030% due 08/15/20	841,376	840,386
2.960% due 09/15/21	6,000,000	6,010,226
GM Financial Consumer Automobile Receivables Trust
2.740% due 07/16/21	4,654,064	4,655,295
2.930% due 11/16/21	4,243,312	4,250,293
Honda Auto Receivables Owner Trust
1.360% due 01/18/23	1,440,000	1,422,217
1.800% due 01/21/20	232,695	232,550
2.360% due 06/15/20	1,829,264	1,827,905
2.660% due 12/18/20	2,316,569	2,317,105
2.670% due 12/21/20	8,502,759	8,505,300
John Deere Owner Trust
2.420% due 10/15/20	1,485,895	1,484,676
2.830% due 04/15/21	2,750,000	2,751,062
Mercedes-Benz Auto Receivables Trust 2.710% due 04/15/21	4,958,837	4,960,567
Navient Student Loan Trust
2.726% (USD LIBOR + 0.240%) due 09/27/66 § ~	1,756,217	1,754,946
2.726% (USD LIBOR + 0.240%) due 03/25/67 § ~	1,305,543	1,305,381
2.756% (USD LIBOR + 0.270%) due 03/25/67 § ~	3,230,676	3,228,404
Nelnet Student Loan Trust
2.761% (USD LIBOR + 0.110%) due 08/23/27 §	1,356,951	1,355,269
2.871% (USD LIBOR + 0.100%) due 01/25/30 §	1,219,556	1,219,069
Nissan Auto Receivables Owner Trust
1.590% due 07/15/22	1,000,000	991,522
2.390% due 12/15/20	2,011,082	2,009,014
2.820% due 01/18/22	4,500,000	4,506,552
3.070% due 10/15/21	2,500,000	2,508,748
Santander Drive Auto Receivables Trust
1.890% due 06/15/21	714,981	714,466
2.100% due 06/15/21	1,337,133	1,335,963
2.580% due 10/15/20	707,632	707,536
2.580% due 05/16/22	2,000,000	1,994,821
2.730% due 04/15/21	1,838,370	1,837,359
2.780% due 03/15/21	2,305,407	2,304,894
2.910% due 01/18/22	3,750,000	3,752,086
2.970% due 07/15/21	5,600,000	5,602,228
SLC Student Loan Trust 2.711% (USD LIBOR + 0.100%) due 09/15/26 §	1,548,239	1,546,665
SLM Private Education Loan Trust 3.740% due 02/15/29 ~	455,647	456,067

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2019

	Principal Amount	Value
SLM Student Loan Trust
2.861% (USD LIBOR + 0.090%) due 10/25/24 §	$601,209	$600,601
2.871% (USD LIBOR + 0.100%) due 04/25/27 §	876,308	874,850
3.321% (USD LIBOR + 0.550%) due 04/27/26 § ~	1,004,670	1,005,822
SMB Private Education Loan Trust
2.834% (USD LIBOR + 0.350%) due 03/16/26 § ~	1,702,264	1,700,917
2.960% (USD LIBOR + 0.350%) due 02/16/26 § ~	1,500,000	1,500,776
Toyota Auto Receivables Owner Trust
1.740% due 08/17/20	1,297,684	1,294,935
2.640% due 03/15/21	2,390,708	2,390,504
2.830% due 10/15/21	4,000,000	4,007,727
2.980% due 08/15/21	4,000,000	4,010,270
Verizon Owner Trust
1.420% due 01/20/21 ~	1,023,653	1,022,448
2.060% due 09/20/21 ~	2,000,000	1,993,944
Volvo Financial Equipment LLC 2.900% due 11/15/21 ~	2,000,000	2,004,288

Total Asset-Backed Securities (Cost $241,558,805)		242,331,280

U.S. TREASURY OBLIGATIONS - 38.8%

U.S. Treasury Notes - 38.8%

0.750% due 07/15/19	38,000,000	37,811,484
0.750% due 08/15/19	14,000,000	13,910,313
1.375% due 07/31/19 ‡	50,000,000	49,823,242
1.375% due 01/15/20	43,000,000	42,650,625
1.750% due 03/31/22	8,000,000	7,892,188
2.000% due 01/31/20 ‡	55,500,000	55,326,563
2.000% due 01/15/21	10,000,000	9,947,852
2.000% due 07/31/22	10,000,000	9,930,078
2.500% due 05/31/20	20,500,000	20,530,430
2.500% due 12/31/20	20,000,000	20,065,625
2.625% due 02/28/23	600,000	609,023
2.750% due 09/30/20	10,000,000	10,059,766
2.750% due 11/30/20 ‡	50,000,000	50,349,610

	Principal Amount	Value
2.875% due 11/15/21	$31,000,000	$31,498,906
3.125% due 05/15/19 ‡	80,250,000	80,313,812

		440,719,517

Total U.S. Treasury Obligations (Cost $439,402,028)		440,719,517

	Shares
SHORT-TERM INVESTMENT - 0.6%

Money Market Fund - 0.6%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	6,804,165	6,804,165

Total Short-Term Investment (Cost $6,804,165)		6,804,165

TOTAL INVESTMENTS - 100.5% (Cost $1,136,498,192)		1,141,657,834

DERIVATIVES - (0.4%)
(See Notes (c) and (d) in Notes to Schedule of Investments)		(4,558,043)

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(685,599)

NET ASSETS - 100.0%		$1,136,414,192

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	39.8%
U.S. Treasury Obligations	38.8%
Asset-Backed Securities	21.3%
Others (less than 3.0%)	0.6%

	100.5%
Derivatives	(0.4%	)
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)

As of March 31, 2019, investments with a total aggregate value of $29,905,133 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts and swap agreements.

(c)	Open futures contracts outstanding as of March 31, 2019 were as follows:

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Index	06/19	39	$3,663,215	$3,639,480	$23,735
S&P 500 E-Mini Index	06/19	67	9,472,895	9,506,630	(33,735)
S&P Mid 400 E-Mini Index	06/19	19	3,608,690	3,611,900	(3,210)

Total Futures Contracts					($13,210)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2019

(d)	Swap agreements outstanding as of March 31, 2019 were as follows:

Total Return Swaps – Long

Receive	Pay	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MSCI World Index	3-Month USD-LIBOR -0.140%	Z	BRC	05/16/19	$2,003,682	($30,511)	$—	($30,511)
S&P 500 Index	3-Month USD-LIBOR + 0.500%	Z	BRC	05/16/19	25,385,812	397,456	—	397,456
S&P Mid-Cap 400 Index	3-Month USD-LIBOR + 0.340%	Z	JPM	05/16/19	89,715,469	(3,115,364)	—	(3,115,364)
MSCI EAFE Index	3-Month USD-LIBOR - 0.110%	Z	MSC	05/16/19	63,074,578	(5,107,055)	—	(5,107,055)
MSCI Japan Index	3-Month USD-LIBOR + 0.150%	Z	MSC	05/16/19	3,752,840	(434,710)	—	(434,710)
MSCI World Index	3-Month USD-LIBOR - 0.120%	Z	MSC	05/16/19	488,766,512	(9,856,865)	—	(9,856,865)
MSCI World Index	3-Month USD-LIBOR - 0.290%	Z	CIT	08/15/19	1,010,318	(17,757)	—	(17,757)
MSCI World Index	3-Month USD-LIBOR - 0.300%	Z	CIT	08/15/19	268,553,574	(5,658,587)	—	(5,658,587)
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.150%	Z	CIT	08/15/19	48,179,597	(1,537,963)	—	(1,537,963)
Russell 1000 Index	3-Month USD-LIBOR + 0.170%	Z	MSC	08/15/19	2,006,441	19,676	—	19,676
Russell 2000 Index	3-Month USD-LIBOR - 0.100%	Z	MSC	08/15/19	2,013,003	(185,372)	—	(185,372)
Russell Mid-Cap Growth Index	3-Month USD-LIBOR + 0.100%	Z	MSC	08/15/19	57,471,010	1,213,374	—	1,213,374
Russell 2000 Index	3-Month USD-LIBOR - 0.040%	Z	BOA	11/15/19	2,511,506	(69,490)	—	(69,490)
MSCI World Index	3-Month USD-LIBOR - 0.195%	Z	CIT	11/15/19	117,269,133	745,793	—	745,793
MSCI EAFE Index	3-Month USD-LIBOR - 0.110%	Z	GSC	11/15/19	3,165,374	(29,384)	—	(29,384)
MSCI World Index	3-Month USD-LIBOR - 0.190%	Z	GSC	11/15/19	7,409,357	141,514	—	141,514
MSCI EAFE Index	3-Month USD-LIBOR - 0.120%	Z	JPM	11/15/19	53,279,861	(501,836)	—	(501,836)
MSCI Pacific Index	3-Month USD-LIBOR + 0.025%	Z	SGN	11/15/19	2,158,342	(67,249)	—	(67,249)
Russell Mid-Cap Growth Index	3-Month USD-LIBOR + 0.220%	Z	SGN	11/15/19	29,216,958	2,506,674	—	2,506,674
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.220%	Z	SGN	11/15/19	21,269,956	(62,183)	—	(62,183)
Russell 1000 Index	3-Month USD-LIBOR + 0.110%	Z	BRC	03/19/20	32,521,626	457,563	—	457,563
Russell 2000 Index	3-Month USD-LIBOR - 0.110%	Z	BRC	03/19/20	10,228,127	(65,802)	—	(65,802)
MSCI World Index	3-Month USD-LIBOR - 0.410%	Z	JPM	03/19/20	203,560,488	2,524,064	—	2,524,064
MSCI EAFE Index	3-Month USD-LIBOR - 0.330%	Z	MSC	03/19/20	22,964,192	205,222	—	205,222
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.070%	Z	SGN	03/19/20	95,875,569	613,306	—	613,306

						($17,915,486)	$—	($17,915,486)

Total Return Swaps – Short

Pay	Receive	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MSCI Canada Index	3-Month USD-LIBOR - 0.440%	Z	BRC	05/16/19	$21,323,971	$77,551	$—	$77,551
MSCI Europe Index	3-Month USD-LIBOR - 0.270%	Z	BRC	05/16/19	89,467,806	6,835,673	—	6,835,673
MSCI Pacific Index	3-Month USD-LIBOR + 0.150%	Z	BRC	05/16/19	59,034,942	5,285,835	—	5,285,835
Russell Mid-Cap Growth Index	3-Month USD-LIBOR + 0.380%	Z	GSC	05/16/19	8,118,948	(354,587)	—	(354,587)
Russell Mid-Cap Value Index	3-Month USD-LIBOR + 0.340%	Z	GSC	05/16/19	15,714,227	425,596	—	425,596
Russell 1000 Value Index	3-Month USD-LIBOR + 0.430%	Z	JPM	05/16/19	29,434,197	321,537	—	321,537
Russell 2000 Index	3-Month USD-LIBOR - 0.080%	Z	JPM	05/16/19	1,527,132	65,930	—	65,930
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.440%	Z	MSC	05/16/19	23,922,997	(966,337)	—	(966,337)
MSCI Canada Index	3-Month USD-LIBOR - 0.750%	Z	BRC	08/15/19	1,003,341	37,844	—	37,844
MSCI Pacific Index	3-Month USD-LIBOR + 0.080%	Z	BRC	08/15/19	6,993,777	534,220	—	534,220
MSCI EAFE Index	3-Month USD-LIBOR - 0.120%	Z	CIT	08/15/19	29,132,719	2,079,041	—	2,079,041
MSCI Europe Index	3-Month USD-LIBOR - 0.180%	Z	CIT	08/15/19	13,098,545	903,398	—	903,398
Russell 1000 Growth Index	3-Month USD-LIBOR + 0.130%	Z	CIT	08/15/19	6,034,578	(110,374)	—	(110,374)
Russell 1000 Value Index	3-Month USD-LIBOR + 0.130%	Z	CIT	08/15/19	9,999,752	(15,664)	—	(15,664)
Russell Mid-Cap Index	3-Month USD-LIBOR	Z	GSC	08/15/19	1,002,540	9,518	—	9,518
S&P Mid-Cap 400 Index	3-Month USD-LIBOR	Z	GSC	08/15/19	7,011,906	419,158	—	419,158
DJ Industrial Average Index	3-Month USD-LIBOR + 0.140%	Z	MSC	08/15/19	8,996,094	(203,189)	—	(203,189)
S&P 500 Index	3-Month USD-LIBOR + 0.130%	Z	MSC	08/15/19	34,097,730	(461,309)	—	(461,309)
Russell 1000 Index	3-Month USD-LIBOR + 0.310%	Z	BOA	11/15/19	30,501,803	(491,843)	—	(491,843)
MSCI Canada Index	3-Month USD-LIBOR - 0.460%	Z	SGN	11/15/19	17,636,258	(96,673)	—	(96,673)
MSCI EAFE Index	3-Month USD-LIBOR - 0.270%	Z	BOA	03/19/20	19,334,556	(192,690)	—	(192,690)
MSCI Pacific Index	3-Month USD-LIBOR - 0.110%	Z	BRC	03/19/20	34,086,854	(211,635)	—	(211,635)
MSCI Europe Index	3-Month USD-LIBOR - 0.350%	Z	SGN	03/19/20	42,910,158	(520,347)	—	(520,347)

						$13,370,653	$—	$13,370,653

Total Swap Agreements						($4,544,833)	$—	($4,544,833)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF MULTI-ASSET FUND

Schedule of Investments (Continued)

March 31, 2019

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
OTC Swap Agreements
Assets	$—	$25,819,943
Liabilities	—	(30,364,776)

	$—	($4,544,833)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$451,802,872	$—	$451,802,872	$—
	Asset-Backed Securities	242,331,280	—	242,331,280	—
	U.S. Treasury Obligations	440,719,517	—	440,719,517	—
	Short-Term Investment	6,804,165	6,804,165	—	—
	Derivatives:
	Equity Contracts
	Futures	23,735	23,735	—	—
	Swaps	25,819,943	—	25,819,943	—

	Total Equity Contracts	25,843,678	23,735	25,819,943	—

	Total Assets - Derivatives	25,843,678	23,735	25,819,943	—

	Total Assets	1,167,501,512	6,827,900	1,160,673,612	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(36,945)	(36,945)	—	—
	Swaps	(30,364,776)	—	(30,364,776)	—

	Total Equity Contracts	(30,401,721)	(36,945)	(30,364,776)	—

	Total Liabilities - Derivatives	(30,401,721)	(36,945)	(30,364,776)	—

	Total Liabilities	(30,401,721)	(36,945)	(30,364,776)	—

	Total	$1,137,099,791	$6,790,955	$1,130,308,836	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 96.3%

Basic Materials - 0.7%

Orion Engineered Carbons SA (Luxembourg)	25,195	$478,453

Communications - 5.4%

A10 Networks Inc *	107,956	765,408
Criteo SA ADR (France) *	24,218	485,087
Extreme Networks Inc *	88,224	660,798
Finisar Corp *	35,887	831,502
Houghton Mifflin Harcourt Co *	73,989	537,900
Scholastic Corp	13,620	541,531

		3,822,226

Consumer, Cyclical - 12.9%

Bloomin’ Brands Inc	31,893	652,212
BMC Stock Holdings Inc *	27,577	487,286
Citi Trends Inc	27,710	535,080
Cooper-Standard Holdings Inc *	9,850	462,556
Dana Inc	21,135	374,935
El Pollo Loco Holdings Inc *	33,905	441,104
Hawaiian Holdings Inc	28,395	745,369
Knoll Inc	27,394	518,021
Red Robin Gourmet Burgers Inc *	22,752	655,485
REV Group Inc	53,082	581,248
Signet Jewelers Ltd	18,753	509,331
Skechers U.S.A. Inc ‘A’ *	19,779	664,772
SkyWest Inc	17,704	961,150
Taylor Morrison Home Corp ‘A’ *	53,568	950,832
Tower International Inc	26,080	548,462

		9,087,843

Consumer, Non-Cyclical - 9.1%

Booz Allen Hamilton Holding Corp	9,561	555,877
Cott Corp	56,020	818,452
Fresh Del Monte Produce Inc	21,320	576,280
ICON PLC (Ireland) *	5,122	699,563
Molina Healthcare Inc *	6,336	899,459
Nomad Foods Ltd (United Kingdom) *	53,154	1,086,999
Sotheby’s *	18,455	696,676
Tivity Health Inc *	1,313	23,056
Viad Corp	9,379	527,944
WellCare Health Plans Inc *	1,994	537,881

		6,422,187

Energy - 7.4%

Dril-Quip Inc *	12,650	580,002
Helix Energy Solutions Group Inc *	66,084	522,724
MRC Global Inc *	44,397	776,060
Oasis Petroleum Inc *	80,160	484,166
Oil States International Inc *	28,952	491,026
Patterson-UTI Energy Inc	43,670	612,253
QEP Resources Inc *	96,550	752,124
RPC Inc	42,031	479,574
SM Energy Co	31,674	553,978

		5,251,907

Financial - 30.2%

1st Source Corp	11,735	527,019
Armada Hoffler Properties Inc REIT	44,946	700,708
Associated Banc-Corp	36,740	784,399
BankUnited Inc	27,543	919,936
City Office REIT Inc	69,859	790,105
Cousins Properties Inc REIT	50,805	490,776
Empire State Realty Trust Inc ‘A’ REIT	49,071	775,322
Essent Group Ltd *	19,824	861,353
First American Financial Corp	15,065	775,847

	Shares	Value
Heritage Financial Corp	26,824	$808,475
IBERIABANK Corp	12,947	928,429
Independence Realty Trust Inc REIT	89,164	962,080
Independent Bank Group Inc	16,732	858,184
Kemper Corp	7,235	550,873
National Storage Affiliates Trust REIT	32,047	913,660
Sandy Spring Bancorp Inc	24,206	757,164
Selective Insurance Group Inc	12,795	809,668
STAG Industrial Inc REIT	37,963	1,125,603
State Auto Financial Corp	11,480	377,922
Sterling Bancorp	50,060	932,618
Synovus Financial Corp	22,460	771,726
Texas Capital Bancshares Inc *	15,631	853,296
TriCo Bancshares	18,499	726,826
Umpqua Holdings Corp	49,390	814,935
Webster Financial Corp	15,853	803,272
WSFS Financial Corp	21,955	847,463
Zions Bancorp NA	19,037	864,470

		21,332,129

Industrial - 11.8%

AAR Corp	16,715	543,405
Air Transport Services Group Inc *	18,199	419,487
Atlas Air Worldwide Holdings Inc *	10,426	527,139
Columbus Mckinnon Corp	12,392	425,665
Control4 Corp *	39,608	670,563
Covenant Transportation Group Inc ‘A’ *	18,575	352,553
EnerSys	6,041	393,632
Granite Construction Inc	11,647	502,568
Graphic Packaging Holding Co	69,149	873,352
Kennametal Inc	2,000	73,500
Oshkosh Corp	4,745	356,492
Primoris Services Corp	31,832	658,286
Regal Beloit Corp	8,120	664,784
Terex Corp	13,586	436,518
Trinseo SA	16,159	732,003
TTM Technologies Inc *	9,120	106,978
Tutor Perini Corp *	35,310	604,507

		8,341,432

Technology - 13.9%

CommVault Systems Inc *	9,455	612,117
CSG Systems International Inc	13,036	551,423
Kulicke & Soffa Industries Inc (Singapore)	43,690	965,986
Luxoft Holding Inc *	21,694	1,273,655
MagnaChip Semiconductor Corp (South Korea) *	92,555	684,907
MaxLinear Inc *	27,868	711,470
Nanometrics Inc *	17,924	553,493
NCR Corp *	35,659	973,134
NetScout Systems Inc *	30,643	860,149
Unisys Corp *	48,130	561,677
Verint Systems Inc *	20,320	1,216,355
WNS Holdings Ltd ADR (India) *	16,357	871,337

		9,835,703

Utilities - 4.9%

Black Hills Corp	11,602	859,360
PNM Resources Inc	19,494	922,846
Portland General Electric Co	17,784	921,923
Southwest Gas Holdings Inc	8,800	723,888

		3,428,017

Total Common Stocks (Cost $60,861,701)		67,999,897

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF SMALL-CAP VALUE FUND

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value

SHORT-TERM INVESTMENT - 3.5%

Money Market Fund - 3.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	2,472,973	$2,472,973

Total Short-Term Investment (Cost $2,472,973)		2,472,973

TOTAL INVESTMENTS - 99.8% (Cost $63,334,674)		70,472,870

OTHER ASSETS & LIABILITIES, NET - 0.2%		144,676

NET ASSETS - 100.0%		$70,617,546

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	30.2%
Technology	13.9%
Consumer, Cyclical	12.9%
Industrial	11.8%
Consumer, Non-Cyclical	9.1%
Energy	7.4%
Communications	5.4%
Utilities	4.9%
Short-Term Investment	3.5%
Others (each less than 3.0%)	0.7%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$67,999,897	$67,999,897	$—	$—
	Short-Term Investment	2,472,973	2,472,973	—	—

	Total	$70,472,870	$70,472,870	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments

March 31, 2019

	Shares	Value
PREFERRED STOCKS - 1.4%

Brazil - 1.4%

Itau Unibanco Holding SA ADR	70,200	$618,462
Lojas Americanas SA	296,618	1,261,366

		1,879,828

India - 0.0%

Zee Entertainment Enterprises Ltd 6.000% due 03/05/22	708,924	56,386

Total Preferred Stocks (Cost $1,616,422)		1,936,214

COMMON STOCKS - 96.7%

Argentina - 1.2%

MercadoLibre Inc *	3,130	1,589,195

Brazil - 3.3%

Atacadao Distribuicao Comercio e Industria Ltda	308,900	1,584,993
B3 SA - Brasil Bolsa Balcao	227,953	1,856,064
StoneCo Ltd ‘A’ *	2,530	104,008
Vale SA ADR	68,640	896,438

		4,441,503

Chile - 1.2%

Banco de Chile	1,386,585	204,110
SACI Falabella	193,108	1,435,884

		1,639,994

China - 25.9%

Alibaba Group Holding Ltd ADR *	50,102	9,141,110
China International Capital Corp Ltd ‘H’ ~	291,200	675,989
Dong-E-E-Jiao Co Ltd ‘A’	93,600	658,983
Huazhu Group Ltd ADR	85,477	3,602,001
Innovent Biologics Inc * ~	61,500	224,699
Jiangsu Hengrui Medicine Co Ltd ‘A’	387,307	3,761,850
Meituan Dianping ‘B’ *	357,000	2,412,950
Pinduoduo Inc ADR *	14,410	357,368
Ping An Healthcare and Technology Co Ltd * ~	9,048	51,182
Ping An Insurance Group Co of China Ltd ‘A’	123,175	1,411,138
Shanghai Junshi Biosciences Co Ltd ‘H’ * ~	51,000	194,256
Sinopharm Group Co Ltd ‘H’	409,400	1,706,943
Sunny Optical Technology Group Co Ltd	68,800	824,801
Tencent Holdings Ltd	113,322	5,211,429
Tencent Music Entertainment Group ADR *	31	561
Wuxi Biologics Cayman Inc * ~	87,000	847,502
Yum China Holdings Inc	48,690	2,186,668
ZTO Express Cayman Inc ADR	79,100	1,445,948

		34,715,378

Colombia - 0.5%

Grupo Aval Acciones y Valores SA ADR	92,199	718,230

Egypt - 0.5%

Commercial International Bank Egypt SAE	156,036	614,129

France - 6.4%

Kering SA	9,847	5,648,289
LVMH Moet Hennessy Louis Vuitton SE	7,786	2,867,860

		8,516,149

Hong Kong - 6.5%

AIA Group Ltd	416,400	4,163,904
Hong Kong Exchanges & Clearing Ltd	70,927	2,478,085

	Shares	Value
Hutchison China MediTech Ltd ADR *	12,440	$380,415
Jardine Strategic Holdings Ltd	45,770	1,716,825

		8,739,229

India - 11.3%

Bandhan Bank Ltd ~	23,306	176,784
Biocon Ltd	82,647	729,185
Cholamandalam Investment and Finance Co Ltd	23,559	494,032
Housing Development Finance Corp Ltd	173,633	4,931,687
Kotak Mahindra Bank Ltd	224,734	4,330,093
Oberoi Realty Ltd	35,987	274,489
Odisha Cement Ltd *	22,888	326,924
Tata Consultancy Services Ltd	56,928	1,645,338
UltraTech Cement Ltd	12,248	707,239
Zee Entertainment Enterprises Ltd	233,554	1,503,197

		15,118,968

Indonesia - 1.1%

P.T. Bank Central Asia Tbk	382,200	745,819
P.T. Indocement Tunggal Prakarsa Tbk	426,200	657,008

		1,402,827

Italy - 1.5%

Moncler SPA	19,789	798,681
PRADA SPA	407,000	1,213,244

		2,011,925

Mexico - 6.4%

Alsea SAB de CV	237,890	498,080
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ‘B’	423,811	578,830
Fomento Economico Mexicano SAB de CV	236,199	2,177,238
Fomento Economico Mexicano SAB de CV ADR	10,520	970,786
Grupo Aeroportuario del Sureste SAB de CV ‘B’	41,108	664,327
Grupo Financiero Inbursa SAB de CV ‘O’	704,391	974,740
Grupo Mexico SAB de CV ‘B’	730,984	2,001,236
Wal-Mart de Mexico SAB de CV	261,798	699,872

		8,565,109

Peru - 1.3%

Credicorp Ltd	7,150	1,715,643

Philippines - 3.6%

Ayala Corp	25,590	458,275
Ayala Land Inc	1,061,200	908,042
BDO Unibank Inc	54,640	139,466
Jollibee Foods Corp	123,910	748,038
SM Investments Corp	90,697	1,614,923
SM Prime Holdings Inc	1,248,670	949,387

		4,818,131

Russia - 7.9%

LUKOIL PJSC ADR	15,521	1,391,695
MMC Norilsk Nickel PJSC	1,064	222,144
MMC Norilsk Nickel PJSC ADR	6,457	136,372
Novatek PJSC GDR ~	31,170	5,344,319
Polyus PJSC GDR ~	8,300	341,130
Sberbank of Russia PJSC	397,063	1,297,042
Yandex NV ‘A’ *	52,510	1,803,193

		10,535,895

South Africa - 2.3%

FirstRand Ltd	465,281	2,037,318
Shoprite Holdings Ltd	93,561	1,030,767
Steinhoff International Holdings NV *	369,477	48,141

		3,116,226

South Korea - 4.0%

Amorepacific Corp	4,933	821,052
AMOREPACIFIC Group	4,297	264,043

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
LG Household & Health Care Ltd	1,372	$1,714,511
NAVER Corp	2,333	255,329
Samsung Biologics Co Ltd * ~	3,427	967,333
Samsung Electronics Co Ltd	35,182	1,387,681

		5,409,949

Switzerland - 3.7%

Glencore PLC	1,201,026	4,977,270

Taiwan - 5.2%

Taiwan Semiconductor Manufacturing Co Ltd	869,995	6,967,841

Thailand - 0.5%

The Siam Commercial Bank PCL	147,400	613,217

Turkey - 1.4%

Akbank T.A.S.	645,765	735,288
Anadolu Efes Biracilik Ve Malt Sanayii AS	130,442	410,434
BIM Birlesik Magazalar AS	22,526	307,861
Turkiye Garanti Bankasi AS	292,791	440,464

		1,894,047

United Arab Emirates - 1.0%

DP World Ltd	46,714	747,424
Emaar Properties PJSC	429,824	549,974

		1,297,398

Total Common Stocks (Cost $84,091,128)		129,418,253

SHORT-TERM INVESTMENT - 2.1%

Money Market Fund - 2.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	2,754,867	2,754,867

Total Short-Term Investment (Cost $2,754,867)		2,754,867

TOTAL INVESTMENTS - 100.2% (Cost $88,462,417)		134,109,334

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(222,550)

NET ASSETS - 100.0%		$133,886,784

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	26.2%
Consumer, Cyclical	18.1%
Communications	16.7%
Consumer, Non-cyclical	13.5%
Technology	7.5%
Basic Materials	6.4%
Energy	5.0%
Industrial	3.5%
Others (each less than 3.0%)	3.3%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	As of March 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	25.9%
India	11.3%
Russia	7.9%
Hong Kong	6.5%
Mexico	6.4%
France	6.4%
Taiwan	5.2%
Brazil	4.7%
South Korea	4.0%
Switzerland	3.7%
Philippines	3.6%
Others (each less than 3.0%)	14.6%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EMERGING MARKETS FUND

Schedule of Investments (Continued)

March 31, 2019

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$1,936,214	$1,936,214	$—	$—
	Common Stocks
	Argentina	1,589,195	1,589,195	—	—
	Brazil	4,441,503	4,441,503	—	—
	Chile	1,639,994	1,435,884	204,110	—
	China	34,715,378	16,927,351	17,788,027	—
	Colombia	718,230	718,230	—	—
	Egypt	614,129	—	614,129	—
	France	8,516,149	—	8,516,149	—
	Hong Kong	8,739,229	380,415	8,358,814	—
	India	15,118,968	326,924	14,792,044	—
	Indonesia	1,402,827	—	1,402,827	—
	Italy	2,011,925	—	2,011,925	—
	Mexico	8,565,109	8,565,109	—	—
	Peru	1,715,643	1,715,643	—	—
	Philippines	4,818,131	748,038	4,070,093	—
	Russia	10,535,895	1,939,565	8,596,330	—
	South Africa	3,116,226	48,141	3,068,085	—
	South Korea	5,409,949	—	5,409,949	—
	Switzerland	4,977,270	—	4,977,270	—
	Taiwan	6,967,841	—	6,967,841	—
	Thailand	613,217	—	613,217	—
	Turkey	1,894,047	307861	1,586,186	—
	United Arab Emirates	1,297,398	747,424	549,974	—

	Total Common Stocks	129,418,253	39,891,283	89,526,970	—

	Short-Term Investment	2,754,867	2,754,867	—	—

	Total	$134,109,334	$44,582,364	$89,526,970	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 98.0%

Australia - 1.7%

Amcor Ltd	24,814	$271,500
Rio Tinto PLC	12,123	704,630

		976,130

Belgium - 1.4%

KBC Group NV	11,668	815,724

Brazil - 0.5%

Ambev SA ADR	74,793	321,610

Canada - 3.5%

Canadian National Railway Co	13,633	1,219,881
Suncor Energy Inc	24,527	794,900

		2,014,781

China - 2.2%

Baidu Inc ADR *	2,374	391,354
Yum China Holdings Inc	20,451	918,454

		1,309,808

Denmark - 2.5%

Carlsberg AS ‘B’	3,359	420,037
Novo Nordisk AS ‘B’	20,098	1,050,429

		1,470,466

France - 15.5%

Air Liquide SA	10,929	1,390,847
Danone SA	9,747	750,532
Dassault Systemes SE	2,255	336,106
Engie SA	41,156	613,756
EssilorLuxottica SA	5,404	590,335
Hermes International	313	206,666
L’Oreal SA	2,662	716,857
Legrand SA	7,425	497,106
LVMH Moet Hennessy Louis Vuitton SE	3,752	1,381,995
Pernod Ricard SA	6,425	1,153,683
Schneider Electric SE	17,476	1,371,673

		9,009,556

Germany - 8.7%

Bayer AG	16,077	1,035,234
Beiersdorf AG	10,700	1,113,937
Deutsche Boerse AG	2,931	375,814
Merck KGaA	5,419	618,695
MTU Aero Engines AG	1,442	326,847
ProSiebenSat.1 Media SE	18,027	256,650
SAP SE	11,704	1,353,042

		5,080,219

Hong Kong - 2.7%

AIA Group Ltd	159,826	1,598,223

India - 3.2%

Housing Development Finance Corp Ltd	22,441	637,390
Tata Consultancy Services Ltd	41,749	1,206,633

		1,844,023

Ireland - 0.4%

Ryanair Holdings PLC ADR *	2,776	208,033

Israel - 1.2%

Check Point Software Technologies Ltd *	5,533	699,869

	Shares	Value
Italy - 2.1%

Eni SPA	35,941	$635,028
Intesa Sanpaolo SPA	237,158	578,791

		1,213,819

Japan - 14.0%

Daikin Industries Ltd	8,300	975,621
Denso Corp	13,100	511,807
FANUC Corp	2,800	478,838
Hoya Corp	21,200	1,404,230
Japan Tobacco Inc	28,000	693,499
Kubota Corp	50,400	732,578
Kyocera Corp	13,000	765,477
Olympus Corp	98,800	1,074,867
Shin-Etsu Chemical Co Ltd	4,200	353,425
Terumo Corp	37,200	1,138,532

		8,128,874

Netherlands - 3.6%

Akzo Nobel NV	9,900	879,455
ING Groep NV	55,230	669,242
Randstad NV	10,989	536,573

		2,085,270

Singapore - 1.5%

DBS Group Holdings Ltd	46,800	873,610

Spain - 2.0%

Amadeus IT Group SA	14,701	1,178,275

Sweden - 0.9%

Essity AB ‘B’	17,256	497,979

Switzerland - 13.0%

Julius Baer Group Ltd	6,981	282,397
Nestle SA	24,167	2,304,333
Novartis AG	12,148	1,167,660
Roche Holding AG	6,311	1,739,027
Sika AG	3,086	431,584
UBS Group AG	75,613	917,454
Zurich Insurance Group AG	2,163	716,032

		7,558,487

Taiwan - 1.4%

Taiwan Semiconductor Manufacturing Co Ltd ADR	19,442	796,344

United Kingdom - 15.2%

Barclays PLC	165,329	333,019
Compass Group PLC	49,611	1,167,274
Diageo PLC	26,950	1,102,855
Experian PLC	41,780	1,130,797
Just Eat PLC *	32,242	315,503
Linde PLC	3,926	691,262
Prudential PLC	18,136	363,547
Reckitt Benckiser Group PLC	9,022	750,838
RELX PLC *	30,480	651,501
RELX PLC	14,414	308,451
Rolls-Royce Holdings PLC *	51,486	606,333
Smiths Group PLC	21,013	393,214
Tesco PLC	138,111	417,995
WPP PLC	57,330	605,640

		8,838,229

United States - 0.8%

QIAGEN NV *	11,523	467,745

Total Common Stocks (Cost $38,953,283)		56,987,074

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INTERNATIONAL LARGE-CAP FUND

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
SHORT-TERM INVESTMENT - 0.5%

Money Market Fund - 0.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	271,176	$271,176

Total Short-Term Investment (Cost $271,176)		271,176

TOTAL INVESTMENTS - 98.5% (Cost $39,224,459)		57,258,250

OTHER ASSETS & LIABILITIES, NET - 1.5%		893,910

NET ASSETS - 100.0%		$58,152,160

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	37.4%
Industrial	16.3%
Financial	14.0%
Technology	9.6%
Consumer, Cyclical	7.6%
Basic Materials	6.9%
Others (each less than 3.0%)	6.7%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	As of March 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	15.5%
United Kingdom	15.2%
Japan	14.0%
Switzerland	13.0%
Germany	8.7%
Netherlands	3.6%
Canada	3.5%
India	3.2%
Others (each less than 3.0%)	21.8%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$976,130	$—	$976,130	$—
	Belgium	815,724	—	815,724	—
	Brazil	321,610	321,610	—	—
	Canada	2,014,781	2,014,781	—	—
	China	1,309,808	1,309,808	—	—
	Denmark	1,470,466	—	1,470,466	—
	France	9,009,556	—	9,009,556	—
	Germany	5,080,219	—	5,080,219	—
	Hong Kong	1,598,223	—	1,598,223	—
	India	1,844,023	—	1,844,023	—
	Ireland	208,033	208,033	—	—
	Israel	699,869	699,869	—	—
	Italy	1,213,819	—	1,213,819	—
	Japan	8,128,874	—	8,128,874	—
	Netherlands	2,085,270	—	2,085,270	—
	Singapore	873,610	—	873,610	—
	Spain	1,178,275	—	1,178,275	—
	Sweden	497,979	—	497,979	—
	Switzerland	7,558,487	—	7,558,487	—
	Taiwan	796,344	796,344	—	—
	United Kingdom	8,838,229	—	8,838,229	—
	United States	467,745	—	467,745	—

	Total Common Stocks	56,987,074	5,350,445	51,636,629	—

	Short-Term Investment	271,176	271,176	—	—

	Total	$57,258,250	$5,621,621	$51,636,629	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 98.1%

Australia - 2.7%

Accent Group Ltd	78,925	$80,792
Ansell Ltd	4,750	85,819
Australian Pharmaceutical Industries Ltd	34,050	36,694
Aveo Group »	54,968	76,951
Charter Hall Long Wale REIT	37,084	120,128
Charter Hall Retail REIT	32,885	108,678
Mayne Pharma Group Ltd *	94,152	46,571
Perseus Mining Ltd *	252,616	82,502
Sandfire Resources NL	23,536	115,680
Shopping Centres Australasia Property Group REIT	62,080	116,426

		870,241

Austria - 0.2%

AT&S Austria Technologie & Systemtechnik AG	4,089	70,321

Belgium - 0.9%

Barco NV	1,182	181,226
Fagron	6,142	110,387

		291,613

Canada - 10.7%

AGF Management Ltd ‘B’	21,600	87,444
Alaris Royalty Corp	7,300	115,152
Artis REIT	9,900	82,306
Baytex Energy Corp *	49,876	84,722
Boardwalk REIT	3,000	91,548
Canfor Corp *	7,300	74,838
Choice Properties REIT	10,200	107,316
CI Financial Corp	5,900	80,530
Corus Entertainment Inc	24,800	109,863
Crescent Point Energy Corp	23,100	74,848
CT REIT	8,900	95,637
Detour Gold Corp *	10,247	96,156
Dundee Precious Metals Inc *	40,200	133,263
Empire Co Ltd ‘A’	6,100	132,056
Enerplus Corp	20,000	167,621
Genworth MI Canada Inc	4,842	146,708
Gluskin Sheff + Associates Inc	9,900	106,308
Granite REIT	3,100	148,116
Hudbay Minerals Inc	14,700	105,051
Medical Facilities Corp	8,200	108,180
New Gold Inc *	104,600	89,231
Parex Resources Inc *	9,300	145,588
Points International Ltd *	6,100	81,984
Polaris Infrastructure Inc	14,900	126,215
Precision Drilling Corp *	30,100	71,401
Seven Generations Energy Ltd ‘A’ *	12,700	91,709
Sherritt International Corp *	216,900	68,169
SmartCentres REIT	4,400	115,272
Superior Plus Corp	13,800	118,240
TransAlta Corp	20,800	152,846
Trevali Mining Corp *	300,000	89,797
Trican Well Service Ltd *	35,700	34,195
WestJet Airlines Ltd	6,700	97,415

		3,429,725

China - 0.4%

Gemdale Properties & Investment Corp Ltd	999,886	127,575

Denmark - 1.3%

Alm Brand AS	11,512	99,346
D/S Norden AS *	5,920	80,555
Royal Unibrew AS	1,964	145,043
Spar Nord Bank AS	11,086	97,186

		422,130

	Shares	Value
Egypt - 0.2%

Centamin PLC	60,081	$69,663

Finland - 1.1%

Finnair OYJ	13,109	118,074
Outotec OYJ *	23,609	103,712
Valmet OYJ	4,689	118,802

		340,588

France - 5.2%

Alstom SA	4,159	180,343
Alten SA	1,505	161,139
Arkema SA	1,029	98,165
Beneteau SA	5,091	59,705
Casino Guichard Perrachon SA	2,745	119,012
Eiffage SA	2,087	200,620
Eramet	1,690	94,074
Eutelsat Communications SA	4,464	78,174
Ipsen SA	1,101	150,982
IPSOS	2,941	73,652
Kaufman & Broad SA	2,448	100,023
Nexity SA	2,272	110,895
Rexel SA	8,497	95,892
Rothschild & Co	2,514	80,014
Teleperformance	345	62,020

		1,664,710

Germany - 5.3%

Bauer AG	4,214	72,591
CECONOMY AG *	11,960	63,593
Covestro AG ~	1,788	98,647
CTS Eventim AG & Co KGaA	1,385	65,670
DIC Asset AG	9,941	111,960
Hamburger Hafen und Logistik AG	3,500	79,968
HOCHTIEF AG	1,346	195,025
Jenoptik AG	6,100	227,753
LEG Immobilien AG	1,977	242,947
Salzgitter AG	2,345	67,918
Siltronic AG	926	81,687
Software AG	2,955	100,023
TAG Immobilien AG	6,804	168,045
Talanx AG	3,265	126,012

		1,701,839

Hong Kong - 1.9%

Cathay Pacific Airways Ltd	64,000	112,027
Champion REIT	112,000	97,032
Dah Sing Financial Holdings Ltd	17,000	89,304
Kerry Properties Ltd	36,000	160,950
Melco International Development Ltd	41,000	96,185
SmarTone Telecommunications Holdings Ltd	56,715	61,677

		617,175

Israel - 1.8%

AudioCodes Ltd	8,903	123,217
CyberArk Software Ltd *	1,256	149,527
Gazit-Globe Ltd	11,368	91,468
Nova Measuring Instruments Ltd *	4,465	112,429
Silicom Ltd *	2,700	103,275

		579,916

Italy - 3.5%

A2A SPA	109,319	199,737
Banca IFIS SPA	4,849	80,071
Cairo Communication SPA	22,348	94,542
DiaSorin SPA	1,248	125,876
El.En. SPA	4,911	103,646
ERG SPA	6,801	128,806
Fincantieri SPA	56,949	70,100

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
Iren SPA	47,451	$121,138
Rizzoli Corriere Della Sera Mediagroup SPA *	67,088	96,008
Unieuro SPA * ~	6,000	88,859

		1,108,783

Japan - 23.7%

Asahi Co Ltd	6,800	94,147
Asahi Diamond Industrial Co Ltd	14,000	96,841
Avex Inc	6,200	82,798
Capcom Co Ltd	8,600	193,018
Citizen Watch Co Ltd	15,500	86,613
cocokara fine Inc	1,800	71,607
Daiho Corp	3,900	114,189
DMG Mori Co Ltd	8,300	103,188
Financial Products Group Co Ltd	9,700	79,636
First-corp Inc	11,500	84,918
Foster Electric Co Ltd	6,600	99,424
Fudo Tetra Corp	5,200	67,852
Glory Ltd	4,600	110,586
Goldcrest Co Ltd	9,400	127,082
Kaken Pharmaceutical Co Ltd	1,700	77,433
Kinden Corp	5,300	87,949
Kito Corp	6,000	90,913
Kobe Bussan Co Ltd	4,600	174,746
Kureha Corp	2,500	140,446
Look Holdings Inc	7,126	97,765
Marvelous Inc	10,100	78,475
Megmilk Snow Brand Co Ltd	3,500	85,364
Meidensha Corp	7,300	100,392
Meitec Corp	3,100	141,210
Mitsui E&S Holdings Co Ltd *	8,400	79,417
Mitsui Matsushima Holdings Co Ltd	7,800	86,887
Morinaga & Co Ltd	1,900	82,630
Nagase & Co Ltd	12,600	181,411
NichiiGakkan Co Ltd	7,332	86,469
Nihon Unisys Ltd	8,400	223,010
Nippon Carbon Co Ltd	1,900	84,716
Nippon Electric Glass Co Ltd	3,000	79,708
Nippon Piston Ring Co Ltd	8,100	115,225
NIPPON REIT Investment Corp	39	150,316
Nippon Steel Corp	4,430	78,414
Nippon Thompson Co Ltd	21,125	97,561
Nippon Yakin Kogyo Co Ltd	54,500	124,230
Nissin Kogyo Co Ltd	6,300	79,113
Nojima Corp	5,500	100,020
North Pacific Bank Ltd	30,200	75,667
Obara Group Inc	2,600	86,336
OSJB Holdings Corp	34,900	87,433
Rengo Co Ltd	13,300	124,935
Restar Holdings Corp	3,200	59,326
Riken Vitamin Co Ltd	3,600	114,252
Roland DG Corp	3,600	75,848
Ryobi Ltd	5,600	125,978
Sanken Electric Co Ltd	3,000	55,872
Sankyu Inc	2,100	102,641
Seven Bank Ltd	32,300	95,485
Shinoken Group Co Ltd	10,600	71,735
Ship Healthcare Holdings Inc	4,400	180,991
Sinanen Holdings Co Ltd	3,900	74,129
Sojitz Corp	24,300	85,861
Sumitomo Mitsui Construction Co Ltd	16,000	111,623
Sumitomo Seika Chemicals Co Ltd	2,400	88,457
Tachi-S Co Ltd	6,500	93,211
Takara Leben Co Ltd	17,100	53,206
The Oita Bank Ltd	2,900	90,735
The Okinawa Electric Power Co Inc	8,706	148,262
TOA ROAD Corp	3,600	94,418
Tocalo Co Ltd	7,300	57,733
Toho Holdings Co Ltd	6,400	159,977
Toho Zinc Co Ltd	2,400	68,027

	Shares	Value
Tokyu Construction Co Ltd	10,200	$76,605
Topy Industries Ltd	3,900	78,177
Tosei Corp	17,400	157,683
Toyo Construction Co Ltd	23,300	90,061
Toyota Boshoku Corp	5,200	78,832
Ube Industries Ltd	2,700	55,672
Unipres Corp	5,400	84,576
Unitika Ltd *	15,100	58,135
V Technology Co Ltd	700	89,075
Wacom Co Ltd	23,500	99,274
Yuasa Trading Co Ltd	6,100	172,324

		7,558,271

Jordan - 0.5%

Hikma Pharmaceuticals PLC	6,895	161,029

Malta - 0.3%

Kindred Group PLC SDR	10,241	102,734

Netherlands - 3.9%

Aalberts Industries NV	3,707	128,326
ASR Nederland NV	5,522	230,083
BE Semiconductor Industries NV	2,967	79,210
Boskalis Westminster	3,395	87,888
Flow Traders ~	2,526	69,649
Heijmans NV *	9,578	95,828
Intertrust NV ~	6,321	119,243
Koninklijke Volkerwessels NV	3,598	74,183
OCI NV *	2,341	64,490
SBM Offshore NV	8,057	153,481
Signify NV ~	4,956	132,592

		1,234,973

New Zealand - 0.5%

Air New Zealand Ltd	41,810	72,234
Z Energy Ltd	19,707	84,073

		156,307

Norway - 0.8%

Aker Solutions ASA *	17,817	90,092
Norway Royal Salmon ASA	3,406	78,980
Norwegian Finans Holding ASA *	11,374	88,429

		257,501

Peru - 0.3%

Hochschild Mining PLC	39,298	105,685

Portugal - 0.3%

Sonae SGPS SA	89,239	92,384

Singapore - 0.3%

IGG Inc	67,000	93,046

South Korea - 5.7%

Binggrae Co Ltd	1,300	76,848
Chong Kun Dang Pharmaceutical Corp	1	90
Dong-A ST Co Ltd	1,141	96,997
Doosan Bobcat Inc	2,715	73,977
DY POWER Corp	5,883	85,276
GS Engineering & Construction Corp	2,239	84,240
Handsome Co Ltd	2,890	113,426
Huchems Fine Chemical Corp	5,565	109,368
Hyundai Marine & Fire Insurance Co Ltd	4,695	156,884
Korea Petrochemical Ind Co Ltd	508	70,431
Kumho Petrochemical Co Ltd	1,276	107,227

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
LG Uplus Corp	10,894	$148,366
Moorim P&P Co Ltd	15,847	79,456
OCI Co Ltd	969	79,532
SFA Engineering Corp	3,509	134,106
Silicon Works Co Ltd	2,115	78,925
SK Discovery Co Ltd	2,819	65,889
SL Corp	4,911	95,298
Soulbrain Co Ltd	1,766	82,329
Value Added Technology Co Ltd	3,868	82,384

		1,821,049

Spain - 2.9%

Atlantica Yield PLC	5,882	114,464
Bankinter SA	17,756	135,332
Construcciones y Auxiliar de Ferrocarriles SA	3,310	159,165
Enagas SA	7,780	226,496
Faes Farma SA	25,208	106,604
Sacyr SA	33,000	83,574
Talgo SA * ~	13,258	85,756

		911,391

Sweden - 3.4%

Betsson AB *	11,489	87,183
Evolution Gaming Group AB ~	1,821	143,702
Fastighets AB Balder *	2,925	93,834
Hemfosa Fastigheter AB	16,931	148,691
JM AB	5,996	107,513
NetEnt AB *	20,268	73,645
Nobina AB ~	9,373	60,427
Nyfosa AB *	16,931	101,433
SSAB AB ‘A’	32,965	118,738
Wihlborgs Fastigheter AB	10,910	148,804

		1,083,970

Switzerland - 6.0%

Adecco Group AG	1,809	96,609
Baloise Holding AG	1,051	173,704
Cembra Money Bank AG	1,439	136,173
Coca-Cola HBC AG	6,397	218,134
Emmi AG	161	141,728
Forbo Holding AG	70	109,874
Julius Baer Group Ltd	4,702	190,206
Logitech International SA	3,770	148,057
PSP Swiss Property AG	1,738	188,889
Siegfried Holding AG	357	128,225
Sonova Holding AG	1,224	242,560
Tecan Group AG	618	145,954

		1,920,113

Tanzania - 0.3%

Acacia Mining PLC *	31,708	81,291

United Kingdom - 12.8%

Aggreko PLC	8,555	87,805
Auto Trader Group PLC ~	22,698	154,379
Barratt Developments PLC	8,727	68,170
Bellway PLC	5,355	212,446
Charter Court Financial Services Group PLC ~	30,495	131,865
Cobham PLC *	91,005	130,892
Computacenter PLC	8,703	125,425
Dialog Semiconductor PLC *	4,028	122,844
Drax Group PLC	28,180	138,951
EI Group PLC *	62,035	172,099
Fevertree Drinks PLC	3,874	152,478
Great Portland Estates PLC REIT	17,025	165,602
Gulf Keystone Petroleum Ltd *	32,731	108,255
Hansteen Holdings PLC REIT	88,190	111,877
Inchcape PLC	9,828	73,128
Intermediate Capital Group PLC	7,339	101,941

	Shares	Value
International Personal Finance PLC	31,062	$78,770
J D Wetherspoon PLC	7,389	126,072
Keller Group PLC	13,168	105,825
Man Group PLC	29,607	52,447
OneSavings Bank PLC	25,380	126,886
Paragon Banking Group PLC	20,981	119,098
Playtech PLC	23,173	131,323
QinetiQ Group PLC	45,074	177,005
Redrow PLC *	15,232	119,355
Rightmove PLC	22,345	148,579
Safestore Holdings PLC REIT	26,388	205,012
Saga PLC	72,082	104,399
Spirent Communications PLC	66,136	123,868
Stagecoach Group PLC	36,558	73,137
Tate & Lyle PLC	15,046	142,311
WH Smith PLC	6,648	183,918

		4,076,162

United States - 1.2%

Argonaut Gold Inc *	54,300	76,390
BRP Inc	4,300	119,313
IMAX Corp *	5,077	115,147
Viemed Healthcare Inc *	13,500	66,573

		377,423

Total Common Stocks (Cost $29,968,829)		31,327,608

SHORT-TERM INVESTMENT - 1.1%

Money Market Fund - 1.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	362,848	362,848

Total Short-Term Investment (Cost $362,848)		362,848

TOTAL INVESTMENTS - 99.2% (Cost $30,331,677)		31,690,456

OTHER ASSETS & LIABILITIES, NET - 0.8%		243,212

NET ASSETS - 100.0%		$31,933,668

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	22.1%
Industrial	17.9%
Consumer, Cyclical	15.3%
Consumer, Non-Cyclical	13.4%
Basic Materials	8.6%
Technology	7.7%
Energy	4.8%
Communications	4.4%
Utilities	3.7%
Others (each less than 3.0%)	1.3%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INTERNATIONAL SMALL-CAP FUND

Schedule of Investments (Continued)

March 31, 2019

(b)	As of March 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.7%
United Kingdom	12.8%
Canada	10.7%
Switzerland	6.0%
South Korea	5.7%
Germany	5.3%
France	5.2%
Netherlands	3.9%
Italy	3.5%
Sweden	3.4%
Others (each less than 3.0%)	19.0%

99.2%
Other Assets & Liabilities, Net	0.8%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$870,241	$—	$870,241	$—
	Austria	70,321		70,321	—
	Belgium	291,613	—	291,613	—
	Canada	3,429,725	3,429,725	—	—
	China	127,575	—	127,575	—
	Denmark	422,130	—	422,130	—
	Egypt	69,663	—	69,663
	Finland	340,588	—	340,588	—
	France	1,664,710	119,012	1,545,698	—
	Germany	1,701,839	257,240	1,444,599	—
	Hong Kong	617,175	—	617,175	—
	Israel	579,916	488,448	91,468	—
	Italy	1,108,783	—	1,108,783	—
	Japan	7,558,271	—	7,558,271	—
	Jordan	161,029	—	161,029
	Malta	102,734	—	102,734	—
	Netherlands	1,234,973	206,775	1,028,198	—
	New Zealand	156,307	—	156,307	—
	Norway	257,501	78,980	178,521	—
	Peru	105,685	—	105,685
	Portugal	92,384	—	92,384
	Singapore	93,046	—	93,046	—
	South Korea	1,821,049	190,274	1,630,775	—
	Spain	911,391	114,464	796,927	—
	Sweden	1,083,970	101,433	982,537	—
	Switzerland	1,920,113	—	1,920,113	—
	Tanzania	81,291	—	81,291	—
	United Kingdom	4,076,162	1,127,099	2,949,063	—
	United States	377,423	377,423	—	—

	Total Common Stocks	31,327,608	6,490,873	24,836,735	—

	Short-Term Investment	362,848	362,848	—	—

	Total	$31,690,456	$6,853,721	$24,836,735	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments

March 31, 2019

	Shares	Value
PREFERRED STOCKS - 0.3%

Brazil - 0.3%

Telefonica Brasil SA	17,845	$216,491

Total Preferred Stocks (Cost $200,774)		216,491

COMMON STOCKS - 95.9%

Argentina - 0.5%

YPF SA ADR	25,498	357,227

Belgium - 1.2%

Ageas	15,503	747,815

Canada - 2.3%

ARC Resources Ltd	23,587	160,971
Barrick Gold Corp	48,215	660,979
Cameco Corp	16,386	193,191
Eldorado Gold Corp *l	—	1
Kinross Gold Corp *	90,199	310,285
Tourmaline Oil Corp	10,136	156,551

		1,481,978

China - 5.4%

China Mobile Ltd	84,723	864,542
China Telecom Corp Ltd ‘H’	1,501,743	835,606
China Unicom Hong Kong Ltd	786,067	1,000,841
Dongfeng Motor Group Co Ltd ‘H’	776,191	778,688

		3,479,677

Denmark - 1.3%

AP Moller - Maersk AS ‘B’	646	819,030

Finland - 0.5%

Nokia OYJ	57,213	325,922

France - 11.6%

Air France-KLM *	13,358	150,234
Alstom SA	13,476	584,348
BNP Paribas SA	21,546	1,025,340
Cie de Saint-Gobain	32,144	1,165,514
Engie SA	44,125	658,033
Renault SA	10,230	676,387
Rexel SA	54,067	610,164
Societe Generale SA	27,349	790,212
TOTAL SA	33,501	1,864,317

		7,524,549

Germany - 3.1%

CECONOMY AG	37,460	199,179
E.ON SE	41,533	462,191
METRO AG	36,038	598,544
RWE AG	23,296	625,552
Salzgitter AG	4,774	138,268

		2,023,734

India - 0.8%

Canara Bank *	67,196	282,378
NTPC Ltd	135,775	263,815

		546,193

	Shares	Value

Ireland - 1.0%

Bank of Ireland Group PLC	104,751	$625,158

Italy - 7.0%

Assicurazioni Generali SPA	50,633	938,767
BPER Banca	104,644	428,219
Eni SPA	85,199	1,505,348
Saipem SPA *	134,928	714,520
UniCredit SPA	75,708	972,512

		4,559,366

Japan - 26.5%

Benesse Holdings Inc	5,329	138,678
Canon Inc	19,638	570,190
Chiyoda Corp	24,328	58,165
Citizen Watch Co Ltd	57,235	319,827
Dai-ichi Life Holdings Inc	41,549	578,417
DeNA Co Ltd	21,872	329,702
Eisai Co Ltd	6,813	383,346
Fuji Media Holdings Inc	12,000	165,764
Fujitsu Ltd	7,990	577,834
Gree Inc	52,192	213,629
Hitachi Metals Ltd	37,583	437,852
Honda Motor Co Ltd	48,968	1,330,009
Ibiden Co Ltd	19,153	291,881
Inpex Corp	70,750	673,039
JGC Corp	35,933	479,116
JSR Corp	43,747	680,623
Mitsubishi Estate Co Ltd	29,600	537,090
Mitsubishi Heavy Industries Ltd	16,522	687,545
Mitsubishi UFJ Financial Group Inc	232,962	1,152,182
Mizuho Financial Group Inc	591,182	914,838
Nikon Corp	21,439	303,118
Nippon Television Holdings Inc	22,834	342,795
Nomura Holdings Inc	169,900	613,960
Shimamura Co Ltd	6,110	517,833
Sumitomo Mitsui Financial Group Inc	30,690	1,074,724
Sumitomo Mitsui Trust Holdings Inc	20,952	752,996
T&D Holdings Inc	83,804	882,522
Takeda Pharmaceutical Co Ltd	27,562	1,128,726
THK Co Ltd	9,700	240,913
Yahoo Japan Corp	350,178	858,865

		17,236,179

Netherlands - 4.2%

ING Groep NV	74,035	897,108
PostNL NV	109,374	279,668
Royal Dutch Shell PLC ‘B’	49,651	1,569,257

		2,746,033

Norway - 0.8%

Norsk Hydro ASA	134,241	545,932

Russia - 2.5%

Gazprom PJSC ADR	178,126	805,129
LUKOIL PJSC ADR	5,244	468,866
Sberbank of Russia PJSC ADR	27,184	358,285

		1,632,280

South Africa - 3.2%

Anglo American Platinum Ltd	4,136	211,153
Anglo American PLC	34,725	928,773
Gold Fields Ltd ADR	162,482	606,058
Impala Platinum Holdings Ltd *	58,826	249,658
MTN Group Ltd	11,995	73,834

		2,069,476

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2019

	Shares	Value
South Korea - 3.9%

KB Financial Group Inc	17,893	$662,080
Kia Motors Corp	16,812	523,949
KT Corp ADR	59,968	746,002
Shinhan Financial Group Co Ltd	16,871	626,457

		2,558,488

Spain - 0.9%

CaixaBank SA	178,491	558,176

Sweden - 0.7%

Telefonaktiebolaget LM Ericsson ‘B’	48,252	444,492

Switzerland - 5.7%

Adecco Group AG	18,655	996,263
Julius Baer Group Ltd	16,556	669,726
LafargeHolcim Ltd	17,840	882,057
UBS Group AG	93,241	1,131,344

		3,679,390

Taiwan - 1.0%

MediaTek Inc	38,643	355,296
Shin Kong Financial Holding Co Ltd	1,019,394	300,741

		656,037

United Kingdom - 11.8%

AstraZeneca PLC	3,897	311,066
BP PLC	183,642	1,333,519
BT Group PLC	244,411	710,096
Centrica PLC	383,535	571,316
HSBC Holdings PLC	171,597	1,394,380
J Sainsbury PLC	189,457	581,382
Kingfisher PLC	216,043	662,546
Land Securities Group PLC REIT	32,043	381,505
Marks & Spencer Group PLC	145,297	527,326
Standard Chartered PLC	103,804	800,161
The British Land Co PLC REIT	47,852	367,392

		7,640,689

Total Common Stocks (Cost $62,516,150)		62,257,821

	Shares	Value
SHORT-TERM INVESTMENT - 2.3%

Money Market Fund - 2.3%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	1,494,462	$1,494,462

Total Short-Term Investment (Cost $1,494,462)		1,494,462

TOTAL INVESTMENTS - 98.5% (Cost $64,211,386)		63,968,774

OTHER ASSETS & LIABILITIES, NET - 1.5%		987,555

NET ASSETS - 100.0%		$64,956,329

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	31.5%
Energy	14.8%
Communications	10.1%
Consumer, Cyclical	9.7%
Industrial	8.9%
Basic Materials	7.6%
Consumer, Non-cyclical	6.4%
Utilities	4.0%
Technology	3.2%
Others (each less than 3.0%)	2.3%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)	As of March 31, 2019, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	26.5%
United Kingdom	11.8%
France	11.6%
Italy	7.0%
Switzerland	5.7%
China	5.4%
Netherlands	4.2%
South Korea	3.9%
South Africa	3.2%
Germany	3.1%
Others (each less than 3.0%)	16.1%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF INTERNATIONAL VALUE FUND

Schedule of Investments (Continued)

March 31, 2019

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Assets	Preferred Stocks	$216,491	$216,491	$—	$—
	Common Stocks
	Argentina	357,227	357,227	—	—
	Belgium	747,815	—	747,815	—
	Canada	1,481,978	1,481,978	—	—
	China	3,479,677	—	3,479,677	—
	Denmark	819,030	—	819,030	—
	Finland	325,922	—	325,922	—
	France	7,524,549	—	7,524,549	—
	Germany	2,023,734	199,179	1,824,555	—
	India	546,193	—	546,193	—
	Ireland	625,158	—	625,158	—
	Italy	4,559,366	—	4,559,366	—
	Japan	17,236,179	—	17,236,179	—
	Netherlands	2,746,033	—	2,746,033	—
	Norway	545,932	—	545,932	—
	Russia	1,632,280	1,632,280		—
	South Africa	2,069,476	606,058	1,463,418	—
	South Korea	2,558,488	746,002	1,812,486	—
	Spain	558,176	—	558,176	—
	Sweden	444,492	—	444,492	—
	Switzerland	3,679,390	—	3,679,390	—
	Taiwan	656,037	—	656,037	—
	United Kingdom	7,640,689	—	7,640,689	—

	Total Common Stocks	62,257,821	5,022,724	57,235,097	—

	Short-Term Investment	1,494,462	1,494,462	—	—

	Total	$63,968,774	$6,733,677	$57,235,097	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF REAL ESTATE FUND

Schedule of Investments

March 31, 2019

	Shares	Value
COMMON STOCKS - 99.4%

Consumer, Cyclical - 3.6%

Extended Stay America Inc	31,622	$567,615
Hilton Grand Vacations Inc *	23,225	716,491
Hilton Worldwide Holdings Inc	19,716	1,638,597

		2,922,703

Financial - 93.5%

Alexandria Real Estate Equities Inc REIT	25,900	3,692,304
American Homes 4 Rent ‘A’ REIT	65,494	1,488,024
American Tower Corp REIT	3,775	743,902
Apartment Investment & Management Co ‘A’ REIT	51,927	2,611,409
AvalonBay Communities Inc REIT	25,557	5,130,057
Boston Properties Inc REIT	18,442	2,469,015
Corporate Office Properties Trust REIT	21,814	595,522
Crown Castle International Corp REIT	6,070	776,960
CubeSmart REIT	40,896	1,310,308
Duke Realty Corp REIT	40,162	1,228,154
EPR Properties REIT	21,968	1,689,339
Equinix Inc REIT	10,495	4,755,914
Equity LifeStyle Properties Inc REIT	11,951	1,365,999
Equity Residential REIT	11,784	887,571
Essex Property Trust Inc REIT	12,406	3,588,311
Extra Space Storage Inc REIT	26,423	2,692,768
First Industrial Realty Trust Inc REIT	20,667	730,785
HCP Inc REIT	30,692	960,660
Healthcare Trust of America Inc ‘A’ REIT	82,077	2,346,581
Hudson Pacific Properties Inc REIT	30,061	1,034,700
Invitation Homes Inc REIT	148,049	3,602,032
Kilroy Realty Corp REIT	24,598	1,868,464
Physicians Realty Trust REIT	35,836	674,075
Prologis Inc REIT	85,915	6,181,584
Public Storage REIT	6,409	1,395,752
Regency Centers Corp REIT	44,901	3,030,368
Sabra Health Care REIT Inc	28,785	560,444
Simon Property Group Inc REIT	21,824	3,976,551
Spirit Realty Capital Inc REIT	31,058	1,233,934
STORE Capital Corp REIT	75,269	2,521,512
Sun Communities Inc REIT	19,489	2,309,836
Sunstone Hotel Investors Inc REIT	94,215	1,356,696
Tanger Factory Outlet Centers Inc REIT	21,572	452,581
Taubman Centers Inc REIT	14,641	774,216
Terreno Realty Corp REIT	17,914	753,105
VICI Properties Inc REIT	46,417	1,015,604
Welltower Inc REIT	53,337	4,138,951
Weyerhaeuser Co REIT	19,191	505,491

		76,449,479

	Shares	Value
Technology - 2.3%

InterXion Holding NV (Netherlands) *	27,710	$1,849,088

Total Common Stocks (Cost $69,714,310)		81,221,270

SHORT-TERM INVESTMENT - 0.5%

Money Market Fund - 0.5%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	391,136	391,136

Total Short-Term Investment (Cost $391,136)		391,136

TOTAL INVESTMENTS - 99.9% (Cost $70,105,446)		81,612,406

OTHER ASSETS & LIABILITIES, NET - 0.1%		100,217

NET ASSETS - 100.0%		$81,712,623

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS-Apartments	21.2%
REITS-Diversified	13.1%
REITS-Office Property	11.8%
REITS-Health Care	10.6%
REITS-Warehouse/Industrial	9.4%
REITS-Storage	6.6%
REITS-Regional Malls	6.4%
REITS-Single Tenant	4.6%
REITS-Manufactured Homes	4.5%
REITS-Shopping Centers	3.7%
Hotels & Motels	3.6%
Others (each less than 3.0%)	3.9%

99.4%
Short-Term Investment	0.5%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$81,221,270	$81,221,270	$—	$—
	Short-Term Investment	391,136	391,136	—	—

	Total	$81,612,406	$81,612,406	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments

March 31, 2019

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS - 8.7%

U.S. Treasury Notes - 8.7%

0.750% due 08/15/19 ‡	$3,900,000	$3,875,016

Total U.S. Treasury Obligations (Cost $3,874,025)		3,875,016

FOREIGN GOVERNMENT BONDS & NOTES - 43.0%

Canada - 7.7%

Canadian Government 1.250% due 02/01/20	CAD 4,600,000	3,430,474

France - 6.5%

French Republic Government OAT 1.000% due 05/25/19 ~	EUR 2,600,000	2,922,656

Germany - 15.2%

Bundesrepublik Deutschland Bundesanleihe 3.250% due 01/04/20 ~	5,850,000	6,757,995

Sweden - 5.6%

Sweden Government International 1.500% due 07/25/19 ~	$2,500,000	2,492,475

United Kingdom - 8.0%

United Kingdom Gilt 1.750% due 07/22/19 ~	GBP 2,730,000	3,566,658

Total Foreign Government Bonds & Notes (Cost $19,480,443)		19,170,258

	Shares	Value
SHORT-TERM INVESTMENT - 50.2%

Money Market Fund - 50.2%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	22,337,764	$22,337,764

Total Short-Term Investment (Cost $22,337,764)		22,337,764

TOTAL INVESTMENTS - 101.9% (Cost $45,692,232)		45,383,038

DERIVATIVES - 0.6%
(See Note (c) in Notes to Schedule of Investments)		257,745

OTHER ASSETS & LIABILITIES, NET - (2.5%)		(1,103,628)

NET ASSETS - 100.0%		$44,537,155

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investment	50.2%
Foreign Government Bonds & Notes	43.0%
U.S. Treasury Obligations	8.7%

	101.9%
Derivatives	0.6%
Other Assets & Liabilities, Net	(2.5%	)

	100.0%

(b)	As of March 31, 2019, an investment with a value of $654,701 was fully or partially segregated with the broker(s)/custodian as collateral for forward foreign currency contracts.

(c)	Forward foreign currency contracts outstanding as of March 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	2,200,000	USD	1,560,845	04/19	GSC	$1,683	$—
CAD	1,820,000	USD	1,366,039	04/19	CIB	—	(3,651)
CHF	1,570,000	USD	1,571,918	04/19	SSB	6,831	—
COP	12,456,342,000	USD	3,940,322	04/19	JPM	—	(36,360)
JPY	1,802,100,000	USD	16,268,772	04/19	SSB	11,154	—
KRW	1,771,000,000	USD	1,566,286	04/19	SSB	—	(6,946)
MXN	315,000,000	USD	16,034,859	04/19	GSC	158,264	—
MYR	17,342,000	USD	4,236,472	04/19	CIB	12,120	—
NOK	71,930,000	USD	8,199,366	04/19	JPM	144,828	—
NZD	5,305,000	USD	3,642,652	04/19	BRC	—	(29,061)
NZD	385,000	USD	262,614	04/19	SSB	—	(364)
SEK	147,580,000	USD	15,633,574	04/19	JPM	255,859	—
THB	26,740,000	USD	844,722	04/19	MSC	—	(1,831)
USD	8,243,652	AUD	11,740,000	04/19	SSB	—	(94,563)
USD	11,475,095	CAD	15,425,000	04/19	MSC	—	(71,520)
USD	8,273,574	CHF	8,330,000	04/19	SSB	—	(102,845)
USD	609,868	COP	1,895,776,000	04/19	GSC	15,710	—
USD	1,601,082	EUR	1,410,000	04/19	CIB	17,602	—
USD	1,472,085	EUR	1,310,000	04/19	MSC	909	—
USD	264,447	GBP	200,000	04/19	CIB	3,777	—
USD	3,369,694	GBP	2,570,000	04/19	SSB	20,096	—
USD	2,661,608	JPY	296,300,000	04/19	SSB	—	(15,126)
USD	8,315,576	KRW	9,444,000,000	04/19	SSB	269	—
USD	2,801,448	MXN	53,450,000	04/19	GSC	53,757	—
USD	865,554	MYR	3,528,000	04/19	GSC	1,235	—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF CURRENCY STRATEGIES FUND

Schedule of Investments (Continued)

March 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	1,663,683	NOK	14,230,000	04/19	MSC	$12,941	$—
USD	23,947,455	NZD	35,315,000	04/19	SSB	—	(107,959)
USD	2,479,359	SEK	22,870,000	04/19	JPM	17,024	—
USD	4,213,409	THB	133,860,000	04/19	BRC	—	(6,088)

Total Forward Foreign Currency Contracts						$734,059	($476,314)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	U.S. Treasury Obligations	$3,875,016	$—	$3,875,016	$—
	Foreign Government Bonds & Notes	19,170,258	—	19,170,258	—
	Short-Term Investment	22,337,764	22,337,764	—	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	734,059	—	734,059	—

	Total Assets	46,117,097	22,337,764	23,779,333	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(476,314)	—	(476,314)

	Total Liabilities	(476,314)	—	(476,314)	—

	Total	$45,640,783	$22,337,764	$23,303,019	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments

March 31, 2019

	Shares	Value
SHORT-TERM INVESTMENTS - 77.0%

Money Market Fund - 29.1%

BlackRock Liquidity Funds T-Fund Portfolio ‘Institutional’ 2.370%	10,997,036	$10,997,036

	Principal Amount
U.S. Treasury Bills - 47.9%

2.301% due 04/25/19	$5,933,000	5,923,764
2.315% due 04/18/19	5,002,000	4,996,358
2.422% due 09/12/19 ‡	3,129,000	3,095,334
2.427% due 08/01/19 ‡	1,052,000	1,043,533
2.434% due 09/19/19 ‡	3,129,000	3,093,735

		18,152,724

Total Short-Term Investments (Cost $29,146,740)		29,149,760

TOTAL INVESTMENTS - 77.0% (Cost $29,146,740)		29,149,760

DERIVATIVES - (0.5%)
(See Notes (c) through (e) in Notes to Schedule of Investments)		(201,545)

OTHER ASSETS & LIABILITIES, NET - 23.5%		8,922,256

NET ASSETS - 100.0%		$37,870,471

Notes to Schedule of Investments

(a)	As of March 31, 2019, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	77.0%
Derivatives	(0.5%	)
Other Assets & Liabilities, Net	23.5%

	100.0%

(b)

As of March 31, 2019, investments with a total aggregate value of $2,414,677 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currencies contracts, and swap agreements.

(c)	Open futures contracts outstanding as of March 31, 2019 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AEX Index	04/19	2	$239,545	$245,862	$6,317
CAC 40 Index	04/19	12	714,500	719,225	4,725
DAX Index	06/19	2	652,963	646,944	(6,019)
FTSE 100 Index	06/19	12	1,106,154	1,127,120	20,966
FTSE MIB Index	06/19	1	114,870	116,332	1,462
Hang Seng Index	04/19	1	182,931	185,205	2,274
IBEX 35 Index	04/19	2	204,658	206,143	1,485
MSCI SGX Index	04/19	2	52,946	53,082	136
OMX Index	04/19	13	215,554	216,205	651
S&P 500 E-Mini Index	06/19	84	11,711,440	11,918,760	207,320
S&P/TSE 60 Index	06/19	1	143,587	143,241	(346)
SPI 200 Index	06/19	5	548,463	547,715	(748)
TOPIX Index	06/19	9	1,296,388	1,292,791	(3,597)

Total Futures Contracts					$234,626

(d)	Forward foreign currency contracts outstanding as of March 31, 2019 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	324,997	USD	231,645	06/19	CIT	$—	($533)
AUD	325,003	USD	231,650	06/19	JPM	—	(533)
CAD	453,000	USD	341,452	06/19	CIT	—	(1,781)
CAD	453,000	USD	341,453	06/19	JPM	—	(1,782)
CHF	294,000	USD	296,286	06/19	CIT	1,260	—
CHF	294,000	USD	296,279	06/19	JPM	1,267	—
DKK	411,500	USD	63,092	06/19	CIT	—	(805)
DKK	411,500	USD	63,120	06/19	JPM	—	(833)
EUR	945,511	USD	1,080,722	06/19	CIT	—	(12,770)
EUR	945,489	USD	1,080,698	06/19	JPM	—	(12,771)
GBP	440,501	USD	583,249	06/19	CIT	—	(7,188)
GBP	440,499	USD	583,247	06/19	JPM	—	(7,189)
HKD	1,071,500	USD	136,957	06/19	CIT	—	(127)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
HKD	1,071,500	USD	136,957	06/19	JPM	$—	($127)
ILS	67,501	USD	18,819	06/19	CIT	—	(132)
ILS	67,499	USD	18,819	06/19	JPM	—	(132)
JPY	90,130,500	USD	818,073	06/19	CIT	345	—
JPY	90,130,500	USD	818,074	06/19	JPM	344	—
NOK	190,512	USD	22,238	06/19	CIT	—	(80)
NOK	190,488	USD	22,235	06/19	JPM	—	(80)
NZD	10,994	USD	7,529	06/19	CIT	—	(30)
NZD	11,006	USD	7,537	06/19	JPM	—	(31)
SEK	792,500	USD	85,925	06/19	CIT	—	(163)
SEK	792,500	USD	85,932	06/19	JPM	—	(169)
SGD	64,000	USD	47,452	06/19	CIT	—	(156)
SGD	64,000	USD	47,452	06/19	JPM	—	(156)
USD	4,245	AUD	6,000	06/19	CIT	—	(22)
USD	4,245	AUD	6,000	06/19	JPM	—	(22)
USD	6,720	CAD	9,000	06/19	CIT	—	(29)
USD	6,720	CAD	9,000	06/19	JPM	—	(29)
USD	5,031	CHF	5,000	06/19	CIT	—	(29)
USD	5,031	CHF	5,000	06/19	JPM	—	(29)
USD	1,993	DKK	13,000	06/19	CIT	25	—
USD	1,993	DKK	13,000	06/19	JPM	25	—
USD	14,250	EUR	12,500	06/19	CIT	131	—
USD	14,250	EUR	12,500	06/19	JPM	131	—
USD	17,169	GBP	13,000	06/19	CIT	168	—
USD	17,169	GBP	13,000	06/19	JPM	168	—
USD	1,661	HKD	13,000	06/19	CIT	1	—
USD	1,661	HKD	13,000	06/19	JPM	1	—
USD	696	ILS	2,500	06/19	CIT	4	—
USD	696	ILS	2,500	06/19	JPM	4	—
USD	24,100	JPY	2,672,000	06/19	CIT	—	(162)
USD	24,100	JPY	2,672,000	06/19	JPM	—	(162)
USD	289	NOK	2,500	06/19	CIT	—	(1)
USD	289	NOK	2,500	06/19	JPM	—	(1)
USD	1,296	SEK	12,000	06/19	CIT	—	(2)
USD	1,296	SEK	12,000	06/19	JPM	—	(2)
USD	2,952	SGD	4,000	06/19	CIT	—	(4)
USD	2,952	SGD	4,000	06/19	JPM	—	(4)

Total Forward Foreign Currency Contracts						$3,874	($48,066)

(e)	Swap agreements outstanding as of March 31, 2019 were as follows:

Total Return Basket Swaps

Counterparty	Payment Frequency	Currency	Expiration Dates (1)	Notional Amount Long (2)	Notional Amount Short (2)	Unrealized Appreciation (Depreciation) (3)	Net Dividends and Financing Fees, Including Cash (4)	Net Value of Reference Entities
GSC	M	USD	05/11/23 - 04/03/24	$37,660,275	($33,604,207)	($139,460)	($14,409)	$3,931,017
JPM	M	AUD	04/05/19 - 04/21/20	1,227,430	(1,222,818)	(16,227)	1,744	(13,359)
JPM	M	GBP	04/05/19 - 05/05/20	4,728,046	(4,553,102)	(204,621)	(33,804)	4,127
JPM	M	HKD	05/14/19 - 04/21/20	638,980	(639,867)	(535)	4,386	(5,808)
JPM	M	SGD	09/17/19 - 04/21/20	164,171	(177,449)	15,804	2,376	150
MSC	M	CAD	05/02/19	1,628,045	(1,589,856)	(38,813)	(3,414)	2,790
MSC	M	CHF	05/04/20	1,003,992	(1,033,540)	73,879	46,839	(2,508)
MSC	M	DKK	05/01/20	962,993	(929,975)	71,896	20,943	83,971
MSC	M	EUR	05/04/20	10,658,232	(8,774,100)	135,185	79,362	1,939,955
MSC	M	JPY	05/01/20	8,735,190	(8,543,222)	(203,711)	35,256	(46,999)
MSC	M	NOK	05/04/20	505,055	(404,496)	(23,033)	(10,560)	88,086
MSC	M	SEK	05/04/20	1,049,027	(756,878)	(73,546)	(45,842)	264,445

				$68,961,436	($62,229,510)	($403,182)	$82,877	$6,245,867

(1)	The expiration date(s) of the underlying investments in each basket swap are equal to or fall within the range disclosed.
(2)	Notional amount is representative of the cost basis of the long and short positions.
(3)	Unrealized Appreciation (Depreciation) includes Net Dividends and Financing Fees, Including Cash.
(4)	Net Dividends and Financing Fees, Including Cash, includes the gains (losses) realized within the swap when the swap resets.

The percentages shown below are based on net assets.

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR and the 1-Day USD Federal Funds plus or minus a specified spread (rates range from (0.743%) to 0.250%) as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.

	GSC	05/11/23- 04/03/24

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 100.7%

United States 100.7%

3M Co	611	$126,954
Abbott Laboratories	746	59,635
AbbVie Inc	3,014	242,898
ABIOMED Inc	161	45,980
Accenture PLC ‘A’	477	83,962
Activision Blizzard Inc	1,375	62,604
Acuity Brands Inc	92	11,041
Adobe Inc	983	261,960
Adtalem Global Education Inc	632	29,274
AES Corp	1,794	32,436
Aflac Inc	2,729	136,450
AGCO Corp	378	26,290
Agilent Technologies Inc	3,517	282,696
Air Products & Chemicals Inc	139	26,543
Akamai Technologies Inc	1,154	82,753
Alcoa Corp	2,149	60,516
Alexion Pharmaceuticals Inc	948	128,151
Align Technology Inc	84	23,884
Alkermes PLC	1,968	71,812
Allergan PLC	471	68,959
ALLETE Inc	900	74,007
Allison Transmission Holdings Inc	322	14,464
Alphabet Inc ‘A’	53	62,375
Altria Group Inc	2,610	149,892
Amazon.com Inc	73	129,995
AMC Networks Inc ‘A’	1,649	93,597
Amdocs Ltd	1,802	97,506
Ameren Corp	1,464	107,677
American Eagle Outfitters Inc	1,906	42,256
American Electric Power Co Inc	1,452	121,605
American Financial Group Inc	153	14,720
Ameriprise Financial Inc	345	44,195
Amgen Inc	994	188,840
Anadarko Petroleum Corp	1,321	60,079
ANSYS Inc	345	63,035
Anthem Inc	295	84,659
Apple Hospitality Inc REIT	464	7,563
Apple Inc	1,151	218,632
Applied Materials Inc	3,232	128,181
Aramark	221	6,531
Archer-Daniels-Midland Co	2,185	94,239
Armstrong World Industries Inc	214	16,996
Arrow Electronics Inc	914	70,433
Aspen Technology Inc	880	91,749
Associated Banc-Corp	3,824	81,642
Assured Guaranty Ltd	4,412	196,025
Athene Holding Ltd ‘A’	5,063	206,570
Autodesk Inc	330	51,421
Automatic Data Processing Inc	263	42,012
AutoZone Inc	162	165,907
AvalonBay Communities Inc REIT	181	36,332
Avangrid Inc	363	18,277
Avery Dennison Corp	851	96,163
Avnet Inc	2,361	102,397
Axis Capital Holdings Ltd	723	39,606
Bank of America Corp	2,761	76,176
Baxter International Inc	2,336	189,940
Bed Bath & Beyond Inc	3,907	66,380
Belden Inc	323	17,345
Berry Global Group Inc	469	25,265
Best Buy Co Inc	1,431	101,687
Biogen Inc	2,012	475,597
Bio-Rad Laboratories Inc ‘A’	335	102,403
Booking Holdings Inc	35	61,072
Booz Allen Hamilton Holding Corp	1,693	98,431
Boston Properties Inc REIT	218	29,186

Referenced Entity	Shares	Value
Boston Scientific Corp	2,737	$105,046
Brandywine Realty Trust REIT	515	8,168
Brinker International Inc	1,568	69,588
Bristol-Myers Squibb Co	4,459	212,739
Brixmor Property Group Inc REIT	2,498	45,888
Broadridge Financial Solutions Inc	1,634	169,429
Bruker Corp	6,720	258,317
Brunswick Corp	1,575	79,270
Cable One Inc	13	12,758
Cabot Corp	278	11,573
CACI International Inc ‘A’	36	6,553
Cadence Design Systems Inc	2,907	184,624
Camden Property Trust REIT	129	13,094
Capital One Financial Corp	743	60,696
Capri Holdings Ltd	3,254	148,871
Cardinal Health Inc	3,670	176,711
Carlisle Cos Inc	207	25,382
Caterpillar Inc	205	27,775
CBS Corp ‘B’	4,611	219,161
CDK Global Inc	2,243	131,933
CDW Corp	2,911	280,533
Celanese Corp	837	82,537
Centene Corp	1,553	82,464
CenterPoint Energy Inc	4,502	138,211
Cerner Corp	1,216	69,567
CF Industries Holdings Inc	400	16,352
CH Robinson Worldwide Inc	179	15,571
Charles River Laboratories International Inc	1,796	260,869
Chevron Corp	372	45,823
Ciena Corp	1,250	46,675
Cigna Corp	170	27,339
Cimarex Energy Co	326	22,787
Cirrus Logic Inc	1,669	70,215
Cisco Systems Inc	4,078	220,171
Citigroup Inc	201	12,506
Citizens Financial Group Inc	888	28,860
Citrix Systems Inc	277	27,606
Clean Harbors Inc	796	56,938
CNA Financial Corp	298	12,918
Cognizant Technology Solutions Corp ‘A’	2,411	174,677
Colgate-Palmolive Co	4,193	287,388
Colombia Sportswear Co	542	56,466
Comcast Corp ‘A’	5,392	215,572
Comerica Inc	577	42,306
CommScope Holding Co Inc	4,838	105,130
CommVault Systems Inc	1,608	104,102
Conduent Inc	6,178	85,442
ConocoPhillips	3,329	222,177
Consolidated Edison Inc	1,215	103,044
Constellation Brands Inc ‘A’	275	48,216
CoreLogic Inc	358	13,339
Corporate Office Properties Trust REIT	288	7,862
Crane Co	988	83,605
Cummins Inc	1,098	173,341
Curtiss-Wright Corp	1,212	137,368
Dana Inc	1,402	24,871
Danaher Corp	344	45,415
DaVita Inc	715	38,817
Deckers Outdoor Corp	1,059	155,662
Dell Technologies Inc ‘C’	136	7,982
Delta Air Lines Inc	393	20,298
Deluxe Corp	2,106	92,074
DENTSPLY SIRONA Inc	494	24,497
Devon Energy Corp	1,893	59,743
DexCom Inc	346	41,209
Dick’s Sporting Goods Inc	1,471	54,148
Discover Financial Services	638	45,400
Dollar General Corp	219	26,127
Dominion Energy Inc	114	8,739

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Referenced Entity	Shares	Value
Domtar Corp	1,776	$88,178
Douglas Emmett Inc REIT	160	6,467
Dover Corp	730	68,474
DTE Energy Co	272	33,929
DXC Technology Co	2,228	143,283
Eastman Chemical Co	1,299	98,568
Eaton Corp PLC	2,086	168,048
eBay Inc	5,068	188,226
Ecolab Inc	178	31,424
Edwards Lifesciences Corp	319	61,034
Electronic Arts Inc	945	96,040
EMCOR Group Inc	487	35,590
Emerson Electric Co	2,453	167,957
Entergy Corp	678	64,837
EPAM Systems Inc	52	8,795
Equinix Inc REIT	77	34,893
Equity Residential REIT	159	11,976
Everest Re Group Ltd	50	10,798
Eversource Energy	489	34,695
Exelixis Inc	8,590	204,442
Exelon Corp	9,226	462,499
Expeditors International of Washington Inc	84	6,376
Extended Stay America Inc	487	8,742
F5 Networks Inc	596	93,530
Facebook Inc ‘A’	619	103,181
Fair Isaac Corp	403	109,467
Federated Investors Inc ‘B’	1,643	48,156
FedEx Corp	146	26,486
Fidelity National Financial Inc	1,205	44,043
Fifth Third Bancorp	3,218	81,158
First American Financial Corp	913	47,020
Flex Ltd	9,167	91,670
FLIR Systems Inc	844	40,158
Fluor Corp	773	28,446
Foot Locker Inc	2,636	159,742
Fortinet Inc	2,077	174,406
Franklin Resources Inc	532	17,630
Gardner Denver Holdings Inc	1,399	38,906
General Dynamics Corp	56	9,480
General Electric Co	3,070	30,669
Genpact Ltd	979	34,441
Gilead Sciences Inc	5,178	336,622
Globus Medical Inc ‘A’	974	48,125
GrafTech International Ltd	4,205	53,782
Graham Holdings Co ‘B’	119	81,298
Greif Inc ‘A’	451	18,604
H&R Block Inc	4,278	102,415
Haemonetics Corp	1,277	111,712
HCA Healthcare Inc	1,052	137,160
HD Supply Holdings Inc	277	12,008
Healthcare Trust of America Inc ‘A’ REIT	269	7,691
Helen of Troy Ltd	68	7,885
Herman Miller Inc	4,319	151,942
Hewlett Packard Enterprise Co	1,313	20,260
Hill-Rom Holdings Inc	749	79,289
HollyFrontier Corp	2,773	136,626
Hologic Inc	609	29,476
Honeywell International Inc	2,379	378,071
Host Hotels & Resorts Inc REIT	400	7,560
HP Inc	9,065	176,133
Humana Inc	761	202,426
Huntington Ingalls Industries Inc	923	191,246
Huntsman Corp	984	22,130
IAC/InterActiveCorp	219	46,014
ICU Medical Inc	54	12,924
IDACORP Inc	1,014	100,934
IDEXX Laboratories Inc	133	29,739
Illumina Inc	126	39,147
Incyte Corp	653	56,165
Ingersoll-Rand PLC	1,129	121,876

Referenced Entity	Shares	Value
Ingredion Inc	683	$64,673
Inogen Inc	495	47,208
Insperity Inc	642	79,390
Intel Corp	2,365	127,001
International Business Machines Corp	2,207	311,408
International Paper Co	4,893	226,399
Intuit Inc	1,280	334,605
Ionis Pharmaceuticals Inc	837	67,939
IQVIA Holdings Inc	860	123,711
ITT Inc	1,095	63,510
Jabil Inc	358	9,519
Jazz Pharmaceuticals PLC	622	88,915
John Wiley & Sons Inc ‘A’	1,278	56,513
Johnson & Johnson	1,369	191,373
JPMorgan Chase & Co	482	48,793
Juniper Networks Inc	4,741	125,494
KAR Auction Services Inc	449	23,038
Kennametal Inc	528	19,404
KeyCorp	2,992	47,124
Keysight Technologies Inc	1,980	172,656
Kimberly-Clark Corp	2,589	320,777
KLA-Tencor Corp	568	67,825
Kohl’s Corp	381	26,201
Laboratory Corp of America Holdings	551	84,292
Lam Research Corp	474	84,851
Lamar Advertising Co ‘A’ REIT	98	7,767
Landstar System Inc	127	13,893
Las Vegas Sands Corp	2,657	161,971
Lear Corp	400	54,284
Liberty Media Corp-Liberty SiriusXM	1,942	74,262
Lincoln Electric Holdings Inc	234	19,626
Lincoln National Corp	792	46,490
Lockheed Martin Corp	706	211,913
LogMeIn Inc	292	23,389
Louisiana-Pacific Corp	309	7,533
Lowe’s Cos Inc	227	24,850
Lululemon Athletica Inc	1,032	169,114
LyondellBasell Industries NV ‘A’	2,126	178,754
Macy’s Inc	4,177	100,373
Manhattan Associates Inc	1,253	69,053
ManpowerGroup Inc	1,170	96,747
Marathon Oil Corp	1,060	17,713
Marathon Petroleum Corp	1,322	79,122
Masco Corp	231	9,081
Masimo Corp	1,288	178,105
MAXIMUS Inc	1,078	76,516
McKesson Corp	1,605	187,881
Medical Properties Trust Inc REIT	339	6,275
MEDNAX Inc	2,174	59,068
Medtronic PLC	3,560	324,245
Merck & Co Inc	2,990	248,678
MetLife Inc	4,197	178,666
Micron Technology Inc	3,593	148,499
Microsoft Corp	2,972	350,518
MKS Instruments Inc	981	91,282
Molson Coors Brewing Co ‘B’	184	10,976
Monster Beverage Corp	2,225	121,441
Morgan Stanley	1,402	59,164
Motorola Solutions Inc	444	62,346
MSA Safety Inc	1,576	162,958
MSC Industrial Direct Co Inc ‘A’	422	34,904
Murphy USA Inc	596	51,030
Mylan NV	4,122	116,817
National Instruments Corp	2,281	101,185
NetApp Inc	1,261	87,438
Neurocrine Biosciences Inc	104	9,162
NIKE Inc ‘B’	1,615	135,999
Norfolk Southern Corp	436	81,484
NorthWestern Corp	1,354	95,335
Norwegian Cruise Line Holdings Ltd	950	52,212

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Referenced Entity	Shares	Value
Nu Skin Enterprises Inc ‘A’	1,322	$63,271
Nuance Communications Inc	2,084	35,282
Nucor Corp	1,382	80,640
nVent Electric PLC	2,769	74,708
OGE Energy Corp	720	31,046
Old Republic International Corp	304	6,360
Omnicom Group Inc	717	52,334
ON Semiconductor Corp	818	16,826
Oracle Corp	5,006	268,872
O’Reilly Automotive Inc	247	95,910
Oshkosh Corp	819	61,531
Outfront Media Inc REIT	493	11,536
Packaging Corp of America	1,878	186,636
Palo Alto Networks Inc	76	18,459
Parker-Hannifin Corp	440	75,513
Patterson Cos Inc	360	7,866
Patterson-UTI Energy Inc	2,595	36,382
Paycom Software Inc	293	55,415
PayPal Holdings Inc	316	32,813
Pentair PLC	1,549	68,946
PepsiCo Inc	1,566	191,913
Pfizer Inc	6,649	282,383
Philip Morris International Inc	1,675	148,053
Phillips 66	3,232	307,589
Pilgrim’s Pride Corp	2,266	50,509
Pinnacle West Capital Corp	1,402	134,003
Pitney Bowes Inc	4,618	31,726
PolyOne Corp	882	25,851
Popular Inc	967	50,410
PRA Health Sciences Inc	1,443	159,148
Proofpoint Inc	59	7,164
Prudential Financial Inc	272	24,991
Public Service Enterprise Group Inc	4,208	249,997
PulteGroup Inc	2,681	74,961
PVH Corp	165	20,122
QIAGEN NV	3,890	158,245
Qorvo Inc	639	45,835
QUALCOMM Inc	627	35,758
Qurate Retail Inc	896	14,318
Ralph Lauren Corp	996	129,161
Raymond James Financial Inc	208	16,725
Raytheon Co	1,299	236,522
Regal Beloit Corp	830	67,952
Regeneron Pharmaceuticals Inc	109	44,758
Regions Financial Corp	2,005	28,371
Reinsurance Group of America Inc	1,262	179,179
Reliance Steel & Aluminum Co	947	85,476
Republic Services Inc	899	72,262
Resideo Technologies Inc	2,394	46,180
ResMed Inc	89	9,253
Robert Half International Inc	1,882	122,631
Ross Stores Inc	326	30,351
Sabre Corp	1,980	42,352
salesforce.com Inc	226	35,792
Sally Beauty Holdings Inc	1,560	28,720
Schneider National Inc ‘B’	2,034	42,816
Science Applications International Corp	412	31,703
Seagate Technology PLC	150	7,184
Senior Housing Properties Trust REIT	728	8,576
Service Corp International	1,913	76,807
Signet Jewelers Ltd	586	15,916
Silgan Holdings Inc	1,702	50,430
Simon Property Group Inc REIT	128	23,323
Skechers U.S.A. Inc ‘A’	233	7,831
Skyworks Solutions Inc	1,311	108,131
Snap-on Inc	213	33,339
SolarWinds Corp	1,363	26,606
Sonoco Products Co	1,556	95,741
Southwest Airlines Co	218	11,316
Southwestern Energy Co	6,383	29,936

Referenced Entity	Shares	Value
Spirit AeroSystems Holdings Inc ‘A’	3,276	$299,852
Starbucks Corp	863	64,155
State Street Corp	183	12,043
Steel Dynamics Inc	4,791	168,979
STERIS PLC	104	13,315
Stryker Corp	239	47,207
Symantec Corp	9,479	217,922
Synchrony Financial	6,035	192,517
Synopsys Inc	336	38,690
Sysco Corp	362	24,167
Tapestry Inc	1,931	62,738
Target Corp	981	78,735
TE Connectivity Ltd	1,215	98,111
Tech Data Corp	1,542	157,916
TEGNA Inc	9,342	131,722
Teledyne Technologies Inc	470	111,395
Telephone & Data Systems Inc	1,399	42,991
Texas Instruments Inc	874	92,705
Textron Inc	258	13,070
The Allstate Corp	1,841	173,385
The Boeing Co	614	234,192
The Boston Beer Co Inc ‘A’	259	76,335
The Cooper Cos Inc	22	6,516
The Estee Lauder Cos Inc ‘A’	419	69,365
The Gap Inc	2,486	65,084
The Hartford Financial Services Group Inc	2,542	126,388
The Hershey Co	96	11,024
The Home Depot Inc	541	103,812
The Interpublic Group of Cos Inc	2,277	47,840
The Kroger Co	5,047	124,156
The Michaels Cos Inc	4,311	49,232
The Mosaic Co	370	10,105
The PNC Financial Services Group Inc	700	85,862
The Procter & Gamble Co	4,176	434,513
The Progressive Corp	117	8,435
The Timken Co	1,045	45,583
The TJX Cos Inc	606	32,245
The Travelers Cos Inc	67	9,190
The Ultimate Software Group Inc	233	76,920
The Walt Disney Co	1,055	117,137
Thermo Fisher Scientific Inc	151	41,332
T-Mobile US Inc	1,106	76,425
Toll Brothers Inc	3,068	111,062
Tractor Supply Co	1,132	110,664
TripAdvisor Inc	1,271	65,393
Tupperware Brands Corp	3,279	83,877
Twilio Inc ‘A’	50	6,459
Tyson Foods Inc ‘A’	2,796	194,126
UGI Corp	2,655	147,140
United Continental Holdings Inc	412	32,869
United States Cellular Corp	502	23,047
United Technologies Corp	275	35,445
United Therapeutics Corp	1,892	222,064
Univar Inc	504	11,169
Unum Group	2,473	83,662
Urban Outfitters Inc	3,403	100,865
US Foods Holding Corp	258	9,007
Valero Energy Corp	2,317	196,551
Varian Medical Systems Inc	799	113,234
Veeva Systems Inc ‘A’	270	34,252
Ventas Inc REIT	162	10,337
VeriSign Inc	185	33,589
Verisk Analytics Inc	74	9,842
Verizon Communications Inc	3,439	203,348
Vertex Pharmaceuticals Inc	320	58,864
VF Corp	770	66,921
Viacom Inc ‘B’	5,310	149,052
Vishay Intertechnology Inc	2,471	45,639
VMware Inc ‘A’	334	60,290
Vornado Realty Trust REIT	128	8,632

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Referenced Entity	Shares	Value
Wabtec Corp	7	$519
Walgreens Boots Alliance Inc	133	8,415
Walmart Inc	681	66,418
Waste Management Inc	1,910	198,468
Waters Corp	133	33,478
Weight Watchers International Inc	4,322	87,088
Weingarten Realty Investors REIT	986	28,959
Wells Fargo & Co	1,982	95,770
Werner Enterprises Inc	844	28,823
WESCO International Inc	3,597	190,677
West Pharmaceutical Services Inc	359	39,562
Westrock Co	237	9,089
Whirlpool Corp	170	22,591
World Fuel Services Corp	2,232	64,482
WR Grace & Co	553	43,156
WW Grainger Inc	423	127,293
Wyndham Destinations Inc	196	7,936
Xerox Corp	4,449	142,279
Xilinx Inc	981	124,381
Zebra Technologies Corp ‘A’	636	133,261
Zendesk Inc	113	9,605
Zimmer Biomet Holdings Inc	228	29,116
Zoetis Inc	886	89,194
Zynga Inc ‘A’	25,896	138,026

		38,140,205

Total Long Positions 100.7%		38,140,205

Short Positions: (90.3%)

Argentina (0.1%)

MercadoLibre Inc	45	(22,848)

Bermuda (0.1%)

RenaissanceRe Holdings Ltd	306	(43,911)

Ghana (0.1%)

Kosmos Energy Ltd	8,032	(50,039)

Panama (0.3%)

Copa Holdings SA ‘A’	1,391	(112,129)

Sweden (0.3%)

Autoliv Inc	1,476	(108,530)

United Kingdom (0.4%)

Janus Henderson Group PLC	476	(11,890)
Linde PLC	862	(151,652)

		(163,542)

United States (89.0%)

2U Inc	1,567	(111,022)
Aaron’s Inc	467	(24,564)
Acadia Healthcare Co Inc	5,570	(163,257)
ACI Worldwide Inc	2,111	(69,389)
Adient PLC	9,177	(118,934)
Advanced Micro Devices Inc	4,863	(124,104)
AECOM	889	(26,377)
Agios Pharmaceuticals Inc	2,195	(148,031)
Alaska Air Group Inc	2,100	(117,852)
Albemarle Corp	2,717	(222,740)
Allegheny Technologies Inc	6,680	(170,808)
Allegion PLC	351	(31,839)
Alliant Energy Corp	795	(37,468)
Ally Financial Inc	637	(17,511)
Alnylam Pharmaceuticals Inc	420	(39,249)
AMERCO	30	(11,145)
American Airlines Group Inc	3,856	(122,467)
American Homes 4 Rent ‘A’ REIT	1,416	(32,172)

Referenced Entity	Shares	Value
American International Group Inc	932	($40,132)
American Tower Corp REIT	139	(27,391)
AmerisourceBergen Corp	1,858	(147,748)
Amphenol Corp ‘A’	155	(14,638)
Analog Devices Inc	441	(46,424)
Antero Resources Corp	2,692	(23,770)
AO Smith Corp	521	(27,780)
Apache Corp	1,441	(49,945)
AptarGroup Inc	159	(16,916)
Aptiv PLC	4,160	(330,678)
Arch Capital Group Ltd	315	(10,181)
Arcosa Inc	976	(29,817)
Arista Networks Inc	29	(9,119)
ASGN Inc	655	(41,586)
Atlassian Corp PLC ‘A’	233	(26,187)
AutoNation Inc	1,107	(39,542)
Avanos Medical Inc	776	(33,120)
Avis Budget Group Inc	328	(11,434)
Baker Hughes a GE Co	3,980	(110,326)
Ball Corp	806	(46,635)
BancorpSouth Bank	3,046	(85,958)
Bank of Hawaii Corp	857	(67,592)
Bank OZK	1,441	(41,760)
BB&T Corp	2,007	(93,386)
Becton Dickinson and Co	230	(57,438)
BGC Partners Inc ‘A’	5,439	(28,881)
BioMarin Pharmaceutical Inc	711	(63,158)
Bio-Techne Corp	179	(35,540)
Black Hills Corp	1,323	(97,995)
Bluebird Bio Inc	846	(133,101)
BOK Financial Corp	82	(6,687)
BorgWarner Inc	169	(6,491)
Boyd Gaming Corp	268	(7,332)
Broadcom Inc	110	(33,078)
Brookdale Senior Living Inc	13,080	(86,066)
Brown-Forman Corp ‘B’	981	(51,777)
Bunge Ltd	998	(52,964)
Burlington Stores Inc	298	(46,691)
BWX Technologies Inc	3,313	(164,259)
Caesars Entertainment Corp	8,218	(71,414)
Callon Petroleum Co	21,370	(161,344)
Campbell Soup Co	2,686	(102,417)
CarMax Inc	2,275	(158,795)
Carpenter Technology Corp	284	(13,021)
Cars.com Inc	898	(20,474)
Casey’s General Stores Inc	280	(36,056)
Catalent Inc	1,286	(52,199)
Cathay General Bancorp	932	(31,604)
Cboe Global Markets Inc	157	(14,984)
Centennial Resource Development Inc ‘A’	7,959	(69,960)
CenturyLink Inc	580	(6,954)
Charter Communications Inc ‘A’	543	(188,372)
Cheniere Energy Inc	2,078	(142,052)
Chipotle Mexican Grill Inc	53	(37,646)
Choice Hotels International Inc	109	(8,474)
Chubb Ltd	55	(7,704)
Church & Dwight Co Inc	455	(32,410)
Cincinnati Financial Corp	1,473	(126,531)
CME Group Inc	135	(22,218)
CMS Energy Corp	152	(8,442)
CNX Resources Corp	828	(8,918)
Cognex Corp	3,368	(171,296)
Coherent Inc	563	(79,788)
Colony Capital Inc REIT	31,993	(170,203)
Commerce Bancshares Inc	1,438	(83,490)
Commercial Metals Co	6,779	(115,785)
Compass Minerals International Inc	1,880	(102,216)
Conagra Brands Inc	9,305	(258,121)
Concho Resources Inc	1,291	(143,249)
Copart Inc	3,096	(187,587)
CoStar Group Inc	116	(54,105)
Cousins Properties Inc REIT	5,980	(57,767)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Referenced Entity	Shares	Value
Cree Inc	2,772	( $ 158,614)
Crown Castle International Corp REIT	296	(37,888)
Crown Holdings Inc	888	(48,458)
Cullen/Frost Bankers Inc	1,139	(110,563)
CVS Health Corp	872	(47,027)
Cypress Semiconductor Corp	1,824	(27,214)
CyrusOne Inc REIT	1,683	(88,257)
Deere & Co	970	(155,045)
Delphi Technologies PLC	1,341	(25,828)
Diamond Offshore Drilling Inc	958	(10,049)
Digital Realty Trust Inc REIT	1,506	(179,214)
Discovery Inc ‘A’	2,623	(70,873)
DISH Network Corp ‘A’	2,386	(75,612)
Dolby Laboratories Inc ‘A’	166	(10,453)
Dollar Tree Inc	117	(12,290)
Domino’s Pizza Inc	446	(115,113)
Donaldson Co Inc	252	(12,615)
DowDuPont Inc	4,139	(220,650)
DR Horton Inc	2,083	(86,195)
Dril-Quip Inc	1,900	(87,115)
Duke Energy Corp	199	(17,910)
Dunkin’ Brands Group Inc	2,074	(155,757)
Dycom Industries Inc	1,176	(54,025)
E*TRADE Financial Corp	1,955	(90,771)
Eagle Materials Inc	985	(83,036)
Eaton Vance Corp	1,021	(41,157)
Eldorado Resorts Inc	526	(24,559)
Element Solutions Inc	15,855	(160,136)
Energizer Holdings Inc	1,724	(77,459)
EnerSys	449	(29,257)
Ensco PLC ‘A’	29,236	(114,897)
EOG Resources Inc	375	(35,693)
EQT Corp	1,742	(36,129)
Equifax Inc	117	(13,865)
Equitrans Midstream Corp	2,174	(47,350)
Euronet Worldwide Inc	804	(114,642)
Exact Sciences Corp	305	(26,419)
Expedia Group Inc	105	(12,495)
Extra Space Storage Inc REIT	65	(6,624)
Extraction Oil & Gas Inc	5,645	(23,878)
Fastenal Co	1,367	(87,912)
First Horizon National Corp	3,837	(53,641)
First Republic Bank	4,027	(404,552)
First Solar Inc	2,216	(117,093)
FirstEnergy Corp	2,450	(101,945)
Fiserv Inc	319	(28,161)
Five Below Inc	157	(19,507)
FleetCor Technologies Inc	91	(22,440)
Floor & Decor Holdings Inc ‘A’	2,726	(112,366)
Flowserve Corp	1,153	(52,046)
FMC Corp	473	(36,336)
FNB Corp	7,323	(77,624)
Ford Motor Co	8,697	(76,360)
Fortive Corp	778	(65,266)
Freeport-McMoRan Inc	8,110	(104,538)
Fulton Financial Corp	2,245	(34,753)
Gartner Inc	305	(46,262)
GATX Corp	178	(13,594)
GCI Liberty Inc ‘A’	2,089	(116,169)
General Mills Inc	696	(36,018)
Gentex Corp	1,710	(35,363)
Global Payments Inc	2,435	(332,426)
GoDaddy Inc ‘A’	938	(70,528)
Grand Canyon Education Inc	325	(37,216)
Granite Construction Inc	5,392	(232,665)
Graphic Packaging Holding Co	12,627	(159,479)
GrubHub Inc	1,067	(74,124)
Guidewire Software Inc	730	(70,927)
Hancock Whitney Corp	993	(40,117)
Hanesbrands Inc	3,463	(61,918)
Harley-Davidson Inc	1,751	(62,441)

Referenced Entity	Shares	Value
Harris Corp	474	( $ 75,703)
Hasbro Inc	1,036	(88,081)
Healthcare Realty Trust Inc REIT	374	(12,009)
Healthcare Services Group Inc	2,794	(92,174)
HealthEquity Inc	1,406	(104,016)
HEICO Corp	1,059	(100,467)
Helmerich & Payne Inc	431	(23,946)
Henry Schein Inc	471	(28,312)
Hess Corp	2,228	(134,192)
Hilton Grand Vacations Inc	769	(23,724)
Home BancShares Inc AR	6,344	(111,464)
Hormel Foods Corp	1,088	(48,699)
Hubbell Inc	150	(17,697)
Huntington Bancshares Inc	2,015	(25,550)
Hyatt Hotels Corp ‘A’	202	(14,659)
Insulet Corp	3,082	(293,067)
Integra LifeSciences Holdings Corp	367	(20,449)
International Flavors & Fragrances Inc	2,562	(329,960)
International Game Technology PLC	5,065	(65,794)
Invesco Ltd	2,178	(42,057)
Invitation Homes Inc REIT	2,524	(61,409)
IPG Photonics Corp	1,127	(171,056)
Jack in the Box Inc	337	(27,317)
Jacobs Engineering Group Inc	2,441	(183,539)
JetBlue Airways Corp	580	(9,489)
Johnson Controls International PLC	924	(34,133)
Jones Lang LaSalle Inc	113	(17,422)
KB Home	3,076	(74,347)
Kemper Corp	1,905	(145,047)
Kilroy Realty Corp REIT	111	(8,432)
Kimco Realty Corp REIT	1,213	(22,441)
Kirby Corp	558	(41,911)
Knight-Swift Transportation Holdings Inc	4,663	(152,387)
L Brands Inc	1,155	(31,855)
Legg Mason Inc	2,388	(65,360)
Leggett & Platt Inc	641	(27,063)
Leidos Holdings Inc	359	(23,008)
LendingTree Inc	404	(142,030)
Lennar Corp ‘A’	2,004	(98,376)
Liberty Broadband Corp ‘C’	246	(22,568)
Ligand Pharmaceuticals Inc	639	(80,329)
Lions Gate Entertainment Corp ‘A’	2,315	(36,207)
Littelfuse Inc	686	(125,181)
Live Nation Entertainment Inc	1,468	(93,277)
Livent Corp l	—	(7)
LiveRamp Holdings Inc	258	(14,079)
LKQ Corp	2,940	(83,437)
Loews Corp	1,125	(53,921)
Lumentum Holdings Inc	1,983	(112,119)
Mack-Cali Realty Corp REIT	437	(9,701)
Macquarie Infrastructure Corp	5,524	(227,699)
Markel Corp	149	(148,440)
MarketAxess Holdings Inc	652	(160,444)
Marriott Vacations Worldwide Corp	125	(11,688)
Marsh & McLennan Cos Inc	156	(14,648)
Martin Marietta Materials Inc	1,012	(203,594)
Marvell Technology Group Ltd	10,557	(209,979)
MasTec Inc	3,970	(190,957)
Matador Resources Co	5,925	(114,530)
Mattel Inc	10,297	(133,861)
McCormick & Co Inc	1,442	(217,208)
McDonald’s Corp	168	(31,903)
MDU Resources Group Inc	367	(9,480)
Medidata Solutions Inc	1,256	(91,989)
Mercury General Corp	265	(13,269)
Meredith Corp	3,050	(168,543)
MGM Resorts International	976	(25,044)
Microchip Technology Inc	2,446	(202,920)
Mohawk Industries Inc	396	(49,955)
Molina Healthcare Inc	276	(39,181)
Monolithic Power Systems Inc	491	(66,526)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Referenced Entity	Shares	Value
Murphy Oil Corp	276	( $ 8,087)
Nabors Industries Ltd	14,986	(51,552)
Nasdaq Inc	245	(21,435)
National Fuel Gas Co	981	(59,802)
National Oilwell Varco Inc	3,764	(100,273)
NCR Corp	834	(22,760)
Nektar Therapeutics	546	(18,346)
Netflix Inc	379	(135,136)
NetScout Systems Inc	1,108	(31,102)
New York Community Bancorp Inc	39,110	(452,503)
Newell Brands Inc	12,766	(195,830)
NewMarket Corp	225	(97,551)
Newmont Mining Corp	3,758	(134,424)
News Corp ‘A’	4,082	(50,780)
NextEra Energy Inc	407	(78,681)
NiSource Inc	11,701	(335,351)
Noble Energy Inc	5,911	(146,179)
Nordson Corp	80	(10,602)
Northern Trust Corp	992	(89,687)
NOW Inc	6,848	(95,598)
NRG Energy Inc	1,707	(72,513)
Nutanix Inc ‘A’	605	(22,833)
NuVasive Inc	2,371	(134,649)
NVIDIA Corp	565	(101,451)
Oasis Petroleum Inc	9,773	(59,029)
Oceaneering International Inc	2,912	(45,922)
Okta Inc	381	(31,520)
Olin Corp	1,560	(36,098)
Ollie’s Bargain Outlet Holdings Inc	693	(59,134)
Omega Healthcare Investors Inc REIT	1,963	(74,888)
ONEOK Inc	4,163	(290,744)
Owens Corning	1,534	(72,282)
PacWest Bancorp	2,631	(98,952)
Park Hotels & Resorts Inc REIT	3,709	(115,276)
Parsley Energy Inc ‘A’	480	(9,264)
Pebblebrook Hotel Trust REIT	3,264	(101,380)
Penn National Gaming Inc	1,903	(38,250)
Penske Automotive Group Inc	619	(27,638)
Penumbra Inc	590	(86,736)
People’s United Financial Inc	8,334	(137,011)
PerkinElmer Inc	905	(87,206)
Perrigo Co PLC	756	(36,409)
Pinnacle Financial Partners Inc	4,176	(228,427)
Plantronics Inc	949	(43,758)
Polaris Industries Inc	1,151	(97,179)
Pool Corp	407	(67,143)
Post Holdings Inc	1,333	(145,830)
PotlatchDeltic Corp REIT	1,121	(42,363)
PPG Industries Inc	110	(12,416)
PPL Corp	1,411	(44,785)
Premier Inc ‘A’	3,651	(125,923)
Prestige Consumer Healthcare I	3,389	(101,365)
Primerica Inc	130	(15,880)
Principal Financial Group Inc	2,745	(137,772)
Prologis Inc REIT	122	(8,778)
Prosperity Bancshares Inc	2,305	(159,183)
Pure Storage Inc ‘A’	2,463	(53,669)
Quest Diagnostics Inc	615	(55,301)
Range Resources Corp	8,003	(89,954)
RealPage Inc	301	(18,268)
Realty Income Corp REIT	195	(14,344)
Regency Centers Corp REIT	232	(15,658)
RingCentral Inc ‘A’	155	(16,709)
Royal Gold Inc	954	(86,747)
Sage Therapeutics Inc	186	(29,583)
Sanderson Farms Inc	1,982	(261,307)
SBA Communications Corp REIT	277	(55,306)
Schlumberger Ltd	390	(16,992)
Scientific Games Corp	3,175	(64,834)
Seattle Genetics Inc	1,346	(98,581)
SEI Investments Co	122	(6,375)

Referenced Entity	Shares	Value
Sempra Energy	2,951	( $ 371,413)
Sensata Technologies Holding PLC	1,072	(48,261)
Sensient Technologies Corp	733	(49,690)
ServiceMaster Global Holdings Inc	407	(19,007)
Signature Bank/New York NY	585	(74,921)
Silicon Laboratories Inc	416	(33,638)
Sirius XM Holdings Inc	5,781	(32,778)
SITE Centers Corp REIT	2,597	(35,371)
Six Flags Entertainment Corp	426	(21,023)
SL Green Realty Corp REIT	268	(24,099)
SLM Corp	26,607	(263,675)
Sotheby’s	2,391	(90,260)
Southwest Gas Holdings Inc	524	(43,104)
Spectrum Brands Holdings Inc	416	(22,788)
Sprouts Farmers Market Inc	2,882	(62,078)
Square Inc ‘A’	1,196	(89,604)
SS&C Technologies Holdings Inc	119	(7,579)
Stanley Black & Decker Inc	205	(27,915)
Stericycle Inc	2,282	(124,186)
Sterling Bancorp	14,744	(274,681)
Stifel Financial Corp	3,867	(204,023)
SVB Financial Group	662	(147,202)
Switch Inc ‘A’	8,269	(85,253)
Synaptics Inc	924	(36,729)
Syneos Health Inc	347	(17,961)
SYNNEX Corp	725	(69,158)
Synovus Financial Corp	2,428	(83,426)
Take-Two Interactive Software Inc	236	(22,271)
Targa Resources Corp	1,450	(60,248)
TCF Financial Corp	335	(6,931)
Teleflex Inc	115	(34,748)
Tempur Sealy International Inc	490	(28,258)
Tenet Healthcare Corp	330	(9,517)
Teradyne Inc	250	(9,960)
Terex Corp	455	(14,619)
Tesla Inc	1,456	(407,476)
Texas Capital Bancshares Inc	310	(16,923)
Texas Roadhouse Inc	236	(14,677)
The Bank of New York Mellon Corp	815	(41,100)
The Brink’s Co	748	(56,407)
The Charles Schwab Corp	4,536	(193,959)
The Cheesecake Factory Inc	139	(6,800)
The Chemours Co	1,079	(40,096)
The Goodyear Tire & Rubber Co	2,319	(42,090)
The Hain Celestial Group Inc	5,876	(135,853)
The Hanover Insurance Group Inc	82	(9,362)
The JM Smucker Co	118	(13,747)
The Kraft Heinz Co	4,769	(155,708)
The Macerich Co REIT	1,038	(44,997)
The Madison Square Garden Co ‘A’	196	(57,453)
The Middleby Corp	1,194	(155,256)
The New York Times Co ‘A’	2,136	(70,168)
The Scotts Miracle-Gro Co	355	(27,896)
The Wendy’s Co	2,178	(38,964)
The Western Union Co	1,639	(30,272)
The Williams Cos Inc	6,258	(179,730)
Thor Industries Inc	1,093	(68,170)
Tiffany & Co	1,553	(163,919)
Torchmark Corp	360	(29,502)
Total System Services Inc	1,249	(118,667)
TransDigm Group Inc	303	(137,559)
Transocean Ltd	20,897	(182,013)
TransUnion	1,289	(86,157)
TreeHouse Foods Inc	739	(47,702)
TRI Pointe Group Inc	5,705	(72,111)
Trimble Inc	962	(38,865)
Trinity Industries Inc	2,996	(65,103)
Trustmark Corp	2,346	(78,896)
Twitter Inc	879	(28,902)
UMB Financial Corp	765	(48,991)
Under Armour Inc ‘A’	5,653	(119,504)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Referenced Entity	Shares	Value
United Bankshares Inc	8,454	( $ 306,373)
United Parcel Service Inc ‘B’	357	(39,891)
United Rentals Inc	277	(31,647)
United States Steel Corp	1,822	(35,511)
Uniti Group Inc REIT	6,668	(74,615)
Universal Display Corp	1,277	(195,189)
Urban Edge Properties REIT	1,609	(30,571)
Vail Resorts Inc	313	(68,015)
Valley National Bancorp	5,726	(54,855)
Valmont Industries Inc	69	(8,977)
VEREIT Inc REIT	29,467	(246,639)
ViaSat Inc	3,531	(273,653)
VICI Properties Inc REIT	299	(6,542)
Virtu Financial Inc ‘A’	6,343	(150,646)
Visa Inc ‘A’	1,928	(301,134)
Visteon Corp	2,375	(159,956)
Vulcan Materials Co	900	(106,560)
WABCO Holdings Inc	511	(67,365)
Wabtec Corp	3,696	(272,469)
Washington Federal Inc	3,387	(97,850)
Watsco Inc	45	(6,444)
Wayfair Inc ‘A’	151	(22,416)
Weatherford International PLC	22,300	(15,565)
Webster Financial Corp	2,724	(138025)
WEC Energy Group Inc	974	(77,024)
Welbilt Inc	9,146	(149,812)

Referenced Entity	Shares	Value
WellCare Health Plans Inc	957	($258,151)
Welltower Inc REIT	884	(68,599)
Western Alliance Bancorp	238	(9,768)
Western Digital Corp	929	(44,648)
Weyerhaeuser Co REIT	4,037	(106,335)
White Mountains Insurance Group Ltd	8	(7,404)
Willis Towers Watson PLC	117	(20,551)
Woodward Inc	119	(11,292)
Workday Inc ‘A’	184	(35,484)
World Wrestling Entertainment Inc ‘A’	1,059	(91,900)
WP Carey Inc REIT	504	(39,478)
WPX Energy Inc	5,265	(69,024)
WR Berkley Corp	148	(12,539)
Wyndham Hotels & Resorts Inc	295	(14,747)
XPO Logistics Inc	1,412	(75,881)
Xylem Inc	1,372	(108,443)
Zayo Group Holdings Inc	1,569	(44,591)
Zillow Group Inc ‘C’	3,391	(117,804)
Zions Bancorp NA	327	(14,849)

		(33,708,189)

Total Short Positions (90.3%)		(34,209,188)

Total Long and Short Positions 10.4%		$3,931,017

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month AUD-BBSW plus or minus a specified spread (rates range from (0.782%) to 0.350%) as negotiated by the parties, which is denominated in AUD based on the local currencies of the positions within the swap.

	JPM	04/05/19- 04/21/20

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 3.3%

Australia 3.3%

AGL Energy Ltd	3,305	$51,088
Alumina Ltd	5,736	9,878
Aurizon Holdings Ltd	35,009	113,184
Australia & New Zealand Banking Group Ltd	2,456	45,422
Bank of Queensland Ltd	2,051	13,261
Bendigo & Adelaide Bank Ltd	7,504	51,645
BlueScope Steel Ltd	9,898	98,243
Caltex Australia Ltd	896	16,669
CIMIC Group Ltd	4,685	162,888
Coca-Cola Amatil Ltd	1,548	9,514
Flight Centre Travel Group Ltd	763	22,793
Fortescue Metals Group Ltd	2,390	12,096
Iluka Resources Ltd	8,656	55,441
Incitec Pivot Ltd	6,288	13,943
Newcrest Mining Ltd	2,225	40,295
Oil Search Ltd	1,129	6,281
Origin Energy Ltd	8,347	42,728
Qantas Airways Ltd	15,709	63,212
Santos Ltd	16,998	82,300
South32 Ltd	31,590	83,897
Telstra Corp Ltd	27,839	65,646
Washington H Soul Pattinson & Co Ltd	494	9,245
Woodside Petroleum Ltd	6,786	166,597
WorleyParsons Ltd	1,119	11,231

		1,247,497

Total Long Positions 3.3%		1,247,497

Referenced Entity	Shares	Value
Short Positions: (3.3%)

Australia (3.0%)

Amcor Ltd	3,609	( $ 39,488)
AMP Ltd	33,332	(49,781)
APA Group »	7,528	(53,438)
Challenger Ltd	10,734	(63,263)
Cochlear Ltd	95	(11,714)
CSL Ltd	2,480	(344,106)
Domino’s Pizza Enterprises Ltd	627	(19,334)
Magellan Financial Group Ltd	341	(8,844)
Medibank Pvt Ltd	5,383	(10,566)
Ramsay Health Care Ltd	2,583	(118,117)
REA Group Ltd	171	(9,081)
SEEK Ltd	12,512	(156,089)
Sonic Healthcare Ltd	2,747	(47,942)
Sydney Airport »	11,950	(63,082)
Tabcorp Holdings Ltd	3,279	(10,760)
Transurban Group »	6,981	(65,476)
Treasury Wine Estates Ltd	2,418	(25,668)
Vocus Group Ltd	18,377	(48,207)

		(1,144,956)

Ireland (0.3%)

James Hardie Industries PLC	8,983	(115,900)

Total Short Positions (3.3%)		(1,260,856)

Total Long and Short Positions (0.0%)		($13,359)

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month GBP-LIBOR plus or minus a specified spread (rates range from (1.363%) to 0.300%) as negotiated by the parties, which is denominated in GBP based on the local currencies of the positions within the swap.

	JPM	04/05/19- 05/05/20

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 11.8%

Australia 1.0%

BHP Group PLC	7,933	$191,400
Rio Tinto PLC	2,958	171,929

		363,329

Netherlands 0.5%

Royal Dutch Shell PLC ‘A’	5,474	172,026

Russia 0.5%

Evraz PLC	22,713	183,761

South Africa 0.4%

Anglo American PLC	3,027	80,962
Investec PLC	15,207	87,632

		168,594

Switzerland 0.4%

Coca-Cola HBC AG	3,684	125,623
IWG PLC	11,396	37,027

		162,650

United Kingdom 8.9%

Aggreko PLC	1,361	13,969
Ashtead Group PLC	559	13,514
Associated British Foods PLC	597	18,984
BAE Systems PLC	6,283	39,494
Barclays PLC	41,803	84,203
Barratt Developments PLC	2,878	22,481
Bellway PLC	502	19,916
Berkeley Group Holdings PLC	1,022	49,133
BP PLC	12,293	89,266
British American Tobacco PLC	153	6,383
Britvic PLC	3,123	38,759
BT Group PLC	42,135	122,416
Burberry Group PLC	10,794	275,105
Centrica PLC	215,891	321,592
Close Brothers Group PLC	3,062	58,058
Direct Line Insurance Group PLC	3,753	17,265
Dixons Carphone PLC	12,623	24,146
Drax Group PLC	31,645	156,036
easyJet PLC	425	6,186
Experian PLC	262	7,091
Hays PLC	24,240	47,429
Howden Joinery Group PLC	1,315	8,319
Imperial Brands PLC	3,419	116,955
Inchcape PLC	13,595	101,157
Indivior PLC	56,826	71,137
Intermediate Capital Group PLC	583	8,098
International Consolidated Airlines Group SA	2,741	18,239
J Sainsbury PLC	41,187	126,389
Kingfisher PLC	2,040	6,256
Man Group PLC	56,209	99,571
Marks & Spencer Group PLC	13,083	47,482
Meggitt PLC	10,244	67,155
Mondi PLC	3,254	72,054
Moneysupermarket.com Group PLC	19,420	94,153
National Grid PLC	25,103	278,653
Next PLC	189	13,736
Pennon Group PLC	1,442	13,971
Persimmon PLC	2,987	84,489
Petrofac Ltd	3,780	24,096
Playtech Plc	1,229	6,965
Provident Financial PLC	2,502	16,703
Reckitt Benckiser Group PLC	462	38,449
Rolls-Royce Holdings PLC	1,883	22,175
Royal Mail PLC	23,450	72,866
Spectris PLC	561	18,358
Standard Chartered PLC	896	6,907
Standard Life Aberdeen PLC l	—	2

Referenced Entity	Shares	Value
Tate & Lyle PLC	13,217	$125,012
Taylor Wimpey PLC	14,330	32,776
Tesco PLC	3,284	9,939
United Utilities Group PLC	696	7,392
Vodafone Group PLC	91,235	166,254
WH Smith PLC	1,571	43,462
William Hill PLC	34,980	73,194
Wm Morrison Supermarkets PLC	12,174	36,115
WPP PLC	2,939	31,048

		3,390,953

United States 0.1%

Ferguson PLC	367	23,375

Total Long Positions 11.8%		4,464,688

Short Positions: (11.8%)

Chile (0.0%)

Antofagasta PLC	509	(6,404)

Germany (0.3%)

TUI AG	11,596	(111,222)

South Africa (0.0%)

Old Mutual Ltd	8,734	(12,848)

Switzerland (0.1%)

Mediclinic International PLC	7,977	(31,699)

United Arab Emirates (0.8%)

NMC Health PLC	9,831	(293,032)

United Kingdom (10.6%)

AA PLC	10,732	(12,720)
Admiral Group PLC	4,873	(137,839)
Ashmore Group PLC	4,986	(27,757)
ASOS PLC	5,597	(233,727)
Babcock International Group PLC	1,688	(10,861)
Balfour Beatty PLC	5,091	(17,397)
BBA Aviation PLC	6,062	(19,673)
Beazley PLC	6,454	(43,310)
Bunzl PLC	3,524	(116,314)
Capita PLC	3,908	(6,320)
Cobham PLC	5,884	(8,463)
Compass Group PLC	2,693	(63,362)
ConvaTec Group PLC	10,844	(20,009)
Croda International PLC	267	(17,541)
CYBG PLC	6,428	(16,619)
DS Smith PLC	1,500	(6,571)
Greene King PLC	768	(6,658)
GVC Holdings PLC	20,793	(151,594)
Halma PLC	4,280	(93,313)
Hargreaves Lansdown PLC	9,195	(223,383)
HSBC Holdings PLC	20,560	(167,072)
Informa PLC	7,171	(69,538)
Inmarsat PLC	11,388	(82,402)
Intertek Group PLC	1,054	(66,770)
ITV PLC	33,793	(55,993)
JD Sports Fashion PLC	1,398	(9,160)
John Wood Group PLC	25,732	(170,090)
Johnson Matthey PLC	545	(22,350)
Jupiter Fund Management PLC	5,815	(27,410)
Just Eat PLC	10,677	(104,479)
Legal & General Group PLC	5,678	(20,376)
Lloyds Banking Group PLC	74,054	(59,997)
Melrose Industries PLC	103,426	(247,039)
Merlin Entertainments PLC	29,872	(133,722)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Referenced Entity	Shares	Value
Micro Focus International PLC	11,561	($300,581)
Ocado Group PLC	7,262	(129,660)
Pearson PLC	4,677	(51,025)
Prudential PLC	6,554	(131,379)
Quilter PLC	16,351	(31,255)
Rentokil Initial PLC	11,673	(53,769)
Rightmove PLC	1,789	(11,896)
Rotork PLC	8,229	(30,343)
Royal Bank of Scotland Group PLC	15,602	(50,240)
Schroders PLC	1,064	(37,466)
Severn Trent PLC	262	(6,748)
Smith & Nephew PLC	2,011	(39,937)
Spirax-Sarco Engineering PLC	463	(43,392)

Referenced Entity	Shares	Value
SSE PLC	3,290	($50,903)
St James’s Place PLC	11,135	(149,223)
The Sage Group PLC	3,775	(34,503)
The Weir Group PLC	7,503	(152,499)
Thomas Cook Group PLC	52,963	(17,223)
Whitbread PLC	3,226	(213,485)

		(4,005,356)

Total Short Positions (11.8%)		(4,460,561)

Total Long and Short Positions 0.0%		$ 4,127

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month HKD-HIBOR plus or minus a specified spread (rates range from (1.001%) to 0.441%) as negotiated by the parties, which is denominated in HKD based on the local currencies of the positions within the swap.

	JPM	05/14/19- 04/21/20

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 1.8%

Hong Kong 1.7%

Chow Tai Fook Jewellery Group Ltd	3,400	$3,442
CK Asset Holdings Ltd	7,000	62,341
CK Hutchison Holdings Ltd	3,000	31,546
CLP Holdings Ltd	500	5,799
Henderson Land Development Co Ltd	4,000	25,458
HKT Trust & HKT Ltd ‘SS’	5,000	8,038
Hysan Development Co Ltd	5,000	26,801
Kerry Properties Ltd	17,500	78,239
Li & Fung Ltd	202,000	36,390
Melco International Development Ltd	30,000	70,380
New World Development Co Ltd	13,000	21,576
Sun Hung Kai Properties Ltd	1,500	25,786
Swire Properties Ltd	6,000	25,823
The Wharf Holdings Ltd	3,000	9,069
WH Group Ltd	24,500	26,206
Wheelock & Co Ltd	12,000	88,069
Yue Yuen Industrial Holdings Ltd	24,000	82,626

		627,589

Macao 0.1%

SJM Holdings Ltd	7,000	8,002
Wynn Macau Ltd	10,800	25,506

		33,508

Total Long Positions 1.8%		661,097

Referenced Entity	Shares	Value
Short Positions: (1.8%)

China (0.2%)

Minth Group Ltd	20,000	( $ 63,063)

Hong Kong (1.4%)

AIA Group Ltd	12,200	(121,997)
ASM Pacific Technology Ltd	10,100	(112,857)
Hang Seng Bank Ltd	400	(9,877)
HK Electric Investments & HK Electric Investments Ltd ‘SS’	14,500	(14,814)
Hong Kong & China Gas Co Ltd	21,497	(51,555)
MTR Corp Ltd	27,256	(168,875)
Techtronic Industries Co Ltd	1,500	(10,102)
Wharf Real Estate Investment Co Ltd	4,000	(29,811)

		(519,888)

Macao (0.2%)

MGM China Holdings Ltd	30,597	(64,164)
Sands China Ltd	2,400	(12,079)

		(76,243)

United States (0.0%)

Samsonite International SA	2,400	(7,711)

Total Short Positions (1.8%)		(666,905)

Total Long and Short Positions (0.0%)		($5,808)

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month SGD-SIBOR plus or minus a specified spread (rates range from (2.000%) to 0.402%) as negotiated by the parties, which is denominated in SGD based on the local currencies of the positions within the swap.

	JPM	09/17/19- 04/21/20

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 0.4%

China 0.2%

Yangzijiang Shipbuilding Holdings Ltd	77,506	$86,067

Singapore 0.2%

ComfortDelGro Corp Ltd	32,400	61,581
Genting Singapore Ltd	28,300	21,769

		83,350

Total Long Positions 0.4%		169,417

Referenced Entity	Shares	Value

Short Positions: (0.4%)

Singapore (0.4%)

City Developments Ltd	1,200	($8,031)
Keppel Corp Ltd	2,400	(11,043)
Singapore Airlines Ltd	900	(6,427)
Singapore Post Ltd	34,200	(25,268)
Singapore Telecommunications Ltd	29,900	(66,758)
Venture Corp Ltd	600	(7,972)
Wilmar International Ltd	17,900	(43,768)

		(169,267)

Total Short Positions (0.4%)		(169,267)

Total Long and Short Positions 0.0%		$150

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CAD-USD Discount Rate plus or minus a specified spread (rates range from (0.660%) to 0.330%) as negotiated by the parties, which is denominated in CAD based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 4.4%

Canada 4.0%

Air Canada	14,299	$344,648
Alimentation Couche-Tard Inc ‘B’	914	53,841
Bank of Montreal	1,021	76,395
Canadian Imperial Bank of Commerce	1,599	126,355
Canadian National Railway Co	72	6,445
Canadian Pacific Railway Ltd	215	44,298
Canadian Tire Corp Ltd ‘A’	86	9,266
CGI Inc	329	22,618
CI Financial Corp	931	12,707
Empire Co Ltd ‘A’	6,890	149,158
Finning International Inc	2,285	40,627
George Weston Ltd	180	12,943
Gildan Activewear Inc	1,627	58,501
Husky Energy Inc	2,323	23,033
iA Financial Corp Inc	528	19,471
Linamar Corp	1,153	41,345
Loblaw Cos Ltd	354	17,462
Magna International Inc	1,831	89,156
Manulife Financial Corp	469	7,932
Methanex Corp	819	46,516
National Bank of Canada	1,350	60,926
Quebecor Inc ‘B’	641	15,714
Royal Bank of Canada	221	16,673
Seven Generations Energy Ltd ‘A’	3,142	22,689
Teck Resources Ltd ‘B’	1,540	35,632
The Bank of Nova Scotia	132	7,027
Thomson Reuters Corp	114	6,745
West Fraser Timber Co Ltd	3,188	155,064

		1,523,187

United States 0.4%

Bausch Health Cos Inc	975	24,055
BRP Inc	3,796	105,329

		129,384

Total Long Positions 4.4%		1,652,571

Short Positions: (4.4%)

Brazil (0.0%)

Yamana Gold Inc	3,278	(8,536)

Referenced Entity	Shares	Value

Canada (3.9%)

Agnico Eagle Mines Ltd	1,372	($59,650)
AltaGas Ltd	8,546	(112,489)
Barrick Gold Corp	2,291	(31,407)
BlackBerry Ltd	2,014	(20,301)
Bombardier Inc ‘B’	15,759	(30,307)
Brookfield Asset Management Inc ‘A’	798	(37,178)
Cameco Corp	4,097	(48,287)
Canadian Utilities Ltd ‘A’	352	(9,609)
CCL Industries Inc ‘B’	169	(6,842)
Cenovus Energy Inc	8,869	(76,986)
Dollarama Inc	248	(6,616)
Element Fleet Management Corp	9,804	(61,993)
Enbridge Inc	2,301	(83,338)
Encana Corp	3,385	(24,520)
Franco-Nevada Corp	475	(35,612)
Inter Pipeline Ltd	1,447	(23,941)
Keyera Corp	3,217	(75,854)
Onex Corp	234	(13,199)
Pembina Pipeline Corp	1,484	(54,514)
Peyto Exploration & Development Corp	1,477	(7,726)
PrairieSky Royalty Ltd	4,511	(60,761)
Restaurant Brands International Inc	619	(40,271)
Saputo Inc	323	(11,009)
Shopify Inc ‘A’	256	(52,845)
SNC-Lavalin Group Inc	2,704	(68,614)
The Stars Group Inc	1,953	(34,139)
TransCanada Corp	2,946	(132,315)
Vermilion Energy Inc	921	(22,736)
Wheaton Precious Metals Corp	8,500	(202,331)
Whitecap Resources Inc	5,360	(18,490)

		(1,463,880)

Chile (0.1%)

Lundin Mining Corp	4,760	(22,084)

Zambia (0.4%)

First Quantum Minerals Ltd	13,697	(155,281)

Total Short Positions (4.4%)		(1,649,781)

Total Long and Short Positions 0.0%		$2,790

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CHF-TOIS plus or minus a specified spread (rates range from (2.750%) to 0.350%) as negotiated by the parties, which is denominated in CHF based on the local currencies of the positions within the swap.

	MSC	05/04/20

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 2.7%

Switzerland 2.7%

Adecco Group AG	4,204	$224,513
Aryzta AG	13,129	18,000
Baloise Holding AG	55	9,090
Barry Callebaut AG	5	9,038
DKSH Holding AG	177	10,208
Flughafen Zurich AG	165	30,112
GAM Holding AG	2,374	7,415
Georg Fischer AG	8	7,294
Helvetia Holding AG	37	22,601
Nestle SA	876	83,527
Roche Holding AG	892	245,795
Sonova Holding AG	351	69,558
Swiss Life Holding AG	39	17,183
Temenos AG	1,037	152,994
Zurich Insurance Group AG	387	128,111

		1,035,439

Total Long Positions 2.7%		1,035,439

Short Positions: (2.7%)

Austria (0.1%)

ams AG	1,668	(45,090)

Referenced Entity	Shares	Value

Switzerland (2.6%)

ABB Ltd	590	( $ 11,089)
Chocoladefabriken Lindt & Spruengli AG	1	(6,799)
Cie Financiere Richemont SA	2,410	(175,817)
Credit Suisse Group AG	4,102	(47,815)
dormakaba Holding AG	19	(13,614)
EMS-Chemie Holding AG	65	(35,285)
Geberit AG	20	(8,180)
Givaudan SA	32	(81,905)
Idorsia Ltd	2,332	(41,108)
Julius Baer Group Ltd	2,466	(99,755)
LafargeHolcim Ltd	396	(19,579)
Lonza Group AG	478	(148,398)
OC Oerlikon Corp AG	2,742	(35,120)
Partners Group Holding AG	10	(7,275)
Sika AG	314	(43,914)
Straumann Holding AG	64	(52,320)
Sunrise Communications Group AG	86	(6,334)
Swisscom AG	97	(47,459)
The Swatch Group AG	128	(36,659)
Vifor Pharma AG	550	(74,432)

		(992,857)

Total Short Positions (2.7%)		(1,037,947)

Total Long and Short Positions (0.0%)		($2,508)

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week DKK-CIBOR plus or minus a specified spread (rates range from (0.350%) to 0.350%) as negotiated by the parties, which is denominated in DKK based on the local currencies of the positions within the swap.

	MSC	05/01/20

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 2.7%

Denmark 2.7%

Carlsberg AS ‘B’	563	$70,402
GN Store Nord AS	3,829	177,828
H Lundbeck AS	4,614	200,086
Novo Nordisk AS ‘B’	1,860	97,214
Orsted AS	1,544	117,017
Pandora AS	5,715	267,571
Rockwool International AS ‘B’	339	79,500

		1,009,618

Total Long Positions 2.7%		1,009,618

Referenced Entity	Shares	Value
Short Positions: (2.5%)

Denmark (2.5%)

AP Moller – Maersk AS ‘B’	250	( $ 316,962)
Chr Hansen Holding AS	794	(80,594)
Demant AS	313	(9,264)
Dfds AS	676	(27,986)
FLSmidth & Co AS ‘B’	315	(13,621)
Genmab AS	1,660	(288,039)
ISS AS	1,621	(49,370)
Novozymes AS ‘B’	1,228	(56,477)
Tryg AS	1,743	(47,849)
Vestas Wind Systems AS	421	(35,485)

		(925,647)

Total Short Positions (2.5%)		(925,647)

Total Long and Short Positions 0.2%		$83,971

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day EUR-EONIA plus or minus a specified spread (rates range from (5.000%) to 0.350%) as negotiated by the parties, which is denominated in EUR based on the local currencies of the positions within the swap.

	MSC	05/04/20

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 28.6%

Belgium 0.7%

Ageas	1,104	$53,253
bpost SA	2,735	29,508
Proximus SADP	559	16,156
Solvay SA	597	64,635
UCB SA	1,022	87,793

		251,345

Finland 2.0%

Cargotec OYJ ‘B’	240	8,855
Kesko OYJ ‘B’	2,485	151,287
Neste OYJ	3,459	368,734
Nokia OYJ	21,940	124,984
Orion OYJ ‘B’	849	31,902
Sampo OYJ ‘A’	165	7,478
UPM-Kymmene OYJ	2,519	73,573

		766,813

France 6.5%

Arkema SA	300	28,620
Atos SE	1,709	164,985
AXA SA	9,592	241,249
Bouygues SA	339	12,119
Bureau Veritas SA	1,062	24,915
Capgemini SE	776	94,162
Carrefour SA	5,936	110,868
Cie de Saint-Gobain	1,453	52,685
CNP Assurances	2,750	60,550
Eiffage SA	103	9,901
Electricite de France SA	14,981	205,081
Engie SA	23,068	344,011
Eutelsat Communications SA	5,774	101,115
Kering SA	69	39,579
Peugeot SA	11,695	285,378
Publicis Groupe SA	121	6,478
Renault SA	126	8,331
Sanofi	806	71,270
Societe BIC SA	274	24,427
Sopra Steria Group	127	14,754
Suez	5,151	68,240
Teleperformance	1,446	259,944
TOTAL SA	3,806	211,802
Veolia Environnement SA	1,093	24,455

		2,464,919

Germany 6.6%

adidas AG	548	133,286
Allianz SE	1,461	325,582
Aurubis AG	1,127	60,455
Carl Zeiss Meditec AG	283	23,651
CECONOMY AG	5,682	30,212
Covestro AG	5,886	324,739
Deutsche Lufthansa AG	10,425	229,153
E.ON SE	29,358	326,704
Evonik Industries AG	2,171	59,245
Freenet AG	419	9,013
Hannover Rueck SE	78	11,208
HeidelbergCement AG	1,570	113,169
HOCHTIEF AG	354	51,292
HUGO BOSS AG	148	10,119
KION Group AG	420	21,978
LANXESS AG	595	31,809
METRO AG	1,096	18,203
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	508	120,394
ProSiebenSat.1 Media SE	5,438	77,421
Puma SE	25	14,499

Referenced Entity	Shares	Value
Rheinmetall AG	616	$64,308
Salzgitter AG	2,320	67,194
SAP SE	1,117	129,131
Schaeffler AG - Preferred	966	7,867
Software AG	4,000	135,396
Talanx AG	1,450	55,962
Wirecard AG	366	45,978

		2,497,968

Italy 5.1%

A2A SPA	130,222	237,930
Autogrill SPA	5,174	49,819
BPER Banca	8,679	35,516
Enel SPA	62,887	402,970
Eni SPA	35,839	633,225
Hera SPA	28,772	104,126
Italgas SPA	15,857	97,982
Leonardo SPA	547	6,357
Saipem SPA	18,053	95,601
Snam SPA	22,800	117,287
Unipol Gruppo SPA	24,811	123,766
UnipolSai Assicurazioni SPA	10,081	27,224

		1,931,803

Luxembourg 0.8%

APERAM SA	481	13,728
ArcelorMittal	2,198	44,607
SES SA	15,031	233,779

		292,114

Netherlands 2.5%

Aegon NV	9,226	44,317
Akzo Nobel NV	104	9,239
ASM International NV	1,579	85,804
ASR Nederland NV	5,951	247,958
Koninklijke Ahold Delhaize NV	9,267	246,723
Koninklijke DSM NV	60	6,545
NN Group NV	2,383	99,149
Signify NV	6,937	185,591
Wolters Kluwer NV	663	45,170

		970,496

Spain 3.4%

ACS Actividades de Construccion y Servicios SA	2,748	120,808
Amadeus IT Group SA	521	41,758
Banco Bilbao Vizcaya Argentaria SA	1,228	7,016
Enagas SA	855	24,891
Endesa SA	13,655	348,483
Iberdrola SA	25,551	224,333
Mediaset Espana Comunicacion SA	2,095	15,655
Melia Hotels International SA	2,299	21,352
Naturgy Energy Group SA	900	25,190
Red Electrica Corp SA	8,390	178,848
Repsol SA	15,787	270,090

		1,278,424

Switzerland 0.1%

STMicroelectronics NV	1,504	22,310

United Kingdom 0.9%

CNH Industrial NV	822	8,375
Dialog Semiconductor PLC	2,246	68,497
Fiat Chrysler Automobiles NV	12,994	194,075
Unilever NV	1,384	80,690

		351,637

Total Long Positions 28.6%		10,827,829

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Referenced Entity	Shares	Value

Short Positions: (23.5%)

Belgium (0.6%)

Anheuser-Busch InBev SA NV	561	($47,093)
Telenet Group Holding NV	929	(44,676)
Umicore SA	3,573	(159,026)

		(250,795)

Finland (0.7%)

Elisa OYJ	1,362	(61,449)
Huhtamaki OYJ	2,819	(105,045)
Kone OYJ ‘B’	418	(21,112)
Outokumpu OYJ	16,266	(59,211)
Wartsila OYJ Abp	467	(7,553)

		(254,370)

France (6.8%)

Accor SA	1,875	(75,955)
Air France-KLM	553	(6,220)
Altran Technologies SA	10,278	(112,882)
Amundi SA	452	(28,466)
BioMerieux	296	(24,482)
Bollore SA	64,195	(290,283)
Cie Generale des Etablissements Michelin SCA	186	(21,975)
Cie Plastic Omnium SA	1,942	(51,737)
Edenred	3,712	(169,047)
Elior Group SA	2,396	(32,083)
EssilorLuxottica SA	2,118	(231,371)
Getlink SE	4,757	(72,137)
Iliad SA	1,933	(194,229)
Ingenico Group SA	1,651	(117,934)
JCDecaux SA	2,727	(82,961)
Legrand SA	142	(9,507)
LVMH Moet Hennessy Louis Vuitton SE	17	(6,262)
Orpea	1,769	(212,409)
Remy Cointreau SA	1,025	(136,711)
SEB SA	512	(86,202)
Sodexo SA	467	(51,426)
SPIE SA	528	(9,341)
Ubisoft Entertainment SA	685	(61,084)
Valeo SA	11,096	(322,149)
Vivendi SA	4,453	(129,049)
Worldline SA	570	(33,777)

		(2,569,679)

Germany (6.0%)

1&1 Drillisch AG	1,504	(53,598)
Axel Springer SE	172	(8,891)
Bayer AG	363	(23,374)
Bayerische Motoren Werke AG	265	(20,437)
Bilfinger SE	258	(8,994)
Continental AG	779	(117,520)
Daimler AG	4,299	(252,281)
Delivery Hero SE	2,946	(106,411)
Deutsche Bank AG	32,510	(265,023)
Fielmann AG	234	(16,155)
Fraport AG Frankfurt Airport Services Worldwide	1,011	(77,559)
GEA Group AG	6,582	(172,507)
Infineon Technologies AG	4,007	(79,549)

Referenced Entity	Shares	Value
Jungheinrich AG Preferred	214	($6,966)
MTU Aero Engines AG	146	(33,093)
OSRAM Licht AG	4,576	(157,640)
RWE AG	2,544	(68,312)
Sartorius AG Preferred	455	(78,196)
thyssenkrupp AG	20,030	(275,532)
United Internet AG	4,734	(173,104)
Volkswagen AG Preferred	242	(38,153)
Zalando SE	6,252	(243,709)

		(2,277,004)

Italy (3.8%)

Banco BPM SPA	49,948	(103,499)
Brembo SPA	9,798	(111,205)
Buzzi Unicem SPA	3,896	(79,821)
Davide Campari-Milano SPA	10,740	(105,517)
Ferrari NV	2,747	(369,056)
Intesa Sanpaolo SPA	63,234	(154,325)
Moncler SPA	549	(22,158)
Pirelli & C SPA	28,405	(183,145)
Prysmian SPA	6,410	(121,486)
Recordati SPA	233	(9,079)
Unione di Banche Italiane SPA	62,908	(166,705)

		(1,425,996)

Luxembourg (0.8%)

Eurofins Scientific SE	322	(133,393)
Tenaris SA	11,373	(160,212)

		(293,605)

Netherlands (1.4%)

Aalberts Industries NV	250	(8,692)
ALTICE EUROPE NA	6,656	(17,489)
ASML Holding NV	674	(126,679)
Boskalis Westminster	2,302	(59,593)
Koninklijke Vopak NV	1,044	(50,005)
OCI NV	2,682	(73,884)
SBM Offshore NV	9,532	(181,578)

		(517,920)

Spain (2.9%)

Aena SME SA	70	(12,614)
Almirall SA	662	(11,304)
Banco de Sabadell SA	14,293	(14,246)
Banco Santander SA	27,237	(126,477)
Bankia SA	39,128	(101,452)
Bankinter SA	9,423	(71,820)
Cellnex Telecom SA	10,056	(295,224)
Ferrovial SA	5,381	(126,096)
Grifols SA	7,602	(213,161)
Industria de Diseno Textil SA	4,027	(118,400)

		(1,090,794)

United States (0.5%)

QIAGEN NV	5,117	(207,711)

Total Short Positions (23.5%)		(8,887,874)

Total Long and Short Positions 5.1%		$1,939,955

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day JPY-MUTSC plus or minus a specified spread (rates range from (1.380%) to 0.450%) as negotiated by the parties, which is denominated in JPY based on the local currencies of the positions within the swap.

	MSC	05/01/20

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 23.2%

Japan 23.2%

AGC Inc	500	$17,563
Aisin Seiki Co Ltd	1,000	35,799
Ajinomoto Co Inc	600	9,604
Alfresa Holdings Corp	6,300	179,530
Alps Alpine Co Ltd	3,100	64,815
ANA Holdings Inc	400	14,675
Asahi Kasei Corp	700	7,249
Astellas Pharma Inc	9,800	147,253
Bandai Namco Holdings Inc	1,200	56,341
Brother Industries Ltd	1,700	31,573
Chubu Electric Power Co Inc	3,900	60,969
Citizen Watch Co Ltd	6,500	36,322
Concordia Financial Group Ltd	13,800	53,356
Credit Saison Co Ltd	1,200	15,877
Dai Nippon Printing Co Ltd	700	16,767
Daicel Corp	4,800	52,276
Dai-ichi Life Holdings Inc	2,800	38,980
DeNA Co Ltd	1,200	18,089
East Japan Railway Co	300	28,970
Eisai Co Ltd	100	5,627
Fuji Electric Co Ltd	2,600	74,024
FUJIFILM Holdings Corp	300	13,664
Fujitsu Ltd	2,100	151,871
GungHo Online Entertainment Inc	18,800	68,626
Hakuhodo DY Holdings Inc	7,200	115,936
Haseko Corp	16,000	201,661
Hitachi Capital Corp	700	16,257
Hitachi High-Technologies Corp	2,000	82,179
Hitachi Ltd	3,900	126,713
Hoshizaki Corp	1,000	62,076
Idemitsu Kosan Co Ltd	1,100	36,793
IHI Corp	2,400	57,817
Inpex Corp	5,400	51,370
Itochu Techno-Solutions Corp	7,900	184,832
Japan Airlines Co Ltd	9,000	317,156
Japan Post Holdings Co Ltd	600	7,022
JFE Holdings Inc	8,000	136,167
JTEKT Corp	2,200	27,166
JXTG Holdings Inc	22,200	101,342
Kajima Corp	7,500	110,945
Kakaku.com Inc	300	5,757
Kaken Pharmaceutical Co Ltd	300	13,665
Kamigumi Co Ltd	7,100	164,673
Kaneka Corp	1,400	52,560
Kobe Steel Ltd	3,300	24,827
Konica Minolta Inc	900	8,874
Kose Corp	800	147,449
Kyushu Railway Co	300	9,868
LIXIL Group Corp	500	6,683
Mabuchi Motor Co Ltd	1,000	34,877
Marubeni Corp	13,600	94,294
Matsumotokiyoshi Holdings Co Ltd	2,700	90,215
Mazda Motor Corp	8,200	91,938
Mebuki Financial Group Inc	20,100	51,448
Medipal Holdings Corp	4,500	107,072
Mitsubishi Chemical Holdings Corp	7,500	52,970
Mitsubishi Corp	500	13,921
Mitsubishi Gas Chemical Co Inc	8,600	123,183
Mitsubishi Tanabe Pharma Corp	600	8,037
Mitsubishi UFJ Financial Group Inc	15,900	78,638
Mitsubishi UFJ Lease & Finance Co Ltd	1,500	7,657
Mitsui & Co Ltd	700	10,892
Mixi Inc	4,400	101,808
NHK Spring Co Ltd	10,100	90,890
Nikon Corp	10,700	151,283

Referenced Entity	Shares	Value
Nippon Express Co Ltd	3,400	$189,571
Nippon Shokubai Co Ltd	500	32,707
Nippon Telegraph & Telephone Corp	3,300	140,683
Nitto Denko Corp	1,400	73,793
Nomura Research Institute Ltd	500	22,775
NTT Data Corp	1,700	18,795
Obayashi Corp	13,600	137,070
Oji Holdings Corp	8,600	53,517
Olympus Corp	9,200	100,089
Oracle Corp Japan	700	47,074
Orient Corp	11,900	12,170
ORIX Corp	700	10,057
Osaka Gas Co Ltd	500	9,885
Otsuka Corp	1,600	59,860
Persol Holdings Co Ltd	2,400	38,972
Pola Orbis Holdings Inc	3,800	121,548
Renesas Electronics Corp	17,000	79,001
Resona Holdings Inc	13,600	58,915
Rinnai Corp	100	7,081
Rohm Co Ltd	200	12,531
Sankyo Co Ltd	200	7,636
Santen Pharmaceutical Co Ltd	1,400	20,925
Sawai Pharmaceutical Co Ltd	300	17,400
SCSK Corp	1,800	80,372
Seibu Holdings Inc	600	10,513
SG Holdings Co Ltd	3,300	96,270
Shimadzu Corp	300	8,707
Shimizu Corp	1,100	9,580
Shinsei Bank Ltd	6,100	86,801
Shionogi & Co Ltd	1,900	117,955
Showa Denko KK	2,100	74,231
SoftBank Group Corp	700	68,234
Sojitz Corp	52,900	186,915
Sony Corp	3,900	164,663
Square Enix Holdings Co Ltd	3,800	133,557
Sugi Holdings Co Ltd	200	8,826
SUMCO Corp	600	6,664
Sumitomo Chemical Co Ltd	5,800	27,076
Sumitomo Corp	7,800	108,141
Sumitomo Dainippon Pharma Co Ltd	9,400	233,299
Sumitomo Heavy Industries Ltd	2,000	65,000
Sumitomo Mitsui Financial Group Inc	1,500	52,528
Sundrug Co Ltd	1,800	49,677
Suzuken Co Ltd	2,700	156,613
Sysmex Corp	200	12,115
Taiheiyo Cement Corp	5,400	180,354
Taisei Corp	3,000	139,568
Taisho Pharmaceutical Holdings Co Ltd	300	28,660
Teijin Ltd	4,600	76,066
The Chugoku Bank Ltd	3,200	30,012
The Gunma Bank Ltd	16,800	63,665
The Hachijuni Bank Ltd	21,500	89,247
The Hiroshima Bank Ltd	7,100	36,190
The Iyo Bank Ltd	7,100	37,586
THK Co Ltd	1,700	42,222
Tohoku Electric Power Co Inc	4,500	57,458
Tokyo Broadcasting System Holdings Inc	4,500	82,477
Tokyo Electric Power Co Holdings Inc	12,900	81,607
Tokyo Gas Co Ltd	1,400	37,898
Tosoh Corp	6,300	98,300
Toyo Seikan Group Holdings Ltd	3,600	73,848
Toyo Suisan Kaisha Ltd	1,500	57,179
Toyota Boshoku Corp	5,700	86,412
Toyota Tsusho Corp	1,900	62,080
West Japan Railway Co	200	15,069
Yamaguchi Financial Group Inc	1,300	11,022

		8,795,443

Total Long Positions 23.2%		8,795,443

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Referenced Entity	Shares	Value

Short Positions: (23.3%)

Japan (23.3%)

Aeon Co Ltd	4,500	($94,254)
AEON Financial Service Co Ltd	3,400	(69,336)
Asahi Intecc Co Ltd	3,500	(164,831)
Asics Corp	9,100	(122,454)
Bridgestone Corp	3,700	(142,574)
Calbee Inc	3,400	(91,827)
Canon Inc	5,900	(171,307)
Chugai Pharmaceutical Co Ltd	1,300	(89,543)
CyberAgent Inc	2,100	(85,933)
Daifuku Co Ltd	4,000	(209,237)
Daiichi Sankyo Co Ltd	2,400	(110,826)
Daiwa Securities Group Inc	19,800	(96,511)
Denso Corp	1,800	(70,325)
Disco Corp	700	(100,248)
FamilyMart UNY Holdings Co Ltd	9,384	(239,206)
FANUC Corp	1,100	(188,115)
Fast Retailing Co Ltd	700	(329,673)
Fukuoka Financial Group Inc	700	(15,544)
Hamamatsu Photonics KK	1,804	(69,983)
Hirose Electric Co Ltd	700	(73,709)
Hitachi Chemical Co Ltd	3,300	(73,438)
Hitachi Construction Machinery Co Ltd	200	(5,300)
Hitachi Metals Ltd	5,800	(67,572)
Hokuriku Electric Power Co	7,800	(61,246)
Isetan Mitsukoshi Holdings Ltd	3,100	(31,362)
J Front Retailing Co Ltd	1,400	(16,682)
Japan Airport Terminal Co Ltd	2,000	(84,740)
Japan Post Bank Co Ltd	6,600	(72,113)
JGC Corp	3,400	(45,334)
Kansai Paint Co Ltd	5,700	(108,955)
Kawasaki Heavy Industries Ltd	800	(19,787)
Keihan Holdings Co Ltd	600	(25,260)
Keikyu Corp	5,000	(84,950)
Keio Corp	2,100	(135,843)
Keisei Electric Railway Co Ltd	200	(7,273)
Keyence Corp	300	(187,559)
Kikkoman Corp	1,500	(73,757)
Kintetsu Group Holdings Co Ltd	1,100	(51,310)
Koito Manufacturing Co Ltd	1,700	(96,650)
Komatsu Ltd	1,700	(39,650)
Kubota Corp	700	(10,175)
Kuraray Co Ltd	1,300	(16,583)
Kyowa Hakko Kirin Co Ltd	2,200	(48,012)
Kyushu Electric Power Co Inc	3,300	(38,979)
Lawson Inc	200	(11,095)
M3 Inc	10,400	(175,029)
Makita Corp	1,200	(41,940)
Marui Group Co Ltd	9,553	(193,154)
McDonald’s Holdings Co Japan Ltd	500	(23,132)
MISUMI Group Inc	7,200	(179,764)
Mitsubishi Logistics Corp	2,800	(78,301)
Mitsubishi Materials Corp	500	(13,221)
MonotaRO Co Ltd	500	(11,177)
Murata Manufacturing Co Ltd	3,000	(150,135)
Nabtesco Corp	2,700	(79,120)
Nagoya Railroad Co Ltd	3,100	(85,908)
Nexon Co Ltd	1,600	(25,162)

Referenced Entity	Shares	Value
NGK Spark Plug Co Ltd	1,000	($18,626)
Nidec Corp	1,300	(165,535)
Nifco Inc	1,100	(28,084)
Nintendo Co Ltd	200	(57,338)
Nippon Paint Holdings Co Ltd	7,100	(280,266)
Nippon Shinyaku Co Ltd	900	(65,713)
Nippon Yusen KK	700	(10,280)
Nissan Chemical Corp	400	(18,375)
Nissan Motor Co Ltd	10,400	(85,406)
Nisshin Seifun Group Inc	400	(9,195)
Nitori Holdings Co Ltd	1,200	(155,155)
NOK Corp	500	(7,805)
Nomura Holdings Inc	39,400	(142,378)
Odakyu Electric Railway Co Ltd	5,300	(128,613)
Omron Corp	400	(18,792)
Oriental Land Co Ltd	500	(56,868)
Otsuka Holdings Co Ltd	800	(31,498)
Pan Pacific International Holding Corp	2,400	(159,010)
Park24 Co Ltd	800	(17,392)
PeptiDream Inc	2,400	(118,200)
Pigeon Corp	500	(20,514)
Rakuten Inc	3,500	(33,215)
Ricoh Co Ltd	10,600	(111,006)
Seiko Epson Corp	600	(9,204)
Seven Bank Ltd	8,600	(25,423)
Sharp Corp	600	(6,629)
Shikoku Electric Power Co Inc	5,700	(69,529)
Shimano Inc	1,200	(195,380)
Shiseido Co Ltd	400	(28,962)
SMC Corp	200	(75,391)
Sony Financial Holdings Inc	1,900	(35,857)
Sumitomo Electric Industries Ltd	2,400	(31,927)
Sumitomo Metal Mining Co Ltd	2,700	(80,006)
Suntory Beverage & Food Ltd	200	(9,406)
Takeda Pharmaceutical Co Ltd	2,700	(110,571)
TDK Corp	900	(70,834)
Terumo Corp	7,000	(214,240)
The Bank of Kyoto Ltd	500	(20,935)
The Chiba Bank Ltd	3,600	(19,576)
The Chugoku Electric Power Co Inc	7,500	(93,620)
The Shizuoka Bank Ltd	800	(6,094)
The Yokohama Rubber Co Ltd	3,100	(57,707)
Toho Co Ltd	200	(8,045)
Tokio Marine Holdings Inc	1,400	(67,825)
Tokyo Electron Ltd	100	(14,506)
Toray Industries Inc	7,000	(44,670)
TOTO Ltd	2,100	(89,292)
Toyota Industries Corp	2,300	(115,573)
Toyota Motor Corp	2,500	(147,277)
Tsuruha Holdings Inc	300	(24,433)
Welcia Holdings Co Ltd	1,000	(33,974)
Yahoo Japan Corp	3,600	(8,830)
Yamaha Corp	400	(20,029)
Yamaha Motor Co Ltd	5,900	(116,055)
Yaskawa Electric Corp	7,800	(246,274)

		(8,842,442)

Total Short Positions (23.3%)		(8,842,442)

Total Long and Short Positions (0.1%)		($46,999)

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week NOK-NIBOR plus or minus a specified spread (rates range from (0.350%) to 0.350%) as negotiated by the parties, which is denominated in NOK based on the local currencies of the positions within the swap.

	MSC	05/04/20

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 1.5%

Norway 1.5%

Equinor ASA	12,967	$284,238
Leroy Seafood Group ASA	16,323	118,587
Norsk Hydro ASA	3,003	12,213
Salmar ASA	3,237	155,480

		570,518

Total Long Positions 1.5%		570,518

Referenced Entity	Shares	Value

Short Position: (1.3%)

Norway (1.0%)

Gjensidige Forsikring ASA	3,717	( $ 64,250)
Schibsted ASA ‘A’	5,141	(202,075)
Telenor ASA	321	(6,428)
Yara International ASA	2,552	(104,568)

		(377,321)

United Kingdom (0.3%)

Subsea 7 SA	8,486	(105,111)

Total Short Position (1.3%)		(482,432)

Total Long and Short Positions 0.2%		$88,086

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week SEK-STIBOR plus or minus a specified spread (rates range from (2.350%) to 0.350%) as negotiated by the parties, which is denominated in SEK based on the local currencies of the positions within the swap.

	MSC	05/04/20

The following table represents the individual long and short positions and related values within the total return basket swap as of March 31, 2019:

Referenced Entity	Shares	Value
Long Positions: 2.7%

Malta 0.3%

Kindred Group PLC SDR	12,638	$126,780

Sweden 2.4%

AAK AB	762	11,375
Axfood AB	2,285	42,535
Boliden AB	3,284	93,591
Electrolux AB ‘B’	1,014	26,111
Essity AB ‘B’	2,993	86,373
Fingerprint Cards AB ‘B’	23,233	33,146
Sandvik AB	1,432	23,290
Securitas AB ‘B’	2,934	47,461
Skanska AB ‘B’	1,303	23,697
Swedish Match AB	1,826	93,168
Swedish Orphan Biovitrum AB	10,275	241,035
Telefonaktiebolaget LM Ericsson ‘B’	12,533	115,453
Telia Co AB	4,134	18,635
Volvo AB ‘B’	2,267	35,175

		891,045

Total Long Positions 2.7%		1,017,825

Short Positions: (2.0%)

Colombia (0.2%)

Millicom International Cellular SA SDR	1,338	(81,259)

Referenced Entity	Shares	Value

Finland (0.2%)

Nordea Bank Abp	9,897	( $ 75,364)

Sweden (1.6%)

Assa Abloy AB ‘B’	3,107	(67,056)
BillerudKorsnas AB	2,681	(35,604)
Elekta AB ‘B’	919	(11,447)
Epiroc AB ‘A’	2,675	(27,017)
Getinge AB ‘B’	535	(6,239)
Hexpol AB	1,130	(9,532)
Husqvarna AB ‘B’	13,172	(107,726)
Nibe Industrier AB ‘B’	821	(10,524)
Nordic Entertainment Group AB ‘B’	441	(10,341)
Saab AB ‘B’	1,115	(35,767)
Svenska Cellulosa AB SCA ‘B’	9,366	(81,323)
Svenska Handelsbanken AB ‘A’	9,396	(99,203)
Tele2 AB ‘B’	7,118	(94,978)

		(596,757)

Total Short Positions (2.0%)		(753,380)

Total Long and Short Positions 0.7%		$264,445

Total Basket Swaps 16.5%		$6,245,867

Total Return Swaps – Long

Receive	Pay	Payment Frequency	Counter- Party	Expiration Date	Number of Contracts	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
MSCI Canada Index appreciation	MSCI Canada Index depreciation	M	JPM	06/19/19	76	$371,658	($71)	$—	($71)
MSCI Hong Kong Index appreciation	MSCI Hong Kong Index depreciation	M	JPM	06/19/19	13	153,553	2,367	—	2,367
MSCI Italy Index appreciation	MSCI Italy Index depreciation	M	JPM	06/19/19	922	106,332	3,377	—	3,377
MSCI Japan Index appreciation	MSCI Japan Index depreciation	M	JPM	06/19/19	17,823	300,453	(2,287)	—	(2,287)
Swiss Market Index appreciation	Swiss Market Index depreciation	M	MSC	06/21/19	6	560,382	7,817	—	7,817

							$11,203	$—	$11,203

Total Swap Agreements									($391,979)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

PF EQUITY LONG/SHORT FUND

Schedule of Investments (Continued)

March 31, 2019

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps

	Upfront Premium Paid (Received)	Unrealized Appreciation (Deprecation)
OTC Swap Agreements
Assets	$—	$310,325
Liabilities	—	(702,304)

	$—	($391,979)

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of March 31, 2019:

		Total Value at March 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$29,149,760	$10,997,036	$18,152,724	$—
	Derivatives:
	Equity Contracts
	Futures	245,336	245,336	—	—
	Swaps	310,325	—	310,325	—

	Total Equity Contracts	555,661	245,336	310,325	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	3,874	—	3,874	—

	Total Assets - Derivatives	559,535	245,336	314,199	—

	Total Assets	29,709,295	11,242,372	18,466,923	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(10,710)	(10,710)	—	—
	Swaps	(702,304)	—	(702,304)	—

	Total Equity Contracts	(713,014)	(10,710)	(702,304)	—

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(48,066)	—	(48,066)	—

	Total Liabilities - Derivatives	(761,080)	(10,710)	(750,370)	—

	Total Liabilities	(761,080)	(10,710)	(750,370)	—

	Total	$28,948,215	$11,231,662	$17,716,553	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-97 and B-98

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms

March 31, 2019

Explanation of Symbols:

*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of March 31, 2019. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of March 31, 2019.
¥	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
~

Securities are not registered under the Securities Act of 1933

(1933 Act) and these securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.

‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreement, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of March 31, 2019.
l	Total shares owned by the Fund as of March 31, 2019 were less than one share.
»	Stapled Security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

Counterparty & Exchange Abbreviations:

ANZ	Australia and New Zealand Banking Group
BNP	BNP Paribas
BOA	Bank of America
BRC	Barclays
BSC	Banco Santander Central Hispano
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DUB	Deutsche Bank
EUX	Eurex Exchange
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
ING	ING Baring
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
MSE	Montreal Exchange
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SGN	Societe Generale
SSB	State Street Bank
UBS	UBS

Currency Abbreviations:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real

CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Payment Frequency Abbreviations:

A	Annual
L	Lunar
M	Monthly
Q	Quarterly
S	Semiannual
Z	At Maturity

Reference Rate Abbreviations:

ARS Deposit	Argentina Deposit Rate
ARS Reference	Argentina Reference Rate
AUD Bank Bill	Australian Dollar Bank Bill Rate
EUR LIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound London Interbank Offered Rate
US FED	United States Federal Reserve Bank Rate
US PRIME	United States Prime Rate
USD LIBOR	United States Dollar London Interbank Offered Rate
UST	United States Treasury Rate

Other Abbreviations:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

See Notes to Financial Statements

PACIFIC FUNDS

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

March 31, 2019

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2019

	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Developing Growth Fund	PF Growth Fund
ASSETS
Investments, at value (excluding derivatives)	$57,437,275	$698,648,785	$155,858,761	$70,564,986	$15,655,284	$186,590,827
Outstanding purchased options, at value	90,527	76,384	—	—	—	—
Cash	—	—	—	316,445	—	—
Cash (segregated for derivative instruments)	400,000	1,689,000	92,300	610,997	—	—
Foreign currency held, at value	176,175	3,089,979	3,551	174,721	—	—
Receivables:
Dividends and interest	147,766	3,596,995	1,022,156	943,981	1,244	71,149
Securities sold	16,999,499	187,505,054	433,436	93,529	75,876	—
Variation margin on futures contracts	12,049	1,311,227	—	—	—	—
Variation margin on swap agreements	4,839	1,566,981	—	—	—	—
Due from adviser	5,442	41,244	16,974	17,163	1,527	6,452
Forward foreign currency contracts appreciation	84,021	1,683,056	2,321	332,591	—	—
Swap premiums paid	2,693	19,708	—	—	—	—
Swap agreements appreciation	4,024	379,075	—	—	—	—
Prepaid expenses and other assets	174	9,491	743	285	—	1,379
Total Assets	75,364,484	899,616,979	157,430,242	73,054,698	15,733,931	186,669,807
LIABILITIES
Payables:
Fund shares redeemed	22,055	296,646	93,587	40,826	7,465	106,820
Securities purchased	12,339,714	384,209,238	1,787,526	635,888	19,300	72,288
Sale-buyback financing transactions	21,850,850	10,978,581	—	—	—	—
Reverse repurchase agreement	—	2,045,000	—	—	—	—
Due to custodian	—	73,943	—	—	—	—
Due to brokers	—	3,370,000	—	250,000	—	—
Swap agreements	2,503	38,605	—	—	—	—
Variation margin on futures contracts	—	—	29,734	—	—	—
Variation margin on swap agreements	—	—	—	10,534	—	—
Accrued advisory fees	17,410	169,684	63,575	47,015	7,684	80,223
Accrued administration fees	6,529	63,632	23,840	9,219	1,921	21,879
Accrued support service expenses	2,789	20,424	7,700	3,653	525	6,605
Accrued custodian fees and expenses	6,404	55,681	7,376	28,936	205	3,798
Accrued legal, audit and tax service fees	6,941	55,240	19,771	9,258	1,355	17,339
Accrued trustees’ fees and expenses and deferred compensation	2,719	15,400	2,347	97	2,318	4,148
Accrued foreign capital gains tax	—	—	—	2,237	—	—
Accrued other (1)	13,981	105,042	36,676	27,304	6,164	25,810
Forward foreign currency contracts depreciation	38,600	536,393	482	391,005	—	—
Outstanding options written, at value	97,637	178,761	—	—	—	—
Swap premiums received	3,106	46,047	—	—	—	—
Swap agreements depreciation	3,856	—	—	—	—	—
Total Liabilities	34,415,094	402,258,317	2,072,614	1,455,972	46,937	338,910
NET ASSETS	$40,949,390	$497,358,662	$155,357,628	$71,598,726	$15,686,994	$186,330,897
NET ASSETS CONSIST OF:
Paid-in capital	$50,727,064	$507,350,432	$156,187,043	$80,693,037	$12,080,267	$103,186,423
Undistributed/accumulated earnings (deficit)	(9,777,674)	(9,991,770)	(829,415)	(9,094,311)	3,606,727	83,144,474
NET ASSETS	$40,949,390	$497,358,662	$155,357,628	$71,598,726	$15,686,994	$186,330,897
Class P Shares:
Shares of beneficial interest outstanding	4,648,564	47,078,053	15,640,207	7,806,405	851,393	6,855,689
Net Asset Value Per Share	$8.81	$10.56	$9.93	$9.17	$18.43	$27.18

Investments, at cost (excluding derivatives)	$56,962,201	$693,334,102	$155,231,298	$71,493,738	$11,706,519	$105,510,195
Outstanding purchased options, at cost	68,744	109,278	—	—	—	—
Foreign currency held, at cost	176,876	3,118,528	3,581	175,826	—	—
Premiums received from outstanding options written	116,487	154,412	—	—	—	—

(1)

Accrued other for the PF Inflation Managed, PF Managed Bond, PF Short Duration Bond, PF Emerging Markets Debt, and PF Developing Growth Funds include $7,017, $51,788, $21,538, $12,874, and $4,349 of accrued accounting fees, respectively.

See Notes to Financial Statements

C-1

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2019

	PF Large-Cap Value Fund	PF Mid-Cap Equity Fund	PF Multi-Asset Fund	PF Small-Cap Value Fund	PF Emerging Markets Fund	PF International Large-Cap Fund
ASSETS
Investments, at value (excluding derivatives)	$171,050,381	$9,900,085	$1,141,657,834	$70,472,870	$134,109,334	$57,258,250
Cash	—	—	577,734	—	—	3,233
Foreign currency held, at value	—	—	—	—	51,360	—
Receivables:
Dividends and interest	282,260	9,326	5,840,075	82,907	215,845	1,008,802
Securities sold	—	37,917	—	320,723	350,331	254,547
Due from adviser	1,614	—	53,866	2,966	—	—
Swap agreements appreciation	—	—	25,819,943	—	—	—
Prepaid expenses and other assets	2,744	—	10,486	—	1,863	560
Total Assets	171,336,999	9,947,328	1,173,959,938	70,879,466	134,728,733	58,525,392
LIABILITIES
Payables:
Fund shares redeemed	98,923	—	577,734	35,727	69,685	29,094
Securities purchased	—	—	5,512,639	142,225	134,426	61,220
Due to custodian	—	—	173,662	—	—	345
Variation margin on futures contracts	—	—	102,875	—	—	—
Accrued advisory fees	98,965	6,628	341,689	47,151	207,203	68,311
Accrued administration fees	22,838	1,247	146,438	9,430	16,621	6,144
Accrued support service expenses	7,809	388	47,093	2,825	5,741	2,270
Accrued custodian fees and expenses	4,157	1,719	25,090	1,708	108,880	44,822
Accrued legal, audit and tax service fees	22,307	1,395	116,134	7,820	15,695	6,913
Accrued trustees’ fees and expenses and deferred compensation	8,369	1,310	1,706	1,020	1,724	4,106
Accrued foreign capital gains tax	—	—	—	—	240,042	126,905
Accrued other (1)	27,713	5,555	135,910	14,014	41,932	23,102
Swap agreements depreciation	—	—	30,364,776	—	—	—
Total Liabilities	291,081	18,242	37,545,746	261,920	841,949	373,232
NET ASSETS	$171,045,918	$9,929,086	$1,136,414,192	$70,617,546	$133,886,784	$58,152,160
NET ASSETS CONSIST OF:
Paid-in capital	$96,248,283	$9,442,974	$1,130,970,270	$63,342,263	$88,982,898	$36,476,403
Undistributed/accumulated earnings (deficit)	74,797,635	486,112	5,443,922	7,275,283	44,903,886	21,675,757
NET ASSETS	$171,045,918	$9,929,086	$1,136,414,192	$70,617,546	$133,886,784	$58,152,160
Class P Shares:
Shares of beneficial interest outstanding	14,318,522	880,013	115,812,746	8,599,383	9,102,089	5,002,089
Net Asset Value Per Share	$11.95	$11.28	$9.81	$8.21	$14.71	$11.63

Investments, at cost (excluding derivatives)	$99,799,865	$9,347,018	$1,136,498,192	$63,334,674	$88,462,417	$39,224,459
Foreign currency held, at cost	—	—	—	—	51,276	—

(1)	Accrued other for the PF Mid-Cap Equity Fund includes $3,594 of accrued accounting fees.

See Notes to Financial Statements

C-2

PACIFIC FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

March 31, 2019

	PF International Small-Cap Fund	PF International Value Fund	PF Real Estate Fund	PF Currency Strategies Fund	PF Equity Long/Short Fund
ASSETS
Investments, at value (excluding derivatives)	$31,690,456	$63,968,774	$81,612,406	$45,383,038	$29,149,760
Cash (segregated for derivative instruments)	—	—	—	—	8,263,000
Foreign currency held, at value	53,666	84,160	—	32,251	38,063
Receivables:
Dividends and interest	393,581	1,023,436	248,681	148,854	27,069
Securities sold	—	132,845	368,225	—	—
Variation margin on futures contracts	—	—	—	—	943,901
Due from adviser	9,293	—	1,137	—	—
Forward foreign currency contracts appreciation	—	—	—	734,059	3,874
Swap agreements appreciation	—	—	—	—	310,325
Prepaid expenses and other assets	2	1,117	430	144	—
Total Assets	32,146,998	65,210,332	82,230,879	46,298,346	38,735,992
LIABILITIES
Payables:
Fund shares redeemed	18,390	33,138	43,960	29,757	22,899
Securities purchased	77,042	72,466	408,734	—	—
Swap agreements	—	—	—	—	1,189
Due to brokers	—	—	—	1,200,000	—
Accrued advisory fees	29,946	46,940	40,690	27,221	26,637
Accrued administration fees	5,285	7,249	8,138	6,282	3,996
Accrued support service expenses	3,183	2,892	2,063	2,397	2,122
Accrued custodian fees and expenses	42,087	49,748	771	4,295	5,075
Accrued legal, audit and tax service fees	8,155	8,419	5,304	6,475	5,765
Accrued trustees’ fees and expenses and deferred compensation	115	5,128	554	1,265	77
Accrued foreign capital gains tax	—	644	—	—	—
Accrued other (1)	29,127	27,379	8,042	7,185	47,391
Forward foreign currency contracts depreciation	—	—	—	476,314	48,066
Swap agreements depreciation	—	—	—	—	702,304
Total Liabilities	213,330	254,003	518,256	1,761,191	865,521
NET ASSETS	$31,933,668	$64,956,329	$81,712,623	$44,537,155	$37,870,471
NET ASSETS CONSIST OF:
Paid-in capital	$36,673,393	$67,413,897	$70,323,693	$45,001,833	$38,952,674
Undistributed/accumulated earnings (deficit)	(4,739,725)	(2,457,568)	11,388,930	(464,678)	(1,082,203)
NET ASSETS	$31,933,668	$64,956,329	$81,712,623	$44,537,155	$37,870,471
Class P Shares:
Shares of beneficial interest outstanding	3,330,575	8,647,538	6,666,827	4,841,712	4,829,519
Net Asset Value Per Share	$9.59	$7.51	$12.26	$9.20	$7.84

Investments, at cost (excluding derivatives)	$30,331,677	$64,211,386	$70,105,446	$45,692,232	$29,146,740
Foreign currency held, at cost	53,763	84,331	—	32,745	38,110

(1)	Accrued other for the PF International Small-Cap and PF Equity Long/Short Funds include $18,477 and $40,000 of accrued accounting fees, respectively.

See Notes to Financial Statements

C-3

PACIFIC FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2019

	PF Inflation Managed Fund	PF Managed Bond Fund	PF Short Duration Bond Fund	PF Emerging Markets Debt Fund	PF Developing Growth Fund	PF Growth Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$8,647	$214,215	$29,856	$94,204	$23,146	$1,220,354
Interest, net of foreign taxes withheld	1,952,899	18,930,426	3,981,222	5,053,392	214	5,586
Other	—	84	—	63	—	—
Total Investment Income	1,961,546	19,144,725	4,011,078	5,147,659	23,360	1,225,940

EXPENSES
Advisory fees	267,765	2,097,530	554,192	641,884	71,446	952,698
Administration fees	100,412	786,574	207,822	122,653	17,862	259,827
Support services expenses	11,836	93,581	21,890	14,586	1,986	31,070
Custodian fees and expenses	8,690	60,840	8,154	43,009	160	4,839
Shareholder report expenses	7,079	45,260	11,129	8,416	989	16,118
Transfer agency out-of-pocket expenses	5,120	38,994	9,182	6,245	839	13,046
Registration fees	383	2,642	1,028	495	70	874
Legal, audit and tax service fees	8,433	61,628	20,798	10,766	1,512	20,362
Trustees’ fees and expenses	3,180	24,192	5,794	3,933	508	8,094
Interest expense	345,818	443,322	—	—	—	—
Other (1)	14,005	116,579	41,981	37,406	8,762	18,510
Total Expenses	772,721	3,771,142	881,970	889,393	104,134	1,325,438
Advisory Fee Waiver (2)	—	—	—	(6,412)	—	—
Adviser Expense Reimbursement (3)	(58,726)	(443,715)	(119,957)	(124,856)	(14,826)	(112,913)
Net Expenses	713,995	3,327,427	762,013	758,125	89,308	1,212,525
NET INVESTMENT INCOME (LOSS)	1,247,551	15,817,298	3,249,065	4,389,534	(65,948)	13,415

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions (4)	(447,816)	(3,722,276)	342,850	(486,692)	920,420	6,959,954
Foreign currency transactions	(108,590)	(1,039,572)	(11,649)	(1,682,136)	—	(131)
Forward foreign currency contract transactions	288,703	304,230	27,273	(1,321,835)	—	—
Futures contract transactions	(376,015)	(7,662,369)	6,425	—	—	—
Purchased option transactions	(12,415)	(1,843,685)	—	—	—	—
Swap transactions	57,235	2,443,686	—	(99,285)	—	—
Written option transactions	103,842	2,334,154	—	—	—	—
Net Realized Gain (Loss)	(495,056)	(9,185,832)	364,899	(3,589,948)	920,420	6,959,823

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (5)	519,843	8,214,785	1,340,298	(1,472,688)	1,206,745	19,702,652
Foreign currencies	4,370	(54,550)	—	(15,097)	—	(51)
Forward foreign currency contracts	57,760	3,585,658	1,682	(93,157)	—	—
Futures contracts	(70,614)	(2,648,245)	59,375	—	—	—
Purchased options	25,019	128,667	—	—	—	—
Swaps	(20,011)	(1,467,008)	—	4,201	—	—
Written options	(27,626)	(128,243)	—	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	488,741	7,631,064	1,401,355	(1,576,741)	1,206,745	19,702,601
NET GAIN (LOSS)	(6,315)	(1,554,768)	1,766,254	(5,166,689)	2,127,165	26,662,424
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,241,236	$14,262,530	$5,015,319	($777,155)	$2,061,217	$26,675,839

Foreign taxes withheld on dividends and interest	$—	$14,506	$—	$34,398	$—	$4,315

(1)	Other expense for the PF Short Duration Bond and PF Developing Growth Funds include $38,184 and $8,035 of accounting fees, respectively.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.
(4)	Net realized gain (loss) on investment security transactions for the PF Emerging Markets Debt Fund is net of foreign capital gains tax withheld of $8,067.
(5)	Change in net unrealized appreciation (depreciation) on investment securities for the PF Emerging Markets Debt Fund was net of increase in deferred foreign capital gain tax of $1,174.

See Notes to Financial Statements

C-4

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2019

	PF Large-Cap Value Fund	PF Mid-Cap Equity Fund	PF Multi-Asset Fund	PF Small-Cap Value Fund	PF Emerging Markets Fund	PF International Large-Cap Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$4,400,292	$190,212	$259,482	$958,190	$2,596,576	$2,224,919
Interest, net of foreign taxes withheld	—	—	29,988,585	—	—	1,403
Total Investment Income	4,400,292	190,212	30,248,067	958,190	2,596,576	2,226,322

EXPENSES
Advisory fees	1,216,100	90,921	3,890,681	574,780	1,160,512	570,559
Administration fees	280,638	20,982	1,667,434	114,956	217,596	100,687
Support services expenses	34,570	2,935	183,950	13,672	26,714	13,450
Custodian fees and expenses	4,252	1,634	28,950	1,892	170,971	56,108
Shareholder report expenses	14,545	363	116,751	6,343	13,927	4,359
Transfer agency out-of-pocket expenses	13,826	1,111	80,617	5,578	11,033	5,363
Registration fees	966	38	6,507	359	735	265
Legal, audit and tax service fees	22,528	2,177	137,240	8,564	17,349	7,439
Trustees’ fees and expenses	8,503	700	51,117	3,451	6,950	3,370
Offering expenses	—	—	73,317	—	—	—
Other (1)	19,186	9,262	41,747	13,799	62,755	34,337
Total Expenses	1,615,114	130,123	6,278,311	743,394	1,688,542	795,937
Adviser Expense Reimbursement (2)	(118,375)	(18,220)	(609,033)	(53,658)	(310,434)	(124,692)
Net Expenses	1,496,739	111,903	5,669,278	689,736	1,378,108	671,245
NET INVESTMENT INCOME (LOSS)	2,903,553	78,309	24,578,789	268,454	1,218,468	1,555,077

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions (3)	12,044,515	9,353,760	(443,987)	8,893,312	11,196,437	36,165,579
Foreign currency transactions	—	—	—	—	(318,572)	12,214
Futures contract transactions	—	—	(1,316,693)	—	—	—
Swap transactions	—	—	(768,299)	—	—	—
Net Realized Gain (Loss)	12,044,515	9,353,760	(2,528,979)	8,893,312	10,877,865	36,177,793

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (4)	(6,152,759)	(7,615,837)	5,705,224	(11,477,373)	(19,708,494)	(36,903,646)
Foreign currencies	—	—	—	—	(3,100)	(34,754)
Futures contracts	—	—	(13,210)	—	—	—
Swaps	—	—	11,755,791	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	(6,152,759)	(7,615,837)	17,447,805	(11,477,373)	(19,711,594)	(36,938,400)
NET GAIN (LOSS)	5,891,756	1,737,923	14,918,826	(2,584,061)	(8,833,729)	(760,607)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,795,309	$1,816,232	$39,497,615	($2,315,607)	($7,615,261)	$794,470

Foreign taxes withheld on dividends and interest	$76,454	$—	$21,825	$5,767	$415,576	$285,250

(1)	Other expense for the PF Mid-Cap Equity Fund includes $8,108 of accounting fees.
(2)	See Note 7B in Notes to Financial Statements.
(3)	Net realized gain (loss) on investment security transactions for the PF International Large-Cap Fund is net of foreign capital gains tax withheld of ($132,584).
(4)

Change in net unrealized appreciation (depreciation) on investment securities for the PF Emerging Markets and PF International Large-Cap Funds was net of increase in deferred foreign capital gains tax of $232,805 and $121,628, respectively.

See Notes to Financial Statements

C-5

PACIFIC FUNDS

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED MARCH 31, 2019

	PF International Small-Cap Fund	PF International Value Fund	PF Real Estate Fund	PF Currency Strategies Fund	PF Equity Long/Short Fund
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,018,014	$3,190,356	$1,508,617	$345,245	$171,232
Interest, net of foreign taxes withheld	—	—	—	586,131	735,860
Total Investment Income	2,018,014	3,190,356	1,508,617	931,376	907,092

EXPENSES
Advisory fees	634,043	547,092	412,265	372,465	543,731
Administration fees	111,890	126,252	68,711	85,953	70,921
Support services expenses	14,173	16,568	7,587	10,391	11,700
Custodian fees and expenses	55,019	73,787	867	5,544	6,455
Shareholder report expenses	8,067	6,447	3,659	5,008	5,695
Transfer agency out-of-pocket expenses	6,035	6,715	3,212	4,302	5,886
Registration fees	428	353	277	310	273
Legal, audit and tax service fees	9,669	9,406	5,938	7,095	7,117
Trustees’ fees and expenses	3,825	4,203	1,963	2,751	2,504
Other (1)	37,487	37,239	6,892	4,637	79,541
Total Expenses	880,636	828,062	511,371	498,456	733,823
Advisory Fee Waiver (2)	—	—	(32,189)	—	(70,921)
Adviser Expense Reimbursement (3)	(60,110)	(154,717)	(30,395)	—	—
Net Expenses	820,526	673,345	448,787	498,456	662,902
NET INVESTMENT INCOME (LOSS)	1,197,488	2,517,011	1,059,830	432,920	244,190

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) On:
Investment security transactions	(6,777,035)	5,403,345	4,602,459	5,100	(102,220)
Foreign currency transactions	(34,601)	(38,738)	—	(509,933)	(33,244)
Forward foreign currency contract transactions	—	—	—	1,496,939	(861,818)
Futures contract transactions	—	—	—	—	(350,728)
Purchased option transactions	—	—	—	(263,580)	—
Swap transactions	—	—	—	—	(2,390,780)
Written option transactions	—	—	—	235,799	—
Net Realized Gain (Loss)	(6,811,636)	5,364,607	4,602,459	964,325	(3,738,790)

Change In Net Unrealized Appreciation (Depreciation) On:
Investment securities (4)	(6,329,604)	(16,049,027)	1,960,973	(548,580)	9,668
Foreign currencies	(15,467)	(20,412)	—	(2,625)	373
Forward foreign currency contracts	—	—	—	(617,264)	(19,158)
Futures contracts	—	—	—	—	1,007,448
Purchased options	—	—	—	477,239	—
Swaps	—	—	—	—	(6,581,524)
Written options	—	—	—	(193,674)	—
Change in Net Unrealized Appreciation (Depreciation)	(6,345,071)	(16,069,439)	1,960,973	(884,904)	(5,583,193)
NET GAIN (LOSS)	(13,156,707)	(10,704,832)	6,563,432	79,421	(9,321,983)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($11,959,219)	($8,187,821)	$7,623,262	$512,341	($9,077,793)

Foreign taxes withheld on dividends and interest	$236,919	$492,715	$—	$—	$—

(1)	Other expense for the PF Equity Long/Short Fund includes $72,972 of accounting fees.
(2)	See Note 6 in Notes to Financial Statements.
(3)	See Note 7B in Notes to Financial Statements.
(4)	Change in net unrealized appreciation (depreciation) on investment securities for the PF International Value Fund was net of decrease in deferred foreign capital gains tax of $19,590.

See Notes to Financial Statements

C-6

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund
OPERATIONS
Net investment income (loss)	$1,247,551	$488,345	$15,817,298	$18,549,661	$3,249,065	$2,448,443
Net realized gain (loss)	(495,056)	15,306	(9,185,832)	9,219,892	364,899	(803,745)
Change in net unrealized appreciation (depreciation)	488,741	(36,317)	7,631,064	(4,482,311)	1,401,355	(655,791)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,241,236	467,334	14,262,530	23,287,242	5,015,319	988,907

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(2,002,797)		(15,588,848)		(2,654,646)
Net investment income - Class P		(165,026)		(26,381,232)		(2,387,342)
Net realized gains - Class P		—		(871,668)		—
Net Decrease from Dividends and Distributions to Shareholders	(2,002,797)	(165,026)	(15,588,848)	(27,252,900)	(2,654,646)	(2,387,342)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	2,259,623	64,592,086	65,397,455	5,783,284	127,240,312	4,942,999
Dividends and distribution reinvestments - Class P	2,002,797	165,026	15,588,848	27,252,900	2,654,646	2,387,342
Cost of shares repurchased - Class P	(38,323,765)	(2,417,220)	(180,977,802)	(172,610,204)	(89,166,761)	(61,302,167)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(34,061,345)	62,339,892	(99,991,499)	(139,574,020)	40,728,197	(53,971,826)
NET INCREASE (DECREASE) IN NET ASSETS	(34,822,906)	62,642,200	(101,317,817)	(143,539,678)	43,088,870	(55,370,261)

NET ASSETS
Beginning of Year	75,772,296	13,130,096	598,676,479	742,216,157	112,268,758	167,639,019
End of Year	$40,949,390	$75,772,296	$497,358,662	$598,676,479	$155,357,628	$112,268,758
Undistributed/Accumulated Net Investment Income (Loss)		$186,399		($1,643,668)		$644,281

	PF Emerging Markets Debt Fund		PF Developing Growth Fund		PF Growth Fund
OPERATIONS
Net investment income (loss)	$4,389,534	$2,347,533	($65,948)	($41,051)	$13,415	$231,718
Net realized gain (loss)	(3,589,948)	1,779,170	920,420	1,272,919	6,959,823	10,114,729
Change in net unrealized appreciation (depreciation)	(1,576,741)	(420,204)	1,206,745	1,084,703	19,702,601	18,433,706
Net Increase (Decrease) in Net Assets Resulting from Operations	(777,155)	3,706,499	2,061,217	2,316,571	26,675,839	28,780,153

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(1,235,277)		(95,677)		(10,767,593)
Net investment income - Class P		(3,464,056)		—		(255,381)
Net realized gains - Class P		—		—		(5,034,209)
Net Decrease from Dividends and Distributions to Shareholders	(1,235,277)	(3,464,056)	(95,677)	—	(10,767,593)	(5,289,590)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	18,582,694	46,255,849	8,879,889	1,177,216	43,746,338	78,781,362
Dividends and distribution reinvestments - Class P	1,235,277	3,464,056	95,677	—	10,767,593	5,289,590
Cost of shares repurchased - Class P	(31,964,603)	(6,818,320)	(4,717,570)	(2,835,820)	(90,823,136)	(35,961,516)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,146,632)	42,901,585	4,257,996	(1,658,604)	(36,309,205)	48,109,436
NET INCREASE (DECREASE) IN NET ASSETS	(14,159,064)	43,144,028	6,223,536	657,967	(20,400,959)	71,599,999

NET ASSETS
Beginning of Year	85,757,790	42,613,762	9,463,458	8,805,491	206,731,856	135,131,857
End of Year	$71,598,726	$85,757,790	$15,686,994	$9,463,458	$186,330,897	$206,731,856
Undistributed/Accumulated Net Investment Income (Loss)		($385,597)		($1,866)		$5,432

See Notes to Financial Statements

C-7

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year/Period Ended March 31, 2018 (1)
	PF Large-Cap Value Fund		PF Mid-Cap Equity Fund		PF Multi-Asset Fund
OPERATIONS
Net investment income (loss)	$2,903,553	$5,264,729	$78,309	$255,243	$24,578,789	$1,047,910
Net realized gain (loss)	12,044,515	105,969,265	9,353,760	15,006,079	(2,528,979)	(1,288,736)
Change in net unrealized appreciation (depreciation)	(6,152,759)	(74,455,651)	(7,615,837)	(5,362,910)	17,447,805	(16,846,206)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,795,309	36,778,343	1,816,232	9,898,412	39,497,615	(17,087,032)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(65,461,743)		(19,252)		(15,433,139)
Net investment income - Class P		(5,568,048)		(279,701)		—
Net realized gains - Class P		(5,764,837)		(10,976,374)		—
Net Decrease from Dividends and Distributions to Shareholders	(65,461,743)	(11,332,885)	(19,252)	(11,256,075)	(15,433,139)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	96,163,101	2,825,708	10,035,915	226,914	601,760,853	750,387,520
Dividends and distribution reinvestments - Class P	65,461,743	11,332,885	19,252	11,256,075	15,433,139	—
Cost of shares repurchased - Class P	(88,855,637)	(318,212,161)	(33,232,671)	(44,826,567)	(238,144,754)	(10)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	72,769,207	(304,053,568)	(23,177,504)	(33,343,578)	379,049,238	750,387,510
NET INCREASE (DECREASE) IN NET ASSETS	16,102,773	(278,608,110)	(21,380,524)	(34,701,241)	403,113,714	733,300,478

NET ASSETS
Beginning of Year or Period	154,943,145	433,551,255	31,309,610	66,010,851	733,300,478	—
End of Year or Period	$171,045,918	$154,943,145	$9,929,086	$31,309,610	$1,136,414,192	$733,300,478
Undistributed/Accumulated Net Investment Income (Loss)		$625,163		($1,016)		$1,064,555

	PF Small-Cap Value Fund		PF Emerging Markets Fund		PF International Large-Cap Fund
OPERATIONS
Net investment income (loss)	$268,454	$194,522	$1,218,468	$1,311,410	$1,555,077	$2,258,631
Net realized gain (loss)	8,893,312	13,993,171	10,877,865	29,818,496	36,177,793	32,271,447
Change in net unrealized appreciation (depreciation)	(11,477,373)	(5,896,589)	(19,711,594)	17,643,260	(36,938,400)	(6,291,224)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,315,607)	8,291,104	(7,615,261)	48,773,166	794,470	28,238,854

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(16,428,676)		(15,394,527)		(24,018,845)
Net investment income - Class P		(230,521)		(1,205,327)		(2,849,998)
Net realized gains - Class P		(15,035,437)		—		—
Net Decrease from Dividends and Distributions to Shareholders	(16,428,676)	(15,265,958)	(15,394,527)	(1,205,327)	(24,018,845)	(2,849,998)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	16,035,351	759,572	39,212,019	2,759,146	24,020,771	5,456,504
Dividends and distribution reinvestments - Class P	16,428,676	15,265,958	15,394,527	1,205,327	24,018,845	2,849,998
Cost of shares repurchased - Class P	(24,616,740)	(46,126,238)	(76,101,427)	(73,761,115)	(92,047,573)	(84,980,635)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,847,287	(30,100,708)	(21,494,881)	(69,796,642)	(44,007,957)	(76,674,133)
NET INCREASE (DECREASE) IN NET ASSETS	(10,896,996)	(37,075,562)	(44,504,669)	(22,228,803)	(67,232,332)	(51,285,277)

NET ASSETS
Beginning of Year	81,514,542	118,590,104	178,391,453	200,620,256	125,384,492	176,669,769
End of Year	$70,617,546	$81,514,542	$133,886,784	$178,391,453	$58,152,160	$125,384,492
Undistributed/Accumulated Net Investment Income (Loss)		($743)		($1,522,112)		($249,495)

(1)	PF Multi-Asset Fund commenced operations on January 31, 2018.

See Notes to Financial Statements

C-8

PACIFIC FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018
	PF International Small-Cap Fund		PF International Value Fund		PF Real Estate Fund
OPERATIONS
Net investment income (loss)	$1,197,488	$754,316	$2,517,011	$5,038,239	$1,059,830	$777,524
Net realized gain (loss)	(6,811,636)	4,296,821	5,364,607	27,546,854	4,602,459	4,246,790
Change in net unrealized appreciation (depreciation)	(6,345,071)	1,654,919	(16,069,439)	(9,695,966)	1,960,973	(6,500,964)
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,959,219)	6,706,056	(8,187,821)	22,889,127	7,623,262	(1,476,650)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	(1,873,319)		(13,896,218)		(6,470,668)
Net investment income - Class P		(1,105,961)		(7,139,546)		(616,661)
Net realized gains - Class P		(3,413,550)		—		(5,759,868)
Net Decrease from Dividends and Distributions to Shareholders	(1,873,319)	(4,519,511)	(13,896,218)	(7,139,546)	(6,470,668)	(6,376,529)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	13,122,384	49,538,815	23,359,226	5,213,861	51,075,260	9,367,327
Dividends and distribution reinvestments - Class P	1,873,319	4,519,511	13,896,218	7,139,546	6,470,668	6,376,529
Cost of shares repurchased - Class P	(59,045,777)	(9,226,369)	(93,840,625)	(59,107,900)	(18,505,117)	(5,409,463)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(44,050,074)	44,831,957	(56,585,181)	(46,754,493)	39,040,811	10,334,393
NET INCREASE (DECREASE) IN NET ASSETS	(57,882,612)	47,018,502	(78,669,220)	(31,004,912)	40,193,405	2,481,214

NET ASSETS
Beginning of Year	89,816,280	42,797,778	143,625,549	174,630,461	41,519,218	39,038,004
End of Year	$31,933,668	$89,816,280	$64,956,329	$143,625,549	$81,712,623	$41,519,218
Undistributed/Accumulated Net Investment Income (Loss)		($93,534)		$593,345		$141,085

	PF Currency Strategies Fund		PF Equity Long/Short Fund
OPERATIONS
Net investment income (loss)	$432,920	($119,890)	$244,190	($300,859)
Net realized gain (loss)	964,325	(900,769)	(3,738,790)	16,433,672
Change in net unrealized appreciation (depreciation)	(884,904)	(433,088)	(5,583,193)	(6,424,573)
Net Increase (Decrease) in Net Assets Resulting from Operations	512,341	(1,453,747)	(9,077,793)	9,708,240

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Total distributable earnings - Class P	—		(2,425,959)
Net investment income - Class P		(2,053,772)		(4,575,880)
Net realized gains - Class P		—		(5,371,424)
Net Decrease from Dividends and Distributions to Shareholders	—	(2,053,772)	(2,425,959)	(9,947,304)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	9,333,517	7,841,564	22,981,830	3,506,269
Dividends and distribution reinvestments - Class P	—	2,053,772	2,425,959	9,947,304
Cost of shares repurchased - Class P	(27,863,804)	(31,655,007)	(33,156,148)	(27,173,385)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,530,287)	(21,759,671)	(7,748,359)	(13,719,812)
NET INCREASE (DECREASE) IN NET ASSETS	(18,017,946)	(25,267,190)	(19,252,111)	(13,958,876)

NET ASSETS
Beginning of Year	62,555,101	87,822,291	57,122,582	71,081,458
End of Year	$44,537,155	$62,555,101	$37,870,471	$57,122,582
Undistributed/Accumulated Net Investment Income (Loss)		($1,805,479)		($5,259,736)

See Notes to Financial Statements

C-9

PACIFIC FUNDS

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED MARCH 31, 2019

PF Inflation Managed Fund
CASH FLOWS FROM OPERATING ACTIVITIES (2):
Net increase (decrease) in net assets from operations	$1,241,236
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of long-term securities	(106,304,473)
Proceeds from disposition of long-term securities	135,465,681
Proceeds (purchases) of short-term securities, net	4,512,750
Proceeds (purchases) from foreign currency transactions	4,370
(Increase) decrease in dividends and interest receivable	20,495
(Increase) decrease in receivable for securities sold	(15,650,780)
(Increase) decrease in receivable for swap agreements	13,394
(Increase) decrease in receivable due from adviser	(2,669)
(Increase) decrease in prepaid expenses and other assets	(174)
(Increase) decrease in variation margin on futures contracts	(31,288)
(Increase) decrease in variation margin on swap agreements	(65,901)
Increase (decrease) in swap premiums	(2,693)
Increase (decrease) in payable for securities purchased	9,307,141
Increase (decrease) in payable for due to custodian	(16)
Increase (decrease) in payable for swap agreements	2,503
Increase (decrease) in accrued advisory fees	650
Increase (decrease) in accrued administration fees	244
Increase (decrease) in accrued support services expenses	2,342
Increase (decrease) in accrued custodian fees and expenses	4,757
Increase (decrease) in accrued legal, audit and tax service fees	4,496
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	471
Increase (decrease) in accrued other payable	10,192
Change in net unrealized (appreciation) depreciation on investment securities	(519,843)
Change in net unrealized (appreciation) depreciation on foreign currencies	(4,370)
Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	(57,760)
Change in net unrealized (appreciation) depreciation on purchased options	(25,019)
Change in net unrealized (appreciation) depreciation on swaps (3)	(7,062)
Change in net unrealized (appreciation) depreciation on written options	27,626
Net realized (gain) loss on investment security transactions	447,816
Net realized (gain) loss on foreign currency transactions	90,386
Net realized (gain) loss on purchased option transactions	12,415
Net realized (gain) loss on written option transactions	(103,842)
Net amortization on investments	180,871
Net cash provided by (used in) operating activities	28,573,946

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	2,264,026
Payment of shares redeemed	(38,327,188)
Increase (decrease) in payable for reverse repurchase agreement	(2,450,000)
Proceeds from sale-buyback financing activities	1,156,274,892
Payment on sale-buyback financing transactions	(1,146,119,514)
Net cash provided by (used in) financing activities	(28,357,784)

NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	216,162

CASH AND FOREIGN CURRENCY:
Beginning of Year	360,013
End of Year (4)	$576,175

(1)

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, but does not include any short-term investments. The PF Inflation Managed Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other funds have met the exemption criteria.

(2)	Interest paid by the PF Inflation Managed Fund was $345,818.
(3)	Excludes centrally cleared swaps included in variation margin.
(4)	Includes cash (segregated for derivative instruments) of $400,000.

See Notes to Financial Statements

C-10

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)		Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Inflation Managed Fund
4/1/2018 - 3/31/2019	$8.88	$0.16	$0.05	$0.21	($0.28)	$—	($0.28)	$8.81	1.15%	1.07	%(6)	1.86%	2.50%	$40,949	126%
4/1/2017 - 3/31/2018	8.92	0.27	(0.19)	0.08	(0.12)	—	(0.12)	8.88	1.06%	0.94%		3.08%	0.87%	75,772	108%
4/1/2016 - 3/31/2017	8.73	0.29	(0.10)	0.19	—	—	—	8.92	0.98%	0.80%		3.35%	2.18%	13,130	194%
4/1/2015 - 3/31/2016	8.80	0.20	(0.27)	(0.07)	—	—	—	8.73	0.79%	0.64%		2.36%	(0.80%)	52,190	89%
4/1/2014 - 3/31/2015	8.84	0.06	0.15	0.21	(0.25)	—	(0.25)	8.80	0.68%	0.58%		0.68%	2.38%	126,154	139%
PF Managed Bond Fund
4/1/2018 - 3/31/2019	$10.58	$0.31	$0.03	$0.34	($0.36)	$—	($0.36)	$10.56	0.72%	0.63	%(6)	3.02%	3.43%	$497,359	520%
4/1/2017 - 3/31/2018	10.67	0.29	0.05	0.34	(0.42)	(0.01)	(0.43)	10.58	0.64%	0.57%		2.63%	3.29%	598,676	364%
4/1/2016 - 3/31/2017	10.57	0.26	0.10	0.36	(0.15)	(0.11)	(0.26)	10.67	0.64%	0.56%		2.39%	3.42%	742,216	372%
4/1/2015 - 3/31/2016	11.06	0.28	(0.16)	0.12	(0.25)	(0.36)	(0.61)	10.57	0.64%	0.55%		2.58%	1.31%	421,377	370%
4/1/2014 - 3/31/2015	10.76	0.15	0.52	0.67	(0.17)	(0.20)	(0.37)	11.06	0.63%	0.55%		1.37%	6.32%	643,882	578%
PF Short Duration Bond Fund
4/1/2018 - 3/31/2019	$9.79	$0.23	$0.07	$0.30	($0.16)	$—	($0.16)	$9.93	0.64%	0.55%		2.34%	3.05%	$155,358	164%
4/1/2017 - 3/31/2018	9.88	0.15	(0.09)	0.06	(0.15)	—	(0.15)	9.79	0.63%	0.55%		1.56%	0.65%	112,269	67%
4/1/2016 - 3/31/2017	9.84	0.12	0.01	0.13	(0.09)	—	(0.09)	9.88	0.68%	0.55%		1.16%	1.36%	167,639	233%
4/1/2015 - 3/31/2016	10.01	0.12	(0.09)	0.03	(0.20)	—	(0.20)	9.84	0.65%	0.55%		1.18%	0.35%	75,899	98%
4/1/2014 - 3/31/2015	10.05	0.11	(0.02)	0.09	(0.13)	—	(0.13)	10.01	0.64%	0.55%		1.11%	0.88%	213,334	60%
PF Emerging Markets Debt Fund
4/1/2018 - 3/31/2019	$9.37	$0.47	($0.54)	($0.07)	($0.13)	$—	($0.13)	$9.17	1.09%	0.93%		5.37%	(0.61%)	$71,599	60%
4/1/2017 - 3/31/2018	9.39	0.51	0.30	0.81	(0.83)	—	(0.83)	9.37	1.11%	0.94%		5.28%	8.76%	85,758	68%
4/1/2016 - 3/31/2017	9.14	0.72	0.58	1.30	(1.05)	—	(1.05)	9.39	1.10%	0.94%		7.58%	14.88%	42,614	75%
4/1/2015 - 3/31/2016	8.89	0.61	(0.35)	0.26	(0.01)	—	(0.01)	9.14	1.07%	0.94%		6.91%	2.93%	108,161	80%
4/1/2014 - 3/31/2015	9.69	0.50	(0.95)	(0.45)	(0.35)	—	(0.35)	8.89	1.08%	0.94%		5.20%	(4.73%)	162,011	105%
PF Developing Growth Fund
4/1/2018 - 3/31/2019	$14.84	($0.09)	$3.80	$3.71	$—	($0.12)	($0.12)	$18.43	0.87%	0.75%		(0.55%)	25.05%	$15,687	127%
4/1/2017 - 3/31/2018	11.50	(0.06)	3.40	3.34	—	—	—	14.84	0.90%	0.75%		(0.45%)	29.04%	9,463	86%
4/1/2016 - 3/31/2017	9.80	(0.04)	1.74	1.70	—	—	—	11.50	0.90%	0.75%		(0.40%)	17.35%	8,805	123%
4/1/2015 - 3/31/2016	14.80	(0.07)	(3.18)	(3.25)	—	(1.75)	(1.75)	9.80	0.82%	0.75%		(0.51%)	(23.59%)	42,196	229%
4/1/2014 - 3/31/2015	15.54	(0.05)	1.20	1.15	—	(1.89)	(1.89)	14.80	0.82%	0.75%		(0.35%)	8.36%	83,731	264%
PF Growth Fund
4/1/2018 - 3/31/2019	$25.38	$0.00 (7)	$3.62	$3.62	($0.01)	($1.81)	($1.82)	$27.18	0.77%	0.70%		0.01%	14.99%	$186,331	28%
4/1/2017 - 3/31/2018	20.94	0.04	5.33	5.37	(0.04)	(0.89)	(0.93)	25.38	0.76%	0.70%		0.16%	25.93%	206,732	34%
4/1/2016 - 3/31/2017	18.82	0.02	2.61	2.63	(0.02)	(0.49)	(0.51)	20.94	0.77%	0.70%		0.12%	14.25%	135,132	43%
4/1/2015 - 3/31/2016	19.30	0.02	0.43	0.45	(0.09)	(0.84)	(0.93)	18.82	0.76%	0.70%		0.11%	2.17%	122,698	35%
4/1/2014 - 3/31/2015	17.33	0.05	2.19	2.24	(0.13)	(0.14)	(0.27)	19.30	0.76%	0.70%		0.30%	12.96%	147,893	39%
PF Large-Cap Value Fund
4/1/2018 - 3/31/2019	$17.14	$0.24	$0.46	$0.70	($0.17)	($5.72)	($5.89)	$11.95	0.86%	0.80%		1.55%	5.49%	$171,046	43%
4/1/2017 - 3/31/2018	16.60	0.22	0.79	1.01	(0.23)	(0.24)	(0.47)	17.14	0.86%	0.80%		1.27%	6.01%	154,943	7%
4/1/2016 - 3/31/2017	14.78	0.22	2.11	2.33	(0.20)	(0.31)	(0.51)	16.60	0.86%	0.80%		1.40%	15.88%	433,551	21%
4/1/2015 - 3/31/2016	16.46	0.23	(0.43)	(0.20)	(0.22)	(1.26)	(1.48)	14.78	0.86%	0.80%		1.45%	(1.29%)	299,971	10%
4/1/2014 - 3/31/2015	16.71	0.23	1.36	1.59	(0.38)	(1.46)	(1.84)	16.46	0.86%	0.80%		1.37%	9.40%	344,403	13%
PF Mid-Cap Equity Fund
4/1/2018 - 3/31/2019	$10.73	$0.06	$0.51	$0.57	($0.02)	$—	($0.02)	$11.28	0.93%	0.80%		0.56%	5.37%	$9,929	119%
4/1/2017 - 3/31/2018	11.00	0.05	1.75	1.80	(0.04)	(2.03)	(2.07)	10.73	0.88%	0.80%		0.40%	16.31%	31,310	77%
4/1/2016 - 3/31/2017	10.63	0.05	2.43	2.48	(0.17)	(1.94)	(2.11)	11.00	0.89%	0.80%		0.45%	24.02%	66,011	101%
4/1/2015 - 3/31/2016	12.15	0.15	(0.59)	(0.44)	(0.12)	(0.96)	(1.08)	10.63	0.86%	0.80%		1.34%	(3.79%)	169,595	184%
4/1/2014 - 3/31/2015	12.84	0.05	0.80	0.85	(0.03)	(1.51)	(1.54)	12.15	0.86%	0.80%		0.40%	7.44%	218,141	172%
PF Multi-Asset Fund
4/1/2018 - 3/31/2019	$9.42	$0.21	$0.31	$0.52	($0.13)	$—	($0.13)	$9.81	0.56%	0.51%		2.21%	5.72%	$1,136,414	75%
1/31/2018 - 3/31/2018	10.00	0.03	(0.61)	(0.58)	—	—	—	9.42	0.59%	0.51%		1.68%	(5.80%)	733,300	37%

See Notes to Financial Statements	See explanation of references, if any, on C-13

C-11

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

Fund	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions
For the Year or Period Ended (1)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss) (2)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (3)	Expenses After Reductions (3), (4)	Net Investment Income (Loss) (3)	Total Returns (5)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PF Small-Cap Value Fund
4/1/2018 - 3/31/2019	$11.22	$0.04	($0.56)	($0.52)	($0.03)	($2.46)	($2.49)	$8.21	0.97%	0.90%	0.35%	(4.23%)	$70,618	56%
4/1/2017 - 3/31/2018	12.09	0.02	0.79	0.81	(0.02)	(1.66)	(1.68)	11.22	0.97%	0.90%	0.17%	6.54%	81,515	30%
4/1/2016 - 3/31/2017	10.14	0.01	2.44	2.45	(0.07)	(0.43)	(0.50)	12.09	0.98%	0.90%	0.12%	23.99%	118,590	49%
4/1/2015 - 3/31/2016	10.45	0.03	(0.27)	(0.24)	(0.01)	(0.06)	(0.07)	10.14	0.96%	0.90%	0.33%	(2.29%)	199,324	55%
4/1/2014 - 3/31/2015	13.55	0.07	1.17	1.24	(0.14)	(4.20)	(4.34)	10.45	0.96%	0.90%	0.55%	11.55%	145,801	140%
PF Emerging Markets Fund
4/1/2018 - 3/31/2019	$17.30	$0.13	($0.95)	($0.82)	($0.09)	($1.68)	($1.77)	$14.71	1.16%	0.95%	0.84%	(3.61%)	$133,887	46%
4/1/2017 - 3/31/2018	13.81	0.10	3.49	3.59	(0.10)	—	(0.10)	17.30	1.20%	0.95%	0.63%	25.93%	178,391	34%
4/1/2016 - 3/31/2017	12.09	0.08	1.71	1.79	(0.07)	—	(0.07)	13.81	1.20%	0.95%	0.64%	14.83%	200,620	69%
4/1/2015 - 3/31/2016	13.58	0.10	(1.47)	(1.37)	(0.12)	—	(0.12)	12.09	1.23%	0.95%	0.84%	(10.09%)	118,049	65%
4/1/2014 - 3/31/2015	14.75	0.12	(0.71)	(0.59)	(0.19)	(0.39)	(0.58)	13.58	1.23%	0.95%	0.81%	(4.15%)	138,242	40%
PF International Large-Cap Fund
4/1/2018 - 3/31/2019	$20.85	$0.41	($1.09)	($0.68)	($0.24)	($8.30)	($8.54)	$11.63	1.19%	1.00%	2.32%	0.62%	$58,152	41%
4/1/2017 - 3/31/2018	18.19	0.26	2.74	3.00	(0.34)	—	(0.34)	20.85	1.14%	1.00%	1.28%	16.54%	125,384	10%
4/1/2016 - 3/31/2017	16.69	0.25	1.58	1.83	(0.33)	—	(0.33)	18.19	1.13%	1.00%	1.46%	11.17%	176,670	16%
4/1/2015 - 3/31/2016	18.50	0.20	(1.85)	(1.65)	(0.16)	—	(0.16)	16.69	1.10%	1.00%	1.17%	(8.93%)	289,863	24%
4/1/2014 - 3/31/2015	18.46	0.29	0.01	0.30	(0.26)	—	(0.26)	18.50	1.10%	1.00%	1.56%	1.70%	220,898	41%
PF International Small-Cap Fund
4/1/2018 - 3/31/2019	$11.24	$0.17	($1.58)	($1.41)	($0.05)	($0.19)	($0.24)	$9.59	1.18%	1.10%	1.61%	(12.54%)	$31,934	50%
4/1/2017 - 3/31/2018	10.50	0.19	1.79	1.98	(0.29)	(0.95)	(1.24)	11.24	1.16%	1.10%	1.63%	19.24%	89,816	52%
4/1/2016 - 3/31/2017	10.27	0.21	1.10	1.31	(0.41)	(0.67)	(1.08)	10.50	1.18%	1.09%	2.07%	13.85%	42,798	53%
4/1/2015 - 3/31/2016	10.69	0.15	(0.12)	0.03	(0.32)	(0.13)	(0.45)	10.27	1.11%	1.08%	1.37%	0.22%	118,558	51%
1/14/2015 - 3/31/2015	10.00	0.03	0.66	0.69	—	—	—	10.69	1.24%	1.08%	1.34%	6.90%	127,493	8%
PF International Value Fund
4/1/2018 - 3/31/2019	$10.17	$0.28	($1.20)	($0.92)	($0.34)	($1.40)	($1.74)	$7.51	0.98%	0.80%	2.99%	(8.51%)	$64,956	54%
4/1/2017 - 3/31/2018	9.31	0.30	0.99	1.29	(0.43)	—	(0.43)	10.17	0.92%	0.80%	2.95%	14.01%	143,626	111%
4/1/2016 - 3/31/2017	8.35	0.21	1.03	1.24	(0.28)	—	(0.28)	9.31	0.90%	0.80%	2.43%	15.15%	174,630	67%
4/1/2015 - 3/31/2016	9.51	0.16	(1.19)	(1.03)	(0.13)	—	(0.13)	8.35	0.92%	0.80%	1.80%	(10.87%)	140,760	73%
4/1/2014 - 3/31/2015	10.33	0.22	(0.65)	(0.43)	(0.39)	—	(0.39)	9.51	0.91%	0.80%	2.19%	(4.07%)	142,653	87%
PF Real Estate Fund
4/1/2018 - 3/31/2019	$11.86	$0.28	$1.75	$2.03	($0.21)	($1.42)	($1.63)	$12.26	1.12%	0.98%	2.31%	18.20%	$81,713	104%
4/1/2017 - 3/31/2018	14.94	0.30	(0.75)	(0.45)	(0.22)	(2.41)	(2.63)	11.86	1.13%	1.05%	2.12%	(4.15%)	41,519	47%
4/1/2016 - 3/31/2017	15.99	0.16	(0.18)	(0.02)	(0.39)	(0.64)	(1.03)	14.94	1.12%	1.05%	1.01%	(0.14%)	39,038	27%
4/1/2015 - 3/31/2016	16.87	0.36	0.15	0.51	(0.23)	(1.16)	(1.39)	15.99	1.12%	1.05%	2.33%	3.61%	70,717	26%
4/1/2014 - 3/31/2015	14.19	0.22	3.11	3.33	(0.31)	(0.34)	(0.65)	16.87	1.11%	1.05%	1.41%	23.69%	49,486	34%
PF Currency Strategies Fund
4/1/2018 - 3/31/2019	$9.12	$0.07	$0.01	$0.08	$—	$—	$—	$9.20	0.87%	0.87%	0.76%	0.88%	$44,537	97%
4/1/2017 - 3/31/2018	9.49	(0.01)	(0.13)	(0.14)	(0.23)	—	(0.23)	9.12	0.88%	0.88%	(0.15%)	(1.32%)	62,555	0%
4/1/2016 - 3/31/2017	9.75	(0.06)	0.90	0.84	(1.10)	—	(1.10)	9.49	0.90%	0.90%	(0.62%)	8.95%	87,822	0%
4/1/2015 - 3/31/2016	9.92	(0.08)	0.11	0.03	(0.20)	—	(0.20)	9.75	0.86%	0.86%	(0.78%)	0.35%	127,251	82%
4/1/2014 - 3/31/2015	9.41	(0.07)	0.79	0.72	(0.21)	—	(0.21)	9.92	0.86%	0.86%	(0.76%)	7.69%	187,572	141%
PF Equity Long/Short Fund
4/1/2018 - 3/31/2019	$9.71	$0.04	($1.51)	($1.47)	($0.15)	($0.25)	($0.40)	$7.84	1.55%	1.40%	0.52%	(15.08%)	$37,870	0%
4/1/2017 - 3/31/2018	9.78	(0.04)	1.41	1.37	(0.64)	(0.80)	(1.44)	9.71	1.39%	1.24%	(0.41%)	14.45%	57,123	0%
4/1/2016 - 3/31/2017	10.31	(0.10)	1.38	1.28	(1.81)	—	(1.81)	9.78	1.43%	1.28%	(0.95%)	13.10%	71,081	0%
4/27/2015 - 3/31/2016	10.00	(0.12)	2.09	1.97	(1.66)	—	(1.66)	10.31	1.42%	1.27%	(1.21%)	20.01%	167,587	0%

See Notes to Financial Statements	See explanation of references, if any, on C-13

C-12

PACIFIC FUNDS

FINANCIAL HIGHLIGHTS (Continued)

Selected per share, ratios and supplemental data for each year or period ended March 31, were as follows:

(1)	For share classes that commenced operations after April 1, 2014, the first date reported represents the commencement date of operations for that share class.
(2)	Net investment income (loss) per share has been calculated using the average shares method.
(3)	The ratios are annualized for periods of less than one full year.
(4)

The ratios of expenses after expense reductions to average net assets are after advisory fee waivers and adviser expense reimbursements, if any, as discussed in Note 6 and Note 7B, respectively, in Notes to the Financial Statements.

(5)	The total returns include reinvestment of all dividends and capital gains distribution, if any. Total returns are not annualized for periods less than one full year.
(6)	The annualized ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended March 31, 2019 are as follows:

Fund	Class P
PF Inflation Managed Fund	0.55%
PF Managed Bond Fund	0.55%

(7)	Reflects an amount rounding to less than $0.01 per share.

See Notes to Financial Statements

C-13

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, management investment company, and is organized as a Delaware statutory trust. Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of March 31, 2019, the Trust was comprised of thirty-four separate active funds, seventeen of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”). All of the Funds listed in the table below (collectively known as the “PF Underlying Funds”) offer Class P shares only, which are sold at net asset value:

PF Underlying Funds

PF Inflation Managed Fund	PF Large-Cap Value Fund	PF International Small-Cap Fund

PF Managed Bond Fund	PF Mid-Cap Equity Fund (1)	PF International Value Fund

PF Short Duration Bond Fund	PF Multi-Asset Fund	PF Real Estate Fund

PF Emerging Markets Debt Fund	PF Small-Cap Value Fund	PF Currency Strategies Fund

PF Developing Growth Fund	PF Emerging Markets Fund	PF Equity Long/Short Fund

PF Growth Fund	PF International Large-Cap Fund

(1)	Class P shares of the PF Mid-Cap Equity are currently not available for investment by any fund of funds of the Trust.

Presently, only the following Fund of Funds, the Investment Adviser, and certain of its affiliates can invest in Class P shares of the PF Underlying Funds.

Fund of Funds

Pacific FundsSM Portfolio Optimization Conservative*	Pacific FundsSM Portfolio Optimization Growth*

Pacific FundsSM Portfolio Optimization Moderate-Conservative*	Pacific FundsSM Portfolio Optimization Aggressive-Growth*

Pacific FundsSM Portfolio Optimization Moderate*	Pacific FundsSM Diversified Alternatives

*	These Funds are collectively known as the “Portfolio Optimization Funds”.

There is a separate annual report containing the financial statements for the Portfolio Optimization Funds and Pacific Funds Diversified Alternatives, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-20.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP. The following Accounting Standards Update(s) (each an “ASU”) were implemented during this reporting cycle.

On November 17, 2016, the FASB issued ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents is included as components of cash and cash equivalents as presented on the statement of cash flows (disclosures have been amended as reported on page C-10).

On August 28, 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. This update intends to improve the effectiveness of disclosure requirements on fair value measurements, including the consideration of costs and benefits. As a result of the implementation of ASU 2018-13, certain disclosures were removed from the Schedules of Investments and Note 3D.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund presented in these financial statements distributes all of its net investment income and realized capital gains, if any, to shareholders at least annually, although distributions could occur more often if advantageous to the applicable Fund and its shareholders. Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Each Fund may utilize the consent dividend provision of Section 565 of the Internal Revenue Code to effectively distribute income and capital gains for tax purposes even though they are not actually paid by the Fund.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs). Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS NOT YET ADOPTED

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which requires the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has determined that this new accounting pronouncement will have no impact on the financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, option contracts, and swap agreements for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Mutual Funds

Fund investments in affiliated or unaffiliated mutual funds are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value, a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of the Trust’s Administrator (see Note 6), and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

• Level 1 -	Quoted prices (unadjusted) in active markets for identical investments

• Level 2 -	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 -	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of March 31, 2019, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Basket Swaps – The value of total return basket swaps are derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. To the extent that these inputs are observable and timely, the fair values of total return basket swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Volatility Swaps – Volatility swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant discount interest rate curves, volatility inputs, and present value of future cash flows, which are observable from the market and built using the most actively traded securities for a given maturity. In addition, market data pertaining to volatility swaps are monitored regularly to ensure that volatility rates are properly depicting the current volatility rate. To the extent that these inputs are observable and timely, the fair values of volatility swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of March 31, 2019, none of the Funds presented in this report had any unfunded loan commitments.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country, or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. The exact time frame for the implementation of Brexit is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of March 31, 2019, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

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NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the following Funds entered into futures contracts for the reasons described: the PF Inflation Managed and PF Managed Bond Funds used futures contracts to manage interest rate risk exposure, as a substitute for cash bond exposure, and for purposes of liquidity. The PF Short Duration Bond Fund entered into interest rate futures to manage duration and yield curve exposure. The PF Multi-Asset Fund entered into futures contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Equity Long/Short Fund used futures to gain exposure to equity markets.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the reasons described: the PF Inflation Managed Fund purchased and wrote options on futures, currencies, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The PF Managed Bond Fund purchased and wrote options and swaptions on futures, bond indices, currencies, and swaps and also purchased options on TBAs as a means of capitalizing on anticipated changes in market volatility and to generate income. The PF Managed Bond Fund held inflation floors, and the PF Inflation Managed Fund held inflation caps and floors, to hedge duration. The PF Currency Strategies Fund purchased options to hedge risk on currency investments.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: the PF Inflation Managed and PF Managed Bond Funds purchased and sold forward contracts in connection with settling planned purchases or sales of investments, to hedge and manage the currency exposure associated with some or all of the Funds’ investments, to manage interest rate risk and yield curve exposures, and as part of the investment strategy of these Funds. The PF Short Duration Bond Fund entered into Forward Contracts in order to decrease currency exposure. The PF Emerging Markets Debt Fund entered into Forward Contracts to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy. The PF Currency Strategies and PF Equity Long/Short Funds purchased and sold non-deliverable Forward Contracts to gain or increase exposure to various currencies (both long and short positions), for hedging purposes to protect the Funds’ returns against adverse currency movements, and as a part of the investment strategies of these Funds.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation

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NOTES TO FINANCIAL STATEMENTS (Continued)

of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the reasons described: the PF Inflation Managed and PF Managed Bond Funds entered into interest rate swaps to manage nominal or real interest rate risk in various global markets, and as a substitute for cash bond exposure. The PF Emerging Markets Debt Fund entered into interest rate swaps to gain exposure to various markets, for purposes of hedging, and as part of the Fund’s investment strategy.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, none of the Funds held cross-currency swaps.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign

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NOTES TO FINANCIAL STATEMENTS (Continued)

issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2019 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the reasons described: the PF Inflation Managed and PF Managed Bond Funds purchased credit protection through credit default swaps to reduce credit exposure to individual issuers, reduce broad credit risk, and to benefit from price differences between the credit default swap and cash bonds markets. The PF Managed Bond Fund also entered into credit default swaps and credit default swaps on credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, emerging market, mortgage, or other asset classes.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

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NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the reasons described: the PF Emerging Markets Debt and the PF Multi-Asset Funds entered into total return swaps to gain exposure to various markets, for purposes of hedging, and as part of each Fund’s investment strategy. The PF Equity Long/Short Fund used total return swaps to gain exposure to various markets.

Total Return Basket Swaps – A total return basket swap is designed to function as a Fund of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These financing fees are based on defined market rates or a specified benchmark rate, plus or minus a specified spread. Positions within the swap are reset periodically, and financing fees are reset monthly. At maturity, any unrealized gain or loss on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation or depreciation on swaps in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gain or loss on swap transactions in the Statements of Operations. Total return basket swaps outstanding at period end, if any, are disclosed in Notes to Schedule of Investments.

During the reporting period, the PF Equity Long/Short Fund entered into total return basket swaps to gain exposure to equity indices and to gain security level stock exposure.

Volatility Swaps – Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying reference asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying reference asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying reference asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying reference asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying reference asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying reference asset.

None of the Funds presented in these financial statements held volatility swaps as of March 31, 2019.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements Swap agreements appreciation	Payable: Variation margin on swap agreements Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts Receivable: Variation margin on swap agreements	Payable: Variation margin on futures contracts Payable: Variation margin on swap agreements
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of March 31, 2019:

	Asset Derivative Investments Value
Fund	Total Value at March 31, 2019	Credit Contracts		Equity Contracts		Foreign Currency Contracts		Interest Rate Contracts
PF Inflation Managed	$527,839	$4,120	*	$—		$84,021		$439,698	*
PF Managed Bond	8,157,070	102,402	*	—		1,752,224	*	6,302,444	*
PF Short Duration Bond	157,890	—		—		2,321		155,569	*
PF Emerging Markets Debt	375,807	—		—		332,591		43,216	*
PF Multi-Asset	25,843,678	—		25,843,678	*	—		—
PF Currency Strategies	734,059	—		—		734,059		—
PF Equity Long/Short	559,535	—		555,661	*	3,874		—

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NOTES TO FINANCIAL STATEMENTS (Continued)

	Liability Derivative Investments Value
Fund	Total Value at March 31, 2019	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($584,356)	($4,594	)*	$—		($38,600)	($541,162	)*
PF Managed Bond	(9,422,988)	(33,113	)*	—		(600,394)*	(8,789,481	)*
PF Short Duration Bond	(78,665)	—		—		(482)	(78,183	)*
PF Emerging Markets Debt	(451,803)	—		—		(391,005)	(60,798	)*
PF Multi-Asset	(30,401,721)	—		(30,401,721	)*	—	—
PF Currency Strategies	(476,314)	—		—		(476,314)	—
PF Equity Long/Short	(761,080)	—		(713,014	)*	(48,066)	—

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared options, and/or centrally cleared swaps as reported in the Notes to Schedules of Investments.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended March 31, 2019:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	$61,350	($4,318)	$—	$288,703	($223,035)
PF Managed Bond	(4,423,984)	438,558	—	(534,243)	(4,328,299)
PF Short Duration Bond	33,698	—	—	27,273	6,425
PF Emerging Markets Debt	(1,421,120)	—	—	(1,321,835)	(99,285)
PF Multi-Asset	(2,084,992)	—	(2,084,992)	—	—
PF Currency Strategies	1,469,158	—	—	1,469,158	—
PF Equity Long/Short	(3,603,326)	—	(2,741,508)	(861,818)	—

	Change in Net Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Fund	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
PF Inflation Managed	($35,472)	($5,249)	$—	$57,760	($87,983)
PF Managed Bond	(529,171)	68,735	—	3,250,830	(3,848,736)
PF Short Duration Bond	61,057	—	—	1,682	59,375
PF Emerging Markets Debt	(88,956)	—	—	(93,157)	4,201
PF Multi-Asset	11,742,581	—	11,742,581	—	—
PF Currency Strategies	(333,699)	—	—	(333,699)	—
PF Equity Long/Short	(5,593,234)	—	(5,574,076)	(19,158)	—

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

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NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the average number of positions and values of derivative investments by derivative type for the fiscal year ended March 31, 2019:

	Average Positions and Values of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Options Contracts		Swap Agreements
Fund	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
PF Inflation Managed	11	($95,691)	31	$33,817	21	($11,712)	56	$58,774
PF Managed Bond	36	(37,289)	90	(248,256)	85	(62,618)	54	(1,189,472)
PF Short Duration Bond	4	39,545	4	881	—	—	—	—
PF Emerging Markets Debt	—	—	118	65,746	—	—	15	(63,234)
PF Multi-Asset	1	153,414	—	—	—	—	46	(23,869,316)
PF Currency Strategies	—	—	64	657,448	1	31,613	—	—
PF Equity Long/Short	12	(323,217)	49	(33,807)	—	—	18	1,427,092

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended March 31, 2019.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of March 31, 2019:

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities

PF Inflation Managed
Swap agreements	$4,024	($1,609)	$—	$2,415	($3,856)	$1,609	$—	($2,247)
Option contracts	89,015	(89,015)	—	—	(90,034)	89,015	—	(1,019)
Forward foreign currency contracts	84,021	(37,243)	—	46,778	(38,600)	37,243	—	(1,357)
Sale-buyback financing transactions					(21,850,850)	21,850,850	—	—

PF Managed Bond
Swap agreements	379,075	—	(343,619)	35,456	—	—	—	—
Option contracts	25,617	(145)	(15,450)	10,022	(145)	145	—	—
Forward foreign currency contracts	1,683,056	(411,753)	(364,568)	906,735	(536,393)	411,753	—	(124,640)
Reverse repurchase agreements					(2,045,000)	—	2,042,617	(2,383)
Sale-buyback financing transactions					(10,978,581)	10,957,941	—	(20,640)

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

	Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities			Gross Amounts Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in Statements of Assets and Liabilities
Description		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Pledged	Net Amount
	Assets				Liabilities

PF Short Duration Bond
Forward foreign currency contracts	$2,321	$—	$—	$2,321	($482)	$—	$—	($482)

PF Emerging Markets Debt
Forward foreign currency contracts	332,591	(175,735)	(3,902)	152,954	(391,005)	175,735	60,761	(154,509)

PF Multi-Asset
Swap agreements	25,819,943	(9,516,406)	(16,056,850)	246,687	(30,364,776)	9,516,406	20,668,547	(179,823)

PF Currency Strategies
Forward foreign currency contracts	734,059	(92,211)	(612,000)	29,848	(476,314)	92,211	348,954	(35,149)

PF Equity Long/Short
Swap agreements	310,325	(310,325)	—	—	(702,304)	310,325	391,979	—
Forward foreign currency contracts	3,874	(3,874)	—	—	(48,066)	3,874	44,192	—

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund presented in these financial statements, exceeded the value of the repurchase agreements as of March 31, 2019.

6. INVESTMENT ADVISORY, ADMINISTRATION AND SHAREHOLDER SERVICES, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”) serves as Investment Adviser to each Fund of the Trust. PLFA manages the PF Multi-Asset Fund. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise certain PF Underlying Funds presented in these financial statements. PLFA, as Investment Adviser of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of March 31, 2019, the investment advisory fees that PLFA receives from each Fund presented in these financial statements based upon an annual percentage of the average daily net assets of each Fund, and the sub-adviser of each Fund, are as follows:

Fund	Advisory Fees	Advisory Fee Waiver	Sub-Adviser
PF Inflation Managed	0.40%		Pacific Investment Management Company LLC
PF Managed Bond	0.40%		Pacific Investment Management Company LLC and Western Asset Management Company (co-sub-advisors)
PF Short Duration Bond	0.40%		T. Rowe Price Associates, Inc.
PF Emerging Markets Debt	0.785%	0.02% (effective November 1, 2018 through July 31, 2020)	Ashmore Investment Management Limited
PF Developing Growth	0.60%		Lord, Abbett & Co. LLC
PF Growth	0.55%		MFS Investment Management
PF Large-Cap Value	0.65%		ClearBridge Investments, LLC
PF Mid-Cap Equity	0.65%		Scout Investments, Inc. (April 1, 2018 through June 12, 2018); Rothschild & Co Asset Management US Inc. (June 13, 2018 to present)
PF Multi-Asset	0.35%
PF Small-Cap Value	0.75%		AllianceBernstein L.P.
PF Emerging Markets	0.80%		OppenheimerFunds, Inc.
PF International Large-Cap	0.85%		MFS Investment Management
PF International Small-Cap	0.85%		QS Investors, LLC
PF International Value	0.65%		Wellington Management Company LLP
PF Real Estate	0.90%	0.15% (effective November 1, 2018 through July 31, 2020)	Morgan Stanley Investment Management Inc. (April 1, 2018 through April 30, 2018); Principal Real Estate Investors, LLC (May 1, 2018 to present)
PF Currency Strategies	0.65%		UBS Asset Management (Americas) Inc. (sole sub-adviser as of October 16, 2018; previously co-sub-adviser with Macro Currency Group)
PF Equity Long/Short	1.15%	0.15% (through July 31, 2019)	AQR Capital Management, LLC

Pursuant to an Administration and Shareholder Services Agreement (the “Administration Agreement”), Pacific Life serves as administrator (the “Administrator”) to the Trust. The Trust paid the Administrator an administration fee at an annual rate of 0.15% for each of the PF Underlying Funds. The administration fee is for procuring or providing administrative, transfer agency, and shareholder services. In addition, Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Administrator’s and Investment Adviser’s responsibilities under the Administration Agreement and Investment Advisory Agreement. Under the Support Services Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, some of

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

which include the time spent by legal, accounting, and compliance personnel of Pacific Life and PLFA (including individuals who may be officers or Trustees of the Trust) to attend meetings of the Board and to provide assistance with the coordination and supervision in connection with the services procured for the Trust. Support services do not include any services for which PLFA is responsible pursuant to the Investment Advisory Agreement. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust’s shares. Under the Distribution Agreement, the Distributor bears all expenses of providing services, including costs of sales presentations, mailings, advertisements, and other marketing efforts by the Distributor in connection with the distribution or sale of the Trust’s shares and makes distribution and/or service payments to selling groups in connection with the sale of certain of the Trust’s shares and subsequent servicing needs of shareholders provided by selling groups. The Class P shares of the PF Underlying Funds presented in these financial statements are not subject to a distribution and/or service fee.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, ADMINISTRATION FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, the administration fees earned by Pacific Life, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the fiscal year ended March 31, 2019 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of March 31, 2019 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund (other than the PF Equity Long/Short Fund) presented in these financial statements for certain operating expenses that exceed an annual rate based on a percentage of a Fund’s average daily net assets. These operating expenses include, but are not limited to: administration fees and expenses; organizational expenses; custody expenses; expenses for audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; dividends on securities sold short; acquired fund fees and expenses; interest (including commitment fees); taxes (including foreign taxes on dividends, interest or gains); brokerage commissions and other transactional expenses; and extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses, and other expenses not incurred in the ordinary course of each Fund’s business. The expense cap for the PF Underlying Funds (except the PF Multi-Asset, PF International Small-Cap, PF Currency Strategies, and PF Equity Long/Short Funds) is 0.15% through July 31, 2019 and 0.30% thereafter through July 31, 2023. The expense cap for the PF Multi-Asset Fund is 0.16% through July 31, 2019. The expense cap for the PF International Small-Cap and PF Currency Strategies Funds is 0.25% through July 31, 2019. There is no expense cap for the PF Equity Long/Short Fund.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund presented in these financial statements for the fiscal year ended March 31, 2019 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of March 31, 2019 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of March 31, 2019 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

Fund	3/31/2020	3/31/2021	3/31/2022
PF Inflation Managed	$33,114	$19,621	$58,726
PF Managed Bond	590,876	540,942	443,715
PF Short Duration Bond	123,091	131,342	119,957
PF Emerging Markets Debt	107,918	77,724	124,856
PF Developing Growth	22,807	13,829	14,826
PF Growth	82,308	89,652	112,913
PF Large-Cap Value	243,001	247,008	118,375
PF Mid-Cap Equity	79,956	49,499	18,220
PF Multi-Asset		48,872	609,033
PF Small-Cap Value	104,811	75,777	53,658
PF Emerging Markets	433,451	516,488	310,434
PF International Large-Cap	336,014	256,803	124,692
PF International Small-Cap	46,102	28,196	60,110
PF International Value	181,721	213,419	154,717
PF Real Estate	46,036	30,103	30,395

Total	$2,431,206	$2,339,275	$2,354,627

There was no recoupment of expense reimbursement by PLFA from any Funds presented in these financial statements for the fiscal year ended March 31, 2019.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

C. INVESTMENTS IN AFFILIATED FUNDS

As of March 31, 2019, Pacific Life owned 100.00% of the total shares outstanding (aggregate of all share classes) of the PF Mid-Cap Equity Fund.

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed.

Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. A Trustee who defers compensation has the ability to select credit rate options that track the performance, at NAV of Class A of certain series of the Trust without a sales load or at NAV of Class I shares of the Pacific Select Fund. Pacific Select Fund is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Select Fund. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended March 31, 2019, such expenses increased by $3,282 for all applicable Funds presented in these financial statements as a result of the market value appreciation on such accounts. As of March 31, 2019 the total amount in the DCP Liability accounts was $51,058 for all applicable Funds presented in these financial statements.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended March 31, 2019, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Fund	Purchases	Sales	Net Realized Gain (Loss)
PF Multi-Asset	$30,193,432	$—	$—

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

8. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended March 31, 2019, are summarized in the following table:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
PF Inflation Managed	$95,020,461	$131,340,298	$10,269,676	$4,089,132
PF Managed Bond	3,121,762,236	3,059,080,557	207,993,359	258,546,803
PF Short Duration Bond	156,846,456	140,939,635	99,798,450	74,350,031
PF Emerging Markets Debt	—	—	44,182,561	46,078,099
PF Developing Growth	—	—	18,911,013	14,719,598
PF Growth	—	—	49,247,364	94,631,007
PF Large-Cap Value	—	—	85,046,110	77,273,694
PF Mid-Cap Equity	—	—	17,183,247	40,364,524
PF Multi-Asset	262,007,141	137,725,449	754,099,128	513,652,169
PF Small-Cap Value	—	—	41,520,119	50,367,096
PF Emerging Markets	—	—	65,716,951	99,220,383
PF International Large-Cap	—	—	27,801,209	93,773,091
PF International Small-Cap	—	—	36,003,109	79,526,692
PF International Value	—	—	45,550,698	112,627,081
PF Real Estate	—	—	82,637,023	48,690,473
PF Currency Strategies	—	—	5,428,220	2,978,580

9. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2019, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
PF Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$935,042	$20,915,808	$—	$—	$21,850,850

Total borrowings		$935,042	$20,915,808	$—	$—	$21,850,850

PF Managed Bond
Sale-buyback financing transactions	U.S. Treasury Obligations	$1,039,889	$8,183,472	$1,755,221	$—	$10,978,582
Reverse repurchase agreement	U.S. Treasury Obligations	—	2,045,000	—	—	2,045,000

Total borrowings		$1,039,889	$10,228,472	$1,755,221	$—	$13,023,582

10 . FEDERAL INCOME TAX INFORMATION

Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (the “Code”). A Fund that qualifies as a RIC does not have to pay income tax as long as it distributes sufficient taxable income and net capital gains. Each Fund declared and paid sufficient dividends on net investment income and capital gains distributions during the fiscal year or period ended March 31, 2019, to qualify as a RIC and is not required to pay Federal income tax under the Code. Accordingly, no provision for Federal income taxes is required in the financial statements. Required distributions are based on net investment income and net realized gains determined in accordance with income tax regulations, which may differ from U.S. GAAP for financial reporting purposes. These differences are primarily due to differing treatments for sale-buyback financing transactions, futures and options, swap income, paydown gain/loss, partnership income, foreign currency transactions, passive foreign investment companies, late year ordinary and post-October capital losses, capital loss carryforwards, and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of capital accounts. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by each Fund.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table shows the accumulated capital losses and components of distributable earnings on a tax basis, and late year ordinary losses and post-October capital losses deferred, if any, as of March 31, 2019:

		Distributable Earnings		Late-Year Ordinary and Post-October Losses Deferral
Fund	Accumulated Capital Losses	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late-Year Ordinary Losses	Short-Term Capital Losses	Long-Term Capital Losses	Total
PF Inflation Managed	($9,181,633)	$—	$—	$251,648	$—	$—	$251,648
PF Managed Bond	(10,615,626)	—	—	1,294,631	—	—	1,294,631
PF Short Duration Bond	(2,825,374)	1,372,547	—	—	—	—	—
PF Emerging Markets Debt	(7,496,797)	352,967	—	—	—	—	—
PF Developing Growth	—	—	—	25,055	—	135,133	160,188
PF Growth	—	—	2,496,638	—	—	—	—
PF Large-Cap Value	—	376,964	3,503,332	—	—	—	—
PF Multi-Asset	—	—	6,373,980	1,377,429	—	—	1,377,429
PF Small-Cap Value	—	—	993,308	—	—	—	—
PF Emerging Markets	—	591,402	2,382,251	—	—	—	—
PF International Large-Cap	—	53,709	4,630,687	—	—	—	—
PF International Small-Cap	(6,996,678)	1,041,350	—	—	—	—	—
PF International Value	—	—	—	213,040	271,856	—	484,896
PF Real Estate	—	301,393	191,443	—	—	—	—
PF Currency Strategies	—	—	—	159,137	—	—	159,137
PF Equity Long/Short	—	—	—	1,002,623	94,148	—	1,096,771

Accumulated capital losses represent net capital loss carryovers as of March 31, 2019 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. The following table shows the expiration dates and the amounts of capital loss carryover, if any, by each of the applicable Funds as of March 31, 2019 and capital loss carryover from prior years utilized during the fiscal year ended March 31, 2019:

	Unlimited Period of Net Capital Loss Carryover		Accumulated Capital Loss Carryover	Capital Loss Carryover Utilized During the Year Ended March 31, 2019
Fund	Short-Term	Long-Term
PF Inflation Managed	($850,349)	($8,331,284)	($9,181,633)	$19,794
PF Managed Bond	—	(10,615,626)	(10,615,626)	—
PF Short Duration Bond	(807,716)	(2,017,658)	(2,825,374)	391,755
PF Emerging Markets Debt	(2,847,247)	(4,649,550)	(7,496,797)	111,233
PF Developing Growth	—	—	—	1,011,567
PF Multi-Asset	—	—	—	52,422
PF International Small-Cap	(6,996,678)	—	(6,996,678)	—
PF Currency Strategies	—	—	—	3,212

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives for Federal income tax purposes as of March 31, 2019, were as follows:

Fund	Total Cost of Investments on Tax Basis (1)	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments	Net Unrealized Appreciation (Depreciation) on Other (2)	Net Unrealized Appreciation (Depreciation)
PF Inflation Managed	$57,790,128	$516,010	($868,863)	($352,853)	$36,837	($316,016)
PF Managed Bond	696,930,018	13,751,025	(12,032,258)	1,718,767	369,183	2,087,950
PF Short Duration Bond	155,233,251	906,085	(280,575)	625,510	(30)	625,480
PF Emerging Markets Debt	71,963,719	1,884,490	(3,283,223)	(1,398,733)	(46,715)	(1,445,448)
PF Developing Growth	11,886,071	4,187,360	(418,147)	3,769,213	—	3,769,213
PF Growth	105,939,032	81,671,639	(1,019,844)	80,651,795	(51)	80,651,744
PF Large-Cap Value	100,124,957	72,504,474	(1,579,050)	70,925,424	—	70,925,424
PF Mid-Cap Equity	9,412,677	1,187,710	(700,302)	487,408	—	487,408
PF Multi-Asset	1,136,665,630	5,813,637	(821,433)	4,992,204	(4,544,833)	447,371
PF Small-Cap Value	64,189,977	12,391,488	(6,108,595)	6,282,893	—	6,282,893
PF Emerging Markets	91,933,370	51,382,943	(9,206,979)	42,175,964	(244,215)	41,931,749
PF International Large-Cap	40,119,591	19,753,982	(2,615,323)	17,138,659	(143,274)	16,995,385
PF International Small-Cap	30,468,305	4,510,425	(3,288,274)	1,222,151	(6,548)	1,215,603
PF International Value	65,923,148	4,488,468	(6,442,842)	(1,954,374)	(13,275)	(1,967,649)
PF Real Estate	70,715,832	11,798,480	(901,906)	10,896,574	—	10,896,574
PF Currency Strategies	45,692,232	6,324	(315,518)	(309,194)	3,653	(305,541)
PF Equity Long/Short	29,146,740	109,897	(106,877)	3,020	22,183	25,203

(1)

The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals, investments in passive foreign investment companies, partnerships, and differing treatments for sale-buyback financing transactions and U.S. Treasury Inflation Protected Securities.

(2)	Other includes net appreciation or depreciation on derivatives, short sales, and foreign currencies, if any.

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after March 31, 2015.

11. TAX CHARACTER OF DISTRIBUTIONS

The tax character of income and capital gain distributions to shareholders during the fiscal year or period ended March 31, 2019 and 2018, were as follows:

	For the Year Ended March 31, 2019			For the Year or Period Ended March 31, 2018
Funds	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
PF Inflation Managed	$2,002,797	$—	$2,002,797	$165,026	$—	$165,026
PF Managed Bond	15,588,848	—	15,588,848	27,252,900	—	27,252,900
PF Short Duration Bond	2,654,646	—	2,654,646	2,387,342	—	2,387,342
PF Emerging Markets Debt	1,235,277	—	1,235,277	3,464,056	—	3,464,056
PF Developing Growth	—	95,677	95,677	—	—	—
PF Growth	562,295	10,205,298	10,767,593	1,081,093	4,208,497	5,289,590
PF Large-Cap Value	3,580,330	61,881,413	65,461,743	6,916,773	4,416,112	11,332,885
PF Mid-Cap Equity	446,362	5,318,107	5,764,469	2,759,880	8,496,195	11,256,075
PF Multi-Asset	15,433,139	—	15,433,139	—	—	—
PF Small Cap Value	1,150,556	15,278,120	16,428,676	230,521	15,035,437	15,265,958
PF Emerging Markets	833,161	14,561,366	15,394,527	1,205,327	—	1,205,327
PF International Large-Cap	1,238,466	22,780,379	24,018,845	2,849,998	—	2,849,998
PF International Small-Cap	374,460	1,498,859	1,873,319	1,494,781	3,024,730	4,519,511
PF International Value	7,861,965	6,034,253	13,896,218	7,139,546	—	7,139,546
PF Real Estate	900,002	5,570,666	6,470,668	636,138	5,740,391	6,376,529
PF Currency Strategies	—	—	—	2,053,772	—	2,053,772
PF Equity Long/Short	1,622,662	803,297	2,425,959	6,050,516	3,896,788	9,947,304

12. RECLASSIFICATION OF ACCOUNTS

During the fiscal year ended March 31, 2019, reclassifications as shown in the following table have been made in each Fund’s capital account to report these balances on a tax basis, excluding certain temporary differences, as of March 31, 2019. Additional adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the NAV of the Funds, are primarily attributable to reclassifications of sale-buyback financing transactions, paydown gain/loss, partnership income, expiration of capital loss carryforwards, foreign currency transactions, non-deductible expenses, swap income, redesignation of dividends paid, treatment of net operating losses and capital gains under Federal tax rules versus U.S. GAAP. The calculation of net investment income per share in the financial highlights excludes these adjustments.

Fund	Paid-In Capital	Undistributed/ Accumulated Net Investment Income (Loss)	Undistributed/ Accumulated Net Realized Gain (Loss)
PF Inflation Managed	$—	$183,055	($183,055)
PF Managed Bond	—	897,243	(897,243)
PF Short Duration Bond	—	129,940	(129,940)
PF Emerging Markets Debt	—	(3,048,474)	3,048,474
PF Developing Growth	(40,461)	40,461	—
PF Growth	(3)	12,623	(12,620)
PF Large-Cap Value	—	(445,249)	445,249
PF Mid-Cap Equity	14,973,395	(59,337)	(14,914,058)
PF Multi-Asset	1,550,433	(11,587,634)	10,037,201
PF Small-Cap Value	—	(23,593)	23,593
PF Emerging Markets	—	247,014	(247,014)
PF International Large-Cap	26,634,840	(211,566)	(26,423,274)
PF International Small-Cap	—	185,610	(185,610)
PF International Value	(4,195,633)	(406,024)	4,601,657
PF Currency Strategies	—	961,113	(961,113)
PF Equity Long/Short	(8,511,664)	5,353,390	3,158,274

PACIFIC FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal year ended March 31, 2019 and the fiscal year or period ended March 31, 2018 were as follows:

	Year ended 3/31/2019	Year/ Period ended 3/31/2018	Year ended 3/31/2019	Year ended 3/31/2018	Year ended 3/31/2019	Year ended 3/31/2018	Year ended 3/31/2019	Year ended 3/31/2018
	PF Inflation Managed Fund		PF Managed Bond Fund		PF Short Duration Bond Fund		PF Emerging Markets Debt Fund

Class P
Shares sold	256,207	7,313,111	6,352,160	531,321	12,928,251	501,598	2,106,584	4,948,673
Dividends and distributions reinvested	236,457	18,480	1,537,362	2,548,681	271,714	243,358	143,304	375,304
Shares repurchased	(4,377,223)	(271,176)	(17,374,944)	(16,107,371)	(9,029,155)	(6,235,028)	(3,595,690)	(707,964)
Net increase (decrease)	(3,884,559)	7,060,415	(9,485,422)	(13,027,369)	4,170,810	(5,490,072)	(1,345,802)	4,616,013
Beginning shares outstanding	8,533,123	1,472,708	56,563,475	69,590,844	11,469,397	16,959,469	9,152,207	4,536,194
Ending shares outstanding	4,648,564	8,533,123	47,078,053	56,563,475	15,640,207	11,469,397	7,806,405	9,152,207

	PF Developing Growth Fund		PF Growth Fund		PF Large-Cap Value Fund		PF Mid-Cap Equity Fund

Class P
Shares sold	477,855	76,603	1,636,305	2,958,294	6,177,036	162,487	881,298	19,834
Dividends and distributions reinvested	6,044	—	437,817	221,110	5,625,143	641,021	2,011	1,040,934
Shares repurchased	(270,382)	(204,222)	(3,363,434)	(1,488,410)	(6,523,746)	(17,877,474)	(2,921,454)	(4,145,268)
Net increase (decrease)	213,517	(127,619)	(1,289,312)	1,690,994	5,278,433	(17,073,966)	(2,038,145)	(3,084,500)
Beginning shares outstanding	637,876	765,495	8,145,001	6,454,007	9,040,089	26,114,055	2,918,158	6,002,658
Ending shares outstanding	851,393	637,876	6,855,689	8,145,001	14,318,522	9,040,089	880,013	2,918,158

	PF Multi-Asset Fund		PF Small-Cap Value Fund		PF Emerging Markets Fund		PF International Large-Cap Fund

Class P
Shares sold	61,114,150	77,848,543	1,765,846	63,528	2,603,510	166,751	1,907,404	258,634
Dividends and distributions reinvested	1,819,946	—	2,034,155	1,337,718	1,152,531	72,654	2,217,372	135,456
Shares repurchased	(24,969,892)	(1)	(2,466,137)	(3,945,051)	(4,965,180)	(4,456,527)	(5,136,988)	(4,094,473)
Net increase (decrease)	37,964,204	77,848,542	1,333,864	(2,543,805)	(1,209,139)	(4,217,122)	(1,012,212)	(3,700,383)
Beginning shares outstanding	77,848,542	—	7,265,519	9,809,324	10,311,228	14,528,350	6,014,301	9,714,684
Ending shares outstanding	115,812,746	77,848,542	8,599,383	7,265,519	9,102,089	10,311,228	5,002,089	6,014,301

	PF International Small-Cap Fund		PF International Value Fund		PF Real Estate Fund		PF Currency Strategies Fund

Class P
Shares sold	1,285,828	4,317,301	2,962,401	509,308	4,140,280	778,164	1,004,078	868,157
Dividends and distributions reinvested	208,299	403,934	1,854,451	700,642	562,033	495,992	—	235,254
Shares repurchased	(6,156,842)	(805,699)	(10,296,096)	(5,843,205)	(1,536,045)	(387,143)	(3,024,855)	(3,493,107)
Net increase (decrease)	(4,662,715)	3,915,536	(5,479,244)	(4,633,255)	3,166,268	887,013	(2,020,777)	(2,389,696)
Beginning shares outstanding	7,993,290	4,077,754	14,126,782	18,760,037	3,500,559	2,613,546	6,862,489	9,252,185
Ending shares outstanding	3,330,575	7,993,290	8,647,538	14,126,782	6,666,827	3,500,559	4,841,712	6,862,489

	PF Equity Long/Short Fund

Class P
Shares sold	2,782,615	344,554
Dividends and distributions reinvested	312,462	990,313
Shares repurchased	(4,145,703)	(2,720,419)
Net increase (decrease)	(1,050,626)	(1,385,552)
Beginning shares outstanding	5,880,145	7,265,697
Ending shares outstanding	4,829,519	5,880,145

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Pacific Funds Series Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund, PF Developing Growth Fund, PF Growth Fund, PF Large-Cap Value Fund, PF Mid-Cap Equity Fund, PF Multi-Asset Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Small-Cap Fund, PF International Value Fund, PF Real Estate Fund, PF Currency Strategies Fund, and PF Equity Long/Short Fund (the “Funds”) (seventeen of the funds comprising Pacific Funds Series Trust), including the schedules of investments, as of March 31, 2019; the related statements of operations and cash flows (for PF Inflation Managed Fund), changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, and the results of their operations and its cash flows (for the PF Inflation Managed Fund), the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Pacific Funds Series Trust	Statements of Operations and Cash Flows (for PF Inflation Managed Fund)	Statements of Changes in Net Assets	Financial Highlights
PF Inflation Managed Fund, PF Managed Bond Fund, PF Short Duration Bond Fund, PF Emerging Markets Debt Fund , PF Developing Growth Fund, PF Growth Fund, PF Large-Cap Value Fund, PF Mid-Cap Equity Fund, PF Small-Cap Value Fund, PF Emerging Markets Fund, PF International Large-Cap Fund, PF International Value Fund, PF Real Estate Fund and PF Currency Strategies Fund	For the year ended March 31, 2019	For the years ended March 31, 2019 and 2018	For the years ended March 31, 2019, 2018, 2017, 2016, and 2015
PF Multi-Asset Fund	For the year ended March 31, 2019	For the year ended March 31, 2019 and the period from January 31, 2018 (commencement of operations) through March 31, 2018	For the year ended March 31, 2019 and the period from January 31, 2018 (commencement of operations) through March 31, 2018
PF International Small-Cap Fund	For the year ended March 31, 2019	For the years ended March 31, 2019 and 2018	For the years ended March 31, 2019, 2018, 2017, 2016, and the period from January 14, 2015 (commencement of operations) through March 31, 2015
PF Equity Long/Short Fund	For the year ended March 31, 2019	For the years ended March 31, 2019 and 2018	For the years ended March 31, 2019, 2018, 2017, and the period from April 27, 2015 (commencement of operations) through March 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, PA

May 24, 2019

We have served as the auditor of one or more affiliated investment companies of Pacific Funds Series Trust since 1988.

E-1

PACIFIC FUNDS

OTHER TAX INFORMATION

(Unaudited)

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for each of the Funds that qualify for the dividends-received deductions for the fiscal year ended March 31, 2019 is as follows:

Fund	Percentage
PF Growth	78.63%
PF Large-Cap Value	100.00%
PF Mid-Cap Equity	22.38%
PF Small-Cap Value	65.06%
PF International Small-Cap	1.00%

For the fiscal year ended March 31, 2019 certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
PF Growth	85.45%
PF Large-Cap Value	100.00%
PF Mid-Cap Equity	24.23%
PF Small-Cap Value	76.24%
PF Emerging Markets	100.00%
PF International Large-Cap	100.00%
PF International Small-Cap	97.84%
PF International Value	100.00%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included in your Form 1099 DIV, which will be sent to you separately in January 2020. The Funds intend to pass through the maximum allowable percentages to shareholders.

The following Funds designated the listed amounts as long-term capital gain dividends during the fiscal year ended March 31, 2019. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
PF Developing Growth	$95,677
PF Growth	10,205,298
PF Large-Cap Value	61,881,413
PF Mid-Cap Equity	13,313,912
PF Multi-Asset	6,373,980
PF Small-Cap Value	15,278,120
PF Emerging Markets	14,561,366
PF International Large-Cap	45,443,252
PF International Small-Cap	1,498,859
PF International Value	6,034,253
PF Real Estate	5,570,666
PF Equity Long/Short	803,297

F-1

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees, administration fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from October 1, 2018 to March 31, 2019.

ACTUAL EXPENSES

The first section of the table for each fund entitled “Actual Fund Return”, provides information about actual account values and actual expenses based on each fund’s actual performance and each fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 03/31/19” column shown is derived from the fund’s actual performance; the “Annualized Expense Ratio” column shows the fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 10/01/18-03/31/19” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from October 1, 2018 to March 31, 2019.

You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each fund in your account, simply divide that fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply the result by the number given for your fund(s) in the “Expenses Paid During the Period 10/01/18-03/31/19.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table for each fund, entitled “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and actual fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (See Notes 6 and 7B in Notes to Financial Statements). It assumes that the fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the fund compared to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

	Beginning Account Value at 10/01/18	Ending Account Value at 03/31/19	Annualized Expense Ratio	Expenses Paid During the Period 10/01/18 - 03/31/19 (1)
PF Inflation Managed Fund
Actual Fund Return

Class P	$1,000.00	$1,025.00	1.17%	$5.91

Hypothetical

Class P	$1,000.00	$1,019.10	1.17%	$5.89
PF Managed Bond Fund
Actual Fund Return

Class P	$1,000.00	$1,044.20	0.61%	$3.11

Hypothetical

Class P	$1,000.00	$1,021.89	0.61%	$3.07
PF Short Duration Bond Fund
Actual Fund Return

Class P	$1,000.00	$1,022.10	0.55%	$2.77

Hypothetical

Class P	$1,000.00	$1,022.19	0.55%	$2.77
PF Emerging Markets Debt Fund
Actual Fund Return

Class P	$1,000.00	$1,060.70	0.92%	$4.73

Hypothetical

Class P	$1,000.00	$1,020.34	0.92%	$4.63
PF Developing Growth Fund
Actual Fund Return

Class P	$1,000.00	$967.00	0.75%	$3.68

Hypothetical

Class P	$1,000.00	$1,021.19	0.75%	$3.78
PF Growth Fund
Actual Fund Return

Class P	$1,000.00	$996.40	0.70%	$3.48

Hypothetical

Class P	$1,000.00	$1,021.44	0.70%	$3.53
PF Large-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$991.80	0.80%	$3.97

Hypothetical

Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Mid-Cap Equity Fund
Actual Fund Return

Class P	$1,000.00	$972.10	0.80%	$3.93

Hypothetical

Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Multi-Asset Fund
Actual Fund Return

Class P	$1,000.00	$979.20	0.51%	$2.52

Hypothetical

Class P	$1,000.00	$1,022.39	0.51%	$2.57
PF Small-Cap Value Fund
Actual Fund Return

Class P	$1,000.00	$893.20	0.90%	$4.25

Hypothetical

Class P	$1,000.00	$1,020.44	0.90%	$4.53

See explanation of references on page F-3

F-2

PACIFIC FUNDS

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

	Beginning Account Value at 10/01/18	Ending Account Value at 03/31/19	Annualized Expense Ratio	Expenses Paid During the Period 10/01/18 - 03/31/19 (1)
PF Emerging Markets Fund
Actual Fund Return

Class P	$1,000.00	$1,036.40	0.95%	$4.82

Hypothetical

Class P	$1,000.00	$1,020.19	0.95%	$4.78
PF International Large-Cap Fund
Actual Fund Return

Class P	$1,000.00	$990.10	1.00%	$4.96

Hypothetical

Class P	$1,000.00	$1,019.95	1.00%	$5.04
PF International Small-Cap Fund
Actual Fund Return

Class P	$1,000.00	$917.00	1.10%	$5.26

Hypothetical

Class P	$1,000.00	$1,019.45	1.10%	$5.54
PF International Value Fund
Actual Fund Return

Class P	$1,000.00	$924.90	0.80%	$3.84

Hypothetical

Class P	$1,000.00	$1,020.94	0.80%	$4.03
PF Real Estate Fund
Actual Fund Return

Class P	$1,000.00	$1,099.50	0.93%	$4.87

Hypothetical

Class P	$1,000.00	$1,020.29	0.93%	$4.68
PF Currency Strategies Fund
Actual Fund Return

Class P	$1,000.00	$1,007.70	0.86%	$4.30

Hypothetical

Class P	$1,000.00	$1,020.64	0.86%	$4.33
PF Equity Long/Short Fund
Actual Fund Return

Class P	$1,000.00	$931.70	1.57%	$7.56

Hypothetical

Class P	$1,000.00	$1,017.10	1.57%	$7.90

(1)

Expenses paid during the period are equal to the fund’s annualized expense ratio (shown in table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or applicable period, then divided by 365 days.

F-3

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Pacific Funds Series Trust (which may be referred to as “Pacific Funds” or the “Trust”) are managed under the direction of the Board of Trustees under the Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective April 1, 2019. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Funds Series Trust, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Fund and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Funds In Fund Complex Overseen**

INDEPENDENT TRUSTEES

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Select Fund; Independent Trustee (2/15 to present) of Matthews Asia Funds.	89

		Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Select Fund; Consultant to the Trust and Pacific Select Fund (11/15 to 6/16); Independent Trustee (8/10 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation.	89

		Formerly: Partner of PricewaterhouseCoopers LLP; Partner of McGladrey & Pullen LLP.

Lucie H. Moore Year of birth 1956	Trustee since 6/13/01	Trustee (10/98 to present) of Pacific Select Funds; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County.	89

		Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.

Nooruddin (Rudy) S. Veerjee Year of birth 1958	Trustee since 9/13/05	Trustee (1/05 to present) of Pacific Select Fund. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	89

F-4

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International (a public utility holding company); and Chairman of the Board and Trustee (1/07 to present) of Pacific Select Fund.	89

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Select Fund.	89

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/09/14)	Senior Vice President (4/14 to present), Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Select Fund.	89

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 6/13/01 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (4/05 to present) and Assistant Secretary (9/15 to present) of Pacific Select Fund.	89

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Select Fund.	89

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Select Fund.	89

Laurene E. MacElwee Year of birth 1966	Vice President since 4/04/05 and Assistant Secretary since 6/13/01	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (12/11 to present), Assistant Secretary (4/05 to present) of Pacific Select Fund.	89

Carleton J. Muench Year of birth 1973	Vice President since 11/30/06	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (12/14 to present) and Assistant Vice President (11/06 to 12/14) of Pacific Select Fund.	89

F-5

PACIFIC FUNDS

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) During Past 5 years	Number of Funds In Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Trevor T. Smith Year of birth 1975	Vice President since 3/23/16 and Treasurer since 4/01/18 (Assistant Treasurer 3/23/16 to 3/31/18)	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; Assistant Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Select Fund.	89

Kevin W. Steiner Year of birth 1975	Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Assistant Vice President (1/13 to present) of Pacific Select Fund.	89

Audrey L. Cheng Year of birth 1975	Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; Assistant Vice President (12/13 to present) of Pacific Select Fund.	89

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of March 31, 2019, the “Fund Complex” consisted of Pacific Select Fund (55 funds) and Pacific Funds (34 funds).

F-6

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Funds Series Trust (“Pacific Funds” or the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages Pacific Funds Short Duration Income, Pacific Funds Core Income, Pacific Funds Strategic Income, Pacific Funds Floating Rate Income and Pacific Funds High Income (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); Pacific Funds Portfolio Optimization Conservative, Pacific Funds Portfolio Optimization Moderate-Conservative, Pacific Funds Portfolio Optimization Moderate, Pacific Funds Portfolio Optimization Growth and Pacific Funds Portfolio Optimization Aggressive-Growth (the “Portfolio Optimization Funds”); and Pacific Funds Diversified Alternatives (together with the Portfolio Optimization Funds, the “Asset Allocation Funds” and together with the Portfolio Optimization Funds and the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other third-party firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12, 2018.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM, since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

[1]

At the December 12th meeting, the Board did not consider the continuance of the Sub-Advisory Agreements relating to the PF Mid-Cap Equity Fund and PF Real Estate Fund, as those agreements were not up for renewal at that time.

F-7

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the asset allocation funds. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had recently engaged a third-party consulting firm to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk

F-8

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds-of-funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio

F-9

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that these custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2018, as available, compared to the applicable benchmark and Selected Performance Peer Group. The Trustees placed greater emphasis on a Fund’s performance against peers as opposed to an unmanaged index.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

PF Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods, and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

PF Large-Cap Value Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

Pacific Funds Large-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

F-10

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Large-Cap Value

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Developing Growth Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the fourth quintile for the five-year period, and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

PF Mid-Cap Equity Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for the Fund effective June 2018 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Pacific Funds Small/Mid-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Pacific Funds Small-Cap Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Small-Cap Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and ten-year periods and the first quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Pacific Funds Small-Cap Value

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PF Emerging Markets Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the second quintile for the five-year period.

PF Emerging Markets Debt Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the third quintile for the five-year period.

F-11

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PF International Large-Cap Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods, performed in line for the three-year period, and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the second quintile for the ten-year period.

PF International Small-Cap Fund

The Fund: (1) underperformed the Selected Performance Peer Group median for the one- and three-year periods; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-and three-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods. The Board also considered PLFA’s views as to the competitive nature of the Sub-Adviser’s longer-term performance and its confidence in the Sub-Adviser’s investment process.

PF International Value Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017.

PF Currency Strategies Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the Fund had a co-Sub-Adviser from 2014 until 2018.

Pacific Funds Diversified Alternatives

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund.

PF Equity Long/Short Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed its Selected Performance Peer Group median for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s representation that the Sub-Adviser’s investment style is currently out of favor.

PF Global Absolute Return Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the Selected Performance Peer Group was of limited usefulness due to the diversity of investment approaches of funds in the peer group. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring its performance closely.

PF Real Estate Fund

The Fund: (1) slightly underperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fifth quintile for the three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective May 2018 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Pacific Funds Core Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

F-12

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Floating Rate Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Funds High Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and performed in line for the five-year period; (2) slightly underperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the third quintile for the five-year period.

PF Inflation Managed Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) slightly outperformed its primary benchmark for the one-year period, underperformed for the three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the first quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from January 2015 to October 2016 and since October 2016 has been the sole Sub-Adviser.

PF Managed Bond Fund

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that one of the Fund’s co-Sub-Advisers was the sole Sub-Adviser from the Fund’s inception until 2014, and that the other co-Sub-Adviser has co-managed the Fund since 2014.

PF Short Duration Bond Fund

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and slightly underperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011.

Pacific Funds Short Duration Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Funds Strategic Income

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three-, and five-year periods.

Pacific Funds Portfolio Optimization Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and performed in line for the ten-year period; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Pacific Funds Portfolio Optimization Moderate

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the

F-13

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Pacific Funds Portfolio Optimization Growth

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, five- and ten-year periods and the third quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Fund: (1) outperformed its Selected Performance Peer Group for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) underperformed its custom benchmark for the one-, five- and ten-year periods and outperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds. With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

PF Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Large-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

F-14

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Funds Large-Cap

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Pacific Funds Large-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Developing Growth Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Mid-Cap Equity Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small/Mid-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Small-Cap Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Small-Cap Value

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF Emerging Markets Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Emerging Markets Debt Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are

F-15

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

PF International Large-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PF International Small-Cap Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF International Value Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PF Currency Strategies Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Funds Diversified Alternatives

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Equity Long/Short Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee. The Trustees also considered that the Operating Expenses for the Fund include investment related expenses.

PF Global Absolute Return Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Real Estate Fund

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee.

Pacific Funds Core Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Floating Rate Income

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its

F-16

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that had the effect of reducing the Fund’s advisory fee based on the Fund having attained varying higher asset levels.

Pacific Funds High Income

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

PF Inflation Managed Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Managed Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PF Short Duration Bond Fund

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Funds Short Duration Income

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Strategic Income

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees further noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint. The Trustees considered that the Selected Expense Peer Group also contains intermediate-term bond funds which generally have a lower advisory fee than multisector bond funds, such as the Fund.

Pacific Funds Portfolio Optimization Conservative

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate-Conservative

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was slightly less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Moderate

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater

F-17

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was slightly less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

Pacific Funds Portfolio Optimization Aggressive-Growth

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average. The Trustees noted that pursuant to a fee waiver agreement, PLFA has agreed to a breakpoint schedule that will reduce its advisory fee once the Fund attains varying higher asset levels, but that the Fund has not yet reached the first breakpoint.

During their review, the Trustees considered that all of the Funds, except for the Equity Long/Short Fund, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’ length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For purposes of analyzing PLFA’s costs and profitability with respect to the Funds, the Trustees assigned credibility to PLFA’s view that little weight should be given to the fees of Pacific Select Fund, another open-end investment company advised by PLFA that consists of multiple funds, on the basis that there are significant differences between Pacific Funds and Pacific Select Fund, including differences in fund size and platforms on which the funds are offered. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’ length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

F-18

PACIFIC FUNDS

APPROVAL OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and, for certain Asset Allocation and PAM Managed Funds, through advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees, and PLFA’s agreement to enter into advisory fee waivers for certain PAM Managed Funds and Asset Allocation Funds that create effective breakpoints at asset levels at which PLFA believes it will have attained a level of profit that can be shared with these Funds.

With respect to the Sub-Advised Funds, the Trustees considered that the advisory fee for each Fund was originally set at an amount that was intended to be lower than peers to attract assets at the Fund’s inception. The Trustees noted that because fees for the Funds started relatively low from the first dollar under management in relation to peers, economies of scale will be realized at higher asset levels than would otherwise be the case. The Trustees also considered that some Sub-Advisers have agreed to breakpoints in their sub-advisory fee schedules. The Trustees noted that in setting its advisory fees relatively low at inception as compared to peers, and in subsidizing the expenses of the Funds from their inception and for many years, PLFA’s economics from the Sub-Advised Funds should be considered separate and apart from the economics of the Sub-Advisers. The Trustees noted PLFA’s view that the sub-advisory fee breakpoints were important for PLFA’s economics to overcome its expenses from the Funds. The Trustees also noted that shareholders will benefit from effective breakpoints for the Asset Allocation Funds.

The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps. The Trustees considered that the advisory fee waivers effectively implement breakpoints in PLFA’s advisory fees at higher asset levels of these Funds, which are intended to share economies of scale that PLFA has attained.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its agreement to reduce its own fees through fee waivers as assets grow for certain Funds, its commitment to competitive total expenses of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board considered that PLFA has not yet attained levels of profitability that warrant sharing of economies of scale for some Funds, including the Sub-Advised Funds, but noted that shareholders will benefit in the future from the effective breakpoints for the Asset Allocation Funds. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-19

PACIFIC FUNDS

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT, (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s’ website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectus and Statement of Additional Information (“SAI”). The prospectus and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to fund securities is described in the Trust’s SAI.

How to obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies) and annual and semi-annual reports are available:

•	On the Trust’s website at https://www.pacificlife.com/pacificfunds.html

•	On the SEC’s website at http://www.sec.gov

•	Upon request by calling, without charge, 1-800-722-2333, 7 a.m. through 5 p.m. Pacific Time

F-20

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this Code of Ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for the fiscal years ended March 31, 2019 and 2018 for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $800,000 and $915,000, respectively.

Audit-Related Fees

(b)

There were no aggregate fees billed for the fiscal years ended March 31, 2019 and 2018 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)

The aggregate fees billed for the fiscal years ended March 31, 2019 and 2018 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $178,143 and $180,010, respectively. The nature of the services comprising the fees was the review of income tax returns and excise tax.

All Other Fees

(d)

There were no aggregate fees billed for the fiscal years ended March 31, 2019 and 2018 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)      The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

        Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(1)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

          Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs”) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(1)A.(iii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the years ended March 31, 2019 and 2018 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1,636,451 and $1,541,010, respectively.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Chief Executive Officer and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to Registrant is made known to them by the appropriate persons,, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.CODE ETH.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is attached hereto as Exhibit 99.906 CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Funds Series Trust

By:	/s/ Adrian Griggs
Adrian Griggs
Chief Executive Officer

Date:	June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian Griggs
Adrian Griggs
Chief Executive Officer

Date:	June 6, 2019

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	June 6, 2019